UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: June 29, 2018

Item 1.	Report to Stockholders

Dear Member:

Thrivent Financial for Lutherans, the investment adviser to Thrivent Series Fund, Inc., has hired many talented investment professionals over the past number of years. The groundwork for our success was, in my opinion, laid roughly a decade ago. During the economic crisis of 2008-2009, when many other asset management firms had stopped hiring, were letting people go or even shutting down entirely, we were adding some great talent that became available. We were able to do so because of the financial strength and stability of Thrivent.

I mention this both because I am tremendously proud of the team of over 100 investment professionals that we’ve assembled at Thrivent, and also to make a point about how we manage money for you and, ultimately, about how we all think about money.

What I’ve learned from interviewing virtually every candidate we hire to join our investment division is that the stability of our organization is a clear point of attraction at Thrivent. Hedge funds often come and go, but at Thrivent we plan for the very long term. But when I interview candidates I also get some great questions—these are smart folks, after all. One question I’m often asked is: How is working at Thrivent different from working at other asset management firms?

I try to be honest with people, so I tell them that a large portion of the time, what we do in Thrivent’s investment operation isn’t all that different from what goes on at other asset management firms. We do bottom-up research to pick stocks we believe in for the long run. We do careful credit analysis to select bonds we think offer good value. And we work hard on asset allocation, relying both on the in-depth analysis of our quantitative researchers and our expertise in allocating across asset classes in our mixed-asset portfolios to seek to provide superior returns.

But another portion of the time, working at Thrivent is very different from working at most other financial services firms, and I’d like to share an example:

I was at a meeting not long ago with some other members of Thrivent’s executive team, and we were discussing Thrivent’s mission to help people be wise with money. Specifically, we discussed what it means to have an “abundance mentality.” Approaching money from an attitude of abundance means being thankful for all that we have without being envious of others. It means thinking about how we can express our gratitude by being generous to others. And an abundance mindset also means knowing “what is your enough?”

Later the same day, I had the honor of addressing a sizable group of our investment professionals who had significantly outperformed their benchmarks the prior year. I figured I should offer some opening remarks but wasn’t quite sure what to say, other than “thank you.” I had in my mind the discussion from earlier that day about an abundance mentality and decided I should say something about what such an attitude means for how we manage your money.

A perspective of abundance in asset management isn’t necessarily a simple thing to articulate. But it’s easy to say what an abundance mentality doesn’t mean. It doesn’t mean that when a portfolio gets a bit ahead of its benchmark, we stop seeking to outperform and try to ride our past performance. An abundance mentality doesn’t mean that we believe some level of risk-adjusted performance is “good enough.”

I can assure you that our team of investment professionals will always do our best to provide you with superior investment returns. Investment managers are a competitive bunch and ours is no exception. And I don’t think that an abundance mentality is inconsistent with seeking the best possible investment results. Indeed, I believe an attitude of abundance actually contributes to our investment process.

A mindset of scarcity would say that investing is a zero-sum game and that we shouldn’t deviate too much from our benchmarks. Even if we like the investment potential of a company, we realize there are lots of smart people out there in the market, so we’d better not invest all that much. Such an attitude can lead to what the investment industry refers to as “closet indexing.” A manager will stick close to his or her index so as not to underperform by too much—all but guaranteeing that the manager will, in fact, underperform since an active manager, to outperform a benchmark, must outperform by an amount greater than the fees charged.

So when I spoke that evening to our investment team, I told them how I believed that the success we’ve had has been due in no small part to an abundance mentality. Our team of 22 equity analysts works hard to find companies we can believe in and invest in for the long term. Our 17 credit analysts scour companies’ financials and other information to try to find bonds that represent good value. While we, of course, have stringent risk controls, we’re not afraid to take significant positions in stocks or bonds that we identify as attractive. At Thrivent, we don’t view investing from a scarcity mindset: We seek to outperform for you each and every day.

We feel blessed to come to work each day to manage the assets you’ve entrusted to us. We hope that as you move along your journey to be wise with money, you will view all you have as a blessing as well and share in a mindset of thankfulness, generosity and abundance.

Sincerely,
David S. Royal President and Chief Investment Officer Thrivent Series Fund, Inc.

Dear Member:

The stock market experienced very modest growth through the first half of 2018, as trade and tariff concerns stoked market volatility. The S&P 500® edged up only 1.67% for the six-month period ending June 30.

In the fixed-income market, yields on 10-year U.S. Treasuries have continued to move up. After ending 2017 at 2.41%, the yield increased to 2.85% during the first six months of 2018.

Economic Review

The stock market and the economy got a boost from the new tax bill that was approved in December, which lowered the corporate tax rate from 35% to 21%. The lower tax rate has the potential to improve profit margins while incentivizing corporations to invest more in technology and capital equipment. But the law’s effects will be varied across industries and across companies depending on their legal and capital structures.

The Federal Reserve (Fed) approved a quarter-point hike in the fed funds rate in March and then again in June, raising it to a target of 1.75% to 2.00%. It was the seventh rate hike since December 2015. The Fed has indicated that there may be one or possibly two more rate hikes during 2018.

The Fed is also continuing to reduce its $4.5 trillion balance sheet by ending its policy of purchasing new Treasury bonds and mortgage-backed securities as their older bonds reach maturity.

Gross domestic product (GDP) growth, which is the broadest measure of economic output, has been fairly solid recently. After growing at an annualized rate of 2.9% in the fourth quarter of 2017, GDP grew 2.8% in the first quarter of 2018 (revised) versus 1.2% in the first quarter of 2017, according to the U.S. Department of Commerce.

A number of economic and market factors contributed to the solid GDP growth rate. Corporate earnings have improved, and employment growth has continued unabated, with 92 consecutive months of job growth. The unemployment rate has fallen to 3.8%, as of June 1—the lowest level since 2000. The oil market has also been strong, with prices up 22.7% since the start of 2018, reaching $74.15 per barrel for the benchmark West Texas Intermediate at the end of June.

Market Review

The S&P 500 was up just 1.67% over the first half of 2018, as trade and tariff concerns rattled the markets. It has been volatile through much of 2018. (The S&P 500 is a market-cap weighted index that represents the average performance of a group of 500 large-capitalization stocks.)

The Nasdaq, an electronic stock exchange with more than 3,300 company listings, has fared better than the S&P 500 in 2018. It was up 8.79% through the first six months, closing June at 7510.30.

Six of the 11 sectors of the S&P 500 posted gains through the first four months of 2018—energy, consumer discretionary, information technology, health care, real estate, and utilities—while the other five sectors were all in negative territory.

In the international markets, the MSCI EAFE Index, which measures performance of developed-economy stocks in Europe, Australasia and the Far East, has trailed the performance of the U.S. market due to economic uncertainty in Europe and Asia. The index was down 4.49% through the first six months of 2018.

Our Outlook

Bond market valuation remains unattractive relative to inflation risks. The technical backdrop will now be a challenge without the big central banks buying bonds. The credit sectors of the bond market are also fully valued after a long stretch of strong performance.

We believe the current volatile stock market is a correction rather than the beginning of a bear market. Corporate earnings are solid and price-to-earnings multiples, although higher than average, are not excessive (and have actually declined in 2018). Further growth in the equities market is likely dependent on continuing earnings growth.

In the fixed-income market, high government, corporate and individual debt levels have become the new normal. Although not an imminent threat to the markets, if economic conditions weaken, leverage in the government and corporate areas could prove problematic. Mortgage debt is also rising, but unlike the 2007-2009 period, debt levels in this area seem very manageable.

The job market should remain solid, but wage growth remains a concern. Adding new jobs may become increasingly difficult as the market tightens, but businesses have indicated a desire to continue adding workers. The tight market could drive up wages as businesses compete for qualified workers.

With a strengthening economy, a strong job market and rising interest rates, we may see inflation pick up in the next few months; the industry consensus view for inflation is 2.3% for 2018.

Equities in the international developed markets have lost some luster, as earnings estimates have stagnated relative to strong U.S. earnings. An escalation in trade conflicts poses greater risks to most foreign developed markets due to their heavier reliance on export activity, leading to diminished financial prospects and waning investor sentiment.

We’ve seen no evidence of an impending recession, although economic indicators softened somewhat in the first half. Economic strength in the U.S. should continue if personal income and consumer spending remain solid, and if wages and corporate earnings continue to improve.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Financial.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Series Fund, Inc.

THRIVENT AGGRESSIVE ALLOCATION PORTFOLIO

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, and David S. Royal Portfolio Co-Managers*

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other mutual funds, including funds managed by the Adviser or an affiliate and in directly-held equity and debt instruments. The Portfolio is subject to its own fees and expenses and the expenses of the other Portfolios in which it invests, as well as the risks of the other Portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The Portfolio is considered “non-diversified” according to SEC regulations, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

*	As of April 30, 2018, David S. Royal became a Portfolio Co-Manager

Portfolio Composition		Top 10 Holdings
(% of Portfolio)		(% of Net Assets)
Large Cap	35.3%	Thrivent Partner Worldwide Allocation
International	21.2%	Portfolio	9.6%
Small Cap	19.9%	Thrivent Mid Cap Stock Portfolio	5.7%
Short-Term Investments	10.5%	Thrivent Core International Equity Fund	4.6%
Mid Cap	5.7%	Thrivent Large Cap Value Portfolio	4.6%
Investment Grade Debt	3.5%	Thrivent Large Cap Stock Portfolio	3.8%
Multi-Cap	3.3%	Thrivent Core Low Volatility Equity Fund	3.7%
High Yield	0.6%	Thrivent Small Cap Stock Portfolio	3.3%
Total	100.0%	Amazon.com, Inc.	2.1%
		Alphabet, Inc., Class A	1.0%
		Microsoft Corporation	0.9%

		These securities represent 39.3% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT BALANCED INCOME PLUS PORTFOLIO

Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA and John T. Groton, Jr., CFA Portfolio Co-Managers

Thrivent Balanced Income Plus Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes.

Portfolio Composition
(% of Portfolio)
Common Stock	45.7%
Long-Term Fixed Income	22.7%
Bank Loans	15.0%
Short-Term Investments	8.5%
Registered Investment Companies	7.4%
Preferred Stock	0.7%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	12.9%
Financials	11.5%
Consumer Discretionary	11.5%
Telecommunications Services	6.8%
Mortgage-Backed Securities	6.4%
Affiliated Fixed Income Holdings	6.3%
Consumer Staples	6.3%
Real Estate	6.0%
Materials	5.6%
Industrials	5.3%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	6.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Amazon.com, Inc.	1.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Cisco Systems, Inc.	0.9%
UnitedHealth Group, Inc.	0.9%
Apple, Inc.	0.9%
Visa, Inc.	0.8%
Materials Select Sector SPDR Fund	0.7%

These securities represent 16.9% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT DIVERSIFIED INCOME PLUS PORTFOLIO

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA and John T. Groton, Jr., CFA Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes.

Portfolio Composition
(% of Portfolio)
Long-Term Fixed Income	41.9%
Common Stock	26.3%
Short-Term Investments	12.4%
Bank Loans	12.0%
Registered Investment Companies	6.0%
Preferred Stock	1.4%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	12.9%
Mortgage-Backed Securities	9.2%
Consumer Discretionary	9.1%
Information Technology	9.1%
Telecommunications Services	7.5%
Collateralized Mortgage Obligations	7.3%
Materials	6.2%
Consumer Staples	6.2%
Energy	5.4%
Affiliated Fixed Income Holdings	4.8%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	4.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.2%
Amazon.com, Inc.	1.0%
Vanguard Short-Term Corporate Bond ETF	0.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.6%
Cisco Systems, Inc.	0.5%
UnitedHealth Group, Inc.	0.5%

These securities represent 16.0% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT GOVERNMENT BOND PORTFOLIO

Michael G. Landreville, CFA, CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Government Bond Portfolio seeks total return, consistent with preservation of capital. The Portfolio’s investment objective may be changed without shareholder approval.

The Portfolio primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Portfolio is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices may decline during periods of rising interest rates. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Sovereign debt securities may be subject to additional risks. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	47.6%
Mortgage-Backed Securities	31.9%
Commercial Mortgage-Backed Securities	9.6%
Foreign Government	6.5%
Financials	1.5%
Collateralized Mortgage Obligations	1.1%
Consumer Cyclical	0.8%
Asset-Backed Securities	0.7%
Energy	0.1%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	9.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	7.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	7.5%
U.S. Treasury Notes	3.9%
U.S. Treasury Bonds, TIPS	3.7%
U.S. Treasury Notes	3.5%
U.S. Treasury Bonds, TIPS	3.3%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	3.3%
U.S. Treasury Notes	3.2%
U.S. Treasury Notes	3.0%

These securities represent 48.8% of the total net assets of the Portfolio.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT HIGH YIELD PORTFOLIO

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices may decline during periods of rising interest rates. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. Convertible securities are subject to additional risks such as interest rate and market risk. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Energy	15.8%
Communications Services	15.7%
Consumer Cyclical	14.4%
Capital Goods	10.7%
Consumer Non-Cyclical	10.5%
Basic Materials	9.9%
Financials	8.1%
Technology	5.8%
Utilities	4.5%
Transportation	1.1%

Top 10 Holdings
(% of Net Assets)
Sprint Corporation	1.9%
Intelsat Jackson Holdings SA	0.9%
Valeant Pharmaceuticals International, Inc.	0.9%
Alliance Data Systems Corporation	0.8%
NGPL Pipeco, LLC	0.8%
Berry Plastics Corporation	0.8%
Quicken Loans, Inc.	0.7%
CCO Holdings, LLC	0.7%
Neptune Finco Corporation	0.7%
Inception Merger Sub, Inc.	0.7%

These securities represent 8.9% of the total net assets of the Portfolio.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT INCOME PORTFOLIO

Stephen D. Lowe, CFA and Kent L. White, CFA, Portfolio Co-Managers

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets. To the extent that the financials sector continues to represent a significant portion of the Portfolio, the Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Financials	27.2%
Energy	10.3%
Consumer Non-Cyclical	9.7%
Communications Services	8.6%
Utilities	6.1%
U.S. Government and Agencies	5.2%
Consumer Cyclical	4.9%
Basic Materials	4.6%
Mortgage-Backed Securities	4.6%
Technology	4.5%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Bonds	2.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.9%
U.S. Treasury Bonds	0.8%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.6%
U.S. Treasury Bonds	0.5%
U.S. Treasury Bonds	0.5%
Southern Company	0.5%

These securities represent 9.5% of the total net assets of the Portfolio.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT LARGE CAP GROWTH PORTFOLIO

Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks to achieve long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

Portfolio Composition
(% of Portfolio)
Common Stock	99.6%
Short-Term Investments	0.4%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	49.0%
Consumer Discretionary	21.9%
Health Care	9.7%
Financials	8.3%
Industrials	7.5%
Energy	3.2%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	12.8%
Alphabet, Inc., Class A	6.1%
Facebook, Inc.	5.5%
Visa, Inc.	5.0%
Microsoft Corporation	4.9%
MasterCard, Inc.	4.7%
Salesforce.com, Inc.	4.3%
Apple, Inc.	4.3%
PayPal Holdings, Inc.	4.0%
Netflix, Inc.	3.8%

These securities represent 55.4% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP INDEX PORTFOLIO

Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM, Portfolio Co-Managers

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

The Portfolio primarily invests in large company common stocks. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

Portfolio Composition
(% of Portfolio)
Common Stock	98.0%
Short-Term Investments	2.0%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	25.5%
Financials	13.6%
Health Care	13.4%
Consumer Discretionary	12.8%
Industrials	9.3%
Consumer Staples	7.0%
Energy	6.2%
Utilities	2.9%
Real Estate	2.8%
Materials	2.4%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	3.9%
Microsoft Corporation	3.2%
Amazon.com, Inc.	2.9%
Facebook, Inc.	2.0%
Berkshire Hathaway, Inc.	1.5%
J.P. Morgan Chase & Company	1.5%
Exxon Mobil Corporation	1.5%
Alphabet, Inc., Class C	1.4%
Alphabet, Inc., Class A	1.4%
Johnson & Johnson	1.4%

These securities represent 20.7% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP STOCK PORTFOLIO

Kurt J. Lauber, CFA, Darren M. Bagwell, CFA and Noah J. Monsen, CFA, Portfolio Co-Managers*

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

*	As of April 30, 2018, Noah J. Monsen became a Portfolio Co-Manager

Portfolio Composition
(% of Portfolio)
Common Stock	90.1%
Short-Term Investments	9.9%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	21.1%
Consumer Discretionary	14.6%
Financials	13.9%
Industrials	11.1%
Health Care	8.8%
Energy	6.0%
Materials	5.8%
Consumer Staples	3.7%
Utilities	2.3%
Telecommunications Services	2.1%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	4.7%
Apple, Inc.	2.4%
Microsoft Corporation	2.4%
Alphabet, Inc., Class A	2.1%
Cisco Systems, Inc.	1.7%
Facebook, Inc.	1.6%
Citigroup, Inc.	1.5%
Bank of America Corporation	1.5%
Alphabet, Inc., Class C	1.4%
Netflix, Inc.	1.3%

These securities represent 20.6% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP VALUE PORTFOLIO

Kurt J. Lauber, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks to achieve long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

Portfolio Composition
(% of Portfolio)
Common Stock	98.9%
Short-Term Investments	1.1%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	25.8%
Information Technology	15.2%
Health Care	13.4%
Energy	11.8%
Industrials	10.6%
Consumer Discretionary	7.9%
Materials	4.1%
Consumer Staples	3.6%
Telecommunications Services	3.6%
Utilities	2.8%

Top 10 Holdings
(% of Net Assets)
Cisco Systems, Inc.	5.0%
Bank of America Corporation	4.6%
Citigroup, Inc.	4.0%
Verizon Communications, Inc.	3.6%
Chevron Corporation	3.4%
Microsoft Corporation	3.4%
Lowe’s Companies, Inc.	3.2%
Merck & Company, Inc.	2.7%
Oracle Corporation	2.6%
United Technologies Corporation	2.2%

These securities represent 34.7% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LIMITED MATURITY BOND PORTFOLIO

Michael G. Landreville, CFA, CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

The Portfolio primarily invests in investment-grade debt securities. The value of the Portfolio is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Collateralized debt obligations are subject to additional risks. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Asset-Backed Securities	26.0%
Financials	19.0%
U.S. Government and Agencies	16.8%
Consumer Non-Cyclical	6.0%
Collateralized Mortgage Obligations	5.6%
Commercial Mortgage-Backed Securities	4.3%
Energy	3.6%
Communications Services	2.6%
Technology	2.5%
Consumer Cyclical	2.5%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	4.2%
U.S. Treasury Notes	2.3%
U.S. Treasury Notes, TIPS	2.2%
U.S. Treasury Notes	1.4%
U.S. Treasury Bonds, TIPS	0.8%
Federal National Mortgage Association	0.8%
U.S. Treasury Bonds, TIPS	0.8%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	0.8%
U.S. Treasury Bonds, TIPS	0.7%
U.S. Treasury Bonds, TIPS	0.7%

These securities represent 14.7% of the total net assets of the Portfolio.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT LOW VOLATILITY EQUITY PORTFOLIO

Noah J. Monsen, CFA and Brian W. Bomgren, CQF, Portfolio Co-Managers*

The Portfolio seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Portfolio’s investment objective may be changed without shareholder approval.

The Portfolio primarily invests in equity securities. Although the Portfolio seeks lower volatility than the global equity markets, its returns will experience some volatility. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

*	As of April 30, 2018, Brian W. Bomgren became a Portfolio Co-Manager

Portfolio Composition
(% of Portfolio)
Common Stock	95.3%
Short-Term Investments	4.7%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Health Care	15.4%
Information Technology	14.6%
Financials	14.1%
Consumer Staples	12.4%
Industrials	10.3%
Consumer Discretionary	7.6%
Telecommunications Services	6.8%
Utilities	6.6%
Real Estate	2.9%
Materials	2.3%

Top 10 Holdings
(% of Net Assets)
Lawson, Inc.	1.9%
MasterCard, Inc.	1.6%
CLP Holdings, Ltd.	1.6%
Automatic Data Processing, Inc.	1.6%
KDDI Corporation	1.5%
Progressive Corporation	1.5%
Danaher Corporation	1.4%
NTT DOCOMO, Inc.	1.4%
PCCW, Ltd.	1.4%
Roche Holding AG	1.4%

These securities represent 15.3% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT MID CAP INDEX PORTFOLIO

Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM, Portfolio Co-Managers

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

The Portfolio primarily invests in mid-sized company stocks, which often have greater price volatility, lower trading volume, and less liquidity than stocks of larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

Portfolio Composition
(% of Portfolio)
Common Stock	95.0%
Short-Term Investments	5.0%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	15.6%
Information Technology	15.1%
Industrials	13.9%
Consumer Discretionary	12.3%
Real Estate	9.1%
Health Care	8.8%
Materials	6.7%
Energy	5.1%
Utilities	4.6%
Consumer Staples	3.3%

Top 10 Holdings
(% of Net Assets)
Teleflex, Inc.	0.7%
Domino’s Pizza, Inc.	0.6%
Keysight Technologies, Inc.	0.6%
Wellcare Health Plans, Inc.	0.6%
Steel Dynamics, Inc.	0.6%
PTC, Inc.	0.6%
IDEX Corporation	0.6%
Old Dominion Freight Line, Inc.	0.5%
Jack Henry & Associates, Inc.	0.5%
Lamb Weston Holdings, Inc.	0.5%

These securities represent 5.8% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT MID CAP STOCK PORTFOLIO

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser.

Portfolio Composition
(% of Portfolio)
Common Stock	93.7%
Short-Term Investments	6.3%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	19.2%
Financials	18.9%
Information Technology	18.3%
Consumer Discretionary	11.2%
Real Estate	6.4%
Health Care	6.3%
Energy	5.4%
Materials	5.2%
Utilities	1.7%
Consumer Staples	1.4%

Top 10 Holdings
(% of Net Assets)
Twitter, Inc.	4.4%
Zions Bancorporation	4.3%
Red Hat, Inc.	3.6%
Steel Dynamics, Inc.	3.3%
Southwest Airlines Company	3.3%
Alliance Data Systems Corporation	3.1%
Huntington Ingalls Industries, Inc.	2.9%
Akamai Technologies, Inc.	2.9%
KeyCorp	2.6%
Assured Guaranty, Ltd.	2.2%

These securities represent 32.6% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT MODERATE ALLOCATION PORTFOLIO

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, and David S. Royal

Portfolio Co-Managers*

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other mutual funds, including funds managed by the Adviser or an affiliate, and in directly-held equity and debt instruments. The Portfolio is subject to its own fees and expenses and the expenses of the other Portfolios in which it invests, as well as the risks of the other Portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The Portfolio is considered “non-diversified” according to SEC regulations, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

*	As of April 30, 2018, David S. Royal became a Portfolio Co-Manager

Portfolio Composition		Top 10 Holdings
(% of Portfolio)		(% of Net Assets)
Investment Grade Debt Large Cap International Short-Term Investments Small Cap Mid Cap High Yield Floating Rate Debt Multi-Cap Emerging Markets Debt	31.3% 23.2% 11.4% 9.8% 9.1% 3.8% 3.8% 3.5% 2.6% 1.5%	Thrivent Partner Worldwide Allocation
		Portfolio	6.1%
		Thrivent Large Cap Value Portfolio	6.0%
		Thrivent Income Portfolio	5.4%
		Thrivent Mid Cap Stock Portfolio	3.6%
		Thrivent Large Cap Stock Portfolio	3.4%
		Thrivent Limited Maturity Bond Portfolio	3.2%
		Thrivent Core Low Volatility Equity Fund	2.8%
Total	100.0%	Federal National Mortgage Association
		Conventional 30-Yr. Pass Through	2.8%
		Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
		Thrivent High Yield Portfolio	1.8%

		These securities represent 37.3% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, and David S. Royal Portfolio Co-Managers*

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other mutual funds, including funds managed by the Adviser or an affiliate, and in directly-held equity and debt instruments. The Portfolio is subject to its own fees and expenses and the expenses of the other Portfolios in which it invests, as well as the risks of the other Portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The Portfolio is considered “non-diversified” according to SEC regulations, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

*	As of April 30, 2018, David S. Royal became a Portfolio Co-Manager

Portfolio Composition		Top 10 Holdings
(% of Portfolio)		(% of Net Assets)
Large Cap Investment Grade Debt International Small Cap Short-Term Investments Mid Cap Multi-Cap Floating Rate Debt High Yield Emerging Markets Debt	33.9% 17.4% 16.5% 12.7% 7.6% 4.2% 2.8% 2.0% 2.0% 0.9%	Thrivent Partner Worldwide Allocation Portfolio	8.6%
		Thrivent Mid Cap Stock Portfolio	6.9%
		Thrivent Large Cap Value Portfolio	6.8%
		Thrivent Large Cap Stock Portfolio	5.9%
		Thrivent Core International Equity Fund	3.4%
		Thrivent Core Low Volatility Equity Fund	3.0%
Total	100.0%	Thrivent Income Portfolio	2.5%
		Thrivent Small Cap Stock Portfolio	1.6%
		Thrivent Limited Maturity Bond Portfolio	1.5%
		Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%

		These securities represent 41.7% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, and David S. Royal Portfolio Co-Managers*

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other mutual funds, including funds managed by the Adviser or an affiliate, and in directly-held equity and debt instruments. The Portfolio is subject to its own fees and expenses and the expenses of the other Portfolios in which it invests, as well as the risks of the other Portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The Portfolio is considered “non-diversified” according to SEC regulations, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

*	As of April 30, 2018, David S. Royal became a Portfolio Co-Manager

Portfolio Composition		Top 10 Holdings
(% of Portfolio)		(% of Net Assets)
Investment Grade Debt Large Cap Short-Term Investments International Floating Rate Debt High Yield Small Cap Mid Cap Emerging Markets Debt Multi-Cap	43.2% 15.3% 13.3% 6.8% 5.3% 5.1% 3.6% 3.6% 2.2% 1.6%	Thrivent Income Portfolio	7.2%
		Thrivent Limited Maturity Bond Portfolio	4.6%
		Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.8%
		Thrivent Partner Worldwide Allocation Portfolio	3.6%
		Thrivent Large Cap Value Portfolio	3.4%
		Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.9%
		Thrivent High Yield Portfolio	2.5%
Total	100.0%	Thrivent Core Emerging Markets Debt Fund	2.5%
		Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.4%
		Thrivent Mid Cap Stock Portfolio	1.8%

		These securities represent 34.7% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MONEY MARKET PORTFOLIO

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

Although the Portfolio seeks to preserve the value of your investment a $1.00 per unit, it is possible to lose money by investing in the Portfolio. Investments in the Money Market Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. These and other risks are described in the Prospectus.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt	83.4%
U.S. Treasury Debt	16.6%
Total	100.0%

An investment in the Thrivent Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Quoted Portfolio Composition is subject to change.

THRIVENT MULTIDIMENSIONAL INCOME PORTFOLIO

Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Conrad E. Smith, CFA, Kent L. White, CFA and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Portfolio seeks a high level of current income and, secondarily, growth of capital. The Portfolio’s investment objectives may be changed without shareholder approval.

The Portfolio allocates its assets across multiple income and growth producing asset classes and strategies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. It is also subject to volatility risk, or the risk that the value of the Portfolio’s shares may fluctuate significantly in the short term. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, closed-end funds, BDCs, MLPs, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes.

*	As of April 30, 2018, Stephen D. Lowe became a Portfolio Co-Manager

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Financials	18.0%
Fixed Income Funds/ETFs	11.1%
Affiliated Fixed Income Holdings	9.7%
Communications Services	9.1%
Energy	6.9%
Consumer Non-Cyclical	6.1%
Basic Materials	5.6%
Collateralized Mortgage Obligations	5.2%
Equity Funds/ETFs	4.8%
Consumer Cyclical	4.8%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	9.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
Vanguard Short-Term Corporate Bond ETF	1.1%
Countrywide Alternative Loan Trust	1.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.0%
Invesco Variable Rate Preferred ETF	0.8%
J.P. Morgan Mortgage Trust	0.7%
BlackRock Enhanced Equity Dividend Trust	0.7%
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	0.7%
Textron Financial Corporation	0.7%

These securities represent 18.3% of the total net assets of the Portfolio.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT OPPORTUNITY INCOME PLUS PORTFOLIO

Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, Kent L. White, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

Thrivent Opportunity Income Plus Portfolio seeks a combination of current income and long-term capital appreciation.

The Portfolio primarily invests in a broad range of debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes.

*	As of April 30, 2018, Stephen D. Lowe became a Portfolio Co-Manager

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Affiliated Fixed Income Holdings	14.2%
Mortgage-Backed Securities	13.2%
Communications Services	11.5%
Financials	10.0%
Consumer Non-Cyclical	9.5%
Consumer Cyclical	7.8%
Collateralized Mortgage Obligations	6.3%
Asset-Backed Securities	5.2%
Energy	4.5%
Technology	4.3%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	14.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.6%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Vanguard Short-Term Corporate Bond ETF	1.1%
Invesco Senior Loan ETF	0.9%
Sable International Finance, Ltd., Term Loan	0.9%
Scientific Games International, Inc., Term Loan	0.8%

These securities represent 30.3% of the total net assets of the Portfolio.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT PARTNER ALL CAP PORTFOLIO

Subadvised by FIAM LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

Portfolio Composition
(% of Portfolio)
Common Stock	99.7%
Short-Term Investments	0.3%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	25.5%
Financials	14.3%
Health Care	13.1%
Consumer Discretionary	12.8%
Industrials	10.1%
Consumer Staples	6.3%
Energy	6.2%
Real Estate	3.4%
Utilities	3.0%
Materials	2.9%

Top 10 Holdings
(% of Net Assets)
Alphabet, Inc., Class A	4.1%
Microsoft Corporation	3.7%
Amazon.com, Inc.	3.4%
Intel Corporation	2.3%
Diamondback Energy, Inc.	2.2%
Salesforce.com, Inc.	2.1%
Becton, Dickinson and Company	1.8%
Concho Resources, Inc.	1.8%
Broadcom, Ltd.	1.8%
Citigroup, Inc.	1.8%

These securities represent 25.0% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Subadvised by Aberdeen Asset Managers Limited

Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.

The Portfolio primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. To the extent that the financials sector continues to represent a significant portion of the Portfolio, the Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.

Portfolio Composition
(% of Portfolio)
Common Stock	92.2%
Preferred Stock	5.8%
Short-Term Investments	2.0%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	26.3%
Information Technology	21.3%
Consumer Staples	14.0%
Consumer Discretionary	11.7%
Materials	10.3%
Industrials	4.4%
Telecommunications Services	3.3%
Real Estate	3.1%
Energy	2.7%
Health Care	1.3%

Top 10 Countries
(% of Net Assets)
India	14.7%
China	10.3%
Brazil	10.0%
South Korea	9.6%
Cayman Islands	9.6%
Hong Kong	7.6%
Mexico	5.3%
Taiwan	4.9%
Indonesia	4.6%
Philippines	3.5%

Investments in securities in these countries represent 80.1% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT PARTNER GROWTH STOCK PORTFOLIO

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

Portfolio Composition
(% of Portfolio)
Common Stock	98.6%
Short-Term Investments	1.1%
Long-Term Fixed Income	0.2%
Preferred Stock	0.1%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	42.7%
Consumer Discretionary	23.8%
Health Care	12.9%
Industrials	8.9%
Financials	6.0%
Consumer Staples	1.7%
Utilities	1.5%
Real Estate	1.3%
Materials	0.6%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	9.0%
Microsoft Corporation	5.2%
Facebook, Inc.	5.0%
Booking Holdings, Inc.	3.9%
Boeing Company	3.3%
Visa, Inc.	3.1%
Alibaba Group Holding, Ltd. ADR	3.1%
Alphabet, Inc., Class C	2.9%
MasterCard, Inc.	2.6%
Alphabet, Inc., Class A	2.6%

These securities represent 40.7% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT PARTNER HEALTHCARE PORTFOLIO

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio primarily invests in healthcare companies, which are subject to numerous risks including legislative or regulatory changes and adverse market conditions. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

Portfolio Composition
(% of Portfolio)
Common Stock	97.8%
Short-Term Investments	2.2%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Health Care Equipment	27.7%
Pharmaceuticals	22.0%
Biotechnology	18.9%
Managed Health Care	17.9%
Health Care Services	4.7%
Life Sciences Tools & Services	3.5%
Health Care Facilities	1.1%
Health Care Technology	0.6%
Consumer Discretionary	0.6%
Health Care Distributors	0.4%

Top 10 Holdings
(% of Net Assets)
UnitedHealth Group, Inc.	8.5%
Pfizer, Inc.	4.9%
Abbott Laboratories	4.3%
Medtronic plc	4.2%
Boston Scientific Corporation	4.0%
Stryker Corporation	3.4%
Quest Diagnostics, Inc.	2.6%
Anthem, Inc.	2.5%
Humana, Inc.	2.4%
Baxter International, Inc.	2.3%

These securities represent 39.1% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Managed by Thrivent Financial for Lutherans, and subadvised by Principal Global Investors, LLC, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities that may delay or refuse to pay interest or repay principal to investors for a variety of economic and/or political reasons. The investment styles employed by the Portfolio’s sub-advisers may not be complementary.

Portfolio Composition
(% of Portfolio)
Common Stock	88.2%
Long-Term Fixed Income	9.2%
Short-Term Investments	1.7%
Preferred Stock	0.9%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	16.4%
Consumer Discretionary	13.6%
Industrials	12.3%
Information Technology	10.9%
Materials	8.9%
Consumer Staples	8.9%
Health Care	6.7%
Foreign Government	6.6%
Energy	5.9%
Real Estate	2.9%

Top 10 Countries
(% of Net Assets)
Japan	19.4%
United Kingdom	12.5%
France	5.6%
Switzerland	5.2%
Germany	5.2%
Australia	4.8%
Netherlands	3.2%
Sweden	2.7%
Spain	2.4%
Canada	2.3%

Investments in securities in these countries represent 63.3% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT REAL ESTATE SECURITIES PORTFOLIO

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio focuses on income-producing equity securities of U.S. real estate companies. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. REITs are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser.

Portfolio Composition
(% of Portfolio)
Common Stock	99.6%
Short-Term Investments	0.3%
Registered Investment Companies	0.1%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Specialized REITS	20.5%
Residential REITS	18.3%
Retail REITS	18.1%
Office REITS	14.3%
Industrial REITS	9.5%
Health Care REITs	7.3%
Hotel & Resort REITs	6.9%
Diversified REITS	3.1%
Information Technology	0.5%
Mortgage REITS	0.5%

Top 10 Holdings
(% of Net Assets)
Simon Property Group, Inc.	6.4%
Prologis, Inc.	4.6%
Equinix, Inc.	3.9%
AvalonBay Communities, Inc.	3.1%
Boston Properties, Inc.	2.6%
Equity Residential	2.5%
Essex Property Trust, Inc.	2.4%
Alexandria Real Estate Equities, Inc.	2.4%
Public Storage, Inc.	2.4%
Digital Realty Trust, Inc.	2.2%

These securities represent 32.5% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT SMALL CAP GROWTH PORTFOLIO

David J. Lettenberger, CFA, Portfolio Manager

The Portfolio seeks long-term capital growth. The Portfolio’s investment objective may be changed without shareholder approval.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

Portfolio Composition
(% of Portfolio)
Common Stock	95.9%
Short-Term Investments	2.6%
Registered Investment Companies	1.5%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	28.6%
Health Care	19.2%
Industrials	16.5%
Consumer Discretionary	15.5%
Financials	10.3%
Energy	3.1%
Consumer Staples	1.8%
Equity Funds/ETFs	1.5%
Telecommunications Services	0.7%
Real Estate	0.3%

Top 10 Holdings
(% of Net Assets)
Monolithic Power Systems, Inc.	3.0%
Proofpoint, Inc.	3.0%
Tactile Systems Technology, Inc.	2.5%
New Relic, Inc.	2.3%
Q2 Holdings, Inc.	1.9%
2U, Inc.	1.9%
Dolby Laboratories, Inc.	1.8%
Kirby Corporation	1.8%
Guidewire Software, Inc.	1.7%
Inogen, Inc.	1.7%

These securities represent 21.6% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT SMALL CAP INDEX PORTFOLIO

Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM, Portfolio Co-Managers

Thrivent Small Cap Index Portfolio seeks capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio primarily invests in small company common stocks. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

Portfolio Composition
(% of Portfolio)
Common Stock	99.3%
Short-Term Investments	0.7%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	18.8%
Financials	17.0%
Consumer Discretionary	15.0%
Information Technology	14.9%
Health Care	12.1%
Real Estate	5.9%
Materials	5.0%
Energy	4.2%
Consumer Staples	3.1%
Utilities	2.2%

Top 10 Holdings
(% of Net Assets)
Ligand Pharmaceuticals, Inc.	0.5%
Stamps.com, Inc.	0.5%
CACI International, Inc.	0.5%
Neogen Corporation	0.5%
FirstCash, Inc.	0.5%
PDC Energy, Inc.	0.5%
HealthEquity, Inc.	0.5%
ASGN, Inc.	0.5%
Trex Company, Inc.	0.5%
Axon Enterprise, Inc.	0.4%

These securities represent 4.9% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT SMALL CAP STOCK PORTFOLIO

Matthew D. Finn, CFA and James M. Tinucci, CFA, Portfolio Co-Managers

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to investments that do not perform as anticipated by the investment adviser.

Portfolio Composition
(% of Portfolio)
Common Stock	95.0%
Registered Investment Companies	4.0%
Short-Term Investments	1.0%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	24.7%
Industrials	19.2%
Information Technology	13.9%
Health Care	9.6%
Consumer Discretionary	9.3%
Energy	4.9%
Materials	4.7%
Consumer Staples	4.5%
Equity Funds/ETFs	4.1%
Utilities	2.2%

Top 10 Holdings
(% of Net Assets)
Kirby Corporation	2.8%
MRC Global, Inc.	2.1%
Children’s Place, Inc.	1.9%
Synovus Financial Corporation	1.9%
Dolby Laboratories, Inc.	1.8%
Transocean, Ltd.	1.8%
Cott Corporation	1.6%
Virtusa Corporation	1.6%
Scotts Miracle-Gro Company	1.6%
Sensient Technologies Corporation	1.5%

These securities represent 18.6% of the total net assets of the Portfolio.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 29, 2018. Shares in a Portfolio are currently sold, without sales charges, to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and separate accounts of other insurance companies not affiliated with Thrivent Financial for Lutherans. Expenses associated with these variable contracts and separate accounts are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 1/1/2018	Ending Account Value 6/29/2018	Expenses Paid During Period 1/1/2018 - 6/29/2018*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,027	$2.71	0.54%
Hypothetical**	$1,000	$1,022	$2.70	0.54%
Thrivent Balanced Income Plus Portfolio
Actual	$1,000	$1,013	$3.16	0.64%
Hypothetical**	$1,000	$1,022	$3.17	0.64%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,010	$2.29	0.46%
Hypothetical**	$1,000	$1,022	$2.30	0.46%
Thrivent Government Bond Portfolio
Actual	$1,000	$989	$2.19	0.45%
Hypothetical**	$1,000	$1,022	$2.23	0.45%
Thrivent High Yield Portfolio
Actual	$1,000	$995	$2.19	0.44%
Hypothetical**	$1,000	$1,022	$2.22	0.44%
Thrivent Income Portfolio
Actual	$1,000	$973	$2.13	0.44%
Hypothetical**	$1,000	$1,023	$2.18	0.44%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,120	$2.28	0.44%
Hypothetical**	$1,000	$1,023	$2.17	0.44%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,025	$1.19	0.24%
Hypothetical**	$1,000	$1,023	$1.19	0.24%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,023	$3.18	0.64%
Hypothetical**	$1,000	$1,022	$3.18	0.64%

	Beginning Account Value 1/1/2018	Ending Account Value 6/29/2018	Expenses Paid During Period 1/1/2018 - 6/29/2018*	Annualized Expense Ratio
Thrivent Large Cap Value Portfolio
Actual	$1,000	$997	$3.12	0.63%
Hypothetical**	$1,000	$1,022	$3.16	0.63%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,003	$2.19	0.44%
Hypothetical**	$1,000	$1,022	$2.21	0.44%
Thrivent Low Volatility Equity Portfolio
Actual	$1,000	$992	$3.93	0.80%
Hypothetical**	$1,000	$1,021	$3.99	0.80%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,033	$1.29	0.26%
Hypothetical**	$1,000	$1,023	$1.28	0.26%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,017	$3.32	0.67%
Hypothetical**	$1,000	$1,021	$3.32	0.67%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,005	$2.19	0.44%
Hypothetical**	$1,000	$1,022	$2.21	0.44%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,013	$2.27	0.46%
Hypothetical**	$1,000	$1,022	$2.28	0.46%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$996	$2.26	0.46%
Hypothetical**	$1,000	$1,022	$2.29	0.46%
Thrivent Money Market Portfolio
Actual	$1,000	$1,006	$2.28	0.46%
Hypothetical**	$1,000	$1,022	$2.30	0.46%
Thrivent Multidimensional Income Portfolio
Actual	$1,000	$990	$4.66	0.95%
Hypothetical**	$1,000	$1,020	$4.73	0.95%
Thrivent Opportunity Income Plus Portfolio
Actual	$1,000	$993	$3.11	0.63%
Hypothetical**	$1,000	$1,022	$3.15	0.63%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,014	$3.96	0.80%
Hypothetical**	$1,000	$1,021	$3.97	0.80%
Thrivent Partner Emerging Markets Equity Portfolio
Actual	$1,000	$889	$5.83	1.25%
Hypothetical**	$1,000	$1,018	$6.23	1.25%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,098	$3.86	0.75%
Hypothetical**	$1,000	$1,021	$3.71	0.75%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,068	$4.47	0.88%
Hypothetical**	$1,000	$1,020	$4.37	0.88%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$961	$4.17	0.86%
Hypothetical**	$1,000	$1,020	$4.30	0.86%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,006	$4.22	0.85%
Hypothetical**	$1,000	$1,020	$4.25	0.85%

	Beginning Account Value 1/1/2018	Ending Account Value 6/29/2018	Expenses Paid During Period 1/1/2018 - 6/29/2018*	Annualized Expense Ratio
Thrivent Small Cap Growth Portfolio
Actual	$1,000	$1,073	$1.76	0.97%
Hypothetical**	$1,000	$1,020	$4.83	0.97%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,093	$1.29	0.25%
Hypothetical**	$1,000	$1,023	$1.25	0.25%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,051	$3.62	0.72%
Hypothetical**	$1,000	$1,021	$3.57	0.72%

*

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 180/365 to reflect the one-half year period. The Small Cap Growth Portfolio expenses are equal to the portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 64/365 to reflect the inception date short period.

**	Assuming 5% annualized total return before expenses.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

			% of Net
Shares	Common Stock (49.1%)	Value	Assets
Consumer Discretionary (7.4%)
16,684	Amazon.com, Inc.[a]	$28,359,463	2.1%
2,494	Booking Holdings, Inc.[a]	5,055,562	0.4%
19,710	Burlington Stores, Inc.[a]	2,966,946	0.2%
53,415	Carnival Corporation	3,061,214	0.2%
43,098	Las Vegas Sands Corporation	3,290,963	0.3%
20,790	Netflix, Inc.[a]	8,137,830	0.6%
49,142	Six Flags Entertainment Corporation	3,442,397	0.3%
	Other Securities^	46,128,418	3.3%

	Total	100,442,793

Consumer Staples (1.0%)
	Other Securities^	13,949,436	1.0%

	Total	13,949,436

Energy (2.1%)
	Other Securities^	28,473,135	2.1%

	Total	28,473,135

Financials (7.5%)
184,878	Bank of America Corporation	5,211,711	0.4%
100,070	Citigroup, Inc.	6,696,684	0.5%
21,571	Goldman Sachs Group, Inc.	4,757,915	0.4%
308,299	KeyCorp	6,024,162	0.4%
54,450	Zions Bancorporation	2,868,971	0.2%
	Other Securities^	77,194,609	5.6%

	Total	102,754,052

Health Care (5.9%)
59,871	Tactile Systems Technology, Inc.[a]	3,113,292	0.2%
11,346	Teleflex, Inc.	3,043,111	0.2%
14,934	Thermo Fisher Scientific, Inc.	3,093,429	0.2%
28,349	UnitedHealth Group, Inc.	6,955,144	0.5%
17,895	Vertex Pharmaceuticals, Inc.[a]	3,041,434	0.2%
51,850	Zoetis, Inc.	4,417,102	0.3%
	Other Securities^	56,995,969	4.3%

	Total	80,659,481

Industrials (6.9%)
25,955	Caterpillar, Inc.	3,521,315	0.3%
61,263	CSX Corporation	3,907,354	0.3%
36,458	Honeywell International, Inc.	5,251,775	0.4%
48,928	Kirby Corporation[a]	4,090,381	0.3%
133,755	MRC Global, Inc.[a]	2,898,471	0.2%
123,474	Southwest Airlines Company	6,282,357	0.5%
39,526	Waste Connections, Inc.	2,975,517	0.2%
	Other Securities^	65,141,741	4.7%

	Total	94,068,911

Information Technology (15.3%)
41,820	Akamai Technologies, Inc.[a]	3,062,479	0.2%
12,147	Alphabet, Inc., Class Aa	13,716,271	1.0%
3,008	Alphabet, Inc., Class Ca	3,355,875	0.3%
59,543	Apple, Inc.	11,022,005	0.8%
34,799	Autodesk, Inc.[a]	4,561,801	0.3%
159,077	Cisco Systems, Inc.	6,845,083	0.5%
55,868	Dolby Laboratories, Inc.	3,446,497	0.3%
63,218	Facebook, Inc.[a]	12,284,522	0.9%
61,343	MasterCard, Inc.	12,055,126	0.9%
124,892	Microsoft Corporation	12,315,600	0.9%
27,102	Monolithic Power Systems, Inc.	3,622,724	0.3%
19,658	NVIDIA Corporation	4,656,980	0.3%
103,647	PayPal Holdings, Inc.[a]	8,630,686	0.6%
31,622	Proofpoint, Inc.[a]	3,646,333	0.3%
33,301	Red Hat, Inc.[a]	4,474,655	0.3%
68,477	Salesforce.com, Inc.[a]	9,340,263	0.7%
80,503	Visa, Inc.	10,662,622	0.8%
59,373	Xilinx, Inc.	3,874,682	0.3%
	Other Securities^	76,845,822	5.6%

	Total	208,420,026

Materials (1.3%)
	Other Securities^	18,082,272	1.3%

	Total	18,082,272

Real Estate (1.2%)
	Other Securities^	16,873,067	1.2%

	Total	16,873,067

Telecommunications Services (0.1%)
	Other Securities^	1,952,061	0.1%

	Total	1,952,061

Utilities (0.4%)
	Other Securities^	5,256,029	0.4%

	Total	5,256,029

	Total Common Stock (cost $489,961,922)	670,931,263

	Registered Investment Companies (37.8%)
Affiliated Equity Holdings (35.3%)
6,308,837	Thrivent Core International Equity Fund	63,340,728	4.6%
4,921,627	Thrivent Core Low Volatility Equity Fund[a]	50,003,729	3.7%
3,831,301	Thrivent Large Cap Stock Portfolio	52,428,674	3.8%
3,492,261	Thrivent Large Cap Value Portfolio	62,602,961	4.6%
3,959,672	Thrivent Mid Cap Stock Portfolio	77,444,451	5.7%
13,049,795	Thrivent Partner Worldwide Allocation Portfolio	130,263,051	9.6%
2,267,681	Thrivent Small Cap Stock Portfolio	45,999,680	3.3%

	Total	482,083,274

Affiliated Fixed Income Holdings (1.7%)
1,922,509	Thrivent High Yield Portfolio	9,020,413	0.7%
497,604	Thrivent Income Portfolio	4,872,340	0.3%
968,958	Thrivent Limited Maturity Bond Portfolio	9,479,218	0.7%

	Total	23,371,971

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

			% of Net
Shares	Registered Investment Companies (37.8%)	Value	Assets
Equity Funds/Exchange Traded Funds (0.8%)
19,433	SPDR S&P 500 ETF Trust	$5,271,784	0.4%
	Other Securities^	5,283,087	0.4%

	Total	10,554,871

	Total Registered Investment Companies (cost $466,653,797)	516,010,116

Principal Amount	Long-Term Fixed Income (2.8%)
Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	177,312	<0.1%

	Total	177,312

Mortgage-Backed Securities (1.3%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$6,475,000	3.500%, 7/1/2048[b]	6,442,579	0.5%
4,690,000	4.000%, 7/1/2048[b]	4,781,052	0.3%
4,755,000	4.500%, 7/1/2048[b]	4,950,865	0.4%
	Other Securities^	1,874,789	0.1%

	Total	18,049,285

U.S. Government and Agencies (1.5%)
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	208,318	<0.1%
	U.S. Treasury Bonds
5,000,000	2.875%, 5/15/2028	5,007,812	0.4%
2,613,000	2.250% - 2.500%, 11/15/2027 - 5/15/2046	2,380,504	0.2%
	U.S. Treasury Bonds, TIPS
1,849,613	0.375% - 0.375%, 1/15/2027 - 7/15/2027	1,798,484	0.1%
	U.S. Treasury Notes
11,625,000	0.750% - 2.250%, 2/15/2019 - 11/30/2024	11,315,783	0.8%

	Total	20,710,901

	Total Long-Term Fixed Income (cost $39,208,897)	38,937,498

Shares	Collateral Held for Securities Loaned (0.7%)
9,109,955	Thrivent Cash Management Trust	9,109,955	0.7%

	Total Collateral Held for Securities Loaned (cost $9,109,955)	9,109,955

Shares or Principal Amount	Short-Term Investments (11.5%)
	Federal Home Loan Bank Discount Notes
5,400,000	1.875%, 7/27/2018[c,d]	5,392,985	0.4%
3,500,000	1.880%, 8/28/2018[c,d]	3,489,360	0.3%
	Federal Home Loan Bank Discount Notes
6,200,000	1.715% - 1.905%, 7/5/2018 - 8/23/2018[c,d]	6,191,652	0.4%
	Thrivent Core Short-Term Reserve Fund
14,130,846	2.290%	141,308,460	10.4%

	Total Short-Term Investments (cost $156,381,302)	156,382,457

	Total Investments (cost $1,161,315,873) 101.9%	$1,391,371,289

	Other Assets and Liabilities, Net (1.9%)	(25,917,182)

	Total Net Assets 100.0%	$1,365,454,107

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions

Common Stock	$8,798,283

Total lending	$8,798,283
Gross amount payable upon return of collateral for securities loaned	$9,109,955

Net amounts due to counterparty	$311,672

Definitions:

ETF	-	Exchange Traded Fund
Fac.	-	Facility/Facilities
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$254,231,501
Gross unrealized depreciation	(33,438,062)

Net unrealized appreciation (depreciation)	$220,793,439

Cost for federal income tax purposes	$1,282,081,448

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	100,442,793	98,994,640	1,448,153	—
Consumer Staples	13,949,436	13,005,678	943,758	—
Energy	28,473,135	27,879,406	593,729	—
Financials	102,754,052	101,187,974	1,566,078	—
Health Care	80,659,481	79,889,247	770,234	—
Industrials	94,068,911	92,368,585	1,700,326	—
Information Technology	208,420,026	207,417,817	1,002,209	—
Materials	18,082,272	16,728,077	1,354,194	1
Real Estate	16,873,067	16,722,624	150,443	—
Telecommunications Services	1,952,061	1,421,900	530,161	—
Utilities	5,256,029	4,904,921	351,108	—
Registered Investment Companies
Affiliated Equity Holdings	368,738,817	368,738,817	—	—
Affiliated Fixed Income Holdings	23,371,971	23,371,971	—	—
Equity Funds/Exchange Traded Funds	10,554,871	10,554,871	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	177,312	—	177,312	—
Mortgage-Backed Securities	18,049,285	—	18,049,285	—
U.S. Government and Agencies	20,710,901	—	20,710,901	—
Short-Term Investments	15,073,997	—	15,073,997	—

Subtotal Investments in Securities	$1,127,608,417	$1,063,186,528	$64,421,888	$1

Other Investments *	Total
Short-Term Investments	141,308,460
Affiliated Registered Investment Companies	113,344,457
Collateral Held for Securities Loaned	9,109,955

Subtotal Other Investments	$263,762,872

Total Investments at Value	$1,391,371,289

*        Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	5,327,797	5,327,797	—	—

Total Asset Derivatives	$5,327,797	$5,327,797	$—	$—

Liability Derivatives
Futures Contracts	11,025,215	11,025,215	—	—

Total Liability Derivatives	$11,025,215	$11,025,215	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Aggressive Allocation Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $15,073,997 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 5-Yr. U.S. Treasury Note	24	September 2018	$2,705,887	$20,925
CBOT U.S. Long Bond	12	September 2018	1,685,476	54,523
CME E-mini Russell 2000 Index	473	September 2018	39,613,589	(650,214)
CME E-mini S&P 500 Index	1,500	September 2018	208,861,309	(4,741,309)
CME Ultra Long Term U.S. Treasury Bond	8	September 2018	1,236,089	40,411
ICE mini MSCI EAFE Index	630	September 2018	63,720,458	(2,125,358)
ICE US mini MSCI Emerging Markets Index	943	September 2018	53,619,126	(3,484,531)

Total Futures Long Contracts			$371,441,934	($10,885,553)

CBOT 10-Yr. U.S. Treasury Note	(11)	September 2018	($1,308,191)	($13,871)
CBOT 2-Yr. U.S. Treasury Note	(23)	September 2018	(4,864,071)	(7,976)
CME E-mini NASDAQ 100 Index	(714)	September 2018	(102,620,335)	1,707,145
CME E-mini S&P Mid-Cap 400 Index	(725)	September 2018	(145,322,043)	3,504,793
Ultra 10-Yr. U.S. Treasury Note	(1)	September 2018	(126,278)	(1,956)

Total Futures Short Contracts			($254,240,918)	$5,188,135

Total Futures Contracts			$117,201,016	($5,697,418)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$5,211,938
Total Equity Contracts		5,211,938
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	115,859
Total Interest Rate Contracts		115,859

Total Asset Derivatives		$5,327,797

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,001,412
Total Equity Contracts		11,001,412
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	23,803
Total Interest Rate Contracts		23,803

Total Liability Derivatives		$11,025,215

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,722,441)
Total Equity Contracts		(4,722,441)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(219,572)
Total Interest Rate Contracts		(219,572)

Total		($4,942,013)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(7,836,388)
Total Equity Contracts		(7,836,388)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	86,213
Total Interest Rate Contracts		86,213

Total		($7,750,175)

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$365,341,489
Futures - Short	(244,699,603)
Interest Rate Contracts
Futures - Long	5,767,997
Futures - Short	(5,802,649)

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Equity Holdings
Core International Equity	$63,845	$—	$—	6,309	$63,341	4.6%
Core Low Volatility Equity*	—	49,000	—	4,922	50,004	3.7
Large Cap Stock	51,228	3,662	—	3,831	52,429	3.8
Large Cap Value	62,811	3,260	—	3,492	62,603	4.6
Mid Cap Stock	76,124	5,986	—	3,960	77,444	5.7
Partner Worldwide Allocation	135,609	7,456	—	13,050	130,263	9.6
Small Cap Stock	47,197	3,768	3,347	2,268	46,000	3.3

Total Affiliated Equity Holdings	436,814				482,084	35.3

Affiliated Fixed Income Holdings
High Yield Portfolio	9,066	261	—	1,923	9,020	0.7
Income	5,010	125	—	498	4,872	0.3
Limited Maturity Bond	9,448	111	—	969	9,479	0.7

Total Affiliated Fixed Income Holdings	23,524				23,371	1.7

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	143,103	138,961	140,756	14,131	141,308	10.4

Total Affiliated Short-Term Investments	143,103				141,308	10.4

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	39,610	42,977	73,477	9,110	9,110	0.7

Total Collateral Held for Securities Loaned	39,610				9,110	0.7

Total Value	$643,051				$655,873

* Non-income producing security.

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Equity Holdings
Core International Equity	$—	$(505)	—	$—
Core Low Volatility Equity*	—	1,004	—	—
Large Cap Stock	—	(2,461)	3,016	645
Large Cap Value	—	(3,468)	2,411	849
Mid Cap Stock	—	(4,665)	5,726	260
Partner Worldwide Allocation	—	(12,802)	3,834	3,623
Small Cap Stock	332	(1,951)	3,578	190
Affiliated Fixed Income Holdings
High Yield Portfolio	—	(307)	—	262
Income	—	(262)	37	87
Limited Maturity Bond	—	(80)	—	111
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	—	—	—	1,489

Total Income from Affiliated Investments				$7,516

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	124

Total Affiliated Income from Securities Loaned, Net				$124

Total Value	$332	$(25,497)	$18,602

* Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (16.2%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$2,965,650	0.7%

	Total	2,965,650

Capital Goods (1.1%)
	Other Securities^	4,233,028	1.1%

	Total	4,233,028

Communications Services (4.3%)
	Radiate Holdco, LLC, Term Loan
$1,572,040	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	1,548,208	0.4%
	Sable International Finance, Ltd., Term Loan
1,705,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[a,b]	1,703,824	0.4%
	Sprint Communications, Inc., Term Loan
1,431,875	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[a,b]	1,424,114	0.4%
	Other Securities^	12,961,016	3.1%

	Total	17,637,162

Consumer Cyclical (2.4%)
	Scientific Games International, Inc., Term Loan
1,596,000	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[a,b]	1,584,030	0.4%
	Other Securities^	8,271,911	2.0%

	Total	9,855,941

Consumer Non-Cyclical (3.1%)
	Air Medical Group Holdings, Inc., Term Loan
1,795,975	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	1,742,473	0.4%
	Other Securities^	10,807,563	2.7%

	Total	12,550,036

Energy (0.6%)
	Other Securities^	2,238,510	0.6%

	Total	2,238,510

Financials (1.8%)
	Other Securities^	7,430,077	1.8%

	Total	7,430,077

Technology (1.5%)
	First Data Corporation, Term Loan
1,620,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	1,609,292	0.4%
	Other Securities^	4,244,332	1.1%

	Total	5,853,624

Transportation (0.3%)
	Other Securities^	1,316,387	0.3%

	Total	1,316,387

Utilities (0.4%)
	Other Securities^	1,576,435	0.4%

	Total	1,576,435

	Total Bank Loans (cost $66,617,850)	65,656,850

Shares	Common Stock (49.1%)
Consumer Discretionary (7.8%)
4,032	Amazon.com, Inc.[c]	6,853,594	1.7%
947	Booking Holdings, Inc.[c]	1,919,654	0.5%
46,816	Carnival Corporation	2,683,025	0.7%
21,000	Las Vegas Sands Corporation	1,603,560	0.4%
7,442	Netflix, Inc.[c]	2,913,022	0.7%
	Other Securities^	15,643,096	3.8%

	Total	31,615,951

Consumer Staples (2.0%)
28,335	Unilever plc	1,565,237	0.4%
	Other Securities^	6,499,463	1.6%

	Total	8,064,700

Energy (2.5%)
50,279	Halliburton Company	2,265,572	0.6%
15,086	Pioneer Natural Resources Company	2,854,874	0.7%
39,523	Royal Dutch Shell plc, Class B	1,415,435	0.4%
	Other Securities^	3,527,947	0.8%

	Total	10,063,828

Financials (5.7%)
24,896	Citigroup, Inc.	1,666,040	0.4%
46,501	E*TRADE Financial Corporation[c]	2,844,001	0.7%
155,016	HSBC Holdings plc	1,448,523	0.4%
17,937	State Street Corporation	1,669,755	0.4%
43,824	Synchrony Financial	1,462,845	0.4%
	Other Securities^	14,224,134	3.4%

	Total	23,315,298

Health Care (5.1%)
26,582	BioMarin Pharmaceutical, Inc.[c]	2,504,024	0.6%
22,645	Celgene Corporation[c]	1,798,466	0.5%
38,973	GlaxoSmithKline plc ADR	1,571,002	0.4%
20,791	Medtronic plc	1,779,918	0.4%
35,446	Novo Nordisk AS	1,637,271	0.4%
14,510	UnitedHealth Group, Inc.	3,559,883	0.9%
	Other Securities^	7,834,587	1.9%

	Total	20,685,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value	% of Net Assets
Industrials (5.3%)
4,340	Boeing Company	$1,456,113	0.4%
10,375	Caterpillar, Inc.	1,407,576	0.3%
35,229	CSX Corporation	2,246,906	0.6%
12,719	Honeywell International, Inc.	1,832,172	0.5%
	Other Securities^	14,704,507	3.5%

	Total	21,647,274

Information Technology (10.0%)
1,417	Alphabet, Inc., Class Ac	1,600,062	0.4%
1,620	Alphabet, Inc., Class Cc	1,807,353	0.4%
18,649	Apple, Inc.	3,452,116	0.9%
88,347	Cisco Systems, Inc.	3,801,571	0.9%
13,436	Facebook, Inc.[c]	2,610,883	0.6%
7,250	MasterCard, Inc.	1,424,770	0.4%
28,216	Microsoft Corporation	2,782,380	0.7%
31,996	PayPal Holdings, Inc.[c]	2,664,307	0.7%
24,475	Visa, Inc.	3,241,714	0.8%
26,746	Xilinx, Inc.	1,745,444	0.4%
	Other Securities^	15,330,136	3.8%

	Total	40,460,736

Materials (2.5%)
18,632	BASF SE	1,778,772	0.4%
	Other Securities^	8,518,565	2.1%

	Total	10,297,337

Real Estate (6.0%)
9,195	Simon Property Group, Inc.	1,564,897	0.4%
	Other Securities^	22,799,118	5.6%

	Total	24,364,015

Telecommunications Services (0.9%)
61,500	NTT DOCOMO, Inc.	1,567,166	0.4%
	Other Securities^	1,991,106	0.5%

	Total	3,558,272

Utilities (1.3%)
46,302	PG&E Corporation	1,970,613	0.5%
	Other Securities^	3,468,544	0.8%

	Total	5,439,157

	Total Common Stock (cost $168,947,861)	199,511,719

Principal Amount	Long-Term Fixed Income (24.3%)
Asset-Backed Securities (2.6%)
	Other Securities^	10,379,610	2.6%

	Total	10,379,610

Basic Materials (0.5%)
	Other Securities^	2,266,735	0.5%

	Total	2,266,735

Capital Goods (0.8%)
	Other Securities^	3,205,368	0.8%

	Total	3,205,368

Collateralized Mortgage Obligations (3.0%)
	Federal National Mortgage Association - REMIC
1,747,450	3.000%, 7/25/2027, Ser. 2012-73, Class DId	155,918	<0.1%
	Other Securities^	12,276,197	3.0%

	Total	12,432,115

Communications Services (1.6%)
	Other Securities^	6,483,551	1.6%

	Total	6,483,551

Consumer Cyclical (1.3%)
	Other Securities^	5,247,799	1.3%

	Total	5,247,799

Consumer Non-Cyclical (1.1%)
	Other Securities^	4,441,953	1.1%

	Total	4,441,953

Energy (1.3%)
	Other Securities^	5,402,071	1.3%

	Total	5,402,071

Financials (3.5%)
	Other Securities^	14,266,909	3.5%

	Total	14,266,909

Mortgage-Backed Securities (6.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,830,000	4.000%, 7/1/2048[e]	2,883,508	0.7%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,180,000	3.500%, 7/1/2033[e]	1,193,932	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,000,000	3.000%, 7/1/2048[e]	1,936,875	0.5%
7,675,000	3.500%, 7/1/2048[e]	7,636,570	1.9%
5,385,000	4.000%, 7/1/2048[e]	5,489,545	1.4%
5,650,000	4.500%, 7/1/2048[e]	5,882,731	1.4%
260,577	4.500% - 10.500%, 8/1/2020 - 8/1/2047[e]	271,670	0.1%
	Other Securities^	614,064	0.1%

	Total	25,908,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value	% of Net Assets
Technology (1.4%)
	Other Securities^	$5,753,753	1.4%

	Total	5,753,753

Transportation (0.2%)
	Other Securities^	827,810	0.2%

	Total	827,810

Utilities (0.6%)
	Other Securities^	2,275,598	0.6%

	Total	2,275,598

	Total Long-Term Fixed Income (cost $97,901,161)	98,892,167

Shares	Registered Investment Companies (7.9%)
Affiliated Fixed Income Holdings (6.3%)
2,783,516	Thrivent Core Emerging Markets Debt Fund	25,497,005	6.3%

	Total	25,497,005

Equity Funds/Exchange Traded Funds (1.0%)
51,333	Materials Select Sector SPDR Fund	2,980,907	0.7%
	Other Securities^	1,118,939	0.3%

	Total	4,099,846

Fixed Income Funds/Exchange Traded Funds (0.6%)
	Other Securities^	2,520,389	0.6%

	Total	2,520,389

	Total Registered Investment Companies (cost $33,636,363)	32,117,240

	Preferred Stock (0.7%)
Consumer Staples (0.1%)
	Other Securities^	349,184	0.1%

	Total	349,184

Energy (0.1%)
	Other Securities^	493,250	0.1%

	Total	493,250

Financials (0.5%)
6,957	Federal National Mortgage Association, 0.000%[c,f]	43,968	<0.1%
	Other Securities^	1,925,159	0.5%

	Total	1,969,127

Real Estate (<0.1%)
	Other Securities^	75,382	<0.1%

	Total	75,382

	Total Preferred Stock (cost $2,786,573)	2,886,943

	Collateral Held for Securities Loaned (0.8%)
3,133,466	Thrivent Cash Management Trust	3,133,466	0.8%

	Total Collateral Held for Securities Loaned (cost $3,133,466)	3,133,466

Shares or Principal Amount	Short-Term Investments (9.1%)
	Thrivent Core Short-Term Reserve Fund
3,626,062	2.290%	36,260,623	8.9%
	Other Securities^	699,025	0.2%

	Total Short-Term Investments (cost $36,959,582)	36,959,648

	Total Investments (cost $409,982,856) 108.1%	$439,158,033

	Other Assets and Liabilities, Net (8.1%)	(32,809,715)

	Total Net Assets 100.0%	$406,348,318

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Non-income producing security.
d

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.

Balanced Income Plus Portfolio held restricted securities as of June 29, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of June 29, 2018, the value of these investments was $8,465,192 or 2.1% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$1,509,053
Common Stock	1,510,600

Total lending	$3,019,653
Gross amount payable upon return of collateral for securities loaned	$3,133,466

Net amounts due to counterparty	$113,813

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$39,085,947
Gross unrealized depreciation	(9,979,386)

Net unrealized appreciation (depreciation)	$29,106,561
Cost for federal income tax purposes	$410,434,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Balanced Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,965,650	—	2,965,650	—
Capital Goods	4,233,028	—	3,950,165	282,863
Communications Services	17,637,162	—	17,637,162	—
Consumer Cyclical	9,855,941	—	9,855,941	—
Consumer Non-Cyclical	12,550,036	—	12,550,036	—
Energy	2,238,510	—	1,841,510	397,000
Financials	7,430,077	—	7,252,015	178,062
Technology	5,853,624	—	5,568,009	285,615
Transportation	1,316,387	—	1,239,047	77,340
Utilities	1,576,435	—	734,088	842,347
Common Stock
Consumer Discretionary	31,615,951	23,750,706	7,865,245	—
Consumer Staples	8,064,700	2,934,156	5,130,544	—
Energy	10,063,828	6,846,319	3,217,509	—
Financials	23,315,298	14,857,960	8,457,338	—
Health Care	20,685,151	16,497,306	4,187,845	—
Industrials	21,647,274	12,422,530	9,224,744	—
Information Technology	40,460,736	34,979,531	5,481,205	—
Materials	10,297,337	2,976,178	7,321,159	—
Real Estate	24,364,015	23,531,564	832,451	—
Telecommunications Services	3,558,272	701,000	2,857,272	—
Utilities	5,439,157	3,544,013	1,895,144	—
Long-Term Fixed Income
Asset-Backed Securities	10,379,610	—	9,452,969	926,641
Basic Materials	2,266,735	—	2,266,735	—
Capital Goods	3,205,368	—	3,205,368	—
Collateralized Mortgage Obligations	12,432,115	—	12,432,115	—
Communications Services	6,483,551	—	6,483,551	—
Consumer Cyclical	5,247,799	—	5,247,799	—
Consumer Non-Cyclical	4,441,953	—	4,441,953	—
Energy	5,402,071	—	5,402,071	—
Financials	14,266,909	—	13,404,875	862,034
Mortgage-Backed Securities	25,908,895	—	25,908,895	—
Technology	5,753,753	—	5,753,753	—
Transportation	827,810	—	827,810	—
Utilities	2,275,598	—	2,275,598	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	4,099,846	4,099,846	—	—
Fixed Income Funds/Exchange Traded Funds	2,520,389	2,520,389	—	—
Preferred Stock
Consumer Staples	349,184	349,184	—	—
Energy	493,250	493,250	—	—
Financials	1,969,127	1,072,769	896,358	—
Real Estate	75,382	75,382	—	—
Short-Term Investments	699,025	—	699,025	—

Subtotal Investments in Securities	$374,266,939	$151,652,083	$218,762,954	$3,851,902

Other Investments *	Total
Affiliated Registered Investment Companies	25,497,005
Short-Term Investments	36,260,623
Collateral Held for Securities Loaned	3,133,466

Subtotal Other Investments	$64,891,094

Total Investments at Value	$439,158,033

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	306,172	306,172	—	—
Call Options Written	225	—	—	225

Total Asset Derivatives	$306,397	$306,172	$—	$225

Liability Derivatives
Futures Contracts	90,980	90,980	—	—

Total Liability Derivatives	$90,980	$90,980	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $699,025 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	64	September 2018	$7,583,705	$108,295
CBOT 5-Yr. U.S. Treasury Note	29	September 2018	3,269,613	25,285
CME E-mini S&P 500 Index	26	September 2018	3,606,357	(68,277)
CME Ultra Long Term U.S. Treasury Bond	10	September 2018	1,545,111	50,514

Total Futures Long Contracts			$16,004,786	$115,817

CBOT 2-Yr. U.S. Treasury Note	(44)	September 2018	($9,305,178)	($15,259)
CBOT U.S. Long Bond	(2)	September 2018	(282,556)	(7,444)
CME E-mini S&P 500 Index	(45)	September 2018	(6,245,678)	122,078

Total Futures Short Contracts			($15,833,412)	$99,375

Total Futures Contracts			$171,374	$215,192

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table presents Balanced Income Plus Portfolio’s options contracts held as of June 29, 2018.

Option Description (Underlying Security Description)	Counterparty	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Call Option(*)	JPM	(2)	$96.84	July 2018	(1,936,875)	($3,525)	$225
(Federal National Mortgage Association Conventional 30 Yr. Pass Through)

Total Options Written Contracts						($3,525)	$225

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:

JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$122,078
Total Equity Contracts		122,078
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	184,094
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	225
Total Interest Rate Contracts		184,319

Total Asset Derivatives		$306,397

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	68,277
Total Equity Contracts		68,277
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	22,703
Total Interest Rate Contracts		22,703

Total Liability Derivatives		$90,980

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(167,616)
Total Equity Contracts		(167,616)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	6,641
Futures	Net realized gains/(losses) on Futures contracts	(150,292)
Total Interest Rate Contracts		(143,651)

Total		($311,267)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	242,229
Total Equity Contracts		242,229
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	225
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	144,085
Total Interest Rate Contracts		144,310

Total		$386,539

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Balanced Income Plus Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$2,071,743
Futures - Short	(7,371,503)
Interest Rate Contracts
Futures - Long	10,893,975
Futures - Short	(11,556,184)
Written Options	(670,194)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Balanced Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$11,054	$15,921	$—	2,784	$25,497	6.3%

Total Affiliated Fixed Income Holdings	11,054				25,497	6.3

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	34,181	62,203	60,123	3,626	36,261	8.9

Total Affiliated Short-Term Investments	34,181				36,261	8.9

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	5,088	35,931	37,886	3,133	3,133	0.8

Total Collateral Held for Securities Loaned	5,088				3,133	0.8

Total Value	$50,323				$64,891

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$—	$(1,478)	—	$447
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	—	—	—	337

Total Income from Affiliated Investments				$784

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	20

Total Affiliated Income from Securities Loaned, Net				$20

Total Value	$—	$(1,478)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (13.2%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$4,993,947	0.7%

	Total	4,993,947

Capital Goods (0.7%)
	Sterigenics-Nordion Holdings, LLC, Term Loan
$1,672,381	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[a,b]	1,666,109	0.2%
	Other Securities^	3,297,764	0.5%

	Total	4,963,873

Communications Services (3.7%)
	Radiate Holdco, LLC, Term Loan
2,109,320	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	2,077,343	0.3%
	Sable International Finance, Ltd., Term Loan
2,345,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[a,b]	2,343,382	0.3%
	Sinclair Television Group, Inc., Term Loan
1,760,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[a,b,c,d]	1,752,309	0.3%
	Sprint Communications, Inc., Term Loan
1,797,250	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[a,b]	1,787,509	0.3%
	Other Securities^	18,131,528	2.5%

	Total	26,092,071

Consumer Cyclical (2.0%)
	Scientific Games International, Inc., Term Loan
2,194,500	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[a,b]	2,178,041	0.3%
	Stars Group Holdings BV, Term Loan
1,868,672	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[a,b]	1,864,935	0.3%
	Other Securities^	10,262,490	1.4%

	Total	14,305,466

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
2,228,800	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	2,162,404	0.3%
	JBS USA LUX SA, Term Loan
1,698,500	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[a,b]	1,684,063	0.3%
	Valeant Pharmaceuticals International, Inc., Term Loan
1,745,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[a,b]	1,737,915	0.3%
	Other Securities^	10,882,822	1.5%

	Total	16,467,204

Energy (0.6%)
	Other Securities^	4,216,466	0.6%

	Total	4,216,466

Financials (1.4%)
	Ineos US Finance, LLC, Term Loan
1,746,225	4.094%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	1,734,578	0.3%
	Other Securities^	7,793,312	1.1%

	Total	9,527,890

Technology (1.1%)
	First Data Corporation, Term Loan
2,150,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	2,135,788	0.3%
	Other Securities^	5,318,765	0.8%

	Total	7,454,553

Transportation (0.3%)
	Other Securities^	1,818,753	0.3%

	Total	1,818,753

Utilities (0.3%)
	Other Securities^	2,004,013	0.3%

	Total	2,004,013

	Total Bank Loans (cost $92,995,444)	91,844,236

	Long-Term Fixed Income (46.1%)
Asset-Backed Securities (4.5%)
	Business Jet Securities, LLC
1,850,000	4.447%, 6/15/2033, Ser. 2018-2, Class Ae,f	1,855,781	0.3%
	Spirit Master Funding, LLC
1,890,263	4.360%, 12/20/2047, Ser. 2017-1A, Class A*	1,893,986	0.3%
	Other Securities^	27,379,148	3.9%

	Total	31,128,915

Basic Materials (1.5%)
	Other Securities^	10,680,172	1.5%

	Total	10,680,172

Capital Goods (1.9%)
	Other Securities^	13,455,672	1.9%

	Total	13,455,672

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value	% of Net Assets
Collateralized Mortgage Obligations (7.3%)
	Federal Home Loan Mortgage Corporation
$14,178,849	2.500% - 3.000%, 12/15/2022 - 2/15/2033, Ser. 4177, Class EIg	$1,075,820	0.1%
	Federal National Mortgage Association
5,271,481	2.500% - 3.500%, 2/25/2028 -1/25/2033, Ser. 2012-150, Class YIg	515,532	<0.1%
	Federal National Mortgage Association - REMIC
11,793,593	3.000% - 3.500%, 7/25/2027 - 9/25/2027, Ser. 2012-73, Class DIg	1,104,782	0.2%
	Other Securities^	48,472,063	7.0%

	Total	51,168,197

Commercial Mortgage-Backed Securities (0.2%)
	Other Securities^	1,599,979	0.2%

	Total	1,599,979

Communications Services (3.3%)
	Other Securities^	22,858,358	3.3%

	Total	22,858,358

Consumer Cyclical (2.7%)
	Other Securities^	18,878,954	2.7%

	Total	18,878,954

Consumer Non-Cyclical (2.5%)
	Other Securities^	17,392,256	2.5%

	Total	17,392,256

Energy (2.6%)
	Other Securities^	17,802,340	2.6%

	Total	17,802,340

Financials (6.6%)
	GS Finance Corporation, Convertible
1,975,000	0.500%, 6/23/2025[f]	1,910,793	0.3%
	Other Securities^	44,198,331	6.3%

	Total	46,109,124

Mortgage-Backed Securities (9.2%)
	Federal Home Loan Mortgage Corporation - REMIC
3,205,994	2.500%, 2/15/2028, Ser. 4161, Class UIg	236,220	<0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,150,000	4.000%, 7/1/2048[d]	8,304,094	1.2%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,950,000	3.500%, 7/1/2033[d]	1,973,024	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,000,000	3.000%, 7/1/2048[d]	3,873,750	0.6%
15,025,000	3.500%, 7/1/2048[d]	14,949,768	2.2%
10,350,000	4.000%, 7/1/2048[d]	10,550,936	1.5%
20,950,000	4.500%, 7/1/2048[d]	21,812,960	3.1%
325,000	4.500%, 8/1/2047[d]	337,778	<0.1%
	Radnor RE, Ltd.
1,700,000	4.791%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2*,b	1,703,304	0.3%

	Total	63,741,834

Technology (2.3%)
	Other Securities^	16,060,887	2.3%

	Total	16,060,887

Transportation (0.4%)
	Other Securities^	2,484,016	0.4%

	Total	2,484,016

Utilities (1.1%)
	Other Securities^	7,322,845	1.1%

	Total	7,322,845

	Total Long-Term Fixed Income (cost $316,974,834)	320,683,549

Shares	Common Stock (29.1%)
Consumer Discretionary (4.4%)
3,955	Amazon.com, Inc.[h]	6,722,709	1.0%
1,055	Booking Holdings, Inc.[h]	2,138,580	0.3%
45,357	Carnival Corporation	2,599,410	0.4%
7,177	Netflix, Inc.[h]	2,809,293	0.4%
	Other Securities^	16,514,980	2.3%

	Total	30,784,972

Consumer Staples (1.1%)
	Other Securities^	7,580,792	1.1%

	Total	7,580,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (29.1%)	Value	% of Net Assets
Energy (1.9%)
48,798	Halliburton Company	$2,198,838	0.3%
14,660	Pioneer Natural Resources Company	2,774,258	0.4%
	Other Securities^	8,444,613	1.2%

	Total	13,417,709

Financials (3.9%)
129,569	Ares Capital Corporation	2,131,410	0.3%
45,025	E*TRADE Financial Corporation[h]	2,753,729	0.4%
129,532	Golub Capital BDC, Inc.	2,370,436	0.3%
	Other Securities^	20,036,620	2.9%

	Total	27,292,195

Health Care (3.0%)
25,700	BioMarin Pharmaceutical, Inc.[h]	2,420,940	0.3%
21,947	Celgene Corporation[h]	1,743,031	0.3%
20,114	Medtronic plc	1,721,959	0.2%
13,947	UnitedHealth Group, Inc.	3,421,757	0.5%
	Other Securities^	11,471,620	1.7%

	Total	20,779,307

Industrials (2.9%)
34,140	CSX Corporation	2,177,449	0.3%
12,476	Honeywell International, Inc.	1,797,168	0.3%
	Other Securities^	16,316,013	2.3%

	Total	20,290,630

Information Technology (5.7%)
1,569	Alphabet, Inc., Class Ch	1,750,455	0.2%
18,100	Apple, Inc.	3,350,491	0.5%
85,621	Cisco Systems, Inc.	3,684,272	0.5%
12,910	Facebook, Inc.[h]	2,508,671	0.4%
27,370	Microsoft Corporation	2,698,956	0.4%
31,000	PayPal Holdings, Inc.[h]	2,581,370	0.4%
23,720	Visa, Inc.	3,141,714	0.5%
25,933	Xilinx, Inc.	1,692,388	0.2%
	Other Securities^	18,413,238	2.6%

	Total	39,821,555

Materials (1.4%)
	Other Securities^	9,338,046	1.4%

	Total	9,338,046

Real Estate (3.6%)
	Other Securities^	24,982,067	3.6%

	Total	24,982,067

Telecommunications Services (0.5%)
	Other Securities^	3,227,089	0.5%

	Total	3,227,089

Utilities (0.7%)
44,900	PG&E Corporation	1,910,944	0.3%
	Other Securities^	3,126,443	0.4%

	Total	5,037,387

	Total Common Stock (cost $176,607,119)	202,551,749

	Registered Investment Companies (6.5%)
Affiliated Fixed Income Holdings (4.8%)
3,672,421	Thrivent Core Emerging Markets Debt Fund	33,639,380	4.8%

	Total	33,639,380

Equity Funds/Exchange Traded Funds (0.9%)
49,737	Materials Select Sector SPDR Fund	2,888,227	0.4%
25,000	Vanguard High Dividend Yield ETF	2,076,250	0.3%
	Other Securities^	993,738	0.2%

	Total	5,958,215

Fixed Income Funds/Exchange Traded Funds (0.8%)
50,825	Vanguard Short-Term Corporate Bond ETF	3,969,433	0.6%
	Other Securities^	1,580,100	0.2%

	Total	5,549,533

	Total Registered Investment Companies (cost $46,044,586)	45,147,128

	Preferred Stock (1.6%)
Consumer Staples (0.2%)
	Other Securities^	1,539,096	0.2%

	Total	1,539,096

Energy (0.3%)
	Other Securities^	1,779,670	0.3%

	Total	1,779,670

Financials (1.0%)
16,623	Federal National Mortgage Association, 0.000%[h,i]	105,057	<0.1%
1,699	Wells Fargo & Company, Convertible, 7.500%[i]	2,139,823	0.3%
	Other Securities^	4,471,128	0.7%

	Total	6,716,008

Real Estate (0.1%)
	Other Securities^	662,119	0.1%

	Total	662,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Preferred Stock (1.6%)	Value	% of Net Assets
Utilities (<0.1%)
	Other Securities^	$179,023	<0.1%

	Total	179,023

	Total Preferred Stock (cost $10,607,365)	10,875,916

	Collateral Held for Securities Loaned (0.6%)
3,796,766	Thrivent Cash Management Trust	3,796,766	0.6%

	Total Collateral Held for Securities Loaned (cost $3,796,766)	3,796,766

Shares or Principal Amount	Short-Term Investments (13.6%)
	Thrivent Core Short-Term Reserve Fund
9,303,009	2.290%	93,030,094	13.4%
	Other Securities^	1,696,270	0.2%

	Total Short-Term Investments (cost $94,726,216)	94,726,364

	Total Investments (cost $741,752,330) 110.7%	$769,625,708

	Other Assets and Liabilities, Net (10.7%)	(74,629,352)

	Total Net Assets 100.0%	$694,996,356

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $82,753,260 or 11.9% of total net assets.

f	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
g

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

h	Non-income producing security.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Portfolio as of June 29, 2018 was $28,392,455 or 4.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Radnor RE, Ltd., 3/25/2028	3/13/2018	$1,700,000
Spirit Master Funding, LLC, 12/20/2047	1/23/2018	1,899,429

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$2,661,392
Common Stock	1,010,655

Total lending	$3,672,047
Gross amount payable upon return of collateral for securities loaned	$3,796,766

Net amounts due to counterparty	$124,719

Definitions:

ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$42,326,734
Gross unrealized depreciation	(14,619,035)

Net unrealized appreciation (depreciation)	$27,707,699
Cost for federal income tax purposes	$768,910,410

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,993,947	—	4,556,163	437,784
Capital Goods	4,963,873	—	4,621,460	342,413
Communications Services	26,092,071	—	26,092,071	—
Consumer Cyclical	14,305,466	—	14,305,466	—
Consumer Non-Cyclical	16,467,204	—	16,467,204	—
Energy	4,216,466	—	3,749,991	466,475
Financials	9,527,890	—	9,283,690	244,200
Technology	7,454,553	—	6,694,527	760,026
Transportation	1,818,753	—	1,630,586	188,167
Utilities	2,004,013	—	927,496	1,076,517
Long-Term Fixed Income
Asset-Backed Securities	31,128,915	—	28,123,134	3,005,781
Basic Materials	10,680,172	—	10,680,172	—
Capital Goods	13,455,672	—	13,455,672	—
Collateralized Mortgage Obligations	51,168,197	—	51,168,197	—
Commercial Mortgage-Backed Securities	1,599,979	—	1,599,979	—
Communications Services	22,858,358	—	22,858,358	—
Consumer Cyclical	18,878,954	—	18,878,954	—
Consumer Non-Cyclical	17,392,256	—	17,392,256	—
Energy	17,802,340	—	17,802,340	—
Financials	46,109,124	—	44,198,331	1,910,793
Mortgage-Backed Securities	63,741,834	—	63,741,834	—
Technology	16,060,887	—	16,060,887	—
Transportation	2,484,016	—	2,484,016	—
Utilities	7,322,845	—	7,322,845	—
Common Stock
Consumer Discretionary	30,784,972	23,639,874	7,145,098	—
Consumer Staples	7,580,792	2,931,877	4,648,915	—
Energy	13,417,709	10,485,857	2,931,852	—
Financials	27,292,195	19,611,654	7,680,541	—
Health Care	20,779,307	16,968,041	3,811,266	—
Industrials	20,290,630	11,904,868	8,385,762	—
Information Technology	39,821,555	34,855,330	4,966,225	—
Materials	9,338,046	2,678,144	6,659,902	—
Real Estate	24,982,067	24,223,537	758,530	—
Telecommunications Services	3,227,089	630,520	2,596,569	—
Utilities	5,037,387	3,313,233	1,724,154	—
Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	5,549,533	5,549,533	—	—
Equity Funds/Exchange Traded Funds	5,958,215	5,958,215	—	—
Preferred Stock
Consumer Staples	1,539,096	1,539,096	—	—
Energy	1,779,670	1,779,670	—	—
Financials	6,716,008	4,625,108	2,090,900	—
Real Estate	662,119	662,119	—	—
Utilities	179,023	179,023	—	—
Short-Term Investments	1,696,270	—	1,696,270	—

Subtotal Investments in Securities	$639,159,468	$171,535,699	$459,191,613	$8,432,156

Other Investments *	Total
Affiliated Registered Investment Companies	33,639,380
Short-Term Investments	93,030,094
Collateral Held for Securities Loaned	3,796,766

Subtotal Other Investments	$130,466,240

Total Investments at Value	$769,625,708

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	826,257	826,257	—	—
Call Options Written	450	—	—	450

Total Asset Derivatives	$826,707	$826,257	$—	$450

Liability Derivatives
Futures Contracts	149,675	149,675	—	—

Total Liability Derivatives	$149,675	$149,675	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Diversified Income Plus Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $1,696,270 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	203	September 2018	$24,054,564	$343,498
CBOT 5-Yr. U.S. Treasury Note	65	September 2018	7,328,444	56,674
CBOT U.S. Long Bond	48	September 2018	6,810,250	149,750
CME E-mini S&P 500 Index	53	September 2018	7,352,899	(140,658)
CME Ultra Long Term U.S. Treasury Bond	1	September 2018	154,511	5,051

Total Futures Long Contracts			$45,700,668	$414,315

CBOT 2-Yr. U.S. Treasury Note	(26)	September 2018	($5,498,515)	($9,017)
CME E-mini S&P 500 Index	(100)	September 2018	(13,879,284)	271,284

Total Futures Short Contracts			($19,377,799)	$262,267

Total Futures Contracts			$26,322,869	$676,582

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table presents Diversified Income Plus Portfolio’s options contracts held as of June 29, 2018.

Option Description (Underlying Security Description)	Counterparty	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Call Option(*)	JPM	(4)	$96.84	July 2018	(42,567,188)	($7,050)	$450
(Federal National Mortgage Association Conventional 30 Yr. Pass Through)

Total Options Written Contracts						($7,050)	$450

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:

JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$271,284
Total Equity Contracts		271,284
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	554,973
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	450
Total Interest Rate Contracts		555,423

Total Asset Derivatives		$826,707

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	140,658
Total Equity Contracts		140,658
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,017
Total Interest Rate Contracts		9,017

Total Liability Derivatives		$149,675

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(152,776)
Total Equity Contracts		(152,776)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	12,422
Futures	Net realized gains/(losses) on Futures contracts	(995,699)
Total Interest Rate Contracts		(983,277)

Total		($1,136,053)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	435,148
Total Equity Contracts		435,148
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	450
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	624,402
Total Interest Rate Contracts		624,852

Total		$1,060,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$17,458,031
Futures - Short	(16,381,117)
Interest Rate Contracts
Futures - Long	32,225,281
Futures - Short	(6,344,472)
Written Options	(1,284,155)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$20,769	$15,009	$—	3,672	$33,639	4.8%

Total Affiliated Fixed Income Holdings	20,769				33,639	4.8

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	90,958	139,394	137,322	9,303	93,030	13.4

Total Affiliated Short-Term Investments	90,958				93,030	13.4

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	2,212	46,009	44,424	3,797	3,797	0.6

Total Collateral Held for Securities Loaned	2,212				3,797	0.6

Total Value	$113,939				$130,466

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$—	$(2,138)	—	$621
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	—	—	—	905

Total Income from Affiliated Investments				$1,526

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	24

Total Affiliated Income from Securities Loaned, Net				$24

Total Value	$—	$(2,138)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Asset-Backed Securities (0.7%)
	Brazos Higher Education Authority, Inc.
$425,512	3.210%, (LIBOR 3M + 0.850%), 7/25/2029, Ser. 2011-2, Class A2[a]	$429,112
	Credit Based Asset Servicing and Securitization, LLC
298,072	3.454%, 12/25/2036, Ser. 2006-CB2, Class AF2[b]	255,052
	First Horizon ABS Trust
26,913	2.251%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Aa,c	26,557
	GMAC Mortgage Corporation Loan Trust
134,451	2.591%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[a,c]	141,722
	IndyMac Seconds Asset-Backed Trust
250,808	2.431%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Aa,c	148,958
	Wachovia Asset Securitization, Inc.
464,226	2.231%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,a,c	436,848

	Total	1,438,249

Collateralized Mortgage Obligations (1.1%)
	Seasoned Credit Risk Transfer Trust
2,018,391	2.250%, 8/25/2056, Ser. 2017-2, Class HAb,c	1,958,354

	Total	1,958,354

Commercial Mortgage-Backed Securities (9.6%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
2,000,000	2.221%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KP04, Class AG1[a]	2,001,200
1,392,403	2.776%, 3/25/2023, Ser. K724, Class A1[c]	1,380,044
1,000,000	3.002%, 1/25/2024, Ser. K725, Class A2	993,151
1,899,678	2.301%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. KF41, Class Aa	1,899,677
1,750,000	3.430%, 1/25/2027, Ser. K063, Class A2[a]	1,755,681
1,000,000	3.650%, 2/25/2028, Ser. K075, Class A2[a]	1,015,631
	Federal National Mortgage Association - ACES
2,000,000	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[a]	2,028,309
1,500,000	3.346%, 3/25/2024, Ser. 2014-M4, Class A2[a]	1,512,762
1,993,793	2.348%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-M13, Class FAa	1,997,193
1,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[a]	1,205,268
	FRESB Multifamily Mortgage Pass-Through Trust
1,991,019	2.950%, 8/25/2027, Ser. 2017-SB40, Class A10Fa,c	1,935,734

	Total	17,724,650

Consumer Cyclical (0.8%)
	Board of Trustees of The Leland Stanford Junior University
425,000	3.563%, 6/1/2044	421,401
	California Institute of Technology
250,000	4.700%, 11/1/2111	264,763
	Dartmouth College
125,000	3.760%, 6/1/2043	125,006
	Massachusetts Institute of Technology
375,000	4.678%, 7/1/2114	410,457
	President and Fellows of Harvard College
375,000	3.619%, 10/1/2037	374,009

	Total	1,595,636

Energy (0.1%)
	Petroleos Mexicanos
210,000	2.378%, 4/15/2025	205,140

	Total	205,140

Financials (1.5%)
	Bank Nederlandse Gemeenten NV
2,000,000	2.397%, (LIBOR 3M + 0.070%), 3/11/2022[a,d]	2,000,380
	North American Development Bank
400,000	2.300%, 10/10/2018	399,740
	Preferred Term Securities XXIII, Ltd.
458,676	2.541%, (LIBOR 3M + 0.200%), 12/22/2036*,a	421,081

	Total	2,821,201

Foreign Government (6.5%)
	Chile Government International Bond
350,000	3.875%, 8/5/2020	356,207
	Development Bank of Japan, Inc.
750,000	2.125%, 9/1/2022[d]	719,951
	European Investment Bank
2,000,000	2.500%, 3/15/2023	1,961,125
	Export Development Canada
2,000,000	2.500%, 1/24/2023	1,964,548
	Export-Import Bank of Korea
200,000	2.250%, 1/21/2020	196,968
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	497,793
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	501,709
400,000	4.375%, 1/24/2044	477,827
	Kommunalbanken AS
2,000,000	2.500%, 1/11/2023[d]	1,958,200
	Mexico Government International Bond
250,000	3.600%, 1/30/2025	241,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (99.8%)	Value
Foreign Government (6.5%) - continued
	Poland Government International Bond
$250,000	4.000%, 1/22/2024	$253,770
	Province of Quebec
400,000	7.500%, 7/15/2023	477,432
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[d]	491,344
2,000,000	2.375%, 2/15/2023[d]	1,955,270

	Total	12,053,644

Mortgage-Backed Securities (31.9%)
	Federal Home Loan Mortgage Corporation - REMIC
1,309,128	3.000%, 5/15/2045, Ser. 4631, Class PA	1,287,910
1,409,664	3.000%, 3/15/2047, Ser. 4734, Class JA	1,388,208
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,062,500	4.000%, 7/1/2048[e]	6,177,125
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
2,000,000	3.900%, 4/25/2028, Ser. K076, Class A2	2,068,993
1,676,842	3.000%, 3/15/2045, Ser. 4741, Class GA	1,653,654
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
487,500	3.500%, 7/1/2033[e]	493,256
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
102	10.500%, 8/1/2020	103
644	8.000%, 12/1/2024	683
1,100	8.000%, 4/1/2030	1,273
18,095,000	3.500%, 7/1/2048[e]	18,004,397
14,137,500	4.000%, 7/1/2048[e]	14,411,967
13,500,000	4.500%, 7/1/2048[e]	14,056,084
	Government National Mortgage Association 30-Yr. Pass Through
1,700	7.500%, 3/15/2023	1,704
1,334	9.000%, 9/15/2024	1,449
1,590	8.000%, 6/15/2025	1,613
291	8.000%, 9/15/2026	292
5,651	7.500%, 10/15/2027	5,721
6,802	7.500%, 11/15/2028	6,817
631	8.000%, 10/15/2030	633
1,540	7.500%, 1/15/2031	1,582

	Total	59,563,464

U.S. Government and Agencies (47.6%)
	Federal Farm Credit Bank
400,000	2.210%, 8/1/2024	383,508
	Federal Home Loan Bank
3,000,000	2.375%, 3/30/2020	2,990,862
	Federal Home Loan Mortgage Corporation
350,000	6.750%, 3/15/2031	477,597
	Federal National Mortgage Association
650,000	2.500%, 4/13/2021	646,512
600,000	2.375%, 1/19/2023	589,066
800,000	1.875%, 9/24/2026	731,098
500,000	5.960%, 9/11/2028	623,663
100,000	6.250%, 5/15/2029	128,391
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	214,145
	Tennessee Valley Authority
2,500,000	2.250%, 3/15/2020	2,485,128
350,000	5.250%, 9/15/2039	441,887
	U.S. Treasury Bonds
3,750,000	2.250%, 11/15/2027	3,563,379
300,000	5.500%, 8/15/2028	369,106
2,500,000	5.250%, 11/15/2028	3,031,641
2,175,000	3.000%, 5/15/2042	2,185,110
3,095,000	2.500%, 5/15/2046	2,809,559
	U.S. Treasury Bonds, TIPS
7,108,220	0.500%, 1/15/2028	6,953,028
6,225,900	0.875%, 2/15/2047	6,224,056
	U.S. Treasury Notes
3,500,000	1.000%, 3/15/2019	3,469,512
6,000,000	0.875%, 9/15/2019	5,890,078
5,625,000	1.750%, 11/30/2019	5,568,311
1,500,000	1.375%, 12/15/2019	1,476,504
2,500,000	1.375%, 2/15/2020	2,455,371
1,000,000	1.875%, 12/15/2020	983,164
3,000,000	1.250%, 3/31/2021	2,892,070
1,000,000	2.250%, 7/31/2021	988,633
4,095,000	1.125%, 8/31/2021	3,906,086
1,500,000	1.875%, 7/31/2022	1,451,777
725,000	2.000%, 11/30/2022	703,533
6,750,000	2.125%, 7/31/2024	6,495,820
7,600,000	2.250%, 11/15/2024	7,352,109
4,450,000	2.125%, 11/30/2024	4,272,174
	U.S. Treasury Notes, TIPS
2,059,900	0.125%, 4/15/2022	2,017,753
4,033,640	0.625%, 4/15/2023	4,026,601

	Total	88,797,232

	Total Long-Term Fixed Income (cost $187,132,105)	186,157,570

Shares or Principal Amount	Short-Term Investments (28.4%)
	Federal Agricultural Mortgage Corporation Discount Notes
5,000,000	1.865%, 7/23/2018[f]	4,994,545
	Federal Farm Credit Bank Discount Notes
200,000	1.855%, 7/23/2018[f]	199,782
	Federal Home Loan Bank Discount Notes
1,580,000	1.870%, 7/11/2018[f]	1,579,260
300,000	1.785%, 7/13/2018[f,g]	299,829

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (28.4%)	Value
	Thrivent Core Short-Term Reserve Fund
4,585,416	2.290%	$45,854,161

	Total Short-Term Investments (cost $52,926,870)	52,927,577

	Total Investments (cost $240,058,975) 128.2%	$239,085,147

	Other Assets and Liabilities, Net (28.2%)	(52,579,619)

	Total Net Assets 100.0%	$186,505,528

a

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
c	All or a portion of the security is insured or guaranteed.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $7,125,145 or 3.8% of total net assets.

e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Government Bond Portfolio as of June 29, 2018 was $857,929 or 0.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	$458,676
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	464,226

Definitions:

ACES	-	Alternative Credit Enhancement Securities
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,565,853
Gross unrealized depreciation	(2,617,094)

Net unrealized appreciation (depreciation)	$(1,051,241)

Cost for federal income tax purposes	$223,208,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Government Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	1,438,249	—	1,438,249	—
Collateralized Mortgage Obligations	1,958,354	—	1,958,354	—
Commercial Mortgage-Backed Securities	17,724,650	—	17,724,650	—
Consumer Cyclical	1,595,636	—	1,595,636	—
Energy	205,140	—	205,140	—
Financials	2,821,201	—	2,821,201	—
Foreign Government	12,053,644	—	12,053,644	—
Mortgage-Backed Securities	59,563,464	—	59,563,464	—
U.S. Government and Agencies	88,797,232	—	88,797,232	—
Short-Term Investments	7,073,416	—	7,073,416	—

Subtotal Investments in Securities	$193,230,986	$—	$193,230,986	$—

Other Investments *	Total
Short-Term Investments	45,854,161

Subtotal Other Investments	$45,854,161

Total Investments at Value	$239,085,147

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	58,792	58,792	—	—

Total Asset Derivatives	$58,792	$58,792	$—	$—

Liability Derivatives
Futures Contracts	29,412	29,412	—	—

Total Liability Derivatives	$29,412	$29,412	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Government Bond Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $299,829 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	2	September 2018	$241,819	($1,444)
CBOT U.S. Long Bond	16	September 2018	2,261,208	58,792

Total Futures Long Contracts			$2,503,027	$57,348

CBOT 2-Yr. U.S. Treasury Note	(92)	September 2018	($19,460,220)	($27,968)

Total Futures Short Contracts			($19,460,220)	($27,968)

Total Futures Contracts			($16,957,193)	$29,380

Reference Description:

CBOT	-	Chicago Board of Trade

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$58,792
Total Interest Rate Contracts		58,792

Total Asset Derivatives		$58,792

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	29,412
Total Interest Rate Contracts		29,412

Total Liability Derivatives		$29,412

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	8,125
Futures	Net realized gains/(losses) on Futures contracts	(16,595)
Total Interest Rate Contracts		(8,470)

Total		($8,470)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	40,961
Total Interest Rate Contracts		40,961

Total		$40,961

The following table presents Government Bond Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$1,847,733
Futures - Short	(16,610,356)
Written Options	(531,669)

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Government Bond Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$11,030	$87,024	$52,200	4,585	$45,854	24.6%

Total Affiliated Short-Term Investments	11,030				45,854	24.6

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	12,705	12,705	—	—	—

Total Collateral Held for Securities Loaned	—				—	—

Total Value	$11,030				$45,854

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$452

Total Income from Affiliated Investments				$452

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	4

Total Affiliated Income from Securities Loaned, Net				$4

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.0%)	Value	% of Net Assets
Basic Materials (0.4%)
	Other Securities^	$3,382,612	0.4%

	Total	3,382,612

Capital Goods (0.2%)
	Other Securities^	1,716,982	0.2%

	Total	1,716,982

Communications Services (0.5%)
	Frontier Communications Corporation, Term Loan
$4,232,250	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[a,b]	4,178,035	0.5%

	Total	4,178,035

Consumer Cyclical (0.5%)
	Other Securities^	3,811,681	0.5%

	Total	3,811,681

Consumer Non-Cyclical (0.3%)
	Other Securities^	2,592,943	0.3%

	Total	2,592,943

Energy (0.1%)
	Other Securities^	1,097,471	0.1%

	Total	1,097,471

	Total Bank Loans (cost $17,026,959)	16,779,724

	Long-Term Fixed Income (94.0%)
Asset-Backed Securities (0.1%)
	Other Securities^	1,147,708	0.1%

	Total	1,147,708

Basic Materials (9.5%)
	Anglo American Capital plc
4,205,000	4.750%, 4/10/2027[c]	4,144,374	0.5%
	Other Securities^	75,005,875	9.0%

	Total	79,150,249

Capital Goods (10.5%)
	Ardagh Packaging Finance plc
4,190,000	7.250%, 5/15/2024[c]	4,357,600	0.5%
	Berry Global, Inc.
1,740,000	4.500%, 2/15/2026[c]	1,622,550	0.2%
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,314,262	0.8%
	H&E Equipment Services, Inc.
4,971,000	5.625%, 9/1/2025	4,884,008	0.6%
	Herc Rentals, Inc.
4,105,000	7.750%, 6/1/2024[c]	4,382,088	0.5%
	Other Securities^	65,125,937	7.9%

	Total	86,686,445

Communications Services (15.2%)
	Altice Financing SA
4,985,000	6.625% - 7.500%, 2/15/2023 - 5/15/2026[c]	4,855,164	0.6%
	CCO Holdings, LLC
5,500,000	5.875%, 4/1/2024[c]	5,527,500	0.7%
	CenturyLink, Inc.
2,145,000	7.500%, 4/1/2024[d]	2,203,987	0.3%
	Digicel, Ltd.
5,750,000	6.000%, 4/15/2021*,d	5,189,375	0.6%
	Embarq Corporation
2,670,000	7.995%, 6/1/2036	2,519,812	0.3%
	Intelsat Jackson Holdings SA
8,570,000	5.500%, 8/1/2023	7,689,004	0.9%
	Level 3 Financing, Inc.
5,510,000	5.375%, 5/1/2025	5,303,375	0.6%
1,700,000	5.250%, 3/15/2026	1,616,870	0.2%
	Meredith Corporation
4,150,000	6.875%, 2/1/2026[c]	4,092,938	0.5%
	Neptune Finco Corporation
4,733,000	10.875%, 10/15/2025[c]	5,456,202	0.7%
	SFR Group SA
8,920,000	6.000% - 7.375%, 5/15/2022 - 5/1/2026[c]	8,806,100	1.0%
	Sprint Communications, Inc.
5,130,000	6.000%, 11/15/2022	5,085,113	0.6%
	Sprint Corporation
15,495,000	7.625%, 2/15/2025	15,882,375	1.9%
	Zayo Group, LLC
3,925,000	6.375%, 5/15/2025	3,998,594	0.5%
	Other Securities^	48,317,945	5.8%

	Total	126,544,354

Consumer Cyclical (13.9%)
	American Axle & Manufacturing, Inc.
4,268,000	6.250%, 4/1/2025[d]	4,235,990	0.5%
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,384,941	0.5%
	Dana Financing Luxembourg SARL
3,925,000	6.500%, 6/1/2026[c]	3,983,875	0.5%
	Hanesbrands, Inc.
4,145,000	4.875%, 5/15/2026[c]	3,999,925	0.5%
	Hilton Escrow Issuer, LLC
4,280,000	4.250%, 9/1/2024	4,071,350	0.5%
	LKQ Corporation
4,005,000	4.750%, 5/15/2023	3,984,975	0.5%
	Six Flags Entertainment Corporation
5,355,000	4.875%, 7/31/2024[c]	5,203,454	0.6%
	Other Securities^	85,994,842	10.3%

	Total	115,859,352

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value	% of Net Assets
Consumer Non-Cyclical (10.2%)
	Energizer Holdings, Inc.
$4,240,000	5.500%, 6/15/2025[c]	$4,165,800	0.5%
	HCA, Inc.
4,810,000	5.875%, 3/15/2022	5,014,425	0.6%
8,385,000	4.750% - 6.500%, 2/15/2020 - 2/1/2025	8,432,332	1.0%
	MPH Acquisition Holdings, LLC
4,190,000	7.125%, 6/1/2024[c]	4,294,750	0.5%
	Spectrum Brands, Inc.
4,280,000	5.750%, 7/15/2025	4,226,500	0.5%
	Valeant Pharmaceuticals International, Inc.
7,910,000	5.500%, 3/1/2023[c]	7,356,300	0.9%
9,545,000	5.625% - 8.500%, 12/1/2021 - 1/31/2027[c]	9,460,007	1.1%
	VPII Escrow Corporation
3,170,000	7.500%, 7/15/2021[c]	3,219,531	0.4%
	Other Securities^	39,093,227	4.7%

	Total	85,262,872

Energy (15.5%)
	California Resources Corporation
5,890,000	8.000%, 12/15/2022[c,d]	5,345,175	0.7%
	Centennial Resource Production, LLC
5,085,000	5.375%, 1/15/2026[c]	4,945,162	0.6%
	Cheniere Corpus Christi Holdings, LLC
4,805,000	5.875%, 3/31/2025	4,997,200	0.6%
2,200,000	7.000%, 6/30/2024	2,398,000	0.3%
	Cheniere Energy Partners, LP
4,285,000	5.250%, 10/1/2025[c]	4,179,803	0.5%
	Energy Transfer Equity, LP
4,245,000	5.500%, 6/1/2027	4,245,000	0.5%
	Sabine Pass Liquefaction, LLC
2,620,000	5.875%, 6/30/2026	2,809,078	0.3%
	Southwestern Energy Company
4,285,000	7.500%, 4/1/2026	4,434,975	0.5%
	Tallgrass Energy Partners, LP
4,340,000	5.500%, 1/15/2028[c]	4,285,750	0.5%
	Other Securities^	91,152,706	11.0%

	Total	128,792,849

Financials (7.4%)
	Ally Financial, Inc.
4,170,000	4.125%, 3/30/2020	4,175,212	0.5%
4,000,000	5.750%, 11/20/2025[d]	4,075,000	0.5%
	ASP AMC Merger Sub, Inc.
5,200,000	8.000%, 5/15/2025[c]	4,316,000	0.5%
	Centene Escrow Corporation
4,440,000	6.125%, 2/15/2024	4,678,650	0.6%
	Park Aerospace Holdings, Ltd.
4,285,000	4.500%, 3/15/2023[c]	4,069,893	0.5%
	Quicken Loans, Inc.
5,855,000	5.750%, 5/1/2025[c]	5,730,757	0.7%
	Other Securities^	34,566,662	4.1%

	Total	61,612,174

Foreign Government (0.3%)
	Other Securities^	2,798,400	0.3%

	Total	2,798,400

Technology (5.8%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[c]	6,913,540	0.8%
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[c]	4,876,469	0.6%
	Inception Merger Sub, Inc.
5,345,000	8.625%, 11/15/2024[c,d]	5,371,725	0.7%
	Seagate HDD Cayman
4,540,000	4.750%, 1/1/2025	4,352,903	0.5%
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[c]	4,894,350	0.6%
	Western Digital Corporation
5,000,000	4.750%, 2/15/2026	4,862,500	0.6%
	Other Securities^	17,123,068	2.0%

	Total	48,394,555

Transportation (1.1%)
	XPO Logistics, Inc.
4,710,000	6.500%, 6/15/2022[c]	4,827,750	0.6%
	Other Securities^	4,497,907	0.5%

	Total	9,325,657

Utilities (4.5%)
	Dynegy, Inc.
3,745,000	8.125%, 1/30/2026[c]	4,068,006	0.5%
	Enterprise Products Operating, LLC
4,280,000	6.066%, (LIBOR 3M + 3.708%), 8/1/2018[b]	4,290,700	0.5%
	NGPL Pipeco, LLC
6,430,000	4.875%, 8/15/2027[c]	6,349,625	0.8%
	Other Securities^	23,112,853	2.7%

	Total	37,821,184

	Total Long-Term Fixed Income (cost $800,115,557)	783,395,799

Shares	Preferred Stock (0.9%)
Energy (0.2%)
	Other Securities^	2,195,308	0.2%

	Total	2,195,308

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Preferred Stock (0.9%)	Value	% of Net Assets
Financials (0.7%)
	Other Securities^	$5,702,296	0.7%

	Total	5,702,296

	Total Preferred Stock (cost $8,217,868)	7,897,604

	Registered Investment Companies (0.6%)
Equity Funds/Exchange Traded Funds (0.6%)
	Other Securities^	4,702,607	0.6%

	Total	4,702,607

	Total Registered Investment Companies (cost $3,739,251)	4,702,607

	Common Stock (<0.1%)
Consumer Discretionary (<0.1%)
	Other Securities^	105,726	<0.1%

	Total	105,726

Industrials (<0.1%)
	Other Securities^	44,199	<0.1%

	Total	44,199

Materials (<0.1%)
	Other Securities^	19,319	<0.1%

	Total	19,319

	Total Common Stock (cost $385,845)	169,244

	Collateral Held for Securities Loaned (5.6%)
46,705,723	Thrivent Cash Management Trust	46,705,723	5.6%

	Total Collateral Held for Securities Loaned (cost $46,705,723)	46,705,723

Shares or Principal Amount	Short-Term Investments (1.5%)
	Thrivent Core Short-Term Reserve Fund
1,234,339	2.290%	12,343,386	1.5%

	Total Short-Term Investments (cost $12,343,386)	12,343,386

	Total Investments (cost $888,534,589) 104.6%	$871,994,087

	Other Assets and Liabilities, Net (4.6%)	(38,530,071)

	Total Net Assets 100.0%	$833,464,016

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $428,983,809 or 51.5% of total net assets.

d	All or a portion of the security is on loan.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Portfolio as of June 29, 2018 was $10,087,698 or 1.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Digicel, Ltd., 4/15/2021	3/19/2013	$5,702,955

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$1,623,362
Taxable Debt Security	43,031,658
Preferred Stock	317,896

Total lending	$44,972,916
Gross amount payable upon return of collateral for securities loaned	$46,705,723

Net amounts due to counterparty	$1,732,807

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,169,212
Gross unrealized depreciation	(25,722,712)

Net unrealized appreciation (depreciation)	$(16,553,500)

Cost for federal income tax purposes	$888,547,587

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,382,612	—	3,382,612	—
Capital Goods	1,716,982	—	1,716,982	—
Communications Services	4,178,035	—	4,178,035	—
Consumer Cyclical	3,811,681	—	3,811,681	—
Consumer Non-Cyclical	2,592,943	—	2,592,943	—
Energy	1,097,471	—	1,097,471	—
Long-Term Fixed Income
Asset-Backed Securities	1,147,708	—	1,147,708	—
Basic Materials	79,150,249	—	79,150,249	—
Capital Goods	86,686,445	—	86,686,445	—
Communications Services	126,544,354	—	126,544,354	—
Consumer Cyclical	115,859,352	—	115,859,352	—
Consumer Non-Cyclical	85,262,872	—	85,262,872	—
Energy	128,792,849	—	128,792,849	—
Financials	61,612,174	—	61,612,174	—
Foreign Government	2,798,400	—	2,798,400	—
Technology	48,394,555	—	48,394,555	—
Transportation	9,325,657	—	9,325,657	—
Utilities	37,821,184	—	37,821,184	—
Preferred Stock
Energy	2,195,308	2,195,308	—	—
Financials	5,702,296	5,702,296	—	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	4,702,607	4,702,607	—	—
Common Stock
Consumer Discretionary	105,726	105,726	—	—
Industrials	44,199	—	44,199	—
Materials	19,319	19,319	—	—

Subtotal Investments in Securities	$812,944,978	$12,725,256	$800,219,722	$—

Other Investments *	Total
Short-Term Investments	12,343,386
Collateral Held for Securities Loaned	46,705,723

Subtotal Other Investments	$59,049,109

Total Investments at Value	$871,994,087

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$34,775	$99,408	$121,840	1,234	$12,343	1.5%

Total Affiliated Short-Term Investments	34,775				12,343	1.5

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	335	139,291	92,920	46,706	46,706	5.6

Total Collateral Held for Securities Loaned	335				46,706	5.6

Total Value	$35,110				$59,049

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$291

Total Income from Affiliated Investments				$291

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	274

Total Affiliated Income from Securities Loaned, Net				$274

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.1%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,441,558	0.1%

	Total	1,441,558

Capital Goods (0.2%)
	Other Securities^	2,863,333	0.2%

	Total	2,863,333

Communications Services (0.7%)
	Other Securities^	9,409,786	0.7%

	Total	9,409,786

Consumer Cyclical (0.3%)
	Other Securities^	4,785,259	0.3%

	Total	4,785,259

Consumer Non-Cyclical (0.4%)
	Other Securities^	6,370,511	0.4%

	Total	6,370,511

Energy (<0.1%)
	Other Securities^	448,313	<0.1%

	Total	448,313

Financials (0.1%)
	Other Securities^	1,675,676	0.1%

	Total	1,675,676

Technology (0.2%)
	Other Securities^	2,952,678	0.2%

	Total	2,952,678

Transportation (0.1%)
	Other Securities^	713,691	0.1%

	Total	713,691

	Total Bank Loans (cost $30,988,171)	30,660,805

	Long-Term Fixed Income (91.3%)
Asset-Backed Securities (2.0%)
	Other Securities^	29,421,315	2.0%

	Total	29,421,315

Basic Materials (4.5%)
	Anglo American Capital plc
$5,100,000	4.750%, 4/10/2027[a]	5,026,471	0.3%
	ArcelorMittal SA
6,380,000	6.125%, 6/1/2025	6,874,450	0.5%
	Kinross Gold Corporation
5,220,000	4.500%, 7/15/2027[a]	4,789,350	0.3%
	Teck Resources, Ltd.
6,420,000	6.125%, 10/1/2035	6,452,100	0.4%
	Other Securities^	43,444,115	3.0%

	Total	66,586,486

Capital Goods (2.6%)
	Other Securities^	37,899,865	2.6%

	Total	37,899,865

Collateralized Mortgage Obligations (0.3%)
	Other Securities^	4,590,053	0.3%

	Total	4,590,053

Communications Services (7.9%)
	AT&T, Inc.
5,120,000	4.250%, 3/1/2027	5,011,425	0.3%
10,263,000	3.400% - 4.450%, 4/1/2024 - 12/15/2042	9,593,507	0.7%
	Charter Communications Operating, LLC
5,675,000	6.484%, 10/23/2045	5,977,628	0.4%
	Crown Castle International Corporation
4,160,000	5.250%, 1/15/2023	4,357,656	0.3%
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,346,258	0.3%
	Time Warner, Inc.
1,210,000	4.750%, 3/29/2021	1,248,283	0.1%
	Verizon Communications, Inc.
4,400,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	4,395,004	0.3%
5,457,000	4.522%, 9/15/2048	4,971,161	0.3%
8,490,000	3.500% - 5.250%, 11/1/2024 - 8/21/2046	8,276,699	0.6%
	Viacom, Inc.
4,500,000	6.875%, 4/30/2036	4,859,663	0.3%
	Other Securities^	64,012,117	4.3%

	Total	117,049,401

Consumer Cyclical (4.6%)
	Amazon.com, Inc.
4,480,000	4.050%, 8/22/2047	4,381,031	0.3%
	CVS Health Corporation
5,000,000	4.780%, 3/25/2038	4,942,294	0.3%
	Other Securities^	58,485,064	4.0%

	Total	67,808,389

Consumer Non-Cyclical (9.3%)
	Abbott Laboratories
5,120,000	3.750%, 11/30/2026	5,030,758	0.3%
	AbbVie, Inc.
4,460,000	3.200%, 5/14/2026	4,159,096	0.3%
	Anheuser-Busch InBev Finance, Inc.
4,470,000	3.650%, 2/1/2026	4,377,417	0.3%
3,210,000	4.700%, 2/1/2036	3,251,313	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value	% of Net Assets
Consumer Non-Cyclical (9.3%) - continued
	Anheuser-Busch InBev Worldwide, Inc.
$5,100,000	4.600%, 4/15/2048	$5,000,612	0.3%
5,100,000	3.500% - 4.000%, 1/12/2024 - 4/13/2028	5,082,971	0.4%
	Baxalta, Inc.
5,075,000	4.000%, 6/23/2025	4,966,788	0.3%
	Smithfield Foods, Inc.
7,500,000	2.650%, 10/3/2021[a]	7,144,873	0.5%
	Other Securities^	98,274,297	6.7%

	Total	137,288,125

Energy (10.3%)
	Energy Transfer Partners, LP
4,480,000	4.200%, 4/15/2027	4,218,463	0.3%
	EQT Corporation
4,400,000	3.900%, 10/1/2027	4,105,900	0.3%
	Petrobras Global Finance BV
4,480,000	5.299%, 1/27/2025[a]	4,139,520	0.3%
	Regency Energy Partners, LP
4,140,000	5.000%, 10/1/2022	4,285,448	0.3%
	Other Securities^	134,565,562	9.1%

	Total	151,314,893

Financials (26.8%)
	Athene Holding, Ltd.
4,500,000	4.125%, 1/12/2028	4,148,117	0.3%
	Bank of America Corporation
14,160,000	3.875% - 4.750%, 7/24/2023 - 4/21/2045	14,102,476	1.0%
3,649,000	3.004%, 12/20/2023[b]	3,538,328	0.2%
3,200,000	3.705%, 4/24/2028[b]	3,085,033	0.2%
3,200,000	3.093%, 10/1/2025[b]	3,046,597	0.2%
2,860,000	6.500%, 10/23/2024[b,c]	3,038,750	0.2%
1,920,000	2.328%, 10/1/2021[b]	1,876,919	0.1%
1,900,000	3.499%, 5/17/2022[b]	1,898,870	0.1%
1,270,000	6.300%, 3/10/2026[b,c]	1,342,771	0.1%
	Citigroup, Inc.
4,370,000	4.400%, 6/10/2025	4,344,839	0.3%
7,705,000	3.700% - 5.500%, 9/13/2025 - 9/29/2027	7,808,372	0.5%
2,560,000	3.887%, 1/10/2028[b]	2,479,628	0.2%
2,560,000	3.730%, (LIBOR 3M + 1.430%), 9/1/2023[b]	2,612,655	0.2%
1,900,000	3.142%, 1/24/2023[b]	1,860,928	0.1%
	Credit Suisse Group Funding, Ltd.
4,400,000	3.750%, 3/26/2025	4,230,539	0.3%
	Discover Bank
5,100,000	3.100%, 6/4/2020	5,073,589	0.3%
	Goldman Sachs Group, Inc.
4,450,000	3.850%, 7/8/2024	4,410,816	0.3%
14,275,000	3.500% - 5.250%, 7/27/2021 - 5/22/2045	14,235,382	1.1%
2,100,000	2.876%, 10/31/2022[b]	2,050,125	0.1%
1,920,000	2.908%, 6/5/2023[b]	1,851,557	0.1%
1,920,000	5.300%, 11/10/2026[b,c]	1,876,800	0.1%
	J.P. Morgan Chase & Company
13,930,000	2.295% - 5.500%, 8/15/2021 - 10/15/2040	13,927,722	1.0%
3,190,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	3,247,498	0.2%
2,600,000	3.882%, 7/24/2038[b]	2,404,120	0.2%
2,560,000	6.000%, 8/1/2023[b,c]	2,614,400	0.2%
1,270,000	6.750%, 2/1/2024[b,c]	1,381,125	0.1%
	Kimco Realty Corporation
5,100,000	3.300%, 2/1/2025	4,830,951	0.3%
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,182,576	0.3%
	Morgan Stanley
18,945,000	2.500% - 5.500%, 1/26/2020 - 1/27/2045	18,841,749	1.3%
3,190,000	3.759%, (LIBOR 3M + 1.400%), 10/24/2023[b]	3,263,000	0.2%
	Wells Fargo & Company
5,110,000	3.000%, 10/23/2026	4,716,535	0.3%
	Other Securities^	247,181,339	16.7%

	Total	395,504,106

Foreign Government (2.2%)
	Bahrain Government International Bond
5,100,000	7.000%, 10/12/2028[a]	4,554,198	0.3%
	Other Securities^	28,254,600	1.9%

	Total	32,808,798

Mortgage-Backed Securities (4.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
9,302,500	4.000%, 7/1/2048[d]	9,478,385	0.6%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
4,172,500	3.500%, 7/1/2033[d]	4,221,766	0.3%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
18,900,000	3.500%, 7/1/2048[d]	18,805,366	1.3%
14,077,500	4.000%, 7/1/2048[d]	14,350,802	1.0%
20,225,000	4.500%, 7/1/2048[d]	21,058,096	1.4%

	Total	67,914,415

Technology (4.3%)
	Apple, Inc.
4,450,000	3.250%, 2/23/2026	4,342,168	0.3%
	Broadcom Corporation
7,000,000	3.875%, 1/15/2027	6,618,593	0.5%
	Other Securities^	51,726,543	3.5%

	Total	62,687,304

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value	% of Net Assets
Transportation (0.6%)
	Other Securities^	$8,566,485	0.6%

	Total	8,566,485

U.S. Government and Agencies (5.2%)
	U.S. Treasury Bonds
8,400,000	2.250%, 11/15/2027	7,981,969	0.6%
4,500,000	2.750%, 2/15/2028	4,459,746	0.3%
7,750,000	2.875%, 5/15/2028	7,762,110	0.5%
7,050,000	3.000%, 2/15/2047	7,068,451	0.5%
30,850,000	2.750%, 11/15/2047	29,405,111	2.0%
12,000,000	3.125%, 5/15/2048	12,322,031	0.8%
	U.S. Treasury Notes
7,130,000	2.125%, 12/31/2022	6,949,243	0.5%

	Total	75,948,661

Utilities (6.1%)
	AEP Transmission Company, LLC
4,480,000	3.100%, 12/1/2026	4,284,811	0.3%
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,138,458	0.4%
	Southern Company
7,630,000	3.250%, 7/1/2026	7,159,583	0.5%
	Other Securities^	73,274,592	4.9%

	Total	89,857,444

	Total Long-Term Fixed Income (cost $1,369,086,944)	1,345,245,740

Shares	Registered Investment Companies (0.9%)
Fixed Income Funds/Exchange Traded Funds (0.9%)
117,500	iShares J.P. Morgan USD Emerging Markets Bond ETF	12,545,475	0.9%
	Total	12,545,475

	Total Registered Investment Companies (cost $12,769,865)	12,545,475

	Preferred Stock (0.3%)
Financials (0.3%)
88,200	Morgan Stanley, 7.125%[b,c]	2,489,004	0.2%
	Other Securities^	2,340,000	0.1%

	Total	4,829,004

	Total Preferred Stock (cost $4,452,690)	4,829,004

	Common Stock (<0.1%)
Financials (<0.1%)
	Other Securities^	0	<0.1%

	Total	0

	Total Common Stock (cost $—)	0

	Collateral Held for Securities Loaned (0.7%)
10,991,404	Thrivent Cash Management Trust	10,991,404	0.7%

	Total Collateral Held for Securities Loaned (cost $10,991,404)	10,991,404

Shares or Principal Amount	Short-Term Investments (9.5%)
	Thrivent Core Short-Term Reserve Fund
13,989,289	2.290%	139,892,894	9.5%
	Other Securities^	797,781	<0.1%

	Total Short-Term Investments (cost $140,690,608)	140,690,675

	Total Investments (cost $1,568,979,682) 104.8%	$1,544,963,103

	Other Assets and Liabilities, Net (4.8%)	(71,044,468)

	Total Net Assets 100.0%	$1,473,918,635

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $215,394,852 or 14.6% of total net assets.

b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes investments purchased on a when-issued or delayed delivery basis.

Income Portfolio held restricted securities as of June 29, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of June 29, 2018, the value of these investments was $28,305,692 or 1.9% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$10,651,940

Total lending	$10,651,940
Gross amount payable upon return of collateral for securities loaned	$10,991,404

Net amounts due to counterparty	$339,464

Definitions:

ETF	-	Exchange Traded Fund

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$12,459,144
Gross unrealized depreciation	(39,123,309)

Net unrealized appreciation (depreciation)	$(26,664,165)
Cost for federal income tax purposes	$1,469,878,681

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,441,558	—	1,441,558	—
Capital Goods	2,863,333	—	2,863,333	—
Communications Services	9,409,786	—	9,409,786	—
Consumer Cyclical	4,785,259	—	4,785,259	—
Consumer Non-Cyclical	6,370,511	—	6,370,511	—
Energy	448,313	—	448,313	—
Financials	1,675,676	—	1,675,676	—
Technology	2,952,678	—	2,604,131	348,547
Transportation	713,691	—	713,691	—
Long-Term Fixed Income
Asset-Backed Securities	29,421,315	—	23,621,315	5,800,000
Basic Materials	66,586,486	—	66,586,486	—
Capital Goods	37,899,865	—	37,899,865	—
Collateralized Mortgage Obligations	4,590,053	—	4,590,053	—
Communications Services	117,049,401	—	117,049,401	—
Consumer Cyclical	67,808,389	—	67,808,389	—
Consumer Non-Cyclical	137,288,125	—	137,288,125	—
Energy	151,314,893	—	151,314,893	—
Financials^	395,504,106	—	395,504,106	—
Foreign Government	32,808,798	—	32,808,798	—
Mortgage-Backed Securities	67,914,415	—	67,914,415	—
Technology	62,687,304	—	62,687,304	—
Transportation	8,566,485	—	8,566,485	—
U.S. Government and Agencies	75,948,661	—	75,948,661	—
Utilities	89,857,444	—	89,857,444	—
Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	12,545,475	12,545,475	—	—
Preferred Stock
Financials	4,829,004	2,489,004	2,340,000	—
Common Stock
Financials^	0	—	—	0
Short-Term Investments	797,781	—	797,781	—

Subtotal Investments in Securities	$1,394,078,805	$15,034,479	$1,372,895,779	$6,148,547

Other Investments *	Total
Short-Term Investments	139,892,894
Collateral Held for Securities Loaned	10,991,404

Subtotal Other Investments	$150,884,298

Total Investments at Value	$1,544,963,103

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	935,986	935,986	—	—

Total Asset Derivatives	$935,986	$935,986	$—	$—

Liability Derivatives
Futures Contracts	1,141,319	1,141,319	—	—

Total Liability Derivatives	$1,141,319	$1,141,319	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Income Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $797,781 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	206	September 2018	$28,934,014	$935,986

Total Futures Long Contracts			$28,934,014	$935,986

CBOT 10-Yr. U.S. Treasury Note	(682)	September 2018	($81,107,866)	($860,009)
CBOT 5-Yr. U.S. Treasury Note	(437)	September 2018	(49,369,402)	(281,310)

Total Futures Short Contracts			($130,477,268)	($1,141,319)

Total Futures Contracts			($101,543,254)	($205,333)

Reference Description:

CBOT	-	Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$935,986
Total Interest Rate Contracts		935,986

Total Asset Derivatives		$935,986

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,141,319
Total Interest Rate Contracts		1,141,319

Total Liability Derivatives		$1,141,319

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,294,177
Total Interest Rate Contracts		3,294,177

Total		$3,294,177

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,091,227)
Total Interest Rate Contracts		(1,091,227)

Total		($1,091,227)

The following table presents Income Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$29,859,807
Futures - Short	(142,748,899)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$79,440	$255,059	$194,606	13,989	$139,893	9.5%

Total Affiliated Short-Term Investments	79,440				139,893	9.5

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	3,438	74,053	66,500	10,991	10,991	0.7

Total Collateral Held for Securities Loaned	3,438				10,991	0.7

Total Value	$82,878				$150,884

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$979

Total Income from Affiliated Investments				$979

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	77

Total Affiliated Income from Securities Loaned, Net				$77

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.6%)	Value
Consumer Discretionary (21.9%)
98,610	Amazon.com, Inc.[a]	$167,617,278
15,165	Booking Holdings, Inc.[a]	30,740,820
323,730	Carnival Corporation	18,552,966
262,163	Las Vegas Sands Corporation	20,018,767
125,097	Netflix, Inc.[a]	48,966,719

	Total	285,896,550

Energy (3.2%)
187,176	Anadarko Petroleum Corporation	13,710,642
321,212	Halliburton Company	14,473,813
73,151	Pioneer Natural Resources Company	13,843,095

	Total	42,027,550

Financials (8.3%)
968,567	Bank of America Corporation	27,303,904
404,870	Citigroup, Inc.	27,093,900
57,714	E*TRADE Financial Corporation[a]	3,529,788
121,061	Goldman Sachs Group, Inc.	26,702,425
92,558	Interactive Brokers Group, Inc.	5,961,661
915,902	KeyCorp	17,896,725

	Total	108,488,403

Health Care (9.7%)
37,235	Biogen, Inc.[a]	10,807,087
136,695	Celgene Corporation[a]	10,856,317
97,943	Danaher Corporation	9,665,015
71,730	Edwards Lifesciences Corporation[a]	10,441,736
40,141	Illumina, Inc.[a]	11,210,980
22,767	Intuitive Surgical, Inc.[a]	10,893,554
48,358	Thermo Fisher Scientific, Inc.	10,016,876
116,121	UnitedHealth Group, Inc.	28,489,126
64,843	Vertex Pharmaceuticals, Inc.[a]	11,020,716
145,141	Zoetis, Inc.	12,364,562

	Total	125,765,969

Industrials (7.5%)
157,705	Caterpillar, Inc.	21,395,837
290,228	CSX Corporation	18,510,742
149,918	Honeywell International, Inc.	21,595,688
103,290	Norfolk Southern Corporation	15,583,362
416,053	Southwest Airlines Company	21,168,777

	Total	98,254,406

Information Technology (49.0%)
70,846	Alphabet, Inc., Class Aa	79,998,595
14,134	Alphabet, Inc., Class Ca	15,768,597
301,594	Apple, Inc.	55,828,065
212,656	Autodesk, Inc.[a]	27,877,075
598,602	Cisco Systems, Inc.	25,757,844
365,926	Facebook, Inc.[a]	71,106,740
313,041	MasterCard, Inc.	61,518,817
654,523	Microsoft Corporation	64,542,513
118,040	NVIDIA Corporation	27,963,676
630,968	PayPal Holdings, Inc.[a]	52,540,705
138,792	Red Hat, Inc.[a]	18,649,481
410,320	Salesforce.com, Inc.[a]	55,967,648
494,770	Visa, Inc.	65,532,287
239,371	Xilinx, Inc.	15,621,352

	Total	638,673,395

	Total Common Stock (cost $821,175,914)	1,299,106,273

Shares or Principal Amount	Short-Term Investments (0.4%)
	Federal Home Loan Bank Discount Notes
250,000	1.825%, 7/20/2018[b,c]	249,766
	Thrivent Core Short-Term Reserve Fund
542,972	2.290%	5,429,721

	Total Short-Term Investments (cost $5,679,468)	5,679,487

	Total Investments (cost $826,855,382) 100.0%	$1,304,785,760

	Other Assets and Liabilities, Net (<0.1%)	(366,015)

	Total Net Assets 100.0%	$1,304,419,745

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$498,564,947
Gross unrealized depreciation	(22,622,736)

Net unrealized appreciation (depreciation)	$475,942,211
Cost for federal income tax purposes	$828,843,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	285,896,550	285,896,550
Energy	42,027,550	42,027,550	—	—
Financials	108,488,403	108,488,403	—	—
Health Care	125,765,969	125,765,969	—	—
Industrials	98,254,406	98,254,406	—	—
Information Technology	638,673,395	638,673,395	—	—
Short-Term Investments	249,766	—	249,766	—

Subtotal Investments in Securities	$1,299,356,039	$1,299,106,273	$249,766	$—

Other Investments *	Total
Short-Term Investments	5,429,721

Subtotal Other Investments	$5,429,721

Total Investments at Value	$1,304,785,760

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	191,027
Total Equity Contracts		191,027

Total		$191,027

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$6,379,232

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$31,705	$97,309	$123,584	543	$5,430	0.4%

Total Affiliated Short-Term Investments	31,705				5,430	0.4

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	66,465	6,608	73,073	—	—	—

Total Collateral Held for Securities Loaned	66,465				—	—

Total Value	$98,170				$5,430

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$203

Total Income from Affiliated Investments				$203

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	1

Total Affiliated Income from Securities Loaned, Net				$1

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (97.9%)	Value	% of Net Assets
Consumer Discretionary (12.8%)
16,911	Amazon.com, Inc.[a]	$28,745,318	2.9%
192,826	Comcast Corporation	6,326,621	0.6%
48,437	Home Depot, Inc.	9,450,059	1.0%
32,969	McDonald’s Corporation	5,165,913	0.5%
18,253	Netflix, Inc.[a]	7,144,772	0.7%
62,428	Walt Disney Company	6,543,079	0.7%
	Other Securities^	63,378,862	6.4%

	Total	126,754,624

Consumer Staples (7.0%)
79,472	Altria Group, Inc.	4,513,215	0.5%
160,810	Coca-Cola Company	7,053,127	0.7%
59,535	PepsiCo, Inc.	6,481,575	0.7%
65,272	Philip Morris International, Inc.	5,270,061	0.5%
105,588	Procter & Gamble Company	8,242,199	0.8%
60,747	Wal-Mart Stores, Inc.	5,202,981	0.5%
	Other Securities^	32,389,240	3.3%

	Total	69,152,398

Energy (6.2%)
80,241	Chevron Corporation	10,144,870	1.0%
177,778	Exxon Mobil Corporation	14,707,574	1.5%
	Other Securities^	36,427,052	3.7%

	Total	61,279,496

Financials (13. 6%)
395,947	Bank of America Corporation	11,161,746	1.1%
80,819	Berkshire Hathaway, Inc.[a]	15,084,866	1.5%
107,071	Citigroup, Inc.	7,165,191	0.7%
142,966	J.P. Morgan Chase & Company	14,897,057	1.5%
184,150	Wells Fargo & Company	10,209,276	1.0%
	Other Securities^	75,324,797	7.8%

	Total	133,842,933

Health Care (13.4%)
73,616	Abbott Laboratories	4,489,840	0.5%
63,635	AbbVie, Inc.	5,895,783	0.6%
27,965	Amgen, Inc.	5,162,059	0.5%
112,623	Johnson & Johnson	13,665,675	1.4%
56,863	Medtronic plc	4,868,041	0.5%
112,965	Merck & Company, Inc.	6,856,976	0.7%
245,623	Pfizer, Inc.	8,911,202	0.9%
40,351	UnitedHealth Group, Inc.	9,899,714	1.0%
	Other Securities^	72,727,772	7.3%

	Total	132,477,062

Industrials (9.3%)
24,929	3M Company	4,904,033	0.5%
22,995	Boeing Company	7,715,052	0.8%
364,696	General Electric Company	4,963,513	0.5%
31,363	Honeywell International, Inc.	4,517,840	0.5%
32,566	Union Pacific Corporation	4,613,951	0.5%
	Other Securities^	65,379,791	6.5%

	Total	92,094,180

Information Technology (25.5%)
27,003	Accenture plc	4,417,421	0.4%
20,679	Adobe Systems, Inc.[a]	5,041,747	0.5%
12,541	Alphabet, Inc., Class Aa	14,161,172	1.4%
12,748	Alphabet, Inc., Class Ca	14,222,306	1.4%
206,386	Apple, Inc.	38,204,112	3.9%
197,473	Cisco Systems, Inc.	8,497,263	0.9%
100,717	Facebook, Inc.[a]	19,571,327	2.0%
195,673	Intel Corporation	9,726,905	1.0%
35,847	International Business Machines Corporation	5,007,826	0.5%
38,499	MasterCard, Inc.	7,565,823	0.8%
322,616	Microsoft Corporation	31,813,164	3.2%
25,488	NVIDIA Corporation	6,038,107	0.6%
125,133	Oracle Corporation	5,513,360	0.6%
41,105	Texas Instruments, Inc.	4,531,826	0.5%
75,001	Visa, Inc.	9,933,882	1.0%
	Other Securities^	67,687,002	6.8%

	Total	251,933,243

Materials (2.4%)
97,449	DowDuPont, Inc.	6,423,838	0.7%
	Other Securities^	17,352,428	1.7%

	Total	23,776,266

Real Estate (2.8%)
	Other Securities^	27,616,508	2.8%

	Total	27,616,508

Telecommunications Services (2.0%)
304,552	AT&T, Inc.	9,779,165	1.0%
173,498	Verizon Communications, Inc.	8,728,684	0.9%
	Other Securities^	768,415	0.1%

	Total	19,276,264

Utilities (2.9%)
	Other Securities^	28,514,649	2.9%

	Total	28,514,649

	Total Common Stock (cost $576,916,531)	966,717,623

	Collateral Held for Securities Loaned (0.1%)
1,073,335	Thrivent Cash Management Trust	1,073,335	0.1%

	Total Collateral Held for Securities Loaned (cost $1,073,335)	1,073,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (2.0%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
1,852,625	2.290%	$18,526,246	1.9%
	Other Securities^	848,540	0.1%

	Total Short-Term Investments (cost $19,374,727)	19,374,786

	Total Investments (cost $597,364,593) 100.0%	$987,165,744

	Other Assets and Liabilities, Net <0.1%	111,223

	Total Net Assets 100.0%	$987,276,967

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$1,034,853

Total lending	$1,034,853
Gross amount payable upon return of collateral for securities loaned	$1,073,335

Net amounts due to counterparty	$38,482

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$390,002,079
Gross unrealized depreciation	(15,664,662)

Net unrealized appreciation (depreciation)	$374,337,417
Cost for federal income tax purposes	$632,287,767

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	126,754,624	126,754,624	—	—
Consumer Staples	69,152,398	69,152,398	—	—
Energy	61,279,496	61,279,496	—	—
Financials	133,842,933	133,842,933	—	—
Health Care	132,477,062	132,477,062	—	—
Industrials	92,094,180	92,094,180	—	—
Information Technology	251,933,243	251,933,243	—	—
Materials	23,776,266	23,776,266	—	—
Real Estate	27,616,508	27,616,508	—	—
Telecommunications Services	19,276,264	19,276,264	—	—
Utilities	28,514,649	28,514,649	—	—
Short-Term Investments	848,540	—	848,540	—

Subtotal Investments in Securities	$967,566,163	$966,717,623	$848,540	$—

Other Investments *	Total
Short-Term Investments	18,526,246
Collateral Held for Securities Loaned	1,073,335

Subtotal Other Investments	$19,599,581

Total Investments at Value	$987,165,744

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	417,716	417,716	—	—

Total Liability Derivatives	$417,716	$417,716	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Large Cap Index Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $848,540 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME E-mini S&P 500 Index	143	September 2018	$19,877,156	($417,716)

Total Futures Long Contracts			$19,877,156	($417,716)

Total Futures Contracts			$19,877,156	($417,716)

Reference Description:

CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$417,716
Total Equity Contracts		417,716

Total Liability Derivatives		$417,716

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	742,156
Total Equity Contracts		742,156

Total		$742,156

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(504,340)
Total Equity Contracts		(504,340)

Total		($504,340)

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$15,900,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$15,428	$43,544	$40,446	1,853	$18,526	1.9%

Total Affiliated Short-Term Investments	15,428				18,526	1.9

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	15,094	8,338	22,359	1,073	1,073	0.1

Total Collateral Held for Securities Loaned	15,094				1,073	0.1

Total Value	$30,522				$19,599

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$148

Total Income from Affiliated Investments				$148

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	4

Total Affiliated Income from Securities Loaned, Net				$4

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (89.9%)	Value	% of Net Assets
Consumer Discretionary (14.6%)
30,728	Amazon.com, Inc.[a]	$52,231,454	4.7%
4,274	Booking Holdings, Inc.[a]	8,663,783	0.8%
232,787	Comcast Corporation	7,637,741	0.7%
207,200	Honda Motor Company, Ltd.	6,075,308	0.6%
96,744	Lowe’s Companies, Inc.	9,245,824	0.8%
37,621	Netflix, Inc.[a]	14,725,988	1.3%
687,600	Nissan Motor Company, Ltd.	6,690,482	0.6%
	Other Securities^	55,730,947	5.1%

	Total	161,001,527

Consumer Staples (3.7%)
252,600	Japan Tobacco, Inc.	7,059,265	0.6%
169,136	Unilever plc	9,343,140	0.8%
	Other Securities^	24,874,637	2.3%

	Total	41,277,042

Energy (6.0%)
104,790	Anadarko Petroleum Corporation	7,675,868	0.7%
92,296	Chevron Corporation	11,668,983	1.0%
259,337	Halliburton Company	11,685,725	1.1%
236,841	Royal Dutch Shell plc, Class B	8,481,978	0.8%
	Other Securities^	26,992,961	2.4%

	Total	66,505,515

Financials (13.9%)
585,465	Bank of America Corporation	16,504,258	1.5%
251,498	Citigroup, Inc.	16,830,246	1.5%
64,836	Goldman Sachs Group, Inc.	14,300,876	1.3%
924,993	HSBC Holdings plc	8,643,451	0.8%
	Other Securities^	96,845,103	8.8%

	Total	153,123,934

Health Care (8.8%)
25,476	Biogen, Inc.[a]	7,394,154	0.7%
57,015	Johnson & Johnson	6,918,200	0.6%
180,062	Merck & Company, Inc.	10,929,763	1.0%
94,556	Novartis AG	7,162,706	0.7%
213,251	Novo Nordisk AS	9,850,184	0.9%
220,391	Pfizer, Inc.	7,995,786	0.7%
33,015	Roche Holding AG	7,324,648	0.7%
54,492	UnitedHealth Group, Inc.	13,369,067	1.2%
	Other Securities^	26,698,831	2.3%

	Total	97,643,339

Industrials (11.1%)
133,866	Atlas Copco AB	3,487,452	0.3%
203,189	Atlas Copco AB, Class A	5,884,466	0.5%
37,148	Boeing Company	12,463,525	1.1%
146,713	CSX Corporation	9,357,355	0.9%
146,516	Delta Air Lines, Inc.	7,258,403	0.7%
133,866	Epiroc ABa	1,225,557	0.1%
203,189	Epiroc AB, Class Aa	2,132,217	0.2%
75,670	Honeywell International, Inc.	10,900,264	1.0%
79,596	Norfolk Southern Corporation	12,008,649	1.1%
	Other Securities^	57,824,405	5.2%

	Total	122,542,293

Information Technology (21.1%)
20,474	Alphabet, Inc., Class Aa	23,119,037	2.1%
14,216	Alphabet, Inc., Class Ca	15,860,080	1.4%
145,133	Apple, Inc.	26,865,570	2.4%
46,214	Capgemini SA	6,193,140	0.6%
440,347	Cisco Systems, Inc.	18,948,131	1.7%
92,045	Facebook, Inc.[a]	17,886,184	1.6%
39,505	MasterCard, Inc.	7,763,523	0.7%
270,868	Microsoft Corporation	26,710,294	2.4%
110,516	PayPal Holdings, Inc.[a]	9,202,667	0.8%
57,258	Red Hat, Inc.[a]	7,693,758	0.7%
95,187	Salesforce.com, Inc.[a]	12,983,507	1.2%
110,440	Visa, Inc.	14,627,778	1.3%
	Other Securities^	45,784,695	4.2%

	Total	233,638,364

Materials (5.8%)
111,432	BASF SE	10,638,265	1.0%
69,745	Eastman Chemical Company	6,971,710	0.6%
177,755	UPM-Kymmene Oyj	6,328,992	0.6%
108,251	WestRock Company	6,172,472	0.6%
	Other Securities^	34,338,559	3.0%

	Total	64,449,998

Real Estate (0.5%)
	Other Securities^	5,061,052	0.5%

	Total	5,061,052

Telecommunications Services (2.1%)
367,100	NTT DOCOMO, Inc.	9,354,577	0.8%
127,951	Verizon Communications, Inc.	6,437,215	0.6%
	Other Securities^	7,697,133	0.7%

	Total	23,488,925

Utilities (2.3%)
237,932	PG&E Corporation	10,126,386	0.9%
	Other Securities^	14,999,204	1.4%

	Total	25,125,590

	Total Common Stock (cost $777,234,784)	993,857,579

	Collateral Held for Securities Loaned (0.4%)
4,351,254	Thrivent Cash Management Trust	4,351,254	0.4%

	Total Collateral Held for Securities Loaned (cost $4,351,254)	4,351,254

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (9.9%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
6,300,000	1.843%, 7/20/2018[b,c]	$6,294,109	0.6%
	Federal Home Loan Bank Discount Notes
7,100,000	1.765% - 1.910%, 7/5/2018 - 8/27/2018[b,c]	7,084,864	0.6%
	Thrivent Core Short-Term Reserve Fund
9,630,143	2.290%	96,301,428	8.7%

	Total Short-Term Investments (cost $109,679,248)	109,680,401

	Total Investments (cost $891,265,286) 100.2%	$1,107,889,234

	Other Assets and Liabilities, Net (0.2%)	(1,987,113)

	Total Net Assets 100.0%	$1,105,902,121

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$4,182,266

Total lending	$4,182,266
Gross amount payable upon return of collateral for securities loaned	$4,351,254

Net amounts due to counterparty	$168,988

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$236,173,819
Gross unrealized depreciation	(25,756,211)

Net unrealized appreciation (depreciation)	$210,417,608
Cost for federal income tax purposes	$997,954,701

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	161,001,527	113,868,909	47,132,618	—
Consumer Staples	41,277,042	10,610,753	30,666,289	—
Energy	66,505,515	47,236,961	19,268,554	—
Financials	153,123,934	102,485,494	50,638,440	—
Health Care	97,643,339	72,455,790	25,187,549	—
Industrials	122,542,293	67,057,114	55,485,179	—
Information Technology	233,638,364	200,800,966	32,837,398	—
Materials	64,449,998	20,529,924	43,920,074	—
Real Estate	5,061,052	—	5,061,052	—
Telecommunications Services	23,488,925	6,437,215	17,051,710	—
Utilities	25,125,590	13,794,781	11,330,809	—
Short-Term Investments	13,378,973	—	13,378,973	—

Subtotal Investments in Securities	$1,007,236,552	$655,277,907	$351,958,645	$—

Other Investments *	Total
Short-Term Investments	96,301,428
Collateral Held for Securities Loaned	4,351,254

Subtotal Other Investments	$100,652,682

Total Investments at Value	$1,107,889,234

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,283,173	1,283,173	—	—

Total Asset Derivatives	$1,283,173	$1,283,173	$—	$—

Liability Derivatives
Futures Contracts	7,075,620	7,075,620	—	—

Total Liability Derivatives	$7,075,620	$7,075,620	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $12,879,623 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
ICE mini MSCI EAFE Index	1,008	September 2018	$101,790,113	($3,237,953)
ICE US mini MSCI Emerging Markets Index	1,247	September 2018	70,134,422	(3,837,667)

Total Futures Long Contracts			$171,924,535	($7,075,620)

CME E-mini S&P 500 Index	(473)	September 2018	($65,649,013)	$1,283,173

Total Futures Short Contracts			($65,649,013)	$1,283,173

Total Futures Contracts			$106,275,522	($5,792,447)

Reference Description:

CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,283,173
Total Equity Contracts		1,283,173

Total Asset Derivatives		$1,283,173

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,075,620
Total Equity Contracts		7,075,620

Total Liability Derivatives		$7,075,620

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,437,327)
Total Equity Contracts		(4,437,327)

Total		($4,437,327)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,748,664)
Total Equity Contracts		(3,748,664)

Total		($3,748,664)

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$143,090,969
Futures - Short	(18,378,126)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$54,990	$341,186	$299,875	9,630	$96,301	8.7%

Total Affiliated Short-Term Investments	54,990				96,301	8.7

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	5,612	95,096	96,357	4,351	4,351	0.4

Total Collateral Held for Securities Loaned	5,612				4,351	0.4

Total Value	$60,602				$100,652

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$1,099

Total Income from Affiliated Investments				$1,099

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	88

Total Affiliated Income from Securities Loaned, Net				$88

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (98.8%)	Value
Consumer Discretionary (7.9%)
106,990	Aptiv plc	$9,803,493
202,454	CBS Corporation	11,381,964
898,300	Comcast Corporation	29,473,223
543,348	Harley-Davidson, Inc.	22,864,084
521,730	Lowe’s Companies, Inc.	49,861,736

	Total	123,384,500

Consumer Staples (3.6%)
409,170	CVS Health Corporation	26,330,089
86,800	Kimberly-Clark Corporation	9,143,512
248,921	Wal-Mart Stores, Inc.	21,320,084

	Total	56,793,685

Energy (11.8%)
267,400	Anadarko Petroleum Corporation	19,587,050
421,025	Chevron Corporation	53,230,191
498,400	Devon Energy Corporation	21,909,664
188,119	EQT Corporation	10,380,406
457,950	Halliburton Company	20,635,227
1,398,901	Marathon Oil Corporation	29,181,075
67,150	Phillips 66	7,541,616
75,600	Pioneer Natural Resources Company	14,306,544
2,515,350	Weatherford International plc[a,b]	8,275,502

	Total	185,047,275

Financials (25.8%)
201,150	American International Group, Inc.	10,664,973
2,574,627	Bank of America Corporation	72,578,735
485,950	Blackstone Group, LP	15,633,011
206,080	Capital One Financial Corporation	18,938,752
112,730	Chubb, Ltd.	14,318,965
938,900	Citigroup, Inc.	62,831,188
230,930	Comerica, Inc.	20,996,156
1,098,430	Fifth Third Bancorp	31,524,941
141,250	Goldman Sachs Group, Inc.	31,155,512
547,250	Huntington Bancshares, Inc.	8,077,410
205,750	J.P. Morgan Chase & Company	21,439,150
503,160	MetLife, Inc.	21,937,776
104,850	Prudential Financial, Inc.	9,804,524
212,470	State Street Corporation	19,778,832
527,381	Synchrony Financial	17,603,978
312,610	U.S. Bancorp	15,636,752
177,090	Zions Bancorporation	9,330,872

	Total	402,251,527

Health Care (13.4%)
96,750	Aetna, Inc.	17,753,625
87,850	Biogen, Inc.[b]	25,497,584
236,737	Express Scripts Holding Company[b]	18,278,464
336,450	GlaxoSmithKline plc ADR	13,562,299
191,350	Johnson & Johnson	23,218,409
315,590	Medtronic plc	27,017,660
684,550	Merck & Company, Inc.	41,552,185
601,950	Pfizer, Inc.	21,838,746
84,547	UnitedHealth Group, Inc.	20,742,761

	Total	209,461,733

Industrials (10.6%)
67,800	Boeing Company	22,747,578
198,100	CSX Corporation	12,634,818
438,410	Delta Air Lines, Inc.	21,718,832
176,603	Honeywell International, Inc.	25,439,662
210,700	Ingersoll-Rand plc	18,906,111
119,500	Norfolk Southern Corporation	18,028,965
122,974	United Parcel Service, Inc.	13,063,528
268,500	United Technologies Corporation	33,570,555

	Total	166,110,049

Information Technology (15.2%)
22,400	Alphabet, Inc., Class Cb	24,990,560
93,250	Apple, Inc.	17,261,507
1,818,340	Cisco Systems, Inc.	78,243,170
538,160	Microsoft Corporation	53,067,958
924,100	Oracle Corporation	40,715,846
206,140	Texas Instruments, Inc.	22,726,935

	Total	237,005,976

Materials (4.1%)
157,950	Alcoa Corporation[b]	7,404,696
301,500	CF Industries Holdings, Inc.	13,386,600
195,721	Eastman Chemical Company	19,564,272
407,450	WestRock Company	23,232,799

	Total	63,588,367

Telecommunications Services (3.6%)
1,102,944	Verizon Communications, Inc.	55,489,113

	Total	55,489,113

Utilities (2.8%)
192,800	Edison International, Inc.	12,198,456
739,387	PG&E Corporation	31,468,311

	Total	43,666,767

	Total Common Stock (cost $1,120,090,178)	1,542,798,992

	Collateral Held for Securities Loaned (0.2%)
3,594,150	Thrivent Cash Management Trust	3,594,150

	Total Collateral Held for Securities Loaned (cost $3,594,150)	3,594,150

Shares or Principal Amount	Short-Term Investments (1.2%)
	Thrivent Core Short-Term Reserve Fund
1,774,051	2.290%	17,740,514

	Total Short-Term Investments (cost $17,740,514)	17,740,514

	Total Investments (cost $1,141,424,842) 100.2%	$1,564,133,656

	Other Assets and Liabilities, Net (0.2%)	(2,873,378)

	Total Net Assets 100.0%	$1,561,260,278

a	All or a portion of the security is on loan.
b	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Value Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$3,378,501

Total lending	$3,378,501
Gross amount payable upon return of collateral for securities loaned	$3,594,150

Net amounts due to counterparty	$215,649

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$455,898,587
Gross unrealized depreciation	(33,283,533)

Net unrealized appreciation (depreciation)	$422,615,054
Cost for federal income tax purposes	$1,141,518,602

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	123,384,500	123,384,500	—	—
Consumer Staples	56,793,685	56,793,685	—	—
Energy	185,047,275	185,047,275	—	—
Financials	402,251,527	402,251,527	—	—
Health Care	209,461,733	209,461,733	—	—
Industrials	166,110,049	166,110,049	—	—
Information Technology	237,005,976	237,005,976	—	—
Materials	63,588,367	63,588,367	—	—
Telecommunications Services	55,489,113	55,489,113	—	—
Utilities	43,666,767	43,666,767	—	—

Subtotal Investments in Securities	$1,542,798,992	$1,542,798,992	$—	$—

Other Investments *	Total
Short-Term Investments	17,740,514
Collateral Held for Securities Loaned	3,594,150

Subtotal Other Investments	$21,334,664

Total Investments at Value	$1,564,133,656

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$27,243	$36,187	$45,689	1,774	$17,741	1.2%

Total Affiliated Short-Term Investments	27,243				17,741	1.2

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	42	111,132	107,580	3,594	3,594	0.2

Total Collateral Held for Securities Loaned	42				3,594	0.2

Total Value	$27,285				$21,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$209

Total Income from Affiliated Investments				$209

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	34

Total Affiliated Income from Securities Loaned, Net				$34

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (0.7%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$145,365	<0.1%

	Total	145,365

Capital Goods (<0.1%)
	Other Securities^	141,196	<0.1%

	Total	141,196

Communications Services (0.3%)
	Other Securities^	2,505,726	0.3%

	Total	2,505,726

Consumer Cyclical (0.1%)
	Other Securities^	1,062,847	0.1%

	Total	1,062,847

Consumer Non-Cyclical (0.2%)
	Other Securities^	1,438,252	0.2%

	Total	1,438,252

Energy (<0.1%)
	Other Securities^	394,578	<0.1%

	Total	394,578

Financials (<0.1%)
	Other Securities^	112,844	<0.1%

	Total	112,844

Technology (0.1%)
	Other Securities^	804,659	0.1%

	Total	804,659

	Total Bank Loans (cost $7,477,054)	6,605,467

	Long-Term Fixed Income (95.6%)
Asset-Backed Securities (26.0%)
	Apidos CLO XVIII
$3,600,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,a	3,600,619	0.4%
	Babson CLO, Ltd.
3,760,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,a	3,760,387	0.4%
	Birchwood Park CLO, Ltd.
3,420,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,a	3,420,410	0.4%
	BlueMountain CLO, Ltd.
4,000,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,a	4,000,408	0.4%
	Cent CLO 22, Ltd.
3,750,000	3.773%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,a	3,751,987	0.4%
	Citibank Credit Card Issuance Trust
5,100,000	2.400%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017-A7, Class A7[a]	5,108,887	0.6%
	Commonbond Student Loan Trust
4,895,760	2.591%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[a,b]	4,896,701	0.5%
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025, Ser. 2014-1, Class Ab	3,558,557	0.4%
	Garrison BSL CLO, Ltd.
4,000,000	3.340%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1*,a	4,001,000	0.4%
	GM Financial Consumer Automobile Receivables Trust
4,800,000	2.080%, 1/19/2021, Ser. 2018-1, Class A2A	4,780,262	0.5%
	GoldenTree Loan Opportunities IX, Ltd.
3,500,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,a	3,500,837	0.4%
	GSAA Home Equity Trust
844,141	4.560%, 8/25/2034, Ser. 2004-10, Class M2[c]	845,102	0.1%
	Madison Park Funding XIV, Ltd.
3,700,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,a	3,700,533	0.4%
	Marlette Funding Trust
3,886,357	2.610%, 3/15/2028, Ser. 2018-1A, Class Ab	3,875,261	0.4%
	Mercedes-Benz Auto Lease Trust
3,600,000	2.200%, 4/15/2020, Ser. 2018-A, Class A2	3,591,135	0.4%
	Mill City Mortgage Loan Trust
3,700,000	3.500%, 5/25/2058, Ser. 2018-2, Class A1[a,b,d]	3,686,273	0.4%
	Navient Student Loan Trust
5,250,000	2.841%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[a,b]	5,283,027	0.6%
	NextGear Floorplan Master Owner Trust
4,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[b]	3,933,250	0.4%
	Octagon Investment Partners XX, Ltd.
3,500,000	3.485%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,a	3,500,893	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value	% of Net Assets
Asset-Backed Securities (26.0%) - continued
	OZLM VIII, Ltd.
$3,500,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,a	$3,500,361	0.4%
	Santander Retail Auto Lease Trust
3,550,000	2.220%, 1/20/2021, Ser. 2017-A, Class A3[b]	3,511,738	0.4%
	Securitized Term Auto Receivables Trust
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[b]	4,973,129	0.6%
	SLM Student Loan Trust
3,538,608	2.360%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Aa	3,488,166	0.4%
	Sound Point CLO XX, Ltd.
4,000,000	3.462%, (LIBOR 3M + 1.100%), 7/26/2031, Ser. 2018-2A, Class A*,a,d	4,000,400	0.4%
	Springleaf Funding Trust
3,650,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ab	3,631,229	0.4%
	Verizon Owner Trust
5,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ab	5,406,053	0.6%
	Voya CLO 3, Ltd.
3,760,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,a	3,755,349	0.4%
	World Financial Network Credit Card Master Trust
4,100,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	4,060,412	0.5%
	Other Securities^	124,064,082	14.0%

	Total	233,186,448

Basic Materials (0.5%)
	Other Securities^	4,916,723	0.5%

	Total	4,916,723

Capital Goods (0.8%)
	Other Securities^	6,949,484	0.8%

	Total	6,949,484

Collateralized Mortgage Obligations (5.6%)
	Angel Oak Mortgage Trust I, LLC
4,500,000	3.674%, 7/27/2048, Ser. 2018-2, Class A1[a,b]	4,499,959	0.5%
	Countrywide Alternative Loan Trust
748,318	5.500% - 5.500%, 11/25/2035 - 2/25/2036, Ser. 2005-49CB, Class A1	725,285	<0.1%
	Countrywide Home Loans, Inc.
918,832	3.492%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[a]	796,428	0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
919,160	2.250%, 6/25/2025, Ser. 2010-58, Class PT	914,485	0.1%
	Towd Point Mortgage Trust
4,136,248	2.691%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[a,b]	4,140,080	0.4%
	Other Securities^	39,934,736	4.5%

	Total	51,010,973

Commercial Mortgage-Backed Securities (4.3%)
	Cold Storage Trust
5,150,000	3.073%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,a	5,169,259	0.6%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
5,300,000	2.221%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KP04, Class AG1[a]	5,303,181	0.6%
5,224,114	2.301%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. KF41, Class Aa	5,224,112	0.6%
1,674,862	2.776%, 3/25/2023, Ser. K724, Class A1[e]	1,659,996	0.2%
	Federal National Mortgage Association - ACES
3,250,000	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[a]	3,296,002	0.4%
2,990,689	2.348%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-M13, Class FAa	2,995,788	0.3%
	Wells Fargo Commercial Mortgage Trust
5,881,647	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,877,747	0.6%
3,575,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	3,558,934	0.4%
	Other Securities^	5,391,110	0.6%

	Total	38,476,129

Communications Services (2.3%)
	Other Securities^	20,280,236	2.3%

	Total	20,280,236

Consumer Cyclical (2.4%)
	General Motors Financial Company, Inc,
3,500,000	3.644%, (LIBOR 3M + 1.310%), 6/30/2022[a]	3,556,293	0.4%
	Other Securities^	17,703,792	2.0%

	Total	21,260,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value	% of Net Assets
Consumer Non-Cyclical (5.8%)
	Other Securities^	$52,168,926	5.8%

	Total	52,168,926

Energy (3.6%)
	Other Securities^	32,488,793	3.6%

	Total	32,488,793

Financials (18.7%)
	Bank of America Corporation
1,100,000	4.000%, 1/22/2025	1,085,419	0.1%
2,200,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[a]	2,212,665	0.2%
1,500,000	3.133%, (LIBOR 3M + 0.770%), 2/5/2026[a]	1,472,962	0.2%
1,500,000	2.958%, (LIBOR 3M + 0.650%), 10/1/2021[a]	1,505,312	0.2%
1,500,000	3.359%, (LIBOR 3M + 1.000%), 4/24/2023[a]	1,515,794	0.2%
1,185,000	3.519%, (LIBOR 3M + 1.160%), 1/20/2023[a]	1,203,788	0.1%
1,100,000	6.100%, 3/17/2025[a,f]	1,143,340	0.1%
500,000	2.816%, 7/21/2023[a]	483,323	0.1%
	Citigroup, Inc.
2,000,000	3.421%, (LIBOR 3M + 1.100%), 5/17/2024[a]	2,010,001	0.2%
1,840,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[a]	1,847,779	0.2%
1,725,000	3.730%, (LIBOR 3M + 1.430%), 9/1/2023[a]	1,760,480	0.2%
1,500,000	3.320%, (LIBOR 3M + 0.960%), 4/25/2022[a]	1,513,342	0.2%
	Goldman Sachs Group, Inc.
2,160,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[a]	2,188,020	0.2%
1,915,000	3.443%, (LIBOR 3M + 1.100%), 11/15/2018[a]	1,922,151	0.2%
1,720,000	3.513%, (LIBOR 3M + 1.170%), 11/15/2021[a]	1,741,108	0.2%
1,375,000	3.919%, (LIBOR 3M + 1.600%), 11/29/2023[a]	1,420,388	0.2%
1,000,000	3.359%, (LIBOR 3M + 1.000%), 7/24/2023[a]	1,003,654	0.1%
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	3,998,120	0.4%
	Morgan Stanley
1,750,000	5.000%, 11/24/2025	1,813,536	0.2%
2,050,000	3.155%, (LIBOR 3M + 0.800%), 2/14/2020[a]	2,056,216	0.2%
2,000,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[a]	2,026,082	0.2%
1,600,000	3.759%, (LIBOR 3M + 1.400%), 10/24/2023[a]	1,636,614	0.2%
1,100,000	5.550%, 7/15/2020[a,f]	1,133,770	0.1%
1,000,000	5.450%, 7/15/2019[a,f]	1,013,130	0.1%
	Other Securities^	128,211,386	14.4%

	Total	167,918,380

Foreign Government (0.7%)
	Other Securities^	6,200,098	0.7%

	Total	6,200,098

Mortgage-Backed Securities (2.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,000,000	4.000%, 7/1/2048[g]	6,113,444	0.7%
304,307	6.500%, 9/1/2037	338,900	<0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,150,000	3.500%, 7/1/2033[g]	7,234,421	0.8%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,914,378	4.036%, (LIBOR 12M + 1.550%), 7/1/2043[a]	1,966,382	0.2%
837,002	3.285%, (LIBOR 12M + 1.517%), 1/1/2043[a]	862,049	0.1%
508,193	3.480%, (LIBOR 12M + 1.730%), 9/1/2037[a]	529,578	0.1%
234,367	2.821%, (LIBOR 12M + 1.071%), 10/1/2037[a]	233,740	<0.1%
	Other Securities^	2,762,574	0.3%

	Total	20,041,088

Technology (2.4%)
	Other Securities^	21,831,641	2.4%

	Total	21,831,641

Transportation (1.6%)
	Other Securities^	14,794,619	1.6%

	Total	14,794,619

U.S. Government and Agencies (16.8%)
	Federal National Mortgage Association
7,500,000	2.375%, 1/19/2023	7,363,328	0.8%
1,000,000	2.500%, 4/13/2021	994,634	0.1%
	U.S. Treasury Bonds
6,185,000	2.250% - 5.500%, 11/15/2027 - 5/15/2046	6,153,763	0.7%
	U.S. Treasury Bonds, TIPS
7,406,217	0.125%, 1/15/2023	7,240,247	0.8%
6,740,045	0.375%, 1/15/2027	6,547,573	0.7%
7,807,695	0.375%, 7/15/2027	7,594,646	0.8%
6,342,720	1.000%, 2/15/2046	6,529,886	0.7%
	U.S. Treasury Notes
5,000,000	1.250%, 12/15/2018	4,980,469	0.6%
12,350,000	1.500%, 10/31/2019	12,196,590	1.4%
4,600,000	1.875%, 12/15/2020	4,522,555	0.5%
39,595,000	1.125%, 8/31/2021	37,768,371	4.2%
21,610,000	2.000%, 11/30/2022	20,970,141	2.3%
4,550,000	2.125%, 7/31/2024	4,378,664	0.5%
4,300,000	1.375% - 2.625%, 5/31/2021 - 7/31/2022	4,197,576	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value	% of Net Assets
U.S. Government and Agencies (16.8%) - continued
	U.S. Treasury Notes, TIPS
$20,080,150	0.125%, 4/15/2021	$19,769,927	2.2%

	Total	151,208,370

Utilities (1.9%)
	Other Securities^	17,269,428	1.9%

	Total	17,269,428

	Total Long-Term Fixed Income (cost $870,045,698)	860,001,421

Shares	Preferred Stock (0.3%)
Financials (0.3%)
66,000	Citigroup Capital XIII, 8.729%[a]	1,788,600	0.2%
	Other Securities^	869,375	0.1%

	Total	2,657,975

	Total Preferred Stock (cost $2,634,100)	2,657,975

Shares or Principal Amount	Short-Term Investments (4.6%)
	Thrivent Core Short-Term Reserve Fund
4,035,775	2.290%	40,357,752	4.5%
	Other Securities^	1,199,438	0.1%

	Total Short-Term Investments (cost $41,557,121)	41,557,190

	Total Investments (cost $921,713,973) 101.2%	$910,822,053

	Other Assets and Liabilities, Net (1.2%)	(11,002,736)

	Total Net Assets 100.0%	$899,819,317

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $238,213,786 or 26.5% of total net assets.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e	All or a portion of the security is insured or guaranteed.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of June 29, 2018 was $80,279,102 or 8.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Apidos CLO XVIII, 7/22/2026	4/4/2017	$3,600,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	3,760,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	3,420,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	4,000,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,750,000
Cold Storage Trust, 4/15/2036	4/20/2017	5,150,000
Garrison BSL CLO, Ltd., 7/17/2028	5/18/2018	4,000,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,700,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,500,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,500,000
Sound Point CLO XX, Ltd., 7/26/2031	6/15/2018	4,000,000
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	3,760,000

Definitions:

ACES	- Alternative Credit Enhancement Securities
Ser.	- Series
TIPS	- Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	- ICE Libor USD Rate 1 Month
LIBOR 3M	- ICE Libor USD Rate 3 Month
LIBOR 12M	- ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,103,039
Gross unrealized depreciation	(15,100,868)

Net unrealized appreciation (depreciation)	$(11,997,829)

Cost for federal income tax purposes	$876,325,718

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	145,365	—	145,365	—
Capital Goods	141,196	—	141,196	—
Communications Services	2,505,726	—	2,505,726	—
Consumer Cyclical	1,062,847	—	1,062,847	—
Consumer Non-Cyclical	1,438,252	—	1,438,252	—
Energy	394,578	—	394,578	—
Financials	112,844	—	112,844	—
Technology	804,659	—	698,158	106,501
Long-Term Fixed Income
Asset-Backed Securities	233,186,448	—	210,275,851	22,910,597
Basic Materials	4,916,723	—	4,916,723	—
Capital Goods	6,949,484	—	6,949,484	—
Collateralized Mortgage Obligations	51,010,973	—	51,010,973	—
Commercial Mortgage-Backed Securities	38,476,129	—	38,476,129	—
Communications Services	20,280,236	—	20,280,236	—
Consumer Cyclical	21,260,085	—	21,260,085	—
Consumer Non-Cyclical	52,168,926	—	52,168,926	—
Energy	32,488,793	—	32,488,793	—
Financials	167,918,380	—	167,918,380	—
Foreign Government	6,200,098	—	6,200,098	—
Mortgage-Backed Securities	20,041,088	—	20,041,088	—
Technology	21,831,641	—	21,831,641	—
Transportation	14,794,619	—	14,794,619	—
U.S. Government and Agencies	151,208,370	—	151,208,370	—
Utilities	17,269,428	—	17,269,428	—
Preferred Stock
Financials	2,657,975	1,788,600	869,375	—
Short-Term Investments	1,199,438	—	1,199,438	—

Subtotal Investments in Securities	$870,464,301	$1,788,600	$845,658,603	$23,017,098

Other Investments *	Total
Short-Term Investments	40,357,752

Subtotal Other Investments	$40,357,752

Total Investments at Value	$910,822,053

*        Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	364,509	364,509	—	—

Total Asset Derivatives	$364,509	$364,509	$—	$—

Liability Derivatives
Futures Contracts	1,190,053	1,190,053	—	—

Total Liability Derivatives	$1,190,053	$1,190,053	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Limited Maturity Bond Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $1,199,438 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	323	September 2018	$68,280,159	$140,327
Ultra 10-Yr. U.S. Treasury Note	85	September 2018	10,675,741	224,182

Total Futures Long Contracts			$78,955,900	$364,509

CBOT 10-Yr. U.S. Treasury Note	(369)	September 2018	($43,883,875)	($465,313)
CBOT 5-Yr. U.S. Treasury Note	(607)	September 2018	(68,574,890)	(390,744)
CBOT U.S. Long Bond	(73)	September 2018	(10,313,294)	(271,706)
CME Ultra Long Term U.S. Treasury Bond	(12)	September 2018	(1,852,461)	(62,290)

Total Futures Short Contracts			($124,624,520)	($1,190,053)

Total Futures Contracts			($45,668,620)	($825,544)

Reference Description:

CBOT	- Chicago Board of Trade
CME	- Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$364,509
Total Interest Rate Contracts		364,509

Total Asset Derivatives		$364,509

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,190,053
Total Interest Rate Contracts		1,190,053

Total Liability Derivatives		$1,190,053

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,241,701
Total Interest Rate Contracts		3,241,701

Total		$3,241,701

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,153,631)
Total Interest Rate Contracts		(1,153,631)

Total		($1,153,631)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$145,259,489
Futures - Short	(149,622,081)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$33,860	$116,887	$110,389	4,036	$40,358	4.5%

Total Affiliated Short-Term Investments	33,860				40,358	4.5

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	1,468	7,481	8,949	—	—	—

Total Collateral Held for Securities Loaned	1,468				—	—

Total Value	$35,328				$40,358

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$374

Total Income from Affiliated Investments				$374

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	2

Total Affiliated Income from Securities Loaned, Net				$2

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (95.1%)	Value
Consumer Discretionary (7.6%)
1,100	ABC-MART, Inc.	$60,123
1,311	Aristocrat Leisure, Ltd.	29,940
5,200	Bridgestone Corporation	203,127
528	Canadian Tire Corporation, Ltd.	68,919
587	Carnival Corporation	33,641
607	Carnival plc	34,693
970	Comcast Corporation	31,826
1,187	Home Depot, Inc.	231,584
462	McDonald’s Corporation	72,391
1,500	Park24 Company, Ltd.	40,793
400	Rinnai Corporation	35,252
2,200	Sankyo Company, Ltd.	86,031
4,900	Sekisui House, Ltd.	86,604
1,600	SHIMAMURA Company, Ltd.	140,669
1,927	TJX Companies, Inc.	183,412

	Total	1,339,005

Consumer Staples (12.4%)
3,677	Altria Group, Inc.	208,817
4,388	Coca-Cola Company	192,458
1,308	Colgate-Palmolive Company	84,771
2,329	Conagra Brands, Inc.	83,215
8,495	Empire Company, Ltd.	170,527
899	Hershey Company	83,661
7,300	Japan Tobacco, Inc.	204,009
5,300	Lawson, Inc.	330,996
1,265	Mondelez International, Inc.	51,865
510	Nestle SA	39,525
1,850	NH Foods, Ltd.	74,789
2,172	PepsiCo, Inc.	236,466
1,038	Sysco Corporation	70,885
3,309	Unilever plc	182,790
2,189	Wal-Mart Stores, Inc.	187,488

	Total	2,202,262

Energy (2.1%)
2,416	Caltex Australia, Ltd.	58,143
738	Chevron Corporation	93,305
2,590	Exxon Mobil Corporation	214,271

	Total	365,719

Financials (14.1%)
86	Alleghany Corporation	49,447
2,433	Allstate Corporation	222,060
513	American Express Company	50,274
700	American Financial Group, Inc.	75,131
8,230	Annaly Capital Management, Inc.	84,687
1,309	Aon plc	179,556
1,293	Arch Capital Group, Ltd.[a]	34,213
1,225	Berkshire Hathaway, Inc.[a]	228,646
1,221	Chubb, Ltd.	155,091
3,844	CI Financial Corporation	69,093
14,213	Direct Line Insurance Group plc	64,139
2,233	Hartford Financial Services Group, Inc.	114,173
1,914	Loews Corporation	92,408
113	Markel Corporation[a]	122,532
2,371	Marsh & McLennan Companies, Inc.	194,351
37,875	Medibank Private, Ltd.	81,781
1,035	Nasdaq, Inc.	94,464
729	Pargesa Holding SA	61,703
61	Partners Group Holding AG	44,594
4,433	Progressive Corporation	262,212
286	Travelers Companies, Inc.	34,989
2,741	U.S. Bancorp	137,105
659	W.R. Berkley Corporation	47,718

	Total	2,500,367

Health Care (15.4%)
2,847	Abbott Laboratories	173,639
16,200	Astellas Pharmaceutical, Inc.	246,541
1,010	CIGNA Corporation	171,649
2,584	Danaher Corporation	254,989
2,260	Eli Lilly and Company	192,846
1,767	Johnson & Johnson	214,408
248	Laboratory Corporation of America Holdings[a]	44,523
1,983	Medtronic plc	169,765
4,300	Mitsubishi Tanabe Pharma Corporation	74,240
5,366	Novo Nordisk AS	247,859
6,670	Pfizer, Inc.	241,988
1,135	Roche Holding AG	251,809
326	Sonova Holding AG	58,316
1,084	Stryker Corporation	183,044
2,400	Takeda Pharmaceutical Company, Ltd.	100,963
411	UnitedHealth Group, Inc.	100,835

	Total	2,727,414

Industrials (10.3%)
600	Expeditors International of Washington, Inc.	43,860
398	General Dynamics Corporation	74,191
1,061	Honeywell International, Inc.	152,837
2,000	Kurita Water Industries, Ltd.	56,965
696	Lockheed Martin Corporation	205,619
559	Northrop Grumman Corporation	172,004
1,154	Raytheon Company	222,930
573	Republic Services, Inc.	39,170
11,194	Royal Mail plc	74,473
186	Schindler Holding AG	39,072
354	Schindler Holding AG, Participation Certificate	76,005
39	SGS SA	103,631
7,700	Singapore Airlines, Ltd.	60,302
18,400	Singapore Airport Terminal Services, Ltd.	67,398
6,300	Sumitomo Electric Industries, Ltd.	93,698
1,780	Waste Connections, Inc.	133,998
2,565	Waste Management, Inc.	208,637

	Total	1,824,790

Information Technology (14.6%)
255	Accenture plc	41,715
1,649	Amphenol Corporation	143,710
2,062	Automatic Data Processing, Inc.	276,597
868	Broadridge Financial Solutions, Inc.	99,907
1,160	CA, Inc.	41,354
7,400	Canon, Inc.	242,657
2,166	CGI Group, Inc.[a]	137,260
5,587	Cisco Systems, Inc.	240,409
2,348	Fidelity National Information Services, Inc.	248,958
1,676	Fiserv, Inc.[a]	124,175
311	International Business Machines Corporation	43,447
1,463	MasterCard, Inc.	287,509
1,747	Microsoft Corporation	172,272
5,312	Oracle Corporation	234,047

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (95.1%)	Value
Information Technology (14.6%) - continued
7,805	RELX plc	$166,675
931	Synopsys, Inc.[a]	79,666

	Total	2,580,358

Materials (2.3%)
73	EMS-CHEMIE Holding AG	46,706
72	Givaudan SA	163,067
2,300	Kuraray Company, Ltd.	31,633
4,556	Newmont Mining Corporation	171,806

	Total	413,212

Real Estate (2.9%)
4,000	CK Asset Holdings, Ltd.	31,665
300	Daito Trust Construction Company, Ltd.	48,802
1,858	Duke Realty Corporation	53,938
19,000	Hang Lung Properties, Ltd.	39,028
11,000	Hysan Development Company, Ltd.	61,396
17,500	Kerry Properties, Ltd.	83,631
1,975	Klepierre SA	74,207
4,500	Link REIT	41,037
840	Swiss Prime Site AG	77,179

	Total	510,883

Telecommunications Services (6.8%)
1,234	BCE, Inc.	49,974
102,000	HKT Trust and HKT, Ltd.	130,113
9,600	KDDI Corporation	262,511
2,200	Nippon Telegraph & Telephone Corporation	99,941
10,000	NTT DOCOMO, Inc.	254,824
452,000	PCCW, Ltd.	254,333
205	Swisscom AG	91,498
1,438	TELUS Corporation	51,082

	Total	1,194,276

Utilities (6.6%)
2,043	American Electric Power Company, Inc.	141,478
6,500	Chugoku Electric Power Company, Inc.	83,968
26,000	CLP Holdings, Ltd.	280,056
994	CMS Energy Corporation	46,996
758	Edison International, Inc.	47,959
260	NextEra Energy, Inc.	43,428
4,200	Osaka Gas Company, Ltd.	86,965
503	Southern Company	23,294
2,400	Toho Gas Company, Ltd.	83,141
3,500	Tokyo Gas Company, Ltd.	92,933
1,562	WEC Energy Group, Inc.	100,983
2,870	Xcel Energy, Inc.	131,101

	Total	1,162,302

	Total Common Stock (cost $16,593,665)	16,820,588

Shares or Principal Amount	Short-Term Investments (4.7%)
	Federal Home Loan Bank Discount Notes
200,000	1.800%, 7/18/2018[b,c]	199,834
	Thrivent Core Short-Term Reserve Fund
63,064	2.290%	$630,641

	Total Short-Term Investments (cost $830,461)	830,475

	Total Investments (cost $17,424,126) 99.8%	$17,651,063

	Other Assets and Liabilities, Net 0.2%	33,071

	Total Net Assets 100.0%	$17,684,134

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$694,170
Gross unrealized depreciation	(493,864)

Net unrealized appreciation (depreciation)	$200,306
Cost for federal income tax purposes	$18,051,957

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Low Volatility Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	1,339,005	552,854	786,151	—
Consumer Staples	2,202,262	1,199,626	1,002,636	—
Energy	365,719	307,576	58,143	—
Financials	2,500,367	2,179,057	321,310	—
Health Care	2,727,414	1,747,686	979,728	—
Industrials	1,824,790	1,253,246	571,544	—
Information Technology	2,580,358	2,033,766	546,592	—
Materials	413,212	171,806	241,406	—
Real Estate	510,883	53,938	456,945	—
Telecommunications Services	1,194,276	—	1,194,276	—
Utilities	1,162,302	535,239	627,063	—
Short-Term Investments	199,834	—	199,834	—

Subtotal Investments in Securities	$17,020,422	$10,034,794	$6,985,628	$—

Other Investments *	Total
Short-Term Investments	630,641

Subtotal Other Investments	$630,641

Total Investments at Value	$17,651,063

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	8,907	8,907	—	—

Total Liability Derivatives	$8,907	$8,907	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $199,834 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
Eurex MSCI World Index	10	September 2018	$610,107	($8,907)

Total Futures Long Contracts			$610,107	($8,907)

Total Futures Contracts			$610,107	($8,907)

Reference Description:

MSCI - Morgan Stanley Capital International

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$8,907
Total Equity Contracts		8,907

Total Liability Derivatives		$8,907

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported the statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(41,771)
Total Equity Contracts		(41,771)

Total		($41,771)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(17,262)
Total Equity Contracts		(17,262)

Total		($17,262)

The following table presents Low Volatility Equity Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$749,642

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands*) for the fiscal year to date, in Low Volatility Equity Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$1,206	$7,483	$8,058	63	$631	3.6%

Total Affiliated Short-Term Investments	1,206				631	3.6

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	—	62	62	—	—	—

Total Collateral Held for Securities Loaned	—				—	—

Total Value	$1,206				$631

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$9

Total Income from Affiliated Investments				$9

Total Value	$—	$—	$—

*	Affiliated income from securities loaned, net was <$1,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (94.6%)	Value	% of Net Assets
Consumer Discretionary (12.3%)
9,634	Domino’s Pizza, Inc.	$2,718,426	0.6%
768	NVR, Inc.[a]	2,281,229	0.5%
13,380	Polaris Industries, Inc.	1,634,768	0.4%
	Other Securities^	45,618,298	10.8%

	Total	52,252,721

Consumer Staples (3.3%)
16,460	Ingredion, Inc.	1,822,122	0.4%
33,318	Lamb Weston Holdings, Inc.	2,282,616	0.5%
	Other Securities^	9,882,188	2.4%

	Total	13,986,926

Energy (5.1%)
22,199	Energen Corporation[a]	1,616,531	0.4%
91,053	WPX Energy, Inc.[a]	1,641,686	0.4%
	Other Securities^	18,150,404	4.3%

	Total	21,408,621

Financials (15.6%)
3,484	Alleghany Corporation	2,003,195	0.5%
15,805	American Financial Group, Inc.	1,696,351	0.4%
33,014	East West Bancorp, Inc.	2,152,513	0.5%
8,857	FactSet Research Systems, Inc.	1,754,572	0.4%
8,568	MarketAxess Holdings, Inc.	1,695,264	0.4%
14,701	Reinsurance Group of America, Inc.	1,962,289	0.5%
29,896	SEI Investments Company	1,869,098	0.4%
12,231	Signature Bank[a]	1,564,100	0.4%
21,900	W.R. Berkley Corporation	1,585,779	0.4%
	Other Securities^	49,957,507	11.7%

	Total	66,240,668

Health Care (8.8%)
22,516	Encompass Health Corporation	1,524,784	0.4%
19,280	STERIS plc	2,024,593	0.5%
10,377	Teleflex, Inc.	2,783,215	0.7%
10,197	Wellcare Health Plans, Inc.[a]	2,510,909	0.6%
16,764	West Pharmaceutical Services, Inc.	1,664,498	0.4%
	Other Securities^	26,770,209	6.2%

	Total	37,278,208

Industrials (13.9%)
38,188	Graco, Inc.	1,726,861	0.4%
17,480	IDEX Corporation	2,385,670	0.6%
8,457	Lennox International, Inc.	1,692,669	0.4%
15,545	Old Dominion Freight Line, Inc.	2,315,583	0.5%
8,148	Teledyne Technologies, Inc.[a]	1,621,941	0.4%
19,526	Wabtec Corporation	1,924,873	0.5%
	Other Securities^	47,444,319	11.1%

	Total	59,111,916

Information Technology (15.1%)
28,187	CDK Global, Inc.	1,833,564	0.4%
39,405	Cognex Corporation	1,757,857	0.4%
32,938	Fortinet, Inc.[a]	2,056,319	0.5%
17,611	Jack Henry & Associates, Inc.	2,295,770	0.5%
42,584	Keysight Technologies, Inc.[a]	2,513,734	0.6%
32,509	Leidos Holdings, Inc.	1,918,031	0.5%
26,290	PTC, Inc.[a]	2,466,265	0.6%
43,590	Teradyne, Inc.	1,659,471	0.4%
56,784	Trimble, Inc.[a]	1,864,787	0.4%
8,113	Tyler Technologies, Inc.[a]	1,801,897	0.4%
6,626	Ultimate Software Group, Inc.[a]	1,704,936	0.4%
9,129	WEX, Inc.[a]	1,738,892	0.4%
12,166	Zebra Technologies Corporation[a]	1,742,780	0.4%
	Other Securities^	38,527,805	9.2%

	Total	63,882,108

Materials (6.7%)
40,536	Chemours Company	1,798,177	0.4%
30,470	RPM International, Inc.	1,777,010	0.4%
53,756	Steel Dynamics, Inc.	2,470,088	0.6%
	Other Securities^	22,203,237	5.3%

	Total	28,248,512

Real Estate (9.1%)
21,138	Camden Property Trust	1,926,306	0.5%
10,365	Jones Lang LaSalle, Inc.	1,720,486	0.4%
22,520	Kilroy Realty Corporation	1,703,413	0.4%
35,054	National Retail Properties, Inc.	1,540,974	0.4%
	Other Securities^	31,599,220	7.4%

	Total	38,490,399

Telecommunications Services (0.1%)
	Other Securities^	579,988	0.1%

	Total	579,988

Utilities (4.6%)
25,306	Atmos Energy Corporation	2,281,083	0.5%
45,508	OGE Energy Corporation	1,602,337	0.4%
39,444	UGI Corporation	2,053,849	0.5%
	Other Securities^	13,671,366	3.2%

	Total	19,608,635

	Total Common Stock (cost $319,618,126)	401,088,702

	Collateral Held for Securities Loaned (1.8%)
7,395,867	Thrivent Cash Management Trust	7,395,867	1.8%

	Total Collateral Held for Securities Loaned (cost $7,395,867)	7,395,867

Shares or Principal Amount	Short-Term Investments (5.0%)
	Thrivent Core Short-Term Reserve Fund
2,027,185	2.290%	20,271,847	4.8%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (5.0%)	Value	% of Net Assets
	Other Securities^	$948,198	0.2%

	Total Short-Term Investments (cost $21,219,956)	21,220,045

	Total Investments (cost $348,233,949) 101.4%	$429,704,614

	Other Assets and Liabilities, Net (1.4%)	(5,742,561)

	Total Net Assets 100.0%	$423,962,053

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$7,194,103

Total lending	$7,194,103
Gross amount payable upon return of collateral for securities loaned	$7,395,867

Net amounts due to counterparty	$201,764

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$92,763,010
Gross unrealized depreciation	(13,424,483)

Net unrealized appreciation (depreciation)	$79,338,527
Cost for federal income tax purposes	$372,470,017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	52,252,721	52,252,721	—	—
Consumer Staples	13,986,926	13,986,926	—	—
Energy	21,408,621	21,408,621	—	—
Financials	66,240,668	66,240,668	—	—
Health Care	37,278,208	37,278,208	—	—
Industrials	59,111,916	59,111,916	—	—
Information Technology	63,882,108	63,882,108	—	—
Materials	28,248,512	28,248,512	—	—
Real Estate	38,490,399	38,490,399	—	—
Telecommunications Services	579,988	579,988	—	—
Utilities	19,608,635	19,608,635	—	—
Short-Term Investments	948,198	—	948,198	—

Subtotal Investments in Securities	$402,036,900	$401,088,702	$948,198	$—

Other Investments *	Total
Short-Term Investments	20,271,847
Collateral Held for Securities Loaned	7,395,867

Subtotal Other Investments	$27,667,714

Total Investments at Value	$429,704,614

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	505,417	505,417	—	—

Total Liability Derivatives	$505,417	$505,417	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Mid Cap Index Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $948,198 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME E-mini S&P Mid-Cap 400 Index	113	September 2018	$22,609,347	($505,417)

Total Futures Long Contracts			$22,609,347	($505,417)

Total Futures Contracts			$22,609,347	($505,417)

Reference Description:

CME	- Chicago Mercantile Exchange
S&P	- Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$505,417
Total Equity Contracts		505,417

Total Liability Derivatives		$505,417

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	819,778
Total Equity Contracts		819,778

Total		$819,778

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(530,176)
Total Equity Contracts		(530,176)

Total		($530,176)

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$10,510,546

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$6,215	$41,320	$27,263	2,027	$20,272	4.8%

Total Affiliated Short-Term Investments	6,215				20,272	4.8

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	26,704	50,547	69,855	7,396	7,396	1.8

Total Collateral Held for Securities Loaned	26,704				7,396	1.8

Total Value	$32,919				$27,668

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$102

Total Income from Affiliated Investments				$102

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	39

Total Affiliated Income from Securities Loaned, Net				$39

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (94.0%)	Value
Consumer Discretionary (11.2%)
1,277,375	American Axle & Manufacturing Holdings, Inc.[a]	$19,875,955
379,050	Criteo SA ADR[a,b]	12,451,792
706,250	DISH Network Corporation[a]	23,737,063
235,550	Dollar Tree, Inc.[a]	20,021,750
172,725	Lululemon Athletica, Inc.[a]	21,564,716
177,000	RHa,b	24,726,900
444,325	Six Flags Entertainment Corporation[b]	31,124,966
640,136	Toll Brothers, Inc.	23,678,631
148,300	Whirlpool Corporation	21,685,909

	Total	198,867,682

Consumer Staples (1.4%)
821,880	Hain Celestial Group, Inc.[a]	24,492,024

	Total	24,492,024

Energy (5.4%)
168,385	Andeavor	22,088,744
920,296	Parsley Energy, Inc.[a]	27,866,563
1,056,750	Patterson-UTI Energy, Inc.	19,021,500
1,522,185	WPX Energy, Inc.[a]	27,444,996

	Total	96,421,803

Financials (18.9%)
1,078,800	Ally Financial, Inc.	28,340,076
1,091,900	Assured Guaranty, Ltd.	39,013,587
508,450	E*TRADE Financial Corporation[a]	31,096,802
321,571	First Republic Bank	31,124,857
1,900,925	Huntington Bancshares, Inc.	28,057,653
2,387,250	KeyCorp	46,646,865
34,640	Markel Corporation[a]	37,561,884
1,119,650	Radian Group, Inc.	18,160,723
1,441,375	Zions Bancorporation	75,946,049

	Total	335,948,496

Health Care (6.3%)
235,325	Edwards Lifesciences Corporation[a]	34,256,260
959,736	Halozyme Therapeutics, Inc.[a]	16,190,746
961,750	Myriad Genetics, Inc.[a]	35,940,598
220,653	Universal Health Services, Inc.	24,589,570

	Total	110,977,174

Industrials (19.2%)
149,425	Acuity Brands, Inc.	17,313,875
431,350	AGCO Corporation	26,191,572
327,800	Brink’s Company	26,142,050
532,425	CSX Corporation	33,958,066
239,025	Huntington Ingalls Industries, Inc.	51,818,230
241,637	Oshkosh Corporation	16,991,914
252,375	SiteOne Landscape Supply, Inc.[a]	21,191,929
1,153,212	Southwest Airlines Company	58,675,427
420,850	United Continental Holdings, Inc.[a]	29,345,870
244,130	Verisk Analytics, Inc.[a]	26,278,153
276,850	WABCO Holdings, Inc.[a]	32,396,987

	Total	340,304,073

Information Technology (18.3%)
693,650	Akamai Technologies, Inc.[a]	50,795,989
236,400	Alliance Data Systems Corporation	55,128,480
725,300	Ciena Corporation[a]	19,227,703
482,150	Red Hat, Inc.[a]	64,786,496
818,700	Teradata Corporation[a]	32,870,805
648,772	Teradyne, Inc.	24,698,750
1,779,625	Twitter, Inc.[a]	77,716,224
18,450	Zuora, Inc.[a,b]	501,840

	Total	325,726,287

Materials (5.2%)
491,500	Ball Corporation	17,472,825
979,700	Owens-Illinois, Inc.[a]	16,468,757
1,283,638	Steel Dynamics, Inc.	58,983,166

	Total	92,924,748

Real Estate (6.4%)
262,500	Camden Property Trust	23,921,625
195,150	Digital Realty Trust, Inc.	21,774,837
835,800	Duke Realty Corporation	24,263,274
905,750	General Growth Properties, Inc.	18,504,473
1,208,548	Host Hotels & Resorts, Inc.	25,464,106

	Total	113,928,315

Utilities (1.7%)
567,900	Public Service Enterprise Group, Inc.	30,746,106

	Total	30,746,106

	Total Common Stock (cost $1,230,648,264)	1,670,336,708

	Collateral Held for Securities Loaned (3.1%)
55,886,360	Thrivent Cash Management Trust	55,886,360

	Total Collateral Held for Securities Loaned (cost $55,886,360)	55,886,360

Shares or Principal Amount	Short-Term Investments (6.3%)
	Thrivent Core Short-Term Reserve Fund
11,199,925	2.290%	111,999,248

	Total Short-Term Investments (cost $111,999,248)	111,999,248

	Total Investments (cost $1,398,533,872) 103.4%	$1,838,222,316

	Other Assets and Liabilities, Net (3.4%)	(60,472,141)

	Total Net Assets 100.0%	$1,777,750,175

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$53,968,995

Total lending	$53,968,995
Gross amount payable upon return of collateral for securities loaned	$55,886,360

Net amounts due to counterparty	$1,917,365

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$481,010,720
Gross unrealized depreciation	(41,672,289)

Net unrealized appreciation (depreciation)	$439,338,431
Cost for federal income tax purposes	$1,398,883,885

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	198,867,682	198,867,682	—	—
Consumer Staples	24,492,024	24,492,024	—	—
Energy	96,421,803	96,421,803	—	—
Financials	335,948,496	335,948,496	—	—
Health Care	110,977,174	110,977,174	—	—
Industrials	340,304,073	340,304,073	—	—
Information Technology	325,726,287	325,726,287	—	—
Materials	92,924,748	92,924,748	—	—
Real Estate	113,928,315	113,928,315	—	—
Utilities	30,746,106	30,746,106	—	—

Subtotal Investments in Securities	$1,670,336,708	$1,670,336,708	$—	$—

Other Investments *	Total
Short-Term Investments	111,999,248
Collateral Held for Securities Loaned	55,886,360

Subtotal Other Investments	$167,885,608

Total Investments at Value	$1,838,222,316

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$88,972	$152,783	$129,756	11,200	$111,999	6.3%

Total Affiliated Short-Term Investments	88,972				111,999	6.3

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	30,797	106,029	80,940	55,886	55,886	3.1

Total Collateral Held for Securities Loaned	30,797				55,886	3.1

Total Value	$119,769				$167,885

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$1,134

Total Income from Affiliated Investments				$1,134

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	36

Total Affiliated Income from Securities Loaned, Net				$36

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.7%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$11,980,764	0.1%

	Total	11,980,764

Capital Goods (0.2%)
	Other Securities^	17,042,319	0.2%

	Total	17,042,319

Communications Services (0.4%)
	Other Securities^	43,253,536	0.4%

	Total	43,253,536

Consumer Cyclical (0.3%)
	Other Securities^	24,449,108	0.3%

	Total	24,449,108

Consumer Non-Cyclical (0.3%)
	Other Securities^	29,812,967	0.3%

	Total	29,812,967

Energy (0.1%)
	Other Securities^	11,095,254	0.1%

	Total	11,095,254

Financials (0.2%)
	Other Securities^	15,086,797	0.2%

	Total	15,086,797

Technology (0.1%)
	Other Securities^	14,062,274	0.1%

	Total	14,062,274

Transportation (<0.1%)
	Other Securities^	4,266,560	<0.1%

	Total	4,266,560

Utilities (<0.1%)
	Other Securities^	4,098,487	<0.1%

	Total	4,098,487

	Total Bank Loans (cost $178,056,546)	175,148,066

Shares	Registered Investment Companies (36.5%)
Affiliated Equity Holdings (23.9%)
10,014,027	Thrivent Core International Equity Fund	100,540,827	1.0%
27,922,699	Thrivent Core Low Volatility Equity Fund[a]	283,694,624	2.8%
25,138,557	Thrivent Large Cap Stock Portfolio	344,003,552	3.4%
33,377,026	Thrivent Large Cap Value Portfolio	598,323,243	6.0%
18,441,059	Thrivent Mid Cap Stock Portfolio	360,675,764	3.6%
61,844,740	Thrivent Partner Worldwide Allocation Portfolio	617,334,190	6.1%
4,945,929	Thrivent Small Cap Stock Portfolio	100,327,685	1.0%

	Total	2,404,899,885

Affiliated Fixed Income Holdings (12.0%)
18,108,349	Thrivent Core Emerging Markets Debt Fund	165,872,479	1.6%
38,555,474	Thrivent High Yield Portfolio	180,902,286	1.8%
55,074,431	Thrivent Income Portfolio	539,266,796	5.4%
32,741,197	Thrivent Limited Maturity Bond Portfolio	320,303,858	3.2%

	Total	1,206,345,419

Equity Funds/Exchange Traded Funds (0.4%)
110,011	SPDR S&P 500 ETF Trust	29,843,784	0.3%
	Other Securities^	12,841,865	0.1%

	Total	42,685,649

Fixed Income Funds/Exchange Traded Funds (0.2%)
	Other Securities^	17,289,300	0.2%

	Total	17,289,300

	Total Registered Investment Companies (cost $3,269,397,657)	3,671,220,253

	Common Stock (30.7%)
Consumer Discretionary (3.9%)
64,138	Amazon.com, Inc.[a]	109,021,772	1.1%
9,479	Booking Holdings, Inc.[a]	19,214,786	0.2%
184,854	Lowe’s Companies, Inc.	17,666,497	0.2%
78,803	Netflix, Inc.[a]	30,845,858	0.3%
	Other Securities^	219,661,450	2.1%

	Total	396,410,363

Consumer Staples (0.7%)
	Other Securities^	74,048,480	0.7%

	Total	74,048,480

Energy (1.7%)
	Other Securities^	166,149,068	1.7%

	Total	166,149,068

Financials (5.6%)
1,280,847	Bank of America Corporation	36,107,077	0.4%
630,668	Citigroup, Inc.	42,204,303	0.4%
299,226	E*TRADE Financial Corporation[a]	18,300,662	0.2%
113,215	Goldman Sachs Group, Inc.	24,971,833	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (30.7%)	Value	% of Net Assets
Financials (5.6%) - continued
1,316,200	KeyCorp	$25,718,548	0.3%
	Other Securities^	417,470,473	4.0%

	Total	564,772,896

Health Care (3.3%)
135,735	Johnson & Johnson	16,470,085	0.2%
139,846	UnitedHealth Group, Inc.	34,309,818	0.3%
	Other Securities^	284,244,926	2.8%

	Total	335,024,829

Industrials (4.1%)
283,076	CSX Corporation	18,054,587	0.2%
194,873	Honeywell International, Inc.	28,071,456	0.3%
479,294	Southwest Airlines Company	24,386,479	0.3%
	Other Securities^	344,747,056	3.3%

	Total	415,259,578

Information Technology (8.4%)
47,169	Alphabet, Inc., Class Aa	53,262,763	0.5%
17,382	Alphabet, Inc., Class Ca	19,392,228	0.2%
260,911	Apple, Inc.	48,297,235	0.5%
132,018	Autodesk, Inc.[a]	17,306,240	0.2%
1,079,986	Cisco Systems, Inc.	46,471,798	0.5%
243,380	Facebook, Inc.[a]	47,293,602	0.5%
249,340	MasterCard, Inc.	49,000,297	0.5%
610,556	Microsoft Corporation	60,206,927	0.6%
74,571	NVIDIA Corporation	17,665,870	0.2%
436,988	Oracle Corporation	19,253,691	0.2%
392,506	PayPal Holdings, Inc.[a]	32,683,975	0.3%
132,902	Red Hat, Inc.[a]	17,858,042	0.2%
259,796	Salesforce.com, Inc.[a]	35,436,174	0.4%
305,094	Visa, Inc.	40,409,700	0.4%
	Other Securities^	339,372,309	3.2%

	Total	843,910,851

Materials (1.2%)
	Other Securities^	116,489,599	1.2%

	Total	116,489,599

Real Estate (1.2%)
	Other Securities^	114,738,907	1.2%

	Total	114,738,907

Telecommunications Services (0.2%)
	Other Securities^	21,013,699	0.2%

	Total	21,013,699

Utilities (0.4%)
	Other Securities^	40,277,511	0.4%

	Total	40,277,511

	Total Common Stock (cost $2,330,843,026)	3,088,095,781

Principal Amount	Long-Term Fixed Income (29.0%)
Asset-Backed Securities (1.1%)
	U.S. Small Business Administration
$526,398	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	$528,237	<0.1%
	Other Securities^	116,154,878	1.1%

	Total	116,683,115

Basic Materials (0.5%)
	Other Securities^	52,258,622	0.5%

	Total	52,258,622

Capital Goods (0.5%)
	Other Securities^	54,468,664	0.5%

	Total	54,468,664

Collateralized Mortgage Obligations (0.7%)
	Federal Home Loan Mortgage Corporation
8,430,261	3.000% - 4.000%, 7/15/2031 - 2/15/2033, Ser. 4104, Class KIb	960,192	<0.1%
	Federal National Mortgage Association
6,473,230	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	833,276	<0.1%
	Other Securities^	70,706,502	0.7%

	Total	72,499,970

Commercial Mortgage-Backed Securities (1.1%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
10,875,900	2.776% - 3.002%, 3/25/2023 - 1/25/2024, Ser. K725, Class A2	10,794,310	0.1%
3,800,000	3.650%, 2/25/2028, Ser. K075, Class A2[c]	3,859,398	<0.1%
	Federal National Mortgage Association - ACES
7,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	6,990,555	0.1%
5,800,000	3.150%, 3/25/2028, Ser. 2018-M7, Class A2[c]	5,620,982	0.1%
5,750,000	2.878%, 2/25/2027, Ser. 2017-M2, Class A2[c]	5,500,286	0.1%
3,825,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[c]	3,571,738	<0.1%
	Federal National Mortgage Association Grantor Trust
7,570,577	2.898%, 6/25/2027, Ser. 2017-T1, Class Ad	7,278,257	0.1%
	Other Securities^	61,569,097	0.6%

	Total	105,184,623

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value	% of Net Assets
Communications Services (1.2%)
	Other Securities^	$119,522,665	1.2%

	Total	119,522,665

Consumer Cyclical (0.9%)
	Amazon.com, Inc.
3,927,000	3.150% - 4.050%, 8/22/2027 - 8/22/2047	3,818,908	<0.1%
	Other Securities^	89,655,925	0.9%

	Total	93,474,833

Consumer Non-Cyclical (1.3%)
	Other Securities^	133,720,799	1.3%

	Total	133,720,799

Energy (1.3%)
	Other Securities^	126,012,024	1.3%

	Total	126,012,024

Financials (3.3%)
	Other Securities^	336,730,794	3.3%

	Total	336,730,794

Foreign Government (<0.1%)
	Other Securities^	3,028,830	<0.1%

	Total	3,028,830

Mortgage-Backed Securities (8.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
90,995,000	4.000%, 7/1/2048[e]	92,715,470	0.9%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
9,783,123	3.000% - 3.900%, 4/25/2028 - 3/15/2045, Ser. K076, Class A2	10,050,144	0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
50,870,000	3.500%, 7/1/2033[e]	51,470,632	0.5%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
45,000,000	3.000%, 7/1/2048[e]	43,579,688	0.5%
276,975,000	3.500%, 7/1/2048[e]	275,588,159	2.8%
219,800,000	4.000%, 7/1/2048[e]	224,067,219	2.2%
136,943,000	4.500%, 7/1/2048[e]	142,583,874	1.4%
3,031,722	2.205%, (LIBOR 12M + 1.540%), 7/1/2043[c]	3,113,113	<0.1%
2,577,258	4.036%, (LIBOR 12M + 1.550%), 7/1/2043[c]	2,647,270	<0.1%
2,230,859	2.035%, (LIBOR 12M + 1.530%), 8/1/2043[c]	2,298,454	<0.1%
	Other Securities^	712,455	<0.1%

	Total	848,826,478

Technology (0.8%)
	Other Securities^	78,427,420	0.8%

	Total	78,427,420

Transportation (0.2%)
	Other Securities^	15,530,905	0.2%

	Total	15,530,905

U.S. Government and Agencies (6.9%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	693,311	<0.1%
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	656,518	<0.1%
	U.S. Treasury Bonds
76,750,000	2.875%, 5/15/2028	76,869,922	0.8%
69,076,000	2.500%, 5/15/2046	62,705,358	0.6%
15,785,000	2.250% - 5.250%, 5/15/2027 - 5/15/2040	17,131,481	0.1%
	U.S. Treasury Bonds, TIPS
36,792,350	0.125%, 1/15/2023	35,967,851	0.4%
32,715,142	0.375%, 1/15/2027	31,780,911	0.3%
32,224,021	0.375%, 7/15/2027	31,344,722	0.3%
1,291,116	0.750% - 2.375%, 1/15/2025 - 2/15/2042	1,306,125	<0.1%
	U.S. Treasury Notes
92,920,000	1.500%, 10/31/2019[f]	91,765,759	0.9%
57,660,000	1.750%, 11/30/2019	57,078,896	0.6%
63,255,000	1.375%, 9/30/2020	61,611,853	0.6%
38,359,000	1.125%, 8/31/2021	36,589,392	0.4%
38,000,000	1.875%, 7/31/2022	36,778,359	0.4%
20,380,000	2.000%, 11/30/2022	19,776,561	0.2%
29,100,000	2.125%, 7/31/2024	28,004,203	0.3%
48,185,000	2.250%, 11/15/2024	46,613,341	0.5%
50,785,000	0.750% - 2.250%, 2/15/2019 - 11/30/2024	49,693,671	0.5%
	U.S. Treasury Notes, TIPS
4,544,455	0.125%, 4/15/2021	4,474,247	<0.1%

	Total	690,842,481

Utilities (0.8%)
	Other Securities^	78,777,028	0.8%

	Total	78,777,028

	Total Long-Term Fixed Income (cost $2,960,613,590)	2,925,989,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Collateral Held for Securities Loaned (0.4%)	Value	% of Net Assets
34,829,428	Thrivent Cash Management Trust	$34,829,428	0.4%

	Total Collateral Held for Securities Loaned (cost $34,829,428)	34,829,428

Shares or Principal Amount	Short-Term Investments (10.7%)
	Federal Home Loan Bank Discount Notes
22,200,000	1.700%, 7/6/2018[f,g]	22,195,382	0.2%
21,200,000	1.880%, 8/28/2018[f,g]	21,135,552	0.2%
	Thrivent Core Short-Term Reserve Fund
100,992,886	2.290%	1,009,928,861	10.1%
	Other Securities^	18,016,741	0.2%

	Total Short-Term Investments (cost $1,071,272,906)	1,071,276,536

	Total Investments (cost $9,845,013,153) 109.0%	$10,966,559,315

	Other Assets and Liabilities, Net (9.0%)	(905,875,142)

	Total Net Assets 100.0%	$10,060,684,173

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Moderate Allocation Portfolio held restricted securities as of June 29, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of June 29, 2018, the value of these investments was $83,701,530 or 0.8% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$12,936,838
Common Stock	20,723,836

Total lending	$33,660,674
Gross amount payable upon return of collateral for securities loaned	$34,829,428

Net amounts due to counterparty	$1,168,754

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index: LIBOR 12M - ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,247,759,741
Gross unrealized depreciation	(146,937,644)

Net unrealized appreciation (depreciation)	$1,100,822,097

Cost for federal income tax purposes	$9,882,049,441

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	11,980,764	—	10,475,574	1,505,190
Capital Goods	17,042,319	—	16,377,344	664,975
Communications Services	43,253,536	—	43,253,536	—
Consumer Cyclical	24,449,108	—	24,449,108	—
Consumer Non-Cyclical	29,812,967	—	29,812,967	—
Energy	11,095,254	—	10,197,042	898,212
Financials	15,086,797	—	14,674,709	412,088
Technology	14,062,274	—	12,522,859	1,539,415
Transportation	4,266,560	—	3,221,522	1,045,038
Utilities	4,098,487	—	1,790,148	2,308,339
Registered Investment Companies
Affiliated Equity Holdings	2,020,664,434	2,020,664,434	—	—
Affiliated Fixed Income Holdings	1,040,472,940	1,040,472,940	—	—
Equity Funds/Exchange Traded Funds	42,685,649	42,685,649	—	—
Fixed Income Funds/Exchange Traded Funds	17,289,300	17,289,300	—	—
Common Stock
Consumer Discretionary	396,410,363	383,308,199	13,102,164	—
Consumer Staples	74,048,480	65,538,165	8,510,315	—
Energy	166,149,068	160,804,964	5,344,104	—
Financials	564,772,896	550,646,031	14,126,865	—
Health Care	335,024,829	328,056,506	6,968,323	—
Industrials	415,259,578	399,815,831	15,443,747	—
Information Technology	843,910,851	834,806,644	9,104,207	—
Materials	116,489,599	104,323,809	12,165,781	9
Real Estate	114,738,907	113,326,255	1,412,652	—
Telecommunications Services	21,013,699	16,276,536	4,737,163	—
Utilities	40,277,511	37,138,575	3,138,936	—
Long-Term Fixed Income
Asset-Backed Securities	116,683,115	—	111,501,265	5,181,850
Basic Materials	52,258,622	—	52,258,622	—
Capital Goods	54,468,664	—	54,468,664	—
Collateralized Mortgage Obligations	72,499,970	—	72,499,970	—
Commercial Mortgage-Backed Securities	105,184,623	—	84,066,986	21,117,637
Communications Services	119,522,665	—	119,522,665	—
Consumer Cyclical	93,474,833	—	93,474,833	—
Consumer Non-Cyclical	133,720,799	—	133,720,799	—
Energy	126,012,024	—	126,012,024	—
Financials	336,730,794	—	336,730,794	—
Foreign Government	3,028,830	—	3,028,830	—
Mortgage-Backed Securities	848,826,478	—	848,826,478	—
Technology	78,427,420	—	78,427,420	—
Transportation	15,530,905	—	15,530,905	—
U.S. Government and Agencies	690,842,481	—	690,842,481	—
Utilities	78,777,028	—	78,777,028	—
Short-Term Investments	61,347,675	—	61,347,675	—

Subtotal Investments in Securities	$9,371,693,096	$6,115,153,838	$3,221,866,505	$34,672,753

Other Investments *	Total
Short-Term Investments	1,009,928,861
Affiliated Registered Investment Companies	550,107,930
Collateral Held for Securities Loaned	34,829,428

Subtotal Other Investments	$1,594,866,219

Total Investments at Value	$10,966,559,315

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	25,173,062	25,173,062	—	—
Call Options Written	5,063	—	—	5,063

Total Asset Derivatives	$25,178,125	$25,173,062	$—	$5,063

Liability Derivatives
Futures Contracts	26,487,553	26,487,553	—	—

Total Liability Derivatives	$26,487,553	$26,487,553	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $73,751,656 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	368	September 2018	$43,606,304	$622,696
CBOT 5-Yr. U.S. Treasury Note	1,075	September 2018	121,201,187	937,292
CBOT U.S. Long Bond	1,010	September 2018	142,677,271	3,772,729
CME E-mini Russell 2000 Index	138	September 2018	11,557,453	(189,703)
CME E-mini S&P 500 Index	2,932	September 2018	408,254,238	(9,267,678)
CME Ultra Long Term U.S. Treasury Bond	222	September 2018	34,301,466	1,121,409
ICE mini MSCI EAFE Index	4,023	September 2018	406,902,111	(13,573,401)
ICE US mini MSCI Emerging Markets Index	715	September 2018	40,655,011	(2,642,036)

Total Futures Long Contracts			$1,209,155,041	($19,218,692)

CBOT 2-Yr. U.S. Treasury Note	(1,238)	September 2018	($261,813,887)	($429,338)
CME E-mini NASDAQ 100 Index	(2,881)	September 2018	(414,074,685)	6,888,550
CME E-mini S&P Mid-Cap 400 Index	(2,448)	September 2018	(490,683,666)	11,830,386
Ultra 10-Yr. U.S. Treasury Note	(197)	September 2018	(24,876,776)	(385,397)

Total Futures Short Contracts			($1,191,449,014)	$17,904,201

Total Futures Contracts			$17,706,027	($1,314,491)

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The following table presents Moderate Allocation Portfolio’s options contracts held as of June 29, 2018.

Option Description (Underlying Security Description)	Counterparty	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Call Option(*)	JPM	(45)	$96.84	July 2018	29,179,350	($79,313)	$5,063
(Federal National Mortgage Association Conventional 30 Yr. Pass Through)

Total Options Written Contracts						($79,313)	$5,063

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:

JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$18,718,936
Total Equity Contracts		18,718,936
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,454,126
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	5,063
Total Interest Rate Contracts		6,459,189

Total Asset Derivatives		$25,178,125

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	25,672,818
Total Equity Contracts		25,672,818
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	814,735
Total Interest Rate Contracts		814,735

Total Liability Derivatives		$26,487,553

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(31,954,924)
Total Equity Contracts		(31,954,924)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	156,016
Futures	Net realized gains/(losses) on Futures contracts	(14,048,485)
Total Interest Rate Contracts		(13,892,469)

Total		($45,847,393)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(10,471,053)
Total Equity Contracts		(10,471,053)
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	5,063
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,663,285
Total Interest Rate Contracts		5,668,348

Total		($4,802,705)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$1,015,706,398
Futures - Short	(968,695,164)
Interest Rate Contracts
Futures - Long	324,442,834
Futures - Short	(290,261,382)
Written Options	(15,511,356)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Equity Holdings
Core International Equity	$101,342	$—	$—	10,014	$100,541	1.0%
Core Low Volatility Equity*	—	278,000	—	27,923	283,695	2.8
Large Cap Stock	336,126	24,025	—	25,139	344,004	3.4
Large Cap Value	600,310	31,160	—	33,377	598,323	6.0
Mid Cap Stock	354,525	27,877	—	18,441	360,676	3.6
Partner Worldwide Allocation	642,668	35,336	—	61,845	617,334	6.1
Small Cap Stock	99,369	8,218	3,813	4,946	100,328	1.0

Total Affiliated Equity Holdings	2,134,340				2,404,901	23.9

Affiliated Fixed Income Holdings
Core Emerging Markets Debt	157,883	19,933	—	18,108	165,872	1.6
High Yield Portfolio	181,814	5,244	—	38,555	180,902	1.8
Income	554,481	13,822	—	55,074	539,267	5.4
Limited Maturity Bond	319,257	3,762	—	32,741	320,304	3.2

Total Affiliated Fixed Income Holdings	1,213,435				1,206,345	12.0

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	932,140	1,090,684	1,012,895	100,993	1,009,929	10.1

Total Affiliated Short-Term Investments	932,140				1,009,929	10.1

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	21,084	192,780	179,035	34,829	34,829	0.4

Total Collateral Held for Securities Loaned	21,084				34,829	0.4

Total Value	$4,300,999				$4,656,004

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Equity Holdings
Core International Equity	$—	$(801)	—	$—
Core Low Volatility Equity*	—	5,695	—	—
Large Cap Stock	—	(16,147)	19,792	4,234
Large Cap Value	—	(33,147)	23,042	8,118
Mid Cap Stock	—	(21,726)	26,666	1,210
Partner Worldwide Allocation	—	(60,671)	18,168	17,169
Small Cap Stock	358	(3,805)	7,804	414
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	—	(11,943)	—	3,254
High Yield Portfolio	—	(6,155)	—	5,250
Income	—	(29,037)	4,144	9,687
Limited Maturity Bond	—	(2,715)	—	3,760
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	—	—	—	10,643

Total Income from Affiliated Investments				$63,739

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	315

Total Affiliated Income from Securities Loaned, Net				$315

Total Value	$358	$(180,452)	$99,616

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.0%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$4,439,587	0.1%

	Total	4,439,587

Capital Goods (0.1%)
	Other Securities^	5,671,189	0.1%

	Total	5,671,189

Communications Services (0.3%)
	Other Securities^	18,228,926	0.3%

	Total	18,228,926

Consumer Cyclical (0.1%)
	Other Securities^	8,523,747	0.1%

	Total	8,523,747

Consumer Non-Cyclical (0.2%)
	Other Securities^	11,631,581	0.2%

	Total	11,631,581

Energy (<0.1%)
	Other Securities^	3,011,300	<0.1%

	Total	3,011,300

Financials (0.1%)
	Other Securities^	5,747,169	0.1%

	Total	5,747,169

Technology (0.1%)
	Other Securities^	5,553,320	0.1%

	Total	5,553,320

Transportation (<0.1%)
	Other Securities^	1,583,055	<0.1%

	Total	1,583,055

Utilities (<0.1%)
	Other Securities^	1,511,235	<0.1%

	Total	1,511,235

	Total Bank Loans (cost $66,868,600)	65,901,109

Shares	Registered Investment Companies (43.0%)
Affiliated Equity Holdings (36.2%)
21,029,454	Thrivent Core International Equity Fund	211,135,719	3.4%
18,581,652	Thrivent Core Low Volatility Equity Fund[a]	188,789,587	3.0%
27,128,888	Thrivent Large Cap Stock Portfolio	371,239,847	5.9%
23,989,535	Thrivent Large Cap Value Portfolio	430,041,199	6.8%
22,324,213	Thrivent Mid Cap Stock Portfolio	436,623,665	6.9%
54,248,760	Thrivent Partner Worldwide Allocation Portfolio	541,511,118	8.6%
5,079,219	Thrivent Small Cap Stock Portfolio	103,031,459	1.6%

	Total	2,282,372,594

Affiliated Fixed Income Holdings (5.8%)
6,206,831	Thrivent Core Emerging Markets Debt Fund	56,854,574	0.9%
11,820,183	Thrivent High Yield Portfolio	55,460,297	0.9%
16,177,463	Thrivent Income Portfolio	158,403,250	2.5%
9,794,658	Thrivent Limited Maturity Bond Portfolio	95,820,164	1.5%

	Total	366,538,285

Equity Funds/Exchange Traded Funds (0.7%)
90,797	SPDR S&P 500 ETF Trust	24,631,410	0.4%
	Other Securities^	15,635,839	0.3%

	Total	40,267,249

Fixed Income Funds/Exchange Traded Funds (0.3%)
	Other Securities^	16,701,850	0.3%

	Total	16,701,850

	Total Registered Investment Companies (cost $2,339,933,571)	2,705,879,978

	Common Stock (36.1%)
Consumer Discretionary (4.9%)
51,955	Amazon.com, Inc.[a]	88,313,109	1.4%
7,716	Booking Holdings, Inc.[a]	15,641,026	0.3%
64,201	Netflix, Inc.[a]	25,130,197	0.4%
	Other Securities^	176,807,441	2.8%

	Total	305,891,773

Consumer Staples (0.9%)
	Other Securities^	53,633,305	0.9%

	Total	53,633,305

Energy (1.8%)
	Other Securities^	111,285,005	1.8%

	Total	111,285,005

Financials (6.3%)
810,179	Bank of America Corporation	22,838,946	0.4%
413,269	Citigroup, Inc.	27,655,961	0.4%
187,376	E*TRADE Financial Corporation[a]	11,459,916	0.2%
79,609	Goldman Sachs Group, Inc.	17,559,357	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (36.1%)	Value	% of Net Assets
Financials (6.3%) - continued
905,214	KeyCorp	$17,687,882	0.3%
	Other Securities^	302,889,922	4.7%

	Total	400,091,984

Health Care (4.0%)
51,366	Thermo Fisher Scientific, Inc.	10,639,953	0.2%
101,134	UnitedHealth Group, Inc.	24,812,216	0.4%
151,128	Zoetis, Inc.	12,874,594	0.2%
	Other Securities^	204,985,768	3.2%

	Total	253,312,531

Industrials (4.9%)
80,202	Caterpillar, Inc.	10,881,005	0.2%
184,840	CSX Corporation	11,789,095	0.2%
136,287	Honeywell International, Inc.	19,632,142	0.3%
127,710	Kirby Corporation[a]	10,676,556	0.2%
323,378	Southwest Airlines Company	16,453,473	0.3%
	Other Securities^	240,077,108	3.7%

	Total	309,509,379

Information Technology (10.3%)
38,103	Alphabet, Inc., Class Aa	43,025,527	0.7%
11,874	Alphabet, Inc., Class Ca	13,247,228	0.2%
198,414	Apple, Inc.	36,728,415	0.6%
107,530	Autodesk, Inc.[a]	14,096,108	0.2%
689,157	Cisco Systems, Inc.	29,654,426	0.5%
196,852	Facebook, Inc.[a]	38,252,281	0.6%
196,703	MasterCard, Inc.	38,656,074	0.6%
442,392	Microsoft Corporation	43,624,275	0.7%
60,747	NVIDIA Corporation	14,390,964	0.2%
249,530	Oracle Corporation	10,994,292	0.2%
319,851	PayPal Holdings, Inc.[a]	26,633,993	0.4%
82,842	Red Hat, Inc.[a]	11,131,480	0.2%
211,605	Salesforce.com, Inc.[a]	28,862,922	0.5%
248,604	Visa, Inc.	32,927,600	0.5%
186,144	Xilinx, Inc.	12,147,757	0.2%
	Other Securities^	255,416,298	4.0%

	Total	649,789,640

Materials (1.2%)
	Other Securities^	77,575,181	1.2%

	Total	77,575,181

Real Estate (1.2%)
	Other Securities^	76,667,323	1.2%

	Total	76,667,323

Telecommunications Services (0.2%)
	Other Securities^	11,489,194	0.2%

	Total	11,489,194

Utilities (0.4%)
	Other Securities^	25,943,222	0.4%

	Total	25,943,222

	Total Common Stock (cost $1,698,363,562)	2,275,188,537

Principal Amount	Long-Term Fixed Income (16.4%)
Asset-Backed Securities (0.6%)
	U.S. Small Business Administration
$300,047	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	301,095	<0.1%
	Other Securities^	34,065,776	0.6%

	Total	34,366,871

Basic Materials (0.3%)
	Other Securities^	17,760,210	0.3%

	Total	17,760,210

Capital Goods (0.3%)
	Other Securities^	17,591,900	0.3%

	Total	17,591,900

Collateralized Mortgage Obligations (0.3%)
	Federal National Mortgage Association
1,905,241	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	245,255	<0.1%
	Other Securities^	22,656,548	0.3%

	Total	22,901,803

Commercial Mortgage-Backed Securities (0.6%)
	Federal National Mortgage Association - ACES
2,375,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	2,290,009	<0.1%
1,850,000	3.150%, 3/25/2028, Ser. 2018-M7, Class A2[c]	1,792,899	<0.1%
1,800,000	2.878%, 2/25/2027, Ser. 2017-M2, Class A2[c]	1,721,829	<0.1%
1,200,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[c]	1,120,545	<0.1%
	Federal National Mortgage Association Grantor Trust
2,398,598	2.898%, 6/25/2027, Ser. 2017-T1, Class Ad	2,305,983	0.1%
	Other Securities^	25,911,091	0.5%

	Total	35,142,356

Communications Services (0.6%)
	Other Securities^	38,165,449	0.6%

	Total	38,165,449

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value	% of Net Assets
Consumer Cyclical (0.5%)
	Amazon.com, Inc.
$1,260,000	3.150% - 4.050%, 8/22/2027 - 8/22/2047	$1,225,317	<0.1%
	Other Securities^	30,633,702	0.5%

	Total	31,859,019

Consumer Non-Cyclical (0.7%)
	Other Securities^	43,229,498	0.7%

	Total	43,229,498

Energy (0.7%)
	Other Securities^	41,755,191	0.7%

	Total	41,755,191

Financials (1.7%)
	Other Securities^	109,645,498	1.7%

	Total	109,645,498

Foreign Government (<0.1%)
	Other Securities^	841,037	<0.1%

	Total	841,037

Mortgage-Backed Securities (4.9%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
32,925,000	4.000%, 7/1/2048[e]	33,547,523	0.5%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
18,225,000	3.500%, 7/1/2033[e]	18,440,186	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
15,000,000	3.000%, 7/1/2048[e]	14,526,563	0.2%
94,050,000	3.500%, 7/1/2048[e]	93,579,082	1.5%
86,600,000	4.000%, 7/1/2048[e]	88,281,261	1.4%
56,500,000	4.500%, 7/1/2048[e]	58,827,314	1.0%
40,000	4.500%, 8/1/2047[e]	41,573	<0.1%
656,676	4.036%, (LIBOR 12M + 1.550%), 7/1/2043[c]	674,515	<0.1%
194,637	2.205%, (LIBOR 12M + 1.540%), 7/1/2043[c]	199,862	<0.1%
142,735	2.035%, (LIBOR 12M + 1.530%), 8/1/2043[c]	147,060	<0.1%
	Other Securities^	3,637,924	<0.1%

	Total	311,902,863

Technology (0.4%)
	Other Securities^	25,546,191	0.4%

	Total	25,546,191

Transportation (0.1%)
	Other Securities^	4,696,182	0.1%

	Total	4,696,182

U.S. Government and Agencies (4.3%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	519,983	<0.1%
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	492,388	<0.1%
	U.S. Treasury Bonds
16,050,000	2.250%, 11/15/2027	15,251,262	0.3%
21,000,000	2.875%, 5/15/2028	21,032,813	0.3%
10,625,000	3.000%, 5/15/2042	10,674,390	0.2%
25,124,000	2.500%, 5/15/2046	22,806,900	0.4%
13,115,000	2.375% - 5.250%, 5/15/2027 - 5/15/2048	13,944,004	0.2%
	U.S. Treasury Bonds, TIPS
38,224,761	0.125%, 1/15/2023	37,368,162	0.6%
30,601,045	0.375%, 7/15/2027	29,766,032	0.5%
785,519	0.750% - 2.375%, 1/15/2025 - 2/15/2042	800,196	<0.1%
	U.S. Treasury Notes
23,030,000	1.125%, 8/31/2021	21,967,561	0.4%
16,000,000	1.875%, 7/31/2022	15,485,625	0.3%
13,340,000	2.125%, 11/30/2024	12,806,921	0.2%
45,500,000	2.875%, 5/31/2025	45,665,293	0.7%
24,048,000	1.375% - 2.500%, 10/31/2019 - 11/15/2024	23,399,973	0.2%
	U.S. Treasury Notes, TIPS
1,796,645	0.125%, 4/15/2021	1,768,888	<0.1%

	Total	273,750,391

Utilities (0.4%)
	Other Securities^	23,941,562	0.4%

	Total	23,941,562

	Total Long-Term Fixed Income (cost $1,043,749,365)	1,033,096,021

Shares	Collateral Held for Securities Loaned (0.4%)
26,846,237	Thrivent Cash Management Trust	26,846,237	0.4%

	Total Collateral Held for Securities Loaned (cost $26,846,237)	26,846,237

Shares or Principal Amount	Short-Term Investments (8.0%)
	Federal Home Loan Bank Discount Notes
15,100,000	1.790%, 7/13/2018[f,g]	15,091,378	0.2%
15,700,000	1.880%, 8/28/2018[f,g]	15,652,272	0.3%
	U.S. Treasury Bills
1,760,000	1.733% - 1.752%, 7/5/2018 - 7/12/2018[f]	1,759,399	<0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (8.0%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
44,997,049	2.290%	$449,970,494	7.1%
	Other Securities^	23,115,121	0.4%

	Total Short-Term Investments (cost $505,585,064)	505,588,664

	Total Investments (cost $5,681,346,399) 104.9%	$6,612,500,546

	Other Assets and Liabilities, Net (4.9%)	(310,305,942)

	Total Net Assets 100.0%	$6,302,194,604

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderately Aggressive Allocation Portfolio held restricted securities as of June 29, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of June 29, 2018, the value of these investments was $25,089,033 or 0.4% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$5,051,215
Common Stock	20,884,122

Total lending	$25,935,337
Gross amount payable upon return of collateral for securities loaned	$26,846,237

Net amounts due to counterparty	$910,900

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,002,504,755
Gross unrealized depreciation	(89,725,904)

Net unrealized appreciation (depreciation)	$912,778,851
Cost for federal income tax purposes	$5,764,873,161

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,439,587	—	3,937,857	501,730
Capital Goods	5,671,189	—	5,452,839	218,350
Communications Services	18,228,926	—	18,228,926	—
Consumer Cyclical	8,523,747	—	8,523,747	—
Consumer Non-Cyclical	11,631,581	—	11,631,581	—
Energy	3,011,300	—	2,609,338	401,962
Financials	5,747,169	—	5,569,106	178,063
Technology	5,553,320	—	5,161,205	392,115
Transportation	1,583,055	—	1,357,995	225,060
Utilities	1,511,235	—	679,014	832,221
Common Stock
Consumer Discretionary	305,891,773	298,436,677	7,455,096	—
Consumer Staples	53,633,305	48,733,880	4,899,425	—
Energy	111,285,005	108,175,463	3,109,542	—
Financials	400,091,984	391,887,004	8,204,980	—
Health Care	253,312,531	249,138,034	4,174,497	—
Industrials	309,509,379	300,606,435	8,902,944	—
Information Technology	649,789,640	644,573,878	5,215,762	—
Materials	77,575,181	70,486,013	7,089,162	6
Real Estate	76,667,323	75,850,669	816,654	—
Telecommunications Services	11,489,194	8,639,702	2,849,492	—
Utilities	25,943,222	24,116,199	1,827,023	—
Registered Investment Companies
Affiliated Equity Holdings	1,882,447,288	1,882,447,288	—	—
Affiliated Fixed Income Holdings	309,683,711	309,683,711	—	—
Equity Funds/Exchange Traded Funds	40,267,249	40,267,249	—	—
Fixed Income Funds/Exchange Traded Funds	16,701,850	16,701,850	—	—
Long-Term Fixed Income
Asset-Backed Securities	34,366,871	—	32,917,746	1,449,125
Basic Materials	17,760,210	—	17,760,210	—
Capital Goods	17,591,900	—	17,591,900	—
Collateralized Mortgage Obligations	22,901,803	—	22,901,803	—
Commercial Mortgage-Backed Securities	35,142,356	—	27,210,394	7,931,962
Communications Services	38,165,449	—	38,165,449	—
Consumer Cyclical	31,859,019	—	31,859,019	—
Consumer Non-Cyclical	43,229,498	—	43,229,498	—
Energy	41,755,191	—	41,755,191	—
Financials	109,645,498	—	109,645,498	—
Foreign Government	841,037	—	841,037	—
Mortgage-Backed Securities	311,902,863	—	311,902,863	—
Technology	25,546,191	—	25,546,191	—
Transportation	4,696,182	—	4,696,182	—
U.S. Government and Agencies	273,750,391	—	273,750,391	—
Utilities	23,941,562	—	23,941,562	—
Short-Term Investments	55,618,170	—	55,618,170	—

Subtotal Investments in Securities	$5,678,903,935	$4,469,744,052	$1,197,029,289	$12,130,594

Other Investments *	Total
Affiliated Registered Investment Companies	456,779,880
Short-Term Investments	449,970,494
Collateral Held for Securities Loaned	26,846,237

Subtotal Other Investments	$933,596,611

Total Investments at Value	$6,612,500,546

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	20,728,903	20,728,903	—	—
Call Options Written	1,688	—	—	1,688

Total Asset Derivatives	$20,730,591	$20,728,903	$—	$1,688

Liability Derivatives
Futures Contracts	27,870,003	27,870,003	—	—

Total Liability Derivatives	$27,870,003	$27,870,003	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $53,309,354 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 5-Yr. U.S. Treasury Note	236	September 2018	$26,607,888	$205,769
CBOT U.S. Long Bond	321	September 2018	45,268,748	1,276,252
CME E-mini S&P 500 Index	5,005	September 2018	696,900,678	(15,820,278)
ICE mini MSCI EAFE Index	2,557	September 2018	258,625,140	(8,627,250)
ICE US mini MSCI Emerging Markets Index	733	September 2018	41,678,493	(2,708,549)

Total Futures Long Contracts			$1,069,080,947	($25,674,056)

CBOT 10-Yr. U.S. Treasury Note	(330)	September 2018	($39,245,742)	($416,133)
CBOT 2-Yr. U.S. Treasury Note	(100)	September 2018	(21,148,133)	(34,680)
CME E-mini NASDAQ 100 Index	(2,444)	September 2018	(351,266,244)	5,843,504
CME E-mini Russell 2000 Index	(598)	September 2018	(50,118,356)	858,106
CME E-mini S&P Mid-Cap 400 Index	(2,596)	September 2018	(520,348,832)	12,545,272
CME Ultra Long Term U.S. Treasury Bond	(13)	September 2018	(2,006,832)	(67,480)
Ultra 10-Yr. U.S. Treasury Note	(100)	September 2018	(12,627,805)	(195,633)

Total Futures Short Contracts			($996,761,944)	$18,532,956

Total Futures Contracts			$72,319,003	($7,141,100)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The following table presents Moderately Aggressive Allocation Portfolio’s options contracts held as of June 29, 2018.

Option Description (Underlying Security Description)	Counterparty	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Call Option(*)	JPM	(15)	$96.84	July 2018	(14,526,563)	($26,437)	$1,688
(Federal National Mortgage Association Conventional 30 Yr. Pass Through)

Total Options Written Contracts						($26,437)	$1,688

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:

JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$19,246,882
Total Equity Contracts		19,246,882
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,482,021
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	1,688
Total Interest Rate Contracts		1,483,709

Total Asset Derivatives		$20,730,591

Liability Derivatives
Equity Contracts Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	27,156,077
Total Equity Contracts		27,156,077
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	713,926
Total Interest Rate Contracts		713,926

Total Liability Derivatives		$27,870,003

*   Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(29,601,383)
Total Equity Contracts		(29,601,383)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	43,242
Futures	Net realized gains/(losses) on Futures contracts	(1,861,337)
Total Interest Rate Contracts		(1,818,095)

Total		($ 31,419,478)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(10,469,792)
Total Equity Contracts		(10,469,792)
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	1,688
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	676,646
Total Interest Rate Contracts		678,334

Total		($ 9,791,458)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$1,085,301,267
Futures - Short	(948,060,116)
Interest Rate Contracts
Futures - Long	72,972,924
Futures - Short	(74,684,778)
Written Options	(4,597,033)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Equity Holdings
Core International Equity	$212,818	$—	$—	21,029	$211,136	3.4%
Core Low Volatility Equity*	—	185,000	—	18,582	188,790	3.0
Large Cap Stock	362,738	25,927	—	27,129	371,240	5.9
Large Cap Value	431,469	22,396	—	23,990	430,041	6.8
Mid Cap Stock	429,178	33,747	—	22,324	436,624	6.9
Partner Worldwide Allocation	563,734	30,996	—	54,249	541,511	8.6
Small Cap Stock	125,101	8,440	26,431	5,079	103,031	1.6

Total Affiliated Equity Holdings	2,125,038				2,282,373	36.2

Affiliated Fixed Income Holdings
Core Emerging Markets Debt	50,142	9,087	—	6,207	56,855	0.9
High Yield Portfolio	55,740	1,608	—	11,820	55,460	0.9
Income	162,872	4,060	—	16,177	158,403	2.5
Limited Maturity Bond	95,507	1,125	—	9,795	95,820	1.5

Total Affiliated Fixed Income Holdings	364,261				366,538	5.8

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	458,099	677,485	685,614	44,997	449,970	7.1

Total Affiliated Short-Term Investments	458,099				449,970	7.1

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	15,016	151,754	139,924	26,846	26,846	0.4

Total Collateral Held for Securities Loaned	15,016				26,846	0.4

Total Value	$2,962,414				$3,125,727

* Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Equity Holdings
Core International Equity	$—	$(1,682)	—	$—
Core Low Volatility Equity*	—	3,790	—	—
Large Cap Stock	—	(17,426)	21,359	4,569
Large Cap Value	—	(23,824)	16,561	5,835
Mid Cap Stock	—	(26,301)	32,281	1,465
Partner Worldwide Allocation	—	(53,219)	15,936	15,060
Small Cap Stock	3,909	(7,988)	8,015	425
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	—	(4,030)	—	1,052
High Yield Portfolio	—	(1,887)	—	1,610
Income	—	(8,529)	1,217	2,845
Limited Maturity Bond	—	(812)	—	1,125
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	—	—	—	5,022

Total Income from Affiliated Investments				$39,008

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	286

Total Affiliated Income from Securities Loaned, Net				$286

Total Value	$3,909	$(141,908)	$95,369

* Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.5%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$7,577,982	0.1%

	Total	7,577,982

Capital Goods (0.3%)
	Other Securities^	14,252,249	0.3%

	Total	14,252,249

Communications Services (0.6%)
	Other Securities^	30,072,555	0.6%

	Total	30,072,555

Consumer Cyclical (0.3%)
	Other Securities^	16,289,218	0.3%

	Total	16,289,218

Consumer Non-Cyclical (0.4%)

	Other Securities^	22,397,505	0.4%

	Total	22,397,505

Energy (0.1%)
	Other Securities^	7,210,004	0.1%

	Total	7,210,004

Financials (0.2%)
	Other Securities^	10,490,028	0.2%

	Total	10,490,028

Technology (0.3%)
	Other Securities^	13,346,470	0.3%

	Total	13,346,470

Transportation (0.1%)
	Other Securities^	2,652,747	0.1%

	Total	2,652,747

Utilities (0.1%)
	Other Securities^	3,004,263	0.1%

	Total	3,004,263

	Total Bank Loans (cost $129,023,003)	127,293,021

	Long-Term Fixed Income (42.8%)
Asset-Backed Securities (1.6%)
	U.S. Small Business Administration
$226,351	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	227,142	<0.1%
	Other Securities^	$79,067,093	1.6%

	Total	79,294,235

Basic Materials (0.8%)

	Other Securities^	38,329,317	0.8%

	Total	38,329,317

Capital Goods (0.8%)
	Other Securities^	40,250,809	0.8%

	Total	40,250,809

Collateralized Mortgage Obligations (1.1%)
	Federal Home Loan Mortgage Corporation
12,156,350	3.000% - 4.000%,
	4/15/2028 - 2/15/2033, Ser. 4104, Class KIa	1,238,287	<0.1%
	Federal National Mortgage Association
7,261,692	3.500%, 1/25/2033, Ser. 2012-150, Class YIa	934,771	<0.1%
	Other Securities^	55,036,356	1.1%

	Total	57,209,414

Commercial Mortgage-Backed Securities (1.6%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
7,985,892	2.776% - 3.002%, 3/25/2023 - 1/25/2024, Ser. K725, Class A2	7,925,951	0.1%
3,000,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	3,046,893	0.1%
	Federal National Mortgage Association - ACES
5,000,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	4,821,073	0.1%
4,400,000	3.150%, 3/25/2028, Ser. 2018-M7, Class A2[b]	4,264,193	0.1%
4,250,000	2.878%, 2/25/2027, Ser. 2017-M2, Class A2[b]	4,065,429	0.1%
2,825,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[b]	2,637,950	<0.1%
	Federal National Mortgage Association Grantor Trust
5,596,730	2.898%, 6/25/2027, Ser. 2017-T1, Class Ac	5,380,626	0.1%
	Morgan Stanley Capital I, Inc.
8,500,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5[d,e]	8,756,992	0.2%
	Other Securities^	37,181,617	0.8%

	Total	78,080,724

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value	% of Net Assets
Communications Services (1.7%)
	Other Securities^	$88,809,649	1.7%

	Total	88,809,649

Consumer Cyclical (1.4%)
	Other Securities^	73,141,440	1.4%

	Total	73,141,440

Consumer Non-Cyclical (2.0%)
	Other Securities^	100,372,539	2.0%

	Total	100,372,539

Energy (1.9%)
	Other Securities^	95,134,159	1.9%

	Total	95,134,159

Financials (5.1%)
	Other Securities^	256,372,221	5.1%

	Total	256,372,221

Foreign Government (<0.1%)
	Other Securities^	1,923,894	<0.1%

	Total	1,923,894

Mortgage-Backed Securities (12.1%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
68,590,000	4.000%, 7/1/2048[d]	69,886,852	1.4%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
7,466,498	3.000% - 3.900%, 4/25/2028 - 3/15/2045, Ser. K076, Class A2 Federal National Mortgage Association Conventional 15-Yr. Pass Through	7,667,695	0.1%
41,995,000	3.500%, 7/1/2033[d]	42,490,843	0.8%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
37,000,000	3.000%, 7/1/2048[d]	35,832,187	0.7%
195,000,000	3.500%, 7/1/2048[d]	194,023,616	3.8%
145,050,000	4.000%, 7/1/2048[d]	147,866,015	2.9%
113,980,000	4.500%, 7/1/2048[d]	118,674,996	2.4%
1,869,857	4.036%, (LIBOR 12M + 1.550%), 7/1/2043[b]	1,920,653	<0.1%
	Other Securities^	532,087	<0.1%

	Total	618,894,944

Technology (1.2%)
	Other Securities^	59,437,101	1.2%

	Total	59,437,101

Transportation (0.2%)
	Other Securities^	11,658,866	0.2%

	Total	11,658,866

U.S. Government and Agencies (10.2%)
	Federal National Mortgage Association
205,000	6.250%, 5/15/2029	263,201	<0.1%
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	252,507	<0.1%
	U.S. Treasury Bonds
34,750,000	2.875%, 5/15/2028	34,804,297	0.7%
27,658,000	2.500%, 5/15/2046	25,107,198	0.5%
14,095,000	2.250% - 4.375%, 5/15/2027 - 11/15/2047	13,755,563	0.4%
	U.S. Treasury Bonds, TIPS
24,264,162	0.375%, 1/15/2027	23,571,262	0.5%
28,947,349	0.375%, 7/15/2027	28,157,461	0.6%
8,263,673	0.125% - 2.375%, 1/15/2023 - 2/15/2042	8,094,336	0.2%
	U.S. Treasury Notes
21,800,000	0.750%, 2/15/2019	21,602,437	0.4%
15,000,000	1.000%, 10/15/2019	14,726,953	0.3%
37,960,000	1.500%, 10/31/2019	37,488,465	0.7%
21,820,000	1.750%, 11/30/2019	21,600,095	0.4%
69,580,000	1.375%, 9/30/2020	67,772,551	1.3%
10,250,000	1.375%, 5/31/2021	9,891,250	0.2%
59,389,000	1.125%, 8/31/2021	56,649,219	1.1%
36,500,000	1.875%, 7/31/2022	35,326,582	0.7%
68,385,000	2.000%, 11/30/2022	66,360,163	1.3%
11,750,000	2.125%, 7/31/2024	11,307,539	0.2%
33,030,000	2.250%, 11/15/2024	31,952,654	0.6%
6,820,000	1.375% - 2.500%, 3/31/2020 - 9/30/2023	6,734,203	0.1%
	U.S. Treasury Notes, TIPS
2,113,700	0.125%, 4/15/2021	2,081,045	<0.1%

	Total	517,498,981

Utilities (1.1%)
	Other Securities^	57,350,735	1.1%

	Total	57,350,735

	Total Long-Term Fixed Income (cost $2,203,412,958)	2,173,759,028

Shares	Registered Investment Companies (30.7%)
Affiliated Equity Holdings (13.3%)
5,107,154	Thrivent Core International Equity Fund	51,275,830	1.0%
8,939,281	Thrivent Core Low Volatility Equity Fund[f]	90,823,099	1.8%
2,834,852	Thrivent Large Cap Stock Portfolio	38,792,966	0.8%
9,713,107	Thrivent Large Cap Value Portfolio	174,119,100	3.4%
4,644,086	Thrivent Mid Cap Stock Portfolio	90,830,428	1.8%
18,370,385	Thrivent Partner Worldwide Allocation Portfolio	183,373,180	3.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Registered Investment Companies (30.7%)	Value	% of Net Assets
Affiliated Equity Holdings (13.3%) - continued
2,311,295	Thrivent Small Cap Stock Portfolio	$46,884,386	0.9%

	Total	676,098,989

Affiliated Fixed Income Holdings (16.8%)
13,609,201	Thrivent Core Emerging Markets Debt Fund	124,660,279	2.5%
26,720,113	Thrivent High Yield Portfolio	125,370,770	2.5%
37,625,649	Thrivent Income Portfolio	368,415,301	7.2%
23,889,655	Thrivent Limited Maturity Bond Portfolio	233,710,109	4.6%

	Total	852,156,459

Equity Funds/Exchange Traded Funds (0.3%)
38,866	SPDR S&P 500 ETF Trust	10,543,569	0.2%
	Other Securities^	3,707,245	0.1%

	Total	14,250,814

Fixed Income Funds/Exchange Traded Funds (0.3%)
	Other Securities^	16,386,485	0.3%

	Total	16,386,485

	Total Registered Investment Companies (cost $1,457,953,596)	1,558,892,747

	Common Stock (21.4%)
Consumer Discretionary (2.6%)
24,010	Amazon.com, Inc.[f]	40,812,198	0.8%
119,680	Lowe’s Companies, Inc.	11,437,818	0.2%
29,392	Netflix, Inc.[f]	11,504,911	0.3%
	Other Securities^	69,383,469	1.3%

	Total	133,138,396

Consumer Staples (0.5%)
	Other Securities^	26,060,050	0.5%

	Total	26,060,050

Energy (1.4%)
81,660	Chevron Corporation	10,324,274	0.2%
	Other Securities^	59,154,500	1.2%

	Total	69,478,774

Financials (4.1%)
725,551	Bank of America Corporation	20,453,283	0.4%
328,175	Citigroup, Inc.	21,961,471	0.4%
55,525	Goldman Sachs Group, Inc.	12,247,149	0.3%
434,538	KeyCorp	8,490,872	0.2%
	Other Securities^	146,108,450	2.8%

	Total	209,261,225

Health Care (2.4%)
70,305	Johnson & Johnson	8,530,809	0.2%
97,848	Medtronic plc	8,376,767	0.2%
134,610	Merck & Company, Inc.	8,170,827	0.2%
61,002	UnitedHealth Group, Inc.	14,966,231	0.3%
	Other Securities^	82,860,613	1.5%

	Total	122,905,247

Industrials (2.7%)
90,613	Honeywell International, Inc.	13,052,803	0.3%
70,377	United Technologies Corporation	8,799,236	0.2%
	Other Securities^	111,704,869	2.2%

	Total	133,556,908

Information Technology (5.9%)
17,634	Alphabet, Inc., Class Af	19,912,137	0.4%
8,666	Alphabet, Inc., Class Cf	9,668,223	0.2%
107,075	Apple, Inc.	19,820,653	0.4%
580,221	Cisco Systems, Inc.	24,966,910	0.5%
91,043	Facebook, Inc.[f]	17,691,476	0.4%
93,807	MasterCard, Inc.	18,434,952	0.4%
279,479	Microsoft Corporation	27,559,424	0.6%
253,281	Oracle Corporation	11,159,561	0.2%
146,267	PayPal Holdings, Inc.[f]	12,179,653	0.3%
96,568	Salesforce.com, Inc.[f]	13,171,875	0.3%
113,943	Visa, Inc.	15,091,750	0.3%
	Other Securities^	105,930,996	1.9%

	Total	295,587,610

Materials (0.7%)
	Other Securities^	35,684,624	0.7%

	Total	35,684,624

Real Estate (0.6%)
	Other Securities^	30,015,554	0.6%

	Total	30,015,554

Telecommunications Services (0.2%)
210,259	Verizon Communications, Inc.	10,578,130	0.2%
	Other Securities^	266,787	<0.1%

	Total	10,844,917

Utilities (0.3%)
	Other Securities^	15,596,990	0.3%

	Total	15,596,990

	Total Common Stock (cost $817,701,847)	1,082,130,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Collateral Held for Securities Loaned (0.4%)	Value	% of Net Assets
18,217,564	Thrivent Cash Management Trust	$18,217,564	0.4%

	Total Collateral Held for Securities Loaned (cost $18,217,564)	18,217,564

Shares or Principal Amount	Short-Term Investments (15.1%)
	Federal Home Loan Bank Discount Notes
12,400,000	1.875%, 7/27/2018[g,h]	12,383,892	0.3%
	U.S. Treasury Bills
3,560,000	1.733% - 1.855%, 7/5/2018 - 8/23/2018[g]	3,557,029	0.1%
	Thrivent Core Short-Term Reserve Fund
73,632,541	2.290%	736,325,408	14.5%
	Other Securities^	11,126,450	0.2%

	Total Short-Term Investments (cost $763,390,339)	763,392,779

	Total Investments (cost $5,389,699,307) 112.9%	$5,723,685,434

	Other Assets and Liabilities, Net (12.9%)	(654,983,305)

	Total Net Assets 100.0%	$5,068,702,129

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the security is insured or guaranteed.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderately Conservative Allocation Portfolio held restricted securities as of June 29, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of June 29, 2018, the value of these investments was $58,079,939 or 1.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$10,042,294
Common Stock	7,522,413

Total lending	$17,564,707
Gross amount payable upon return of collateral for securities loaned	$18,217,564

Net amounts due to counterparty	$652,857

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M - ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$409,142,316
Gross unrealized depreciation	(80,352,155)

Net unrealized appreciation (depreciation)	$328,790,161

Cost for federal income tax purposes	$5,428,804,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	7,577,982	—	7,577,982	—
Capital Goods	14,252,249	—	13,755,999	496,250
Communications Services	30,072,555	—	30,072,555	—
Consumer Cyclical	16,289,218	—	16,289,218	—
Consumer Non-Cyclical	22,397,505	—	22,397,505	—
Energy	7,210,004	—	6,535,104	674,900
Financials	10,490,028	—	10,200,040	289,988
Technology	13,346,470	—	12,789,763	556,707
Transportation	2,652,747	—	2,339,321	313,426
Utilities	3,004,263	—	1,334,138	1,670,125
Long-Term Fixed Income
Asset-Backed Securities	79,294,235	—	76,121,110	3,173,125
Basic Materials	38,329,317	—	38,329,317	—
Capital Goods	40,250,809	—	40,250,809	—
Collateralized Mortgage Obligations	57,209,414	—	57,209,414	—
Commercial Mortgage-Backed Securities	78,080,724	—	62,422,775	15,657,949
Communications Services	88,809,649	—	88,809,649	—
Consumer Cyclical	73,141,440	—	73,141,440	—
Consumer Non-Cyclical	100,372,539	—	100,372,539	—
Energy	95,134,159	—	95,134,159	—
Financials	256,372,221	—	256,372,221	—
Foreign Government	1,923,894	—	1,923,894	—
Mortgage-Backed Securities	618,894,944	—	618,894,944	—
Technology	59,437,101	—	59,437,101	—
Transportation	11,658,866	—	11,658,866	—
U.S. Government and Agencies	517,498,981	—	517,498,981	—
Utilities	57,350,735	—	57,350,735	—
Registered Investment Companies
Affiliated Fixed Income Holdings	727,496,180	727,496,180	—	—
Affiliated Equity Holdings	534,000,060	534,000,060	—	—
Fixed Income Funds/Exchange Traded Funds	16,386,485	16,386,485	—	—
Equity Funds/Exchange Traded Funds	14,250,814	14,250,814	—	—
Common Stock
Consumer Discretionary	133,138,396	133,138,396	—	—
Consumer Staples	26,060,050	26,060,050	—	—
Energy	69,478,774	69,478,774	—	—
Financials	209,261,225	209,261,225	—	—
Health Care	122,905,247	122,905,247	—	—
Industrials	133,556,908	133,556,908	—	—
Information Technology	295,587,610	295,587,610	—	—
Materials	35,684,624	35,684,622	—	2
Real Estate	30,015,554	30,015,554	—	—
Telecommunications Services	10,844,917	10,844,917	—	—
Utilities	15,596,990	15,596,990	—	—
Short-Term Investments	27,067,371	—	27,067,371	—

Subtotal Investments in Securities	$4,702,383,254	$2,374,263,832	$2,305,286,950	$22,832,472

Other Investments *	Total
Short-Term Investments	736,325,408
Affiliated Registered Investment Companies	266,759,208
Collateral Held for Securities Loaned	18,217,564

Subtotal Other Investments	$1,021,302,180

Total Investments at Value	$5,723,685,434

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	8,904,354	8,904,354	—	—
Call Options Written	4,163	—	—	4,163

Total Asset Derivatives	$8,908,517	$8,904,354	$—	$4,163

Liability Derivatives
Futures Contracts	6,504,059	6,504,059	—	—

Total Liability Derivatives	$6,504,059	$6,504,059	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $23,510,342 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	310	September 2018	$36,733,571	$524,554
CBOT 5-Yr. U.S. Treasury Note	353	September 2018	39,799,087	307,781
CBOT U.S. Long Bond	1,232	September 2018	173,775,056	4,864,944
CME E-mini S&P 500 Index	121	September 2018	16,848,256	(382,576)
ICE mini MSCI EAFE Index	1,488	September 2018	150,502,380	(5,020,620)
ICE US mini MSCI Emerging Markets Index	199	September 2018	11,315,171	(735,336)

Total Futures Long Contracts			$428,973,521	($441,253)

CBOT 2-Yr. U.S. Treasury Note	(1,054)	September 2018	($222,901,322)	($365,527)
CME E-mini NASDAQ 100 Index	(840)	September 2018	(120,729,805)	2,008,405
CME E-mini Russell 2000 Index	(168)	September 2018	(14,080,073)	241,073
CME E-mini S&P Mid-Cap 400 Index	(198)	September 2018	(39,688,377)	957,597

Total Futures Short Contracts			($397,399,577)	$2,841,548

Total Futures Contracts			$31,573,944	$2,400,295

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s
The following table presents Moderately Conservative Allocation Portfolio’s options contracts held as of June 29, 2018.

Option Description (Underlying Security Description)	Counterparty	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Call Option(*)	JPM	(37)	$96.84	July 2018	(35,832,188)	($65,212)	$4,163
(Federal National Mortgage Association Conventional 30 Yr. Pass Through)

Total Options Written Contracts						($65,212)	$4,163

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:

JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$3,207,075
Total Equity Contracts		3,207,075
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,697,279
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	4,163
Total Interest Rate Contracts		5,701,442

Total Asset Derivatives		$8,908,517

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,138,532
Total Equity Contracts		6,138,532
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	365,527
Total Interest Rate Contracts		365,527

Total Liability Derivatives		$6,504,059

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(9,817,561)
Total Equity Contracts		(9,817,561)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	131,758
Futures	Net realized gains/(losses) on Futures contracts	(12,098,121)
Total Interest Rate Contracts		(11,966,363)

Total		($21,783,924)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,379,040)
Total Equity Contracts		(3,379,040)
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	4,163
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,177,697
Total Interest Rate Contracts		5,181,860

Total		$1,802,820

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$249,461,110
Futures - Short	(223,291,302)
Interest Rate Contracts
Futures - Long	239,278,752
Futures - Short	(238,464,962)
Written Options	(12,981,388)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Equity Holdings
Core International Equity	$51,684	$—	$—	5,107	$51,276	1.0%
Core Low Volatility Equity*	—	89,000	—	8,939	90,823	1.8
Large Cap Stock	37,905	2,709	—	2,835	38,793	0.8
Large Cap Value	174,697	9,068	—	9,713	174,119	3.4
Mid Cap Stock	89,281	7,020	—	4,644	90,830	1.8
Partner Worldwide Allocation	190,898	10,496	—	18,370	183,373	3.6
Small Cap Stock	44,612	3,840	—	2,311	46,884	0.9

Total Affiliated Equity Holdings	589,077				676,098	13.3

Affiliated Fixed Income Holdings
Core Emerging Markets Debt	117,596	15,980	—	13,609	124,660	2.5
High Yield Portfolio	126,002	3,634	—	26,720	125,371	2.5
Income	378,809	9,443	—	37,626	368,415	7.2
Limited Maturity Bond	232,946	2,745	—	23,890	233,710	4.6

Total Affiliated Fixed Income Holdings	855,353				852,156	16.8

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	736,529	479,452	479,656	73,633	736,325	14.5

Total Affiliated Short-Term Investments	736,529				736,325	14.5

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	11,711	86,951	80,444	18,218	18,218	0.4

Total Collateral Held for Securities Loaned	11,711				18,218	0.4

Total Value	$2,192,670				$2,282,797

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Equity Holdings
Core International Equity	$—	$(409)	—	$—
Core Low Volatility Equity*	—	1,823	—	—
Large Cap Stock	—	(1,821)	2,232	477
Large Cap Value	—	(9,646)	6,705	2,362
Mid Cap Stock	—	(5,471)	6,715	305
Partner Worldwide Allocation	—	(18,022)	5,397	5,100
Small Cap Stock	—	(1,568)	3,647	194
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	—	(8,916)	—	2,432
High Yield Portfolio	—	(4,266)	—	3,638
Income	—	(19,837)	2,831	6,618
Limited Maturity Bond	—	(1,981)	—	2,744
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	—	—	—	7,382

Total Income from Affiliated Investments				$31,252

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	66

Total Affiliated Income from Securities Loaned, Net				$66

Total Value	$—	$(70,114)	$27,527

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	U.S. Government Agency Debt (83.6%)[a]	Value
	Federal Agricultural Mortgage Corporation
$1,830,000	1.910% (FEDL 1M + -0.010%), 7/3/2018[b]	$1,830,000
1,538,000	1.930%, 9/10/2018	1,532,063
3,220,000	2.010% (FEDL 1M + 0.100%), 11/30/2018[b]	3,220,000
2,725,000	1.921% (LIBOR 1M + -0.080%), 12/3/2018[b]	2,725,290
1,510,000	1.913% (LIBOR 1M + -0.070%), 3/1/2019[b]	1,510,000
1,360,000	2.041% (LIBOR 1M + -0.050%), 6/25/2019[b]	1,360,000
	Federal Farm Credit Bank
200,000	1.730%, 7/2/2018	199,981
1,480,000	1.959% (USBMMY 3M + 0.050%), 12/5/2018[b]	1,479,968
1,820,000	1.989% (USBMMY 3M + 0.080%), 3/25/2019[b]	1,819,934
1,810,000	1.920% (FEDL 1M + 0.010%), 4/24/2019[b]	1,809,854
915,000	2.009% (USBMMY 3M + 0.100%), 7/3/2019[b]	914,954
4,475,000	1.956% (LIBOR 1M + -0.090%), 7/12/2019[b]	4,474,080
1,520,000	2.030% (FEDL 1M + 0.120%), 2/18/2020[b]	1,519,876
1,310,000	2.050% (FEDL 1M + 0.140%), 3/23/2020[b]	1,310,448
	Federal Home Loan Bank
3,300,000	1.726%, 7/5/2018	3,299,209
2,095,000	1.738%, 7/6/2018	2,094,393
1,556,000	1.852%, 7/11/2018	1,555,120
3,965,000	1.810%, 7/13/2018	3,962,408
600,000	1.855%, 7/16/2018	599,505
2,810,000	1.812%, 7/18/2018	2,807,454
560,000	1.880%, 7/19/2018	559,444
1,700,000	1.860%, 7/20/2018	1,698,243
1,620,000	1.885%, 7/24/2018	1,617,964
352,000	1.853%, 7/25/2018	351,547
681,000	1.870%, 7/26/2018	680,080
2,000,000	1.867%, 7/27/2018	1,997,200
250,000	1.850%, 7/31/2018	249,602
3,370,000	1.885%, 8/1/2018	3,364,352
1,015,000	1.895%, 8/3/2018	1,013,184
4,245,000	1.844%, 8/7/2018	4,236,736
1,990,000	1.889%, 8/8/2018	1,985,929
1,870,000	1.891%, 8/10/2018	1,865,973
850,000	1.900%, 8/14/2018	847,981
790,000	1.900%, 8/15/2018	788,082
1,865,000	1.900%, 8/16/2018	1,860,374
1,560,000	1.880%, 8/21/2018	1,555,764
720,000	1.905%, 8/23/2018	717,943
1,330,000	1.905%, 8/27/2018	1,325,918
825,000	1.905%, 8/29/2018	822,381
2,621,000	1.920%, 9/10/2018	2,610,935
3,000,000	1.957% (LIBOR 1M + -0.100%), 12/14/2018[b]	3,000,000
1,830,000	1.988% (LIBOR 1M + -0.100%), 12/21/2018[b]	1,830,000
200,000	1.990% (LIBOR 1M + -0.095%), 4/18/2019[b]	199,962
	Federal Home Loan Mortgage Corporation
1,500,000	2.073% (LIBOR 3M + -0.280%), 8/10/2018[b]	1,500,000
550,000	1.896%, 8/20/2018	548,523
	Overseas Private Investment Corporation
1,400,000	1.940% (T-BILL 3M FLAT), 7/6/2018[b]	1,400,000
1,760,000	1.960% (T-BILL 3M + 0.070%), 7/6/2018[b]	1,760,000
1,800,000	1.960% (T-BILL 3M FLAT), 7/6/2018[b]	1,800,000
1,380,000	1.960% (T-BILL 3M FLAT), 7/6/2018[b]	1,380,000
1,890,000	1.970% (T-BILL 3M FLAT), 7/6/2018[b]	1,890,000
3,700,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	3,700,000
2,700,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	2,700,000
355,622	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	355,622
1,575,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	1,575,000
1,430,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	1,430,000
1,860,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	1,860,000
1,270,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	1,270,000
950,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	950,000
1,815,789	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	1,815,789
2,694,600	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	2,694,600
530,340	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	530,340
1,684,906	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	1,684,906
1,655,325	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	1,655,325
835,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	835,000
2,527,358	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	2,527,358
2,000,000	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	2,000,000
1,573,684	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	1,573,684
3,214,710	2.000% (T-BILL 3M FLAT), 7/6/2018[b]	3,214,710
2,160,000	1.980%, 7/30/2018	2,167,156
1,480,000	1.700%, 11/13/2018	1,495,750
2,490,000	1.770%, 11/20/2018	2,516,741
1,390,000	2.270%, 2/19/2019	1,401,138
1,370,000	2.260%, 3/17/2019	1,378,646
1,550,000	2.571%, 5/17/2019	1,554,725
1,035,000	2.660%, 7/7/2019	1,035,000
	U.S. Department of Housing and Urban Development
1,065,000	1.330%, 8/1/2018	1,064,404

	Total	130,468,548

	U.S. Treasury Debt (16.8%)[a]
	U.S. Treasury Bills
1,550,000	1.751%, 7/5/2018	1,549,623
2,910,000	1.858%, 8/9/2018	2,903,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	U.S. Treasury Debt (16.8%)[a]	Value
$1,385,000	1.833%, 8/16/2018	$1,381,686
5,780,000	1.870%, 8/23/2018	5,763,784
1,330,000	1.898%, 9/20/2018	1,324,249
	U.S. Treasury Notes
2,215,000	0.750%, 7/31/2018	2,212,954
4,950,000	2.083% (USBMMY 3M + 0.174%), 7/31/2018[b]	4,950,049
2,770,000	0.750%, 8/31/2018	2,764,672
1,860,000	2.049% (USBMMY 3M + 0.140%), 1/31/2019[b]	1,860,209
1,310,000	1.942% (USBMMY 3M + 0.033%), 4/30/2020[b]	1,309,826

	Total	26,021,045

	Total Investments (at amortized cost) 100.4%	$156,489,593

	Other Assets and Liabilities, Net (0.4)%	(618,501)

	Total Net Assets 100.0%	$155,871,092

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Reference Rate Index:

FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money Market Yield

Cost for federal income tax purposes	$156,489,593

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	130,468,548	—	130,468,548	—
U.S. Treasury Debt	26,021,045	—	26,021,045	—

Total Investments at Amortized Cost	$156,489,593	$—	$156,489,593	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (15.3%)	Value	% of Net Assets
Basic Materials (1.1%)
	Contura Energy, Inc., Term Loan
$117,447	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[a,b]	$117,447	0.6%
	Other Securities^	95,611	0.5%

	Total	213,058

Capital Goods (1.1%)
	Other Securities^	224,849	1.1%

	Total	224,849

Communications Services (4.1%)
	Altice Financing SA, Term Loan
118,800	4.344%, (LIBOR 3M + 2.750%), 7/14/2025[a,b]	117,835	0.6%
89,100	5.098%, (LIBOR 3M + 2.750%), 7/15/2025[a,b]	87,601	0.4%
	CBS Radio, Inc., Term Loan
119,400	4.838%, (LIBOR 1M + 2.750%), 10/17/2023[a,b]	117,609	0.6%
	CSC Holdings, LLC, Term Loan
123,750	4.323%, (LIBOR 1M + 2.250%), 7/17/2025[a,b]	122,822	0.6%
	Other Securities^	362,964	1.9%

	Total	808,831

Consumer Cyclical (2.2%)
	Boyd Gaming Corporation, Term Loan
110,264	4.488%, (LIBOR 1W + 2.500%), 9/15/2023[a,b]	110,416	0.6%
	Stars Group Holdings BV, Term Loan
118,482	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[a,b]	118,245	0.6%
100,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[a,b,c],d	100,000	0.5%
	Other Securities^	108,591	0.5%

	Total	437,252

Consumer Non-Cyclical (3.0%)
	Albertson’s, LLC, Term Loan
59,400	5.337%, (LIBOR 3M + 3.000%), 12/21/2022[a,b]	58,817	0.3%
24,837	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[a,b]	24,577	0.1%
	Revlon Consumer Products Corporation, Term Loan
99,431	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[a,b]	76,562	0.4%
	Other Securities^	424,479	2.2%

	Total	584,435

Energy (0.2%)
	Other Securities^	44,831	0.2%

	Total	44,831

Financials (1.6%)
	ASP AMC Merger Sub, Inc., Term Loan
110,000	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[a,b]	105,291	0.5%
	Other Securities^	200,997	1.1%

	Total	306,288

Technology (0.9%)
	Other Securities^	184,394	0.9%

	Total	184,394

Transportation (0.4%)
	Other Securities^	74,343	0.4%

	Total	74,343

Utilities (0.7%)
	Other Securities^	144,075	0.7%

	Total	144,075

	Total Bank Loans (cost $3,052,025)	3,022,356

	Long-Term Fixed Income (46.3%)
Basic Materials (4.5%)
	BHP Billiton Finance USA, Ltd.
100,000	6.750%, 10/19/2075[b,e]	108,450	0.5%
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[e]	128,450	0.7%
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	115,937	0.6%
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[e]	125,000	0.6%
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[e]	130,313	0.7%
	OCI NV
125,000	6.625%, 4/15/2023[e]	126,963	0.6%
	Other Securities^	157,317	0.8%

	Total	892,430

Capital Goods (2.7%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[e]	121,719	0.6%
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025	122,813	0.6%
	Textron Financial Corporation
150,000	4.078%, (LIBOR 3M + 1.735%), 2/15/2042[b,e]	136,500	0.7%
	Other Securities^	144,842	0.8%

	Total	525,874

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.3%)	Value	% of Net Assets
Collateralized Mortgage Obligations (5.2%)
	CHL Mortgage Pass-Through Trust
$92,061	3.335%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	$83,897	0.4%
	Countrywide Alternative Loan Trust
215,886	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	207,046	1.1%
64,488	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	46,636	0.2%
	J.P. Morgan Mortgage Trust
161,462	3.714%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	147,077	0.7%
	Wells Fargo Mortgage Backed Securities Trust
118,827	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	116,225	0.6%
	Other Securities^	426,592	2.2%

	Total	1,027,473

Communications Services (5.0%)
	Meredith Corporation
125,000	6.875%, 2/1/2026[e]	123,281	0.6%
	Sprint Corporation
125,000	7.625%, 2/15/2025	128,125	0.7%
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	119,338	0.6%
	Zayo Group, LLC
125,000	6.375%, 5/15/2025	127,344	0.7%
	Other Securities^	490,536	2.4%

	Total	988,624

Consumer Cyclical (2.0%)
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[e]	119,219	0.6%
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[e]	120,625	0.6%
	Wabash National Corporation
125,000	5.500%, 10/1/2025[e]	120,000	0.6%
	Other Securities^	30,333	0.2%

	Total	390,177

Consumer Non-Cyclical (2.8%)
	Albertsons Companies,LLC
125,000	6.625%, 6/15/2024	117,812	0.6%
	JBS USA, LLC
125,000	5.875%, 7/15/2024[e]	119,375	0.6%
	Other Securities^	327,290	1.6%

	Total	564,477

Energy (3.2%)
	Cheniere Energy Partners, LP
125,000	5.250%, 10/1/2025[e]	121,931	0.6%
	Continental Resources, Inc.
125,000	3.800%, 6/1/2024	121,894	0.6%
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[e]	121,250	0.6%
	Other Securities^	270,603	1.4%

	Total	635,678

Financials (15.0%)
	Bank of America Corporation
25,000	4.000%, 1/22/2025	24,669	0.1%
100,000	6.250%, 9/5/2024[b,f]	104,500	0.5%
3,000	2.369%, 7/21/2021[b]	2,941	<0.1%
	Credit Agricole SA
100,000	8.125%, 12/23/2025[b,e,f]	105,875	0.6%
	Credit Suisse Group AG
125,000	7.500%, 12/11/2023[b,e,f]	129,062	0.7%
	J.P. Morgan Chase & Company
5,000	2.972%, 1/15/2023	4,868	<0.1%
100,000	5.150%, 5/1/2023[b,f]	99,328	0.5%
50,000	4.625%, 11/1/2022[b,f]	45,875	0.2%
4,000	2.980%, (LIBOR 3M + 0.680%), 6/1/2021[b]	4,019	<0.1%
	J.P. Morgan Chase Capital XXIII
100,000	3.343%, (LIBOR 3M + 1.000%), 5/15/2047[b]	88,375	0.5%
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,e,f]	106,778	0.6%
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[e]	122,348	0.6%
	Royal Bank of Scotland Group plc
104,000	8.625%, 8/15/2021[b,f]	110,526	0.6%
100,000	7.500%, 8/10/2020[b,f]	101,950	0.5%
	USB Realty Corporation
120,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,e,f]	108,750	0.6%
	Wand Merger Corporation
125,000	8.125%, 7/15/2023[d,e]	126,719	0.7%
	Other Securities^	1,670,111	8.3%

	Total	2,956,694

Mortgage-Backed Securities (2.8%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
200,000	3.500%, 7/1/2048[d]	198,998	1.0%
345,000	4.000%, 7/1/2048[d]	351,698	1.8%

	Total	550,696

Technology (2.5%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[e]	125,609	0.6%
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[e]	122,500	0.6%
	Other Securities^	239,790	1.3%

	Total	487,899

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.3%)	Value	% of Net Assets
Utilities (0.6%)
	Other Securities^	$126,427	0.6%

	Total	126,427

	Total Long-Term Fixed Income (cost $9,384,114)	9,146,449

Shares	Registered Investment Companies (25.6%)
Affiliated Fixed Income Holdings (9.7%)
208,403	Thrivent Core Emerging Markets Debt Fund	1,908,975	9.7%

	Total	1,908,975

Equity Funds/Exchange Traded Funds (4.8%)
11,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	139,767	0.7%
15,324	BlackRock Enhanced Equity Dividend Trust	140,674	0.7%
12,487	BlackRock Resources & Commodities Strategy Trust	116,004	0.6%
4,365	Cohen & Steers Quality Income Realty Fund, Inc.	52,467	0.3%
5,435	Cohen & Steers REIT & Preferred Income Fund, Inc.	105,548	0.5%
	Other Securities^	391,345	2.0%

	Total	945,805

Fixed Income Funds/Exchange Traded Funds (11.1%)
2,524	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	64,539	0.3%
6,700	Invesco Variable Rate Preferred ETF	166,495	0.8%
4,500	Pimco Dynamic Credit And Mortgage Income Fund	106,065	0.5%
2,775	Vanguard Short-Term Corporate Bond ETF	216,727	1.1%
	Other Securities^	1,644,419	8.4%

	Total	2,198,245

	Total Registered Investment Companies (cost $5,303,724)	5,053,025

	Common Stock (5.2%)
Consumer Discretionary (0.6%)
	Other Securities^	115,989	0.6%

	Total	115,989

Energy (2.7%)
	Other Securities^	538,578	2.7%

	Total	538,578

Financials (0.4%)
645	Bank of America Corporation	18,182	0.1%
	Other Securities^	63,749	0.3%

	Total	81,931

Health Care (0.2%)
	Other Securities^	25,999	0.2%

	Total	25,999

Industrials (<0.1%)
	Other Securities^	2,646	<0.1%

	Total	2,646

Information Technology (1.0%)
2,259	Micron Technology, Inc.[g]	118,462	0.6%
	Other Securities^	78,845	0.4%

	Total	197,307

Real Estate (0.3%)
	Other Securities^	64,692	0.3%

	Total	64,692

	Total Common Stock (cost $1,003,030)	1,027,142

	Preferred Stock (2.6%)
Consumer Staples (0.3%)
	Other Securities^	52,920	0.3%

	Total	52,920

Energy (0.8%)
	Other Securities^	165,375	0.8%

	Total	165,375

Financials (1.0%)
1,594	Federal National Mortgage Association, 0.000%[f,g]	10,074	<0.1%
	Other Securities^	190,149	1.0%

	Total	200,223

Real Estate (0.3%)
	Other Securities^	59,999	0.3%

	Total	59,999

Utilities (0.2%)
	Other Securities^	38,493	0.2%

	Total	38,493

	Total Preferred Stock (cost $520,323)	517,010

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Collateral Held for Securities Loaned (0.5%)	Value	% of Net Assets
99,038	Thrivent Cash Management Trust	$99,038	0.5%

	Total Collateral Held for Securities Loaned (cost $99,038)	99,038

Shares or Principal Amount	Short-Term Investments (8.8%)
165,372	Thrivent Core Short-Term Reserve Fund 2.290%	1,653,720	8.3%
	Other Securities^	99,723	0.5%

	Total Short-Term Investments (cost $1,753,434)	1,753,443

	Total Investments (cost $21,115,688) 104.3%	$20,618,463

	Other Assets and Liabilities, Net (4.3%)	(850,914)

	Total Net Assets 100.0%	$19,767,549

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $4,155,115 or 21.0% of total net assets.

f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$96,544

Total lending	$96,544
Gross amount payable upon return of collateral for securities loaned	$99,038

Net amounts due to counterparty	$2,494

Definitions:

ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$227,179
Gross unrealized depreciation	(725,633)

Net unrealized appreciation (depreciation)	$(498,454)

Cost for federal income tax purposes	$20,654,409

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Multidimensional Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	213,058	—	213,058	—
Capital Goods	224,849	—	224,849	—
Communications Services	808,831	—	808,831	—
Consumer Cyclical	437,252	—	437,252	—
Consumer Non-Cyclical	584,435	—	584,435	—
Energy	44,831	—	44,831	—
Financials	306,288	—	280,851	25,437
Technology	184,394	—	184,394	—
Transportation	74,343	—	74,343	—
Utilities	144,075	—	94,012	50,063
Long-Term Fixed Income
Basic Materials	892,430	—	892,430	—
Capital Goods	525,874	—	525,874	—
Collateralized Mortgage Obligations	1,027,473	—	1,027,473	—
Communications Services	988,624	—	988,624	—
Consumer Cyclical	390,177	—	390,177	—
Consumer Non-Cyclical	564,477	—	564,477	—
Energy	635,678	—	635,678	—
Financials	2,956,694	—	2,866,717	89,977
Mortgage-Backed Securities	550,696	—	550,696	—
Technology	487,899	—	487,899	—
Utilities	126,427	—	126,427	—
Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	2,198,245	2,198,245	—	—
Equity Funds/Exchange Traded Funds	945,805	945,805	—	—
Common Stock
Consumer Discretionary	115,989	115,989	—	—
Energy	538,578	538,578	—	—
Financials	81,931	81,931	—	—
Health Care	25,999	25,999	—	—
Industrials	2,646	2,646	—	—
Information Technology	197,307	197,307	—	—
Real Estate	64,692	64,692	—	—
Preferred Stock
Consumer Staples	52,920	52,920	—	—
Energy	165,375	165,375	—	—
Financials	200,223	200,223	—	—
Real Estate	59,999	59,999	—	—
Utilities	38,493	38,493	—	—
Short-Term Investments	99,723	—	99,723	—

Subtotal Investments in Securities	$16,956,730	$4,688,202	$12,103,051	$165,477

Other Investments *	Total
Affiliated Registered Investment Companies	1,908,975
Short-Term Investments	1,653,720
Collateral Held for Securities Loaned	99,038

Subtotal Other Investments	$3,661,733

Total Investments at Value	$20,618,463

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	5,415	5,415	—	—

Total Asset Derivatives	$5,415	$5,415	$—	$—

Liability Derivatives
Futures Contracts	7,566	7,566	—	—

Total Liability Derivatives	$7,566	$7,566	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Multidimensional Income Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $99,723 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 5-Yr. U.S. Treasury Note	1	September 2018	$112,745	$872
CBOT U.S. Long Bond	1	September 2018	140,457	4,543

Total Futures Long Contracts			$253,202	$5,415

CBOT 10-Yr. U.S. Treasury Note	(6)	September 2018	($713,559)	($7,566)

Total Futures Short Contracts			($713,559)	($7,566)

Total Futures Contracts			($460,357)	($2,151)

Reference Description:

CBOT	- Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$5,415
Total Interest Rate Contracts		5,415

Total Asset Derivatives		$5,415

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,566
Total Interest Rate Contracts		7,566

Total Liability Derivatives		$7,566

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	23,419
Total Interest Rate Contracts		23,419

Total		$23,419

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(7,580)
Total Interest Rate Contracts		(7,580)

Total		($7,580)

The following table presents Multidimensional Income Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$259,033
Futures - Short	(799,022)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands*) for the fiscal year to date, in Multidimensional Income Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$866	$1,191	$—	208	$1,909	9.7%

Total Affiliated Fixed Income Holdings	866				1,909	9.7

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	2,093	5,746	6,185	165	1,654	8.3

Total Affiliated Short-Term Investments	2,093				1,654	8.3

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	610	511	99	99	0.5

Total Collateral Held for Securities Loaned	—				99	0.5

Total Value	$2,959				$3,662

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$—	$(148)	—	$40

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	—	—	—	21

Total Income from Affiliated Investments				$61

Total Value	$—	$(148)	$—

*	Affiliated income from securities loaned, net was <$1,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (33.3%)	Value	% of Net Assets
Basic Materials (2.2%)
	Other Securities^	$3,900,418	2.2%

	Total	3,900,418

Capital Goods (1.9%)
	Advanced Disposal Services, Inc., Term Loan
$ 600,820	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[a,b]	598,867	0.3%
	Cortes NP Intermediate Holding II Corporation, Term Loan
883,352	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[a,b]	876,727	0.5%
	Navistar, Inc., Term Loan
638,400	5.530%, (LIBOR 1M + 3.500%), 11/3/2024[a,b]	638,004	0.4%
	Sterigenics-Nordion Holdings, LLC,Term Loan
730,750	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[a,b]	728,010	0.4%
	Other Securities^	532,316	0.3%

	Total	3,373,924

Communications Services (9.1%)
	CenturyLink, Inc., Term Loan
1,054,700	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	1,032,288	0.6%
	Charter Communications Operating, LLC, Term Loan
616,900	4.100%, (LIBOR 1M + 2.000%), 4/13/2025[a,b]	615,549	0.3%
	Frontier Communications Corporation, Term Loan
623,700	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[a,b]	615,710	0.3%
	Level 3 Financing, Inc., Term Loan
1,025,000	4.334%, (LIBOR 1M + 2.250%), 2/22/2024[a,b]	1,021,156	0.6%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
725,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[a,b]	700,713	0.4%
	NEP/NCP Holdco, Inc., Term Loan
870,164	0.000%, (LIBOR 3M + 3.250%), 7/21/2022[a,b]	865,447	0.5%
	Radiate Holdco, LLC, Term Loan
1,298,426	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	1,278,742	0.7%
	Sable International Finance, Ltd., Term Loan
1,585,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[a,b]	1,583,906	0.9%
	Sinclair Television Group, Inc., Term Loan
1,080,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[a,b,c,d]	1,075,280	0.6%
	Sprint Communications, Inc., Term Loan
1,051,687	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[a,b]	1,045,987	0.6%
	Unitymedia Finance, LLC, Term Loan
600,000	4.323%, (LIBOR 1M + 2.250%), 1/20/2026[a,b]	594,858	0.3%
	Virgin Media Bristol, LLC, Term Loan
785,000	4.573%, (LIBOR 1M + 2.500%), 1/31/2026[a,b]	778,626	0.4%
	Other Securities^	5,046,152	2.9%

	Total	16,254,414

Consumer Cyclical (4.7%)
	Golden Entertainment, Inc., Term Loan
850,725	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[a,b]	848,071	0.5%
	Golden Nugget, Inc., Term Loan
687,992	4.823%, (LIBOR 1M + 2.750%), 10/4/2023[a,b]	686,658	0.4%
	Scientific Games International, Inc., Term Loan
1,436,400	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[a,b]	1,425,627	0.8%
	Stars Group Holdings BV, Term Loan
1,143,390	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[a,b]	1,141,103	0.6%
925,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[a,b,c,d]	925,000	0.5%
	Other Securities^	3,335,406	1.9%

	Total	8,361,865

Consumer Non-Cyclical (6.8%)
	Air Medical Group Holdings, Inc., Term Loan
1,388,025	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	1,346,676	0.8%
	Albertson’s, LLC, Term Loan
561,662	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[a,b]	555,793	0.3%
604,731	5.319%, (LIBOR 3M + 3.000%), 6/22/2023[a,b]	597,758	0.3%
	Endo Luxembourg Finance Company I SARL., Term Loan
848,714	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[a,b]	846,592	0.5%
	JBS USA LUX SA, Term Loan
1,027,000	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[a,b]	1,018,271	0.6%
	Mallinckrodt International Finance SA, Term Loan
1,037,400	5.517%, (LIBOR 3M + 3.000%), 9/24/2024[a,b]	1,019,681	0.6%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,052,995	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	1,028,428	0.6%
	Valeant Pharmaceuticals International, Inc., Term Loan
1,100,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[a,b]	1,095,534	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (33.3%)	Value	% of Net Assets
Consumer Non-Cyclical (6.8%) - continued
	Other Securities^	$4,556,023	2.5%

	Total	12,064,756

Energy (1.5%)
	Houston Fuel Oil Terminal Company, LLC, Term Loan
885,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[a,b,c,d]	881,681	0.5%
	McDermott Technology (Americas), Inc., Term Loan
807,975	7.094%, (LIBOR 1M + 5.000%), 4/4/2025[a,b]	811,005	0.5%
	Other Securities^	943,833	0.5%

	Total	2,636,519

Financials (3.2%)
	ASP AMC Merger Sub, Inc., Term Loan
850,676	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[a,b]	814,258	0.5%
	Avolon TLB Borrower 1 US, LLC, Term Loan
990,000	4.088%, (LIBOR 1M + 2.000%), 1/15/2025[a,b]	977,209	0.5%
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
895,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[a,b,c,d]	878,219	0.5%
	Digicel International Finance, Ltd., Term Loan
845,740	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[a,b]	806,625	0.4%
	Ineos US Finance, LLC, Term Loan
1,084,550	4.094%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	1,077,316	0.6%
	Other Securities^	1,259,145	0.7%

	Total	5,812,772

Technology (2.6%)
	First Data Corporation, Term Loan
1,320,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	1,311,275	0.8%
	Harland Clarke Holdings Corporation, Term Loan
781,177	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[a,b]	759,046	0.4%
	Plantronics, Inc., Term Loan
585,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[a,b,c,d]	583,175	0.3%
	Rackspace Hosting, Inc., Term Loan
723,047	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[a,b]	712,802	0.4%
	SS&C Technologies, Inc., Term Loan
556,792	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[a,b,c,d]	556,480	0.3%
	Other Securities^	677,443	0.4%

	Total	4,600,221

Transportation (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
955,350	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[a,b]	956,544	0.5%
	Other Securities^	138,018	0.1%

	Total	1,094,562

Utilities (0.7%)
	Other Securities^	1,293,258	0.7%

	Total	1,293,258

	Total Bank Loans (cost $60,068,433)	59,392,709

	Long-Term Fixed Income (47.9%)
Asset-Backed Securities (5.2%)
	Other Securities^	9,216,788	5.2%

	Total	9,216,788

Basic Materials (1.4%)
	Other Securities^	2,514,332	1.4%

	Total	2,514,332

Capital Goods (1.5%)
	Other Securities^	2,791,095	1.5%

	Total	2,791,095

Collateralized Mortgage Obligations (6.3%)
	Alternative Loan Trust	124,713	0.1%
148,245	5.500%, 10/25/2035, Ser. 2005-47CB, Class A7
	CHL Mortgage Pass-Through Trust
306,871	3.335%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	279,658	0.2%
	Countrywide Alternative Loan Trust
859,469	5.500% - 5.750%, 5/25/2035 - 5/25/2036, Ser. 2005-46CB, Class A8	718,715	0.3%
176,902	2.558%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	169,780	0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
327,719	4.056%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	313,017	0.2%
166,768	3.453%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	148,772	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value	% of Net Value
Collateralized Mortgage Obligations (6.3%) - continued
	Federal National Mortgage Association - REMIC
$ 907,744	3.000%, 7/25/2027, Ser. 2012-73, Class DIe	$80,994	<0.1%
	Other Securities^	9,371,900	5.3%

	Total	11,207,549

Commercial Mortgage-Backed Securities (0.1%)
	Other Securities^	274,996	0.1%

	Total	274,996

Communications Services (2.4%)
	Other Securities^	4,232,568	2.4%

	Total	4,232,568

Consumer Cyclical (3.1%)
	Stars Group Holdings BV
250,000	7.000%, 7/15/2026[d,f]	252,500	0.2%
	Other Securities^	5,221,653	2.9%

	Total	5,474,153

Consumer Non-Cyclical (2.7%)
	Other Securities^	4,780,440	2.7%

	Total	4,780,440

Energy (2.7%)
	Other Securities^	4,929,994	2.7%

	Total	4,929,994

Financials (5.9%)
	Bank of America Corporation
84,000	3.499%, 5/17/2022[b]	83,950	0.1%
84,000	2.328%, 10/1/2021[b]	82,115	0.1%
83,000	3.550%, 3/5/2024[b]	82,123	0.1%
82,000	2.738%, 1/23/2022[b]	80,579	0.1%
65,000	3.004%, 12/20/2023[b]	63,029	<0.1%
37,000	2.369%, 7/21/2021[b]	36,269	<0.1%
	Other Securities^	10,191,340	5.5%

	Total	10,619,405

Mortgage-Backed Securities (13.2%)
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
19,041	5.500%, 9/1/2024	20,334	<0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,175,000	4.000%, 7/1/2048[d]	2,216,123	1.2%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,225,000	3.500%, 7/1/2033[d]	1,239,464	0.7%
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
139,830	6.000%, 8/1/2024	152,810	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,000,000	3.000%, 7/1/2048[d]	1,936,875	1.1%
6,150,000	3.500%, 7/1/2048[d]	6,119,206	3.4%
4,475,000	4.000%, 7/1/2048[d]	4,561,878	2.6%
7,000,000	4.500%, 7/1/2048[d]	7,288,340	4.1%

	Total	23,535,030

Technology (1.7%)
	Other Securities^	2,980,400	1.7%

	Total	2,980,400

Transportation (0.4%)
	Other Securities^	723,500	0.4%

	Total	723,500

Utilities (1.3%)
	Other Securities^	2,286,513	1.3%

	Total	2,286,513

	Total Long-Term Fixed Income (cost $85,642,408)	85,566,763

Shares	Registered Investment Companies (16.8%)
Affiliated Fixed Income Holdings (14.2%)
2,768,613	Thrivent Core Emerging Markets Debt Fund	25,360,494	14.2%

	Total	25,360,494

Equity Funds/Exchange Traded Funds (<0.1%)
	Other Securities^	223,586	0.1%

	Total	223,586

Fixed Income Funds/Exchange Traded Funds (2.5%)
72,500	Invesco Senior Loan ETF	1,660,250	0.9%
24,625	Vanguard Short-Term Corporate Bond ETF	1,923,213	1.1%
	Other Securities^	886,516	0.5%

	Total	4,469,979

	Total Registered Investment Companies (cost $31,853,154)	30,054,059

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Preferred Stock (1.0%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	$62,198	<0.1%

	Total	62,198

Energy (0.2%)
	Other Securities^	405,611	0.2%

	Total	405,611

Financials (0.7%)
	Other Securities^	1,204,793	0.7%

	Total	1,204,793

Real Estate (0.1%)
	Other Securities^	62,256	0.1%

	Total	62,256

	Total Preferred Stock (cost $1,699,599)	1,734,858

	Common Stock (0.5%)
Energy (0.1%)
	Other Securities^	254,595	0.1%

	Total	254,595

Financials (0.2%)
	Other Securities^	353,246	0.2%

	Total	353,246

Materials (0.1%)
	Other Securities^	170,446	0.1%

	Total	170,446

Utilities (0.1%)
	Other Securities^	118,857	0.1%

	Total	118,857

	Total Common Stock (cost $639,182)	897,144

	Collateral Held for Securities Loaned (0.6%)
1,083,337	Thrivent Cash Management Trust	1,083,337	0.6%

	Total Collateral Held for Securities Loaned (cost $1,083,337)	1,083,337

Shares or Principal Amount	Short-Term Investments (16.3%)
	Thrivent Core Short-Term Reserve Fund
2,874,522	2.290%	28,745,219	16.1%
	Other Securities^	$299,704	0.2%

	Total Short-Term Investments (cost $29,044,898)	29,044,923

	Total Investments (cost $210,031,011) 116.4%	$207,773,793

	Other Assets and Liabilities, Net (16.4%)	(29,307,219)

	Total Net Assets 100.0%	$178,466,574

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $18,353,396 or 10.3% of total net assets.

Opportunity Income Plus Portfolio held restricted securities as of June 29, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of June 29, 2018, the value of these investments was $7,185,786 or 4.0% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Portfolio as of June 29, 2018:

Securities Lending Transactions

Taxable Debt Security	$504,553

Total lending	$504,553
Gross amount payable upon return of collateral for securities loaned	$1,083,337

Net amounts due to counterparty	$578,784

Definitions:

ETF	-	Exchange Traded Fund
FNMA	-	Federal National Mortgage Association
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,519,773
Gross unrealized depreciation	(3,518,602)

Net unrealized appreciation (depreciation)	$(1,998,829)

Cost for federal income tax purposes	$205,032,216

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Opportunity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,900,418	—	3,349,499	550,919
Capital Goods	3,373,924	—	3,130,761	243,163
Communications Services	16,254,414	—	16,254,414	—
Consumer Cyclical	8,361,865	—	8,361,865	—
Consumer Non-Cyclical	12,064,756	—	12,064,756	—
Energy	2,636,519	—	2,318,919	317,600
Financials	5,812,772	—	5,660,147	152,625
Technology	4,600,221	—	4,130,651	469,570
Transportation	1,094,562	—	956,544	138,018
Utilities	1,293,258	—	580,511	712,747
Long-Term Fixed Income
Asset-Backed Securities	9,216,788	—	8,440,538	776,250
Basic Materials	2,514,332	—	2,514,332	—
Capital Goods	2,791,095	—	2,791,095	—
Collateralized Mortgage Obligations	11,207,549	—	11,207,549	—
Commercial Mortgage-Backed Securities	274,996	—	274,996	—
Communications Services	4,232,568	—	4,232,568	—
Consumer Cyclical	5,474,153	—	5,474,153	—
Consumer Non-Cyclical	4,780,440	—	4,780,440	—
Energy	4,929,994	—	4,929,994	—
Financials	10,619,405	—	10,619,405	—
Mortgage-Backed Securities	23,535,030	—	23,535,030	—
Technology	2,980,400	—	2,980,400	—
Transportation	723,500	—	723,500	—
Utilities	2,286,513	—	2,286,513	—
Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	4,469,979	4,469,979	—	—
Equity Funds/Exchange Traded Funds	223,586	223,586	—	—
Preferred Stock
Consumer Staples	62,198	62,198	—	—
Energy	405,611	405,611	—	—
Financials	1,204,793	681,723	523,070	—
Real Estate	62,256	62,256	—	—
Common Stock
Energy	254,595	254,595	—	—
Financials	353,246	353,246	—	—
Materials	170,446	170,446	—	—
Utilities	118,857	118,857	—	—
Short-Term Investments	299,704	—	299,704	—

Subtotal Investments in Securities	$152,584,743	$6,802,497	$142,421,354	$3,360,892

Other Investments*	Total
Affiliated Registered Investment Companies	25,360,494
Short-Term Investments	28,745,219
Collateral Held for Securities Loaned	1,083,337

Subtotal Other Investments	$55,189,050

Total Investments at Value	$207,773,793

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	169,679	169,679	—	—
Call Options Written	225	—	—	225

Total Asset Derivatives	$169,904	$169,679	$—	$225

Liability Derivatives
Futures Contracts	22,044	22,044	—	—

Total Liability Derivatives	$22,044	$22,044	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Opportunity Income Plus Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $299,704 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	31	September 2018	$3,673,357	$52,455
CBOT 5-Yr. U.S. Treasury Note	10	September 2018	1,127,453	8,719
CBOT U.S. Long Bond	5	September 2018	721,266	3,734
CME Ultra Long Term U.S. Treasury Bond	10	September 2018	1,545,111	50,514

Total Futures Long Contracts			$7,067,187	$115,422

CBOT 2-Yr. U.S. Treasury Note	(41)	September 2018	($8,670,734)	($14,219)
CME E-mini S&P 500 Index	(20)	September 2018	(2,775,857)	54,257
Ultra 10-Yr. U.S. Treasury Note	(4)	September 2018	(505,112)	(7,825)

Total Futures Short Contracts			($11,951,703)	$32,213

Total Futures Contracts			($4,884,516)	$147,635

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table presents Opportunity Income Plus Portfolio’s options contracts held as of June 29, 2018.

Option Description (Underlying Security Description)	Counter- party	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Call Option(*)	JPM	(2)	$96.84	July 2018	(1,936,875)	($3,525)	$225
(Federal National Mortgage Association Conventional 30 Yr. Pass Through)

Total Options Written Contracts						($3,525)	$225

(*)

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty:
JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$54,257
Total Equity Contracts		54,257
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	115,422
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	225

Total Interest Rate Contracts		115,647

Total Asset Derivatives		$169,904

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	22,044

Total Interest Rate Contracts		22,044

Total Liability Derivatives		$22,044

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(161,249)
Total Equity Contracts		(161,249)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	6,328
Futures	Net realized gains/(losses) on Futures contracts	(13,349)
Total Interest Rate Contracts		(7,021)

Total		($168,270)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	142,490
Total Equity Contracts		142,490
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	225
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	63,760
Total Interest Rate Contracts		63,985

Total		$206,475

The following table presents Opportunity Income Plus Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Short	($3,276,223)
Interest Rate Contracts
Futures - Long	5,328,211
Futures - Short	(10,406,691)
Written Options	(649,746)

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Opportunity Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Fixed Income Holdings	$11,859	$14,986	$—	2,769	$25,360	14.2%

Core Emerging Markets Debt
Total Affiliated Fixed Income Holdings	11,859				25,360	14.2

Affiliated Short-Term Investments	33,974	43,582	48,811	2,875	28,745	16.1
Core Short-Term Reserve, 2.290%

Total Affiliated Short-Term Investments	33,974				28,745	16.1

Collateral held for Securities Loaned	110	6,243	5,270	1,083	1,083	0.6

Cash Management Trust-Collateral Investment
Total Collateral Held for Securities Loaned	110				1,083	0.6

Total Value	$45,943				$55,188

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 6/29/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$—	$(1,485)	—	$446
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	—	—	—	293

Total Income from Affiliated Investments				$739

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	5

Total Affiliated Income from Securities Loaned, Net				$5

Total Value	$—	$(1,485)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (12.8%)
2,180	Amazon.com, Inc.[a]	$3,705,564
7,400	Aptiv plc	678,062
5,100	Carter’s, Inc.	552,789
8,300	Dollar Tree, Inc.[a]	705,500
7,900	Home Depot, Inc.	1,541,290
7,000	McDonald’s Corporation	1,096,830
4,200	Mohawk Industries, Inc.[a]	899,934
23,320	Service Corporation International	834,623
18,400	Starbucks Corporation	898,840
14,600	TJX Companies, Inc.	1,389,628
17,900	Walt Disney Company	1,876,099

	Total	14,179,159

Consumer Staples (6.3%)
4,700	Constellation Brands, Inc.	1,028,689
58,300	Coty, Inc.	822,030
15,200	Herbalife Nutrition, Ltd.[a]	816,544
26,100	Mondelez International, Inc.	1,070,100
17,600	Philip Morris International, Inc.	1,421,024
10,300	Post Holdings, Inc.[a]	886,006
13,600	Sysco Corporation	928,744

	Total	6,973,137

Energy (6.2%)
14,600	Concho Resources, Inc.[a]	2,019,910
21,500	Delek US Holdings, Inc.	1,078,655
18,800	Diamondback Energy, Inc.	2,473,516
6,800	Pioneer Natural Resources Company	1,286,832

	Total	6,858,913

Financials (14.3%)
18,600	American International Group, Inc.	986,172
63,000	Boston Private Financial Holdings, Inc.	1,001,700
15,920	Capital One Financial Corporation	1,463,048
29,200	Citigroup, Inc.	1,954,064
11,500	CME Group, Inc.	1,885,080
16,900	Discover Financial Services	1,189,929
28,400	Essent Group, Ltd.[a]	1,017,288
58,600	F.N.B. Corporation	786,412
21,900	Hartford Financial Services Group, Inc.	1,119,747
17,700	J.P. Morgan Chase & Company	1,844,340
42,200	KeyCorp	824,588
97,460	Regions Financial Corporation	1,732,839

	Total	15,805,207

Health Care (13.1%)
8,300	Alexion Pharmaceuticals, Inc.[a]	1,030,445
35,000	AstraZeneca plc ADR	1,228,850
8,500	Becton, Dickinson and Company	2,036,260
20,100	Bristol-Myers Squibb Company	1,112,334
19,650	Danaher Corporation	1,939,062
9,744	Envision Healthcare Corporation[a]	428,833
3,300	Humana, Inc.	982,179
7,100	Loxo Oncology, Inc.[a]	1,231,708
10,200	Sarepta Therapeutics, Inc.[a]	1,348,236
2,200	UnitedHealth Group, Inc.	539,748
10,000	Vertex Pharmaceuticals, Inc.[a]	1,699,600
8,100	Zimmer Biomet Holdings, Inc.	902,664

	Total	14,479,919

Industrials (10.1%)
7,720	Alaska Air Group, Inc.	466,211
24,800	Colfax Corporation[a]	760,120
4,120	FedEx Corporation	935,487
22,625	Fortive Corporation	1,744,614
17,800	Fortune Brands Home and Security, Inc.	955,682
11,710	IDEX Corporation	1,598,181
20,300	Ingersoll-Rand plc	1,821,519
6,200	Lockheed Martin Corporation	1,831,666
9,150	WABCO Holdings, Inc.[a]	1,070,733

	Total	11,184,213

Information Technology (25.5%)
16,600	Activision Blizzard, Inc.	1,266,912
7,170	Adobe Systems, Inc.[a]	1,748,118
12,300	Agilent Technologies, Inc.	760,632
3,980	Alphabet, Inc., Class Aa	4,494,176
8,200	Broadcom, Ltd.	1,989,648
21,300	CommScope Holding Company, Inc.[a]	622,066
14,000	Ellie Mae, Inc.[a]	1,453,760
300	Facebook, Inc.[a]	58,296
29,200	Inphi Corporation[a,b]	952,212
50,800	Intel Corporation	2,525,268
15,800	Luxoft Holding, Inc.[a]	582,230
74,000	Marvell Technology Group, Ltd.	1,586,560
42,000	Microsoft Corporation	4,141,620
11,740	Monolithic Power Systems, Inc.	1,569,286
12,100	Paycom Software, Inc.[a,b]	1,195,843
17,300	Salesforce.com, Inc.[a]	2,359,720
3,700	Tyler Technologies, Inc.[a]	821,770

	Total	28,128,117

Materials (2.9%)
7,430	Eagle Materials, Inc.	779,927
6,900	LyondellBasell Industries NV	757,965
3,500	Martin Marietta Materials, Inc.	781,655
7,700	Packaging Corporation of America	860,783

	Total	3,180,330

Real Estate (3.4%)
7,600	Boston Properties, Inc.	953,192
48,000	Brandywine Realty Trust	810,240
5,900	Public Storage, Inc.	1,338,474
27,186	RLJ Lodging Trust	599,451

	Total	3,701,357

Telecommunications Services (1.6%)
25,000	AT&T, Inc.	802,750
6,110	T-Mobile US, Inc.[a]	365,072
16,100	Zayo Group Holdings, Inc.[a]	587,328

	Total	1,755,150

Utilities (3.0%)
11,340	Atmos Energy Corporation	1,022,188
11,900	Entergy Corporation	961,401
13,100	Pinnacle West Capital Corporation	1,055,336
11,500	PPL Corporation	328,325

	Total	3,367,250

	Total Common Stock (cost $88,161,140)	109,612,752

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Collateral Held for Securities Loaned (1.6%)	Value
1,840,625	Thrivent Cash Management Trust	$1,840,625

	Total Collateral Held for Securities Loaned (cost $1,840,625)	1,840,625

Shares or Principal Amount	Short-Term Investments (0.3%)
	Thrivent Core Short-Term Reserve Fund
30,354	2.290%	303,538

	Total Short-Term Investments (cost $303,538)	303,538

	Total Investments (cost $90,305,303) 101.1%	$111,756,915

	Other Assets and Liabilities, Net (1.1%)	(1,238,078)

	Total Net Assets 100.0%	$110,518,837

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner All Cap Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$1,788,645

Total lending	$1,788,645
Gross amount payable upon return of collateral for securities loaned	$1,840,625

Net amounts due to counterparty	$51,980

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$24,901,317
Gross unrealized depreciation	(3,469,313)

Net unrealized appreciation (depreciation)	$21,432,004
Cost for federal income tax purposes	$90,324,911

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	14,179,159	14,179,159	—	—
Consumer Staples	6,973,137	6,973,137	—	—
Energy	6,858,913	6,858,913	—	—
Financials	15,805,207	15,805,207	—	—
Health Care	14,479,919	14,479,919	—	—
Industrials	11,184,213	11,184,213	—	—
Information Technology	28,128,117	28,128,117	—	—
Materials	3,180,330	3,180,330	—	—
Real Estate	3,701,357	3,701,357	—	—
Telecommunications Services	1,755,150	1,755,150	—	—
Utilities	3,367,250	3,367,250	—	—

Subtotal Investments in Securities	$109,612,752	$109,612,752	$—	$—

Other Investments *	Total
Short-Term Investments	303,538
Collateral Held for Securities Loaned	1,840,625

Subtotal Other Investments	$2,144,163

Total Investments at Value	$111,756,915

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$945	$8,366	$9,007	30	$304	0.3%

Total Affiliated Short-Term Investments	945				304	0.3

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	—	8,773	6,932	1,841	1,841	1.6

Total Collateral Held for Securities Loaned	—				1,841	1.6

Total Value	$945				$2,145

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 -6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$10

Total Income from Affiliated Investments				$10

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	11

Total Affiliated Income from Securities Loaned, Net				$11

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (92.6%)	Value
Brazil (10.0%)
277,400	Ambev SA	$1,286,887
313,674	Banco Bradesco SA ADR	2,151,806
101,300	BRF SAa	470,202
157,415	Lojas Renner SA	1,175,409
55,956	Multiplan Empreendimentos Imobiliarios SA	817,305
79,186	Ultrapar Participacoes SA	937,789
174,012	Vale SA ADR	2,230,834

	Total	9,070,232

Cayman Islands (9.6%)
3,358	Autohome, Inc. ADR	339,158
424,000	China Resources Land, Ltd.	1,424,240
9,386	Huazhu Group, Ltd.	394,118
1,500	Sunny Optical Technology Group Company, Ltd.	27,821
120,600	Tencent Holdings, Ltd.	6,055,978
42,000	Wuxi Biologics (Cayman), Inc.[a,b]	465,912

	Total	8,707,227

Chile (2.0%)
29,770	Banco Santander Chile SA ADR	935,671
100,640	S.A.C.I. Falabella	922,309

	Total	1,857,980

China (10.3%)
139,200	China International Travel Service Corporation, Ltd.	1,350,159
246,117	Hangzhou Hikvision Digital Technology Company, Ltd.	1,375,572
17,295	Kweichow Moutai Company, Ltd.	1,903,878
150,700	Midea Group Company, Ltd.	1,183,812
239,500	Ping An Insurance Company of China, Ltd.	2,193,263
159,282	Shanghai International Airport Company, Ltd.	1,329,828

	Total	9,336,512

Hong Kong (7.6%)
279,000	AIA Group, Ltd.	2,430,484
213,500	China Mobile, Ltd.	1,894,374
350,000	Hang Lung Group, Ltd.	979,994
132,000	Hang Lung Properties, Ltd.	271,138
44,408	Hong Kong Exchanges and Clearing, Ltd.	1,329,022

	Total	6,905,012

Hungary (0.8%)
38,010	Richter Gedeon Nyrt	692,144

	Total	692,144

India (14.7%)
152,607	Aditya Birla Capital, Ltd.[a]	297,002
73,505	Grasim Industries, Ltd.	1,081,739
31,750	Grasim Industries, Ltd. GDR	466,725
19,300	Hero Motocorp, Ltd.	978,605
61,100	Hindustan Unilever, Ltd.	1,463,383
120,590	Housing Development Finance Corporation	3,360,190
434,079	ITC, Ltd.	1,686,848
70,038	Kotak Mahindra Bank, Ltd.	1,374,535
61,762	Tata Consultancy Services, Ltd.	1,665,732
16,447	Ultra Tech Cement, Ltd.	917,172

	Total	13,291,931

Indonesia (4.6%)
3,843,600	Astra International Tbk PT	1,769,573
796,900	Indocement Tunggal Prakarsa Tbk PT	757,782
1,071,800	PT Bank Central Asia Tbk	1,600,658

	Total	4,128,013

Malaysia (1.4%)
216,000	Public Bank Berhad	1,249,541

	Total	1,249,541

Mexico (5.3%)
22,400	Fomento Economico Mexicano SAB de CV ADR	1,966,496
77,700	Grupo Aeroportuario del Sureste, SAB de CV	1,234,342
275,913	Grupo Financiero Banorte SAB de CV ADR	1,622,393

	Total	4,823,231

Philippines (3.5%)
72,650	Ayala Corporation	1,252,317
1,031,900	Ayala Land, Inc.	732,653
704,366	Bank of the Philippine Islands	1,168,591

	Total	3,153,561

Poland (0.9%)
26,419	Bank Pekao SAa	795,199

	Total	795,199

Portugal (0.2%)
9,822	Jeronimo Martins SGPS SA	141,481

	Total	141,481

Russia (2.7%)
21,959	Lukoil ADR	1,495,449
12,919	Magnit PJSC	947,620

	Total	2,443,069

South Africa (3.0%)
88,421	Massmart Holdings, Ltd.	719,486
135,100	MTN Group, Ltd.	1,062,678
168,308	Truworths International, Ltd.	941,028

	Total	2,723,192

South Korea (3.8%)
2,811	Amorepacific Corporation	390,545
6,081	Amorepacific Group	674,085
2,938	LG Chem, Ltd.	879,368
2,253	NAVER Corporation	1,541,739

	Total	3,485,737

Taiwan (4.9%)
622,499	Taiwan Semiconductor Manufacturing Company, Ltd.	4,420,415

	Total	4,420,415

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (92.6%)	Value
Thailand (2.8%)
131,900	Siam Cement pcl	$1,639,447
259,900	Siam Commercial Bank pcl	927,913

	Total	2,567,360

Turkey (1.7%)
70,836	BIM Birlesik Magazalar AS	1,034,498
256,490	Turkiye Garanti Bankasi AS	467,877

	Total	1,502,375

United Kingdom (0.7%)
73,303	Standard Chartered plc	665,841

	Total	665,841

United States (2.1%)
50,600	Yum China Holding, Inc.	1,946,076

	Total	1,946,076

	Total Common Stock (cost $77,923,364)	83,906,129

	Preferred Stock (5.8%)
South Korea (5.8%)
156,350	Samsung Electronics Company, Ltd.	5,279,768

	Total	5,279,768

	Total Preferred Stock (cost $2,836,457)	5,279,768

Shares or Principal Amount	Short-Term Investments (2.0%)
	Thrivent Core Short-Term Reserve Fund
184,316	2.290%	1,843,162

	Total Short-Term Investments (cost $1,843,162)	1,843,162

	Total Investments (cost $82,602,983) 100.4%	$91,029,059

	Other Assets and Liabilities, Net (0.4%)	(392,782)

	Total Net Assets 100.0%	$90,636,277

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $465,912 or 0.5% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,179,513
Gross unrealized depreciation	(8,831,021)

Net unrealized appreciation (depreciation)	$8,348,492
Cost for federal income tax purposes	$82,680,567

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Partner Emerging Markets Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	10,661,089	2,340,194	8,320,895	—
Consumer Staples	12,713,230	1,966,496	10,746,734	—
Energy	2,433,238	—	2,433,238	—
Financials	23,822,303	3,087,477	20,734,826	—
Health Care	1,158,056	—	1,158,056	—
Industrials	3,988,410	—	3,988,410	—
Information Technology	14,023,022	339,158	13,683,864	—
Materials	9,348,639	2,230,834	7,117,805	—
Real Estate	2,801,090	—	2,801,090	—
Telecommunications Services	2,957,052	—	2,957,052	—
Preferred Stock
Information Technology	5,279,768	—	5,279,768	—

Subtotal Investments in Securities	$89,185,897	$9,964,159	$79,221,738	$—

Other Investments *	Total
Short-Term Investments	1,843,162

Subtotal Other Investments	$1,843,162

Total Investments at Value	$91,029,059

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands*) for the fiscal year to date, in Partner Emerging Markets Equity Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$1,803	$10,950	$10,910	184	$1,843	2.0%

Total Affiliated Short-Term Investments	1,803				1,843	2.0

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	—	4,131	4,131	—	—	—

Total Collateral Held for Securities Loaned	—			—	—	—

Total Value	$1,803				$1,843

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018- 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$21

Total Income from Affiliated Investments				$21

Total Value	$—	$—	$—

*	Affiliated income from securities loaned, net <$1,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.1%)	Value
Consumer Discretionary (23.5%)
11,654	Amazon.com, Inc.[a]	$19,809,469
20,400	Aptiv plc	1,869,252
4,267	Booking Holdings, Inc.[a]	8,649,593
95,078	Caesars Entertainment Corporation[a]	1,017,335
7,512	Dollar General Corporation	740,683
26,170	Dollarama, Inc.	1,014,432
8,732	Ferrari NV	1,178,907
7,629	Hilton Worldwide Holdings, Inc.	603,912
18,300	Las Vegas Sands Corporation	1,397,388
8,458	Netflix, lnc.[a]	3,310,715
26,700	NIKE, Inc.	2,127,456
283	NVR, Inc.[a]	840,609
14,343	Tesla, Inc.[a]	4,918,932
21,988	Walt Disney Company	2,304,562
10,571	Wynn Resorts, Ltd.	1,768,951

	Total	51,552,196

Consumer Staples (1.7%)
10,095	PepsiCo, Inc.	1,099,042
32,051	Philip Morris International, Inc.	2,587,798

	Total	3,686,840

Financials (6.0%)
45,355	Charles Schwab Corporation	2,317,640
14,634	Chubb, Ltd.	1,858,811
4,482	First Republic Bank	433,813
27,101	Intercontinental Exchange, Inc.	1,993,278
21,600	J.P. Morgan Chase & Company	2,250,720
35,819	Morgan Stanley	1,697,821
49,171	TD Ameritrade Holding Corporation	2,693,096

	Total	13,245,179

Health Care (12.9%)
17,435	Alexion Pharmaceuticals, Inc.[a]	2,164,555
10,700	Anthem, Inc.	2,546,921
19,408	Becton, Dickinson and Company	4,649,381
14,428	Centene Corporation[a]	1,777,674
5,216	CIGNA Corporation	886,459
7,616	Danaher Corporation	751,547
7,198	Intuitive Surgical, Inc.[a]	3,444,099
21,090	Stryker Corporation	3,561,258
21,951	UnitedHealth Group, Inc.	5,385,458
18,227	Vertex Pharmaceuticals, Inc.[a]	3,097,861

	Total	28,265,213

Industrials (8.9%)
17,267	American Airlines Group, Inc.	655,455
21,632	Boeing Company	7,257,752
16,026	Equifax, Inc.	2,005,013
23,729	Fortive Corporation	1,829,743
11,287	Honeywell International, Inc.	1,625,893
3,900	Illinois Tool Works, Inc.	540,306
7,567	Roper Industries, Inc.	2,087,811
28,437	TransUnion	2,037,227
13,890	Wabtec Corporation	1,369,276

	Total	19,408,476

Information Technology (42.7%)
20,492	Activision Blizzard, Inc.	1,563,949
109	Adyen NVa,b	60,049
36,418	Alibaba Group Holding, Ltd. ADR[a]	6,756,632
5,045	Alphabet, Inc., Class Aa	5,696,764
5,665	Alphabet, Inc., Class Ca	6,320,157
9,562	Apple, Inc.	1,770,022
7,516	ASML Holding NV GDR	1,487,943
9,400	Broadcom, Ltd.	2,280,816
1,981	Dropbox, Inc.[a,c]	64,224
4,854	Dropbox, Inc., Restricted*,a,d	149,498
16,043	Electronic Arts, Inc.[a]	2,262,384
55,950	Facebook, Inc.[a]	10,872,204
14,700	Fidelity National Information Services, Inc.	1,558,641
21,725	Fiserv, Inc.[a]	1,609,605
18,025	Intuit, Inc.	3,682,598
29,225	MasterCard, Inc.	5,743,297
115,356	Microsoft Corporation	11,375,255
38,192	PayPal Holdings, Inc.[a]	3,180,248
10,381	Red Hat, Inc.[a]	1,394,895
29,131	Salesforce.com, Inc.[a]	3,973,468
9,498	ServiceNow, Inc.[a]	1,638,120
124,470	Symantec Corporation	2,570,305
75,900	Tencent Holdings, Ltd.	3,811,349
17,080	Texas Instruments, Inc.	1,883,070
51,537	Visa, Inc.	6,826,076
6,576	VMware, Inc.[a]	966,475
13,174	Workday, Inc.[a]	1,595,635
30,813	Worldpay, Inc.[a]	2,519,887

	Total	93,613,566

Materials (0.6%)
20,200	DowDuPont, Inc.	1,331,584

	Total	1,331,584

Real Estate (1.3%)
25,389	Crown Castle International Corporation	2,737,442

	Total	2,737,442

Utilities (1.5%)
8,666	American Water Works Company, Inc.	739,903
5,012	NextEra Energy, Inc.	837,155

15,494	Sempra Energy	1,799,008

	Total	3,376,066

	Total Common Stock (cost $136,590,328)	217,216,562

Principal Amount	Long-Term Fixed Income (0.2%)
Consumer Cyclical (0.2%)
	Caesars Entertainment Corporation, Convertible
$198,163	5.000%, 10/1/2024	338,915

	Total	338,915

	Total Long-Term Fixed Income (cost $503,141)	338,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Preferred Stock (0.1%)	Value
Consumer Discretionary (0.1%)
2,943	Airbnb, Inc., Convertible*a,d	$334,119

	Total	334,119

	Total Preferred Stock (cost $119,819)	334,119

	Collateral Held for Securities Loaned (<0.1%)
58,225	Thrivent Cash Management Trust	58,225

	Total Collateral Held for Securities Loaned (cost $58,225)	58,225

Shares or Principal Amount	Short-Term Investments (1.1%)
	Thrivent Core Short-Term Reserve Fund
232,046	2.290%	2,320,458

	Total Short-Term Investments (cost $2,320,458)	2,320,458

	Total Investments (cost $139,591,971) 100.5%	$220,268,279

	Other Assets and Liabilities, Net (0.5%)	(1,032,356)

	Total Net Assets 100.0%	$219,235,923

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $60,049 or 0.0% of total net assets.

c	All or a portion of the security is on loan.
d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Growth Stock Portfolio as of June 29, 2018 was $483,617 or 0.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Airbnb, Inc., Convertible	4/16/2014	$119,819
Dropbox, Inc., Restricted	11/7/2014	139,076

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Growth Stock Portfolio as of June 29, 2018:

Securities Lending Transactions

Common Stock	$55,114

Total lending	$55,114
Gross amount payable upon return of collateral for securities loaned	$58,225

Net amounts due to counterparty	$3,111

Definitions:

ADR	-	American Depositary Receipt, which are certificates foran underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$82,967,559
Gross unrealized depreciation	(2,734,908)

Net unrealized appreciation (depreciation)	$80,232,651
Cost for federal income tax purposes	$140,035,628

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	51,552,196	50,537,764	1,014,432	—
Consumer Staples	3,686,840	3,686,840	—	—
Financials	13,245,179	13,245,179	—	—
Health Care	28,265,213	28,265,213	—	—
Industrials	19,408,476	19,408,476	—	—
Information Technology	93,613,566	89,592,670	3,871,398	149,498
Materials	1,331,584	1,331,584	—	—
Real Estate	2,737,442	2,737,442	—	—
Utilities	3,376,066	3,376,066	—	—
Preferred Stock
Consumer Discretionary	334,119	—	—	334,119
Long-Term Fixed Income
Consumer Cyclical	338,915	—	338,915	—

Subtotal Investments in Securities	$217,889,596	$212,181,234	$5,224,745	$483,617

Other Investments *	Total
Short-Term Investments	2,320,458
Collateral Held for Securities Loaned	58,225

Subtotal Other Investments	$2,378,683

Total Investments at Value	$220,268,279

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$1,832	$23,577	$23,089	232	$2,320	1.1%

Total Affiliated Short-Term Investments	1,832				2,320	1.1

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	32,577	32,519	58	58	<0.1%

Total Collateral Held for Securities Loaned	—				58	<0.01

Total Value	$1,832				$2,378

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$18
Total Income from Affiliated Investments				$18

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	19

Total Affiliated Income from Securities Loaned, Net				$19

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (97.7%)	Value
Biotechnology (18.9%)
21,900	ACADIA Pharmaceuticals, Inc.[a,b]	$334,413
20,880	Acceleron Pharma, Inc.[b]	1,013,098
9,280	Agios Pharmaceuticals, Inc.[b]	781,654
16,400	Alexion Pharmaceuticals, Inc.[b]	2,036,060
8,700	Alnylam Pharmaceuticals, Inc.[b]	856,863
16,528	Amgen, Inc.	3,050,904
13,125	Amicus Therapeutics, Inc.[b]	205,012
900	AnaptysBio, Inc.[b]	63,936
8,471	Apellis Pharmaceuticals, Inc.[a,b]	186,362
14,692	Arena Pharmaceuticals, Inc.[b]	640,571
2,645	Argenx SE ADR[b]	219,165
14,790	Biogen, Inc.[b]	4,292,650
4,130	Biohaven Pharmaceutical Holding Company, Ltd.[b]	163,218
18,789	BioMarin Pharmaceutical, Inc.[b]	1,769,924
1,300	Bluebird Bio, Inc.[b]	204,035
2,000	Blueprint Medicines Corporation[b]	126,960
8,797	Cellectis SAb	248,867
6,600	Cytokinetics, Inc.[b]	54,780
2,639	Eidos Therapeutics, Inc.[b]	53,677
3,300	Galapagos NV ADR[b]	304,194
50,010	Gilead Sciences, Inc.	3,542,708
3,100	Global Blood Therapeutics, Inc.[b]	140,120
24,290	Halozyme Therapeutics, Inc.[b]	409,772
13,439	Incyte Corporation[b]	900,413
17,244	InflaRx NVb	556,119
39,400	Insmed, Inc.[b]	931,810
1,500	Intercept Pharmaceuticals, Inc.[b]	125,865
1,200	Madrigal Pharmaceuticals, Inc.[a,b]	335,628
9,489	Myovant Sciences, Ltd.[a,b]	217,013
5,300	Neurocrine Biosciences, Inc.[b]	520,672
2,850	Regeneron Pharmaceuticals, Inc.[b]	983,222
7,900	Sage Therapeutics, Inc.[b]	1,236,587
24,780	Sarepta Therapeutics, Inc.[b]	3,275,420
29,300	Seattle Genetics, Inc.[b]	1,945,227
5,400	Spark Therapeutics, Inc.[b]	446,904
32,400	Spectrum Pharmaceuticals, Inc.[b]	679,104
9,130	Syndax Pharmaceuticals, Inc.[b]	64,093
10,670	TESARO, Inc.[a,b]	474,495
12,600	Ultragenyx Pharmaceutical, Inc.[b]	968,562
19,820	Vertex Pharmaceuticals, Inc.[b]	3,368,607

	Total	37,728,684

Consumer Discretionary (0.6%)
34,900	Service Corporation International	1,249,071

	Total	1,249,071

Health Care Distributors (0.4%)
9,410	AmerisourceBergen Corporation	802,391

	Total	802,391

Health Care Equipment (27.7%)
140,590	Abbott Laboratories	8,574,584
62,910	Baxter International, Inc.	4,645,275
15,990	Becton, Dickinson and Company	3,830,564
242,920	Boston Scientific Corporation[b]	7,943,484
18,341	Edwards Lifesciences Corporation[b]	2,669,899
14,300	Globus Medical, Inc.[b]	721,578
7,020	Intuitive Surgical, Inc.[b]	3,358,930
8,930	iRhythm Technologies, Inc.[b]	724,491
22,300	Masimo Corporation[b]	2,177,595
98,120	Medtronic plc	8,400,053
14,300	Nevro Corporation[b]	1,141,855
18,950	ResMed, Inc.	1,962,841
40,320	Stryker Corporation	6,808,435
4,780	Teleflex, Inc.	1,282,044
8,700	Varian Medical Systems, Inc.[b]	989,364

	Total	55,230,992

Health Care Facilities (1.1%)
10,340	HCA Healthcare, Inc.	1,060,884
9,610	Universal Health Services, Inc.	1,070,938

	Total	2,131,822

Health Care Services (4.7%)
23,230	Amedisys, Inc.[b]	1,985,236
31,790	DaVita, Inc.[b]	2,207,497
46,440	Quest Diagnostics, Inc.	5,105,614

	Total	9,298,347

Health Care Supplies (0.3%)
2,858	Cooper Companies, Inc.	672,916

	Total	672,916

Health Care Technology (0.6%)
21,800	Teladoc, Inc.[a,b]	1,265,490

	Total	1,265,490

Life Sciences Tools & Services (3.5%)
18,820	Agilent Technologies, Inc.	1,163,829
4,188	Charles River Laboratories International, Inc.[b]	470,145
6,000	Jazz Pharmaceuticals, Inc.[b]	1,033,800
28,000	Qiagen NVb	1,012,480
15,950	Thermo Fisher Scientific, Inc.	3,303,883

	Total	6,984,137

Managed Health Care (17.9%)
20,900	Anthem, Inc.	4,974,827
24,950	Centene Corporation[b]	3,074,089
23,119	CIGNA Corporation	3,929,074
7,400	HealthEquity, Inc.[b]	555,740
16,120	Humana, Inc.	4,797,796
6,600	Molina Healthcare, Inc.[b]	646,404
68,929	UnitedHealth Group, Inc.	16,911,041
3,800	Wellcare Health Plans, Inc.[b]	935,712

	Total	35,824,683

Pharmaceuticals (22.0%)
21,160	Allergan plc	3,527,795
1,300	Assembly Biosciences, Inc.[b]	50,973
40,100	AstraZeneca plc	2,773,601
36,450	AstraZeneca plc ADR	1,279,760
61,090	Bristol-Myers Squibb Company	3,380,721
9,300	Chugai Pharmaceutical Company, Ltd.	486,953
39,930	Eli Lilly and Company	3,407,227
24,549	Johnson & Johnson	2,978,776
10,800	Medicines Company[b]	396,360
64,161	Merck & Company, Inc.	3,894,573
16,640	Merck KGaA	1,619,862
4,300	Nektar Therapeutics[b]	209,969
19,720	Novartis AG ADR	1,489,649
43,420	Novo Nordisk AS ADR	2,002,530
272,115	Pfizer, Inc.	9,872,332
3,500	Reata Pharmaceuticals, Inc.[a,b]	122,395
12,380	Sanofi	993,614

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (97.7%)	Value
Pharmaceuticals (22.0%) - continued
30,350	Sanofi ADR	$1,214,304
20,700	Teva Pharmaceutical Industries, Ltd. ADR	503,424
2,780	Theravance Biopharma, Inc.[b]	63,050
5,388	Tricida, Inc.[b]	161,101
70,500	Wuxi Biologics (Cayman), Inc.[b,c]	782,067
31,370	Zoetis, Inc.	2,672,410

	Total	43,883,446

	Total Common Stock (cost $179,840,739)	195,071,979

	Collateral Held for Securities Loaned (1.4%)
2,680,000	Thrivent Cash Management Trust	2,680,000

	Total Collateral Held for Securities Loaned (cost $2,680,000)	2,680,000

Shares or Principal Amount	Short-Term Investments (2.2%)
	Thrivent Core Short-Term Reserve Fund
438,512	2.290%	4,385,122

	Total Short-Term Investments (cost $4,385,122)	4,385,122

	Total Investments (cost $186,905,861) 101.3%	$202,137,101

	Other Assets and Liabilities, Net (1.3%)	(2,552,933)

	Total Net Assets 100.0%	$199,584,168

a	All or a portion of the security is on loan.
b	Non-income producing security.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $782,067 or 0.4% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Healthcare Portfolio as of June 29, 2018:

Securities Lending Transactions

Common Stock	$2,640,360

Total lending	$2,640,360
Gross amount payable upon return of collateral for securities loaned	$2,680,000

Net amounts due to counterparty	$39,640

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,316,405
Gross unrealized depreciation	(7,274,314)

Net unrealized appreciation (depreciation)	$15,042,091
Cost for federal income tax purposes	$185,337,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock Biotechnology	37,728,684	37,728,684	—	—
Consumer Discretionary	1,249,071	1,249,071	—	—
Health Care Distributors	802,391	802,391	—	—
Health Care Equipment	55,230,992	55,230,992	—	—
Health Care Facilities	2,131,822	2,131,822	—	—
Health Care Services	9,298,347	9,298,347	—	—
Health Care Supplies	672,916	672,916	—	—
Health Care Technology	1,265,490	1,265,490	—	—
Life Sciences Tools & Services	6,984,137	6,984,137	—	—
Managed Health Care	35,824,683	35,824,683	—	—
Pharmaceuticals	43,883,446	37,227,349	6,656,097	—

Subtotal Investments in Securities	$195,071,979	$188,415,882	$6,656,097	$—

Other Investments *	Total
Short-Term Investments	4,385,122
Collateral Held for Securities Loaned	2,680,000

Subtotal Other Investments	$7,065,122

Total Investments at Value	$202,137,101

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Foreign Currency Forward Contracts	102,399	—	102,399	—

Total Asset Derivatives	$102,399	$—	$102,399	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Partner Healthcare Portfolio’s foreign currency forward contracts held as of June 29, 2018.

Foreign Currency Forward Contracts
Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Euro	SSB	1,503,400	USD	7/11/2018	$1,757,185	$102,399

Total					$1,757,185	$102,399

Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward Contracts						$102,399

Counterparty:
SSB	-	State Street Bank

Currency:
USD	-	United States Dollar

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	102,399
Total Foreign Exchange Contracts		102,399

Total Asset Derivatives		$102,399

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(198,039)
Total Foreign Exchange Contracts		(198,039)

Total		($198,039)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	173,560
Total Foreign Exchange Contracts		173,560

Total		$173,560

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Foreign Exchange Contracts Contracts Purchased	($2,996,800)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$4,396	$20,788	$20,799	439	$4,385	2.2%

Total Affiliated Short-Term Investments	4,396				4,385	2.2

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	—	15,102	12,422	2,680	2,680	1.4

Total Collateral Held for Securities Loaned	—				2,680	1.4

Total Value	$4,396				$7,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 -6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$56

Total Income from Affiliated Investments				$56

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	6

Total Affiliated Income from Securities Loaned, Net				$6

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWILD ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value	% of Net Assets
Australia (4.8%)
525,593	Australia & New Zealand Banking Group, Ltd.	$11,000,442	0.6%
62,168	CSL, Ltd.	8,849,189	0.5%
3,952,076	Medibank Private, Ltd.	8,533,452	0.4%
	Other Securities^	64,584,623	3.3%

	Total	92,967,706

Austria (0.8%)
164,035	OMV AG	9,277,464	0.5%
	Other Securities^	6,973,426	0.3%

	Total	16,250,890

Belgium (0.2%)
	Other Securities^	3,024,763	0.2%

	Total	3,024,763

Bermuda (<0.1%)
	Other Securities^	493,069	<0.1%

	Total	493,069

Brazil (1.4%)
956,213	Banco Bradesco SA ADR	6,559,621	0.3%
516,071	Vale SA ADR	6,616,030	0.3%
	Other Securities^	14,216,174	0.8%

	Total	27,391,825

Canada (2.3%)
80,646	Canadian National Railway Company	6,596,329	0.3%
174,591	Dollarama, Inc.	6,767,700	0.4%
	Other Securities^	31,553,997	1.6%

	Total	44,918,026

Cayman Islands (1.7%)
345,700	Tencent Holdings, Ltd.	17,359,465	0.9%
	Other Securities^	16,210,595	0.8%

	Total	33,570,060

Chile (0.3%)
	Other Securities^	5,330,716	0.3%

	Total	5,330,716

China (1.3%)
	Other Securities^	25,857,519	1.3%

	Total	25,857,519

Denmark (1.7%)
269,462	Novo Nordisk AS	12,446,602	0.6%
23,174	Rockwool International AS	9,033,364	0.5%
	Other Securities^	11,464,293	0.6%

	Total	32,944,259

Faroe Islands (0.1%)
	Other Securities^	1,259,750	0.1%

	Total	1,259,750

Finland (1.3%)
473,125	UPM-Kymmene Oyj	16,845,684	0.9%
	Other Securities^	9,080,540	0.4%

	Total	25,926,224

France (5.6%)
361,509	AXA SA	8,833,042	0.5%
56,968	Capgemini SA	7,634,284	0.4%
15,034	Kering SA	8,468,708	0.5%
30,213	LVMH Moet Hennessy Louis Vuitton SE	10,031,301	0.5%
60,757	Safran SA	7,357,979	0.4%
92,336	Schneider Electric SE	7,679,295	0.4%
169,884	Total SA	10,316,348	0.6%
	Other Securities^	47,009,090	2.3%

	Total	107,330,047

Germany (5.2%)
52,197	Allianz SE	10,755,451	0.5%
197,627	BASF SE	18,867,187	1.0%
	Other Securities^	70,182,641	3.7%

	Total	99,805,279

Hong Kong (2.1%)
799,600	AIA Group, Ltd.	6,965,645	0.4%
486,000	Sun Hung Kai Properties, Ltd.	7,322,046	0.4%
	Other Securities^	26,152,988	1.3%

	Total	40,440,679

Hungary (0.1%)
	Other Securities^	2,030,362	0.1%

	Total	2,030,362

India (2.0%)
346,583	Housing Development Finance Corporation	9,657,390	0.5%
	Other Securities^	28,655,890	1.5%

	Total	38,313,280

Indonesia (0.6%)
	Other Securities^	12,460,945	0.6%

	Total	12,460,945

Ireland (0.3%)
	Other Securities^	6,012,606	0.3%

	Total	6,012,606

Isle of Man (0.2%)
	Other Securities^	2,974,019	0.2%

	Total	2,974,019

Israel (0.2%)
	Other Securities^	3,416,108	0.2%

	Total	3,416,108

Italy (2.2%)
	Other Securities^	42,922,879	2.2%

	Total	42,922,879

PARTNER WORLDWILD ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value	% of Net Assets
Japan (19.4%)
552,400	Honda Motor Company, Ltd.	$16,196,912	0.8%
402,600	Japan Tobacco, Inc.	11,251,228	0.6%
14,600	Keyence Corporation	8,234,612	0.4%
4,764,300	Mizuho Financial Group, Inc.	8,025,395	0.4%
1,836,605	Nissan Motor Company, Ltd.	17,870,524	0.9%
477,600	Osaka Gas Company, Ltd.	9,889,167	0.5%
419,900	Sekisui House, Ltd.	7,421,474	0.4%
838,700	Sumitomo Electric Industries, Ltd.	12,473,674	0.7%
	Other Securities^	282,608,447	14.7%

	Total	373,971,433

Jersey (0.1%)
	Other Securities^	1,038,814	0.1%

	Total	1,038,814

Luxembourg (0.1%)
	Other Securities^	1,175,020	0.1%

	Total	1,175,020

Malaysia (0.2%)
	Other Securities^	3,205,421	0.2%

	Total	3,205,421

Mexico (0.7%)
	Other Securities^	13,800,508	0.7%

	Total	13,800,508

Netherlands (2.9%)
384,003	RELX NV	8,163,471	0.5%
231,127	Unilever NV	12,877,714	0.7%
	Other Securities^	34,387,027	1.7%

	Total	55,428,212

New Zealand (<0.1%)
	Other Securities^	870,755	<0.1%

	Total	870,755

Norway (2.2%)
905,323	DnB ASA	17,629,409	0.9%
539,466	Telenor ASA	11,048,534	0.6%
	Other Securities^	12,885,306	0.7%

	Total	41,563,249

Philippines (0.5%)
	Other Securities^	9,292,716	0.5%

	Total	9,292,716

Poland (0.1%)
	Other Securities^	2,343,186	0.1%

	Total	2,343,186

Portugal (0.3%)
	Other Securities^	5,983,753	0.3%

	Total	5,983,753

Russia (0.4%)
	Other Securities^	7,550,438	0.4%

	Total	7,550,438

Singapore (0.5%)
	Other Securities^	9,343,036	0.5%

	Total	9,343,036

South Africa (0.4%)
	Other Securities^	7,355,654	0.4%

	Total	7,355,654

South Korea (0.5%)
	Other Securities^	9,952,371	0.5%

	Total	9,952,371

Spain (2.4%)
	Other Securities^	45,527,074	2.4%

	Total	45,527,074

Sweden (2.7%)
	Other Securities^	52,131,289	2.7%

	Total	52,131,289

Switzerland (5.2%)
90,074	Ferguson plc	7,287,682	0.4%
198,126	Nestle SA	15,354,933	0.8%
127,083	Novartis AG	9,626,657	0.5%
105,434	Roche Holding AG	23,391,395	1.2%
11,816	Roche Holding AG-BR	2,665,264	0.1%
	Other Securities^	42,274,013	2.2%

	Total	100,599,944

Taiwan (0.6%)
1,749,951	Taiwan Semiconductor Manufacturing Company, Ltd.	12,426,541	0.6%

	Total	12,426,541

Thailand (0.4%)
	Other Securities^	7,610,899	0.4%

	Total	7,610,899

Turkey (0.2%)
	Other Securities^	3,961,596	0.2%

	Total	3,961,596

United Kingdom (12.5%)
641,799	BHP Billiton plc	14,403,518	0.8%
1,038,793	BP plc	7,903,667	0.4%
279,657	Diageo plc	10,046,919	0.5%
1,035,575	Howden Joinery Group plc	7,302,791	0.4%
3,051,714	HSBC Holdings plc	28,516,260	1.5%
136,796	Rio Tinto plc	7,539,985	0.4%
240,517	Royal Dutch Shell plc, Class A	8,324,027	0.4%
547,944	Royal Dutch Shell plc, Class B	19,623,497	1.0%
	Other Securities^	137,681,218	7.1%

	Total	241,341,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWILD ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value	% of Net Assets
	United States (0.4%)
	Other Securities^	$8,078,914	0.4%
	Total	8,078,914

	Total Common Stock (cost $1,571,036,977)	1,680,193,716

Principal Amount	Long-Term Fixed Income (9.1%)
	Angola (0.1%)
	Other Securities^	2,202,536	0.1%

	Total	2,202,536

	Argentina (0.7%)
	Other Securities^	13,721,029	0.7%

	Total	13,721,029

	Azerbaijan (<0.1%)
	Other Securities^	205,875	<0.1%

	Total	205,875

	Belize (<0.1%)
	Other Securities^	69,026	<0.1%

	Total	69,026

	Bermuda (0.1%)
	Other Securities^	1,159,525	0.1%

	Total	1,159,525

	Brazil (0.2%)
	Other Securities^	2,263,226	0.2%

	Total	2,263,226

	Cayman Islands (0.1%)
	Other Securities^	1,234,931	0.1%

	Total	1,234,931

	Chile (0.2%)
	Other Securities^	3,593,942	0.2%

	Total	3,593,942

	Colombia (0.1%)
	Other Securities^	1,917,114	0.1%

	Total	1,917,114

	Costa Rica (0.2%)
	Other Securities^	2,554,511	0.2%

	Total	2,554,511

	Croatia (<0.1%)
	Other Securities^	238,836	<0.1%

	Total	238,836

	Dominican Republic (0.3%)
	Other Securities^	6,637,319	0.3%

	Total	6,637,319

	Ecuador (0.4%)
	Other Securities^	6,612,148	0.4%

	Total	6,612,148

	Egypt (0.2%)
	Other Securities^	3,046,166	0.2%

	Total	3,046,166

	El Salvador (<0.1%)
	Other Securities^	610,151	<0.1%

	Total	610,151

	France (<0.1%)
	Other Securities^	104,142	<0.1%

	Total	104,142

	Gabon (<0.1%)
	Other Securities^	725,249	<0.1%

	Total	725,249

	Ghana (0.1%)
	Other Securities^	1,403,669	0.1%

	Total	1,403,669

	Guatemala (0.2%)
	Other Securities^	3,998,009	0.2%

	Total	3,998,009

	Honduras (0.1%)
	Other Securities^	1,389,021	0.1%

	Total	1,389,021

	Hong Kong (<0.1%)
	Other Securities^	369,246	<0.1%

	Total	369,246

	Hungary (<0.1%)
	Other Securities^	220,080	<0.1%

	Total	220,080

	India (0.1%)
	Other Securities^	2,602,699	0.1%

	Total	2,602,699

	Indonesia (0.8%)
	Other Securities^	16,740,087	0.8%

	Total	16,740,087

	Iraq (<0.1%)
	Other Securities^	452,209	<0.1%

	Total	452,209

	Ireland (<0.1%)
	Other Securities^	697,235	<0.1%

	Total	697,235

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.1%)	Value	% of Net Assets
	Isle of Man (<0.1%)
	Other Securities^	$662,584	<0.1%

	Total	662,584

	Israel (<0.1%)
	Other Securities^	87,817	<0.1%

	Total	87,817

	Italy (0.1%)
	Other Securities^	1,277,543	0.1%

	Total	1,277,543

	Ivory Coast (0.1%)
	Other Securities^	881,679	0.1%

	Total	881,679

	Japan (<0.1%)
	Other Securities^	767,383	<0.1%

	Total	767,383

	Kenya (0.1%)
	Other Securities^	1,670,970	0.1%

	Total	1,670,970

	Kuwait (0.1%)
	Other Securities^	876,078	0.1%

	Total	876,078

	Lebanon (<0.1%)
	Other Securities^	258,368	<0.1%

	Total	258,368

	Luxembourg (0.1%)
	Other Securities^	2,254,970	0.1%

	Total	2,254,970

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	2,394,979	0.1%

	Total	2,394,979

	Mauritius (0.1%)
	Other Securities^	1,123,047	0.1%

	Total	1,123,047

Mexico (0.4%)
	Other Securities^	6,932,708	0.4%

	Total	6,932,708

Netherlands (0.3%)
	Other Securities^	4,963,030	0.3%

	Total	4,963,030

Nigeria (0.2%)
	Other Securities^	4,692,635	0.2%

	Total	4,692,635

	Oman (0.1%)
	Other Securities^	2,687,850	0.1%

	Total	2,687,850

	Pakistan (0.2%)
	Other Securities^	2,965,395	0.2%

	Total	2,965,395

	Panama (<0.1%)
	Other Securities^	412,225	<0.1%

	Total	412,225

Paraguay (0.2%)
	Other Securities^	3,725,616	0.2%

	Total	3,725,616

	Peru (0.1%)
	Other Securities^	1,855,083	0.1%

	Total	1,855,083

	Qatar (0.1%)
	Other Securities^	1,509,918	0.1%

	Total	1,509,918

	Romania (0.2%)
	Other Securities^	3,215,585	0.2%

	Total	3,215,585

	Russia (0.2%)
	Other Securities^	3,945,971	0.2%

	Total	3,945,971

	Senegal (<0.1%)
	Other Securities^	707,150	<0.1%

	Total	707,150

	Singapore (<0.1%)
	Other Securities^	513,883	<0.1%

	Total	513,883

	South Africa (0.4%)
	Other Securities^	8,677,384	0.4%

	Total	8,677,384

	South Korea (<0.1%)
	Other Securities^	193,808	<0.1%

	Total	193,808

	Sri Lanka (0.4%)
	Other Securities^	6,860,434	0.4%

	Total	6,860,434

	Supranational (<0.1%)
	Other Securities^	396,464	<0.1%

	Total	396,464

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.1%)	Value	% of Net Assets
Suriname (<0.1%)
	Other Securities^	$869,050	<0.1%

	Total	869,050

Tunisia (<0.1%)
	Other Securities^	113,907	<0.1%

	Total	113,907

Turkey (0.7%)
	Other Securities^	14,573,825	0.7%

	Total	14,573,825

Ukraine (0.2%)
	Other Securities^	3,377,503	0.2%

	Total	3,377,503

United Arab Emirates (0.3%)
	Other Securities^	4,888,800	0.3%

	Total	4,888,800

United States (0.2%)
	Other Securities^	3,726,724	0.2%

	Total	3,726,724

Uruguay (<0.1%)
	Other Securities^	388,000	<0.1%

	Total	388,000

Venezuela (0.2%)
	Other Securities^	4,415,930	0.2%

	Total	4,415,930

Vietnam (<0.1%)
	Other Securities^	139,500	<0.1%

	Total	139,500

Virgin Islands, British (<0.1%)
	Other Securities^	856,924	<0.1%

	Total	856,924

Zambia (0.1%)
	Other Securities^	1,567,021	0.1%

	Total	1,567,021

	Total Long-Term Fixed Income (cost $189,837,258)	176,195,722

Shares	Preferred Stock (0.9%)
Germany (<0.1%)
	Other Securities^	467,897	<0.1%

	Total	467,897

South Korea (0.9%)
474,700	Samsung Electronics Company, Ltd.	16,030,098	0.9%

	Total	16,030,098

	Total Preferred Stock (cost $11,055,437)	16,497,995

	Collateral Held for Securities Loaned (0.9%)
16,959,869	Thrivent Cash Management Trust	16,959,869	0.9%

	Total Collateral Held for Securities Loaned (cost $16,959,869)	16,959,869

Shares or Principal Amount	Short-Term Investments (1.6%)
	Thrivent Core Short-Term Reserve Fund
2,402,727	2.290%	24,027,272	1.3%
	Other Securities^	7,627,643	0.3%

	Total Short-Term Investments ($31,653,540)	31,654,915

	Total Investments (cost $1,820,543,081) 99.6%	$1,921,502,217

	Other Assets and Liabilities, Net 0.4%	6,976,076

	Total Net Assets 100.0%	$1,928,478,293

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

Partner Worldwide Allocation Portfolio held restricted securities as of June 29, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of June 29, 2018, the value of these investments was $2,953,545 or 0.2% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$16,331,323

Total lending	$16,331,323
Gross amount payable upon return of collateral for securities loaned	$16,959,869

Net amounts due to counterparty	$628,546

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$204,121,775
Gross unrealized depreciation	(114,600,973)

Net unrealized appreciation (depreciation)	$89,520,802
Cost for federal income tax purposes	$1,815,119,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	260,755,514	6,472,800	254,282,714	—
Consumer Staples	169,651,318	5,583,444	164,067,874	—
Energy	98,034,500	2,953,867	95,080,633	—
Financials	303,642,605	9,353,085	294,212,667	722
Health Care	129,076,273	—	129,076,273	—
Industrials	237,592,507	2,979,232	234,613,275	—
Information Technology	193,645,741	4,127,435	185,162,456	—
Materials	167,206,859	6,870,734	160,336,125	—
Real Estate	56,261,154	—	56,180,626	—
Telecommunications Services	37,970,086	—	37,970,085	1
Utilities^	26,357,159	—	26,357,159	0
Long-Term Fixed Income
Basic Materials	5,481,387	—	5,481,387	—
Capital Goods	497,718	—	497,718	—
Communications Services	6,177,702	—	6,177,702	—
Consumer Cyclical	856,392	—	856,392	—
Consumer Non-Cyclical	1,591,324	—	1,591,324	—
Energy	14,527,337	—	14,527,337	—
Financials	12,880,910	—	12,880,910	—
Foreign Government	127,385,700	—	127,385,700	—
Transportation	1,412,655	—	1,412,655	—
U.S. Municipals	1,161,625	—	1,161,625	—
Utilities	4,222,972	—	4,222,972	—
Preferred Stock
Health Care	467,897	—	467,897	—
Information Technology	16,030,098	—	16,030,098	—
Short-Term Investments	7,627,643	—	7,627,643	—

Subtotal Investments in Securities	$1,880,515,076	$38,340,597	$1,837,661,247	$723

Other Investments *	Total
Short-Term Investments	24,027,272
Collateral Held for Securities Loaned	16,959,869

Subtotal Other Investments	$40,987,141

Total Investments at Value	$1,921,502,217

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	222,034	222,034	—	—
Foreign Currency Forward Contracts	1,145,575	—	1,145,575	—

Total Asset Derivatives	$1,367,609	$222,034	$1,145,575	$—

Liability Derivatives
Futures Contracts	543,066	543,066	—	—
Foreign Currency Forward Contracts	1,505,002	—	1,505,002	—

Total Liability Derivatives	$2,048,068	$543,066	$1,505,002	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Partner Worldwide Allocation Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $4,506,423 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	71	September 2018	$15,049,311	($9,514)
CBOT 5-Yr. U.S. Treasury Note	101	September 2018	11,458,476	16,860
CBOT U.S. Long Bond	15	September 2018	2,153,077	21,923
CME Ultra Long Term U.S. Treasury Bond	51	September 2018	7,969,609	168,078
Eurex Euro STOXX 50 Index	54	September 2018	2,177,222	(49,534)
FTSE 100 Index	11	September 2018	1,112,935	(14,634)
HKG Hang Seng Index	1	July 2018	184,430	(1,359)
ICE mini MSCI EAFE Index	84	September 2018	8,505,225	(292,545)
SFE S&P ASX Share Price Index 200	5	September 2018	559,232	9,497
SGX MSCI Singapore Index	4	July 2018	107,184	265
TSE Tokyo Price Index	9	September 2018	1,440,506	(33,786)

Total Futures Long Contracts			$50,717,207	($184,749)

CBOT 10-Yr. U.S. Treasury Note	(12)	September 2018	($1,437,073)	($5,177)
CME 3 Month Eurodollar	(82)	December 2020	(19,894,511)	5,411
CME 3 Month Eurodollar	(12)	June 2019	(2,913,769)	(581)
Eurex 10-Yr. Euro BUND	(49)	September 2018	(9,210,343)	(83,697)
Eurex 2-Yr. Euro SCHATZ	(14)	September 2018	(1,830,639)	(1,781)
Eurex 30-Yr. Euro BUXL	(4)	September 2018	(815,141)	(13,438)
Eurex 5-Yr. Euro BOBL	(42)	September 2018	(6,448,391)	(31,785)
Ultra 10-Yr. U.S. Treasury Note	(4)	September 2018	(507,703)	(5,235)

Total Futures Short Contracts			($43,057,570)	($136,283)

Total Futures Contracts			$7,659,637	($321,032)

Reference Description:

ASX	-	Australian Securities Exchange
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
FTSE	-	Financial Times Stock Exchange
HKG	-	Hong Kong Stock Exchange
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s
SFE	-	Sydney Futures Exchange
SGX	-	Singapore Stock Exchange
TSE	-	Tokyo Stock Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Partner Worldwide Allocation Portfolio’s foreign currency forward contracts held as of June 29, 2018.

Foreign Currency Forward Contracts
Currency to Receive	Counterparty	Contracts to Receive	Currency to Deliver	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Argentina Peso	MSC	15,353,540	USD	7/3/2018	$528,508	($197,256)
Argentina Peso	MSC	7,787,673	USD	7/5/2018	267,489	(36,480)
Argentina Peso	MSC	7,827,189	USD	7/10/2018	267,383	(36,586)
Argentina Peso	MSC	4,870,171	USD	7/12/2018	166,005	(63,720)
Argentina Peso	MSC	2,673,304	USD	7/19/2018	90,422	(35,247)
Argentina Peso	MSC	15,353,540	USD	7/31/2018	512,616	(32,900)
Argentina Peso	MSC	14,508,483	USD	8/10/2018	479,851	(49,693)
Argentina Peso	MSC	6,742,803	USD	8/15/2018	221,953	(35,482)
Argentina Peso	MSC	20,696,497	USD	8/17/2018	679,969	(103,214)
Brazilian Real	MSC	21,883,112	USD	7/3/2018	5,643,597	(140,384)
Brazilian Real	MSC	239,468	USD	8/2/2018	61,551	(343)
Brazilian Real	BOA	1,076,959	USD	8/2/2018	276,813	(1,027)
Chilean Peso	MSC	280,113,922	USD	7/5/2018	428,790	(14,943)
Chilean Peso	CSFB	180,790,228	USD	8/6/2018	276,964	(876)
Chinese Yuan Offshore	HSBC	4,171,045	EUR	9/19/2018	626,896	(13,232)
Chinese Yuan Offshore	SB	2,102,646	USD	9/19/2018	316,022	(832)
Chinese Yuan Offshore	HSBC	6,659,241	USD	9/19/2018	1,000,865	(8,792)
Colombian Peso	MSC	1,312,538,348	USD	7/26/2018	447,574	(793)
Colombian Peso	MSC	5,986,549,038	USD	8/22/2018	2,039,102	(4,228)
Euro	MSC	271,132	CZK	9/19/2018	318,603	3,154
Euro	HSBC	549,588	CNH	9/19/2018	645,811	7,382
Euro	MSC	273,022	HUF	9/19/2018	320,824	4,623
Euro	MSC	542,000	USD	9/19/2018	636,894	4,868
Euro	MSC	758,886	PLN	9/19/2018	891,754	10,258
Hong Kong Dollar	MSC	24,420,577	USD	9/19/2018	3,117,285	(5,637)
Hungarian Forint	MSC	1,126,096,176	EUR	9/19/2018	4,022,769	(63,218)
Indian Rupee	MSC	58,312,862	USD	7/11/2018	849,933	(5,069)
Indian Rupee	MSC	43,556,132	USD	7/19/2018	634,268	(2,965)
Indonesian Rupiah	MSC	25,042,768,991	USD	7/2/2018	1,746,933	(11,935)
Indonesian Rupiah	MSC	45,259,417,198	USD	7/27/2018	3,147,521	(47,567)
Indonesian Rupiah	MSC	30,341,980,818	USD	8/16/2018	2,104,156	(37,127)
Japanese Yen	MSC	104,678,270	USD	9/19/2018	951,185	(4,815)
Mexican Peso	MSC	1,789,187	USD	8/28/2018	89,236	2,905
Mexican Peso	RBS	5,561,768	USD	9/19/2018	276,495	(1,345)
Mexican Peso	MSC	20,551,651	USD	9/19/2018	1,021,694	41,700
New Taiwan Dollar	MSC	9,556,573	USD	7/9/2018	313,673	(9,184)
New Taiwan Dollar	MSC	47,832,607	USD	7/27/2018	1,572,027	(30,791)
New Taiwan Dollar	JPM	11,354,071	USD	7/27/2018	373,153	(615)
Polish Zloty	MSC	10,372,396	EUR	9/19/2018	2,774,721	(80,211)
Polish Zloty	MSC	6,834,159	USD	9/19/2018	1,828,206	(57,886)
Russian Ruble	MSC	32,002,172	USD	8/20/2018	506,826	549
Singapore Dollar	MSC	858,912	EUR	9/19/2018	631,826	(8,866)
Singapore Dollar	RBS	518,724	USD	9/19/2018	381,580	614
Singapore Dollar	MSC	948,444	USD	9/19/2018	697,687	482
South African Rand	MSC	5,813,327	USD	8/8/2018	421,803	(2,449)
South African Rand	MSC	71,682,327	USD	9/19/2018	5,172,368	(142,230)
South Korean Won	MSC	1,404,642,404	USD	7/9/2018	1,260,882	(20,680)
South Korean Won	MSC	1,404,642,404	USD	7/26/2018	1,261,811	5,007
South Korean Won	SB	1,125,679,849	USD	8/3/2018	1,011,612	833
Thai Baht	MSC	10,355,703	USD	8/14/2018	313,069	(10,779)
Turkish Lira	DB	598,220	USD	9/19/2018	125,779	(175)
Turkish Lira	MSC	4,679,089	USD	9/19/2018	983,807	13,818

Total					$54,738,561	($1,223,379)

Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Argentina Peso	MSC	15,353,540	USD	7/3/2018	$528,508	$31,636
Brazilian Real	MSC	21,883,112	USD	7/3/2018	5,643,596	183,163
Brazilian Real	MSC	3,720,971	USD	8/2/2018	956,408	22,116
Chilean Peso	MSC	280,113,922	USD	7/5/2018	428,790	13,658
Chilean Peso	MSC	278,742,679	USD	7/18/2018	426,874	12,788
Chinese Yuan Offshore	HSBC	4,121,979	EUR	9/19/2018	619,522	18,907

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Foreign Currency Forward Contracts

Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Offshore	BNP	16,461,303	USD	9/19/2018	$2,474,088	$69,527
Chinese Yuan Offshore	HSBC	17,414,780	USD	9/19/2018	2,617,392	74,361
Chinese Yuan Offshore	SB	2,061,577	USD	9/19/2018	309,849	5,312
Colombian Peso	RBS	929,651,888	USD	7/26/2018	317,010	(890)
Czech Republic Koruna	MSC	4,183,983	USD	9/19/2018	189,073	4,221
Czech Republic Koruna	MSC	6,987,353	EUR	9/19/2018	315,756	(307)
Euro	MSC	17,954,126	USD	8/31/2018	21,066,674	208,786
Euro	HSBC	544,985	CNH	9/19/2018	640,402	(274)
Euro	MSC	2,411,550	PLN	9/19/2018	2,833,770	21,162
Euro	MSC	542,012	SGD	9/19/2018	636,909	3,783
Euro	MSC	742,743	USD	9/19/2018	872,784	(4,132)
Euro	MSC	3,485,358	HUF	9/19/2018	4,095,580	(9,593)
Hong Kong Dollar	MSC	1,915,564	USD	8/10/2018	244,337	114
Hong Kong Dollar	MSC	10,790,298	USD	9/19/2018	1,377,381	93
Hong Kong Dollar	HSBC	11,714,787	USD	9/19/2018	1,495,391	14,609
Hungarian Forint	MSC	89,847,254	EUR	9/19/2018	320,963	(4,762)
Indian Rupee	MSC	131,360,535	USD	7/11/2018	1,914,631	23,369
Indian Rupee	MSC	85,159,078	USD	7/19/2018	1,240,093	5,249
Indonesian Rupiah	MSC	25,042,768,991	USD	7/2/2018	1,746,934	7,867
Indonesian Rupiah	MSC	1,758,915,988	USD	7/23/2018	122,382	2,448
Indonesian Rupiah	MSC	9,222,364,458	USD	7/27/2018	641,360	14,520
Japanese Yen	MSC	34,627,560	USD	9/19/2018	314,652	3,348
Mexican Peso	MSC	37,402,704	USD	9/19/2018	1,859,420	(73,738)
New Taiwan Dollar	MSC	9,590,606	USD	7/9/2018	314,790	8,315
New Taiwan Dollar	MSC	73,085,706	USD	7/16/2018	2,400,080	19,110
New Taiwan Dollar	MSC	142,482,048	USD	7/27/2018	4,682,696	48,260
Polish Zloty	MSC	3,290,592	EUR	9/19/2018	880,266	1,230
Russian Ruble	MSC	89,408,398	USD	8/20/2018	1,415,982	(15,633)
Singapore Dollar	MSC	1,921,078	USD	9/19/2018	1,413,169	28,638
South African Rand	MSC	31,253,073	USD	8/8/2018	2,267,660	165,479
South African Rand	HSBC	4,387,496	USD	9/19/2018	316,588	(667)
South African Rand	MSC	20,407,245	USD	9/19/2018	1,472,522	5,857
South Korean Won	MSC	1,404,642,404	USD	7/9/2018	1,260,881	(4,526)
South Korean Won	MSC	4,377,288,760	USD	7/26/2018	3,932,184	(9,688)
South Korean Won	MSC	354,157,930	USD	7/31/2018	318,220	(2,092)
South Korean Won	DB	371,463,177	USD	7/31/2018	333,769	(256)
Thai Baht	MSC	10,372,565	USD	8/14/2018	313,579	2,354
Turkish Lira	MSC	6,499,910	USD	9/19/2018	1,366,643	(29,770)

Total					$78,939,558	$863,952

Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward Contracts						($359,427)

Counterparty:
BOA	-	Bank of America
BNP	-	BNP Paribas
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc

Currency:
CNH	-	Chinese Yuan Offshore
CZK	-	Czech Republic Koruna
EUR	-	Euro
HUF	-	Hungarian Forint
PLN	-	Polish Zloty
SGD	-	Singapore Dollar
USD	-	United States Dollar

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$212,272
Total Interest Rate Contracts		212,272
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,762
Total Equity Contracts		9,762
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,145,575
Total Foreign Exchange Contracts		1,145,575

Total Asset Derivatives		$1,367,609

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	151,208
Total Interest Rate Contracts		151,208
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	391,858
Total Equity Contracts		391,858
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,505,002
Total Foreign Exchange Contracts		1,505,002

Total Liability Derivatives		$2,048,068

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	651,921
Total Equity Contracts		651,921
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	164,334
Total Foreign Exchange Contracts		164,334
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(851,398)
Total Interest Rate Contracts		(851,398)

Total		($35,143)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(13,462)
Total Interest Rate Contracts		(13,462)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(591,951)
Total Equity Contracts		(591,951)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(542,862)
Total Foreign Exchange Contracts		(542,862)

Total		($1,148,275)

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$18,745,117
Interest Rate Contracts
Futures - Long	46,213,609
Futures - Short	(40,844,393)
Foreign Exchange Contracts
Contracts Purchased	104,315,068
Contracts Sold	(113,230,026)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$38,316	$236,526	$250,815	2,403	$24,027	1.3%

Total Affiliated Short-Term Investments	38,316				24,027	1.3

Collateral held for Securities Loaned
Cash Management Trust - Collateral Investment	—	273,274	256,314	16,960	16,960	0.9

Total Collateral Held for Securities Loaned	—				16,960	0.9

Total Value	$38,316				$40,987

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$293

Total Income from Affiliated Investments				$293

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	430

Total Affiliated Income from Securities Loaned, Net				$430

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value
Consumer Discretionary (0.2%)
7,500	Caesars Entertainment Corporation[a]	$80,250
10,000	MGM Resorts International	290,300

	Total	370,550

Diversified REITS (3.1%)
9,492	American Assets Trust, Inc.	363,449
8,950	Armada Hoffler Properties, Inc.	133,355
18,387	Colony Capital, Inc.	114,735
29,919	Empire State Realty Trust, Inc.	511,615
32,493	Forest City Realty Trust, Inc.	741,165
28,414	Lexington Realty Trust	248,054
24,543	Liberty Property Trust	1,087,991
1,058	PS Business Parks, Inc.	135,953
41,046	Store Capital Corporation	1,124,660
69,734	VEREIT, Inc.	518,821
9,515	Washington REIT	288,590
10,500	Winthrop Realty Trust Liquidation Escrow[a,b]	12,810
3,450	WP Carey, Inc.	228,908

	Total	5,510,106

Health Care REITs (7.3%)
20,000	Brookdale Senior Living, Inc.[a]	181,800
6,500	CareTrust REIT, Inc.	108,485
69,942	HCP, Inc.	1,805,903
33,762	Healthcare Realty Trust, Inc.	981,799
60,419	Healthcare Trust of America, Inc.	1,628,896
19,564	Medical Properties Trust, Inc.	274,679
5,620	National Health Investors, Inc.	414,082
7,471	Omega Healthcare Investors, Inc.	231,601
45,876	Physicians Realty Trust	731,263
24,859	Sabra Health Care REIT, Inc.	540,186
17,822	Senior Housing Property Trust	322,400
42,820	Ventas, Inc.	2,438,599
51,477	Welltower, Inc.	3,227,093

	Total	12,886,786

Hotel & Resort REITs (6.9%)
12,300	Apple Hospitality REIT, Inc.	219,924
6,000	Breaemar Hotels & Resorts, Inc.	68,520
12,787	Chatham Lodging Trust	271,340
16,783	Chesapeake Lodging Trust	531,014
53,695	DiamondRock Hospitality Company	659,375
8,786	Hersha Hospitality Trust	188,460
16,633	Hilton Worldwide Holdings, Inc.	1,316,669
17,449	Hospitality Properties Trust	499,216
118,729	Host Hotels & Resorts, Inc.	2,501,620
17,305	LaSalle Hotel Properties	592,350
4,000	Marriott International, Inc.	506,400
25,250	MGM Growth Properties, LLC	769,115
35,500	Park Hotels & Resorts, Inc.	1,087,365
16,674	Pebblebrook Hotel Trust	646,951
33,084	RLJ Lodging Trust	729,502
1,800	Ryman Hospitality Properties	149,670
17,452	Summit Hotel Properties, Inc.	249,738
76,031	Sunstone Hotel Investors, Inc.	1,263,635

	Total	12,250,864

Industrial REITS (9.5%)
9,200	Americold Realty Trust	202,584
25,316	DCT Industrial Trust, Inc.	1,689,337
81,870	Duke Realty Corporation	2,376,686
6,524	EastGroup Properties, Inc.	623,433
42,696	First Industrial Realty Trust, Inc.	1,423,485
17,701	Gramercy Property Trust	483,591
5,450	Monmouth Real Estate Investment Corporation	90,089
123,882	Prologis, Inc.	8,137,809
34,078	Rexford Industrial Realty, Inc.	1,069,708
12,400	STAG Industrial, Inc.	337,652
8,808	Terreno Realty Corporation	331,797

	Total	16,766,171

Information Technology (0.5%)
14,750	InterXion Holding NVa	920,695

	Total	920,695

Mortgage REITS (0.5%)
29,500	AGNC Investment Corporation	548,405
10,000	Starwood Property Trust, Inc.	217,100
4,500	Two Harbors Investment Corporation	71,100

	Total	836,605

Office REITS (14.3%)
33,872	Alexandria Real Estate Equities, Inc.	4,273,630
36,398	Boston Properties, Inc.	4,565,037
41,430	Brandywine Realty Trust	699,338
21,797	City Office REIT, Inc.	279,656
8,900	Columbia Property Trust, Inc.	202,119
24,707	Corporate Office Properties Trust	716,256
78,732	Cousins Properties, Inc.	762,913
33,857	Douglas Emmett, Inc.	1,360,374
3,100	Easterly Government Properties, Inc.	61,256
7,000	Equity Commonwealth[a]	220,500
10,000	Franklin Street Properties Corporation	85,600
25,312	Highwoods Properties, Inc.	1,284,078
54,459	Hudson Pacific Properties, Inc.	1,929,482
17,725	JBG SMITH Properties	646,431
27,514	Kilroy Realty Corporation	2,081,159
24,905	Mack-Cali Realty Corporation	505,073
33,300	Paramount Group, Inc.	512,820
16,963	Piedmont Office Realty Trust, Inc.	338,073
23,477	SL Green Realty Corporation	2,360,143
34,254	Vornado Realty Trust	2,532,056

	Total	25,415,994

Real Estate Operating Companies (<0.1%)
3,000	Kennedy-Wilson Holdings, Inc.	63,450

	Total	63,450

Real Estate Services (0.1%)
4,500	CBRE Group, Inc.[a]	214,830

	Total	214,830

Residential REITS (18.3%)
21,453	American Campus Communities, Inc.	919,905
94,400	American Homes 4 Rent	2,093,792
26,434	Apartment Investment & Management Company	1,118,158
31,754	AvalonBay Communities, Inc.	5,458,195
6,947	Bluerock Residential Growth REIT, Inc.	61,967
26,231	Camden Property Trust	2,390,431
12,138	Education Realty Trust, Inc.	503,727
25,728	Equity Lifestyle Properties, Inc.	2,364,403
69,458	Equity Residential	4,423,780

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value
Residential REITS (18.3%) - continued
18,185	Essex Property Trust, Inc.	$4,347,488
115,700	Invitation Homes, Inc.	2,668,042
20,605	Mid-America Apartment Communities, Inc.	2,074,3 05
23,178	Sun Communities, Inc.	2,268,663
49,094	UDR, Inc.	1,842,989

	Total	32,535,845

Retail REITS (18.1%)
29,413	Acadia Realty Trust	805,034
13,997	Agree Realty Corporation	738,622
55,291	Brixmor Property Group, Inc.	963,722
17,639	CBL & Associates Properties, Inc.	98,249
11,320	Cedar Realty Trust, Inc.	53,430
44,103	DDR Corporation	789,444
15,795	Federal Realty Investment Trust	1,998,857
142,305	General Growth Properties, Inc.	2,907,291
56,987	Kimco Realty Corporation	968,209
18,436	Kite Realty Group Trust	314,887
27,091	Macerich Company	1,539,581
20,286	National Retail Properties, Inc.	891,773
12,026	Pennsylvania REIT	132,166
16,248	Ramco-Gershenson Properties Trust	214,636
14,077	Realty Income Corporation	757,202
44,142	Regency Centers Corporation	2,740,335
32,822	Retail Opportunity Investments Corporation	628,869
56,300	Retail Properties of America, Inc.	719,514
1,138	Saul Centers, Inc.	60,974
67,211	Simon Property Group, Inc.	11,438,640
88,760	Spirit Realty Capital, Inc.	712,743
15,133	Tanger Factory Outlet Centers, Inc.	355,474
12,647	Taubman Centers, Inc.	743,138
19,271	Urban Edge Properties	440,728
14,000	Urstadt Biddle Properties, Inc.	316,820
9,071	Washington Prime Group, Inc.	73,566
23,142	Weingarten Realty Investors	713,005

	Total	32,116,909

Specialized REITS (20.5%)
21,557	American Tower Corporation	3,107,873
3,000	CoreCivic, Inc.	71,670
11,896	CoreSite Realty Corporation	1,318,315
23,962	Crown Castle International Corporation	2,583,583
58,672	CubeSmart	1,890,412
30,100	CyrusOne, Inc.	1,756,636
35,365	Digital Realty Trust, Inc.	3,946,027
6,632	EPR Properties	429,687
16,192	Equinix, Inc.	6,960,779
32,870	Extra Space Storage, Inc.	3,280,755
7,500	Four Corners Property Trust, Inc.	184,725
14,450	Gaming and Leisure Properties, Inc.	517,310
11,500	GEO Group, Inc.	316,710
21,161	Iron Mountain, Inc.	740,846
8,500	Jernigan Capital, Inc.	162,010
9,258	Life Storage, Inc.	900,896
20,265	National Storage Affiliates Trust	624,567
5,182	Outfront Media, Inc.	100,790
18,783	Public Storage, Inc.	4,261,111
11,700	QTS Realty Trust, Inc.	462,150
5,500	SBA Communications Corporation[a]	908,160
9,500	Uniti Group, Inc.	190,285
14,800	VICI Properties, Inc.	305,472
39,480	Weyerhaeuser Company	1,439,441

	Total	36,460,210

	Total Common Stock (cost $146,250,241)	176,349,015

	Registered Investment Companies (<0.1%)
Equity Funds/Exchange Traded Funds (<0.1%)
5,500	Cohen & Steers REIT & Preferred Income Fund, Inc.	106,810

	Total	106,810

	Total Registered Investment Companies (cost $105,448)	106,810

Shares or Principal Amount	Short-Term Investments (0.3%)
	Thrivent Core Short-Term Reserve Fund
47,254	2.290%	472,535

	Total Short-Term Investments (cost $472,535)	472,535

	Total Investments (cost $146,828,224) 99.6%	$176,928,360

	Other Assets and Liabilities, Net 0.4%	639,972

	Total Net Assets 100.0%	$177,568,332

a	Non-income producing security.
b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

Definitions:

        REIT  -  Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$40,400,472
Gross unrealized depreciation	(10,770,578)

Net unrealized appreciation (depreciation)	$29,629,894
Cost for federal income tax purposes	$147,298,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	370,550	370,550	—	—
Diversified REITS	5,510,106	5,497,296	—	12,810
Health Care REITs	12,886,786	12,886,786	—	—
Hotel & Resort REITs	12,250,864	12,250,864	—	—
Industrial REITS	16,766,171	16,766,171	—	—
Information Technology	920,695	920,695	—	—
Mortgage REITS	836,605	836,605	—	—
Office REITS	25,415,994	25,415,994	—	—
Real Estate Operating Companies	63,450	63,450	—	—
Real Estate Services	214,830	214,830	—	—
Residential REITS	32,535,845	32,535,845	—	—
Retail REITS	32,116,909	32,116,909	—	—
Specialized REITS	36,460,210	36,460,210	—	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	106,810	106,810	—	—

Subtotal Investments in Securities	$176,455,825	$176,443,015	$—	$12,810

Other Investments *	Total
Short-Term Investments	472,535

Subtotal Other Investments	$472,535

Total Investments at Value	$176,928,360

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$654	$8,817	$8,998	47	$473	0.3%
Total Affiliated Short-Term Investments	654				473	0.3

Total Value	$654				$473

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$4

Total Income from Affiliated Investments				$4

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (96.0%)	Value
Consumer Discretionary (15.5%)
532	Bright Horizons Family Solutions, Inc.[a]	$54,541
572	Burlington Stores, Inc.[a]	86,103
411	Children’s Place, Inc.	49,649
1,706	Core-Mark Holding Company, Inc.	38,726
2,870	Duluth Holdings, Inc.[a]	68,277
777	Five Below, Inc.[a]	75,921
706	G-III Apparel Group, Ltd.[a]	31,347
1,491	Habit Restaurants, Inc.[a]	14,910
320	Lithia Motors, Inc.	30,262
1,725	Nutrisystem, Inc.	66,413
486	Oxford Industries, Inc.	40,328
622	Papa John’s International, Inc.	31,548
980	Planet Fitness, Inc.[a]	43,061
1,044	Six Flags Entertainment Corporation	73,132
238	Vail Resorts, Inc.	65,257
1,143	Wingstop, Inc.	59,573

	Total	829,048

Consumer Staples (1.8%)
1,234	e.l.f. Beauty, Inc.[a]	18,806
855	MGP Ingredients, Inc.	75,933

	Total	94,739

Energy (3.1%)
2,674	Callon Petroleum Company[a]	28,719
1,132	Nine Energy Service, Inc.[a]	37,492
1,458	Parsley Energy, Inc.[a]	44,148
870	Rowan Companies plc[a]	14,111
1,406	Transocean, Ltd.[a]	18,897
1,382	WPX Energy, Inc.[a]	24,917

	Total	168,284

Financials (10.3%)
632	Ameris Bancorp	33,717
763	Bank of the Ozarks	34,366
1,098	Essent Group, Ltd.[a]	39,330
1,414	Hamilton Lane, Inc.	67,830
329	Interactive Brokers Group, Inc.	21,191
2,169	Investment Technology Group, Inc.	45,376
257	MarketAxess Holdings, Inc.	50,850
681	PacWest Bancorp	33,655
1,572	Santander Consumer USA Holdings Inc.	30,009
1,309	Seacoast Banking Corporation of Florida[a]	41,338
5,291	SLM Corporation[a]	60,582
699	Stifel Financial Corporation	36,523
140	SVB Financial Group[a]	40,426
283	Western Alliance Bancorp[a]	16,021

	Total	551,214

Health Care (19.2%)
62	ABIOMED, Inc.[a]	25,361
589	Aerie Pharmaceuticals, Inc.[a]	39,787
338	Arena Pharmaceuticals, Inc.[a]	14,737
843	Cardiovascular Systems, Inc.[a]	27,263
1,206	Catalent, Inc.[a]	50,519
314	Coherus Biosciences, Inc.[a]	4,396
614	Concert Pharmaceuticals, Inc.[a]	10,334
1,203	Evolent Health, Inc.[a]	25,323
3,247	GenMark Diagnostics, Inc.[a]	20,716
493	Inogen, Inc.[a]	91,861
1,626	Intersect ENT, Inc.[a]	60,894
272	Intra-Cellular Therapies, Inc.[a]	4,806
470	LHC Group, Inc.[a]	40,227
2,141	MiMedx Group, Inc.[a]	13,681
444	Neurocrine Biosciences, Inc.[a]	43,618
700	Neuronetics, Inc.[a]	18,627
987	Nevro Corporation[a]	78,812
719	Novocure, Ltd.[a]	22,505
1,071	NuVasive, Inc.[a]	55,820
2,410	Optinose, Inc.[a]	67,432
235	Prothena Corporation plc[a]	3,426
115	Sage Therapeutics, Inc.[a]	18,001
2,605	Tactile Systems Technology, Inc.[a]	135,460
245	Teleflex, Inc.	65,711
1,166	Veeva Systems, Inc.[a]	89,619

	Total	1,028,936

Industrials (16.5%)
1,148	Aerojet Rocketdyne Holdings, Inc.[a]	33,854
666	ASGN, Inc.[a]	52,075
122	AZZ, Inc.	5,301
2,170	Casella Waste Systems, Inc.[a]	55,574
608	Dycom Industries, Inc.[a]	57,462
423	Granite Construction, Inc.	23,544
1,407	Healthcare Services Group, Inc.	60,768
1,070	Heico Corporation	78,035
1,124	Kirby Corporation[a]	93,966
638	Masonite International Corporation[a]	45,840
1,060	Mercury Systems, Inc.[a]	40,344
2,871	MRC Global, Inc.[a]	62,215
65	Saia, Inc.[a]	5,255
796	SiteOne Landscape Supply, Inc.[a]	66,840
1,756	TPI Composites, Inc.[a]	51,345
89	Valmont Industries, Inc.	13,417
1,110	WageWorks, Inc.[a]	55,500
209	Watsco, Inc.	37,261
1,533	Willdan Group, Inc.[a]	47,477

	Total	886,073

Information Technology (28.6%)
1,222	2U, Inc.[a]	102,110
525	Ambarella, Inc.[a]	20,270
176	Arista Networks, Inc.[a]	45,318
1,876	Blackline, Inc.[a]	81,475
730	Ciena Corporation[a]	19,352
571	Cognex Corporation	25,472
928	Descartes Systems Group, Inc.[a]	30,160
1,555	Dolby Laboratories, Inc.	95,928
383	Envestnet, Inc.[a]	21,046
1,056	Guidewire Software, Inc.[a]	93,752
1,247	M/A-COM Technology Solutions Holdings, Inc.[a]	28,731
1,221	Monolithic Power Systems, Inc.	163,211
1,220	New Relic, Inc.[a]	122,720
442	Novanta, Inc.[a]	27,537
1,390	Proofpoint, Inc.[a]	160,281
1,812	Q2 Holdings, Inc.[a]	103,375
5,372	Quantenna Communications, Inc.[a]	83,481
279	Rogers Corporation[a]	31,097
1,630	SailPoint Technologies Holdings, Inc.[a]	40,000
5,488	Sequans Communications SA ADR[a]	11,196
987	SS&C Technologies Holdings, Inc.	51,225
407	Tyler Technologies, Inc.[a]	90,395
126	Ultimate Software Group, Inc.[a]	32,421

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (96.0%)	Value
Information Technology (28.6%) - continued
1,115	Virtusa Corporation[a]	$54,278

	Total	1,534,831

Real Estate (0.3%)
275	CyrusOne, Inc.	16,049

	Total	16,049

Telecommunications Services (0.7%)
3,641	ORBCOMM, Inc.[a]	36,774

	Total	36,774

	Total Common Stock (cost $4,804,023)	5,145,948

	Registered Investment Companies (1.5%)
Equity Funds/Exchange Traded Funds (1.5%)
862	SPDR S&P Biotech ETF	82,054

	Total	82,054

	Total Registered Investment Companies (cost $76,373)	82,054

Shares or Principal Amount	Short-Term Investments (2.6%)
	Thrivent Core Short-Term Reserve Fund
13,722	2.290%	137,222

	Total Short-Term Investments (cost $137,222)	137,222

	Total Investments (cost $5,017,618) 100.1%	$5,365,224

	Other Assets and Liabilities, Net (0.1%)	(5,838)

	Total Net Assets 100.0%	$5,359,386

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$439,578
Gross unrealized depreciation	(91,972)

Net unrealized appreciation (depreciation)	$347,606
Cost for federal income tax purposes	$5,017,618

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	829,048	829,048	—	—
Consumer Staples	94,739	94,739	—	—
Energy	168,284	168,284	—	—
Financials	551,214	551,214	—	—
Health Care	1,028,936	1,028,936	—	—
Industrials	886,073	886,073	—	—
Information Technology	1,534,831	1,534,831	—	—
Real Estate	16,049	16,049	—	—
Telecommunications Services	36,774	36,774	—	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	82,054	82,054	—	—

Subtotal Investments in Securities	$5,228,002	$5,228,002	$—	$—

Other Investments *	Total
Short-Term Investments	137,222

Subtotal Other Investments	$137,222

Total Investments at Value	$5,365,224

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Growth Portfolio, is as follows:

Portfolio	Value 4/27/2018	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$1,577	$1,440	14	$137	2.6%

Total Affiliated Short-Term Investments	—				137	2.6

Total Value	$—				$137

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 4/27/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$1

Total Income from Affiliated Investments				$1

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value	% of Net Assets
Consumer Discretionary (15.0%)
57,974	Penn National Gaming, Inc.[a]	$1,947,347	0.3%
22,748	Shutterfly, Inc.[a]	2,048,002	0.4%
11,435	Stamps.com, Inc.[a]	2,893,627	0.5%
36,096	Steven Madden, Ltd.	1,916,698	0.3%
24,460	TopBuild Corporation[a]	1,916,196	0.3%
65,003	Wolverine World Wide, Inc.	2,260,154	0.4%
27,438	World Wrestling Entertainment, Inc.	1,998,035	0.4%
	Other Securities^	69,045,970	12.4%

	Total	84,026,029

Consumer Staples (3.1%)
112,951	Darling Ingredients, Inc.[a]	2,245,466	0.4%
	Other Securities^	15,227,957	2.7%

	Total	17,473,423

Energy (4.2%)
45,321	PDC Energy, Inc.[a]	2,739,655	0.5%
	Other Securities^	20,819,379	3.7%

	Total	23,559,034

Financials (17.0%)
61,806	American Equity Investment Life Holding Company	2,225,016	0.4%
50,242	Columbia Banking System, Inc.	2,054,898	0.4%
34,969	Community Bank System, Inc.	2,065,619	0.4%
43,688	Financial Engines, Inc.	1,961,591	0.3%
67,098	First Financial Bancorp	2,056,554	0.4%
46,389	First Financial Bankshares, Inc.[b]	2,361,200	0.4%
31,155	FirstCash, Inc.	2,799,277	0.5%
54,496	Glacier Bancorp, Inc.	2,107,905	0.4%
32,058	Green Dot Corporation[a]	2,352,737	0.4%
40,301	Selective Insurance Group, Inc.	2,216,555	0.4%
	Other Securities^	73,001,551	13.0%

	Total	95,202,903

Health Care (12.1%)
32,828	AMN Healthcare Services, Inc.[a,b]	1,923,721	0.3%
36,029	HealthEquity, Inc.[a]	2,705,778	0.5%
11,937	Inogen, Inc.[a]	2,224,221	0.4%
14,626	Ligand Pharmaceuticals, Inc.[a]	3,030,068	0.5%
35,386	Neogen Corporation[a]	2,837,603	0.5%
35,532	Supernus Pharmaceuticals, Inc.[a]	2,126,590	0.4%
	Other Securities^	52,436,805	9.5%

	Total	67,284,786

Industrials (18.8%)
26,545	Applied Industrial Technologies, Inc.	1,862,132	0.3%
33,728	ASGN, Inc.[a]	2,637,192	0.5%
39,437	Axon Enterprise, Inc.[a]	2,491,630	0.4%
33,191	Barnes Group, Inc.	1,954,950	0.3%
42,884	Hillenbrand, Inc.	2,021,981	0.4%
25,646	Insperity, Inc.	2,442,781	0.4%
21,770	John Bean Technologies Corporation	1,935,353	0.3%
38,776	Korn/Ferry International	2,401,398	0.4%
17,184	Proto Labs, Inc.[a]	2,044,037	0.4%
38,153	Tetra Tech, Inc.	2,231,951	0.4%
40,382	Trex Company, Inc.[a]	2,527,509	0.5%
10,579	UniFirst Corporation	1,871,425	0.3%
	Other Securities^	78,799,387	14.2%

	Total	105,221,726

Information Technology (14.9%)
17,619	Cabot Microelectronics Corporation	1,895,100	0.3%
16,942	CACI International, Inc.[a]	2,855,574	0.5%
22,461	Qualys, Inc.[a]	1,893,462	0.3%
45,403	Semtech Corporation[a]	2,136,211	0.4%
	Other Securities^	74,202,916	13.4%

	Total	82,983,263

Materials (5.0%)
22,026	Balchem Corporation	2,161,632	0.4%
34,679	H.B. Fuller Company	1,861,569	0.3%
28,874	Ingevity Corporation[a]	2,334,752	0.4%
60,375	KapStone Paper and Packaging Corporation	2,082,937	0.4%
	Other Securities^	19,505,033	3.5%

	Total	27,945,923

Real Estate (5.9%)
23,972	EastGroup Properties, Inc.	2,290,764	0.4%
	Other Securities^	30,649,351	5.5%

	Total	32,940,115

Telecommunications Services (1.1%)
148,255	Vonage Holdings Corporation[a]	1,911,007	0.3%
	Other Securities^	4,352,418	0.8%

	Total	6,263,425

Utilities (2.2%)
45,049	Avista Corporation	2,372,280	0.4%
58,655	South Jersey Industries, Inc.	1,963,183	0.4%
34,543	Spire, Inc.	2,440,463	0.4%
	Other Securities^	5,633,356	1.0%

	Total	12,409,282

	Total Common Stock (cost $405,716,331)	555,309,909

	Collateral Held for Securities Loaned (3.9%)
22,099,600	Thrivent Cash Management Trust	22,099,600	3.9%

	Total Collateral Held for Securities Loaned (cost $22,099,600)	22,099,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (0.7%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
310,585	2.290%	$3,105,849	0.6%
	Other Securities^	699,449	0.1%

	Total Short-Term Investments (cost $3,805,245)	3,805,298

	Total Investments (cost $431,621,176) 103.9%	$581,214,807

	Other Assets and Liabilities, Net (3.9%)	(21,742,165)

	Total Net Assets 100.0%	$559,472,642

∧

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$21,456,155

Total lending	$21,456,155
Gross amount payable upon return of collateral for securities loaned	$22,099,600

Net amounts due to counterparty	$643,445

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$168,445,849
Gross unrealized depreciation	(22,557,138)

Net unrealized appreciation (depreciation)	$145,888,711
Cost for federal income tax purposes	$438,868,221

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	84,026,029	84,026,029	—	—
Consumer Staples	17,473,423	17,473,423	—	—
Energy	23,559,034	23,559,034	—	—
Financials	95,202,903	95,202,903	—	—
Health Care	67,284,786	67,284,786	—	—
Industrials	105,221,726	105,221,726	—	—
Information Technology	82,983,263	82,983,263	—	—
Materials	27,945,923	27,945,923	—	—
Real Estate	32,940,115	32,940,115	—	—
Telecommunications Services	6,263,425	6,263,425	—	—
Utilities	12,409,282	12,409,282	—	—
Short-Term Investments	699,449	—	699,449	—

Subtotal Investments in Securities	$556,009,358	$555,309,909	$699,449	$—

Other Investments *	Total
Short-Term Investments	3,105,849
Collateral Held for Securities Loaned	22,099,600

Subtotal Other Investments	$25,205,449

Total Investments at Value	$581,214,807

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	74,599	74,599	—	—

Total Liability Derivatives	$74,599	$74,599	$—	$—

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

The following table presents Small Cap Index Portfolio’s futures contracts held as of June 29, 2018. Investments and/or cash totaling $699,449 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME E-mini Russell 2000 Index	43	September 2018	$3,616,724	($74,599)

Total Futures Long Contracts			$3,616,724	($74,599)

Total Futures Contracts			$3,616,724	($74,599)

Reference Description:

CME -	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 29, 2018, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$74,599
Total Equity Contracts		74,599

Total Liability Derivatives		$74,599

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 29, 2018, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,277,172
Total Equity Contracts		1,277,172

Total		$1,277,172

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 29, 2018, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(107,914)
Total Equity Contracts		(107,914)

Total		($107,914)

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended June 29, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$10,777,968

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDE PORTFOLIO

Summary Schedule of Investments as of June 29, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$7,472	$46,690	$51,056	311	$3,106	0.6%

Total Affiliated Short-Term Investments	7,472				3,106	0.6

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	23,050	82,049	82,999	22,100	22,100	3.9

Total Collateral Held for Securities Loaned	23,050				22,100	3.9

Total Value	$30,522				$25,206

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$102

Total Income from Affiliated Investments				$102

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	193

Total Affiliated Income from Securities Loaned, Net				$193

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (95.0%)	Value
Consumer Discretionary (9.3%)
34,616	Cedar Fair, LP	$2,181,154
93,960	Children’s Place, Inc.	11,350,368
195,173	Core-Mark Holding Company, Inc.	4,430,427
341,020	Crocs, Inc.[a]	6,005,362
73,690	G-III Apparel Group, Ltd.[a]	3,271,836
221,600	Michaels Companies, Inc.[a]	4,248,072
216,620	Nutrisystem, Inc.	8,339,870
46,110	Oxford Industries, Inc.	3,826,208
38,070	Papa John’s International, Inc.[b]	1,930,911
25,620	Stamps.com, Inc.[a]	6,483,141
35,062	Tupperware Brands Corporation	1,445,957
114,940	Zumiez, Inc.[a]	2,879,247

	Total	56,392,553

Consumer Staples (4.5%)
591,610	Cott Corporation	9,791,146
40,480	Hain Celestial Group, Inc.[a]	1,206,304
100,040	John B. Sanfilippo & Son, Inc.	7,447,978
100,100	MGP Ingredients, Inc.[b]	8,889,881

	Total	27,335,309

Energy (4.9%)
541,030	Callon Petroleum Company[a]	5,810,662
69,035	Euronav NV	635,122
126,920	Nine Energy Service, Inc.[a]	4,203,590
283,349	Ring Energy, Inc.[a]	3,575,864
118,540	RPC, Inc.[b]	1,727,128
792,381	Transocean, Ltd.[a]	10,649,601
173,532	WPX Energy, Inc.[a]	3,128,782

	Total	29,730,749

Financials (24.7%)
103,140	Argo Group International Holdings, Ltd.	5,997,591
236,972	Assured Guaranty, Ltd.	8,467,010
210,240	BancorpSouth Bank	6,927,408
101,617	Chemical Financial Corporation	5,657,018
251,768	CoBiz Financial, Inc.	5,407,977
134,890	First Interstate BancSystem, Inc.	5,692,358
110,067	Hamilton Lane, Inc.	5,279,914
119,810	Hancock Whitney Corporation	5,589,136
10,455	Hanmi Financial Corporation	296,399
10,413	Hanover Insurance Group, Inc.	1,244,978
338,977	Heritage Commerce Corporation	5,759,219
26,921	Hope Bancorp, Inc.	480,001
169,136	Horace Mann Educators Corporation	7,543,466
105,765	Houlihan Lokey, Inc.	5,417,283
96,386	IBERIABANK Corporation	7,306,059
43,763	Infinity Property & Casualty Corporation	6,229,663
304,930	Investment Technology Group, Inc.	6,379,136
43,510	National Bank Holdings Corporation	1,679,051
301,830	PCSB Financial Corporation	5,997,362
17,300	PowerShares QQQ	2,969,545
70,670	Primerica, Inc.	7,038,732
235,780	Santander Consumer USA Holdings Inc.	4,501,040
225,439	Seacoast Banking Corporation of Florida[a]	7,119,364
95,426	State Auto Financial Corporation	2,854,192
339,374	Sterling Bancorp	7,975,289
74,376	Stifel Financial Corporation	3,886,146
214,730	Synovus Financial Corporation	11,344,186
132,090	United Community Banks, Inc.	4,051,200

	Total	149,090,723

Health Care (9.6%)
142,980	Catalent, Inc.[a]	5,989,432
26,168	Heska Corporation[a]	2,715,977
91,160	LHC Group, Inc.[a]	7,802,384
149,890	Myriad Genetics, Inc.[a]	5,601,389
49,920	Neurocrine Biosciences, Inc.[a]	4,904,141
91,723	NuVasive, Inc.[a]	4,780,603
171,180	Omnicell, Inc.[a]	8,978,391
38,760	Optinose, Inc.[a,b]	1,084,505
80,290	PerkinElmer, Inc.	5,879,637
24,170	Teleflex, Inc.	6,482,636
35,164	West Pharmaceutical Services, Inc.	3,491,433

	Total	57,710,528

Industrials (19.2%)
56,990	AGCO Corporation	3,460,433
6,930	AZZ, Inc.	301,108
46,580	BWX Technologies, Inc.	2,902,866
32,420	Curtiss-Wright Corporation	3,858,628
130,830	Encore Wire Corporation	6,207,884
80,030	Genesee & Wyoming, Inc.[a]	6,508,040
45,982	Granite Construction, Inc.	2,559,358
62,350	ICF International, Inc.	4,429,968
118,707	KeyW Holding Corporation[a],[b]	1,037,499
199,290	Kirby Corporation[a]	16,660,644
62,460	Lindsay Corporation	6,057,995
584,749	MRC Global, Inc.[a]	12,671,511
590,510	Nexeo Solutions, Inc.[a]	5,391,356
85,220	Oshkosh Corporation	5,992,670
219,750	Primoris Services Corporation	5,983,793
129,896	Raven Industries, Inc.	4,994,501
134,180	Terex Corporation	5,661,054
43,860	TransUnion	3,142,130
224,040	Univar, Inc.[a]	5,878,810
34,897	Valmont Industries, Inc.	5,260,723
89,556	Waste Connections, Inc.	6,741,776

	Total	115,702,747

Information Technology (13.9%)
24,821	Arista Networks, Inc.[a]	6,391,159
101,790	Belden, Inc.	6,221,405
67,450	Blackline, Inc.[a]	2,929,354
52,480	Booz Allen Hamilton Holding Corporation	2,294,950
222,900	Ciena Corporation[a]	5,909,079
174,280	Dolby Laboratories, Inc.	10,751,333
51,630	Guidewire Software, Inc.[a]	4,583,711
121,930	M/A-COM Technology Solutions Holdings, Inc.[a,b]	2,809,267
178,690	National Instruments Corporation	7,501,406
146,235	Pegasystems, Inc.	8,013,678
146,080	Plexus Corporation[a]	8,697,603
23,458	Q2 Holdings, Inc.[a]	1,338,279
33,093	Rogers Corporation[a]	3,688,546
132,131	SailPoint Technologies Holdings, Inc.[a]	3,242,495
198,985	Virtusa Corporation[a]	9,686,590

	Total	84,058,855

Materials (4.7%)
46,108	Balchem Corporation	4,525,039
49,780	Neenah, Inc.	4,223,833

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (95.0%)	Value
Materials (4.7%) - continued
114,584	Scotts Miracle-Gro Company	$9,528,805
130,925	Sensient Technologies Corporation	9,367,684
8,040	United States Lime & Minerals, Inc.	674,556

	Total	28,319,917

Real Estate (2.0%)
221,435	Cousins Properties, Inc.	2,145,705
55,290	CyrusOne, Inc.	3,226,725
118,310	Physicians Realty Trust	1,885,861
133,131	Terreno Realty Corporation	5,015,045

	Total	12,273,336

Utilities (2.2%)
89,990	MDU Resources Group, Inc.	2,580,913
68,080	New Jersey Resources Corporation	3,046,580
115,030	PNM Resources, Inc.	4,474,667
44,370	Southwest Gas Holdings, Inc.	3,384,100

	Total	13,486,260

	Total Common Stock (cost $433,101,540)	574,100,977

	Registered Investment Companies (4.1%)
Equity Funds/Exchange Traded Funds (4.1%)
38,340	iShares Russell 2000 Index Fund	6,278,942
31,980	SPDR S&P Biotech ETF[b]	3,044,176
58,710	SPDR S&P Health Care Equipment ETF	4,592,296
91,730	SPDR S&P Retail ETF	4,454,409
76,560	Vanguard REIT ETF	6,235,812

	Total	24,605,635

	Total Registered Investment Companies (cost $22,930,219)	24,605,635

	Collateral Held for Securities Loaned (2.2%)
13,536,080	Thrivent Cash Management Trust	13,536,080

	Total Collateral Held for Securities Loaned (cost $13,536,080)	13,536,080

Shares or Principal Amount	Short-Term Investments (1.0%)
	Thrivent Core Short-Term Reserve Fund
609,906	2.290%	6,099,055

	Total Short-Term Investments (cost $6,099,055)	6,099,055

	Total Investments (cost $475,666,894) 102.3%	$618,341,747

	Other Assets and Liabilities, Net (2.3%)	(13,646,352)

	Total Net Assets 100.0%	$604,695,395

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$13,130,733

Total lending	$13,130,733
Gross amount payable upon return of collateral for securities loaned	$13,536,080

Net amounts due to counterparty	$405,347

Definitions:

ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$152,958,612
Gross unrealized depreciation	(9,709,150)

Net unrealized appreciation (depreciation)	$143,249,462
Cost for federal income tax purposes	$475,092,285

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 29, 2018, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	56,392,553	56,392,553	—	—
Consumer Staples	27,335,309	27,335,309	—	—
Energy	29,730,749	29,730,749	—	—
Financials	149,090,723	149,090,723	—	—
Health Care	57,710,528	57,710,528	—	—
Industrials	115,702,747	115,702,747	—	—
Information Technology	84,058,855	84,058,855	—	—
Materials	28,319,917	28,319,917	—	—
Real Estate	12,273,336	12,273,336	—	—
Utilities	13,486,260	13,486,260	—	—
Registered Investment Companies
Equity Funds/Exchange Traded Funds	24,605,635	24,605,635	—	—

Subtotal Investments in Securities	$598,706,612	$598,706,612	$—	$—

Other Investments *	Total
Short-Term Investments	6,099,055
Collateral Held for Securities Loaned	13,536,080

Subtotal Other Investments	$19,635,135

Total Investments at Value	$618,341,747

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended June 29, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 6/29/2018	Value 6/29/2018	% of Net Assets 6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$19,132	$74,006	$87,039	610	$6,099	1.0%

Total Affiliated Short-Term Investments	19,132				6,099	1.0

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	22,739	84,397	93,600	13,536	13,536	2.2

Total Collateral Held for Securities Loaned	22,739				13,536	2.2

Total Value	$41,871				$19,635

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 -6/29/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.290%	$—	$—	—	$87

Total Income from Affiliated Investments				$87

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	62

Total Affiliated Income from Securities Loaned, Net				$62

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

As of June 29,2018 (unaudited)	Aggressive Allocation Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Government Bond Portfolio
Assets
Investments at cost	$1,161,315,873	$409,982,856	$741,752,330	$240,058,975
Investments in unaffiliated securities at value (#)	735,497,629	374,266,939	639,159,468	193,230,986
Investments in affiliated securities at value	655,873,660	64,891,094	130,466,240	45,854,161
Cash	29,884 (a)	52,915 (b)	133,631 (c)	67
Dividends and interest receivable	673,325	1,320,933	3,239,559	667,738
Prepaid expenses	6,196	3,881	4,580	3,360
Receivable for:
Investments sold	616,922	939,652	879,215	2,742
Investments sold on a delayed delivery basis	173,667	1,231,537	—	1,615,500
Fund shares sold	274,654	386	264,252	—
Expense reimbursements	210,549	—	—	—
Variation margin on open future contracts	1,418,319	3,590	7,362	3,375
Total Assets	1,394,774,805	442,710,927	774,154,307	241,377,929
Liabilities
Accrued expenses	35,873	34,020	35,232	13,710
Payable for:
Investments purchased	819,546	739,307	1,905,325	—
Investments purchased on a delayed delivery basis	18,162,977	32,042,869	73,078,340	54,606,524
Return of collateral for securities loaned	9,109,955	3,133,466	3,796,766	—
Fund shares redeemed	19,095	119,629	7,630	121,141
Variation margin on open future contracts	310,993	6,092	12,086	—
Investment advisory fees	770,217	178,661	221,311	51,981
Administrative service fees	27,572	12,839	17,179	9,489
Director fees	590	287	479	167
Director deferred compensation	56,637	81,294	53,794	44,744
Open options written, at value	—	3,525	7,050	—
Commitments and contingent liabilities^	—	—	—	—
Mortgage dollar roll deferred revenue	7,243	10,620	22,759	24,645
Total Liabilities	29,320,698	36,362,609	79,157,951	54,872,401
Net Assets
Capital stock (beneficial interest)	1,075,644,072	363,880,419	650,673,808	190,890,636
Accumulated undistributed net investment income/(loss)	8,291,478	5,604,487	11,512,203	8,335
Accumulated undistributed net realized gain/(loss)	57,161,164	7,475,743	4,262,474	(3,448,995)
Net unrealized appreciation/(depreciation) on:
Investments	184,075,594	30,644,290	30,004,753	(973,828)
Affiliated investments	45,979,822	(1,469,113)	(2,131,375)	—
Written option contracts	—	225	450	—
Futures contracts	(5,697,418)	215,192	676,582	29,380
Foreign currency transactions	(605)	(2,925)	(2,539)	—
Total Net Assets	$1,365,454,107	$406,348,318	$694,996,356	$186,505,528
Shares of beneficial interest outstanding	81,909,901	27,109,910	86,285,836	17,438,149
Net asset value per share	$16.67	$14.99	$8.05	$10.70
(#) Includes securities on loan of	$8,798,283	$3,019,653	$3,672,047	$—

(a)	Includes foreign currency holdings of $12,300 (cost $12,315).
(b)	Includes foreign currency holdings of $60,604 (cost $60,701).
(c)	Includes foreign currency holdings of $56,942 (cost $57,019).
(d)	Includes foreign currency holdings of $316,791 (cost $317,217).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Yield Portfolio	Income Portfolio	Large Cap Growth Portfolio	Large Cap Index Portfolio	Large Cap Stock Portfolio	Large Cap Value Portfolio	Limited Maturity Bond Portfolio

$888,534,589	$1,568,979,682	$826,855,382	$597,364,593	$891,265,286	$1,141,424,842	$921,713,973
812,944,978	1,394,078,805	1,299,356,039	967,566,163	1,007,236,552	1,542,798,992	870,464,301
59,049,109	150,884,298	5,429,721	19,599,581	100,652,682	21,334,664	40,357,752
42,742	2,649,878	—	5,524	325,637 (d)	94,815	3,835,919
13,091,374	14,434,042	34,996	830,569	2,133,284	1,551,333	4,042,738
4,960	6,604	5,950	5,257	5,586	6,687	5,131

1,017,184	5,926,568	654,565	923,284	2,249,422	—	980,520
—	495,619	—	—	—	—	—
31,796	13,696	33,956	290,368	596	41,808	1,865
—	—	—	—	—	—	—
—	16,681	—	14,230	1,773,395	—	14,978
886,182,143	1,568,506,191	1,305,515,227	989,234,976	1,114,377,154	1,565,828,299	919,703,204

18,666	20,235	15,298	16,848	30,936	20,131	18,875
5,478,250	6,491,241	—	479,855	3,262,041	—	—
—	76,261,015	—	—	—	—	19,323,489
46,705,723	10,991,404	—	1,073,335	4,351,254	3,594,150	—
82,164	74,253	349,512	108,555	61,363	9,796	45,606
—	—	—	—	49,665	—	12,375
266,082	468,650	422,673	158,752	529,257	757,487	286,283
19,306	28,927	26,744	21,748	23,666	30,654	20,265
708	1,225	1,057	834	841	1,348	755
147,228	224,262	280,198	98,082	166,010	154,455	169,016
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	26,344	—	—	—	—	7,223
52,718,127	94,587,556	1,095,482	1,958,009	8,475,033	4,568,021	19,883,887

877,595,247	1,506,350,528	741,548,241	606,542,271	819,911,020	1,068,143,422	911,647,544
236,355	64,603	1,566,571	8,384,638	8,545,922	12,374,634	99,587
(27,827,084)	(8,274,584)	83,374,555	(17,033,377)	66,625,000	58,033,408	(210,350)

(16,540,502)	(24,016,579)	477,930,378	389,801,151	216,623,948	422,708,814	(10,891,920)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(205,333)	—	(417,716)	(5,792,447)	—	(825,544)
—	—	—	—	(11,322)	—	—
$833,464,016	$1,473,918,635	$1,304,419,745	$987,276,967	$1,105,902,121	$1,561,260,278	$899,819,317

177,633,689	150,529,329	34,217,537	26,612,811	80,815,221	87,093,888	91,979,173
$4.69	$9.79	$38.12	$37.10	$13.68	$17.93	$9.78
$44,972,916	$10,651,940	$—	$1,034,853	$4,182,266	$3,378,501	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of June 29,2018 (unaudited)	Low Volatility Equity Portfolio	Mid Cap Index Portfolio	Mid Cap Stock Portfolio	Moderate Allocation Portfolio
Assets
Investments at cost	$17,424,126	$348,233,949	$1,398,533,872	$9,845,013,153
Investments in unaffiliated securities at value (#)	17,020,422	402,036,900	1,670,336,708	6,310,555,722
Investments in affiliated securities at value	630,641	27,667,714	167,885,608	4,656,003,593
Cash	3,448 (a)	—	—	2,086,486 (b)
Dividends and interest receivable	43,504	416,514	1,125,182	20,833,651
Prepaid expenses	2,918	3,879	7,228	27,928
Receivable for:
Investments sold	—	2,604,164	—	25,732,422
Investments sold on a delayed delivery basis	—	—	—	2,913,637
Fund shares sold	726	120,726	39,631	659,772
Expense reimbursements	10,299	—	—	1,418,676
Variation margin on open future contracts	7,200	21,425	—	3,513,630
Total Assets	17,719,158	432,871,322	1,839,394,357	11,023,745,517
Liabilities
Accrued expenses	16,310	15,211	17,414	68,290
Cash overdraft	—	—	—	—
Payable for:
Investments purchased	—	1,382,832	4,410,077	8,888,594
Investments purchased on a delayed delivery basis	—	—	—	912,212,110
Return of collateral for securities loaned	—	7,395,867	55,886,360	34,829,428
Foreign capital gain tax liability	—	—	—	—
Fund shares redeemed	2,983	5,191	146,030	438,181
Variation margin on open future contracts	—	—	—	910,878
Investment advisory fees	8,354	67,995	912,626	4,785,377
Administrative service fees	6,931	13,126	34,057	159,982
Director fees	167	336	1,440	4,760
Director deferred compensation	279	28,711	236,178	316,252
Open options written, at value	—	—	—	79,313
Commitments and contingent liabilities^	—	—	—	—
Mortgage dollar roll deferred revenue	—	—	—	368,179
Total Liabilities	35,024	8,909,269	61,644,182	963,061,344
Net Assets
Capital stock (beneficial interest)	17,335,678	330,036,897	1,233,442,265	8,546,144,336
Accumulated undistributed net investment income/(loss)	148,263	2,659,835	3,649,463	113,113,361
Accumulated undistributed net realized gain/(loss)	(17,351)	10,300,073	100,970,003	281,193,991
Net unrealized appreciation/(depreciation) on:
Investments	226,937	81,470,665	439,688,444	735,495,225
Affiliated investments	—	—	—	386,050,937
Written option contracts	—	—	—	5,063
Futures contracts	(8,907)	(505,417)	—	(1,314,491)
Foreign currency transactions	(486)	—	—	(4,249)
Total Net Assets	$17,684,134	$423,962,053	$1,777,750,175	$10,060,684,173
Shares of beneficial interest outstanding	1,639,907	22,867,981	90,894,759	700,549,173
Net asset value per share	$10.78	$18.54	$19.56	$14.36
(#) Includes securities on loan of	$—	$7,194,103	$53,968,995	$33,660,674

*	Securities held by this Portfolio are valued on the basis of amortized cost, which approximates market value.
(a)	Includes foreign currency holdings of $3,448 (cost $3,456).
(b)	Includes foreign currency holdings of $105,418 (cost $105,564).
(c)	Includes foreign currency holdings of $61,989 (cost $61,997).
(d)	Includes foreign currency holdings of $4 (cost $4).
(e)	Includes foreign currency holdings of $16,400 (cost $15,918).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Moderately Aggressive Allocation Portfolio	Moderately Conservative Allocation Portfolio		Money Market Portfolio		Multidimensional Income Portfolio	Opportunity Income Plus Portfolio	Partner All Cap Portfolio	Partner Emerging Markets Equity Portfolio

$5,681,346,399	$5,389,699,307		$156,489,593		$21,115,688	$210,031,011	$90,305,303	$82,602,983
3,486,772,936	3,440,887,014		156,489,593	*	16,956,730	152,584,743	109,612,752	89,185,897
3,125,727,610	2,282,798,420		—		3,661,733	55,189,050	2,144,163	1,843,162
679,091 (c)	1,242,680	(d)	5,283		—	—	11,091	16,400 (e)
7,974,729	14,464,579		201,339		125,428	834,008	76,688	288,163
18,408	15,510		3,260		2,930	3,324	3,154	3,135

51,936,372	24,592,827		—		304,038	771,072	591,424	94,253
7,529,284	893,145		—		—	1,046,306	—	—
690,841	2,310		400,312		36,871	59,555	23,339	300
1,109,874	523,090		—		7,382	—	—	4,305
2,885,754	1,210,217		—		31	1,437	—	—
6,685,324,899	5,766,629,792		157,099,787		21,095,143	210,489,495	112,462,611	91,435,615

74,085	43,852		12,866		18,014	19,781	12,506	47,379
—	—		—		21,475	109,485	—	—

10,459,116	6,236,289		1,035,000		152,604	295,956	—	508,271
340,978,196	669,764,058		—		1,020,106	30,364,906	—	—
26,846,237	18,217,564		—		99,038	1,083,337	1,840,625	—
—	—		—		—	—	—	136,596
200,728	651,436		127,822		41	30,800	2,493	8,154
830,232	152,874		—		23	2,959	—	—
3,269,444	2,274,210		43,796		8,631	71,083	57,790	73,153
101,529	83,583		9,044		6,965	9,368	8,356	8,090
2,823	2,481		167		167	167	167	167
200,822	167,175		—		278	21,887	21,837	17,528
26,438	65,213		—		—	3,525	—	—
—	—		—		—	—	—	—
140,645	268,928		—		252	9,667	—	—
383,130,295	697,927,663		1,228,695		1,327,594	32,022,921	1,943,774	799,338

5,082,440,833	4,609,931,637		155,874,549		19,769,418	183,994,419	85,556,777	83,933,158
57,063,855	62,708,633		—		414,670	70,661	324,774	414,467
238,677,849	59,671,274		(3,457)		82,837	(3,489,148)	3,185,674	(2,136,997)

578,791,514	238,109,076		—		(350,524)	(777,964)	21,451,612	8,426,076
352,362,633	95,877,051		—		(146,701)	(1,479,254)	—	—
1,688	4,163		—		—	225	—	—
(7,141,100)	2,400,295		—		(2,151)	147,635	—	—
(2,668)	—		—		—	—	—	(427)
$6,302,194,604	$5,068,702,129		$155,871,092		$19,767,549	$178,466,574	$110,518,837	$90,636,277
403,817,129	390,104,545		155,872,681		1,980,101	17,956,239	7,419,355	7,152,554
$15.61	$12.99		$1.00		$9.98	$9.94	$14.90	$12.67
$25,935,337	$17,564,707		$—		$96,544	$504,553	$1,788,645	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of June 29, 2018 (unaudited)	Partner Growth Stock Portfolio	Partner Healthcare Portfolio
Assets
Investments at cost	$139,591,971	$186,905,861
Investments in unaffiliated securities at value (#)	217,889,596	195,071,979
Investments in affiliated securities at value	2,378,683	7,065,122
Cash	—	312 (a)
Initial margin deposit on open futures contracts	—	—
Initial margin deposit on open currency contracts	—	—
Dividends and interest receivable	88,472	206,785
Prepaid expenses	3,379	3,358
Receivable for:
Investments sold	718,217	1,230,764
Investments sold on a delayed delivery basis	—	—
Fund shares sold	155,266	53
Expense reimbursements	—	8,958
Variation margin on open future contracts	—	—
Unrealized gain on forward contracts	—	102,399
Total Assets	221,233,613	203,689,730
Liabilities
Accrued expenses	15,652	13,592
Payable for:
Investments purchased	1,738,388	1,194,480
Investments purchased on a delayed delivery basis	—	—
Return of collateral for securities loaned	58,225	2,680,000
Foreign capital gain tax liability	—	—
Fund shares redeemed	38,488	56,374
Variation margin on open future contracts	—	—
Investment advisory fees	113,581	133,720
Administrative service fees	9,987	9,701
Director fees	167	167
Director deferred compensation	23,202	17,528
Unrealized loss on forward contracts	—	—
Commitments and contingent liabilities^	—	—
Total Liabilities	1,997,690	4,105,562
Net Assets
Capital stock (beneficial interest)	133,019,540	185,878,739
Accumulated undistributed net investment income/(loss)	155,648	459,811
Accumulated undistributed net realized gain/(loss)	5,384,430	(2,087,934)
Net unrealized appreciation/(depreciation) on:
Investments	80,676,308	15,231,240
Futures contracts	—	—
Foreign currency forward contracts	—	102,399
Foreign currency transactions	(3)	(87)
Total Net Assets	$219,235,923	$199,584,168
Shares of beneficial interest outstanding	8,899,702	10,548,651
Net asset value per share	$24.63	$18.92
(#) Includes securities on loan of	$55,114	$2,640,360

(a)	Includes foreign currency holdings of $312 (cost $315).
(b)	Includes foreign currency holdings of $8,994,907 (cost $9,007,619).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Partner Worldwide Allocation Portfolio	Real Estate Securities Portfolio	Small Cap Growth Portfolio	Small Cap Index Portfolio	Small Cap Stock Portfolio

$1,820,543,081	$146,828,224	$5,017,618	$431,621,176	$475,666,894
1,880,515,076	176,455,825	5,228,002	556,009,358	598,706,612
40,987,141	472,535	137,222	25,205,449	19,635,135
9,962,839 (b)	—	—	—	142,788
811,687	—	—	—	—
2,281,137	—	—	—	—
9,468,084	713,565	1,556	599,395	344,557
7,865	3,301	3,834	4,143	4,324

25,733,979	87,950	6,447	563,438	2,507,912
260,000	—	—	—	—
81,892	43,400	50,562	161,540	2,997
—	—	12,664	—	—
5,715,655	—	—	—	—
1,145,575	—	—	—	—
1,976,970,930	177,776,576	5,440,287	582,543,323	621,344,325

172,694	12,644	5,386	16,330	14,296

22,168,905	—	14,635	683,339	2,576,415
203,305	—	—	—	—
16,959,869	—	—	22,099,600	13,536,080
388,848	—	—	—	—
19,791	36,390	50,562	93,712	27,513
5,580,754	—	—	7,220	—
1,232,622	103,903	3,458	89,697	325,164
36,384	9,299	6,749	15,188	15,939
1,764	167	111	431	493
222,699	45,841	—	65,164	153,030
1,505,002	—	—	—	—
—	—	—	—	—
48,492,637	208,244	80,901	23,070,681	16,648,930

1,747,572,825	147,253,173	4,993,091	381,939,094	417,167,213
21,727,465	2,223,389	(3,463)	2,955,747	924,552
58,987,603	(2,008,366)	22,152	25,058,769	43,928,777

100,959,136	30,100,136	347,606	149,593,631	142,674,853
(321,032)	—	—	(74,599)	—
(359,427)	—	—	—	—
(88,277)	—	—	—	—
$1,928,478,293	$177,568,332	$5,359,386	$559,472,642	$604,695,395
193,189,157	7,461,427	499,337	28,283,601	29,810,156
$9.98	$23.80	$10.73	$19.78	$20.28
$16,331,323	$—	$—	$21,456,155	$13,130,733

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS

For the six months ended June 29, 2018 (unaudited)	Aggressive Allocation Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Government Bond Portfolio
Investment Income
Dividends	$3,754,304	$2,856,323	$3,297,029	$—
Interest	295,179	3,306,836	8,440,557	1,698,852
Income from mortgage dollar rolls	118,057	215,633	444,906	487,447
Affiliated income from securities loaned, net	123,585	19,913	23,968	3,575
Income from affiliated investments	7,516,447	784,217	1,526,043	452,043
Foreign tax withholding	(30,838)	(146,186)	(141,474)	—
Total Investment Income	11,776,734	7,036,736	13,591,029	2,641,917
Expenses
Adviser fees	4,687,573	1,099,803	1,352,954	329,162
Administrative service fees	167,233	77,993	104,265	57,869
Audit and legal fees	23,349	21,254	22,506	16,032
Custody fees	26,681	30,940	30,206	2,179
Insurance expenses	4,212	2,684	3,140	2,334
Directors’ fees	13,622	8,002	10,917	4,598
Other expenses	19,162	31,982	36,513	8,016
Total Expenses Before Reimbursement	4,941,832	1,272,658	1,560,501	420,190
Less:
Reimbursement from adviser	(1,309,829)	—	—	—
Total Net Expenses	3,632,003	1,272,658	1,560,501	420,190
Net Investment Income/(Loss)	8,144,731	5,764,078	12,030,528	2,221,727
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	46,943,248	8,424,504	7,668,941	(2,978,856)
Affiliated investments	332,120	—	—	—
In-kind contributions	—	(299,555)	(360,054)	—
Distributions of realized capital gains from affiliated investments	18,602,176	—	—	—
Written option contracts	—	6,641	12,422	8,125
Futures contracts	(4,942,013)	(317,908)	(1,148,475)	(16,595)
Foreign currency transactions	(2,411)	(9,508)	(9,165)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	249,445	(7,139,841)	(10,487,069)	(1,602,171)
Affiliated investments	(25,497,520)	(1,478,117)	(2,138,212)	—
Written option contracts	—	225	450	—
Futures contracts	(7,750,175)	386,314	1,059,550	40,961
Foreign currency transactions	(996)	(6,918)	(5,620)	—
Net Realized and Unrealized Gains/(Losses)	27,933,874	(434,163)	(5,407,232)	(4,548,536)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$36,078,605	$5,329,915	$6,623,296	$(2,326,809)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

High Yield Portfolio	Income Portfolio	Large Cap Growth Portfolio	Large Cap Index Portfolio	Large Cap Stock Portfolio	Large Cap Value Portfolio	Limited Maturity Bond Portfolio

$253,612	$578,371	$4,420,416	$9,181,719	$12,239,827	$16,441,329	$93,657
25,102,352	27,218,612	3,327	6,948	193,098	—	11,754,749
—	572,204	—	—	—	—	99,660
274,211	76,843	1,261	3,869	88,288	34,352	1,755
290,681	979,390	202,512	147,637	1,098,976	208,578	373,832
—	—	—	—	(766,237)	—	—
25,920,856	29,425,420	4,627,516	9,340,173	12,853,952	16,684,259	12,323,653

1,655,931	2,936,263	2,520,399	962,623	3,262,565	4,692,488	1,779,167
118,657	179,472	159,719	131,449	144,612	188,595	124,511
19,067	20,636	18,298	18,612	18,976	23,053	19,217
5,936	9,925	5,524	2,722	38,345	5,857	4,999
3,479	4,662	4,072	3,537	3,840	4,652	3,614
18,051	30,340	27,214	18,725	21,350	30,620	19,328
18,607	26,421	11,782	11,964	17,989	13,946	24,089
1,839,728	3,207,719	2,747,008	1,149,632	3,507,677	4,959,211	1,974,925

—	—	—	—	—	—	—
1,839,728	3,207,719	2,747,008	1,149,632	3,507,677	4,959,211	1,974,925
24,081,128	26,217,701	1,880,508	8,190,541	9,346,275	11,725,048	10,348,728

2,823,683	(8,863,403)	85,171,695	1,053,697	70,978,012	58,943,916	(1,857,345)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	3,294,177	191,027	742,156	(4,437,327)	—	3,241,701
—	1,894	—	—	(119,860)	—	—

(31,875,052)	(61,552,664)	54,725,914	14,287,002	(46,496,497)	(75,711,650)	(7,727,859)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(1,091,227)	—	(504,340)	(3,748,664)	—	(1,153,631)
—	(1,138)	—	—	(35,022)	—	—
(29,051,369)	(68,212,361)	140,088,636	15,578,515	16,140,642	(16,767,734)	(7,497,134)

$(4,970,241)	$(41,994,660)	$141,969,144	$23,769,056	$25,486,917	$(5,042,686)	$2,851,594

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the six months ended June 29, 2018 (unaudited)	Low Volatility Equity Portfolio	Mid Cap Index Portfolio	Mid Cap Stock Portfolio	Moderate Allocation Portfolio
Investment Income
Dividends	$199,555	$3,063,492	$8,448,980	$23,838,488
Interest	1,617	5,086	143,214	39,060,013
Income from mortgage dollar rolls	—	—	—	6,868,212
Affiliated income from securities loaned, net	12	39,460	35,975	315,372
Income from affiliated investments	9,473	102,310	1,134,211	63,739,074
Non cash income	10,543	—	—	—
Foreign capital gain tax withholding	—	—	—	—
Foreign tax withholding	(10,247)	(1,618)	—	(255,520)
Total Investment Income	210,953	3,208,730	9,762,380	133,565,639
Expenses
Adviser fees	43,363	402,896	5,564,817	29,753,121
Sub-Adviser fees	—	—	—	—
Administrative service fees	41,373	78,275	206,849	993,328
Amortization of offering costs	760	—	—	—
Audit and legal fees	17,051	17,376	19,615	47,048
Custody fees	6,288	1,311	8,550	61,395
Insurance expenses	1,998	2,634	4,970	19,810
Directors’ fees	3,377	7,276	35,037	107,753
Other expenses	7,594	8,283	15,013	68,652
Total Expenses Before Reimbursement	121,804	518,051	5,854,851	31,051,107
Less:
Reimbursement from adviser	(63,987)	—	—	(8,825,447)
Total Net Expenses	57,817	518,051	5,854,851	22,225,660
Net Investment Income/(Loss)	153,136	2,690,679	3,907,529	111,339,979
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	38,890	15,573,012	105,457,942	248,629,013
Affiliated investments	—	—	—	357,799
In-kind contributions	—	—	—	—
Distributions of realized capital gains from affiliated investments	—	—	—	99,615,952
Written option contracts	—	—	—	156,016
Futures contracts	(41,771)	819,778	—	(46,003,409)
Foreign currency transactions	(2,378)	—	—	(22,747)
Change in net unrealized appreciation/(depreciation) on:
Investments	(319,034)	(5,128,400)	(78,846,855)	(181,617,666)
Affiliated investments	—	—	—	(180,451,654)
Written option contracts	—	—	—	5,063
Futures contracts	(17,262)	(530,176)	—	(4,807,768)
Foreign currency transactions	(529)	—	—	(9,579)
Net Realized and Unrealized Gains/(Losses)	(342,084)	10,734,214	26,611,087	(64,148,980)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(188,948)	$13,424,893	$30,518,616	$47,190,999

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Moderately Aggressive Allocation Portfolio	Moderately Conservative Allocation Portfolio	Money Market Portfolio	Multidimensional Income Portfolio	Opportunity Income Plus Portfolio	Partner All Cap Portfolio	Partner Emerging Markets Equity Portfolio

$15,430,036	$8,764,780	$—	$60,231	$196,553	$738,840	$1,354,796
13,516,596	28,423,531	1,276,911	312,122	2,795,153	4,026	—
2,241,848	5,187,079	—	12,634	191,736	—	—
285,944	65,843	—	390	5,092	11,381	283
39,008,175	31,251,902	—	60,862	739,154	10,247	20,764
—	—	—	63,222	—	—	—
—	—	—	—	—	—	(136,596)
(102,857)	(2,446)	—	(648)	—	—	(150,100)
70,379,742	73,690,689	1,276,911	508,813	3,927,688	764,494	1,089,147

20,179,447	14,137,160	266,192	53,613	436,703	30,479	135,593
—	—	—	—	—	328,149	343,619
625,346	518,170	54,450	41,852	56,595	50,483	49,338
—	—	—	760	—	—	—
34,616	32,307	15,674	19,742	17,489	15,915	34,401
48,155	26,829	2,005	6,500	10,867	2,574	54,250
12,600	10,992	2,291	2,018	2,278	2,173	2,132
60,156	54,956	3,665	3,377	4,022	4,020	3,903
54,639	45,755	7,006	11,233	24,143	5,843	7,493
21,014,959	14,826,169	351,283	139,095	552,097	439,636	630,729

(6,911,434)	(3,254,523)	—	(46,491)	—	—	(15,995)
14,103,525	11,571,646	351,283	92,604	552,097	439,636	614,734
56,276,217	62,119,043	925,628	416,209	3,375,591	324,858	474,413

183,298,090	62,302,886	(382)	58,341	(582,849)	3,228,790	(343,982)
3,909,254	—	—	—	—	—	—
—	—	—	—	(375,262)	—	—
95,369,503	27,527,662	—	—	—	—	—
43,242	131,758	—	—	6,328	—	—
(31,462,720)	(21,915,682)	—	23,419	(174,598)	—	—
(7,880)	—	—	—	—	—	(17,390)

(77,995,939)	(83,353,928)	—	(536,741)	(2,151,683)	(2,041,670)	(11,700,451)
(141,907,819)	(70,113,045)	—	(147,619)	(1,485,047)	—	—
1,688	4,163	—	—	225	—	—
(9,793,146)	1,798,657	—	(7,580)	206,250	—	—
(4,436)	—	—	—	—	—	(1,084)
21,449,837	(83,617,529)	(382)	(610,180)	(4,556,636)	1,187,120	(12,062,907)
$77,726,054	$(21,498,486)	$925,246	$(193,971)	$(1,181,045)	$1,511,978	$(11,588,494)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the six months ended June 29, 2018 (unaudited)	Partner Growth Stock Portfolio	Partner Healthcare Portfolio
Investment Income
Dividends	$876,160	$1,359,522
Interest	24,509	2,600
Affiliated income from securities loaned, net	18,979	6,394
Income from affiliated investments	17,571	55,522
Foreign capital gain tax withholding	—	—
Foreign tax withholding	(3,188)	(36,995)
Total Investment Income	934,031	1,387,043
Expenses
Adviser fees	252,190	347,024
Sub-Adviser fees	404,793	467,034
Administrative service fees	59,204	58,456
Amortization of offering costs	—	—
Audit and legal fees	16,065	16,103
Custody fees	8,297	5,557
Insurance expenses	2,280	2,319
Directors’ fees	4,060	3,903
Other expenses – director related	—	—
Other expenses	6,444	6,478
Total Expenses Before Reimbursement	753,333	906,874
Less:
Reimbursement from adviser	—	(55,421)
Total Net Expenses	753,333	851,453
Net Investment Income/(Loss)	180,698	535,590
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	5,829,442	884,082
Futures contracts	—	—
Foreign currency forward contracts	—	(198,039)
Foreign currency transactions	(1,355)	6,313
Change in net unrealized appreciation/(depreciation) on:
Investments	12,412,152	11,500,063
Futures contracts	—	—
Foreign currency forward contracts	—	173,560
Foreign currency transactions	(42)	(1,837)
Net Realized and Unrealized Gains/(Losses)	18,240,197	12,364,142
Net Increase/(Decrease) in Net Assets Resulting From Operations	$18,420,895	$12,899,732

(a)	For the period from April 27, 2018 (inception) through June 29, 2018.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Partner Worldwide Allocation Portfolio	Real Estate Securities Portfolio	Small Cap Growth Portfolio(a)	Small Cap Index Portfolio	Small Cap Stock Portfolio

$37,653,366	$2,960,015	$4,860	$3,299,403	$3,089,679
5,504,599	—	110	6,105	—
430,351	—	—	193,180	62,073
292,822	3,730	567	102,141	86,774
(388,848)	—	—	—	—
(3,820,336)	—	—	(351)	(14,410)
39,671,954	2,963,745	5,537	3,600,478	3,224,116

4,604,636	629,754	7,087	514,694	1,978,489
3,330,012	—	—	—	—
231,641	55,954	13,502	88,896	96,391
—	—	370	—	—
42,038	16,124	5,226	17,297	16,967
384,079	1,653	944	2,125	7,997
5,417	2,301	622	2,824	2,989
40,905	4,604	1,187	10,084	14,063
—	—	2,358	—	—
63,742	6,237	719	9,755	8,575
8,702,470	716,627	32,015	645,675	2,125,471

—	—	(23,015)	—	—
8,702,470	716,627	9,000	645,675	2,125,471
30,969,484	2,247,118	(3,463)	2,954,803	1,098,645

62,361,619	(1,510,666)	22,152	27,785,222	44,221,531
(199,477)	—	—	1,277,172	—
164,334	—	—	—	—
(762,926)	—	—	—	—

(170,122,757)	(76,146)	347,606	14,696,978	(16,739,281)
(605,413)	—	—	(107,914)	—
(542,862)	—	—	—	—
(358,602)	—	—	—	—
(110,066,084)	(1,586,812)	369,758	43,651,458	27,482,250
$(79,096,600)	$660,306	$366,295	$46,606,261	$28,580,895

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Portfolio		Balanced Income Plus Portfolio
For the periods ended	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017
Operations
Net investment income/(loss)	$8,144,731	$8,182,435	$5,764,078	$9,916,222
Net realized gains/(losses)	60,933,120	93,239,009	7,804,174	7,992,687
Change in net unrealized appreciation/(depreciation)	(32,999,246)	129,452,694	(8,238,337)	24,055,787
Net Change in Net Assets Resulting From Operations	36,078,605	230,874,138	5,329,915	41,964,696
Distributions to Shareholders
From net investment income	(9,206,709)	(8,724,300)	(9,957,274)	(8,894,300)
From net realized gains	(91,062,416)	(5,753,453)	(5,280,750)	—
Total Distributions to Shareholders	(100,269,125)	(14,477,753)	(15,238,024)	(8,894,300)
Capital Stock Transactions
Sold	41,663,426	70,587,233	13,079,051	29,320,858
Distributions reinvested	100,269,125	14,477,753	15,238,024	8,894,300
Redeemed	(24,800,176)	(52,377,108)	(14,074,270)	(24,645,918)
Total Capital Stock Transactions	117,132,375	32,687,878	14,242,805	13,569,240
Net Increase/(Decrease) in Net Assets	52,941,855	249,084,263	4,334,696	46,639,636
Net Assets, Beginning of Period	1,312,512,252	1,063,427,989	402,013,622	355,373,986
Net Assets, End of Period	$1,365,454,107	$1,312,512,252	$406,348,318	$402,013,622
Accumulated Undistributed Net Investment Income/(Loss)	$8,291,478	$9,353,456	$5,604,487	$9,797,683
Capital Stock Share Transactions
Sold	2,317,286	4,407,125	845,038	1,993,641
Distributions reinvested	5,992,979	912,180	1,016,160	609,955
Redeemed	(1,378,990)	(3,254,113)	(908,083)	(1,668,237)

Total Capital Stock Share Transactions	6,931,275	2,065,192	953,115	935,359

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Diversified Income Plus Portfolio		Government Bond Portfolio		High Yield Portfolio		Income Portfolio
6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017

$12,030,528	$20,496,077	$2,221,727	$4,016,825	$24,081,128	$45,785,719	$26,217,701	$49,357,571
6,163,669	6,543,675	(2,987,326)	471,991	2,823,683	(8,672,205)	(5,567,332)	11,012,975
(11,570,901)	28,149,445	(1,561,210)	1,277,429	(31,875,052)	22,647,201	(62,645,029)	29,550,119
6,623,296	55,189,197	(2,326,809)	5,766,245	(4,970,241)	59,760,715	(41,994,660)	89,920,665

(21,233,099)	(18,882,918)	(2,239,917)	(4,007,147)	(24,324,498)	(45,109,736)	(26,525,366)	(49,178,550)
—	—	—	—	—	—	(11,330,324)	(3,368,714)
(21,233,099)	(18,882,918)	(2,239,917)	(4,007,147)	(24,324,498)	(45,109,736)	(37,855,690)	(52,547,264)

25,226,979	76,398,552	5,172,880	18,318,520	8,102,446	29,839,709	14,535,194	31,878,140
21,233,099	18,882,918	2,239,917	4,007,147	24,324,498	45,109,736	37,855,690	52,547,264
(13,563,190)	(17,670,276)	(15,723,907)	(19,633,429)	(18,923,625)	(31,440,763)	(18,328,644)	(29,501,323)
32,896,888	77,611,194	(8,311,110)	2,692,238	13,503,319	43,508,682	34,062,240	54,924,081
18,287,085	113,917,473	(12,877,836)	4,451,336	(15,791,420)	58,159,661	(45,788,110)	92,297,482
676,709,271	562,791,798	199,383,364	194,932,028	849,255,436	791,095,775	1,519,706,745	1,427,409,263
$694,996,356	$676,709,271	$186,505,528	$199,383,364	$833,464,016	$849,255,436	$1,473,918,635	$1,519,706,745
$11,512,203	$20,714,774	$8,335	$26,525	$236,355	$479,725	$64,603	$372,268

3,054,825	9,525,756	482,025	1,672,469	1,700,820	6,157,518	1,442,707	3,114,360
2,635,197	2,386,919	209,190	365,997	5,108,452	9,303,093	3,804,988	5,128,718
(1,640,498)	(2,197,910)	(1,464,773)	(1,794,665)	(3,971,935)	(6,483,341)	(1,831,281)	(2,881,108)

4,049,524	9,714,765	(773,558)	243,801	2,837,337	8,977,270	3,416,414	5,361,970

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Large Cap Growth Portfolio		Large Cap Index Portfolio
For the periods ended	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017
Operations
Net investment income/(loss)	$1,880,508	$4,261,380	$8,190,541	$14,694,395
Net realized gains/(losses)	85,362,722	54,086,301	1,795,853	4,834,423
Change in net unrealized appreciation/(depreciation)	54,725,914	222,088,191	13,782,662	140,306,329
Net Change in Net Assets Resulting From Operations	141,969,144	280,435,872	23,769,056	159,835,147
Distributions to Shareholders
From net investment income	(352,533)	(4,215,878)	(14,389,751)	(11,015,237)
From net realized gains	(54,026,824)	(323,424)	(6,145,418)	(5,113,220)
Total Distributions to Shareholders	(54,379,357)	(4,539,302)	(20,535,169)	(16,128,457)
Capital Stock Transactions
Sold	21,069,079	16,977,069	40,508,005	127,206,706
Distributions reinvested	54,379,357	4,539,302	20,535,169	16,128,457
Redeemed	(54,170,656)	(104,911,057)	(21,623,781)	(33,715,196)
Total Capital Stock Transactions	21,277,780	(83,394,686)	39,419,393	109,619,967
Net Increase/(Decrease) in Net Assets	108,867,567	192,501,884	42,653,280	253,326,657
Net Assets, Beginning of Period	1,195,552,178	1,003,050,294	944,623,687	691,297,030
Net Assets, End of Period	$1,304,419,745	$1,195,552,178	$987,276,967	$944,623,687
Accumulated Undistributed Net Investment Income/(Loss)	$1,566,571	$38,596	$8,384,638	$14,583,848
Capital Stock Share Transactions
Sold	539,948	529,606	1,073,028	3,786,316
Distributions reinvested	1,422,743	129,867	552,680	486,431
Redeemed	(1,414,831)	(3,271,647)	(573,686)	(985,150)

Total Capital Stock Share Transactions	547,860	(2,612,174)	1,052,022	3,287,597

(a)	For the period from April 28, 2017 (inception) through December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Stock Portfolio		Large Cap Value Portfolio		Limited Maturity Bond Portfolio		Low Volatility Equity Portfolio
6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017(a)

$9,346,275	$13,100,815	$11,725,048	$22,008,921	$10,348,728	$17,388,645	$153,136	$66,585
66,420,825	69,498,584	58,943,916	59,234,802	1,384,356	(852,435)	(5,259)	55,284
(50,280,183)	107,788,503	(75,711,650)	155,732,025	(8,881,490)	6,568,687	(336,825)	554,369
25,486,917	190,387,902	(5,042,686)	236,975,748	2,851,594	23,104,897	(188,948)	676,238

(13,610,150)	(12,790,679)	(21,191,259)	(19,778,143)	(10,627,303)	(17,689,142)	(2,824)	(67,261)
(63,627,321)	(6,231,643)	(60,148,548)	(39,908,690)	—	—	(25,350)	(43,399)
(77,237,471)	(19,022,322)	(81,339,807)	(59,686,833)	(10,627,303)	(17,689,142)	(28,174)	(110,660)

5,968,511	11,906,069	6,005,652	12,677,154	13,872,011	38,345,573	8,029,697	15,171,789
77,237,471	19,022,322	81,339,807	59,686,833	10,627,303	17,689,142	28,174	110,660
(10,763,934)	(22,508,495)	(12,398,417)	(25,759,606)	(22,791,387)	(39,649,807)	(587,659)	(5,416,983)
72,442,048	8,419,896	74,947,042	46,604,381	1,707,927	16,384,908	7,470,212	9,865,466
20,691,494	179,785,476	(11,435,451)	223,893,296	(6,067,782)	21,800,663	7,253,090	10,431,044
1,085,210,627	905,425,151	1,572,695,729	1,348,802,433	905,887,099	884,086,436	10,431,044	—
$1,105,902,121	$1,085,210,627	$1,561,260,278	$1,572,695,729	$899,819,317	$905,887,099	$17,684,134	$10,431,044
$8,545,922	$12,809,797	$12,374,634	$21,840,845	$99,587	$378,162	$148,263	$(2,049)

403,678	886,042	314,126	724,495	1,412,192	3,889,133	733,689	1,473,007
5,641,849	1,448,150	4,520,209	3,544,854	1,083,493	1,793,836	2,608	10,159
(728,976)	(1,692,960)	(647,922)	(1,462,359)	(2,321,361)	(4,023,394)	(54,000)	(525,556)

5,316,551	641,232	4,186,413	2,806,990	174,324	1,659,575	682,297	957,610

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Mid Cap Index Portfolio		Mid Cap Stock Portfolio
For the periods ended	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017
Operations
Net investment income/(loss)	$2,690,679	$4,219,003	$3,907,529	$5,971,715
Net realized gains/(losses)	16,392,790	17,525,893	105,457,942	136,088,348
Change in net unrealized appreciation/(depreciation)	(5,658,576)	30,028,548	(78,846,855)	140,432,374
Net Change in Net Assets Resulting From Operations	13,424,893	51,773,444	30,518,616	282,492,437
Distributions to Shareholders
From net investment income	(4,218,568)	(3,034,535)	(5,967,848)	(5,597,742)
From net realized gains	(19,256,996)	(10,882,649)	(131,479,338)	(126,174,729)
Total Distributions to Shareholders	(23,475,564)	(13,917,184)	(137,447,186)	(131,772,471)
Capital Stock Transactions
Sold	22,108,597	64,367,656	12,190,269	39,663,750
Issued in connection with merger	—	—	—	—
Distributions reinvested	23,475,564	13,917,184	137,447,186	131,772,471
Redeemed	(6,732,292)	(8,652,403)	(28,247,379)	(50,808,060)
Total Capital Stock Transactions	38,851,869	69,632,437	121,390,076	120,628,161
Net Increase/(Decrease) in Net Assets	28,801,198	107,488,697	14,461,506	271,348,127
Net Assets, Beginning of Period	395,160,855	287,672,158	1,763,288,669	1,491,940,542
Net Assets, End of Period	$423,962,053	$395,160,855	$1,777,750,175	$1,763,288,669
Accumulated Undistributed Net Investment Income/(Loss)	$2,659,835	$4,187,724	$3,649,463	$5,709,782
Capital Stock Share Transactions
Sold	1,147,236	3,633,630	576,316	2,022,855
Issued in connection with merger	—	—	—	—
Distributions reinvested	1,258,251	807,941	6,955,407	7,089,382
Redeemed	(351,489)	(483,044)	(1,343,554)	(2,598,073)

Total Capital Stock Share Transactions	2,053,998	3,958,527	6,188,169	6,514,164

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Portfolio		Moderately Aggressive Allocation Portfolio		Moderately Conservative Allocation Portfolio		Money Market Portfolio
6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017

$111,339,979	$170,594,963	$56,276,217	$74,812,499	$62,119,043	$102,957,081	$925,628	$880,027
302,732,624	350,233,102	251,149,489	305,068,152	68,046,624	107,928,255	(382)	(231)
(366,881,604)	665,203,242	(229,699,652)	512,045,681	(151,664,153)	237,434,315	—	—
47,190,999	1,186,031,307	77,726,054	891,926,332	(21,498,486)	448,319,651	925,246	879,796

(174,349,569)	(157,942,953)	(79,861,612)	(69,773,321)	(104,219,916)	(88,367,508)	(933,591)	(872,064)
(341,894,733)	(54,363,306)	(293,805,186)	(40,723,582)	(107,741,145)	(45,666,776)	—	—
(516,244,302)	(212,306,259)	(373,666,798)	(110,496,903)	(211,961,061)	(134,034,284)	(933,591)	(872,064)

24,492,993	69,655,334	44,558,349	123,715,869	36,534,277	120,998,050	32,340,253	44,709,624
—	—	97,804,430	—	—	—	—	—
516,244,302	212,306,259	373,666,798	110,496,903	211,961,061	134,034,284	933,591	872,064
(206,626,313)	(321,456,625)	(101,414,530)	(157,811,116)	(84,769,372)	(125,950,594)	(33,490,837)	(81,417,889)
334,110,982	(39,495,032)	414,615,047	76,401,656	163,725,966	129,081,740	(216,993)	(35,836,201)
(134,942,321)	934,230,016	118,674,303	857,831,085	(69,733,581)	443,367,107	(225,338)	(35,828,469)
10,195,626,494	9,261,396,478	6,183,520,301	5,325,689,216	5,138,435,710	4,695,068,603	156,096,430	191,924,899
$10,060,684,173	$10,195,626,494	$6,302,194,604	$6,183,520,301	$5,068,702,129	$5,138,435,710	$155,871,092	$156,096,430
$113,113,361	$176,122,951	$57,063,855	$80,911,532	$62,708,633	$104,809,506	$—	$7,963

1,616,932	4,855,054	2,674,332	8,058,063	2,693,389	9,199,956	32,340,253	44,709,623
—	—	6,276,149	—	—	—	—	—
35,886,684	14,993,168	23,886,088	7,300,175	16,303,318	10,284,855	933,591	872,064
(13,645,316)	(22,325,877)	(6,100,367)	(10,258,841)	(6,243,495)	(9,506,883)	(33,490,837)	(81,417,888)

23,858,300	(2,477,655)	26,736,202	5,099,397	12,753,212	9,977,928	(216,993)	(35,836,201)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Multidimensional Income Portfolio		Opportunity Income Plus Portfolio
For the periods ended	6/29/2018 (unaudited)	12/31/2017(a)	6/29/2018 (unaudited)	12/31/2017
Operations
Net investment income/(loss)	$416,209	$485,745	$3,375,591	$5,546,941
Net realized gains/(losses)	81,760	17,925	(1,126,381)	(129,812)
Change in net unrealized appreciation/(depreciation)	(691,940)	192,564	(3,430,255)	1,635,452
Net Change in Net Assets Resulting From Operations	(193,971)	696,234	(1,181,045)	7,052,581
Distributions to Shareholders
From net investment income	—	(488,925)	(3,447,748)	(5,390,828)
From net realized gains	—	(15,207)	—	—
From return of capital	—	(16,798)	—	—
Total Distributions to Shareholders	—	(520,930)	(3,447,748)	(5,390,828)
Capital Stock Transactions
Sold	5,540,697	29,597,452	12,519,753	37,731,361
Distributions reinvested	—	520,930	3,447,748	5,390,828
Redeemed	(5,553,496)	(10,319,367)	(9,692,432)	(8,323,058)
Total Capital Stock Transactions	(12,799)	19,799,015	6,275,069	34,799,131
Net Increase/(Decrease) in Net Assets	(206,770)	19,974,319	1,646,276	36,460,884
Net Assets, Beginning of Period	19,974,319	—	176,820,298	140,359,414
Net Assets, End of Period	$19,767,549	$19,974,319	$178,466,574	$176,820,298
Accumulated Undistributed Net Investment Income/(Loss)	$414,670	$(1,539)	$70,661	$142,818
Capital Stock Share Transactions
Sold	553,482	2,944,009	1,243,518	3,705,249
Distributions reinvested	—	51,679	343,081	529,077
Redeemed	(554,717)	(1,014,352)	(962,294)	(818,098)

Total Capital Stock Share Transactions	(1,235)	1,981,336	624,305	3,416,228

(a)	For the period from April 28, 2017 (inception) through December 31, 2017

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner All Cap Portfolio		Partner Emerging Markets Equity Portfolio		Partner Growth Stock Portfolio		Partner Healthcare Portfolio
6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017

$324,858	$595,488	$474,413	$1,203,863	$180,698	$269,256	$535,590	$427,577
3,228,790	6,149,342	(361,372)	(985,628)	5,828,087	12,389,773	692,356	25,346,192
(2,041,670)	12,293,933	(11,701,535)	17,063,596	12,412,110	29,146,990	11,671,786	5,643,299
1,511,978	19,038,763	(11,588,494)	17,281,831	18,420,895	41,806,019	12,899,732	31,417,068

(571,776)	(504,651)	(1,179,525)	(507,471)	(270,027)	(128,959)	(1,861,565)	(494,439)
(5,485,170)	—	—	—	(12,276,504)	(1,595,948)	—	—
—	—	—	—	—	—	—	—
(6,056,946)	(504,651)	(1,179,525)	(507,471)	(12,546,531)	(1,724,907)	(1,861,565)	(494,439)

3,135,087	6,810,756	11,342,006	24,175,795	23,160,962	29,545,100	3,026,595	13,820,551
6,056,946	504,651	1,179,525	507,471	12,546,531	1,724,907	1,861,565	494,439
(5,574,423)	(9,325,247)	(3,550,750)	(3,497,800)	(5,997,400)	(9,048,085)	(9,655,073)	(15,345,569)
3,617,610	(2,009,840)	8,970,781	21,185,466	29,710,093	22,221,922	(4,766,913)	(1,030,579)
(927,358)	16,524,272	(3,797,238)	37,959,826	35,584,457	62,303,034	6,271,254	29,892,050
111,446,195	94,921,923	94,433,515	56,473,689	183,651,466	121,348,432	193,312,914	163,420,864
$110,518,837	$111,446,195	$90,636,277	$94,433,515	$219,235,923	$183,651,466	$199,584,168	$193,312,914
$324,774	$571,692	$414,467	$1,119,579	$155,648	$244,977	$459,811	$1,785,786

199,339	475,060	771,400	1,808,115	909,145	1,342,069	162,483	805,594
406,316	35,527	92,711	38,360	508,779	81,024	98,046	27,533
(355,774)	(647,793)	(252,149)	(264,550)	(238,557)	(438,945)	(522,200)	(908,305)

249,881	(137,206)	611,962	1,581,925	1,179,367	984,148	(261,671)	(75,178)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Worldwide Allocation Portfolio		Real Estate Securities Portfolio
For the periods ended	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017
Operations
Net investment income/(loss)	$30,969,484	$42,280,187	$2,247,118	$3,490,469
Net realized gains/(losses)	61,563,550	110,787,206	(1,510,666)	498,290
Change in net unrealized appreciation/(depreciation)	(171,629,634)	241,833,912	(76,146)	6,635,628
Net Change in Net Assets Resulting From Operations	(79,096,600)	394,901,305	660,306	10,624,387
Distributions to Shareholders
From net investment income	(53,624,294)	(39,554,008)	(3,461,399)	(2,965,031)
From net realized gains	(56,744,417)	—	(602,533)	(214,463)
Total Distributions to Shareholders	(110,368,711)	(39,554,008)	(4,063,932)	(3,179,494)
Capital Stock Transactions
Sold	21,127,647	42,987,943	3,320,429	10,185,357
Distributions reinvested	110,368,711	39,554,008	4,063,932	3,179,494
Redeemed	(79,834,232)	(26,344,404)	(10,748,983)	(16,501,251)
Total Capital Stock Transactions	51,662,126	56,197,547	(3,364,622)	(3,136,400)
Net Increase/(Decrease) in Net Assets	(137,803,185)	411,544,844	(6,768,248)	4,308,493
Net Assets, Beginning of Period	2,066,281,478	1,654,736,634	184,336,580	180,028,087
Net Assets, End of Period	$1,928,478,293	$2,066,281,478	$177,568,332	$184,336,580
Accumulated Undistributed Net Investment Income/(Loss)	$21,727,465	$44,382,275	$2,223,389	$3,437,670
Capital Stock Share Transactions
Sold	1,891,036	4,147,683	145,131	433,269
Distributions reinvested	11,057,106	3,897,945	171,908	134,729
Redeemed	(7,221,091)	(2,601,237)	(472,211)	(697,416)

Total Capital Stock Share Transactions	5,727,051	5,444,391	(155,172)	(129,418)

(a)	For the period from April 27, 2018 (inception) through June 29, 2018.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Small Cap Growth Portfolio	Small Cap Index Portfolio		Small Cap Stock Portfolio
6/29/2018 (unaudited)(a)	6/29/2018 (unaudited)	12/31/2017	6/29/2018 (unaudited)	12/31/2017

$(3,463)	$2,954,803	$5,197,588	$1,098,645	$2,674,121
22,152	29,062,394	26,990,629	44,221,531	49,077,781
347,606	14,589,064	24,647,633	(16,739,281)	55,596,067
366,295	46,606,261	56,835,850	28,580,895	107,347,969

—	(5,123,104)	(3,770,585)	(2,497,391)	(1,913,807)
—	(27,152,109)	(25,479,423)	(47,058,158)	(32,334,318)
—	(32,275,213)	(29,250,008)	(49,555,549)	(34,248,125)

7,896,735	26,574,433	60,583,791	8,761,880	17,631,536
—	32,275,213	29,250,008	49,555,549	34,248,125
(2,903,644)	(10,451,314)	(22,408,314)	(45,829,487)	(17,910,737)
4,993,091	48,398,332	67,425,485	12,487,942	33,968,924
5,359,386	62,729,380	95,011,327	(8,486,712)	107,068,768
—	496,743,262	401,731,935	613,182,107	506,113,339
$5,359,386	$559,472,642	$496,743,262	$604,695,395	$613,182,107
$(3,463)	$2,955,747	$5,124,048	$924,552	$2,323,298

771,794	1,329,328	3,325,668	408,097	902,904
—	1,607,331	1,694,150	2,421,857	1,842,149
(272,457)	(530,580)	(1,235,765)	(2,209,341)	(922,877)

499,337	2,406,079	3,784,053	620,613	1,822,176

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into 29 separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, three income plus Portfolios, sixteen equity Portfolios, five fixed-income Portfolios, and one money market Portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, to separate accounts of Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) and Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life, separate accounts of insurance companies not affiliated with Thrivent Financial, and other Portfolios.

Each of the Portfolios is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(A) Mergers – At a meeting held on June 21, 2018, contractholders of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) approved the merger of the Target Portfolio into Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”). The merger occurred at the close of business on June 28, 2018. Acquisition of the assets and liabilities of the Target Portfolio by the Acquiring Portfolio were followed by the distribution of the Acquiring Portfolio’s shares to the Target Portfolio’s contractholders. The shares issued of the Acquiring Portfolio are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Portfolio	Description	Net Assets as of June 28, 2018
Moderately Aggressive Allocation	Acquiring Portfolio	$6,195,026,970
Growth and Income Plus	Target Portfolio	$97,804,430
Moderately Aggressive Allocation	After Acquisition	$6,292,831,400

As of June 28, 2018, the net assets of the Target Portfolio were comprised of the following:

Target Portfolio	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Capital Stock
Growth and Income Plus	$8,649,856	$(262,282)	$10,556	$89,406,300

The Target Portfolio’s capital loss carryovers are carried over to the Acquiring Portfolio. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the mergers had been completed on January 1, 2018 the Acquiring Portfolio’s pro-forma results of operations for the period ended June 29, 2018 would be the following:

Acquiring Portfolio	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses)on Investments	Net Increase in Net Assets from Operations
Moderately Aggressive Allocation	$(231,704,215)	$57,008,618	$253,434,370	$78,738,773

The financial statements reflect the operations of the Acquiring Portfolio for the period prior to the merger and the combined Portfolios for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Growth and Income Plus Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since the mergers were completed.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund’s Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.

Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio and the Adviser follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith pursuant to procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – The Portfolios value certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service. The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, the postion would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of June 29, 2018, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2014 through 2017. Additionally, as of June 29, 2018, the tax year ended December 31, 2013 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of June 29, 2018, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, certain dividends from foreign securities are recorded as soon as the information is available to the Portfolios. Non-cash income, if any, is recorded at the fair market value of the securities received.

For certain securities, including real estate investment trusts, the Portfolios record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

Dividends are declared and reinvested daily for Government Bond Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for the Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(G) Derivative Financial Instruments – Each of the Portfolios, with the exception of the Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to a Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Portfolios, with the exception of the Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the six months ended June 29, 2018, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderately Conservative Allocation Portfolio and Opportunity Income Plus Portfolio used treasury options to manage the duration of the Portfolio versus the benchmark. Options on mortgage backed securities were used to generate income.

Futures Contracts – All Portfolios, with the exception of the Money Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. A futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the six months ended June 29, 2018, Aggressive Allocation Portfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Government Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderately Conservative Allocation Portfolio, Multidimensional Income Portfolio, Opportunity Income Plus Portfolio, and Partner Worldwide Allocation Portfolio used treasury futures to manage the duration and yield curve exposure of the respective Portfolio versus its benchmark.

During the six months ended June 29, 2018, Aggressive Allocation Portfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Large Cap Index Portfolio, Large Cap Stock, Low Volatility Equity Portfolio, Mid Cap Index Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderately Conservative Allocation Portfolio, Opportunity Income Plus Portfolio, Partner Worldwide Allocation Portfolio, and Small Cap Index Portfolio used equity futures to manage exposure to the equities market.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, with the exception of the Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and a Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio.

During the six months ended June 29, 2018, Partner Healthcare Portfolio used foreign currency forward contracts in order to hedge unwanted currency exposure.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

During the six months ended June 29, 2018, Partner Worldwide Allocation Portfolio used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Portfolios, with the exception of the Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and in these types of transactions the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	1,418,319	—	1,418,319	310,993	—	—	1,107,326(*)
Balanced Income Plus
Futures Contracts	3,590	—	3,590	3,590	—	—	—
Diversified Income Plus
Futures Contracts	7,362	—	7,362	7,362	—	—	—
Government Bond
Futures Contracts	3,375	—	3,375	—	—	—	3,375(*)
Income
Futures Contracts	16,681	—	16,681	—	—	—	16,681(*)
Large Cap Index
Futures Contracts	14,230	—	14,230	—	—	—	14,230(*)
Large Cap Stock
Futures Contracts	1,773,395	—	1,773,395	49,665	—	—	1,723,730(*)
Limited Maturity Bond
Futures Contracts	14,978	—	14,978	12,375	—	—	2,603(*)
Low Volatility Equity
Futures Contracts	7,200	—	7,200	—	—	—	7,200(*)
Mid Cap Index
Futures Contracts	21,425	—	21,425	—	—	—	21,425(*)
Moderate Allocation
Futures Contracts	3,513,630	—	3,513,630	910,878	—	—	2,602,752(*)
Moderately Aggressive Allocation
Futures Contracts	2,885,754	—	2,885,754	830,232	—	—	2,055,522(*)
Moderately Conservative Allocation
Futures Contracts	1,210,217	—	1,210,217	152,874	—	—	1,057,343(*)
Multidimensional Income
Futures Contracts	31	—	31	23	—	—	8(*)
Opportunity Income Plus
Futures Contracts	1,437	—	1,437	1,437	—	—	—
Partner Healthcare
Exchange Contracts	102,399	—	102,399	—	—	—	102,399(†)
Partner Worldwide Allocation
Futures Contracts	5,715,655	—	5,715,655	5,580,754	—	—	134,901(*)
Exchange Contracts	1,145,575	—	1,145,575	978,438	—	—	167,137(†)

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	310,993	—	310,993	310,993	—	—	—
Securities Lending	9,109,955	—	9,109,955	8,798,283	—	—	311,672	^
Balanced Income Plus
Futures Contracts	6,092	—	6,092	3,590	—	2,502	—
Options Written	3,525	—	3,525	3,525	—	—	—
Securities Lending	3,133,466	—	3,133,466	3,019,653	—	—	113,813	^
Diversified Income Plus
Futures Contracts	12,086	—	12,086	7,362	—	4,724	—
Options Written	7,050	—	7,050	7,050	—	—	—
Securities Lending	3,796,766	—	3,796,766	3,672,047	—	—	124,719	^
High Yield
Securities Lending	46,705,723	—	46,705,723	44,972,916	—	—	1,732,807^
Income
Securities Lending	10,991,404	—	10,991,404	10,651,940	—	—	339,464^
Large Cap Index
Securities Lending	1,073,335	—	1,073,335	1,034,853	—	—	38,482^
Large Cap Stock
Futures Contracts	49,665	—	49,665	49,665	—	—	—
Securities Lending	4,351,254	—	4,351,254	4,182,266	—	—	168,988^
Large Cap Value
Securities Lending	3,594,150	—	3,594,150	3,378,501	—	—	215,649^
Limited Maturity Bond
Futures Contracts	12,375	—	12,375	12,375	—	—	—
Mid Cap Index
Securities Lending	7,395,867	—	7,395,867	7,194,103	—	—	201,764^
Mid Cap Stock
Securities Lending	55,886,360	—	55,886,360	53,968,995	—	—	1,917,365^
Moderate Allocation
Futures Contracts	910,878	—	910,878	910,878	—	—	—
Options Written	79,313	—	79,313	79,313	—	—	—
Securities Lending	34,829,428	—	34,829,428	33,660,674	—	—	1,168,754^
Moderately Aggressive Allocation
Futures Contracts	830,232	—	830,232	830,232	—	—	—
Options Written	26,438	—	26,438	26,438	—	—	—
Securities Lending	26,846,237	—	26,846,237	25,935,337	—	—	910,900^
Moderately Conservative Allocation
Futures Contracts	152,874	—	152,874	152,874	—	—	—
Options Written	65,213	—	65,213	65,213	—	—	—
Securities Lending	18,217,564	—	18,217,564	17,564,707	—	—	652,857^
Multidimensional Income
Futures Contracts	23	—	23	23	—	—	—
Securities Lending	99,038	—	99,038	96,544	—	—	2,494^
Opportunity Income Plus
Futures Contracts	2,959	—	2,959	1,437	—	1,522	—
Options Written	3,525	—	3,525	3,525	—	—	—
Securities Lending	1,083,337	—	1,083,337	504,553	—	—	578,784^
Partner All Cap
Securities Lending	1,840,625	—	1,840,625	1,788,645	—	—	51,980^
Partner Growth Stock
Securities Lending	58,225	—	58,225	55,114	—	—	3,111^

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Partner Healthcare
Securities Lending	2,680,000	—	2,680,000	2,640,360	—	—	39,640	^
Partner Worldwide Allocation
Futures Contracts	5,580,754	—	5,580,754	5,580,754	—	—	—
Exchange Contracts	1,505,002	—	1,505,002	978,438	526,564	—	—
Securities Lending	16,959,869	—	16,959,869	16,331,323	—	—	628,546	^
Small Cap Index
Futures Contracts	7,220	—	7,220	—	—	7,220	—
Securities Lending	22,099,600	—	22,099,600	21,456,155	—	—	643,445^
Small Cap Stock
Securities Lending	13,536,080	—	13,536,080	13,130,733	—	—	405,347^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.
#	Net exchange contract amounts represent the net amount payable to the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Portfolios are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA doing business as Goldman Sachs Agency Lending (“GSAL”). The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% for U.S. securities and 105% for non-U.S. securities of the market value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Portfolio could lose money. Generally, in the event of borrower default, a Portfolio has the right to use the collateral to offset any losses incurred. However, in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

As of June 29, 2018, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Aggressive Allocation	$8,798,283
Balanced Income Plus	3,019,653
Diversified Income Plus	3,672,047
High Yield	44,972,916
Income	10,651,940
Large Cap Index	1,034,853
Large Cap Stock	4,182,266
Large Cap Value	3,378,501
Mid Cap Index	7,194,103
Mid Cap Stock	53,968,995
Moderate Allocation	33,660,674
Moderately Aggressive Allocation	25,935,337
Moderately Conservative Allocation	17,564,707
Multidimensional Income	96,544
Opportunity Income Plus	504,553
Partner All Cap	1,788,645
Partner Growth Stock	55,114
Partner Healthcare	2,640,360
Partner Worldwide Allocation	16,331,323
Small Cap Index	21,456,155
Small Cap Stock	13,130,733

(J) When-Issued and Delayed Delivery Transactions – Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolios use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolios may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended June 29, 2018, none of the Portfolios engaged in this type of investment.

(M) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended June 29, 2018, none of the Portfolios engaged in these types of transactions.

(N) Stripped Securities – Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Portfolios may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments. During the period ended June 29, 2018, none of the Portfolios engaged in these types of investments.

(R) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (“GM”), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but management does not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Balanced Income Plus Portfolio (formerly known as Thrivent Balanced Portfolio) and Thrivent Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions were consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Thrivent Balanced Income Plus Portfolio and Thrivent Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. The district court has dismissed the claims, but the dismissals are on appeal. If the plaintiffs are successful with their claims, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Opportunity Income Plus Portfolio (formerly known as Mortgage Securities Portfolio) was obligated to pay $133,203 to Lehman Brothers and entitled to receive $71,563 from Lehman Brothers as of October 14, 2008. Because of the collapse of Lehman Brothers, the securities and obligations remain involved in litigation and bankruptcy proceedings. At the conclusion of legal proceedings, it is reasonably possible that Thrivent Opportunity Income Plus Portfolio could be required to pay all or a portion of the $133,203. However, it is also reasonably possible that the Portfolio would be able to offset some of this liability with the $71,563 owed to the Portfolio by Lehman Brothers at the time of its bankruptcy. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(S) Litigation – Awards from class action litigation are recorded as realized gains on payment date.

(T) Leveraged Loans (also known as bank loans) – Certain Portfolios may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A Portfolio may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

to not be readily available for a Portfolio to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A Portfolio may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

(U) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Low Volatility Equity Portfolio, Multidimensional Income Portfolio and Small Cap Growth Portfolio are costs incurred by the Portfolio in order to establish it for sale. These costs generally include any legal costs associated with registering the Portfolios. These costs are amortized over a period of 12 months from inception.

(V) Line of Credit – On January 3, 2018, each Portfolio (with the exception of Money Market Portfolio and Small Cap Growth Portfolio) along with other funds managed by the investment adviser or an affiliate, agreed to participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating Portfolio based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Portfolio paid commitment fees during the six months ended June 29, 2018 in proportion to their respective net assets.

(W) Recent Accounting Pronouncements –

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities, which updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time management is evaluating the implications of this guidance and the impact it will have to financial statements and footnote disclosures.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

(X) In-kind Contributions – During March 2018, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, and Opportunity Income Plus Portfolio contributed securities in-kind to Thrivent Core Emerging Markets Debt Fund in the amount of $36,171,680. As a result of the in-kind contribution, Thrivent Core Emerging Markets Debt Fund issued 3,799,547 shares at a $9.52/share net asset value. For financial reporting purposes, the contributing fund/portfolio recognizes gain on these transactions to the extent the value of the distributed securities on the date of contribution exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Under the Internal Revenue Code, the contributing Portfolios and Thrivent Core Emerging Markets Debt Fund are related parties and losses on the in-kind contributions are deferred until the contributed securities are sold to an unrelated taxpayer. Gains on these in-kind contributions are recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the contributing fund/portfolio as net realized gains/losses on in-kind contributions. These in-kind transactions were conducted at market value. The transactions were as follows:

Contributing Portfolio	Shares Issued	In-kind Amount	Realized Gain/(Loss)
Balanced Income Plus Portfolio	1,298,780	$12,364,385	$(299,555)
Diversified Income Plus Portfolio	1,289,457	$12,275,624	$(360,054)
Opportunity Income Plus Portfolio	1,211,310	$11,531,671	$(375,262)

Totals	3,799,547	$36,171,680	$(1,034,871)

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M-Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.700%	0.700%	0.700%	0.675%	0.650%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Portfolio (M-Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $250M	Over $250M
Low Volatility Equity	0.600%	0.600%	0.500%	0.500%
Multidimensional Income	0.550%	0.550%	0.500%	0.500%
Partner Healthcare	0.900%	0.850%	0.800%	0.750%

Portfolio (M – Millions)	$0 to $50M	Over $50 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $1,500M	Over $1,500 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.475%	0.450%	0.425%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Government Bond	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Large Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

Portfolio (M – Millions)	$0 to $50M	Over $50 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $1,500M	Over $1,500 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mid Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Opportunity Income Plus	0.500%	0.500%	0.500%	0.500%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Partner All Cap	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Partner Emerging Markets Equity	1.000%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%
Partner Growth Stock	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Partner Worldwide Allocation	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.775%	0.750%	0.750%	0.750%	0.750%
Real Estate Securities	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Growth	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with FIAM, LLC (“FIAM”) for the performance of subadvisory services. FIAM is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Emerging Markets Equity Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen. Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund are presented under a separate shareholder report.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC. for the performance of subadvisory services. The fee payable to BlackRock is equal to 0.50% of the first $50 million of average daily net assets, 0.475% of the next $200 million, 0.45% of the next $250 million and 0.425% of average daily net assets over $500 million.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), and Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen. Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are presented under a separate shareholder report.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – For the period ended June 29, 2018, voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Healthcare Portfolio	0.06%	4/30/2019

For the period ended June 29, 2018, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Low Volatility Equity	0.80%	4/30/2019
Multidimensional Income	0.95%	4/30/2019
Partner Emerging Markets Equity[1]	1.20%	4/30/2019
Small Cap Growth	0.97%	4/30/2019

[1]	Prior contractual expense cap of 1.30% expired on April 30, 2018.

Expense reimbursements are accrued daily and paid by Thrivent Financial monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each of the four Asset Allocation Portfolios paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolios and the Adviser. For the period ended June 29, 2018, the following expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Aggressive Allocation	0.20%	N/A
Moderate Allocation	0.18%	N/A
Moderately Aggressive Allocation	0.22%	N/A
Moderately Conservative Allocation	0.13%	N/A

Subject to certain limitations, all Portfolios in the Fund except for Money Market Portfolio may invest cash in other Portfolios in the Fund, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to an investment in these funds.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with Thrivent Financial to provide certain accounting and administrative personnel and services to the Portfolios. The Portfolios pay an annual fixed fee per portfolio plus a certain percentage of net assets to Thrivent Financial. These fees are accrued daily and paid monthly. For the six months ended June 29, 2018, the Adviser, Thrivent Financial received aggregate fees for accounting and administrative personnel and services of $4,823,300 from the Fund.

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to fees received from the Portfolios. Participants in the plan may designate their deferred Director’s fees as if invested in a Portfolio of the Fund, except for Money Market Portfolio as it is not eligible for the deferred plan. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Portfolios of the Fund. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate Portfolio until distribution in accordance with the plan. The Payable for director deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $446,219 in fees from the Fund for the six months ended June 29, 2018. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

(E) Indirect Expenses – Some Portfolios invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Portfolios’ expense ratios.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to investments in these funds. This contractual provision may be terminated upon the mutual agreement between the Directors of the Fund and the Adviser.

(F) Interfund Lending – The Portfolios may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Portfolios to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Portfolio based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the period ended June 29, 2018, none of the Portfolios borrowed cash through the Program.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of June 29, 2018, the tax-basis balance has not yet been determined.

At December 31, 2017, the following Portfolios had accumulated net realized capital loss carryovers as follows:

Portfolio	Capital Loss Carryover	Expiration
Diversified Income Plus	$1,356,770	Unlimited
Government Bond	354,878	Unlimited
High Yield	30,558,394	Unlimited
Limited Maturity Bond	1,268,409	Unlimited
Money Market	3,075	Unlimited
Opportunity Income Plus	2,403,310	Unlimited
Partner Emerging Markets Equity	1,739,246	Unlimited
Partner Healthcare	2,545,781	Unlimited

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

In addition to the capital loss carryovers noted above, $46,838,004 and $4,353,022 in High Yield Portfolio and Limited Maturity Bond Portfolio respectively, expired during the fiscal year 2017.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended June 29, 2018, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$263,929	$238,319
Balanced Income Plus	109,526	106,211
Diversified Income Plus	164,054	141,497
Government Bond	12,483	2,439
High Yield	174,605	131,089
Income	410,689	419,358
Large Cap Growth	430,629	435,901
Large Cap Index	42,536	17,508
Large Cap Stock	365,381	325,751
Large Cap Value	168,444	153,685
Limited Maturity Bond	151,754	172,428
Low Volatility Equity	10,852	2,814
Mid Cap Index	48,038	45,768
Mid Cap Stock	314,719	258,730
Moderate Allocation	1,691,798	1,826,089
Moderately Aggressive Allocation	1,184,260	1,130,513
Moderately Conservative Allocation	707,130	707,161
Multidimensional Income	6,018	4,967
Opportunity Income Plus	42,756	30,904
Partner All Cap	31,550	33,606
Partner Emerging Markets Equity	15,337	6,487
Partner Growth Stock	66,980	49,292
Partner Healthcare	32,263	38,512
Partner Worldwide Allocation	733,917	765,388
Real Estate Securities	10,596	15,309
Small Cap Growth	5,169	311
Small Cap Index	83,195	56,113
Small Cap Stock	174,418	196,557

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$94,367	$84,046
Balanced Income Plus	153,637	153,876
Diversified Income Plus	328,958	314,366
Government Bond	372,651	390,840
Income	476,626	468,814
Limited Maturity Bond	111,650	93,744
Moderate Allocation	5,100,769	4,999,247
Moderately Aggressive Allocation	1,776,747	1,654,644
Moderately Conservative Allocation	3,826,815	3,785,805
Multidimensional Income	7,881	9,143
Opportunity Income Plus	139,568	138,172
Partner Worldwide Allocation	25,044	23,940

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of June 29, 2018, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Balanced Income Plus	25	2.08%
Diversified Income Plus	29	4.09%
Government Bond	2	0.46%
High Yield	7	1.21%
Income	10	1.92%
Limited Maturity Bond	30	8.92%
Moderate Allocation	37	0.83%
Moderately Aggressive Allocation	35	0.40%
Moderately Conservative Allocation	38	1.15%
Opportunity Income Plus	28	4.03%
Partner Growth Stock	2	0.22%
Partner Worldwide Allocation	9	0.15%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, a Portfolio could be prevented from entering into a closing transaction, which could result in additional losses to the Portfolio.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios or affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another Portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the period ended June 29, 2018, the following Portfolios engaged in purchase transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Purchase Amount
Large Cap Index	$6,179,451
Mid Cap Index	13,890,766
Mid Cap Stock	60,629,809
Moderately Conservative Allocation	4,671,166
Small Cap Index	3,091,698

During the period ended June 29, 2018, the following Portfolios engaged in sale transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Sales Proceeds	Realized Gain/(Loss)
Aggressive Allocation	$6,859,478	$1,094,546
Mid Cap Index	8,578,577	(579,747)
Moderate Allocation	95,287,106	15,416,388
Moderately Aggressive Allocation	52,718,556	15,204,761
Small Cap Index	12,860,044	7,571,575

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Fund are currently sold, without sales charges, to separate accounts of Thrivent Financial and Thrivent Life, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life, separate accounts of insurance companies not affiliated with Thrivent Financial, and other Portfolios.

As of June 29, 2018, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Balanced Income Plus	200,000,000	0.01
Diversified Income Plus	300,000,000	0.01
Government Bond	100,000,000	0.01
High Yield	500,000,000	0.01
Income	500,000,000	0.01
Large Cap Growth	200,000,000	0.01
Large Cap Index	100,000,000	0.01
Large Cap Stock	300,000,000	0.01
Large Cap Value	300,000,000	0.01
Limited Maturity Bond	300,000,000	0.01
Low Volatility Equity	100,000,000	0.01
Mid Cap Index	100,000,000	0.01
Mid Cap Stock	300,000,000	0.01
Moderate Allocation	1,700,000,000	0.01
Moderately Aggressive Allocation	1,100,000,000	0.01
Moderately Conservative Allocation	1,000,000,000	0.01
Money Market	1,000,000,000	0.01

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 29, 2018

(unaudited)

Portfolio	Shares Authorized	Par Value
Multidimensional Income	100,000,000	0.01
Opportunity Income Plus	100,000,000	0.01
Partner All Cap	100,000,000	0.01
Partner Emerging Markets Equity	100,000,000	0.01
Partner Growth Stock	100,000,000	0.01
Partner Healthcare	100,000,000	0.01
Partner Worldwide Allocation	500,000,000	0.01
Real Estate Securities	100,000,000	0.01
Small Cap Growth	100,000,000	0.01
Small Cap Index	100,000,000	0.01
Small Cap Stock	200,000,000	0.01

(8) SUBSEQUENT EVENTS

The Adviser of the Portfolios has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(9) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of June 29, 2018, the following Portfolios had portfolio concentration greater than 25% in certain market sectors.

Portfolio	Sector	% Total Net Assets
Government Bond Portfolio	U.S. Govt. Agencies	47.6%
Government Bond Portfolio	Mortgage-Backed	31.9%
Income Portfolio	Financials	27.2%
Large Cap Growth Portfolio	Information Technology	49.0%
Large Cap Index Portfolio	Information Technology	25.5%
Large Cap Value Portfolio	Financials	25.8%
Limited Maturity Bond Portfolio	Asset-Backed	26.0%
Partner All Cap Portfolio	Information Technology	25.5%
Partner Emerging Markets Portfolio	Financials	26.3%
Partner Growth Stock Portfolio	Information Technology	42.7%
Partner Healthcare Portfolio	Health Care Equipment	27.7%
Small Cap Growth Portfolio	Information Technology	28.6%

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *

		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 6/29/2018 (unaudited)	$17.51	$0.10	$0.38	$0.48	$(0.12)	$(1.20)
Year Ended 12/31/2017	14.58	0.11	3.02	3.13	(0.12)	(0.08)
Year Ended 12/31/2016	14.19	0.12	1.19	1.31	(0.14)	(0.78)
Year Ended 12/31/2015	15.44	0.10	(0.13)	(0.03)	(0.16)	(1.06)
Year Ended 12/31/2014	15.04	0.10	0.80	0.90	(0.07)	(0.43)
Year Ended 12/31/2013	12.15	0.07	3.17	3.24	(0.17)	(0.18)
BALANCED INCOME PLUS PORTFOLIO
Period Ended 6/29/2018 (unaudited)	15.37	0.21	(0.01)	0.20	(0.38)	(0.20)
Year Ended 12/31/2017	14.09	0.37	1.26	1.63	(0.35)	—
Year Ended 12/31/2016	14.03	0.37	0.57	0.94	(0.37)	(0.51)
Year Ended 12/31/2015	14.87	0.38	(0.38)	0.00	(0.32)	(0.52)
Year Ended 12/31/2014	17.28	0.33	0.67	1.00	(0.28)	(3.13)
Year Ended 12/31/2013	15.42	0.30	2.42	2.72	(0.31)	(0.55)
DIVERSIFIED INCOME PLUS PORTFOLIO
Period Ended 6/29/2018 (unaudited)	8.23	0.14	(0.07)	0.07	(0.25)	—
Year Ended 12/31/2017	7.76	0.24	0.48	0.72	(0.25)	—
Year Ended 12/31/2016	7.53	0.25	0.27	0.52	(0.27)	(0.02)
Year Ended 12/31/2015	7.94	0.25	(0.24)	0.01	(0.26)	(0.16)
Year Ended 12/31/2014	7.84	0.26	0.08	0.34	(0.24)	—
Year Ended 12/31/2013	7.23	0.21	0.59	0.80	(0.19)	—
GOVERNMENT BOND PORTFOLIO
Period Ended 6/29/2018 (unaudited)	10.95	0.13	(0.25)	(0.12)	(0.13)	—
Year Ended 12/31/2017	10.85	0.22	0.10	0.32	(0.22)	—
Year Ended 12/31/2016	10.89	0.19	(0.02)	0.17	(0.19)	(0.02)
Year Ended 12/31/2015	11.00	0.20	(0.11)	0.09	(0.20)	—
Year Ended 12/31/2014	10.56	0.24	0.44	0.68	(0.24)	—
Year Ended 12/31/2013	11.39	0.21	(0.48)	(0.27)	(0.21)	(0.35)
HIGH YIELD PORTFOLIO
Period Ended 6/29/2018 (unaudited)	4.86	0.14	(0.17)	(0.03)	(0.14)	—
Year Ended 12/31/2017	4.77	0.27	0.08	0.35	(0.26)	—
Year Ended 12/31/2016	4.48	0.26	0.29	0.55	(0.26)	—
Year Ended 12/31/2015	4.87	0.28	(0.39)	(0.11)	(0.28)	—
Year Ended 12/31/2014	5.07	0.30	(0.20)	0.10	(0.30)	—
Year Ended 12/31/2013	5.05	0.32	0.02	0.34	(0.32)	—
INCOME PORTFOLIO
Period Ended 6/29/2018 (unaudited)	10.33	0.18	(0.47)	(0.29)	(0.18)	(0.07)
Year Ended 12/31/2017	10.07	0.34	0.28	0.62	(0.34)	(0.02)
Year Ended 12/31/2016	9.83	0.35	0.25	0.60	(0.35)	(0.01)
Year Ended 12/31/2015	10.50	0.38	(0.44)	(0.06)	(0.38)	(0.23)
Year Ended 12/31/2014	10.34	0.40	0.29	0.69	(0.40)	(0.13)
Year Ended 12/31/2013	10.77	0.40	(0.41)	(0.01)	(0.40)	(0.02)
LARGE CAP GROWTH PORTFOLIO
Period Ended 6/29/2018 (unaudited)	35.51	0.06	4.21	4.27	(0.01)	(1.65)
Year Ended 12/31/2017	27.65	0.13	7.86	7.99	(0.12)	(0.01)
Year Ended 12/31/2016	30.90	0.16	(0.80)	(0.64)	(0.15)	(2.46)
Year Ended 12/31/2015	28.08	0.12	2.83	2.95	(0.13)	—
Year Ended 12/31/2014	25.46	0.16	2.63	2.79	(0.17)	—
Year Ended 12/31/2013	18.81	0.15	6.64	6.79	(0.14)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$(1.32)	$16.67	2.75%	$1,365.5	0.54%	1.22%	0.74%	1.02%	27%
(0.20)	17.51	21.51%	1,312.5	0.58%	0.69%	0.79%	0.48%	63%
(0.92)	14.58	10.11%	1,063.4	0.58%	0.89%	0.79%	0.68%	65%
(1.22)	14.19	(0.45)%	967.6	0.57%	0.73%	0.64%	0.65%	60%
(0.50)	15.44	6.02%	904.9	0.50%	0.70%	0.50%	0.70%	58%
(0.35)	15.04	27.05%	799.4	0.46%	0.53%	0.47%	0.52%	43%

(0.58)	14.99	1.33%	406.3	0.64%	2.88%	0.64%	2.88%	66%
(0.35)	15.37	11.67%	402.0	0.65%	2.60%	0.65%	2.60%	151%
(0.88)	14.09	7.06%	355.4	0.66%	2.86%	0.66%	2.86%	140%
(0.84)	14.03	(0.14)%	313.1	0.66%	2.77%	0.66%	2.77%	147%
(3.41)	14.87	6.07%	303.0	0.64%	2.38%	0.64%	2.38%	111%
(0.86)	17.28	17.95%	275.0	0.53%	1.81%	0.53%	1.81%	216%

(0.25)	8.05	0.97%	695.0	0.46%	3.56%	0.46%	3.56%	70%
(0.25)	8.23	9.35%	676.7	0.47%	3.29%	0.47%	3.29%	146%
(0.29)	7.76	7.08%	562.8	0.48%	3.61%	0.48%	3.61%	103%
(0.42)	7.53	0.08%	479.6	0.49%	3.65%	0.49%	3.65%	113%
(0.24)	7.94	4.27%	437.3	0.48%	3.84%	0.48%	3.84%	136%
(0.19)	7.84	11.17%	362.7	0.49%	3.88%	0.49%	3.88%	150%

(0.13)	10.70	(1.15)%	186.5	0.45%	2.36%	0.45%	2.36%	202%
(0.22)	10.95	2.96%	199.4	0.45%	2.01%	0.45%	2.01%	422%
(0.21)	10.85	1.49%	194.9	0.46%	1.69%	0.46%	1.69%	349%
(0.20)	10.89	0.80%	157.3	0.47%	1.78%	0.47%	1.78%	372%
(0.24)	11.00	6.52%	150.0	0.47%	2.22%	0.47%	2.22%	407%
(0.56)	10.56	(2.47)%	152.0	0.46%	1.94%	0.46%	1.94%	384%

(0.14)	4.69	(0.59)%	833.5	0.44%	5.82%	0.44%	5.82%	16%
(0.26)	4.86	7.55%	849.3	0.45%	5.54%	0.45%	5.54%	50%
(0.26)	4.77	12.78%	791.1	0.45%	5.65%	0.45%	5.65%	38%
(0.28)	4.48	(2.69)%	712.1	0.45%	5.73%	0.45%	5.73%	38%
(0.30)	4.87	1.96%	855.8	0.44%	5.86%	0.44%	5.86%	42%
(0.32)	5.07	6.91%	921.9	0.44%	6.31%	0.44%	6.31%	53%

(0.25)	9.79	(2.76)%	1,473.9	0.44%	3.57%	0.44%	3.57%	62%
(0.36)	10.33	6.29%	1,519.7	0.44%	3.34%	0.44%	3.34%	105%
(0.36)	10.07	6.09%	1,427.4	0.44%	3.44%	0.44%	3.44%	109%
(0.61)	9.83	(0.68)%	1,336.0	0.44%	3.69%	0.44%	3.69%	92%
(0.53)	10.50	6.68%	1,392.3	0.44%	3.77%	0.44%	3.77%	87%
(0.42)	10.34	(0.07)%	1,417.6	0.44%	3.78%	0.44%	3.78%	115%

(1.66)	38.12	12.01%	1,304.4	0.44%	0.30%	0.44%	0.30%	35%
(0.13)	35.51	28.93%	1,195.6	0.44%	0.38%	0.44%	0.38%	59%
(2.61)	27.65	(1.48)%	1,003.1	0.44%	0.55%	0.44%	0.55%	68%
(0.13)	30.90	10.48%	1,109.7	0.44%	0.41%	0.44%	0.41%	68%
(0.17)	28.08	10.99%	1,004.5	0.44%	0.54%	0.44%	0.54%	43%
(0.14)	25.46	36.14%	1,062.0	0.44%	0.66%	0.44%	0.66%	62%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP INDEX PORTFOLIO
Period Ended 6/29/2018 (unaudited)	$36.96	$0.30		$0.63	$0.93	$(0.55)	$(0.24)
Year Ended 12/31/2017	31.04	0.53		6.06	6.59	(0.46)	(0.21)
Year Ended 12/31/2016	28.54	0.47		2.78	3.25	(0.56)	(0.19)
Year Ended 12/31/2015	28.75	0.57	***	(0.25)	0.32	(0.39)	(0.14)
Year Ended 12/31/2014	25.80	0.44		2.96	3.40	(0.39)	(0.06)
Year Ended 12/31/2013	20.11	0.40		5.91	6.31	(0.39)	(0.23)
LARGE CAP STOCK PORTFOLIO
Period Ended 6/29/2018 (unaudited)	14.37	0.12		0.22	0.34	(0.18)	(0.85)
Year Ended 12/31/2017	12.10	0.17		2.35	2.52	(0.17)	(0.08)
Year Ended 12/31/2016	11.63	0.16		0.46	0.62	(0.15)	—
Year Ended 12/31/2015	12.33	0.15		0.25	0.40	(0.15)	(0.95)
Year Ended 12/31/2014	11.81	0.15		0.48	0.63	(0.11)	—
Year Ended 12/31/2013	9.22	0.11		2.60	2.71	(0.12)	—
LARGE CAP VALUE PORTFOLIO
Period Ended 6/29/2018 (unaudited)	18.97	0.14		(0.19)	(0.05)	(0.26)	(0.73)
Year Ended 12/31/2017	16.84	0.27		2.61	2.88	(0.25)	(0.50)
Year Ended 12/31/2016	15.52	0.25		2.25	2.50	(0.22)	(0.96)
Year Ended 12/31/2015	16.79	0.23		(0.79)	(0.56)	(0.22)	(0.49)
Year Ended 12/31/2014	15.58	0.22		1.19	1.41	(0.20)	—
Year Ended 12/31/2013	12.00	0.20		3.59	3.79	(0.21)	—
LIMITED MATURITY BOND PORTFOLIO
Period Ended 6/29/2018 (unaudited)	9.87	0.11		(0.08)	0.03	(0.12)	—
Year Ended 12/31/2017	9.81	0.19		0.06	0.25	(0.19)	—
Year Ended 12/31/2016	9.72	0.19		0.09	0.28	(0.19)	—
Year Ended 12/31/2015	9.81	0.17		(0.10)	0.07	(0.16)	—
Year Ended 12/31/2014	9.82	0.17		(0.01)	0.16	(0.17)	—
Year Ended 12/31/2013	9.92	0.15		(0.10)	0.05	(0.15)	—
LOW VOLATILITY EQUITY PORTFOLIO
Period Ended 6/29/2018 (unaudited)	10.89	0.09		(0.18)	(0.09)	0.00	(0.02)
Year Ended 12/31/2017 (c)	10.00	0.07		0.94	1.01	(0.07)	(0.05)
MID CAP INDEX PORTFOLIO
Period Ended 6/29/2018 (unaudited)	18.99	0.11		0.53	0.64	(0.20)	(0.89)
Year Ended 12/31/2017	17.07	0.18		2.47	2.65	(0.16)	(0.57)
Year Ended 12/31/2016	15.12	0.16		2.77	2.93	(0.14)	(0.84)
Year Ended 12/31/2015	16.35	0.15		(0.51)	(0.36)	(0.12)	(0.75)
Year Ended 12/31/2014	15.78	0.13		1.32	1.45	(0.12)	(0.76)
Year Ended 12/31/2013	12.36	0.12		3.87	3.99	(0.13)	(0.44)
MID CAP STOCK PORTFOLIO
Period Ended 6/29/2018 (unaudited)	20.82	0.04		0.34	0.38	(0.07)	(1.57)
Year Ended 12/31/2017	19.08	0.07		3.36	3.43	(0.07)	(1.62)
Year Ended 12/31/2016	16.73	0.07		4.23	4.30	(0.07)	(1.88)
Year Ended 12/31/2015	18.86	0.09		(0.06)	0.03	(0.11)	(2.05)
Year Ended 12/31/2014	17.66	0.11		1.98	2.09	(0.06)	(0.83)
Year Ended 12/31/2013	13.09	0.06		4.57	4.63	(0.06)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Since inception, April 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year
***	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.
****	Total return reflects increase from payments by affiliates. Excluding this reimbursement, total return would have been 21.05%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset			Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Total Distributions	Value, End of Period	Total Return(b)		of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$(0.79)	$37.10	2.51%		$987.3	0.24%	1.70%	0.24%	1.70%	2%
(0.67)	36.96	21.46%		944.6	0.25%	1.79%	0.25%	1.79%	3%
(0.75)	31.04	11.68%		691.3	0.25%	1.96%	0.25%	1.96%	3%
(0.53)	28.54	1.12%		521.2	0.26%	2.26%	0.26%	2.26%	3%
(0.45)	28.75	13.25%		450.4	0.39%	1.65%	0.39%	1.65%	3%
(0.62)	25.80	31.81%		392.6	0.40%	1.71%	0.40%	1.71%	4%

(1.03)	13.68	2.35%		1,105.9	0.64%	1.70%	0.64%	1.70%	34%
(0.25)	14.37	21.15	%****	1,085.2	0.66%	1.31%	0.66%	1.31%	59%
(0.15)	12.10	5.42%		905.4	0.67%	1.41%	0.67%	1.41%	66%
(1.10)	11.63	3.11%		878.9	0.67%	1.26%	0.67%	1.26%	57%
(0.11)	12.33	5.29%		834.5	0.67%	1.21%	0.67%	1.21%	64%
(0.12)	11.81	29.60%		811.9	0.67%	1.02%	0.67%	1.02%	73%

(0.99)	17.93	(0.33)%		1,561.3	0.63%	1.50%	0.63%	1.50%	10%
(0.75)	18.97	17.65%		1,572.7	0.64%	1.53%	0.64%	1.53%	18%
(1.18)	16.84	17.44%		1,348.8	0.64%	1.70%	0.64%	1.70%	22%
(0.71)	15.52	(3.53)%		1,147.0	0.64%	1.44%	0.64%	1.44%	34%
(0.20)	16.79	9.03%		1,205.0	0.64%	1.34%	0.64%	1.34%	20%
(0.21)	15.58	31.82%		1,119.2	0.64%	1.42%	0.64%	1.42%	32%

(0.12)	9.78	0.32%		899.8	0.44%	2.33%	0.44%	2.33%	30%
(0.19)	9.87	2.62%		905.9	0.45%	1.94%	0.45%	1.94%	64%
(0.19)	9.81	2.84%		884.1	0.45%	1.94%	0.45%	1.94%	59%
(0.16)	9.72	0.73%		823.9	0.44%	1.67%	0.44%	1.67%	73%
(0.17)	9.81	1.68%		1,018.3	0.44%	1.75%	0.44%	1.75%	102%
(0.15)	9.82	0.45%		1,082.5	0.44%	1.56%	0.44%	1.56%	114%

(0.02)	10.78	(0.84)%		17.7	0.80%	2.12%	1.69%	1.23%	21%
(0.12)	10.89	10.10%		10.4	0.80%	1.44%	3.20%	(0.96)%	35%

(1.09)	18.54	3.34%		424.0	0.26%	1.34%	0.26%	1.34%	12%
(0.73)	18.99	15.98%		395.2	0.27%	1.23%	0.27%	1.23%	18%
(0.98)	17.07	20.43%		287.7	0.30%	1.38%	0.30%	1.38%	19%
(0.87)	15.12	(2.52)%		180.2	0.32%	1.15%	0.32%	1.15%	19%
(0.88)	16.35	9.28%		145.1	0.47%	0.89%	0.47%	0.89%	13%
(0.57)	15.78	32.92%		123.0	0.50%	0.95%	0.50%	0.95%	12%

(1.64)	19.56	1.74%		1,777.8	0.67%	0.44%	0.67%	0.44%	16%
(1.69)	20.82	18.99%		1,763.3	0.67%	0.37%	0.67%	0.37%	30%
(1.95)	19.08	28.71%		1,491.9	0.68%	0.45%	0.68%	0.45%	23%
(2.16)	16.73	0.08%		1,194.6	0.69%	0.53%	0.70%	0.52%	77%
(0.89)	18.86	11.93%		752.6	0.71%	0.63%	0.71%	0.63%	37%
(0.06)	17.66	35.50%		675.4	0.72%	0.38%	0.72%	0.38%	39%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATE ALLOCATION PORTFOLIO
Period Ended 6/29/2018 (unaudited)	$15.07	$0.16	$(0.09)	$0.07	$(0.26)	$(0.52)
Year Ended 12/31/2017	13.64	0.25	1.50	1.75	(0.24)	(0.08)
Year Ended 12/31/2016	13.09	0.24	0.88	1.12	(0.23)	(0.34)
Year Ended 12/31/2015	13.90	0.21	(0.26)	(0.05)	(0.21)	(0.55)
Year Ended 12/31/2014	13.63	0.18	0.62	0.80	(0.16)	(0.37)
Year Ended 12/31/2013	12.28	0.16	1.66	1.82	(0.20)	(0.27)
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 6/29/2018 (unaudited)	16.40	0.14	0.07	0.21	(0.21)	(0.79)
Year Ended 12/31/2017	14.32	0.20	2.18	2.38	(0.19)	(0.11)
Year Ended 12/31/2016	13.77	0.19	1.14	1.33	(0.20)	(0.58)
Year Ended 12/31/2015	14.72	0.17	(0.26)	(0.09)	(0.19)	(0.67)
Year Ended 12/31/2014	14.37	0.16	0.71	0.87	(0.13)	(0.39)
Year Ended 12/31/2013	12.31	0.12	2.44	2.56	(0.20)	(0.30)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Period Ended 6/29/2018 (unaudited)	13.62	0.16	(0.22)	(0.06)	(0.28)	(0.29)
Year Ended 12/31/2017	12.78	0.27	0.93	1.20	(0.24)	(0.12)
Year Ended 12/31/2016	12.27	0.24	0.63	0.87	(0.22)	(0.14)
Year Ended 12/31/2015	12.89	0.20	(0.24)	(0.04)	(0.23)	(0.35)
Year Ended 12/31/2014	12.71	0.23	0.43	0.66	(0.20)	(0.28)
Year Ended 12/31/2013	12.07	0.20	0.87	1.07	(0.19)	(0.24)
MONEY MARKET PORTFOLIO
Period Ended 6/29/2018 (unaudited)	1.00	0.01	0.00	0.01	(0.01)	—
Year Ended 12/31/2017	1.00	0.01	0.00	0.01	(0.01)	—
Year Ended 12/31/2016	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2015	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2014	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2013	1.00	0.00	0.00	0.00	—	—
MULTIDIMENSIONAL INCOME PORTFOLIO
Period Ended 6/29/2018 (unaudited)	10.08	0.21	(0.31)	(0.10)	—	—
Year Ended 12/31/2017 (c)	10.00	0.25	0.10	0.35	(0.25)	(0.01)
OPPORTUNITY INCOME PLUS PORTFOLIO
Period Ended 6/29/2018 (unaudited)	10.20	0.19	(0.25)	(0.06)	(0.20)	—
Year Ended 12/31/2017	10.09	0.35	0.10	0.45	(0.34)	—
Year Ended 12/31/2016	9.81	0.34	0.28	0.62	(0.34)	—
Year Ended 12/31/2015	10.15	0.35	(0.35)	0.00	(0.34)	—
Year Ended 12/31/2014	10.15	0.35	0.00	0.35	(0.35)	—
Year Ended 12/31/2013	10.64	0.26	(0.40)	(0.14)	(0.26)	(0.09)
PARTNER ALL CAP PORTFOLIO
Period Ended 6/29/2018 (unaudited)	15.54	0.05	0.17	0.22	(0.08)	(0.78)
Year Ended 12/31/2017	12.99	0.08	2.54	2.62	(0.07)	—
Year Ended 12/31/2016	12.94	0.07	0.61	0.68	(0.04)	(0.59)
Year Ended 12/31/2015	14.18	0.04	0.33	0.37	(0.05)	(1.56)
Year Ended 12/31/2014	12.71	0.06	1.49	1.55	(0.08)	—
Year Ended 12/31/2013	9.64	0.08	3.07	3.15	(0.08)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Since inception, April 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

			RATIOS/SUPPLEMENTAL DATA
		Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Return of Capital	Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$—	$(0.78)	$14.36	0.46%	$10,060.7	0.44%	2.22%	0.62%	2.04%	69%
—	(0.32)	15.07	12.95%	10,195.6	0.45%	1.75%	0.62%	1.58%	155%
—	(0.57)	13.64	8.89%	9,261.4	0.46%	1.80%	0.62%	1.64%	159%
—	(0.76)	13.09	(0.56)%	8,657.3	0.46%	1.57%	0.51%	1.51%	153%
—	(0.53)	13.90	5.88%	8,607.8	0.44%	1.50%	0.44%	1.50%	134%
—	(0.47)	13.63	15.12%	7,181.1	0.36%	1.46%	0.38%	1.44%	99%

—	(1.00)	15.61	1.25%	6,302.2	0.46%	1.83%	0.68%	1.60%	47%
—	(0.30)	16.40	16.79%	6,183.5	0.46%	1.30%	0.69%	1.07%	104%
—	(0.78)	14.32	10.23%	5,325.7	0.47%	1.41%	0.69%	1.19%	106%
—	(0.86)	13.77	(0.75)%	4,898.1	0.47%	1.21%	0.55%	1.14%	91%
—	(0.52)	14.72	6.05%	4,775.0	0.45%	1.15%	0.45%	1.15%	88%
—	(0.50)	14.37	21.30%	4,224.5	0.38%	1.09%	0.40%	1.07%	60%

—	(0.57)	12.99	(0.42)%	5,068.7	0.46%	2.47%	0.59%	2.34%	91%
—	(0.36)	13.62	9.52%	5,138.4	0.47%	2.08%	0.59%	1.96%	207%
—	(0.36)	12.78	7.24%	4,695.1	0.47%	2.03%	0.59%	1.90%	211%
—	(0.58)	12.27	(0.46)%	4,100.1	0.46%	1.77%	0.50%	1.73%	198%
—	(0.48)	12.89	5.32%	3,679.4	0.44%	1.91%	0.44%	1.91%	182%
—	(0.43)	12.71	9.02%	3,353.0	0.37%	1.72%	0.40%	1.68%	198%

—	(0.01)	1.00	0.61%	155.9	0.46%	1.22%	0.46%	1.22%	N/A
—	(0.01)	1.00	0.50%	156.1	0.45%	0.49%	0.45%	0.49%	N/A
—	—	1.00	0.00%	191.9	0.45%	0.00%	0.46%	(0.02)%	N/A
—	—	1.00	0.00%	146.9	0.21%	0.00%	0.55%	(0.33)%	N/A
—	—	1.00	0.00%	126.4	0.18%	0.00%	0.53%	(0.35)%	N/A
—	—	1.00	0.00%	146.6	0.22%	0.00%	0.52%	(0.30)%	N/A

—	—	9.98	(0.97)%	19.8	0.95%	4.27%	1.43%	3.79%	74%
(0.01)	(0.27)	10.08	3.51%	20.0	0.95%	3.56%	1.44%	3.07%	172%

—	(0.20)	9.94	(0.66)%	178.5	0.63%	3.86%	0.63%	3.86%	98%
—	(0.34)	10.20	4.63%	176.8	0.65%	3.49%	0.65%	3.49%	218%
—	(0.34)	10.09	6.38%	140.4	0.69%	3.42%	0.69%	3.42%	202%
—	(0.34)	9.81	(0.03)%	99.7	0.73%	3.44%	0.73%	3.44%	184%
—	(0.35)	10.15	3.48%	71.8	0.76%	3.46%	0.79%	3.42%	140%
—	(0.35)	10.15	(1.39)%	46.5	0.79%	2.58%	0.88%	2.49%	755%

—	(0.86)	14.90	1.37%	110.5	0.80%	0.59%	0.80%	0.59%	29%
—	(0.07)	15.54	20.24%	111.4	0.81%	0.57%	0.81%	0.57%	51%
—	(0.63)	12.99	5.77%	94.9	0.87%	0.60%	1.14%	0.33%	64%
—	(1.61)	12.94	2.26%	86.2	0.92%	0.36%	1.16%	0.12%	72%
—	(0.08)	14.18	12.26%	69.5	0.95%	0.48%	1.18%	0.25%	105%
—	(0.08)	12.71	32.85%	63.8	0.98%	0.69%	1.23%	0.45%	133%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Period Ended 6/29/2018 (unaudited)	$14.44	$0.05	$(1.65)	$(1.60)	$(0.17)	$—
Year Ended 12/31/2017	11.39	0.18	2.96	3.14	(0.09)	—
Year Ended 12/31/2016	10.31	0.10	1.09	1.19	(0.11)	—
Year Ended 12/31/2015	12.08	0.12	(1.75)	(1.63)	(0.14)	—
Year Ended 12/31/2014	12.47	0.14	(0.41)	(0.27)	(0.12)	—
Year Ended 12/31/2013	13.61	0.12	(1.13)	(1.01)	(0.13)	—
PARTNER GROWTH STOCK PORTFOLIO
Period Ended 6/29/2018 (unaudited)	23.79	0.02	2.32	2.34	(0.03)	(1.47)
Year Ended 12/31/2017	18.01	0.03	6.00	6.03	(0.02)	(0.23)
Year Ended 12/31/2016	18.67	0.02	0.14	0.16	—	(0.82)
Year Ended 12/31/2015	18.72	(0.02)	1.93	1.91	—	(1.96)
Year Ended 12/31/2014	18.79	(0.03)	1.53	1.50	—	(1.57)
Year Ended 12/31/2013	13.54	(0.04)	5.29	5.25	0.00	—
PARTNER HEALTHCARE PORTFOLIO
Period Ended 6/29/2018 (unaudited)	17.88	0.06	1.16	1.22	(0.18)	—
Year Ended 12/31/2017	15.01	0.04	2.88	2.92	(0.05)	—
Year Ended 12/31/2016	19.45	0.00	(3.02)	(3.02)	(0.75)	(0.67)
Year Ended 12/31/2015	19.70	0.78 ***	0.20	0.98	0.00	(1.23)
Year Ended 12/31/2014	16.84	0.01	3.98	3.99	—	(1.13)
Year Ended 12/31/2013	13.39	(0.02)	4.10	4.08	(0.05)	(0.58)
PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Period Ended 6/29/2018 (unaudited)	11.02	0.17	(0.61)	(0.44)	(0.29)	(0.31)
Year Ended 12/31/2017	9.09	0.23	1.92	2.15	(0.22)	—
Year Ended 12/31/2016	9.00	0.21	0.08	0.29	(0.20)	—
Year Ended 12/31/2015	9.30	0.19	(0.25)	(0.06)	(0.24)	—
Year Ended 12/31/2014	10.02	0.22	(0.74)	(0.52)	(0.20)	—
Year Ended 12/31/2013	8.62	0.18	1.22	1.40	0.00	—
REAL ESTATE SECURITIES PORTFOLIO
Period Ended 6/29/2018 (unaudited)	24.20	0.32	(0.16)	0.16	(0.48)	(0.08)
Year Ended 12/31/2017	23.24	0.46	0.91	1.37	(0.38)	(0.03)
Year Ended 12/31/2016	22.01	0.38	1.28	1.66	(0.34)	(0.09)
Year Ended 12/31/2015	22.78	0.35	0.16	0.51	(0.33)	(0.95)
Year Ended 12/31/2014	17.98	0.35	5.11	5.46	(0.30)	(0.36)
Year Ended 12/31/2013	17.85	0.29	0.11	0.40	(0.27)	—
SMALL CAP GROWTH PORTFOLIO
Year Ended 6/29/2018 (unaudited)(c)	10.00	(0.01)	0.74	0.73	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Since inception, April 27, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year
***	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.76 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$(0.17)	$12.67	(11.08)%	$90.6	1.25%	0.97%	1.28%	0.93%	7%
(0.09)	14.44	27.64%	94.4	1.30%	1.60%	1.53%	1.37%	15%
(0.11)	11.39	11.58%	56.5	1.33%	0.98%	1.66%	0.65%	7%
(0.14)	10.31	(13.59)%	43.5	1.40%	1.09%	1.70%	0.79%	4%
(0.12)	12.08	(2.29)%	48.5	1.40%	1.07%	1.52%	0.95%	14%
(0.13)	12.47	(7.34)%	59.9	1.40%	1.07%	1.54%	0.92%	5%

(1.50)	24.63	9.86%	219.2	0.75%	0.18%	0.75%	0.18%	24%
(0.25)	23.79	33.61%	183.7	0.79%	0.18%	0.79%	0.18%	52%
(0.82)	18.01	1.35%	121.3	0.82%	0.12%	0.96%	(0.03)%	43%
(1.96)	18.67	10.65%	110.1	0.86%	(0.14)%	1.00%	(0.28)%	35%
(1.57)	18.72	8.51%	81.7	0.91%	(0.18)%	1.01%	(0.28)%	38%
0.00	18.79	38.84%	76.2	0.94%	(0.24)%	1.04%	(0.34)%	34%

(0.18)	18.92	6.80%	199.6	0.88%	0.55%	0.93%	0.49%	17%
(0.05)	17.88	19.42%	193.3	0.91%	0.23%	0.99%	0.15%	212%
(1.42)	15.01	(16.01)%	163.4	0.93%	0.14%	0.99%	0.08%	101%
(1.23)	19.45	4.61%	192.2	0.96%	4.90%	1.03%	4.83%	73%
(1.13)	19.70	24.23%	102.1	1.13%	0.03%	1.13%	0.03%	63%
(0.63)	16.84	31.09%	53.7	1.25%	(0.10)%	1.31%	(0.16)%	61%

(0.60)	9.98	(3.94)%	1,928.5	0.86%	3.07%	0.86%	3.07%	38%
(0.22)	11.02	23.84%	2,066.3	0.87%	2.24%	0.91%	2.20%	88%
(0.20)	9.09	3.35%	1,654.7	0.92%	2.40%	0.92%	2.40%	114%
(0.24)	9.00	(0.78)%	1,605.6	0.92%	2.06%	0.92%	2.06%	76%
(0.20)	9.30	(5.35)%	1,607.3	0.91%	2.24%	0.91%	2.24%	78%
0.00	10.02	16.31%	1,706.0	0.91%	1.97%	0.91%	1.97%	80%

(0.56)	23.80	0.65%	177.6	0.85%	2.68%	0.85%	2.68%	6%
(0.41)	24.20	5.95%	184.3	0.90%	1.90%	0.90%	1.90%	15%
(0.43)	23.24	7.50%	180.0	0.90%	1.77%	0.90%	1.77%	17%
(1.28)	22.01	2.75%	155.5	0.92%	1.77%	0.92%	1.77%	12%
(0.66)	22.78	30.82%	142.5	0.92%	1.67%	0.92%	1.67%	21%
(0.27)	17.98	2.18%	120.1	0.92%	1.53%	0.92%	1.53%	22%

—	10.73	7.33%	5.4	0.97%	(0.37)%	3.45%	(2.85)%	8%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP INDEX PORTFOLIO
Period Ended 6/29/2018 (unaudited)	$19.20	$0.10	$1.69	$1.79	$(0.19)	$(1.02)
Year Ended 12/31/2017	18.18	0.19	2.07	2.26	(0.16)	(1.08)
Year Ended 12/31/2016	15.77	0.16	3.63	3.79	(0.17)	(1.21)
Year Ended 12/31/2015	17.44	0.17	(0.47)	(0.30)	(0.14)	(1.23)
Year Ended 12/31/2014	17.86	0.15	0.77	0.92	(0.13)	(1.21)
Year Ended 12/31/2013	13.42	0.14	5.17	5.31	(0.20)	(0.67)
SMALL CAP STOCK PORTFOLIO
Period Ended 6/29/2018 (unaudited)	21.01	0.04	1.04	1.08	(0.09)	(1.72)
Year Ended 12/31/2017	18.49	0.09	3.68	3.77	(0.07)	(1.18)
Year Ended 12/31/2016	15.53	0.09	3.72	3.81	(0.06)	(0.79)
Year Ended 12/31/2015	18.37	0.04	(0.38)	(0.34)	(0.08)	(2.42)
Year Ended 12/31/2014	17.77	0.08	0.75	0.83	(0.04)	(0.19)
Year Ended 12/31/2013	13.12	0.04	4.67	4.71	(0.06)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$(1.21)	$19.78	9.26%	$559.5	0.25%	1.15%	0.25%	1.15%	11%
(1.24)	19.20	13.13%	496.7	0.27%	1.17%	0.27%	1.17%	16%
(1.38)	18.18	26.12%	401.7	0.28%	1.20%	0.28%	1.20%	21%
(1.37)	15.77	(2.17)%	279.9	0.29%	1.13%	0.29%	1.13%	20%
(1.34)	17.44	5.36%	268.6	0.43%	0.87%	0.43%	0.87%	12%
(0.87)	17.86	40.83%	262.8	0.44%	0.84%	0.44%	0.84%	12%

(1.81)	20.28	5.10%	604.7	0.72%	0.37%	0.72%	0.37%	30%
(1.25)	21.01	21.23%	613.2	0.72%	0.48%	0.72%	0.48%	44%
(0.85)	18.49	25.94%	506.1	0.73%	0.56%	0.73%	0.56%	57%
(2.50)	15.53	(3.13)%	413.8	0.75%	0.47%	0.75%	0.47%	90%
(0.23)	18.37	4.76%	306.3	0.75%	0.42%	0.75%	0.42%	56%
(0.06)	17.77	35.90%	354.6	0.75%	0.25%	0.75%	0.25%	62%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information, which you can review at ThriventPortfolios.com. You may request a free copy of the Statement of Additional Information by calling 800-847-4836. In addition, you may review the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by visiting the Variable Annuity Reference Center, the Variable Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com or sec.gov where it is filed on form N-PX.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available by visiting the Variable Annuity Reference Center, the Variable Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com or sec.gov where it is filed on form N-Q. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a Portfolio’s principal holdings. A complete listing of holdings for a Portfolio in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available by visiting the Variable Annuity Reference Center, the Variable Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com or sec.gov where it is part of form N-CSRS.

Thrivent Series Fund, Inc.

Supplement to the Prospectus and Summary Prospectus

dated April 30, 2018

with respect to

Thrivent Growth and Income Plus Portfolio

Contractholders of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) recently approved the merger of the Target Portfolio into Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”). The merger will occur on or about June 28, 2018. In connection with the merger, each investment in the Target Portfolio will automatically be transferred into the Acquiring Portfolio and the Target Portfolio will dissolve. Following the closing of the merger, all references to the Target Portfolio will be deleted from the prospectus.

The date of this Supplement is June 22, 2018.

Please include this Supplement with your Prospectus or Summary Prospectus.

29865

THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to the Prospectus

dated April 30, 2018

with respect to

Thrivent Growth and Income Plus Portfolio

Shareholders of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) recently approved the merger of the Target Portfolio into the Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”). The merger will occur on or about June 28, 2018. In connection with the merger, each investment in the Target Portfolio will automatically be transferred into the Acquiring Portfolio and the Target Portfolio will dissolve. Following the closing of the merger, all references to the Target Portfolio will be deleted from the prospectus.

The date of this Supplement is June 22, 2018.

Please include this Supplement with your Prospectus.

29867

4321 N Ballard Rd, Appleton, WI 54919-0001

We’re listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Variable Portfolios to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money.

If you purchase shares of Thrivent Variable Portfolios through Thrivent Financial:

If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. This report is also available by visiting ThriventPortfolios.com

If you purchase shares of Thrivent Variable Portfolios from a firm other than Thrivent Financial:

If you wish to receive an additional copy of this report or wish to revoke householding in the future, please contact your financial advisor. This report is also available by visiting ThriventPortfolios.com.

29903SAR R8-18

Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

Not applicable to semiannual report

Item 4.	Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)

Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this Item.

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Consumer Discretionary (7.4%)
16,684	Amazon.com, Inc.[a]	$28,359,463
27,775	American Axle & Manufacturing Holdings, Inc.[a]	432,179
300	AOKI Holdings, Inc.	4,378
200	Aoyama Trading Company, Ltd.	6,673
3,083	Aptiv plc	282,495
1,434	Aramark	53,201
1,360	Ascent Capital Group, Inc.[a]	3,822
500	Autobacs Seven Company, Ltd.	8,853
1,789	Berkeley Group Holdings plc	89,115
2,494	Booking Holdings, Inc.[a]	5,055,562
20,450	BorgWarner, Inc.	882,622
4,600	Bridgestone Corporation	179,689
18,917	Bright Horizons Family Solutions, Inc.[a]	1,939,371
19,710	Burlington Stores, Inc.[a]	2,966,946
53,415	Carnival Corporation	3,061,214
2,015	CBS Corporation	113,283
4,002	Cedar Fair, LP	252,166
2,101	Century Casinos, Inc.[a]	18,384
20,300	Children’s Place, Inc.	2,452,240
2,000	Chipotle Mexican Grill, Inc.[a]	862,740
400	Chiyoda Company, Ltd.	9,253
187	Cie Generale des Etablissements Michelin	22,623
9,160	Comcast Corporation	300,540
61,718	Core-Mark Holding Company, Inc.	1,400,999
8,275	Criteo SA ADR[a]	271,834
39,590	Crocs, Inc.[a]	697,180
3,292	CSS Industries, Inc.	55,635
3,013	Culp, Inc.	73,969
700	DCM Holdings Company, Ltd.	6,548
15,350	DISH Network Corporation[a]	515,913
25,286	Dollar Tree, Inc.[a]	2,149,310
65,811	Duluth Holdings, Inc.[a,b]	1,565,644
2,045	Emerald Expositions Events, Inc.	42,127
2,478	Expedia Group, Inc.	297,831
22,115	Extended Stay America, Inc.	477,905
17,548	Five Below, Inc.[a]	1,714,615
24,758	G-III Apparel Group, Ltd.[a]	1,099,255
34,223	Habit Restaurants, Inc.[a]	342,230
5,670	Harley-Davidson, Inc.	238,594
1,093	Haverty Furniture Companies, Inc.	23,609
770	Hemisphere Media Group, Inc.[a]	10,087
8,688	Home Depot, Inc.	1,695,029
6,400	Honda Motor Company, Ltd.	187,654
876	Hugo Boss AG	79,444
2,681	Inchcape plc	27,562
5,634	International Speedway Corporation	251,840
280	Ipsos SA	9,555
43,098	Las Vegas Sands Corporation	3,290,963
2,466	La-Z-Boy, Inc.	75,460
6,419	Liberty Media Corporation - Liberty SiriusXM[a]	291,166
2,962	Liberty SiriusXM Group[a]	133,438
7,449	Lithia Motors, Inc.	704,452
14,251	Lowe’s Companies, Inc.	1,361,968
3,725	Lululemon Athletica, Inc.[a]	465,066
2,499	Magna International, Inc.	145,267
25	Marcus Corporation	812
809	McDonald’s Corporation	126,762
2,204	Mediaset Espana Comunicacion SA	18,526
25,620	Michaels Companies, Inc.[a]	491,135
6,734	Modine Manufacturing Company[a]	122,895
20,790	Netflix, Inc.[a]	8,137,830
39,340	Newell Brands, Inc.	1,014,579
10,019	News Corporation, Class A	155,294
3,275	News Corporation, Class B	51,909
87	Nexity SA	5,492
497	Next plc	39,561
2,000	NHK Spring Company, Ltd.	18,826
21,200	Nissan Motor Company, Ltd.	206,280
26,660	Norwegian Cruise Line Holdings, Ltd.[a]	1,259,685
64,671	Nutrisystem, Inc.	2,489,833
1,664	O’Reilly Automotive, Inc.[a]	455,220
16,454	Oxford Industries, Inc.	1,365,353
18,729	Papa John’s International, Inc.[b]	949,935
2,764	Peugeot SA	62,979
22,488	Planet Fitness, Inc.[a]	988,123
300	Plenus Company, Ltd.	4,916
8,970	Polaris Industries, Inc.	1,095,955
746	ProSiebenSat.1 Media AG	18,878
3,039	PVH Corporation	454,999
3,825	RHa,b	534,352
14,596	Ross Stores, Inc.	1,237,011
900	Sangetsu Company, Ltd.	18,214
2,100	Sankyo Company, Ltd.	82,120
4,800	Sekisui House, Ltd.	84,837
500	SHIMAMURA Company, Ltd.	43,959
49,142	Six Flags Entertainment Corporation	3,442,397
2,970	Stamps.com, Inc.[a]	751,559
1,800	Sumitomo Rubber Industries, Ltd.	28,532
2	Systemax, Inc.	69
100	Takara Standard Company, Ltd.	1,665
36,976	Toll Brothers, Inc.	1,367,742
15,449	Tower International, Inc.	491,278
3,300	Toyoda Gosei Company, Ltd.	83,522
4,071	Tupperware Brands Corporation	167,888
2,800	TV Asahi Holdings Corporation	61,422
3,139	Ulta Beauty, Inc.[a]	732,831
5,483	Vail Resorts, Inc.	1,503,384
12,329	VF Corporation	1,005,060
3,225	Whirlpool Corporation	471,592
26,264	Wingstop, Inc.	1,368,880
660	Wolters Kluwer NV	37,077
13,280	Zumiez, Inc.[a]	332,664

	Total	100,442,793

Consumer Staples (1.0%)
25,907	Archer-Daniels-Midland Company	1,187,318
600	Arcs Company, Ltd.	16,371
3,254	Coca-Cola Company	142,720
68,400	Cott Corporation	1,132,020
4,250	CVS Health Corporation	273,487
28,258	e.l.f. Beauty, Inc.[a,b]	430,652
3,633	Empire Company, Ltd.	72,928
671	ForFarmers BV	8,710
44,101	Hain Celestial Group, Inc.[a]	1,314,210
56	Henkel AG & Company KGaA	6,218
3,338	Inter Parfums, Inc.	178,583
7,700	Japan Tobacco, Inc.	215,187
11,560	John B. Sanfilippo & Son, Inc.	860,642
960	Kimberly-Clark Corporation	101,126
800	Lawson, Inc.	49,962
31,061	MGP Ingredients, Inc.	2,758,527
100	Ministop Company, Ltd.	2,017
25,307	Monster Beverage Corporation[a]	1,450,091
15,834	PepsiCo, Inc.	1,723,848
11,602	Pinnacle Foods, Inc.	754,826
847	Seneca Foods Corporation[a]	22,869
2,551	SpartanNash Company	65,102

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Consumer Staples (1.0%) - continued
329	Swedish Match AB	$16,260
2,906	Unilever NV	161,914
5,235	Unilever plc	289,183
7,118	Wal-Mart Stores, Inc.	609,657
2,878	Wesfarmers, Ltd.	105,008

	Total	13,949,436

Energy (2.1%)
28,872	Abraxas Petroleum Corporation[a]	83,440
33,440	Anadarko Petroleum Corporation	2,449,480
3,665	Andeavor	480,775
37,236	Archrock, Inc.	446,832
11,489	BP plc	87,414
123,177	Callon Petroleum Company[a]	1,322,921
4,320	Chevron Corporation	546,178
8,007	Concho Resources, Inc.[a]	1,107,768
33,692	Denbury Resources, Inc.[a]	162,058
5,050	Devon Energy Corporation	221,998
2,021	EQT Corporation	111,519
2,720	Era Group, Inc.[a]	35,224
8,008	Euronav NV	73,674
3,888	Exterran Corporation[a]	97,356
21,139	Exxon Mobil Corporation	1,748,829
18,524	Forum Energy Technologies, Inc.[a]	228,771
106	Gaztransport Et Technigaz SA	6,488
80,482	Gran Tierra Energy, Inc.[a]	277,663
56,851	Halliburton Company	2,561,706
15,809	Helix Energy Solutions Group, Inc.[a]	131,689
7,989	HollyFrontier Corporation	546,687
1,249	Keane Group, Inc.[a]	17,074
39,279	Marathon Oil Corporation	819,360
14,414	Newpark Resources, Inc.[a]	156,392
40,596	Nine Energy Service, Inc.[a]	1,344,540
6,420	Noble Corporation[a]	40,639
13,117	Northern Oil and Gas, Inc.[a]	41,319
3,991	Oil States International, Inc.[a]	128,111
1,927	OMV AG	108,987
8,426	ONEOK, Inc.	588,388
53,683	Parsley Energy, Inc.[a]	1,625,521
71,072	Patterson-UTI Energy, Inc.	1,279,296
650	Phillips 66	73,001
2,764	Pioneer Energy Services Corporation[a]	16,169
12,748	Pioneer Natural Resources Company	2,412,432
32,850	Ring Energy, Inc.[a]	414,567
19,865	Rowan Companies plc[a]	322,210
754	Royal Dutch Shell plc, Class A	26,095
7,236	Royal Dutch Shell plc, Class B	259,143
13,740	RPC, Inc.[b]	200,192
11,541	SM Energy Company	296,488
1,863	Tallgrass Energy GP, LP	41,284
136	Targa Resources Corporation	6,731
33,389	TechnipFMC plc	1,059,767
7,991	Teekay Tankers, Ltd.	9,349
1,739	Total SA	105,602
124,246	Transocean, Ltd.[a]	1,669,866
15,954	Unit Corporation[a]	407,784
2,131	W&T Offshore, Inc.[a]	15,237
138,960	Weatherford International plc[a]	457,178
5,154	Whiting Petroleum Corporation[a]	271,719
84,871	WPX Energy, Inc.[a]	1,530,224

	Total	28,473,135

Financials (7.5%)
5,705	Affiliated Managers Group, Inc.	848,162
14,359	Aflac, Inc.	617,724
3,295	Allstate Corporation	300,735
23,450	Ally Financial, Inc.	616,031
3,125	American Express Company	306,250
13,691	American Financial Group, Inc.	1,469,455
2,070	American International Group, Inc.	109,751
14,434	Ameris Bancorp	770,054
728	Anima Holding SPA[c]	3,891
100	Aozora Bank, Ltd.	3,795
11,911	Argo Group International Holdings, Ltd.	692,625
51,530	Assured Guaranty, Ltd.	1,841,167
466	ASX, Ltd.	22,213
4,177	Australia & New Zealand Banking Group, Ltd.	87,423
5,406	Banca Monte dei Paschi di Siena SPA[a,b]	15,555
9,226	Banco BPM SPA[a]	26,801
21,206	Banco de Sabadell SA	35,410
24,380	BancorpSouth Bank	803,321
184,878	Bank of America Corporation	5,211,711
737	Bank of Marin Bancorp	59,586
17,246	Bank of New York Mellon Corporation	930,077
17,389	Bank of the Ozarks	783,201
3,030	BankFinancial Corporation	53,479
2,282	Bankinter SA	22,142
2,818	Barclays plc	6,965
18,431	Beneficial Bancorp, Inc.	298,582
8,912	Berkshire Hathaway, Inc.[a]	1,663,425
6,096	Berkshire Hills Bancorp, Inc.	247,498
5,030	Blackstone Group, LP	161,815
953	Blue Hills Bancorp, Inc.	21,157
152	BNP Paribas SA	9,402
23,176	Boston Private Financial Holdings, Inc.	368,498
42,384	BrightSphere Investment Group	604,396
491	Brookline Bancorp, Inc.	9,133
46,593	Brown & Brown, Inc.	1,292,024
1,471	CaixaBank SA	6,332
9,644	Capital One Financial Corporation	886,284
12,328	Cathay General Bancorp	499,161
16,134	Central Pacific Financial Corporation	462,239
11,796	Chemical Financial Corporation	656,683
1,291	Cherry Hill Mortgage Investment Corporation	23,057
1,190	Chubb, Ltd.	151,154
5,048	CI Financial Corporation	90,735
100,070	Citigroup, Inc.	6,696,684
3,867	Citizens Financial Group, Inc.	150,426
32,444	CNO Financial Group, Inc.	617,734
3,491	CNP Assurances	79,314
29,253	CoBiz Financial, Inc.	628,354
2,370	Comerica, Inc.	215,480
8,208	Community Trust Bancorp, Inc.	409,990
15,429	Direct Line Insurance Group plc	69,626
7,642	Discover Financial Services	538,073
3,823	DnB ASA	74,446
34,451	Dynex Capital, Inc.	224,965
46,616	E*TRADE Financial Corporation[a]	2,851,035
17,983	East West Bancorp, Inc.	1,172,492
3,592	Ellington Residential Mortgage REIT	39,153
6,915	Employers Holdings, Inc.	277,983
15,073	Enterprise Financial Services Corporation	813,188
25,220	Essent Group, Ltd.[a]	903,380
1,200	Euronext NVc	76,041
1,324	FBL Financial Group, Inc.	104,265

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Financials (7.5%) - continued
11,197	Fifth Third Bancorp	$321,354
3,294	Financial Institutions, Inc.	108,373
2,987	Finecobank Banca Fineco SPA	33,625
6,230	First Busey Corporation	197,616
10,361	First Commonwealth Financial Corporation	160,699
5,435	First Defiance Financial Corporation	364,471
1,800	First Financial Corporation	81,630
34,916	First Hawaiian, Inc.	1,013,262
22,297	First Interstate BancSystem, Inc.	940,933
887	First Merchants Corporation	41,157
424	First Mid-Illinois Bancshares, Inc.	16,663
5,036	First Midwest Bancorp, Inc.	128,267
997	First of Long Island Corporation	24,775
6,975	First Republic Bank	675,110
13,682	FlexiGroup, Ltd.	22,463
1,361	Genworth MI Canada, Inc.	44,288
21,571	Goldman Sachs Group, Inc.	4,757,915
8,285	Great Southern Bancorp, Inc.	473,902
44,902	Hamilton Lane, Inc.	2,153,949
13,870	Hancock Whitney Corporation	647,035
2,325	Hanmi Financial Corporation	65,914
887	Hannover Rueckversicherung SE	110,274
2,604	Hanover Insurance Group, Inc.	311,334
15,320	Hartford Financial Services Group, Inc.	783,312
3,036	Heartland Financial USA, Inc.	166,525
47,813	Heritage Commerce Corporation	812,343
1,313	Heritage Financial Corporation	45,758
5,812	Hometrust Bancshares, Inc.[a]	163,608
3,125	Hope Bancorp, Inc.	55,719
19,780	Horace Mann Educators Corporation	882,188
6,144	Horizon Bancorp, Inc.	127,119
12,173	Houlihan Lokey, Inc.	623,501
28,467	HSBC Holdings plc	266,005
73,771	Huntington Bancshares, Inc.	1,088,860
11,140	IBERIABANK Corporation	844,412
5,211	Independent Bank Corporation	132,880
5,066	Infinity Property & Casualty Corporation	721,145
23,157	Interactive Brokers Group, Inc.	1,491,542
32,362	Intercontinental Exchange, Inc.	2,380,225
10,750	Invesco, Ltd.	285,520
85,328	Investment Technology Group, Inc.	1,785,062
4,945	J.P. Morgan Chase & Company	515,269
14,970	Jefferies Financial Group, Inc.	340,418
1,051	Jupiter Fund Management plc	6,162
308,299	KeyCorp	6,024,162
14,800	Ladder Capital Corporation	231,176
3,170	Lakeland Bancorp, Inc.	62,924
23,279	Loews Corporation	1,123,910
411	Macquarie Group, Ltd.	37,457
750	Markel Corporation[a]	813,262
5,920	MarketAxess Holdings, Inc.	1,171,331
900	Matsui Securities Company, Ltd.	8,591
66,611	Medibank Private, Ltd.	143,829
941	Mercantile Bank Corporation	34,779
33,030	Meridian Bancorp, Inc.	632,524
5,110	MetLife, Inc.	222,796
10,318	MidWestOne Financial Group, Inc.	348,542
31,800	Mizuho Financial Group, Inc.	53,567
11,106	Morgan Stanley	526,424
121	Nasdaq, Inc.	11,044
5,050	National Bank Holdings Corporation	194,880
1,540	National Bank of Canada	73,940
4,062	Navigators Group, Inc.	231,534
558	NBT Bancorp, Inc.	21,288
9,450	Old Mutual, Ltd.[a]	18,682
2,674	Old Second Bancorp, Inc.	38,506
15,692	PacWest Bancorp	775,499
650	Pargesa Holding SA	55,017
34,960	PCSB Financial Corporation	694,655
2,249	Peapack-Gladstone Financial Corporation	77,793
740	Peoples Bancorp, Inc.	27,957
882	Plus500, Ltd.	18,673
638	Power Corporation of Canada	14,287
2,000	PowerShares QQQ	343,300
8,210	Primerica, Inc.	817,716
8,502	Principal Financial Group, Inc.	450,181
27,201	Provident Financial Services, Inc.	748,844
1,050	Prudential Financial, Inc.	98,186
4,614	QCR Holdings, Inc.	218,934
3,150	Quilter plc[a,c]	6,025
24,450	Radian Group, Inc.	396,579
974	Raymond James Financial, Inc.	87,027
8,988	Regions Financial Corporation	159,807
11,100	Sandy Spring Bancorp, Inc.	455,211
63,405	Santander Consumer USA Holdings Inc.	1,210,401
59	Schroders plc	2,448
56,296	Seacoast Banking Corporation of Florida[a]	1,777,828
500	Senshu Ikeda Holdings, Inc.	1,686
121,127	SLM Corporation[a]	1,386,904
11,042	State Auto Financial Corporation	330,266
2,140	State Street Corporation	199,213
39,125	Sterling Bancorp	919,438
24,499	Stifel Financial Corporation	1,280,073
472	Sun Life Financial, Inc.	18,968
8,803	SVB Financial Group[a]	2,541,954
5,493	Synchrony Financial	183,356
38,202	Synovus Financial Corporation	2,018,212
21,299	TD Ameritrade Holding Corporation	1,166,546
1,150	Territorial Bancorp, Inc.	35,650
3,480	TriCo Bancshares	130,326
742	TriState Capital Holdings, Inc.[a]	19,366
28,843	TrustCo Bank Corporation	256,703
3,170	U.S. Bancorp	158,563
200	UMB Financial Corporation	15,246
15,310	United Community Banks, Inc.	469,558
9,957	United Financial Bancorp, Inc.	174,447
577	United Fire Group, Inc.	31,452
6,560	Unum Group	242,654
2,358	Washington Trust Bancorp, Inc.	137,000
11,064	Wells Fargo & Company	613,388
18,478	Western Alliance Bancorp[a]	1,046,040
4,268	Wintrust Financial Corporation	371,529
8,081	WSFS Financial Corporation	430,717
54,450	Zions Bancorporation	2,868,971

	Total	102,754,052

Health Care (5.9%)
1,420	ABIOMED, Inc.[a]	580,851
829	Acceleron Pharma, Inc.[a]	40,223
13,523	Aerie Pharmaceuticals, Inc.[a]	913,479
980	Aetna, Inc.	179,830
8,111	Amgen, Inc.	1,497,209
378	Amplifon SPA	7,816
2,108	Ardelyx, Inc.[a]	7,800
7,727	Arena Pharmaceuticals, Inc.[a]	336,897
7,614	Asterias Biotherapeutics, Inc.[a]	10,279

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Health Care (5.9%) - continued
134	Atrion Corporation	$80,320
7,010	Biogen, Inc.[a]	2,034,582
14,072	BioMarin Pharmaceutical, Inc.[a]	1,325,582
19,389	Cardiovascular Systems, Inc.[a]	627,040
44,278	Catalent, Inc.[a]	1,854,805
22,744	Celgene Corporation[a]	1,806,328
7,226	Coherus Biosciences, Inc.[a]	101,164
14,196	Concert Pharmaceuticals, Inc.[a]	238,919
27,063	Danaher Corporation	2,670,577
12,530	Dexcom, Inc.[a]	1,190,099
16,872	Edwards Lifesciences Corporation[a]	2,456,057
2,797	Eli Lilly and Company	238,668
1,717	Epizyme, Inc.[a]	23,265
27,624	Evolent Health, Inc.[a,b]	581,485
1,704	Exelixis, Inc.[a]	36,670
2,422	Express Scripts Holding Company[a]	187,003
548	FibroGen, Inc.[a]	34,305
74,606	GenMark Diagnostics, Inc.[a]	475,986
271	Genomic Health, Inc.[a]	13,658
3,400	GlaxoSmithKline plc ADR	137,054
20,932	Halozyme Therapeutics, Inc.[a]	353,123
150	HealthStream, Inc.	4,097
3,027	Heska Corporation[a]	314,172
4,935	Hill-Rom Holdings, Inc.	431,023
6,588	Illumina, Inc.[a]	1,839,963
11,299	Inogen, Inc.[a]	2,105,343
36,006	Intersect ENT, Inc.[a]	1,348,425
6,240	Intra-Cellular Therapies, Inc.[a]	110,261
3,735	Intuitive Surgical, Inc.[a]	1,787,123
6,970	Jazz Pharmaceuticals, Inc.[a]	1,200,931
17,461	Johnson & Johnson	2,118,718
600	KYORIN Holdings, Inc.	12,452
21,362	LHC Group, Inc.[a]	1,828,374
72	LNA Sante	4,533
3,562	Magellan Health Services, Inc.[a]	341,774
883	Medpace Holdings, Inc.[a]	37,969
20,508	Medtronic plc	1,755,690
7,240	Merck & Company, Inc.	439,468
49,175	MiMedx Group, Inc.[a,b]	314,228
22,465	Mylan NVa	811,885
38,330	Myriad Genetics, Inc.[a]	1,432,392
2,421	National Healthcare Corporation	170,390
15,739	Neurocrine Biosciences, Inc.[a]	1,546,199
15,550	Neuronetics, Inc.[a]	413,786
22,626	Nevro Corporation[a]	1,806,686
2,890	Novartis AG	218,920
6,562	Novo Nordisk AS	303,102
16,651	Novocure, Ltd.[a]	521,176
35,271	NuVasive, Inc.[a]	1,838,325
19,890	Omnicell, Inc.[a]	1,043,231
59,872	Optinose, Inc.[a,b]	1,675,219
9,310	PerkinElmer, Inc.	681,771
9,710	Perrigo Company plc	707,956
55,654	Pfizer, Inc.	2,019,127
6,960	Prothena Corporation plc[a]	101,477
1,007	Roche Holding AG	223,411
2,662	Sage Therapeutics, Inc.[a]	416,683
59,871	Tactile Systems Technology, Inc.[a]	3,113,292
11,346	Teleflex, Inc.	3,043,111
14,934	Thermo Fisher Scientific, Inc.	3,093,429
28,349	UnitedHealth Group, Inc.	6,955,144
13,560	Universal Health Services, Inc.	1,511,126
26,555	Veeva Systems, Inc.[a]	2,041,017
17,895	Vertex Pharmaceuticals, Inc.[a]	3,041,434
4,080	West Pharmaceutical Services, Inc.	405,103
41,270	Wright Medical Group NVa	1,071,369
51,850	Zoetis, Inc.	4,417,102

	Total	80,659,481

Industrials (6.9%)
6,197	Acco Brands Corporation	85,828
879	ACS Actividades de Construccion y Servicios, SAa	35,464
3,250	Acuity Brands, Inc.	376,577
9,370	Advanced Disposal Services, Inc.[a]	232,189
7,232	AECOM[a]	238,873
3,323	Aegion Corporation[a]	85,567
26,425	Aerojet Rocketdyne Holdings, Inc.[a]	779,273
15,965	AGCO Corporation	969,395
18,267	AMETEK, Inc.	1,318,147
33	ArcBest Corporation	1,508
15,314	ASGN, Inc.[a]	1,197,402
4,127	Atlas Copco AB	107,516
6,208	Atlas Copco AB, Class A	179,787
3,604	AZZ, Inc.	156,594
5,749	BAE Systems plc	48,908
710	Boeing Company	238,212
7,150	Brink’s Company	570,212
5,390	BWX Technologies, Inc.	335,905
49,836	Casella Waste Systems, Inc.[a]	1,276,300
25,955	Caterpillar, Inc.	3,521,315
10,049	CBIZ, Inc.[a]	231,127
10,440	Colfax Corporation[a]	319,986
8,258	Comfort Systems USA, Inc.	378,216
13,372	Costamare, Inc.	106,709
8,772	Crane Company	702,900
309	CSW Industrials, Inc.[a]	16,331
61,263	CSX Corporation	3,907,354
229	Cummins, Inc.	30,457
3,740	Curtiss-Wright Corporation	445,135
4,450	Delta Air Lines, Inc.	220,453
4,941	Dun & Bradstreet Corporation	606,014
13,873	Dycom Industries, Inc.[a]	1,311,137
11,435	EMCOR Group, Inc.	871,118
12,907	Emerson Electric Company	892,390
15,235	Encore Wire Corporation	722,901
150	Engility Holdings, Inc.[a]	4,596
4,127	Epiroc ABa	37,783
6,208	Epiroc AB, Class Aa	65,145
1,310	ESCO Technologies, Inc.	75,587
2,691	Federal Signal Corporation	62,673
514	Ferguson plc	41,587
3,782	Forrester Research, Inc.	158,655
11,435	Fortive Corporation	881,753
12,357	Fortune Brands Home and Security, Inc.	663,447
1,415	Franklin Electric Company, Inc.	63,817
4,682	General Dynamics Corporation	872,772
9,230	Genesee & Wyoming, Inc.[a]	750,584
286	Global Brass and Copper Holdings, Inc.	8,966
551	GMS, Inc.[a]	14,927
1,342	Gorman-Rupp Company	46,970
15,057	Granite Construction, Inc.	838,073
6,312	GWA Group, Ltd.	15,854
629	Harsco Corporation[a]	13,901
32,492	Healthcare Services Group, Inc.	1,403,329
23,068	Heico Corporation	1,682,349
1,656	Hillenbrand, Inc.	78,080
36,458	Honeywell International, Inc.	5,251,775
4,359	Hubbell, Inc.	460,921
5,225	Huntington Ingalls Industries, Inc.	1,132,728

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Industrials (6.9%) - continued
848	Hyster-Yale Materials Handling, Inc.	$54,484
8,691	ICF International, Inc.	617,496
800	Inaba Denki Sangyo Company, Ltd.	32,644
2,130	Ingersoll-Rand plc	191,125
18,099	Interface, Inc.	415,372
15,190	Jacobs Engineering Group, Inc.	964,413
10,204	JB Hunt Transport Services, Inc.	1,240,296
21,902	KAR Auction Services, Inc.	1,200,230
13,688	KeyW Holding Corporation[a]	119,633
5,340	Kforce, Inc.	183,162
48,928	Kirby Corporation[a]	4,090,381
6,130	L3 Technologies, Inc.	1,178,922
4,469	Lincoln Electric Holdings, Inc.	392,199
7,190	Lindsay Corporation	697,358
1,837	Lockheed Martin Corporation	542,705
345	Loomis AB	11,953
15,700	Masco Corporation	587,494
14,644	Masonite International Corporation[a]	1,052,171
24,365	Mercury Systems, Inc.[a]	927,332
7,644	Milacron Holdings Corporation[a]	144,701
1,000	Mitsuboshi Belting, Ltd.	12,549
1,064	Monadelphous Group, Ltd.	11,835
3,538	Moog, Inc.	275,822
133,755	MRC Global, Inc.[a]	2,898,471
2,456	National Express Group plc	12,968
4,155	Navigant Consulting, Inc.[a]	91,992
34,977	NCI Building Systems, Inc.[a]	734,517
68,270	Nexeo Solutions, Inc.[a]	623,305
2,000	Nitto Kogyo Corporation	39,962
597	Nobina ABc	4,552
18,205	Norfolk Southern Corporation	2,746,588
740	Northgate plc	3,973
7,250	Old Dominion Freight Line, Inc.	1,079,960
1,500	Orion Group Holdings, Inc.[a]	12,390
15,200	Oshkosh Corporation	1,068,864
5,690	PageGroup plc	42,191
6,846	Parker Hannifin Corporation	1,066,949
25,879	Primoris Services Corporation	704,685
3,681	Radiant Logistics, Inc.[a]	14,393
15,031	Raven Industries, Inc.	577,942
1,755	Resources Connection, Inc.	29,660
238	Rockwool International AS	92,774
6,158	Roper Industries, Inc.	1,699,054
2,448	Royal Mail plc	16,286
1,472	Saia, Inc.[a]	119,011
1,197	Sandvik AB	21,140
536	Schindler Holding AG, Participation Certificate	115,081
1,678	Schneider Electric SE	139,554
7	SGS SA	18,600
800	ShinMaywa Industries, Ltd.	9,384
23,764	SiteOne Landscape Supply, Inc.[a]	1,995,463
5,229	SKF AB	96,801
1,487	Smiths Group plc	33,216
135	Societa Iniziative Autostradali e Servizi SPA	2,025
123,474	Southwest Airlines Company	6,282,357
2,240	SP Plus Corporation[a]	83,328
321	Spirax-Sarco Engineering plc	27,527
10,491	SPX Corporation[a]	367,710
2,503	SPX FLOW, Inc.[a]	109,556
875	Standex International Corporation	89,425
10,000	Sumitomo Electric Industries, Ltd.	148,726
200	Taikisha, Ltd.	6,062
15,470	Terex Corporation	652,679
800	Toppan Forms Company, Ltd.	8,088
6,000	Toppan Printing Company, Ltd.	46,938
40,256	TPI Composites, Inc.[a]	1,177,085
2,154	Transcontinental, Inc.	50,022
1,430	TransDigm Group, Inc.	493,550
5,080	TransUnion	363,931
12,232	TriMas Corporation[a]	359,621
740	TrueBlue, Inc.[a]	19,943
3,000	Tsubakimoto Chain Company	23,793
17,150	United Continental Holdings, Inc.[a]	1,195,870
1,256	United Parcel Service, Inc.	133,425
12,972	United Rentals, Inc.[a]	1,914,927
11,541	United Technologies Corporation	1,442,971
25,830	Univar, Inc.[a]	677,779
3,635	Universal Truckload Services, Inc.	95,419
6,079	Valmont Industries, Inc.	916,409
452	Vectrus, Inc.[a]	13,931
17,665	Verisk Analytics, Inc.[a]	1,901,461
1,322	Vinci SA	126,900
7,896	WABCO Holdings, Inc.[a]	923,990
25,505	WageWorks, Inc.[a]	1,275,250
39,526	Waste Connections, Inc.	2,975,517
4,829	Watsco, Inc.	860,914
35,246	Willdan Group, Inc.[a]	1,091,569
400	Yuasa Trading Company, Ltd.	12,738

	Total	94,068,911

Information Technology (15.3%)
28,071	2U, Inc.[a]	2,345,613
1,225	Adobe Systems, Inc.[a]	298,667
31,160	Advanced Micro Devices, Inc.[a]	467,088
19,390	Agilent Technologies, Inc.	1,199,078
41,820	Akamai Technologies, Inc.[a]	3,062,479
5,100	Alliance Data Systems Corporation	1,189,320
12,147	Alphabet, Inc., Class Aa	13,716,271
3,008	Alphabet, Inc., Class Ca	3,355,875
1,122	Amadeus IT Holding SA	88,226
12,067	Ambarella, Inc.[a,b]	465,907
1,882	American Software, Inc.	27,421
22,704	Amphenol Corporation	1,978,654
59,543	Apple, Inc.	11,022,005
11,254	Applied Materials, Inc.	519,822
6,959	Arista Networks, Inc.[a]	1,791,873
14,172	Arrow Electronics, Inc.[a]	1,066,868
2,322	Atkore International Group, Inc.[a]	48,228
3,850	Atlassian Corporation plc[a]	240,702
34,799	Autodesk, Inc.[a]	4,561,801
8,138	Automatic Data Processing, Inc.	1,091,631
11,770	Belden, Inc.	719,382
11,781	Benchmark Electronics, Inc.	343,416
50,832	Blackline, Inc.[a]	2,207,634
43,173	Booz Allen Hamilton Holding Corporation	1,887,955
18,952	CA, Inc.	675,639
1,000	Canon, Inc.	32,792
1,421	Capgemini SA	190,428
3,993	Carsales.com, Ltd.	44,633
4,583	CDW Corporation	370,261
1,338	CGI Group, Inc.[a]	84,790
87,212	Ciena Corporation[a]	2,311,990
159,077	Cisco Systems, Inc.	6,845,083
13,132	Cognex Corporation	585,819
6,072	CoreLogic, Inc.[a]	315,137
279	CSG Systems International, Inc.	11,403
21,346	Descartes Systems Group, Inc.[a]	693,745
55,868	Dolby Laboratories, Inc.	3,446,497

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Information Technology (15.3%) - continued
2,900	Endurance International Group Holdings, Inc.[a]	$28,855
8,795	Envestnet, Inc.[a]	483,285
4,220	Euronet Worldwide, Inc.[a]	353,509
21,869	EVERTEC, Inc.	477,838
574	ExlService Holdings, Inc.[a]	32,494
63,218	Facebook, Inc.[a]	12,284,522
10,747	Fidelity National Information Services, Inc.	1,139,504
14,964	Fiserv, Inc.[a]	1,108,683
40,340	FLIR Systems, Inc.	2,096,470
22,642	Fortinet, Inc.[a]	1,413,540
15,100	Global Payments, Inc.	1,683,499
30,163	Guidewire Software, Inc.[a]	2,677,871
4,827	IAC/InterActiveCorporation[a]	736,069
4,502	Insight Enterprises, Inc.[a]	220,283
400	ITOCHU Techno-Solutions Corporation	6,900
30,306	Keysight Technologies, Inc.[a]	1,788,963
10,700	Konica Minolta Holdings, Inc.	99,235
230	Kulicke and Soffa Industries, Inc.	5,479
1,100	Kyocera Corporation	61,862
6,130	Lam Research Corporation	1,059,570
255	Leidos Holdings, Inc.	15,045
5,237	Liberty Tripadvisor Holdings, Inc.[a]	84,316
42,713	M/A-COM Technology Solutions Holdings, Inc.[a,b]	984,108
1,968	ManTech International Corporation	105,564
61,343	MasterCard, Inc.	12,055,126
14,220	Maxim Integrated Products, Inc.	834,145
801	Mellanox Technologies, Ltd.[a]	67,524
2,575	Methode Electronics, Inc.	103,772
124,892	Microsoft Corporation	12,315,600
27,102	Monolithic Power Systems, Inc.	3,622,724
20,570	National Instruments Corporation	863,529
1,100	NEC Networks & System Integration Corporation	24,723
28,018	New Relic, Inc.[a]	2,818,331
8,691	Nice, Ltd. ADR[a]	901,865
10,221	Novanta, Inc.[a]	636,768
34,695	NRG Yield, Inc., Class A	591,550
19,658	NVIDIA Corporation	4,656,980
44,541	Oracle Corporation	1,962,476
7,960	Palo Alto Networks, Inc.[a]	1,635,541
103,647	PayPal Holdings, Inc.[a]	8,630,686
16,873	Pegasystems, Inc.	924,640
16,820	Plexus Corporation[a]	1,001,463
31,622	Proofpoint, Inc.[a]	3,646,333
44,304	Q2 Holdings, Inc.[a]	2,527,543
123,209	Quantenna Communications, Inc.[a]	1,914,668
33,301	Red Hat, Inc.[a]	4,474,655
7,712	RELX NV	163,948
6,696	RELX plc	142,993
10,709	Rogers Corporation[a]	1,193,625
7,128	Rudolph Technologies, Inc.[a]	210,989
300	Ryoyo Electro Corporation	4,845
52,714	SailPoint Technologies Holdings, Inc.[a]	1,293,602
68,477	Salesforce.com, Inc.[a]	9,340,263
611	ScanSource, Inc.[a]	24,623
733	Seagate Technology plc	41,392
125,989	Sequans Communications SA ADR[a,b]	257,018
9,931	ServiceNow, Inc.[a]	1,712,800
5,700	Shinko Electric Industries Company, Ltd.	50,871
22,564	SS&C Technologies Holdings, Inc.	1,171,072
22,801	Synopsys, Inc.[a]	1,951,082
625	TE Connectivity, Ltd.	56,287
17,825	Teradata Corporation[a]	715,674
14,076	Teradyne, Inc.	535,873
11,259	Texas Instruments, Inc.	1,241,305
7,250	Total System Services, Inc.	612,770
4,616	Trimble, Inc.[a]	151,589
38,750	Twitter, Inc.[a]	1,692,212
12,309	Tyler Technologies, Inc.[a]	2,733,829
2,925	Ultimate Software Group, Inc.[a]	752,632
10,731	Verint Systems, Inc.[a]	475,920
1,117	VeriSign, Inc.[a]	153,498
48,622	Virtusa Corporation[a]	2,366,919
80,503	Visa, Inc.	10,662,622
59,373	Xilinx, Inc.	3,874,682
7,976	XO Group, Inc.[a]	255,232
1,800	Yahoo Japan Corporation	5,963
18,697	Zix Corporation[a]	100,777
400	Zuora, Inc.[a]	10,880

	Total	208,420,026

Materials (1.3%)
1,600	Alcoa Corporation[a]	75,008
5,354	Balchem Corporation	525,442
10,725	Ball Corporation	381,274
3,410	BASF SE	325,548
7,895	BHP Billiton plc	177,183
4,535	BHP Billiton, Ltd.	113,475
748	Canfor Corporation[a]	18,002
14,299	Celanese Corporation	1,588,047
3,050	CF Industries Holdings, Inc.	135,420
6,259	Continental Building Products, Inc.[a]	197,471
2,305	Crown Holdings, Inc.[a]	103,172
4,800	Daicel Corporation	53,025
1,990	Eastman Chemical Company	198,920
2,795	Evonik Industries AG	95,627
866	Ferrexpo plc	2,082
8,150	Ferroglobe Representation & Warranty Insurance Trust[a,d]	1
10,923	Freeport-McMoRan, Inc.	188,531
2,064	Granges AB	26,933
15,567	Graphic Packaging Holding Company	225,877
3,405	Hecla Mining Company	11,849
500	Hokuetsu Kishu Paper Company, Ltd.	2,571
5,930	Innospec, Inc.	453,941
6,196	International Paper Company	322,688
800	JSR Corporation	13,595
3,131	Kadant, Inc.	301,046
1,000	Kaneka Corporation	8,956
910	Koppers Holdings, Inc.[a]	34,898
4,000	Kuraray Company, Ltd.	55,014
2,000	Kyoei Steel, Ltd.	37,740
1,187	Lundin Mining Corporation	6,600
6,520	Martin Marietta Materials, Inc.	1,456,112
9,941	Mercer International, Inc.	173,967
1,631	Methanex Corporation	115,312
2,359	Minerals Technologies, Inc.	177,751
3,112	Mondi plc	83,956
8,279	Myers Industries, Inc.	158,957
931	Navigator Company SA	5,528
5,750	Neenah, Inc.	487,888
21,576	Newmont Mining Corporation	813,631
1,300	Nippon Kayaku Company, Ltd.	14,523
7,586	Nucor Corporation	474,125
737	Olympic Steel, Inc.	15,042
23,426	OMNOVA Solutions, Inc.[a]	243,630
38,760	Owens-Illinois, Inc.[a]	651,556

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Materials (1.3%) - continued
1,977	Packaging Corporation of America	$221,009
12,992	Reliance Steel & Aluminum Company	1,137,320
144	Rio Tinto plc	7,937
630	Rio Tinto, Ltd.	38,925
16,220	RPM International, Inc.	945,950
3,972	Ryerson Holding Corporation[a]	44,288
5,437	Sandfire Resources NL	36,815
100	Sanyo Special Steel Company, Ltd.	2,385
9,863	Schweitzer-Mauduit International, Inc.	431,210
13,261	Scotts Miracle-Gro Company	1,102,785
15,177	Sensient Technologies Corporation	1,085,914
3,750	Sonoco Products Company	196,875
27,895	Steel Dynamics, Inc.	1,281,775
555	Stepan Company	43,296
200	Taiyo Holdings Company, Ltd.	8,201
1,400	Toagosei Company, Ltd.	16,155
3,272	Trinseo SA	232,148
930	United States Lime & Minerals, Inc.	78,027
803	United States Steel Corporation	27,904
5,459	UPM-Kymmene Oyj	194,368
6,805	WestRock Company	388,021
300	Yamato Kogyo Company, Ltd.	9,050

	Total	18,082,272

Real Estate (1.2%)
5,413	Ares Commercial Real Estate Corporation	74,754
26,712	Armada Hoffler Properties, Inc.	398,009
534	Artis Real Estate Investment Trust	5,325
10,976	Ashford Hospitality Trust, Inc.	88,906
1,271	Bluerock Residential Growth REIT, Inc.	11,337
2,440	Breaemar Hotels & Resorts, Inc.	27,865
41,886	Brixmor Property Group, Inc.	730,073
5,700	Camden Property Trust	519,441
15,097	Catchmark Timber Trust, Inc.	192,185
40,842	Cedar Realty Trust, Inc.	192,774
10,197	Chatham Lodging Trust	216,380
4,815	City Office REIT, Inc.	61,776
25,303	Cousins Properties, Inc.	245,186
12,721	CyrusOne, Inc.	742,398
4,250	Digital Realty Trust, Inc.	474,215
10,203	Douglas Emmett, Inc.	409,957
18,200	Duke Realty Corporation	528,346
3,778	Empire State Realty Trust, Inc.	64,604
3,175	First Industrial Realty Trust, Inc.	105,854
1,744	Forest City Realty Trust, Inc.	39,781
4,210	Franklin Street Properties Corporation	36,038
781	Gaming and Leisure Properties, Inc.	27,960
19,700	General Growth Properties, Inc.	402,471
1,028	Getty Realty Corporation	28,959
815	Gladstone Commercial Corporation	15,664
7,000	Hang Lung Properties, Ltd.	14,378
16,500	Highwoods Properties, Inc.	837,045
14,767	Hospitality Properties Trust	422,484
26,248	Host Hotels & Resorts, Inc.	553,045
43,103	Hudson Pacific Properties, Inc.	1,527,139
12,000	Hysan Development Company, Ltd.	66,978
33,955	InfraREIT, Inc.	752,782
3,731	Liberty Property Trust	165,395
1,337	Mid-America Apartment Communities, Inc.	134,596
38,842	Monmouth Real Estate Investment Corporation	642,058
14,901	National Storage Affiliates Trust	459,249
283	NexPoint Residential Trust, Inc.	8,051
3,445	One Liberty Properties, Inc.	90,982
2,975	Outfront Media, Inc.	57,864
13,740	Physicians Realty Trust	219,016
4,422	Ramco-Gershenson Properties Trust	58,415
1,240	RE/MAX Holdings, Inc.	65,038
31,117	Retail Properties of America, Inc.	397,675
3,000	Road King Infrastructure, Ltd.	5,231
785	Ryman Hospitality Properties	65,273
1,172	Saul Centers, Inc.	62,796
8,994	SBA Communications Corporation[a]	1,485,089
155,892	Spirit Realty Capital, Inc.	1,251,813
1,361	Sun Communities, Inc.	133,215
2,000	Sun Hung Kai Properties, Ltd.	30,132
1,500	Swire Pacific, Ltd.	15,855
15,369	Terreno Realty Corporation	578,950
14,004	Urstadt Biddle Properties, Inc.	316,910
18,077	Weyerhaeuser Company	659,087
8,600	Wing Tai Holdings, Ltd.	12,544
5,900	Xenia Hotels & Resorts, Inc.	143,724

	Total	16,873,067

Telecommunications Services (0.1%)
1,132	Freenet AGb	29,932
26,380	KCOM Group plc	33,701
500	KDDI Corporation	13,672
100	Nippon Telegraph & Telephone Corporation	4,543
11,300	NTT DOCOMO, Inc.	287,951
84,002	ORBCOMM, Inc.[a]	848,420
7,830	Telenor ASA	160,362
387	Telephone & Data Systems, Inc.	10,612
11,188	Verizon Communications, Inc.	562,868

	Total	1,952,061

Utilities (0.4%)
18,401	AES Corporation	246,758
2,095	Artesian Resources Corporation	81,223
1,640	Consolidated Water Company, Ltd.	21,156
1,960	Edison International, Inc.	124,009
4,784	Enagas SA	139,532
10,450	MDU Resources Group, Inc.	299,706
1,127	Middlesex Water Company	47,526
7,870	New Jersey Resources Corporation	352,183
3,721	NorthWestern Corporation	213,027
5,082	NRG Yield, Inc., Class C	87,410
5,900	Osaka Gas Company, Ltd.	122,165
7,703	PG&E Corporation	327,840
13,350	PNM Resources, Inc.	519,315
1,008	Portland General Electric Company	43,102
12,300	Public Service Enterprise Group, Inc.	665,922
5,140	Southwest Gas Holdings, Inc.	392,028
1,316	Spire, Inc.	92,975
3,100	Tokyo Gas Company, Ltd.	82,312
26,019	UGI Corporation	1,354,809
704	Unitil Corporation	35,932
220	Verbund AG	7,099

	Total	5,256,029

	Total Common Stock (cost $489,961,922)	670,931,263

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Registered Investment Companies (37.8%)	Value
Affiliated Equity Holdings (35.3%)
6,308,837	Thrivent Core International Equity Fund	$63,340,728
4,921,627	Thrivent Core Low Volatility Equity Fund[a]	50,003,729
3,831,301	Thrivent Large Cap Stock Portfolio	52,428,674
3,492,261	Thrivent Large Cap Value Portfolio	62,602,961
3,959,672	Thrivent Mid Cap Stock Portfolio	77,444,451
13,049,795	Thrivent Partner Worldwide Allocation Portfolio	130,263,051
2,267,681	Thrivent Small Cap Stock Portfolio	45,999,680

	Total	482,083,274

Affiliated Fixed Income Holdings (1.7%)
1,922,509	Thrivent High Yield Portfolio	9,020,413
497,604	Thrivent Income Portfolio	4,872,340
968,958	Thrivent Limited Maturity Bond Portfolio	9,479,218

	Total	23,371,971

Equity Funds/Exchange Traded Funds (0.8%)
4,430	iShares Russell 2000 Index Fund	725,501
4,996	ProShares Ultra S&P 500	556,005
19,433	SPDR S&P 500 ETF Trust	5,271,784
23,424	SPDR S&P Biotech ETF[b]	2,229,731
6,800	SPDR S&P Health Care Equipment ETF	531,896
10,640	SPDR S&P Retail ETF	516,678
8,880	Vanguard REIT ETF	723,276

	Total	10,554,871

	Total Registered Investment Companies (cost $466,653,797)	516,010,116

Principal Amount	Long-Term Fixed Income (2.8%)
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$22,014	2.541%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[e]	10,702
	Residential Asset Securitization Trust
42,567	2.471%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[e]	10,007
	Sequoia Mortgage Trust
84,100	3.798%, 9/20/2046, Ser. 2007-1, Class 4A1[e]	69,771
	WaMu Mortgage Pass Through Certificates
35,519	3.321%, 9/25/2036, Ser. 2006-AR10, Class 1A2[e]	34,413
54,077	3.367%, 10/25/2036, Ser. 2006-AR12, Class 1A1[e]	52,419

	Total	177,312

Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,840,000	4.000%, 7/1/2048[f]	1,874,789
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,475,000	3.500%, 7/1/2048[f]	6,442,579
4,690,000	4.000%, 7/1/2048[f]	4,781,052
4,755,000	4.500%, 7/1/2048[f]	4,950,865

	Total	18,049,285

U.S. Government and Agencies (1.5%)
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	208,318
	U.S. Treasury Bonds
200,000	2.250%, 11/15/2027	190,047
5,000,000	2.875%, 5/15/2028	5,007,812
2,413,000	2.500%, 5/15/2046	2,190,457
	U.S. Treasury Bonds, TIPS
518,465	0.375%, 1/15/2027	503,659
1,331,148	0.375%, 7/15/2027	1,294,825
	U.S. Treasury Notes
2,500,000	0.750%, 2/15/2019	2,477,344
360,000	1.000%, 10/15/2019	353,447
825,000	1.500%, 10/31/2019	814,752
650,000	1.750%, 11/30/2019	643,449
665,000	1.375%, 9/30/2020	647,726
1,215,000	1.125%, 8/31/2021	1,158,949
940,000	2.000%, 11/30/2022	912,167
500,000	2.125%, 7/31/2024	481,172
2,100,000	2.250%, 11/15/2024	2,031,504
1,870,000	2.125%, 11/30/2024	1,795,273

	Total	20,710,901

	Total Long-Term Fixed Income (cost $39,208,897)	38,937,498

Shares	Collateral Held for Securities Loaned (0.7%)
9,109,955	Thrivent Cash Management Trust	9,109,955

	Total Collateral Held for Securities Loaned (cost $9,109,955)	9,109,955

Shares or Principal Amount	Short-Term Investments (11.5%)
	Federal Home Loan Bank Discount Notes
400,000	1.715%, 7/5/2018[g,h]	399,938
1,100,000	1.720%, 7/11/2018[g,h]	1,099,485
1,600,000	1.788%, 7/13/2018[g,h]	1,599,086
500,000	1.800%, 7/18/2018[g,h]	499,585
5,400,000	1.875%, 7/27/2018[g,h]	5,392,985
700,000	1.850%, 8/3/2018[g,h]	698,805
200,000	1.880%, 8/21/2018[g,h]	199,467
1,700,000	1.905%, 8/23/2018[g,h]	1,695,286
3,500,000	1.880%, 8/28/2018[g,h]	3,489,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (11.5%)	Value
	Thrivent Core Short-Term Reserve Fund
14,130,846	2.290%	$141,308,460

	Total Short-Term Investments (cost $156,381,302)	156,382,457

	Total Investments (cost $1,161,315,873) 101.9%	$1,391,371,289

	Other Assets and Liabilities, Net (1.9%)	(25,917,182)

	Total Net Assets 100.0%	$1,365,454,107

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $90,509 or 0.0% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$8,798,283

Total lending	$8,798,283
Gross amount payable upon return of collateral for securities loaned	$9,109,955

Net amounts due to counterparty	$311,672

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (16.2%)[a]	Value
Basic Materials (0.7%)
	Big River Steel, LLC, Term Loan
$421,812	7.334%, (LIBOR 3M + 5.000%), 8/15/2023[b]	$426,824
	CONSOL Mining Corporation, Term Loan
407,950	8.320%, (LIBOR 3M + 6.000%), 10/30/2022[b]	417,810
	Contura Energy, Inc., Term Loan
734,728	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	734,728
	Coronado Australian Holdings Property, Ltd., Term Loan
96,429	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	97,031
352,688	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	354,892
	Tronox Finance, LLC, Term Loan
282,765	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	282,482
652,535	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	651,883

	Total	2,965,650

Capital Goods (1.1%)
	Advanced Disposal Services, Inc., Term Loan
381,008	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[b]	379,769
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,123,174	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,114,750
	Flex Acquisition Company, Inc. Term Loan
320,000	0.000%, (LIBOR 3M + 3.250%), 6/22/2025[b,c,d]	319,066
	GFL Environmental, Inc., Term Loan
31,492	0.000%, (LIBOR 3M + 2.750%), 5/31/2025[b,c,d,e]	31,256
253,508	5.084%, (LIBOR 3M + 2.750%), 5/31/2025[b,e]	251,607
	Navistar, Inc., Term Loan
773,062	5.530%, (LIBOR 1M + 3.500%), 11/3/2024[b]	772,583
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,369,132	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[b]	1,363,997

	Total	4,233,028

Communications Services (4.3%)
	Altice Financing SA, Term Loan
480,150	4.344%, (LIBOR 3M + 2.750%), 7/14/2025[b]	476,251
381,150	5.098%, (LIBOR 3M + 2.750%), 7/15/2025[b]	374,735
	CBS Radio, Inc., Term Loan
129,350	4.838%, (LIBOR 1M + 2.750%), 10/17/2023[b]	127,410
	CenturyLink, Inc., Term Loan
1,213,900	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,188,105
	Charter Communications Operating, LLC, Term Loan
378,100	4.100%, (LIBOR 1M + 2.000%), 4/13/2025[b]	377,272
	CSC Holdings, LLC, Term Loan
638,550	4.323%, (LIBOR 1M + 2.250%), 7/17/2025[b]	633,761
	Frontier Communications Corporation, Term Loan
777,150	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	767,195
	Gray Television, Inc., Term Loan
394,000	4.251%, (LIBOR 1M + 2.250%), 2/7/2024[b]	392,325
	Hargray Merger Subsidiary Corporation, Term Loan
620,094	5.094%, (LIBOR 1M + 3.000%), 3/24/2024[b,c,d]	617,768
	Intelsat Jackson Holdings SA, Term Loan
490,000	5.853%, (LIBOR 1M + 3.750%), 11/27/2023[b]	488,388
	Level 3 Financing, Inc., Term Loan
1,275,000	4.334%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,270,219
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
965,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	932,672
195,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b]	179,644
	Mediacom Illinois, LLC, Term Loan
344,138	3.740%, (LIBOR 1W + 1.750%), 2/15/2024[b]	342,702
	NEP/NCP Holdco, Inc., Term Loan
1,027,655	0.000%, (LIBOR 3M + 3.250%), 7/21/2022[b]	1,022,085
	Radiate Holdco, LLC, Term Loan
1,572,040	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,548,208
	Sable International Finance, Ltd., Term Loan
1,705,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[b]	1,703,824
	SFR Group SA, Term Loan
346,500	4.844%, (LIBOR 1M + 2.750%), 6/22/2025[b]	338,766
	Sinclair Television Group, Inc., Term Loan
450,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,c,d]	448,034
	Sprint Communications, Inc., Term Loan
1,431,875	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,424,114
	Syniverse Holdings, Inc., Term Loan
204,488	7.046%, (LIBOR 1M + 5.000%), 2/9/2023[b]	204,062
	Unitymedia Finance, LLC, Term Loan
360,000	4.323%, (LIBOR 1M + 2.250%), 1/20/2026[b]	356,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (16.2%)[a]	Value
Communications Services (4.3%) - continued
	Univision Communications, Inc., Term Loan
$564,526	4.844%, (LIBOR 1M + 2.750%), 3/15/2024[b]	$545,005
	Virgin Media Bristol, LLC, Term Loan
960,000	4.573%, (LIBOR 1M + 2.500%), 1/31/2026[b]	952,205
	WideOpenWest Finance, LLC, Term Loan
598,477	5.335%, (LIBOR 1M + 3.250%), 8/6/2023[b]	570,050
	Windstream Services, LLC, Term Loan
375,000	0.000%, (LIBOR 3M + 4.000%), 3/30/2021[b,c,d]	355,447

	Total	17,637,162

Consumer Cyclical (2.4%)
	Boyd Gaming Corporation, Term Loan
297,885	4.488%, (LIBOR 1W + 2.500%), 9/15/2023[b]	298,296
	Cengage Learning Acquisitions, Term Loan
932,316	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	854,235
	Eldorado Resorts, Inc., Term Loan
217,743	4.375%, (LIBOR 1M + 2.250%), 4/17/2024[b]	216,792
	Four Seasons Hotels, Ltd., Term Loan
572,096	4.094%, (LIBOR 1M + 2.000%), 11/30/2023[b]	567,451
	Golden Entertainment, Inc., Term Loan
1,064,650	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[b]	1,061,328
170,000	9.100%, (LIBOR 1M + 7.000%), 8/15/2025[b]	171,913
	Golden Nugget, Inc., Term Loan
851,329	4.823%, (LIBOR 1M + 2.750%), 10/4/2023[b]	849,677
	Mohegan Tribal Gaming Authority, Term Loan
912,153	6.094%, (LIBOR 1M + 4.000%), 10/13/2023[b]	858,793
	Neiman Marcus Group, LLC, Term Loan
334,128	5.263%, (LIBOR 3M + 3.250%), 10/25/2020[b,c,d]	295,619
	Scientific Games International, Inc., Term Loan
1,596,000	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[b]	1,584,030
	Seminole Hard Rock Entertainment, Inc., Term Loan
43,295	5.058%, (LIBOR 3M + 2.750%), 5/14/2020[b]	43,385
	Stars Group Holdings BV, Term Loan
1,389,104	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[b]	1,386,325
1,025,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[b,c,d]	1,025,000
	Tenneco, Inc.,Term Loan
650,000	0.000%, (LIBOR 3M + 2.750%), 6/18/2025[b,c,d]	643,097

	Total	9,855,941

Consumer Non-Cyclical (3.1%)
	Air Medical Group Holdings, Inc., Term Loan
1,795,975	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,742,473
	Albertson’s, LLC, Term Loan
1,057,790	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[b]	1,046,737
732,042	5.319%, (LIBOR 3M + 3.000%), 6/22/2023[b]	723,602
	Anmeal Pharmaceuticals LLC, Term Loan
639,852	5.625%, (LIBOR 1M + 3.500%), 3/23/2025[b]	638,054
	Burlington Coat Factory Warehouse Corporation, Term Loan
624,016	4.600%, (LIBOR 1M + 2.500%), 11/9/2024[b]	624,796
	CHS/Community Health Systems, Inc., Term Loan
110,271	5.307%, (LIBOR 3M + 3.000%), 12/31/2019[b]	110,047
603,377	5.557%, (LIBOR 3M + 3.250%), 1/27/2021[b]	588,371
	Endo Luxembourg Finance Company I SARL., Term Loan
992,338	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	989,857
	Energizer Holdings, Inc., Term Loan
320,000	0.000%, (LIBOR 3M + 2.250%), 6/21/2025[b,c,d]	319,866
	Grifols Worldwide Operations USA, Inc., Term Loan
597,438	4.238%, (LIBOR 1W + 2.250%), 1/23/2025[b]	597,437
	JBS USA LUX SA, Term Loan
1,199,813	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	1,189,614
	Libbey Glass, Inc., Term Loan
299,836	5.046%, (LIBOR 1M + 3.000%), 4/9/2021[b]	294,964
	McGraw-Hill Global Education Holdings, LLC, Term Loan
788,836	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	770,432
	Ortho-Clinical Diagnostics, Term Loan
1,295,000	5.336%, (LIBOR 3M + 3.250%), 6/2/2025[b]	1,289,341
	Revlon Consumer Products Corporation, Term Loan
538,153	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	414,378

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (16.2%)[a]	Value
Consumer Non-Cyclical (3.1%) - continued
	Valeant Pharmaceuticals International, Inc., Term Loan
$1,215,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	$1,210,067

	Total	12,550,036

Energy (0.6%)
	Calpine Corporation, Term Loan
605,320	4.840%, (LIBOR 3M + 2.500%), 1/15/2024[b]	603,867
	Consolidated Energy Finance SA, Term Loan
400,000	4.525%, (LIBOR 1M + 2.500%), 5/7/2025[b,e]	397,000
	Houston Fuel Oil Terminal Company, LLC, Term Loan
975,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[b,c,d]	971,344
	MEG Energy Corporation, Term Loan
73,125	5.600%, (LIBOR 1M + 3.500%), 12/31/2023[b]	73,070
	Pacific Drilling SA, Term Loan
569,712	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	193,229

	Total	2,238,510

Financials (1.8%)
	ASP AMC Merger Sub, Inc., Term Loan
1,130,956	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[b]	1,082,540
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,165,000	4.088%, (LIBOR 1M + 2.000%), 1/15/2025[b]	1,149,948
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
1,055,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,c,d]	1,035,219
	Cyxtera DC Holdings, Inc., Term Loan
193,050	5.360%, (LIBOR 3M + 3.000%), 5/1/2024[b]	192,664
105,000	9.610%, (LIBOR 3M + 7.250%), 5/1/2025[b]	104,606
	Digicel International Finance, Ltd., Term Loan
960,164	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	915,756
	DJO Finance, LLC, Term Loan
196,062	5.451%, (LIBOR 3M + 3.250%), 6/7/2020[b]	194,961
	Genworth Holdings, Inc., Term Loan
175,000	6.546%, (LIBOR 1M + 4.500%), 2/28/2023[b,e]	178,062
	Ineos US Finance, LLC, Term Loan
1,318,375	4.094%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,309,581
	MoneyGram International, Inc., Term Loan
651,605	5.344%, (LIBOR 3M + 3.250%), 3/28/2020[b]	628,799
	TransUnion, LLC, Term Loan
640,162	4.094%, (LIBOR 1M + 2.000%), 4/9/2023[b]	637,941

	Total	7,430,077

Technology (1.5%)
	First Data Corporation, Term Loan
1,620,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[b]	1,609,292
	Harland Clarke Holdings Corporation, Term Loan
881,056	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[b]	856,096
	Micron Technology, Inc., Term Loan
827,888	3.850%, (LIBOR 1M + 1.750%), 4/26/2022[b]	829,130
	Plantronics, Inc., Term Loan
650,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,c,d]	647,972
	Rackspace Hosting, Inc., Term Loan
747,450	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[b]	736,858
	SS&C Technologies Holdings Europe SARL, Term Loan
241,776	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,c,d]	241,641
	SS&C Technologies, Inc., Term Loan
647,383	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,c,d]	647,020
	TNS, Inc., Term Loan
288,500	6.100%, (LIBOR 1M + 4.000%), 8/14/2022[b,e]	285,615

	Total	5,853,624

Transportation (0.3%)
	Arctic LNG Carriers, Ltd., Term Loan
1,237,500	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[b]	1,239,047
	OSG Bulk Ships, Inc., Term Loan
78,121	6.770%, (LIBOR 3M + 4.250%), 8/5/2019[b,e]	77,340

	Total	1,316,387

Utilities (0.4%)
	EnergySolutions, LLC, Term Loan
350,000	6.084%, (LIBOR 3M + 3.750%), 5/7/2025[b,e]	350,438
	HD Supply Waterworks, Term Loan
492,525	5.253%, (LIBOR 3M + 3.000%), 7/21/2024[b,e]	491,909
	Talen Energy Supply, LLC, Term Loan
414,540	6.094%, (LIBOR 1M + 4.000%), 7/6/2023[b]	415,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (16.2%)[a]	Value
Utilities (0.4%) - continued
	TerraForm Power Operating LLC, Term Loan
$319,198	4.094%, (LIBOR 1M + 2.000%), 11/8/2022[b]	$318,665

	Total	1,576,435

	Total Bank Loans (cost $66,617,850)	65,656,850

Shares	Common Stock (49.1%)
Consumer Discretionary (7.8%)
4,032	Amazon.com, Inc.[h]	6,853,594
40,702	American Axle & Manufacturing Holdings, Inc.[h]	633,323
1,900	AOKI Holdings, Inc.	27,727
1,200	Aoyama Trading Company, Ltd.	40,039
3,000	Autobacs Seven Company, Ltd.	53,121
9,574	Berkeley Group Holdings plc	476,909
947	Booking Holdings, Inc.[h]	1,919,654
25,200	Bridgestone Corporation	984,384
3,880	Burlington Stores, Inc.[h]	584,056
20,060	Caesars Entertainment Corporation[h]	214,642
46,816	Carnival Corporation	2,683,025
157	Charter Communications, Inc.[h]	46,034
2,400	Chiyoda Company, Ltd.	55,517
998	Cie Generale des Etablissements Michelin	120,736
3,800	DCM Holdings Company, Ltd.	35,547
2,205	DISH Network Corporation[h]	74,110
6,841	Dollar Tree, Inc.[h]	581,485
22,095	General Motors Company	870,543
34,600	Honda Motor Company, Ltd.	1,014,506
4,656	Hugo Boss AG	422,249
14,304	Inchcape plc	147,052
1,462	Ipsos SA	49,890
21,000	Las Vegas Sands Corporation	1,603,560
13,693	Magna International, Inc.	795,974
11,834	Mediaset Espana Comunicacion SA	99,474
7,442	Netflix, Inc.[h]	2,913,022
474	Nexity SA	29,924
2,592	Next plc	206,320
11,000	NHK Spring Company, Ltd.	103,544
13,502	NIKE, Inc.	1,075,839
115,000	Nissan Motor Company, Ltd.	1,118,972
11,285	Nutrisystem, Inc.	434,473
14,881	Peugeot SA	339,068
1,600	Plenus Company, Ltd.	26,218
4,004	ProSiebenSat.1 Media AG	101,321
4,600	Sangetsu Company, Ltd.	93,094
11,200	Sankyo Company, Ltd.	437,974
26,400	Sekisui House, Ltd.	466,604
3,100	SHIMAMURA Company, Ltd.	272,546
9,540	Six Flags Entertainment Corporation[i]	668,277
9,600	Sumitomo Rubber Industries, Ltd.	152,169
800	Takara Standard Company, Ltd.	13,320
14,967	Toll Brothers, Inc.	553,629
18,000	Toyoda Gosei Company, Ltd.	455,574
14,800	TV Asahi Holdings Corporation	324,659
6,751	Walt Disney Company	707,572
24,500	Wendy’s Company	420,910
800	Whirlpool Corporation	116,984
3,503	Wolters Kluwer NV	196,787

	Total	31,615,951

Consumer Staples (2.0%)
17,920	Altria Group, Inc.	1,017,677
2,800	Arcs Company, Ltd.	76,399
1,680	Bunge, Ltd.	117,113
53,371	Cott Corporation	883,290
19,819	Empire Company, Ltd.	397,842
3,555	ForFarmers BV	46,145
304	Henkel AG & Company KGaA	33,754
42,300	Japan Tobacco, Inc.	1,182,133
4,300	Lawson, Inc.	268,544
800	Ministop Company, Ltd.	16,135
11,346	Philip Morris International, Inc.	916,076
1,794	Swedish Match AB	88,662
15,848	Unilever NV	883,004
28,335	Unilever plc	1,565,237
15,696	Wesfarmers, Ltd.	572,689

	Total	8,064,700

Energy (2.5%)
2,695	Andeavor	353,530
61,859	BP plc	470,655
3,947	Contura Energy, Inc.	286,947
571	Gaztransport Et Technigaz SA	34,948
50,279	Halliburton Company	2,265,572
10,535	OMV AG	595,837
15,039	Parsley Energy, Inc.[h]	455,381
15,086	Pioneer Natural Resources Company	2,854,874
3,828	Royal Dutch Shell plc, Class A	132,483
39,523	Royal Dutch Shell plc, Class B	1,415,435
9,356	Total SA	568,151
808	Whiting Petroleum Corporation[h]	42,598
32,580	WPX Energy, Inc.[h]	587,417

	Total	10,063,828

Financials (5.7%)
2,218	Affiliated Managers Group, Inc.	329,750
3,936	Anima Holding SPA[j]	21,037
900	Aozora Bank, Ltd.	34,156
57,050	Apollo Investment Corporation	317,768
13,155	Arch Capital Group, Ltd.[h]	348,081
26,720	Ares Capital Corporation	439,544
14,800	Assured Guaranty, Ltd.	528,804
2,466	ASX, Ltd.	117,549
22,301	Australia & New Zealand Banking Group, Ltd.	466,751
29,412	Banca Monte dei Paschi di Siena SPA[h,i]	84,629
49,573	Banco BPM SPA[h]	144,005
114,595	Banco de Sabadell SA	191,352
11,401	Bank of America Corporation	321,394
12,284	Bankinter SA	119,192
15,131	Barclays plc	37,400
826	BNP Paribas SA	51,094
7,954	CaixaBank SA	34,236
27,957	CI Financial Corporation	502,509
24,896	Citigroup, Inc.	1,666,040
19,025	CNP Assurances	432,239
82,469	Direct Line Insurance Group plc	372,155
20,538	DnB ASA	399,938
46,501	E*TRADE Financial Corporation[h]	2,844,001
6,545	Euronext NVj	414,742
16,033	Finecobank Banca Fineco SPA	180,485
66,501	FlexiGroup, Ltd.	109,179
7,129	Genworth MI Canada, Inc.[i]	231,985
4,126	Goldman Sachs Group, Inc.	910,072
4,798	Hannover Rueckversicherung SE	596,496

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Financials (5.7%) - continued
155,016	HSBC Holdings plc	$1,448,523
9,345	IBERIABANK Corporation	708,351
5,583	Jupiter Fund Management plc	32,733
33,678	KeyCorp	658,068
2,206	Macquarie Group, Ltd.	201,047
434	Markel Corporation[h]	470,608
5,200	Matsui Securities Company, Ltd.	49,636
363,289	Medibank Private, Ltd.	784,426
164,200	Mizuho Financial Group, Inc.	276,593
8,325	National Bank of Canada[i]	399,706
50,163	Old Mutual, Ltd.[h]	99,170
3,446	Pargesa Holding SA	291,673
4,677	Plus500, Ltd.	99,020
3,427	Power Corporation of Canada	76,744
16,721	Quilter plc[h,j]	31,980
37,274	Santander Consumer USA Holdings Inc.	711,561
317	Schroders plc	13,154
2,600	Senshu Ikeda Holdings, Inc.	8,768
17,937	State Street Corporation	1,669,755
2,564	Sun Life Financial, Inc.	103,036
43,824	Synchrony Financial	1,462,845
21,600	United Community Banks, Inc.	662,472
1,821	Wells Fargo & Company	100,956
13,435	Zions Bancorporation	707,890

	Total	23,315,298

Health Care (5.1%)
15,960	Acadia Healthcare Company, Inc.[h]	652,924
2,062	Amplifon SPA	42,636
2,268	Anthem, Inc.	539,852
26,582	BioMarin Pharmaceutical, Inc.[h]	2,504,024
22,645	Celgene Corporation[h]	1,798,466
1,391	Danaher Corporation	137,264
38,973	GlaxoSmithKline plc ADR	1,571,002
34,828	Hologic, Inc.[h]	1,384,413
405	Illumina, Inc.[h]	113,113
4,000	Jazz Pharmaceuticals, Inc.[h]	689,200
3,600	KYORIN Holdings, Inc.	74,715
381	LNA Sante	23,989
20,791	Medtronic plc	1,779,918
15,670	Novartis AG	1,187,017
35,446	Novo Nordisk AS	1,637,271
5,509	Roche Holding AG	1,222,217
3,249	Teleflex, Inc.	871,414
7,351	Teva Pharmaceutical Industries, Ltd. ADR	178,776
14,510	UnitedHealth Group, Inc.	3,559,883
3,704	Waters Corporation[h]	717,057

	Total	20,685,151

Industrials (5.3%)
4,768	ACS Actividades de Construccion y Servicios, SAh	192,370
22,339	Atlas Copco AB	581,971
33,907	Atlas Copco AB, Class A	981,965
31,357	BAE Systems plc	266,763
4,340	Boeing Company	1,456,113
9,935	Brink’s Company	792,316
10,375	Caterpillar, Inc.	1,407,576
35,229	CSX Corporation	2,246,906
7,826	Dycom Industries, Inc.[h]	739,635
22,339	Epiroc ABh	204,516
33,907	Epiroc AB, Class Ah	355,812
2,684	Ferguson plc	217,156
32,976	GWA Group, Ltd.	82,827
12,719	Honeywell International, Inc.	1,832,172
2,200	Huntington Ingalls Industries, Inc.	476,938
4,000	Inaba Denki Sangyo Company, Ltd.	163,221
16,500	Jacobs Engineering Group, Inc.	1,047,585
9,163	Kirby Corporation[h]	766,027
1,797	Loomis AB	62,258
8,557	Masonite International Corporation[h]	614,820
6,000	Mitsuboshi Belting, Ltd.	75,291
5,784	Monadelphous Group, Ltd.	64,334
12,813	National Express Group plc	67,654
10,600	Nitto Kogyo Corporation	211,800
3,190	Nobina ABj	24,325
3,906	Northgate plc	20,970
7,840	Oshkosh Corporation	551,309
30,251	PageGroup plc	224,312
1,274	Rockwool International AS	496,613
13,350	Royal Mail plc	88,816
6,425	Sandvik AB	113,472
2,919	Schindler Holding AG, Participation Certificate	626,718
9,079	Schneider Electric SE	755,072
39	SGS SA	103,631
4,500	ShinMaywa Industries, Ltd.	52,785
28,127	SKF AB	520,695
7,986	Smiths Group plc	178,387
728	Societa Iniziative Autostradali e Servizi SPA	10,921
1,693	Spirax-Sarco Engineering plc	145,181
54,700	Sumitomo Electric Industries, Ltd.	813,533
1,500	Taikisha, Ltd.	45,463
4,200	Toppan Forms Company, Ltd.	42,463
37,000	Toppan Printing Company, Ltd.	289,453
11,581	Transcontinental, Inc.[i]	268,945
16,000	Tsubakimoto Chain Company	126,897
7,230	Vinci SA	694,017
4,197	WABCO Holdings, Inc.[h]	491,133
1,700	Yuasa Trading Company, Ltd.	54,137

	Total	21,647,274

Information Technology (10.0%)
7,600	Akamai Technologies, Inc.[h]	556,548
1,417	Alphabet, Inc., Class Ah	1,600,062
1,620	Alphabet, Inc., Class Ch	1,807,353
6,071	Amadeus IT Holding SA	477,378
18,649	Apple, Inc.	3,452,116
9,240	Autodesk, Inc.[h]	1,211,272
7,612	Belden, Inc.	465,245
11,500	Blackline, Inc.[h]	499,445
5,700	Canon, Inc.	186,912
7,707	Capgemini SA	1,032,815
21,779	Carsales.com, Ltd.	243,443
7,302	CGI Group, Inc.[h]	462,731
26,265	Ciena Corporation[h]	696,285
88,347	Cisco Systems, Inc.	3,801,571
9,900	Dolby Laboratories, Inc.	610,731
5,048	F5 Networks, Inc.[h]	870,528
13,436	Facebook, Inc.[h]	2,610,883
100	Hirose Electric Company, Ltd.	12,367
1,306	Intel Corporation	64,921
2,200	ITOCHU Techno-Solutions Corporation	37,949
19,791	Juniper Networks, Inc.	542,669
57,300	Konica Minolta Holdings, Inc.	531,419
1,230	Kulicke and Soffa Industries, Inc.	29,299
6,400	Kyocera Corporation	359,923

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Information Technology (10.0%) - continued
574	Lam Research Corporation	$99,216
7,250	MasterCard, Inc.	1,424,770
28,216	Microsoft Corporation	2,782,380
5,900	NEC Networks & System Integration Corporation	132,608
7,464	New Relic, Inc.[h]	750,804
1,584	NVIDIA Corporation	375,250
1,869	NXP Semiconductors NVh	204,226
31,996	PayPal Holdings, Inc.[h]	2,664,307
1,367	Red Hat, Inc.[h]	183,684
41,748	RELX NV	887,515
36,244	RELX plc	773,989
2,100	Ryoyo Electro Corporation	33,915
9,220	Salesforce.com, Inc.[h]	1,257,608
3,914	Seagate Technology plc	221,024
30,900	Shinko Electric Industries Company, Ltd.	275,775
3,337	TE Connectivity, Ltd.	300,530
20,830	Twitter, Inc.[h]	909,646
24,475	Visa, Inc.	3,241,714
26,746	Xilinx, Inc.	1,745,444
9,800	Yahoo Japan Corporation	32,466

	Total	40,460,736

Materials (2.5%)
1,620	Ashland Global Holdings, Inc.	126,652
18,632	BASF SE	1,778,772
42,521	BHP Billiton plc	954,274
24,547	BHP Billiton, Ltd.	614,216
4,049	Canfor Corporation[h]	97,448
5,469	Crown Holdings, Inc.[h]	244,792
25,800	Daicel Corporation	285,009
1,559	Eagle Materials, Inc.	163,648
15,007	Evonik Industries AG	513,446
4,685	Ferrexpo plc	11,265
2,710	FMC Corporation	241,759
10,782	Granges AB	140,692
2,700	Hokuetsu Kishu Paper Company, Ltd.	13,884
4,400	JSR Corporation	74,775
5,000	Kaneka Corporation	44,778
21,400	Kuraray Company, Ltd.	294,323
10,600	Kyoei Steel, Ltd.[i]	200,021
6,472	Lundin Mining Corporation	35,987
8,826	Methanex Corporation	623,998
16,545	Mondi plc	446,352
4,998	Navigator Company SA	29,678
3,695	Neenah, Inc.	313,521
7,200	Nippon Kayaku Company, Ltd.	80,433
3,420	Packaging Corporation of America	382,322
776	Rio Tinto plc	42,772
3,408	Rio Tinto, Ltd.	210,564
29,432	Sandfire Resources NL	199,287
500	Sanyo Special Steel Company, Ltd.	11,923
4,200	Sensient Technologies Corporation	300,510
1,500	Taiyo Holdings Company, Ltd.	61,511
6,800	Toagosei Company, Ltd.	78,467
29,829	UPM-Kymmene Oyj	1,062,066
6,145	Valvoline, Inc.	132,548
20,516	Verso Corporation[h]	446,428
1,300	Yamato Kogyo Company, Ltd.	39,216

	Total	10,297,337

Real Estate (6.0%)
1,800	Acadia Realty Trust	49,266
696	Agree Realty Corporation	36,728
1,500	Alexander & Baldwin, Inc.	35,250
7,241	Alexandria Real Estate Equities, Inc.	913,597
1,000	American Assets Trust, Inc.	38,290
2,950	American Campus Communities, Inc.	126,496
9,600	American Tower Corporation	1,384,032
3,450	Apartment Investment & Management Company	145,935
950	Armada Hoffler Properties, Inc.	14,155
2,832	Artis Real Estate Investment Trust	28,241
3,050	AvalonBay Communities, Inc.	524,265
4,885	Boston Properties, Inc.	612,677
9,133	Camden Property Trust	832,290
1,600	CareTrust REIT, Inc.	26,704
3,700	CBL & Associates Properties, Inc.	20,609
1,700	Cedar Realty Trust, Inc.	8,024
1,000	Chatham Lodging Trust	21,220
1,224	Chesapeake Lodging Trust	38,727
300	Community Healthcare Trust, Inc.	8,961
2,550	CoreCivic, Inc.	60,920
750	CoreSite Realty Corporation	83,115
2,200	Corporate Office Properties Trust	63,778
9,142	Cousins Properties, Inc.	88,586
12,845	Crown Castle International Corporation	1,384,948
2,100	CyrusOne, Inc.	122,556
2,100	DCT Industrial Trust, Inc.	140,133
4,314	DiamondRock Hospitality Company	52,976
4,517	Digital Realty Trust, Inc.	504,007
3,400	Douglas Emmett, Inc.	136,612
31,493	Duke Realty Corporation	914,242
1,200	Easterly Government Properties, Inc.	23,712
664	EastGroup Properties, Inc.	63,452
1,600	Education Realty Trust, Inc.	66,400
1,419	EPR Properties	91,937
2,341	Equinix, Inc.	1,006,373
10,873	Equity Residential	692,501
1,435	Essex Property Trust, Inc.	343,065
2,800	Extra Space Storage, Inc.	279,468
1,600	Federal Realty Investment Trust	202,480
2,700	First Industrial Realty Trust, Inc.	90,018
1,300	Four Corners Property Trust, Inc.	32,019
2,300	Franklin Street Properties Corporation	19,688
42,745	General Growth Properties, Inc.	873,280
2,750	GEO Group, Inc.	75,735
700	Getty Realty Corporation	19,719
1,500	Global Net Lease, Inc.	30,645
2,100	Government Properties Income Trust	33,285
37,000	Hang Lung Properties, Ltd.	76,001
10,200	HCP, Inc.	263,364
2,700	Healthcare Realty Trust, Inc.	78,516
800	Hersha Hospitality Trust	17,160
2,300	Highwoods Properties, Inc.	116,679
3,600	Hospitality Properties Trust	102,996
31,871	Host Hotels & Resorts, Inc.	671,522
61,000	Hysan Development Company, Ltd.	340,471
1,900	Independence Realty Trust, Inc.	19,589
6,100	Iron Mountain, Inc.	213,561
2,100	JBG SMITH Properties	76,587
2,100	Kilroy Realty Corporation	158,844
9,274	Kimco Realty Corporation	157,565
1,800	Kite Realty Group Trust	30,744
1,803	Lamar Advertising Company	123,163
2,470	LaSalle Hotel Properties	84,548
4,700	Lexington Realty Trust	41,031
3,200	Liberty Property Trust	141,856

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (49.1%)	Value
Real Estate (6.0%) - continued
1,015	Life Storage, Inc.	$98,770
800	LTC Properties, Inc.	34,192
2,400	Macerich Company	136,392
1,900	Mack-Cali Realty Corporation	38,532
7,900	Medical Properties Trust, Inc.	110,916
2,502	Mid-America Apartment Communities, Inc.	251,876
3,300	National Retail Properties, Inc.	145,068
1,090	National Storage Affiliates Trust	33,594
4,250	Omega Healthcare Investors, Inc.	131,750
1,500	Pennsylvania REIT	16,485
1,270	PotlatchDeltic Corporation	64,580
16,014	Prologis, Inc.	1,051,960
400	PS Business Parks, Inc.	51,400
4,392	Public Storage, Inc.	996,369
2,000	Quality Care Properties, Inc.[h]	43,020
1,700	Ramco-Gershenson Properties Trust	22,457
2,800	Rayonier, Inc. REIT	108,332
6,193	Realty Income Corporation	333,121
3,265	Regency Centers Corporation	202,691
2,450	Retail Opportunity Investments Corporation	46,942
19,000	Road King Infrastructure, Ltd.	33,129
3,846	Sabra Health Care REIT, Inc.	83,574
200	Saul Centers, Inc.	10,716
2,550	SBA Communications Corporation[h]	421,056
5,171	Senior Housing Property Trust	93,543
9,195	Simon Property Group, Inc.	1,564,897
2,000	SL Green Realty Corporation	201,060
2,352	Summit Hotel Properties, Inc.	33,657
15,000	Sun Hung Kai Properties, Ltd.	225,989
6,000	Swire Pacific, Ltd.	63,419
2,052	Tanger Factory Outlet Centers, Inc.	48,202
1,300	Taubman Centers, Inc.	76,388
5,800	UDR, Inc.	217,732
3,600	Uniti Group, Inc.	72,108
200	Universal Health Realty Income Trust	12,796
2,300	Urban Edge Properties	52,601
600	Urstadt Biddle Properties, Inc.	13,578
7,800	Ventas, Inc.	444,210
5,511	Vornado Realty Trust	407,373
4,000	Washington Prime Group, Inc.	32,440
2,600	Weingarten Realty Investors	80,106
8,054	Welltower, Inc.	504,905
16,500	Weyerhaeuser Company	601,590
800	Whitestone REIT	9,984
44,700	Wing Tai Holdings, Ltd.	65,201

	Total	24,364,015

Telecommunications Services (0.9%)
6,048	Freenet AGi	159,919
136,496	KCOM Group plc	174,376
3,000	KDDI Corporation	82,035
100	Nippon Telegraph & Telephone Corporation	4,543
61,500	NTT DOCOMO, Inc.	1,567,166
42,442	Telenor ASA	869,233
19,216	Zayo Group Holdings, Inc.[h]	701,000

	Total	3,558,272

Utilities (1.3%)
1,008	Alpha Natural Resources Holdings, Inc.[h]	29,232
3,794	ANR, Inc.[h]	104,714
26,026	Enagas SA	759,082
15,623	MDU Resources Group, Inc.	448,068
32,000	Osaka Gas Company, Ltd.	662,591
46,302	PG&E Corporation	1,970,613
11,933	PNM Resources, Inc.	464,194
16,400	Tokyo Gas Company, Ltd.	435,457
1,178	Verbund AG	38,014
22,282	Vistra Energy Corporation[h]	527,192

	Total	5,439,157

	Total Common Stock (cost $168,947,861)	199,511,719

Principal Amount	Long-Term Fixed Income (24.3%)
Asset-Backed Securities (2.6%)
	Apidos CLO XVIII
225,000	5.612%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	224,996
	Babson CLO, Ltd.
475,000	4.970%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class D*,b	474,983
	Bellemeade Re, Ltd.
400,000	3.691%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,j	401,130
	BlueMountain CLO, Ltd.
525,000	5.548%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	525,059
	Business Jet Securities, LLC
525,000	4.447%, 6/15/2033, Ser. 2018-2, Class Ae,j	526,641
	CLUB Credit Trust
183,139	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	183,112
	College Ave Student Loans, LLC
300,726	3.741%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1*,b	307,075
	Credit Based Asset Servicing and
238,458	Securitization, LLC 3.454%, 12/25/2036, Ser. 2006-CB2, Class AF2[k]	204,041
	Earnest Student Loan Program, LLC
192,396	2.680%, 7/25/2035, Ser. 2016-C, Class A2[j]	188,177
	First Horizon ABS Trust
21,531	2.251%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,l	21,246
	Foundation Finance Trust
351,780	3.300%, 7/15/2033, Ser. 2017-1A, Class A*	346,180
	GMAC Mortgage Corporation Loan Trust
134,451	2.591%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,l]	141,722
	GSAA Home Equity Trust
76,740	4.560%, 8/25/2034, Ser. 2004-10, Class M2[k]	76,827

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Asset-Backed Securities (2.6%) - continued
	Harley Marine Financing, LLC
$473,812	5.682%, 5/15/2043, Ser. 2018-1A, Class A2*	$480,503
	IndyMac Seconds Asset-Backed Trust
188,106	2.431%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,l	111,719
	J.P. Morgan Mortgage Acquisition Trust
158,715	4.335%, 3/25/2047, Ser. 2007-HE1, Class AF4[k]	114,411
	Lehman XS Trust
138,424	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bk	127,223
	Lendmark Funding Trust
350,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Aj	346,510
	Madison Park Funding XIV, Ltd.
500,000	5.609%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	500,070
	Merrill Lynch Mortgage Investors Trust
332,368	3.989%, 6/25/2035, Ser. 2005-A5, Class M1[b]	323,660
	Oak Hill Advisors Residential Loan Trust
359,164	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,k	355,823
	Octagon Investment Partners XX, Ltd.
350,000	5.905%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	350,112
	Pretium Mortgage Credit Partners, LLC
181,358	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[j,k]	180,674
	Sound Point CLO, Ltd.
400,000	5.059%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DR*,b,e	400,000
	Spirit Master Funding, LLC
696,413	4.360%, 12/20/2047, Ser. 2017-1A, Class A*	697,784
	Structured Asset Mortgage Investments II Trust
323,904	2.785%, (LIBOR 1M + 0.700%), 2/19/2035, Ser. 2004-AR6, Class A1Ab	320,826
	Vantage Data Centers Issuer, LLC
598,000	4.072%, 2/16/2043, Ser. 2018-1A, Class A2[j]	598,093
	Vericrest Opportunity Loan Transferee
179,180	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[j,k]	178,659
193,639	3.250%, 6/25/2047, Ser. 2017-NPL7, Class A1[j,k]	192,559
	Vericrest Opportunity Loan Trust LXV, LLC
448,787	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[j,k]	448,397
	Voya CLO 4, Ltd.
425,000	5.348%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	425,028
	Wachovia Asset Securitization, Inc.
348,170	2.231%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,l	327,636
	Wells Fargo Home Equity Trust
283,603	2.591%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	278,734

	Total	10,379,610

Basic Materials (0.5%)
	Alcoa Nederland Holding BV
90,000	6.750%, 9/30/2024[j]	94,913
	Anglo American Capital plc
86,000	4.125%, 9/27/2022[j]	86,444
	ArcelorMittal SA
170,000	5.500%, 3/1/2021	177,140
119,000	6.125%, 6/1/2025	128,223
	BWAY Holding Company
175,000	5.500%, 4/15/2024[j]	170,625
	CF Industries, Inc.
195,000	3.450%, 6/1/2023[i]	184,517
	Dow Chemical Company
86,000	8.550%, 5/15/2019	90,135
	E.I. du Pont de Nemours and Company
86,000	2.200%, 5/1/2020	84,766
	FMG Resources Property, Ltd.
180,000	5.125%, 5/15/2024[j]	171,225
	Kinross Gold Corporation
44,000	5.125%, 9/1/2021	45,142
	LyondellBasell Industries NV
80,000	5.000%, 4/15/2019	80,791
	Packaging Corporation of America
63,000	2.450%, 12/15/2020	61,638
	Peabody Securities Finance Corporation
170,000	6.375%, 3/31/2025[j]	174,675
	Platform Specialty Products Corporation
120,000	5.875%, 12/1/2025[j]	117,300
	Sherwin-Williams Company
85,000	2.250%, 5/15/2020	83,585
	Syngenta Finance NV
71,000	3.933%, 4/23/2021[j]	70,815
	Trinseo Materials Operating SCA
180,000	5.375%, 9/1/2025[j]	178,425
	United States Steel Corporation
200,000	6.250%, 3/15/2026	197,875
	Xstrata Finance Canada, Ltd.
66,000	4.950%, 11/15/2021[j]	68,501

	Total	2,266,735

Capital Goods (0.8%)
	Ashtead Capital, Inc.
150,000	4.125%, 8/15/2025[j]	139,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Capital Goods (0.8%) - continued
	Bombardier, Inc.
$100,000	7.500%, 3/15/2025[j]	$104,125
	Building Materials Corporation of America
280,000	6.000%, 10/15/2025[j]	280,700
	Caterpillar Financial Services Corporation
65,000	1.850%, 9/4/2020	63,298
	Cemex SAB de CV
300,000	5.700%, 1/11/2025[j]	296,550
	Cintas Corporation No. 2
64,000	2.900%, 4/1/2022	62,570
	CNH Industrial Capital, LLC
64,000	4.875%, 4/1/2021	65,680
	Crown Americas Capital Corporation IV
190,000	4.500%, 1/15/2023	186,200
	General Electric Company
283,000	5.000%, 1/21/2021[b,m]	279,179
	H&E Equipment Services, Inc.
185,000	5.625%, 9/1/2025	181,763
	Lockheed Martin Corporation
65,000	2.500%, 11/23/2020	64,118
	Owens-Brockway Glass Container, Inc.
225,000	5.000%, 1/15/2022[j]	224,156
	Reynolds Group Issuer, Inc.
340,000	5.125%, 7/15/2023[j]	335,750
	Rockwell Collins, Inc.
64,000	1.950%, 7/15/2019	63,377
41,000	2.800%, 3/15/2022	39,941
	Roper Industries, Inc.
71,000	2.050%, 10/1/2018	70,911
	Textron Financial Corporation
500,000	4.078%, (LIBOR 3M + 1.735%), 2/15/2042[b,j]	455,000
	United Rentals North America, Inc.
290,000	5.500%, 7/15/2025	292,175

	Total	3,205,368

Collateralized Mortgage Obligations (3.0%)
	AJAX Mortgage Loan Trust
288,307	3.470%, 4/25/2057, Ser. 2017-A, Class A*,k	286,286
	Alternative Loan Trust 2007-6
194,046	5.750%, 4/25/2047, Ser. 2007-6, Class A4	168,523
	Banc of America Alternative Loan Trust
308,091	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	276,675
	Banc of America Mortgage Securities, Inc.
80,044	3.568%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	77,681
	Bear Stearns ALT-A Trust
123,879	3.866%, 10/25/2033, Ser. 2003-3, Class 5Ab	124,335
	Bear Stearns ARM Trust
120,939	3.648%, 1/25/2034, Ser. 2003-8, Class 5Ab	118,628
	CIM Trust
434,596	5.000%, 9/25/2057, Ser. 2018-R3, Class A1*,b	454,063
	COLT Mortgage Loan Trust
80,438	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	80,169
	Countrywide Alternative Loan Trust
423,777	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	306,468
338,664	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	225,045
	Countrywide Asset-Backed Certificates
163,811	2.591%, (LIBOR 1M + 0.500%), 7/25/2034, Ser. 2004-2, Class 3A4[b]	153,723
	Countrywide Home Loan Mortgage Pass Through Trust
200,122	3.453%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	178,526
294,947	4.056%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	281,715
	Credit Suisse First Boston Mortgage Securities Corporation
162,757	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	160,694
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
230,341	2.999%, 8/25/2035, Ser. 2005-AR1, Class 2A3[b]	191,890
348,179	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	368,877
274,491	2.328%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	252,897
	Federal National Mortgage Association - REMIC
1,747,450	3.000%, 7/25/2027, Ser. 2012-73, Class DIn	155,918
	GMAC Mortgage Corporation Loan Trust
141,217	3.792%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	134,352
	GMACM Mortgage Loan Trust
96,567	3.799%, 11/19/2035, Ser. 2005-AR6, Class 1A1[b]	93,259
	HarborView Mortgage Loan Trust
174,766	4.056%, 7/19/2035, Ser. 2005-4, Class 3A1[b]	153,222
	Impac Secured Assets Trust
476,445	2.331%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	396,519
	IndyMac INDA Mortgage Loan Trust
181,350	3.561%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	179,509
	IndyMac INDX Mortgage Loan Trust
350,152	2.301%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	323,821
	J.P. Morgan Alternative Loan Trust
451,501	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	399,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Collateralized Mortgage Obligations (3.0%) - continued
	J.P. Morgan Mortgage Trust
$229,184	3.610%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	$228,575
	Master Asset Securitization Trust
546,064	2.591%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	265,737
	Merrill Lynch Mortgage Investors Trust
342,139	6.250%, 8/25/2036, Ser. 2006-AF1, Class AF2A	272,098
	MortgageIT Trust
406,752	2.351%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	404,172
486,001	2.291%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	431,638
	New York Mortgage Trust
118,138	3.796%, 5/25/2036, Ser. 2006-1, Class 2A3[b]	114,698
	Preston Ridge Partners Mortgage Trust, LLC
171,091	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,k	171,024
249,801	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,k	248,322
	RCO 2017-INV1 Trust
409,140	3.197%, 11/25/2052, Ser. 2017-INV1, Class A*,b	412,379
	Residential Accredit Loans, Inc. Trust
233,396	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	226,581
338,715	2.641%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	269,077
185,576	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	172,902
	Residential Funding Mortgage Security I Trust
378,095	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	358,664
	Structured Adjustable Rate Mortgage Loan Trust
153,675	3.820%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	142,224
247,724	3.742%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	200,071
	Structured Asset Mortgage Investments, Inc.
609,205	2.401%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	567,183
	Sunset Mortgage Loan Company, LLC
16,351	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,k	16,369
18,325	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,k	18,331
	WaMu Mortgage Pass Through Certificates
42,601	5.000%, 11/25/2018, Ser. 2003-S12, Class 3A	42,679
121,414	2.867%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	114,386
404,231	2.438%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	364,890
151,236	2.288%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Ab	150,848
208,220	2.298%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	191,769
	Wells Fargo Commercial Mortgage Trust
450,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	442,789
	Wells Fargo Mortgage Backed Securities Trust
170,859	3.822%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	173,503
191,708	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	187,510
274,667	4.170%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	273,316
151,530	3.633%, 10/25/2036, Ser. 2006-AR14, Class 2A3[b]	143,738
150,765	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	150,255
134,296	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	133,892

	Total	12,432,115

Communications Services (1.6%)
	Altice US Finance I Corporation
200,000	5.500%, 5/15/2026[j]	193,000
	AMC Networks, Inc.
300,000	5.000%, 4/1/2024	295,500
	America Movil SAB de CV
71,000	5.000%, 10/16/2019	72,616
	American Tower Corporation
65,000	2.800%, 6/1/2020	64,440
	AT&T, Inc.
86,000	5.875%, 10/1/2019	88,963
44,000	5.200%, 3/15/2020	45,452
	British Sky Broadcasting Group plc
102,000	2.625%, 9/16/2019[j]	101,277
	CCOH Safari, LLC
305,000	5.750%, 2/15/2026[j]	299,663
	CenturyLink, Inc.
230,000	6.450%, 6/15/2021	236,479
	Charter Communications Operating, LLC
133,000	3.579%, 7/23/2020	132,980
32,000	4.464%, 7/23/2022	32,357
36,000	4.500%, 2/1/2024	35,951
	Clear Channel Worldwide Holdings, Inc.
290,000	6.500%, 11/15/2022	295,800
	Comcast Corporation
88,000	1.625%, 1/15/2022	82,514
	Crown Castle International Corporation
35,000	3.400%, 2/15/2021	34,957
44,000	3.150%, 7/15/2023	42,082

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Communications Services (1.6%) - continued
	CSC Holdings, LLC
$20,000	5.500%, 4/15/2027[j]	$19,100
	Digicel, Ltd.
257,936	6.000%, 4/15/2021*,i	232,787
	Discovery Communications, LLC
43,000	2.200%, 9/20/2019	42,528
85,000	2.950%, 3/20/2023	81,261
	DISH Network Corporation, Convertible
560,000	3.375%, 8/15/2026	542,414
	GCI Liberty, Inc., Convertible
291,000	1.750%, 9/30/2046[j]	299,423
	IAC FinanceCo, Inc., Convertible
288,000	0.875%, 10/1/2022[j]	335,174
	Level 3 Financing, Inc.
190,000	5.250%, 3/15/2026	180,709
	Liberty Media Corporation, Convertible
399,000	1.000%, 1/30/2023	466,648
	Meredith Corporation
90,000	6.875%, 2/1/2026[j]	88,763
	Moody’s Corporation
44,000	2.750%, 12/15/2021	42,993
	Neptune Finco Corporation
100,000	10.875%, 10/15/2025[j]	115,280
	Netflix, Inc.
200,000	4.875%, 4/15/2028[j]	190,634
	Nexstar Escrow Corporation
154,000	5.625%, 8/1/2024[j]	148,418
	Sprint Corporation
290,000	7.625%, 2/15/2025[i]	297,250
	Time Warner, Inc.
43,000	4.875%, 3/15/2020	44,106
	Twitter, Inc., Convertible
221,000	0.250%, 6/15/2024[j]	228,298
	Verizon Communications, Inc.
102,000	2.946%, 3/15/2022	100,026
81,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	80,908
	Viacom, Inc.
65,000	4.250%, 9/1/2023	64,452
100,000	5.875%, 2/28/2057[b]	94,500
	Windstream Services, LLC
140,000	8.625%, 10/31/2025[j]	133,000
	World Wrestling Entertainment, Inc., Convertible
204,000	3.375%, 12/15/2023[i,j]	600,848

	Total	6,483,551

Consumer Cyclical (1.3%)
	Allison Transmission, Inc.
305,000	5.000%, 10/1/2024[j]	300,044
	American Honda Finance Corporation
66,000	2.000%, 2/14/2020	65,115
	BMW US Capital, LLC
80,000	1.500%, 4/11/2019[j]	79,379
	Brookfield Residential Properties, Inc.
200,000	6.125%, 7/1/2022[j]	200,750
	Caesars Entertainment Corporation, Convertible
81,000	5.000%, 10/1/2024	138,533
	Cinemark USA, Inc.
263,000	4.875%, 6/1/2023	257,707
	CVS Health Corporation
86,000	3.350%, 3/9/2021	85,899
129,000	3.700%, 3/9/2023	127,687
	D.R. Horton, Inc.
60,000	2.550%, 12/1/2020	58,802
	Delphi Jersey Holdings plc
170,000	5.000%, 10/1/2025[j]	162,137
	Ford Motor Credit Company, LLC
86,000	2.262%, 3/28/2019	85,575
87,000	2.597%, 11/4/2019	86,320
64,000	3.336%, 3/18/2021	63,418
	General Motors Financial Company, Inc.
64,000	2.650%, 4/13/2020	63,231
40,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	40,208
64,000	4.375%, 9/25/2021	65,228
43,000	3.150%, 6/30/2022	41,790
	Home Depot, Inc.
65,000	2.625%, 6/1/2022	63,733
	Hyundai Capital America
43,000	2.550%, 4/3/2020[j]	42,256
43,000	2.750%, 9/18/2020[j]	42,284
	Jaguar Land Rover Automotive plc
273,000	5.625%, 2/1/2023[i,j]	276,754
	KB Home
189,000	4.750%, 5/15/2019	189,775
	L Brands, Inc.
245,000	6.694%, 1/15/2027[j]	233,975
	Landry’s, Inc.
160,000	6.750%, 10/15/2024[j]	160,029
	Lennar Corporation
65,000	2.950%, 11/29/2020	63,363
20,000	4.125%, 1/15/2022	19,800
19,000	4.875%, 12/15/2023	18,929
265,000	4.500%, 4/30/2024	255,407
	Live Nation Entertainment, Inc.
110,000	5.375%, 6/15/2022[j]	111,925
100,000	5.625%, 3/15/2026[j]	99,250
	Macy’s Retail Holdings, Inc.
16,000	3.875%, 1/15/2022	15,883
25,000	2.875%, 2/15/2023	23,509
	McDonald’s Corporation
86,000	2.625%, 1/15/2022	84,258
	MGM Resorts International
170,000	6.000%, 3/15/2023	175,100
185,000	5.750%, 6/15/2025	184,769
	Navistar International Corporation
185,000	6.625%, 11/1/2025[j]	190,087
	New Red Finance, Inc.
185,000	4.250%, 5/15/2024[j]	175,750
	Nissan Motor Acceptance Corporation
66,000	2.000%, 3/8/2019[j]	65,645
	Prime Security Services Borrower, LLC
191,000	9.250%, 5/15/2023[j]	203,893

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Consumer Cyclical (1.3%) - continued
	Ralph Lauren Corporation
$60,000	2.625%, 8/18/2020	$59,473
	Six Flags Entertainment Corporation
150,000	4.875%, 7/31/2024[j]	145,755
	Visa, Inc.
65,000	2.200%, 12/14/2020	63,944
	Volkswagen Group of America Finance, LLC
60,000	2.450%, 11/20/2019[j]	59,334
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[j]	301,096

	Total	5,247,799

Consumer Non-Cyclical (1.1%)
	Abbott Laboratories
88,000	2.550%, 3/15/2022	85,150
66,000	3.400%, 11/30/2023	65,093
	AbbVie, Inc.
88,000	2.500%, 5/14/2020	86,909
44,000	2.900%, 11/6/2022	42,684
	Albertsons Companies, LLC
220,000	6.625%, 6/15/2024	207,350
	Amgen, Inc.
84,000	3.875%, 11/15/2021	85,197
85,000	2.650%, 5/11/2022	82,293
	Anheuser-Busch InBev Finance, Inc.
65,000	2.650%, 2/1/2021	64,090
90,000	3.623%, (LIBOR 3M + 1.260%), 2/1/2021[b]	92,659
44,000	3.300%, 2/1/2023	43,618
	Anheuser-Busch InBev Worldwide, Inc.
82,000	3.500%, 1/12/2024	81,575
	BAT Capital Corporation
43,000	2.297%, 8/14/2020[j]	42,071
44,000	2.764%, 8/15/2022[j]	42,179
	Bayer U.S. Finance II, LLC
79,000	3.500%, 6/25/2021[j]	79,151
	Becton, Dickinson and Company
63,000	2.976%, (LIBOR 3M + 0.875%), 12/29/2020[b]	63,112
86,000	3.125%, 11/8/2021	84,745
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	41,672
	Bunge, Ltd. Finance Corporation
65,000	3.500%, 11/24/2020	64,969
	Cardinal Health, Inc.
44,000	1.948%, 6/14/2019	43,635
44,000	2.616%, 6/15/2022	42,153
	CVS Health Corporation
44,000	2.750%, 12/1/2022	42,157
	Energizer Gamma Acquisition, Inc.
200,000	6.375%, 7/15/2026[d,j]	203,375
	Envision Healthcare Corporation
295,000	5.125%, 7/1/2022[j]	297,581
	Express Scripts Holding Company
44,000	4.750%, 11/15/2021	45,391
	Forest Laboratories, LLC
21,000	4.875%, 2/15/2021[j]	21,613
	HCA, Inc.
227,936	4.750%, 5/1/2023	227,366
115,000	4.500%, 2/15/2027	108,244
	J.M. Smucker Company
42,000	2.200%, 12/6/2019	41,550
	JBS USA, LLC
290,000	5.750%, 6/15/2025[j]	269,700
	Kellogg Company
78,000	3.125%, 5/17/2022	76,725
	Kraft Heinz Foods Company
85,000	5.375%, 2/10/2020	87,902
41,000	4.000%, 6/15/2023	40,864
	Kroger Company
43,000	2.800%, 8/1/2022	41,694
	Maple Escrow Subsidiary, Inc.
82,000	3.551%, 5/25/2021[j]	82,066
	Mead Johnson Nutrition Company
65,000	3.000%, 11/15/2020	64,726
	Medtronic Global Holdings SCA
86,000	1.700%, 3/28/2019	85,449
	Mondelez International Holdings Netherlands BV
65,000	2.000%, 10/28/2021[j]	62,008
	Mylan NV
41,000	3.150%, 6/15/2021	40,536
	Mylan, Inc.
37,000	3.125%, 1/15/2023[j]	35,519
	Newell Rubbermaid, Inc.
55,000	3.150%, 4/1/2021	54,486
	Pernod Ricard SA
35,000	5.750%, 4/7/2021[j]	37,119
	Pinnacle Foods, Inc.
200,000	5.875%, 1/15/2024	210,750
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	34,930
	Shire Acquisitions Investments Ireland Designated Activity Company
86,000	2.400%, 9/23/2021	82,326
	Smithfield Foods, Inc.
66,000	2.700%, 1/31/2020[j]	65,051
	Teva Pharmaceutical Finance IV, LLC
21,000	2.250%, 3/18/2020	20,242
	Teva Pharmaceutical Finance Netherlands III BV
65,000	2.200%, 7/21/2021	60,285
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	200,250
	Valeant Pharmaceuticals International, Inc.
227,936	7.250%, 7/15/2022[j]	233,443
	Zimmer Biomet Holdings, Inc.
63,000	3.076%, (LIBOR 3M + 0.750%), 3/19/2021[b]	63,106
	Zoetis, Inc.
65,000	3.450%, 11/13/2020	65,194

	Total	4,441,953

Energy (1.3%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[j]	181,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Energy (1.3%) - continued
	Anadarko Petroleum Corporation
$60,000	8.700%, 3/15/2019	$62,333
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	200,500
	BP Capital Markets plc
44,000	2.315%, 2/13/2020	43,576
172,000	2.520%, 9/19/2022	165,876
	Buckeye Partners, LP
100,000	2.650%, 11/15/2018	99,892
	Canadian Natural Resources, Ltd.
43,000	2.950%, 1/15/2023	41,473
	Canadian Oil Sands, Ltd.
43,000	9.400%, 9/1/2021[j]	49,471
	Cenovus Energy, Inc.
43,000	3.800%, 9/15/2023	41,908
	Cheniere Energy Partners, LP
185,000	5.250%, 10/1/2025[j]	180,458
	Concho Resources, Inc.
75,000	4.375%, 1/15/2025	75,301
	Continental Resources, Inc.
43,000	5.000%, 9/15/2022	43,648
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	204,000
	Diamondback Energy, Inc.
220,000	4.750%, 11/1/2024	214,500
	Enbridge, Inc.
42,000	2.900%, 7/15/2022	40,782
	Encana Corporation
66,000	3.900%, 11/15/2021	66,525
	Energy Transfer Equity, LP
290,000	5.500%, 6/1/2027	290,000
	Energy Transfer Partners, LP
65,000	4.150%, 10/1/2020	65,787
41,000	4.200%, 9/15/2023	40,929
	Enterprise Products Operating, LLC
200,000	5.250%, 8/16/2077[b]	186,000
	EOG Resources, Inc.
65,000	2.625%, 3/15/2023	62,377
	EQT Corporation
88,000	8.125%, 6/1/2019	91,972
42,000	3.000%, 10/1/2022	40,444
	EQT Midstream Partners, LP
56,000	4.750%, 7/15/2023	55,891
	Exxon Mobil Corporation
80,000	1.708%, 3/1/2019	79,598
	Hess Corporation
28,000	3.500%, 7/15/2024	26,449
	Kinder Morgan Energy Partners, LP
43,000	9.000%, 2/1/2019	44,450
88,000	3.450%, 2/15/2023	84,920
	Marathon Oil Corporation
44,000	2.700%, 6/1/2020	43,333
	Marathon Petroleum Corporation
65,000	3.400%, 12/15/2020	65,052
	MEG Energy Corporation
163,000	6.375%, 1/30/2023[j]	152,201
	MPLX, LP
66,000	4.500%, 7/15/2023	67,374
	Nabors Industries, Inc., Convertible
170,000	0.750%, 1/15/2024	133,432
	ONEOK Partners, LP
40,000	3.800%, 3/15/2020	40,201
	Parsley Energy, LLC
80,000	5.625%, 10/15/2027[j]	79,400
	PBF Holding Company, LLC
145,000	7.250%, 6/15/2025	152,431
	Petrobras Global Finance BV
22,000	8.375%, 5/23/2021	23,903
	Petroleos Mexicanos
42,000	6.375%, 2/4/2021	44,205
	Plains All American Pipeline, LP
94,000	5.000%, 2/1/2021	96,555
	Sabine Pass Liquefaction, LLC
43,000	6.250%, 3/15/2022	46,247
43,000	5.625%, 4/15/2023	45,608
300,000	5.625%, 3/1/2025	319,014
	Schlumberger Holdings Corporation
65,000	3.000%, 12/21/2020[j]	64,607
	Southwestern Energy Company
185,000	7.500%, 4/1/2026	191,475
	SRC Energy, Inc.
90,000	6.250%, 12/1/2025[j]	89,888
	Sunoco Logistics Partners Operations, LP
65,000	4.400%, 4/1/2021	66,040
	Sunoco, LP
100,000	5.875%, 3/15/2028[j]	94,283
	Tallgrass Energy Partners, LP
275,000	5.500%, 1/15/2028[j]	271,563
	Weatherford International, Ltd.
100,000	8.250%, 6/15/2023	99,209
	Western Gas Partners, LP
44,000	4.000%, 7/1/2022	43,472
	Whiting Petroleum Corporation, Convertible
182,000	1.250%, 4/1/2020	173,706
	Williams Partners, LP
88,000	4.000%, 11/15/2021	88,762
	WPX Energy, Inc.
130,000	5.750%, 6/1/2026	130,000

	Total	5,402,071

Financials (3.5%)
	ACE INA Holdings, Inc.
65,000	2.875%, 11/3/2022	63,845
	AIG Global Funding
86,000	2.150%, 7/2/2020[j]	84,288
	Air Lease Corporation
32,000	2.625%, 9/4/2018	31,987
83,000	2.500%, 3/1/2021	80,804
	Aircastle, Ltd.
51,000	5.000%, 4/1/2023	51,315
	Ally Financial, Inc.
325,000	4.750%, 9/10/2018	325,609
	American Express Company
40,000	3.375%, 5/17/2021	40,004
	American Express Credit Corporation
43,000	2.684%, (LIBOR 3M + 0.330%), 5/3/2019[b]	43,076
43,000	2.200%, 3/3/2020	42,434
65,000	3.386%, (LIBOR 3M + 1.050%), 9/14/2020[b]	66,084

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Financials (3.5%) - continued
	Ares Capital Corporation
$86,000	3.875%, 1/15/2020	$86,279
	Athene Global Funding
60,000	4.000%, 1/25/2022[j]	60,415
	Australia & New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,j,m]	101,625
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,m]	200,382
	Bank of America Corporation
43,000	2.369%, 7/21/2021[b]	42,151
86,000	2.328%, 10/1/2021[b]	84,070
84,000	2.738%, 1/23/2022[b]	82,544
82,000	3.499%, 5/17/2022[b]	81,951
80,000	3.550%, 3/5/2024[b]	79,155
	Bank of Montreal
55,000	1.500%, 7/18/2019	54,243
66,000	2.100%, 6/15/2020	64,756
	Bank of New York Mellon Corporation
88,000	2.600%, 2/7/2022	86,167
	Bank of Nova Scotia
41,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	40,998
64,000	2.700%, 3/7/2022	62,554
	Barclays plc
62,000	4.338%, 5/16/2024[b]	61,213
	BB&T Corporation
86,000	2.150%, 2/1/2021	83,629
	BNP Paribas SA
300,000	7.625%, 3/30/2021[b,j,m]	313,125
	Capital One Financial Corporation
43,000	2.500%, 5/12/2020	42,389
129,000	3.050%, 3/9/2022	126,396
	CBOE Holdings, Inc.
66,000	1.950%, 6/28/2019	65,372
	Central Fidelity Capital Trust I
135,000	3.348%, (LIBOR 3M + 1.000%), 4/15/2027[b]	128,250
	Citigroup, Inc.
88,000	2.450%, 1/10/2020	87,009
88,000	2.650%, 10/26/2020	86,629
144,000	2.350%, 8/2/2021	139,087
43,000	2.750%, 4/25/2022	41,610
43,000	3.056%, (LIBOR 3M + 0.690%), 10/27/2022[b]	42,885
83,000	3.142%, 1/24/2023[b]	81,293
295,000	6.250%, 8/15/2026[b,m]	306,062
	CNA Financial Corporation
75,000	5.750%, 8/15/2021	79,544
	Commonwealth Bank of Australia
86,000	2.250%, 3/10/2020[j]	84,767
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
86,000	3.950%, 11/9/2022	85,142
	Credit Agricole SA
43,000	3.375%, 1/10/2022[j]	42,089
95,000	8.125%, 12/23/2025[b,j,m]	100,581
	Credit Suisse Group AG
255,000	7.500%, 12/11/2023[b,j,m]	263,287
	Credit Suisse Group Funding Guernsey, Ltd.
132,000	3.800%, 9/15/2022	131,382
	Credit Suisse Group Funding, Ltd.
88,000	3.125%, 12/10/2020	87,290
	DDR Corporation
61,000	4.625%, 7/15/2022	62,539
	Deutsche Bank AG
43,000	2.700%, 7/13/2020	41,818
129,000	4.250%, 10/14/2021	127,083
	Digital Realty Trust, LP
65,000	2.750%, 2/1/2023	61,893
	Discover Bank
28,000	8.700%, 11/18/2019	29,848
82,000	3.100%, 6/4/2020	81,575
	Fifth Third Bancorp
65,000	2.600%, 6/15/2022	62,905
	Goldman Sachs Group, Inc.
86,000	5.375%, 5/10/2020[b,m]	87,290
64,000	2.600%, 12/27/2020	62,874
88,000	5.250%, 7/27/2021	92,475
65,000	3.513%, (LIBOR 3M + 1.170%), 11/15/2021[b]	65,798
88,000	3.000%, 4/26/2022	86,023
59,000	2.876%, 10/31/2022[b]	57,599
43,000	3.368%, (LIBOR 3M + 1.050%), 6/5/2023[b]	43,294
	GS Finance Corporation, Convertible
891,000	0.500%, 6/23/2025[e]	862,034
	Hartford Financial Services Group, Inc.
75,000	4.468%, (LIBOR 3M + 2.125%), 2/12/2047[b,j]	70,875
	HCP, Inc.
88,000	3.750%, 2/1/2019	88,221
	Hospitality Properties Trust
60,000	4.250%, 2/15/2021	60,399
	HSBC Holdings plc
128,000	3.400%, 3/8/2021	127,945
88,000	6.875%, 6/1/2021[b,m]	90,970
125,000	6.375%, 9/17/2024[b,m]	123,649
	Huntington Bancshares, Inc.
80,000	3.150%, 3/14/2021	79,546
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	75,562
90,000	6.375%, 12/15/2025	90,113
	ILFC E-Capital Trust II
445,000	4.820%, (H15T30Y + 1.800%), 12/21/2065[b,j]	411,625
	International Lease Finance Corporation
88,000	4.625%, 4/15/2021	89,928
88,000	5.875%, 8/15/2022	93,298
	J.P. Morgan Chase & Company
65,000	2.980%, (LIBOR 3M + 0.680%), 6/1/2021[b]	65,309
100,000	4.625%, 11/1/2022[b,m]	91,750
164,000	2.972%, 1/15/2023	159,678
64,000	2.776%, 4/25/2023[b]	62,078
89,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	90,604

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Financials (3.5%) - continued
	KeyCorp
$68,000	2.300%, 12/13/2018	$67,920
	Liberty Mutual Group, Inc.
35,000	5.000%, 6/1/2021[j]	36,270
	Lincoln National Corporation
55,000	6.250%, 2/15/2020	57,650
50,000	4.678%, (LIBOR 3M + 2.358%), 5/17/2066[b]	47,592
	Lloyds Banking Group plc
90,000	6.657%, 5/21/2037[b,j,m]	96,100
	Macquarie Bank, Ltd.
200,000	6.125%, 3/8/2027[b,j,m]	179,500
	MGIC Investment Corporation, Convertible
207,000	9.000%, 4/1/2063[j]	281,449
	Mitsubishi UFJ Financial Group, Inc.
44,000	2.998%, 2/22/2022	43,186
83,000	3.455%, 3/2/2023	82,262
	Morgan Stanley
88,000	2.800%, 6/16/2020	87,286
86,000	5.500%, 7/28/2021	90,997
89,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	90,161
43,000	2.750%, 5/19/2022	41,645
75,000	4.875%, 11/1/2022	77,768
84,000	3.125%, 1/23/2023	81,928
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	202,500
	National City Corporation
56,000	6.875%, 5/15/2019	57,915
	New York Life Global Funding
65,000	1.550%, 11/2/2018[j]	64,796
	Nomura Holdings, Inc.
56,000	2.750%, 3/19/2019	55,982
	Park Aerospace Holdings, Ltd.
180,000	5.500%, 2/15/2024[j]	177,712
	PNC Bank NA
86,000	2.450%, 11/5/2020	84,521
	Preferred Term Securities XXIII, Ltd.
458,677	2.541%, (LIBOR 3M + 0.200%), 12/22/2036*,b	421,081
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[j]	288,740
	Realty Income Corporation
64,000	5.750%, 1/15/2021	67,390
	Regions Financial Corporation
55,000	3.200%, 2/8/2021	54,746
	Reinsurance Group of America, Inc.
64,000	4.700%, 9/15/2023	66,142
	Royal Bank of Canada
87,000	2.125%, 3/2/2020	85,679
	Royal Bank of Scotland Group plc
290,000	7.500%, 8/10/2020[b,m]	295,655
63,000	8.625%, 8/15/2021[b,m]	66,953
320,000	7.648%, 9/30/2031[b,m]	400,800
	Santander UK Group Holdings plc
86,000	2.875%, 8/5/2021	83,308
	Simon Property Group, LP
65,000	2.500%, 9/1/2020	64,072
90,000	2.500%, 7/15/2021	87,853
	Societe Generale SA
300,000	8.000%, 9/29/2025[b,j,m]	312,000
	Standard Chartered plc
13,000	2.100%, 8/19/2019[j]	12,823
	State Street Capital Trust IV
516,000	3.341%, (LIBOR 3M + 1.000%), 6/15/2047[b]	456,660
	State Street Corporation
65,000	3.226%, (LIBOR 3M + 0.900%), 8/18/2020[b]	65,976
	Sumitomo Mitsui Financial Group, Inc.
86,000	2.934%, 3/9/2021	85,015
43,000	2.784%, 7/12/2022	41,615
	SunTrust Banks, Inc.
55,000	2.900%, 3/3/2021	54,323
	Synchrony Financial
43,000	3.000%, 8/15/2019	42,915
30,000	3.584%, (LIBOR 3M + 1.230%), 2/3/2020[b]	30,281
	Toronto-Dominion Bank
65,000	3.266%, (LIBOR 3M + 0.930%), 12/14/2020[b]	66,038
51,000	2.550%, 1/25/2021	50,214
	UBS Group Funding Jersey, Ltd.
86,000	3.000%, 4/15/2021[j]	84,679
	UnitedHealth Group, Inc.
65,000	3.350%, 7/15/2022	65,074
	USB Realty Corporation
215,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,j,m]	194,844
	Vantiv, LLC
200,000	4.375%, 11/15/2025[j]	190,844
	Ventas Realty, LP
41,000	3.100%, 1/15/2023	39,765
	Wachovia Capital Trust II
50,000	2.848%, (LIBOR 3M + 0.500%), 1/15/2027[b]	47,000
	Wells Fargo & Company
50,000	2.100%, 7/26/2021	48,048
43,000	2.625%, 7/22/2022	41,420
89,000	3.469%, (LIBOR 3M + 1.110%), 1/24/2023[b]	90,345
60,000	3.589%, (LIBOR 3M + 1.230%), 10/31/2023[b]	61,215
	Welltower, Inc.
64,000	4.950%, 1/15/2021	65,891

	Total	14,266,909

Mortgage-Backed Securities (6.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,954	9.000%, 11/1/2024	6,411
381	9.000%, 4/1/2025	416
2,739	8.000%, 6/1/2027	3,086
649	8.500%, 7/1/2027	673
2,089	8.000%, 10/1/2027	2,290
1,261	8.000%, 8/1/2030	1,437
2,830,000	4.000%, 7/1/2048[d]	2,883,508

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Mortgage-Backed Securities (6.4%) - continued
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$1,180,000	3.500%, 7/1/2033[d]	$1,193,932
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
102	10.500%, 8/1/2020	103
500	8.500%, 11/1/2025	536
479	8.000%, 11/1/2026	524
5,790	8.000%, 9/1/2027	6,265
3,706	8.500%, 4/1/2030	4,413
250,000	4.500%, 8/1/2047[d]	259,829
2,000,000	3.000%, 7/1/2048[d]	1,936,875
7,675,000	3.500%, 7/1/2048[d]	7,636,570
5,385,000	4.000%, 7/1/2048[d]	5,489,545
5,650,000	4.500%, 7/1/2048[d]	5,882,731
	Government National Mortgage Association 30-Yr. Pass Through
1,089	9.500%, 1/15/2025	1,115
4,175	8.500%, 6/15/2026	4,222
1,241	8.500%, 7/15/2026	1,343
3,931	8.000%, 9/15/2026	4,254
1,063	7.500%, 10/15/2026	1,089
770	9.000%, 12/15/2026	873
5,110	7.500%, 4/15/2027	5,477
1,346	8.000%, 6/20/2027	1,503
6,428	7.500%, 7/15/2028	6,442
14,287	6.000%, 12/15/2028	15,617
21,534	6.000%, 6/15/2029	23,538
8,192	8.000%, 5/15/2030	8,258
	Radnor RE, Ltd.
525,000	4.791%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2*,b	526,020

	Total	25,908,895

Technology (1.4%)
	Alliance Data Systems Corporation
195,000	5.375%, 8/1/2022[j]	195,951
	Apple, Inc.
86,000	2.850%, 5/6/2021	85,787
85,000	2.706%, (LIBOR 3M + 0.350%), 5/11/2022[b]	85,817
86,000	2.400%, 1/13/2023	82,948
	Baidu, Inc.
43,000	3.000%, 6/30/2020	42,630
	Broadcom Corporation
86,000	2.650%, 1/15/2023	80,963
85,000	3.625%, 1/15/2024	82,249
	Carbonite, Inc., Convertible
162,000	2.500%, 4/1/2022	240,165
	Citrix Systems, Inc., Convertible
195,000	0.500%, 4/15/2019	283,139
	Cypress Semiconductor Corporation, Convertible
44,000	4.500%, 1/15/2022	58,329
	Diamond 1 Finance Corporation
55,000	3.480%, 6/1/2019[j]	55,139
88,000	5.450%, 6/15/2023[j]	92,034
	Equinix, Inc.
200,000	5.750%, 1/1/2025	201,440
	Fidelity National Information Services, Inc.
37,000	3.625%, 10/15/2020	37,239
	FireEye, Inc., Convertible
161,000	0.875%, 6/1/2024[j]	151,699
	Harland Clarke Holdings Corporation
175,000	8.375%, 8/15/2022[j]	171,500
	Hewlett Packard Enterprise Company
111,000	3.600%, 10/15/2020	111,531
	Intel Corporation
65,000	3.100%, 7/29/2022	64,977
	Intel Corporation, Convertible
209,000	3.250%, 8/1/2039	500,236
	Iron Mountain, Inc.
122,936	6.000%, 8/15/2023	125,702
	Marvell Technology Group, Ltd.
41,000	4.200%, 6/22/2023	40,945
	Microchip Technology, Inc., Convertible
119,000	1.625%, 2/15/2027	138,368
	Micron Technology, Inc., Convertible
110,000	2.375%, 5/1/2032	598,730
195,000	3.000%, 11/15/2043	351,168
	Microsoft Corporation
88,000	2.400%, 2/6/2022	86,177
	NetApp, Inc.
65,000	2.000%, 9/27/2019	64,091
	NXP BV
235,000	3.875%, 9/1/2022[j]	230,888
	ON Semiconductor Corporation, Convertible
183,000	1.625%, 10/15/2023	231,594
	Oracle Corporation
65,000	2.500%, 5/15/2022	63,274
	Red Hat, Inc., Convertible
40,000	0.250%, 10/1/2019	72,880
	Seagate HDD Cayman
95,000	4.750%, 1/1/2025	91,085
	Sensata Technologies BV
280,000	4.875%, 10/15/2023[j]	281,400
	Texas Instruments, Inc.
65,000	1.750%, 5/1/2020	63,668
	Vishay Intertechnology, Inc., Convertible
268,000	2.250%, 6/15/2025[j]	262,925
	VMware, Inc.
42,000	2.300%, 8/21/2020	41,093
	Western Digital Corporation, Convertible
104,000	1.500%, 2/1/2024[j]	105,146
	Zendesk, Inc., Convertible
260,000	0.250%, 3/15/2023[j]	280,846

	Total	5,753,753

Transportation (0.2%)
	Air Canada Pass Through Trust
20,408	3.875%, 3/15/2023[j]	19,898
	American Airlines Pass Through Trust
39,082	4.950%, 1/15/2023	40,279
	Avis Budget Car Rental, LLC
90,000	5.125%, 6/1/2022[j]	88,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.3%)	Value
Transportation (0.2%) - continued
	Delta Air Lines, Inc.
$64,000	2.875%, 3/13/2020	$63,576
41,367	4.950%, 11/23/2020	41,752
	J.B. Hunt Transport Services, Inc.
65,000	3.300%, 8/15/2022	64,470
	Union Pacific Corporation
62,000	3.750%, 7/15/2025	62,119
	United Airlines Pass Through Trust
65,000	3.700%, 12/1/2022	63,991
	United Continental Holdings, Inc.
185,000	4.250%, 10/1/2022	178,525
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[j]	205,000

	Total	827,810

Utilities (0.6%)
	Alabama Power Company
44,000	2.450%, 3/30/2022	42,775
	Ameren Corporation
65,000	2.700%, 11/15/2020	64,197
	Arizona Public Service Company
40,000	2.200%, 1/15/2020	39,496
	Berkshire Hathaway Energy Company
96,000	2.400%, 2/1/2020	95,215
	Calpine Corporation
95,000	5.375%, 1/15/2023	90,369
	CenterPoint Energy, Inc.
43,000	2.500%, 9/1/2022	41,248
	Consolidated Edison, Inc.
44,000	2.000%, 3/15/2020	43,189
	Dominion Energy, Inc.
86,000	2.579%, 7/1/2020	84,718
	DTE Energy Company
96,000	2.400%, 12/1/2019	94,873
	Duke Energy Corporation
86,000	2.400%, 8/15/2022	82,689
	Dynegy, Inc.
160,000	7.375%, 11/1/2022	167,200
	Edison International
43,000	2.125%, 4/15/2020	42,159
	Emera U.S. Finance, LP
25,000	2.150%, 6/15/2019	24,739
	Eversource Energy
43,000	2.500%, 3/15/2021	42,119
	Exelon Generation Company, LLC
52,000	5.200%, 10/1/2019	53,220
65,000	2.950%, 1/15/2020	64,731
	FirstEnergy Corporation
66,000	2.850%, 7/15/2022	63,943
	Fortis, Inc.
60,000	2.100%, 10/4/2021	57,249
	NextEra Energy Capital Holdings, Inc.
55,000	2.300%, 4/1/2019	54,766
	NiSource, Inc.
56,000	3.650%, 6/15/2023[j]	55,923
250,000	5.650%, 6/15/2023[b,j,m]	248,125
	Pinnacle West Capital Corporation
42,000	2.250%, 11/30/2020	40,987
	PPL Capital Funding, Inc.
60,000	3.500%, 12/1/2022	59,683
	PSEG Power, LLC
55,000	3.000%, 6/15/2021	54,382
	Sempra Energy
25,000	2.400%, 3/15/2020	24,652
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,324
	Southern Company
50,000	1.850%, 7/1/2019	49,503
43,000	2.350%, 7/1/2021	41,649
	TerraForm Power Operating, LLC
190,000	5.000%, 1/31/2028[j]	180,025
	TransCanada Trust
255,000	5.875%, 8/15/2076[b]	252,450

	Total	2,275,598

	Total Long-Term Fixed Income (cost $97,901,161)	98,892,167

Shares	Registered Investment Companies (7.9%)
Affiliated Fixed Income Holdings (6.3%)
2,783,516	Thrivent Core Emerging Markets Debt Fund	25,497,005

	Total	25,497,005

Equity Funds/Exchange Traded Funds (1.0%)
13,850	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	174,787
3,498	Altaba, Inc.[h]	256,089
16,578	BlackRock Resources & Commodities Strategy Trust	154,010
6,800	Invesco Zacks Multi-Asset Income ETF	149,192
51,333	Materials Select Sector SPDR Fund	2,980,907
9,731	SPDR S&P Homebuilders ETF	384,861

	Total	4,099,846

Fixed Income Funds/Exchange Traded Funds (0.6%)
82,771	Aberdeen Asia-Pacific Income Fund, Inc.	357,571
35,000	Invesco Senior Loan ETF	801,500
79,271	MFS Intermediate Income Trust	305,986
63,832	Templeton Global Income Fund	391,929
31,846	Western Asset Emerging Markets Debt Fund, Inc.	422,596
49,960	Western Asset High Income Opportunity Fund, Inc.	240,807

	Total	2,520,389

	Total Registered Investment Companies (cost $33,636,363)	32,117,240

	Preferred Stock (0.7%)
Consumer Staples (0.1%)
12,800	CHS, Inc., 7.100%[b,m]	349,184

	Total	349,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Preferred Stock (0.7%)	Value
Energy (0.1%)
19,408	Crestwood Equity Partners, LP, 9.250%[h,m]	$190,198
11,950	NuStar Logistics, LP, 9.082%[b]	303,052

	Total	493,250

Financials (0.5%)
3,174	Agribank FCB, 6.875%[b,m]	339,618
2,485	CoBank ACB, 6.250%[b,m]	258,440
6,957	Federal National Mortgage Association, 0.000%[h,m]	43,968
380	First Tennessee Bank NA, 3.750%[b,j,m]	298,300
8,400	GMAC Capital Trust I, 8.128%[b]	220,920
5,800	Morgan Stanley, 7.125%[b,m]	163,676
4,160	U.S. Bancorp, 6.500%[b,m]	115,232
420	Wells Fargo & Company, Convertible, 7.500%[m]	528,973

	Total	1,969,127

Real Estate (<0.1%)
2,906	Colony Capital, Inc., 8.75%[m]	75,382

	Total	75,382

	Total Preferred Stock (cost $2,786,573)	2,886,943

	Collateral Held for Securities Loaned (0.8%)
3,133,466	Thrivent Cash Management Trust	3,133,466

	Total Collateral Held for Securities Loaned (cost $3,133,466)	3,133,466

Shares or Principal Amount	Short-Term Investments (9.1%)
	Federal Home Loan Bank Discount Notes
200,000	1.715%, 7/5/2018[o,p]	199,969
300,000	1.875%, 7/27/2018[o,p]	299,610
200,000	1.905%, 8/23/2018[o,p]	199,446
3,626,062	Thrivent Core Short-Term Reserve Fund 2.290%	36,260,623

	Total Short-Term Investments (cost $36,959,582)	36,959,648

	Total Investments (cost $409,982,856) 108.1%	$439,158,033

	Other Assets and Liabilities, Net (8.1%)	(32,809,715)

	Total Net Assets 100.0%	$406,348,318

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	Non-income producing security.
i	All or a portion of the security is on loan.
j

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $21,134,454 or 5.2% of total net assets.

k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
l	All or a portion of the security is insured or guaranteed.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
n

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Portfolio as of June 29, 2018 was $8,465,192 or 2.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$288,275
Apidos CLO XVIII, 7/22/2026	4/4/2017	225,000
Babson CLO, Ltd., 7/20/2029	5/18/2018	475,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	525,123
CIM Trust, 9/25/2057	4/23/2018	450,958
CLUB Credit Trust, 4/17/2023	6/14/2017	183,139
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	300,726
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	80,886
Digicel, Ltd., 4/15/2021	8/19/2013	254,305

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Security	Acquisition Date	Cost
Foundation Finance Trust, 7/15/2033	12/6/2017	$351,729
Harley Marine Financing, LLC, 5/15/2043	5/9/2018	473,807
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	500,000
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	359,164
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	350,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	458,676
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	249,777
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	171,091
Radnor RE, Ltd., 3/25/2028	3/13/2018	525,000
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	409,134
Sound Point CLO, Ltd., 1/20/2028	6/5/2018	400,000
Spirit Master Funding, LLC, 12/20/2047	1/23/2018	699,790
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	18,325
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	16,351
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	425,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	348,170

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of June 29, 2018:

Securities Lending Transactions

Taxable Debt Security	$1,509,053
Common Stock	1,510,600

Total lending	$3,019,653
Gross amount payable upon return of collateral for securities loaned	$3,133,466

Net amounts due to counterparty	$113,813

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (13.2%)[a]	Value
Basic Materials (0.7%)
	Big River Steel, LLC, Term Loan
$560,762	7.334%, (LIBOR 3M + 5.000%), 8/15/2023[b]	$567,424
	Chemours Company, Term Loan
443,888	3.850%, (LIBOR 1M + 1.750%), 3/26/2025[b,c]	437,784
	CONSOL Mining Corporation, Term Loan
547,250	8.320%, (LIBOR 3M + 6.000%), 10/30/2022[b]	560,477
	Contura Energy, Inc., Term Loan
939,880	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	939,880
	Coronado Australian Holdings Property, Ltd., Term Loan
130,714	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	131,531
478,087	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	481,076
	Peabody Energy Corporation, Term Loan
628,425	4.844%, (LIBOR 1M + 2.750%), 4/11/2025[b]	623,328
	Tronox Finance, LLC, Term Loan
379,026	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	378,647
874,674	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	873,800

	Total	4,993,947

Capital Goods (0.7%)
	Advanced Disposal Services, Inc., Term Loan
508,010	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[b]	506,359
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,437,973	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,427,188
	GFL Environmental, Inc., Term Loan
38,122	0.000%, (LIBOR 3M + 2.750%), 5/31/2025[b,c,d,e]	37,836
306,878	5.084%, (LIBOR 3M + 2.750%), 5/31/2025[b,c]	304,577
	Navistar, Inc., Term Loan
1,022,438	5.530%, (LIBOR 1M + 3.500%), 11/3/2024[b]	1,021,804
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,672,381	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[b]	1,666,109

	Total	4,963,873

Communications Services (3.7%)
	Altice Financing SA, Term Loan
613,800	4.344%, (LIBOR 3M + 2.750%), 7/14/2025[b]	608,816
490,050	5.098%, (LIBOR 3M + 2.750%), 7/15/2025[b]	481,803
	CenturyLink, Inc., Term Loan
1,671,600	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,636,079
	Charter Communications Operating, LLC, Term Loan
1,009,925	4.100%, (LIBOR 1M + 2.000%), 4/13/2025[b]	1,007,713
	CSC Holdings, LLC, Term Loan
816,750	4.323%, (LIBOR 1M + 2.250%), 7/17/2025[b]	810,624
	Frontier Communications Corporation, Term Loan
1,034,550	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	1,021,297
	Gray Television, Inc., Term Loan
492,500	4.251%, (LIBOR 1M + 2.250%), 2/7/2024[b]	490,407
	Hargray Merger Subsidiary Corporation, Term Loan
853,416	5.094%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	850,215
	Intelsat Jackson Holdings SA, Term Loan
810,000	5.853%, (LIBOR 1M + 3.750%), 11/27/2023[b]	807,335
	Level 3 Financing, Inc., Term Loan
1,600,000	4.334%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,594,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,235,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	1,193,628
245,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b]	225,706
	Mediacom Illinois, LLC, Term Loan
463,837	3.740%, (LIBOR 1W + 1.750%), 2/15/2024[b]	461,903
	NEP/NCP Holdco, Inc., Term Loan
1,284,193	0.000%, (LIBOR 3M + 3.250%), 7/21/2022[b]	1,277,233
	Radiate Holdco, LLC, Term Loan
2,109,320	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[b]	2,077,343
	Sable International Finance, Ltd., Term Loan
2,345,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[b]	2,343,382
	SBA Senior Finance II, LLC, Term Loan
665,000	4.100%, (LIBOR 1M + 2.000%), 4/6/2025[b]	660,013
	SFR Group SA, Term Loan
445,500	4.844%, (LIBOR 1M + 2.750%), 6/22/2025[b]	435,556
	Sinclair Television Group, Inc., Term Loan
1,760,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	1,752,309
	Sprint Communications, Inc., Term Loan
1,797,250	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,787,509
	Syniverse Holdings, Inc., Term Loan
279,300	7.046%, (LIBOR 1M + 5.000%), 2/9/2023[b]	278,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (13.2%)[a]	Value
Communications Services (3.7%) - continued
	Unitymedia Finance, LLC, Term Loan
$960,000	4.323%, (LIBOR 1M + 2.250%), 1/20/2026[b]	$951,773
	Univision Communications, Inc., Term Loan
861,239	4.844%, (LIBOR 1M + 2.750%), 3/15/2024[b]	831,457
	Virgin Media Bristol, LLC, Term Loan
1,275,000	4.573%, (LIBOR 1M + 2.500%), 1/31/2026[b]	1,264,647
	WideOpenWest Finance, LLC, Term Loan
767,202	5.335%, (LIBOR 1M + 3.250%), 8/6/2023[b]	730,760
	Windstream Services, LLC, Term Loan
540,000	0.000%, (LIBOR 3M + 4.000%), 3/30/2021[b,d,e]	511,844

	Total	26,092,071

Consumer Cyclical (2.0%)
	Boyd Gaming Corporation, Term Loan
380,376	4.488%, (LIBOR 1W + 2.500%), 9/15/2023[b]	380,901
	Cengage Learning Acquisitions, Term Loan
1,161,734	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,064,439
	Eldorado Resorts, Inc., Term Loan
277,128	4.375%, (LIBOR 1M + 2.250%), 4/17/2024[b]	275,917
	Four Seasons Hotels, Ltd., Term Loan
781,035	4.094%, (LIBOR 1M + 2.000%), 11/30/2023[b]	774,693
	Golden Entertainment, Inc., Term Loan
1,417,875	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[b]	1,413,451
225,000	9.100%, (LIBOR 1M + 7.000%), 8/15/2025[b]	227,531
	Golden Nugget, Inc., Term Loan
1,133,455	4.823%, (LIBOR 1M + 2.750%), 10/4/2023[b]	1,131,256
	KAR Auction Services, Inc., Term Loan
331,811	4.625%, (LIBOR 1M + 2.500%), 3/9/2023[b]	329,946
	Men’s Warehouse, Inc., Term Loan
428,925	5.482%, (LIBOR 1M + 3.500%), 3/28/2025[b]	430,714
	Mohegan Tribal Gaming Authority, Term Loan
1,176,197	6.094%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,107,389
	Neiman Marcus Group, LLC, Term Loan
438,854	5.263%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	388,276
	Scientific Games International, Inc., Term Loan
2,194,500	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[b]	2,178,041
	Seminole Hard Rock Entertainment, Inc., Term Loan
303,568	5.058%, (LIBOR 3M + 2.750%), 5/14/2020[b]	304,199
	Stars Group Holdings BV, Term Loan
1,868,672	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[b]	1,864,935
1,445,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[b,d,e]	1,445,000
	Tenneco, Inc.,Term Loan
460,000	0.000%, (LIBOR 3M + 2.750%), 6/18/2025[b,d,e]	455,115
	Wyndham Hotels & Resorts, Inc., Term Loan
535,000	3.726%, (LIBOR 1M + 1.750%), 3/29/2025[b]	533,663

	Total	14,305,466

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
2,228,800	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[b]	2,162,404
243,775	6.335%, (LIBOR 1M + 4.250%), 9/26/2024[b]	240,016
	Albertson’s, LLC, Term Loan
800,169	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[b]	791,808
704,649	5.337%, (LIBOR 3M + 3.000%), 12/21/2022[b]	697,736
954,838	5.319%, (LIBOR 3M + 3.000%), 6/22/2023[b]	943,829
	Anmeal Pharmaceuticals LLC, Term Loan
879,797	5.625%, (LIBOR 1M + 3.500%), 3/23/2025[b]	877,324
	Burlington Coat Factory Warehouse Corporation, Term Loan
847,801	4.600%, (LIBOR 1M + 2.500%), 11/9/2024[b]	848,861
	CHS/Community Health Systems, Inc., Term Loan
91,436	5.307%, (LIBOR 3M + 3.000%), 12/31/2019[b]	91,251
805,007	5.557%, (LIBOR 3M + 3.250%), 1/27/2021[b]	784,986
	Endo Luxembourg Finance Company I SARL., Term Loan
1,349,783	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	1,346,408
	Grifols Worldwide Operations USA, Inc., Term Loan
750,500	4.238%, (LIBOR 1W + 2.250%), 1/23/2025[b]	750,500
	JBS USA LUX SA, Term Loan
1,698,500	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	1,684,063
	Libbey Glass, Inc., Term Loan
267,246	5.046%, (LIBOR 1M + 3.000%), 4/9/2021[b]	262,903
	McGraw-Hill Global Education Holdings, LLC, Term Loan
979,920	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	957,059

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (13.2%)[a]	Value
Consumer Non-Cyclical (2.4%) - continued
	MPH Acquisition Holdings, LLC, Term Loan
$779,589	5.084%, (LIBOR 3M + 2.750%), 6/7/2023[b]	$774,592
	Ortho-Clinical Diagnostics, Term Loan
980,000	5.336%, (LIBOR 3M + 3.250%), 6/2/2025[b]	975,717
	Revlon Consumer Products Corporation, Term Loan
701,080	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	539,832
	Valeant Pharmaceuticals International, Inc., Term Loan
1,745,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	1,737,915

	Total	16,467,204

Energy (0.6%)
	Calpine Corporation, Term Loan
798,824	4.840%, (LIBOR 3M + 2.500%), 1/15/2024[b]	796,906
	Consolidated Energy Finance SA, Term Loan
470,000	4.525%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	466,475
	Houston Fuel Oil Terminal Company, LLC, Term Loan
1,380,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[b,d,e]	1,374,825
	McDermott Technology (Americas), Inc., Term Loan
1,286,775	7.094%, (LIBOR 1M + 5.000%), 4/4/2025[b]	1,291,601
	MEG Energy Corporation, Term Loan
91,875	5.600%, (LIBOR 1M + 3.500%), 12/31/2023[b]	91,806
	Pacific Drilling SA, Term Loan
574,500	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	194,853

	Total	4,216,466

Financials (1.4%)
	ASP AMC Merger Sub, Inc., Term Loan
1,450,574	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[b]	1,388,475
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,460,000	4.088%, (LIBOR 1M + 2.000%), 1/15/2025[b]	1,441,137
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
1,320,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,d,e]	1,295,250
	Cyxtera DC Holdings, Inc., Term Loan
217,800	5.360%, (LIBOR 3M + 3.000%), 5/1/2024[b]	217,364
135,000	9.610%, (LIBOR 3M + 7.250%), 5/1/2025[b]	134,494
	Digicel International Finance, Ltd., Term Loan
1,323,335	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	1,262,131
	DJO Finance, LLC, Term Loan
181,750	5.451%, (LIBOR 3M + 3.250%), 6/7/2020[b]	180,728
	Genworth Holdings, Inc., Term Loan
240,000	6.546%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	244,200
	Ineos US Finance, LLC, Term Loan
1,746,225	4.094%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,734,578
	MoneyGram International, Inc., Term Loan
817,446	5.344%, (LIBOR 3M + 3.250%), 3/28/2020[b]	788,835
	TransUnion, LLC, Term Loan
843,625	4.094%, (LIBOR 1M + 2.000%), 4/9/2023[b]	840,698

	Total	9,527,890

Technology (1.1%)
	First Data Corporation, Term Loan
2,150,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[b]	2,135,788
	Harland Clarke Holdings Corporation, Term Loan
1,215,130	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[b]	1,180,705
	Micron Technology, Inc., Term Loan
543,613	3.850%, (LIBOR 1M + 1.750%), 4/26/2022[b]	544,429
	Plantronics, Inc., Term Loan
450,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,d,e]	448,596
	Rackspace Hosting, Inc., Term Loan
1,178,621	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[b]	1,161,920
	SS&C Technologies Holdings Europe SARL, Term Loan
332,769	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	332,583
	SS&C Technologies, Inc., Term Loan
891,005	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	890,506
	TNS, Inc., Term Loan
767,703	6.100%, (LIBOR 1M + 4.000%), 8/14/2022[b,c]	760,026

	Total	7,454,553

Transportation (0.3%)
	Arctic LNG Carriers, Ltd., Term Loan
1,628,550	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[b]	1,630,586
	OSG Bulk Ships, Inc., Term Loan
190,068	6.770%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	188,167

	Total	1,818,753

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (13.2%)[a]	Value
Utilities (0.3%)
	EnergySolutions, LLC, Term Loan
$435,000	6.084%, (LIBOR 3M + 3.750%), 5/7/2025[b,c]	$435,544
	HD Supply Waterworks, Term Loan
641,775	5.253%, (LIBOR 3M + 3.000%), 7/21/2024[b,c]	640,973
	Talen Energy Supply, LLC, Term Loan
528,041	6.094%, (LIBOR 1M + 4.000%), 7/6/2023[b]	529,165
	TerraForm Power Operating LLC, Term Loan
398,997	4.094%, (LIBOR 1M + 2.000%), 11/8/2022[b]	398,331

	Total	2,004,013

	Total Bank Loans (cost $92,995,444)	91,844,236

	Long-Term Fixed Income (46.1%)
Asset-Backed Securities (4.5%)
	Apidos CLO XVIII
650,000	5.612%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	649,988
	Babson CLO, Ltd.
1,400,000	4.970%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class D*,b	1,399,950
	Bellemeade Re, Ltd.
1,200,000	3.691%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,h	1,203,390
	BlueMountain CLO, Ltd.
1,400,000	5.548%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	1,400,158
	Business Jet Securities, LLC
1,850,000	4.447%, 6/15/2033, Ser. 2018-2, Class Ac,h	1,855,781
	CLUB Credit Trust
503,633	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	503,559
	Foundation Finance Trust
957,623	3.300%, 7/15/2033, Ser. 2017-1A, Class A*	942,379
	GSAA Home Equity Trust
833,040	2.361%, (LIBOR 1M + 0.270%), 7/25/2037, Ser. 2007-7, Class A4[b]	794,224
	Harley Marine Financing, LLC
1,346,625	5.682%, 5/15/2043, Ser. 2018-1A, Class A2*	1,365,639
	J.P. Morgan Mortgage Acquisition Trust
1,190,359	4.335%, 3/25/2047, Ser. 2007-HE1, Class AF4[i]	858,079
	Lehman XS Trust
830,547	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bi	763,341
	Lendmark Funding Trust
1,600,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ah	1,584,047
	Madison Park Funding XIV, Ltd.
1,450,000	5.609%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	1,450,203
	Merrill Lynch Mortgage Investors Trust
936,674	3.989%, 6/25/2035, Ser. 2005-A5, Class M1[b]	912,132
	Neuberger Berman CLO XIV, Ltd.
937,500	6.009%, (LIBOR 3M + 3.650%), 1/28/2030, Ser. 2013-14A, Class DR*,b	942,455
	Neuberger Berman CLO, Ltd.
475,000	6.012%, (LIBOR 3M + 3.650%), 4/22/2029, Ser. 2014-17A, Class DR*,b	477,456
	Oak Hill Advisors Residential Loan Trust
1,077,491	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,i	1,067,470
	Octagon Investment Partners XX, Ltd.
975,000	5.905%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	975,311
	Preston Ridge Partners Mortgage Trust, LLC
1,452,773	3.750%, 4/25/2023, Ser. 2018-1A, Class A1*,b	1,448,133
	Pretium Mortgage Credit Partners, LLC
906,792	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[h,i]	903,371
1,547,558	3.700%, 3/27/2033, Ser. 2018-NPL2, Class A1[h,i]	1,542,677
	Renaissance Home Equity Loan Trust
308,577	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[i]	221,343
870,485	5.797%, 8/25/2036, Ser. 2006-2, Class AF3[i]	546,152
	SoFi Consumer Loan Program, LLC
147,773	3.280%, 1/26/2026, Ser. 2017-1, Class Ah	147,652
	Sound Point CLO, Ltd.
1,150,000	5.059%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DR*,b,c	1,150,000
	Spirit Master Funding, LLC
1,890,263	4.360%, 12/20/2047, Ser. 2017-1A, Class A*	1,893,986
	Vericrest Opportunity Loan Transferee
178,976	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[h,i]	178,957
517,632	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[h,i]	516,126
719,230	3.250%, 6/25/2047, Ser. 2017-NPL7, Class A1[h,i]	715,217
	Vericrest Opportunity Loan Trust LXV, LLC
1,495,956	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[h,i]	1,494,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Asset-Backed Securities (4.5%) - continued
	Voya CLO 4, Ltd.
$1,225,000	5.348%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	$1,225,082

	Total	31,128,915

Basic Materials (1.5%)
	Alcoa Nederland Holding BV
735,000	6.750%, 9/30/2024[h]	775,124
	Anglo American Capital plc
216,000	4.125%, 9/27/2022[h]	217,116
775,000	4.750%, 4/10/2027[h]	763,826
	ArcelorMittal SA
670,000	5.500%, 3/1/2021	698,140
509,000	6.125%, 6/1/2025	548,447
	BWAY Holding Company
760,000	5.500%, 4/15/2024[h]	741,000
	CF Industries, Inc.
860,000	3.450%, 6/1/2023[j]	813,766
	Dow Chemical Company
64,000	8.550%, 5/15/2019	67,078
	E.I. du Pont de Nemours and Company
216,000	2.200%, 5/1/2020	212,900
	First Quantum Minerals, Ltd.
322,000	7.000%, 2/15/2021[h]	325,220
	FMG Resources Property, Ltd.
795,000	5.125%, 5/15/2024[h,j]	756,244
	Kinross Gold Corporation
108,000	5.125%, 9/1/2021	110,803
	LyondellBasell Industries NV
64,000	5.000%, 4/15/2019	64,633
	Packaging Corporation of America
164,000	2.450%, 12/15/2020	160,453
	Peabody Securities Finance Corporation
745,000	6.375%, 3/31/2025[h]	765,487
	Platform Specialty Products Corporation
545,000	5.875%, 12/1/2025[h]	532,737
	Sherwin-Williams Company
216,000	2.250%, 5/15/2020	212,404
	Steel Dynamics, Inc.
645,000	5.000%, 12/15/2026	645,000
	Syngenta Finance NV
200,000	3.933%, 4/23/2021[h]	199,478
	Trinseo Materials Operating SCA
820,000	5.375%, 9/1/2025[h]	812,825
	United States Steel Corporation
1,100,000	6.250%, 3/15/2026	1,088,313
	Xstrata Finance Canada, Ltd.
163,000	4.950%, 11/15/2021[h]	169,178

	Total	10,680,172

Capital Goods (1.9%)
	AECOM
1,105,000	5.875%, 10/15/2024	1,139,531
	Ashtead Capital, Inc.
670,000	4.125%, 8/15/2025[h]	624,775
	Bombardier, Inc.
725,000	7.500%, 3/15/2025[h]	754,906
	Building Materials Corporation of America
785,000	6.000%, 10/15/2025[h]	786,962
	Caterpillar Financial Services Corporation
161,000	1.850%, 9/4/2020	156,783
	Cemex SAB de CV
775,000	5.700%, 1/11/2025[h]	766,087
	Cintas Corporation No. 2
162,000	2.900%, 4/1/2022	158,380
	CNH Industrial Capital, LLC
165,000	4.875%, 4/1/2021	169,331
	Crown Americas Capital Corporation IV
730,000	4.500%, 1/15/2023	715,400
	Crown Cork & Seal Company, Inc.
410,000	7.375%, 12/15/2026	442,800
	Flex Acquisition Company, Inc.
875,000	7.875%, 7/15/2026[h]	871,588
	General Electric Company
620,000	5.000%, 1/21/2021[b,k]	611,630
	H&E Equipment Services, Inc.
860,000	5.625%, 9/1/2025	844,950
	L3 Technologies, Inc.
280,000	4.950%, 2/15/2021	287,018
	Lockheed Martin Corporation
70,000	2.500%, 11/23/2020	69,050
	Owens-Brockway Glass Container, Inc.
1,070,000	5.000%, 1/15/2022[h]	1,065,988
	Reynolds Group Issuer, Inc.
1,125,000	5.125%, 7/15/2023[h]	1,110,938
	Rockwell Collins, Inc.
162,000	1.950%, 7/15/2019	160,424
112,000	2.800%, 3/15/2022	109,108
	Roper Technologies, Inc.
270,000	2.800%, 12/15/2021	263,663
	Standard Industries, Inc.
185,000	5.500%, 2/15/2023[h]	188,469
	Textron Financial Corporation
1,350,000	4.078%, (LIBOR 3M + 1.735%), 2/15/2042[b,h]	1,228,500
	Textron, Inc.
137,000	7.250%, 10/1/2019	143,541
	United Rentals North America, Inc.
780,000	5.500%, 7/15/2025	785,850

	Total	13,455,672

Collateralized Mortgage Obligations (7.3%)
	Adjustable Rate Mortgage Trust
677,884	3.870%, 11/25/2035, Ser. 2005-9, Class 1A4[b]	608,913
	AJAX Mortgage Loan Trust
782,548	3.470%, 4/25/2057, Ser. 2017-A, Class A*,i	777,063
	Alternative Loan Trust
668,199	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	578,723

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Collateralized Mortgage Obligations (7.3%) - continued
	American Home Mortgage Assets Trust
$1,059,926	2.281%, (LIBOR 1M + 0.190%), 6/25/2047, Ser. 2007-5, Class A1[b]	$868,385
	American Home Mortgage Investment Trust
1,315,357	6.750%, 12/25/2036, Ser. 2006-3, Class 3A2	598,069
	Banc of America Alternative Loan Trust
245,894	2.591%, (LIBOR 1M + 0.500%), 4/25/2035, Ser. 2005-3, Class 1CB1[b]	219,678
608,616	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	546,555
	Banc of America Funding Corporation
195,224	3.685%, 5/20/2036, Ser. 2006-D, Class 6A1[b]	179,912
	Bear Stearns Adjustable Rate Mortgage Trust
116,079	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	117,372
155,480	3.641%, 2/25/2036, Ser. 2005-12, Class 11A1[b]	132,531
	Bear Stearns Alt-A Trust
833,223	4.527%, 7/25/2035, Ser. 2005-5, Class 25A1[b]	682,544
	CIM Trust
1,207,212	5.000%, 9/25/2057, Ser. 2018-R3, Class A1*,b	1,261,286
	Citicorp Mortgage Securities Trust
202,788	6.000%, 5/25/2037, Ser. 2007-4, Class 1A5	195,292
	Citigroup Mortgage Loan Trust, Inc.
223,087	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	223,641
429,133	3.887%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	360,624
	CitiMortgage Alternative Loan Trust
303,099	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	284,956
	COLT Mortgage Loan Trust
281,533	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	280,592
	Countrywide Alternative Loan Trust
152,452	2.491%, (LIBOR 1M + 0.400%), 2/25/2035, Ser. 2005-J1, Class 5A1[b]	146,505
316,481	3.315%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	278,386
470,260	3.377%, 10/25/2035, Ser. 2005-43, Class 1A1[b]	459,428
240,235	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	230,396
146,540	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	122,910
376,294	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	250,051
111,452	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	106,626
509,937	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	422,473
	Countrywide Home Loan Mortgage Pass Through Trust
587,025	3.453%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	523,676
832,406	4.056%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	795,063
	CSMC Mortgage-Backed Trust
564,065	5.500%, 3/25/2037, Ser. 2007-2, Class 3A4	510,149
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
182,830	2.291%, (LIBOR 1M + 0.200%), 11/25/2035, Ser. 2005-5, Class 2A1[b]	123,091
375,198	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	397,502
609,980	2.328%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	561,993
	Federal Home Loan Mortgage Corporation
2,841,256	2.500%, 12/15/2022, Ser. 4155, Class AIl	118,309
1,164,316	2.500%, 5/15/2027, Ser. 4106, Class HIl	74,690
1,466,068	2.500%, 2/15/2028, Ser. 4162, Class AIl	112,667
4,417,138	2.500%, 3/15/2028, Ser. 4177, Class EIl	350,915
2,194,693	3.000%, 4/15/2028, Ser. 4193, Class AIl	184,266
2,095,378	3.000%, 2/15/2033, Ser. 4170, Class IGl	234,973
	Federal National Mortgage Association
1,929,749	2.500%, 2/25/2028, Ser. 2013-46, Class CIl	129,266
1,505,355	3.000%, 4/25/2028, Ser. 2013-30, Class DIl	149,876
1,836,377	3.500%, 1/25/2033, Ser. 2012-150, Class YIl	236,390
	Federal National Mortgage Association - REMIC
7,197,112	3.000%, 7/25/2027, Ser. 2012-73, Class DIl	642,169
4,596,481	3.500%, 9/25/2027, Ser. 2012-98, Class YIl	462,613
	First Horizon Alternative Mortgage Securities Trust
482,307	3.486%, 3/25/2035, Ser. 2005-AA2, Class 1A1[b]	461,807
493,514	4.150%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	484,263
554,918	6.000%, (LIBOR 1M + 1.000%), 8/25/2036, Ser. 2006-FA4, Class 1A4[b]	455,262
	First Horizon Mortgage Pass-Through Trust
452,232	3.990%, 8/25/2037, Ser. 2007-AR2, Class 1A2[b]	381,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Collateralized Mortgage Obligations (7.3%) - continued
	GMAC Mortgage Corporation Loan Trust
$753,159	3.792%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	$716,542
	Government National Mortgage Association
1,529,706	4.000%, 1/16/2027, Ser. 2012-3, Class IOl	136,109
	Greenpoint Mortgage Funding Trust
493,888	2.291%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	433,157
	HarborView Mortgage Loan Trust
880,818	4.056%, 7/19/2035, Ser. 2005-4, Class 3A1[b]	772,236
	Impac Secured Assets Trust
1,367,190	2.331%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	1,137,836
	IndyMac IMJA Mortgage Loan Trust
557,741	6.250%, 11/25/2037, Ser. 2007-A3, Class A1	442,299
	IndyMac INDX Mortgage Loan Trust
698,323	3.501%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	633,767
584,341	2.731%, (LIBOR 1M + 0.640%), 7/25/2045, Ser. 2005-16IP, Class A1[b]	562,957
	J.P. Morgan Alternative Loan Trust
734,942	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	650,622
	J.P. Morgan Mortgage Trust
147,156	6.500%, 1/25/2035, Ser. 2005-S1, Class 1A2	159,562
380,903	3.610%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	379,892
666,648	3.714%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	607,257
684,957	3.653%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	603,054
540,442	2.471%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	306,090
283,533	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	169,633
	Lehman Mortgage Trust
283,760	2.841%, (LIBOR 1M + 0.750%), 12/25/2035, Ser. 2005-2, Class 3A1[b]	224,312
	Master Asset Securitization Trust
873,702	2.591%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	425,179
	MASTR Alternative Loans Trust
139,321	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	140,641
308,193	2.541%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	149,821
	Merrill Lynch Alternative Note Asset Trust
431,103	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	347,720
	Morgan Stanley Mortgage Loan Trust
313,110	3.532%, 11/25/2035, Ser. 2005-6AR, Class 5A1[b]	246,394
	MortgageIT Trust
508,928	2.351%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	505,700
1,399,683	2.291%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	1,243,119
	New Century Alternative Mortgage Loan Trust
793,768	6.167%, 7/25/2036, Ser. 2006-ALT1, Class AF6[i]	442,009
	Preston Ridge Partners Mortgage Trust, LLC
537,714	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,i	537,504
749,403	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,i	744,965
	Radnor RE, Ltd.
1,250,000	3.491%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,b	1,249,542
	RCO 2017-INV1 Trust
1,363,800	3.197%, 11/25/2052, Ser. 2017-INV1, Class A*,b	1,374,596
	Residential Accredit Loans, Inc. Trust
1,029,195	4.379%, 9/25/2035, Ser. 2005-QA10, Class A31[b]	909,063
403,954	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	392,159
612,101	6.000%, 4/25/2036, Ser. 2006-QS4, Class A2	559,253
1,153,073	2.641%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	916,008
494,868	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	461,072
864,835	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	782,328
529,947	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	492,494
220,681	6.000%, 6/25/2037, Ser. 2007-QS8, Class A10	201,375
882,384	2.281%, (LIBOR 1M + 0.190%), 7/25/2037, Ser. 2007-QH6, Class A1[b]	855,664
	Residential Asset Securitization Trust
610,134	6.213%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	511,862
345,692	5.500%, 4/25/2035, Ser. 2005-A1, Class A3	354,947
723,641	2.471%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	170,117
	Residential Funding Mortgage Security I Trust
487,574	5.750%, 2/25/2036, Ser. 2006-S2, Class A1	463,363
590,301	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	559,964

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Collateralized Mortgage Obligations (7.3%) - continued
	Sequoia Mortgage Trust
$1,177,397	3.798%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	$976,801
	Structured Adjustable Rate Mortgage Loan Trust
47,769	4.177%, 12/25/2034, Ser. 2004-18, Class 5Ab	47,290
423,932	3.820%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	392,343
233,790	3.742%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	188,817
	Structured Asset Mortgage Investments, Inc.
1,028,807	2.401%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	957,841
	Sunset Mortgage Loan Company, LLC
98,105	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,i	98,213
352,890	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,i	350,500
54,975	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,i	54,992
	WaMu Mortgage Pass Through Certificates
708,055	3.315%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	672,310
865,593	2.867%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	815,493
70,111	3.326%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	66,710
1,095,934	2.518%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	1,015,316
1,077,950	2.438%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	973,040
1,034,878	2.284%, (12 MTA + 0.820%), 12/25/2046, Ser. 2006-AR17, Class 1Ab	935,493
353,657	2.145%, (COF 11 + 1.250%), 3/25/2047, Ser. 2007-OA2, Class 2Ab	326,072
	Washington Mutual Mortgage Pass Through Certificates
311,469	2.691%, (LIBOR 1M + 0.600%), 6/25/2035, Ser. 2005-4, Class 5A5[b]	269,031
551,189	6.000%, 11/25/2035, Ser. 2005-10, Class 2A9	528,851
781,669	7.000%, 4/25/2037, Ser. 2007-2, Class 1A1	466,395
386,223	2.478%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR11, Class 3A1Ab	356,267
	Washington Mutual Mortgage Pass Through Certificates Trust
729,147	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	599,577
	Wells Fargo Mortgage Backed Securities Trust
604,266	4.170%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	601,295
180,918	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	180,306

	Total	51,168,197

Commercial Mortgage-Backed Securities (0.2%)
	Cascade Funding Mortgage Trust
1,600,000	4.580%, 6/25/2048, Ser. 2018-RM1, Class A1*,e	1,599,979

	Total	1,599,979

Communications Services (3.3%)
	Altice US Finance I Corporation
725,000	5.500%, 5/15/2026[h]	699,625
	AMC Networks, Inc.
1,080,000	5.000%, 4/1/2024	1,063,800
	American Tower Corporation
60,000	2.800%, 6/1/2020	59,483
98,000	3.450%, 9/15/2021	97,586
	AT&T, Inc.
104,000	5.875%, 10/1/2019	107,583
108,000	5.200%, 3/15/2020	111,565
	British Sky Broadcasting Group plc
110,000	3.125%, 11/26/2022[h]	107,761
	CCO Holdings, LLC
1,000,000	5.875%, 4/1/2024[h]	1,005,000
	CenturyLink, Inc.
400,000	6.450%, 6/15/2021	411,268
	Charter Communications Operating, LLC
409,000	3.579%, 7/23/2020	408,939
35,000	4.464%, 7/23/2022	35,390
120,000	4.500%, 2/1/2024	119,837
	Clear Channel Worldwide Holdings, Inc.
1,070,000	6.500%, 11/15/2022	1,091,400
	Comcast Corporation
216,000	1.625%, 1/15/2022	202,535
	Crown Castle International Corporation
140,000	3.400%, 2/15/2021	139,827
800,000	5.250%, 1/15/2023	838,011
109,000	3.150%, 7/15/2023	104,249
	CSC Holdings, LLC
80,000	5.500%, 4/15/2027[h]	76,400
	Digicel, Ltd.
760,000	6.000%, 4/15/2021*,j	685,900
	Discovery Communications, LLC
108,000	2.200%, 9/20/2019	106,815
216,000	2.950%, 3/20/2023	206,498
	DISH Network Corporation, Convertible
929,000	3.375%, 8/15/2026	899,826
	GCI Liberty, Inc., Convertible
791,000	1.750%, 9/30/2046[h]	813,896
	IAC FinanceCo, Inc., Convertible
595,000	0.875%, 10/1/2022[h]	692,461
	Intelsat Jackson Holdings SA
1,165,000	8.000%, 2/15/2024[h]	1,223,250
	Level 3 Communications, Inc.
475,000	5.375%, 1/15/2024	465,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Communications Services (3.3%) - continued
	Level 3 Financing, Inc.
$280,000	5.375%, 5/1/2025	$269,500
435,000	5.250%, 3/15/2026	413,728
	Liberty Media Corporation, Convertible
794,000	1.000%, 1/30/2023	928,617
	Meredith Corporation
870,000	6.875%, 2/1/2026[h]	858,037
	Moody’s Corporation
108,000	2.750%, 12/15/2021	105,529
	Neptune Finco Corporation
512,000	10.875%, 10/15/2025[h]	590,234
	Netflix, Inc.
905,000	4.875%, 4/15/2028[h]	862,619
	Nexstar Escrow Corporation
556,000	5.625%, 8/1/2024[h]	535,845
	Orange SA
185,000	1.625%, 11/3/2019	181,561
	Quebecor Media, Inc.
635,000	5.750%, 1/15/2023	647,700
	SFR Group SA
770,000	6.000%, 5/15/2022[h]	774,812
	Sprint Corporation
760,000	7.625%, 2/15/2025	779,000
	Time Warner, Inc.
108,000	4.875%, 3/15/2020	110,779
	Twitter, Inc., Convertible
387,000	0.250%, 6/15/2024[h]	399,780
	Verizon Communications, Inc.
67,000	2.946%, 3/15/2022	65,703
220,000	3.125%, 3/16/2022	216,806
219,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	218,751
	Viacom, Inc.
161,000	4.250%, 9/1/2023	159,644
270,000	5.875%, 2/28/2057[b]	255,150
	Virgin Media Secured Finance plc
755,000	5.250%, 1/15/2026[h]	698,375
	Windstream Services, LLC
645,000	8.625%, 10/31/2025[h]	612,750
	World Wrestling Entertainment, Inc., Convertible
475,000	3.375%, 12/15/2023[h]	1,399,033

	Total	22,858,358

Consumer Cyclical (2.7%)
	Allison Transmission, Inc.
1,115,000	5.000%, 10/1/2024[h]	1,096,881
	American Honda Finance Corporation
162,000	2.000%, 2/14/2020	159,827
	BMW US Capital, LLC
145,000	1.500%, 4/11/2019[h]	143,875
	Brookfield Residential Properties, Inc.
730,000	6.125%, 7/1/2022[h]	732,738
	Caesars Entertainment Corporation, Convertible
142,000	5.000%, 10/1/2024	242,861
	CVS Health Corporation
218,000	3.350%, 3/9/2021	217,745
327,000	3.700%, 3/9/2023	323,671
	D.R. Horton, Inc.
160,000	2.550%, 12/1/2020	156,806
	Daimler Finance North America, LLC
150,000	2.913%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	150,377
	Delphi Jersey Holdings plc
840,000	5.000%, 10/1/2025[h]	801,150
	Ford Motor Credit Company, LLC
216,000	2.262%, 3/28/2019	214,931
210,000	1.897%, 8/12/2019	207,086
95,000	2.597%, 11/4/2019	94,257
162,000	3.336%, 3/18/2021	160,527
	General Motors Financial Company, Inc.
162,000	2.650%, 4/13/2020	160,054
110,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	110,572
162,000	4.375%, 9/25/2021	165,107
108,000	3.150%, 6/30/2022	104,962
	Home Depot, Inc.
110,000	2.000%, 4/1/2021	107,283
65,000	2.625%, 6/1/2022	63,733
	Hyundai Capital America
108,000	2.550%, 4/3/2020[h]	106,132
108,000	2.750%, 9/18/2020[h]	106,200
	Jaguar Land Rover Automotive plc
200,000	4.125%, 12/15/2018[h]	200,250
383,000	5.625%, 2/1/2023[h,j]	388,266
	L Brands, Inc.
570,000	5.625%, 2/15/2022	578,550
	Landry’s, Inc.
740,000	6.750%, 10/15/2024[h]	740,133
	Lennar Corporation
161,000	2.950%, 11/29/2020	156,944
65,000	4.125%, 1/15/2022	64,350
59,000	4.875%, 12/15/2023	58,779
1,180,000	4.500%, 4/30/2024	1,137,284
	Live Nation Entertainment, Inc.
520,000	5.375%, 6/15/2022[h]	529,100
470,000	5.625%, 3/15/2026[h]	466,475
	Macy’s Retail Holdings, Inc.
45,000	3.875%, 1/15/2022	44,672
67,000	2.875%, 2/15/2023	63,004
	McDonald’s Corporation
216,000	2.625%, 1/15/2022	211,624
	MGM Resorts International
775,000	6.000%, 3/15/2023	798,250
875,000	5.750%, 6/15/2025	873,906
	Navistar International Corporation
855,000	6.625%, 11/1/2025[h]	878,513
	New Red Finance, Inc.
800,000	4.250%, 5/15/2024[h]	760,000
	Nissan Motor Acceptance Corporation
162,000	2.000%, 3/8/2019[h]	161,128
	Prime Security Services Borrower, LLC
827,000	9.250%, 5/15/2023[h]	882,823
	PulteGroup, Inc.
1,105,000	4.250%, 3/1/2021	1,105,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Consumer Cyclical (2.7%) - continued
	Ralph Lauren Corporation
$70,000	2.625%, 8/18/2020	$69,385
	Royal Caribbean Cruises, Ltd.
750,000	5.250%, 11/15/2022	790,955
	Six Flags Entertainment Corporation
770,000	4.875%, 7/31/2024[h]	748,209
	Starbucks Corporation
115,000	2.100%, 2/4/2021	111,765
	Toll Brothers Finance Corporation
124,000	4.000%, 12/31/2018	123,985
	Visa, Inc.
70,000	2.200%, 12/14/2020	68,863
	Volkswagen Group of America Finance, LLC
150,000	2.450%, 11/20/2019[h]	148,336
	Yum! Brands, Inc.
1,105,000	5.000%, 6/1/2024[h]	1,090,856

	Total	18,878,954

Consumer Non-Cyclical (2.5%)
	Abbott Laboratories
216,000	2.550%, 3/15/2022	209,004
162,000	3.400%, 11/30/2023	159,773
	AbbVie, Inc.
216,000	2.500%, 5/14/2020	213,323
108,000	2.900%, 11/6/2022	104,769
	Albertsons Companies, LLC
1,000,000	6.625%, 6/15/2024	942,500
	Amgen, Inc.
225,000	3.875%, 11/15/2021	228,207
216,000	2.650%, 5/11/2022	209,122
	Anheuser-Busch InBev Finance, Inc.
410,000	2.650%, 2/1/2021	404,263
120,000	3.623%, (LIBOR 3M + 1.260%), 2/1/2021[b]	123,545
108,000	3.300%, 2/1/2023	107,062
	Anheuser-Busch InBev Worldwide, Inc.
224,000	3.500%, 1/12/2024	222,839
	BAT Capital Corporation
109,000	2.297%, 8/14/2020[h]	106,645
110,000	2.764%, 8/15/2022[h]	105,447
	Bayer U.S. Finance II, LLC
235,000	3.500%, 6/25/2021[h]	235,450
	Bayer U.S. Finance, LLC
220,000	2.375%, 10/8/2019[h]	218,120
	Becton, Dickinson and Company
162,000	2.976%, (LIBOR 3M + 0.875%), 12/29/2020[b]	162,287
216,000	3.125%, 11/8/2021	212,848
	Boston Scientific Corporation
35,000	6.000%, 1/15/2020	36,463
	Bunge, Ltd. Finance Corporation
70,000	3.500%, 11/24/2020	69,966
	Cardinal Health, Inc.
110,000	1.948%, 6/14/2019	109,086
110,000	2.616%, 6/15/2022	105,383
	CVS Health Corporation
108,000	2.750%, 12/1/2022	103,477
	Energizer Gamma Acquisition, Inc.
950,000	6.375%, 7/15/2026[e,h]	966,031
	Envision Healthcare Corporation
750,000	5.125%, 7/1/2022[h]	756,563
	Express Scripts Holding Company
108,000	4.750%, 11/15/2021	111,415
	Forest Laboratories, LLC
53,000	4.875%, 2/15/2021[h]	54,546
	HCA, Inc.
430,000	5.250%, 6/15/2026	427,076
575,000	4.500%, 2/15/2027	541,219
	J.M. Smucker Company
110,000	2.200%, 12/6/2019	108,822
	JBS USA, LLC
390,000	5.875%, 7/15/2024[h]	372,450
780,000	5.750%, 6/15/2025[h]	725,400
	Kellogg Company
220,000	3.125%, 5/17/2022	216,404
	Kraft Heinz Foods Company
210,000	5.375%, 2/10/2020	217,170
112,000	4.000%, 6/15/2023	111,628
	Kroger Company
110,000	2.800%, 8/1/2022	106,658
	Laboratory Corporation of America Holdings
5,000	2.625%, 2/1/2020	4,960
	Maple Escrow Subsidiary, Inc.
224,000	3.551%, 5/25/2021[h]	224,181
	Mead Johnson Nutrition Company
70,000	3.000%, 11/15/2020	69,705
	Medtronic Global Holdings SCA
216,000	1.700%, 3/28/2019	214,616
	Molson Coors Brewing Company
185,000	1.450%, 7/15/2019	182,077
	Mondelez International Holdings Netherlands BV
162,000	2.000%, 10/28/2021[h]	154,544
	Mylan NV
112,000	3.150%, 6/15/2021	110,731
	Mylan, Inc.
111,000	3.125%, 1/15/2023[h]	106,558
	Newell Rubbermaid, Inc.
95,000	3.150%, 4/1/2021	94,112
	PepsiCo, Inc.
210,000	2.855%, (LIBOR 3M + 0.530%), 10/6/2021[b]	212,348
	Pernod Ricard SA
190,000	5.750%, 4/7/2021[h]	201,502
	Pinnacle Foods, Inc.
500,000	5.875%, 1/15/2024	526,875
	Post Holdings, Inc.
760,000	5.500%, 3/1/2025[h]	741,950
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	34,930
	Shire Acquisitions Investments Ireland Designated Activity Company
225,000	1.900%, 9/23/2019	221,560
216,000	2.400%, 9/23/2021	206,773
	Simmons Foods, Inc.
840,000	5.750%, 11/1/2024[h]	728,700
	Smithfield Foods, Inc.
162,000	2.700%, 1/31/2020[h]	159,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Consumer Non-Cyclical (2.5%) - continued
	Teleflex, Inc.
$725,000	4.875%, 6/1/2026	$710,500
	Tenet Healthcare Corporation
1,005,000	8.125%, 4/1/2022	1,048,969
	Teva Pharmaceutical Finance IV, LLC
55,000	2.250%, 3/18/2020	53,014
	Teva Pharmaceutical Finance Netherlands III BV
200,000	2.200%, 7/21/2021	185,493
	TreeHouse Foods, Inc.
510,000	4.875%, 3/15/2022	510,638
	Tyson Foods, Inc.
98,000	4.500%, 6/15/2022	100,722
	VPII Escrow Corporation
410,000	7.500%, 7/15/2021[h]	416,406
	VRX Escrow Corporation
800,000	6.125%, 4/15/2025[h]	737,000
	Zimmer Biomet Holdings, Inc.
167,000	3.076%, (LIBOR 3M + 0.750%), 3/19/2021[b]	167,282
	Zoetis, Inc.
161,000	3.450%, 11/13/2020	161,479

	Total	17,392,256

Energy (2.6%)
	Alliance Resource Operating Partners, LP
760,000	7.500%, 5/1/2025[h]	809,400
	Anadarko Petroleum Corporation
77,000	8.700%, 3/15/2019	79,994
	Antero Resources Corporation
260,000	5.125%, 12/1/2022	260,650
500,000	5.625%, 6/1/2023	506,250
	BP Capital Markets plc
108,000	2.315%, 2/13/2020	106,960
442,000	2.520%, 9/19/2022	426,263
	Buckeye Partners, LP
98,000	2.650%, 11/15/2018	97,895
	Canadian Natural Resources, Ltd.
110,000	2.950%, 1/15/2023	106,094
	Canadian Oil Sands, Ltd.
108,000	9.400%, 9/1/2021[h]	124,252
	Cenovus Energy, Inc.
108,000	3.800%, 9/15/2023	105,257
	Cheniere Energy Partners, LP
840,000	5.250%, 10/1/2025[h]	819,378
	Concho Resources, Inc.
320,000	4.375%, 1/15/2025	321,284
	Continental Resources, Inc.
108,000	5.000%, 9/15/2022	109,626
	Crestwood Midstream Partners, LP
510,000	6.250%, 4/1/2023	520,200
	Enbridge, Inc.
110,000	2.900%, 7/15/2022	106,810
	Encana Corporation
190,000	3.900%, 11/15/2021	191,510
	Energy Transfer Equity, LP
780,000	5.500%, 6/1/2027	780,000
	Energy Transfer Partners, LP
165,000	4.150%, 10/1/2020	166,998
112,000	4.200%, 9/15/2023	111,806
	Enterprise Products Operating, LLC
345,000	5.250%, 8/16/2077[b]	320,850
	EOG Resources, Inc.
180,000	2.625%, 3/15/2023	172,737
	EQT Corporation
62,000	8.125%, 6/1/2019	64,799
110,000	3.000%, 10/1/2022	105,926
	EQT Midstream Partners, LP
177,000	4.750%, 7/15/2023	176,655
	Exxon Mobil Corporation
140,000	1.708%, 3/1/2019	139,296
	Hess Corporation
75,000	3.500%, 7/15/2024	70,847
	Kinder Morgan Energy Partners, LP
109,000	9.000%, 2/1/2019	112,674
216,000	3.450%, 2/15/2023	208,440
	Marathon Oil Corporation
108,000	2.700%, 6/1/2020	106,362
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	70,056
	MEG Energy Corporation
250,000	6.375%, 1/30/2023[h]	233,437
	MPLX, LP
162,000	4.500%, 7/15/2023	165,374
	Nabors Industries, Inc.
430,000	5.750%, 2/1/2025[h]	406,350
	Nabors Industries, Inc., Convertible
360,000	0.750%, 1/15/2024	282,563
	ONEOK Partners, LP
107,000	3.800%, 3/15/2020	107,537
	Parsley Energy, LLC
360,000	5.625%, 10/15/2027[h]	357,300
	PBF Holding Company, LLC
625,000	7.250%, 6/15/2025	657,031
	Petrobras Global Finance BV
50,000	8.375%, 5/23/2021	54,325
	Petroleos Mexicanos
108,000	6.375%, 2/4/2021	113,670
	Plains All American Pipeline, LP
247,000	5.000%, 2/1/2021	253,712
	Regency Energy Partners, LP
730,000	5.000%, 10/1/2022	755,647
	Sabine Pass Liquefaction, LLC
108,000	6.250%, 3/15/2022	116,155
108,000	5.625%, 4/15/2023	114,550
775,000	5.625%, 3/1/2025	824,119
	Schlumberger Holdings Corporation
180,000	3.000%, 12/21/2020[h]	178,912
	Sinopec Group Overseas Development, Ltd.
210,000	1.750%, 9/29/2019[h]	206,113
	Southwestern Energy Company
840,000	7.500%, 4/1/2026	869,400
	SRC Energy, Inc.
680,000	6.250%, 12/1/2025[h]	679,150
	Sunoco Logistics Partners Operations, LP
175,000	4.400%, 4/1/2021	177,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Energy (2.6%) - continued
	Sunoco, LP
$305,000	5.500%, 2/15/2026[h]	$288,987
460,000	5.875%, 3/15/2028[h]	433,702
	Tallgrass Energy Partners, LP
600,000	5.500%, 1/15/2028[h]	592,500
	Transocean Guardian, Ltd.
435,000	5.875%, 1/15/2024[e,h]	432,281
	Weatherford International, Ltd.
735,000	8.250%, 6/15/2023	729,186
	Western Gas Partners, LP
110,000	4.000%, 7/1/2022	108,681
	Whiting Petroleum Corporation, Convertible
562,000	1.250%, 4/1/2020	536,390
	Williams Partners, LP
215,000	4.500%, 11/15/2023	218,199
	WPX Energy, Inc.
610,000	5.750%, 6/1/2026	610,000

	Total	17,802,340

Financials (6.6%)
	ACE INA Holdings, Inc.
70,000	2.875%, 11/3/2022	68,756
	Aegon NV
720,000	2.953%, (USISDA 10Y + 0.100%), 10/15/2018[b,k]	556,272
	AIG Global Funding
220,000	2.150%, 7/2/2020[h]	215,620
	Air Lease Corporation
35,000	2.625%, 9/4/2018	34,986
220,000	2.500%, 3/1/2021	214,179
	Aircastle, Ltd.
178,000	5.000%, 4/1/2023	179,098
	Ally Financial, Inc.
600,000	3.750%, 11/18/2019	599,250
350,000	4.125%, 3/30/2020	350,437
	American Express Company
112,000	3.375%, 5/17/2021	112,012
	American Express Credit Corporation
108,000	2.684%, (LIBOR 3M + 0.330%), 5/3/2019[b]	108,191
108,000	2.200%, 3/3/2020	106,579
200,000	3.386%, (LIBOR 3M + 1.050%), 9/14/2020[b]	203,336
	Ares Capital Corporation
218,000	3.875%, 1/15/2020	218,706
	Athene Global Funding
165,000	4.000%, 1/25/2022[h]	166,141
	Australia & New Zealand Banking Group, Ltd.
235,000	6.750%, 6/15/2026[b,h,j,k]	238,819
	Banco Bilbao Vizcaya Argentaria SA
200,000	6.125%, 11/16/2027[b,k]	176,500
	Banco Santander SA
1,000,000	6.375%, 5/19/2019[b,k]	1,001,912
	Bank of America Corporation
108,000	2.369%, 7/21/2021[b]	105,867
218,000	2.328%, 10/1/2021[b]	213,109
218,000	2.738%, 1/23/2022[b]	214,221
224,000	3.499%, 5/17/2022[b]	223,867
200,000	3.004%, 12/20/2023[b]	193,934
218,000	3.550%, 3/5/2024[b]	215,697
	Bank of Montreal
185,000	1.500%, 7/18/2019	182,454
163,000	2.100%, 6/15/2020	159,927
	Bank of New York Mellon Corporation
216,000	2.600%, 2/7/2022	211,501
	Bank of Nova Scotia
112,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	111,994
162,000	2.700%, 3/7/2022	158,339
	Barclays Bank plc
100,000	5.140%, 10/14/2020	102,400
	Barclays plc
200,000	4.338%, 5/16/2024[b]	197,461
	BB&T Corporation
220,000	2.150%, 2/1/2021	213,936
	BNP Paribas SA
350,000	7.625%, 3/30/2021[b,h,k]	365,312
	BNZ International Funding, Ltd.
250,000	3.316%, (LIBOR 3M + 0.980%), 9/14/2021[b,h]	252,888
	Capital One Financial Corporation
108,000	2.500%, 5/12/2020	106,464
324,000	3.050%, 3/9/2022	317,459
	Capital One NA
210,000	2.400%, 9/5/2019	208,167
	CBOE Holdings, Inc.
165,000	1.950%, 6/28/2019	163,430
	Central Fidelity Capital Trust I
445,000	3.348%, (LIBOR 3M + 1.000%), 4/15/2027[b]	422,750
	CIT Group, Inc.
925,000	5.000%, 8/15/2022	935,406
	Citigroup, Inc.
200,000	2.050%, 6/7/2019	198,427
216,000	2.450%, 1/10/2020	213,568
216,000	2.650%, 10/26/2020	212,636
97,000	2.350%, 8/2/2021	93,690
108,000	2.750%, 4/25/2022	104,510
108,000	3.056%, (LIBOR 3M + 0.690%), 10/27/2022[b]	107,712
218,000	3.142%, 1/24/2023[b]	213,517
945,000	6.250%, 8/15/2026[b,k]	980,438
	Citizens Bank NA
250,000	2.200%, 5/26/2020	244,731
	CNA Financial Corporation
250,000	5.750%, 8/15/2021	265,146
	Commonwealth Bank of Australia
216,000	2.250%, 3/10/2020[h]	212,904
	Compass Bank
250,000	3.500%, 6/11/2021	249,731
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
216,000	3.950%, 11/9/2022	213,846
	Credit Agricole SA
108,000	3.375%, 1/10/2022[h]	105,711
270,000	8.125%, 12/23/2025[b,h,k]	285,863
	Credit Suisse Group AG
600,000	7.500%, 12/11/2023[b,h,k]	619,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Financials (6.6%) - continued
	Credit Suisse Group Funding Guernsey, Ltd.
$325,000	3.800%, 9/15/2022	$323,478
	Credit Suisse Group Funding, Ltd.
216,000	3.125%, 12/10/2020	214,257
	DDR Corporation
165,000	4.625%, 7/15/2022	169,162
	Deutsche Bank AG
108,000	2.700%, 7/13/2020	105,031
324,000	4.250%, 10/14/2021	319,185
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	95,989
	Digital Realty Trust, LP
165,000	2.750%, 2/1/2023	157,112
	Discover Bank
43,000	8.700%, 11/18/2019	45,837
218,000	3.100%, 6/4/2020	216,871
	Fifth Third Bancorp
164,000	2.600%, 6/15/2022	158,715
	Goldman Sachs Group, Inc.
227,000	7.500%, 2/15/2019	233,272
216,000	5.375%, 5/10/2020[b,k]	219,240
162,000	2.600%, 12/27/2020	159,150
216,000	5.250%, 7/27/2021	226,983
160,000	3.513%, (LIBOR 3M + 1.170%), 11/15/2021[b]	161,964
216,000	3.000%, 4/26/2022	211,147
164,000	2.876%, 10/31/2022[b]	160,105
108,000	3.368%, (LIBOR 3M + 1.050%), 6/5/2023[b]	108,739
	GS Finance Corporation, Convertible
1,975,000	0.500%, 6/23/2025[c]	1,910,793
	Guardian Life Global Funding
200,000	2.000%, 4/26/2021[h]	193,412
	HCP, Inc.
64,000	3.750%, 2/1/2019	64,161
	Hospitality Properties Trust
80,000	4.250%, 2/15/2021	80,532
	HSBC Holdings plc
324,000	3.400%, 3/8/2021	323,861
216,000	6.875%, 6/1/2021[b,k]	223,290
210,000	3.821%, (LIBOR 3M + 1.500%), 1/5/2022[b]	216,158
250,000	6.375%, 9/17/2024[b,k]	247,298
	Huntington Bancshares, Inc.
140,000	3.150%, 3/14/2021	139,206
	Icahn Enterprises, LP
325,000	6.750%, 2/1/2024	327,438
430,000	6.375%, 12/15/2025	430,538
	ILFC E-Capital Trust II
1,560,000	4.820%, (H15T30Y + 1.800%), 12/21/2065[b,h]	1,443,000
	International Lease Finance Corporation
216,000	4.625%, 4/15/2021	220,733
216,000	5.875%, 8/15/2022	229,005
	Iron Mountain, Inc.
665,000	4.875%, 9/15/2027[h]	612,631
	J.P. Morgan Chase & Company
161,000	2.980%, (LIBOR 3M + 0.680%), 6/1/2021[b]	161,765
210,000	2.295%, 8/15/2021	202,867
605,000	4.625%, 11/1/2022[b,k]	555,088
440,000	2.972%, 1/15/2023	428,404
162,000	2.776%, 4/25/2023[b]	157,134
215,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	218,875
	KeyBank NA
250,000	1.600%, 8/22/2019	246,308
	Liberty Mutual Group, Inc.
25,000	5.000%, 6/1/2021[h]	25,907
525,000	10.750%, 6/15/2058*,b	782,250
	Lincoln National Corporation
185,000	6.250%, 2/15/2020	193,912
235,000	4.678%, (LIBOR 3M + 2.358%), 5/17/2066[b]	223,682
	Lloyds Bank plc
750,000	12.000%, 12/16/2024[b,h,k]	917,918
	Lloyds Banking Group plc
215,000	3.000%, 1/11/2022	209,364
800,000	6.413%, 11/1/2022[b,h,k]	842,000
710,000	6.657%, 5/21/2037[b,h,k]	758,124
	Macquarie Bank, Ltd.
250,000	6.125%, 3/8/2027[b,h,k]	224,375
	MetLife Capital Trust IV
823,000	7.875%, 12/15/2037[h]	1,020,454
	MetLife, Inc.
95,000	9.250%, 4/8/2038[h]	128,725
	MGIC Investment Corporation, Convertible
505,000	9.000%, 4/1/2063[h]	686,626
	Mitsubishi UFJ Financial Group, Inc.
250,000	3.393%, (LIBOR 3M + 1.060%), 9/13/2021[b]	253,572
108,000	2.998%, 2/22/2022	106,002
220,000	3.455%, 3/2/2023	218,043
	Mizuho Financial Group, Inc.
250,000	3.473%, (LIBOR 3M + 1.140%), 9/13/2021[b]	253,724
	Morgan Stanley
210,000	2.800%, 6/16/2020	208,297
200,000	2.500%, 4/21/2021	195,323
216,000	5.500%, 7/28/2021	228,550
216,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	218,817
108,000	2.750%, 5/19/2022	104,596
64,000	4.875%, 11/1/2022	66,362
218,000	3.125%, 1/23/2023	212,622
	MPT Operating Partnership, LP
510,000	5.500%, 5/1/2024	516,375
	National City Corporation
86,000	6.875%, 5/15/2019	88,940
	New York Life Global Funding
70,000	1.550%, 11/2/2018[h]	69,781
	Nomura Holdings, Inc.
85,000	2.750%, 3/19/2019	84,973
	Park Aerospace Holdings, Ltd.
860,000	5.500%, 2/15/2024[h]	849,069
	PNC Bank NA
216,000	2.450%, 11/5/2020	212,286
	Quicken Loans, Inc.
1,160,000	5.750%, 5/1/2025[h]	1,135,385
	Realty Income Corporation
162,000	5.750%, 1/15/2021	170,582

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Financials (6.6%) - continued
	Regions Financial Corporation
$90,000	3.200%, 2/8/2021	$89,585
	Reinsurance Group of America, Inc.
162,000	4.700%, 9/15/2023	167,421
	Royal Bank of Canada
216,000	2.125%, 3/2/2020	212,720
	Royal Bank of Scotland Group plc
470,000	7.500%, 8/10/2020[b,k]	479,165
364,000	8.625%, 8/15/2021[b,k]	386,841
230,000	7.648%, 9/30/2031[b,k]	288,075
	Santander UK Group Holdings plc
210,000	2.875%, 8/5/2021	203,427
	Simon Property Group, LP
285,000	2.500%, 9/1/2020	280,930
120,000	2.500%, 7/15/2021	117,137
	Societe Generale SA
900,000	8.000%, 9/29/2025[b,h,k]	936,000
	Standard Chartered plc
210,000	3.461%, (LIBOR 3M + 1.130%), 8/19/2019[b,h]	211,891
	State Street Capital Trust IV
1,138,000	3.341%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,007,130
	State Street Corporation
70,000	3.226%, (LIBOR 3M + 0.900%), 8/18/2020[b]	71,051
	Sumitomo Mitsui Financial Group, Inc.
216,000	2.934%, 3/9/2021	213,527
215,000	4.007%, (LIBOR 3M + 1.680%), 3/9/2021[b]	221,666
108,000	2.784%, 7/12/2022	104,522
	Sumitomo Mitsui Trust Bank, Ltd.
250,000	2.050%, 3/6/2019[h]	248,705
	SunTrust Banks, Inc.
95,000	2.900%, 3/3/2021	93,831
	Synchrony Financial
108,000	3.000%, 8/15/2019	107,787
25,000	3.584%, (LIBOR 3M + 1.230%), 2/3/2020[b]	25,234
94,000	3.750%, 8/15/2021	93,895
	Toronto-Dominion Bank
70,000	3.266%, (LIBOR 3M + 0.930%), 12/14/2020[b]	71,118
295,000	2.550%, 1/25/2021	290,454
	UBS Group Funding Jersey, Ltd.
216,000	3.000%, 4/15/2021[h]	212,683
	UnitedHealth Group, Inc.
70,000	3.350%, 7/15/2022	70,079
	USB Realty Corporation
1,205,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,k]	1,092,031
	Ventas Realty, LP
112,000	3.100%, 1/15/2023	108,626
	Wachovia Capital Trust II
220,000	2.848%, (LIBOR 3M + 0.500%), 1/15/2027[b]	206,800
	Wells Fargo & Company
205,000	2.100%, 7/26/2021	196,995
110,000	2.625%, 7/22/2022	105,959
216,000	3.469%, (LIBOR 3M + 1.110%), 1/24/2023[b]	219,263
250,000	3.589%, (LIBOR 3M + 1.230%), 10/31/2023[b]	255,062
	Welltower, Inc.
162,000	4.950%, 1/15/2021	166,787
	Westpac Banking Corporation
275,000	3.181%, (LIBOR 3M + 0.850%), 8/19/2021[b]	278,050

	Total	46,109,124

Mortgage-Backed Securities (9.2%)
	Federal Home Loan Mortgage Corporation - REMIC
3,205,994	2.500%, 2/15/2028, Ser. 4161, Class UIl	236,220
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,150,000	4.000%, 7/1/2048[e]	8,304,094
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,950,000	3.500%, 7/1/2033[e]	1,973,024
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
325,000	4.500%, 8/1/2047[e]	337,778
4,000,000	3.000%, 7/1/2048[e]	3,873,750
15,025,000	3.500%, 7/1/2048[e]	14,949,768
10,350,000	4.000%, 7/1/2048[e]	10,550,936
20,950,000	4.500%, 7/1/2048[e]	21,812,960
	Radnor RE, Ltd.
1,700,000	4.791%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2*,b	1,703,304

	Total	63,741,834

Technology (2.3%)
	Alliance Data Systems Corporation
420,000	5.375%, 8/1/2022[h]	422,048
	Apple, Inc.
217,000	2.850%, 5/6/2021	216,463
216,000	2.706%, (LIBOR 3M + 0.350%), 5/11/2022[b]	218,076
217,000	2.400%, 1/13/2023	209,299
	Baidu, Inc.
109,000	3.000%, 6/30/2020	108,063
	Broadcom Corporation
222,000	2.650%, 1/15/2023	208,998
222,000	3.625%, 1/15/2024	214,816
	Carbonite, Inc., Convertible
284,000	2.500%, 4/1/2022	421,030
	Citrix Systems, Inc., Convertible
340,000	0.500%, 4/15/2019	493,678
	CommScope Technologies Finance, LLC
780,000	6.000%, 6/15/2025[h]	796,575
	Cypress Semiconductor Corporation, Convertible
446,000	4.500%, 1/15/2022	591,243

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Technology (2.3%) - continued
	Diamond 1 Finance Corporation
$205,000	3.480%, 6/1/2019[h]	$205,518
216,000	5.450%, 6/15/2023[h]	225,900
	Equinix, Inc.
675,000	5.750%, 1/1/2025	679,860
	Fidelity National Information Services, Inc.
40,000	3.625%, 10/15/2020	40,259
275,000	2.250%, 8/15/2021	264,764
	FireEye, Inc., Convertible
282,000	0.875%, 6/1/2024[h]	265,709
	Harland Clarke Holdings Corporation
800,000	8.375%, 8/15/2022[h]	784,000
	Hewlett Packard Enterprise Company
268,000	3.600%, 10/15/2020	269,282
	Intel Corporation
160,000	1.700%, 5/19/2021	154,554
70,000	3.100%, 7/29/2022	69,975
	Intel Corporation, Convertible
491,000	3.250%, 8/1/2039	1,175,195
	Marvell Technology Group, Ltd.
112,000	4.200%, 6/22/2023	111,849
	Microchip Technology, Inc., Convertible
181,000	1.625%, 2/15/2027	210,459
	Micron Technology, Inc., Convertible
295,000	2.375%, 5/1/2032	1,605,685
450,000	3.000%, 11/15/2043	810,388
	Microsoft Corporation
216,000	2.400%, 2/6/2022	211,526
	NetApp, Inc.
164,000	2.000%, 9/27/2019	161,707
	NXP BV
565,000	3.875%, 9/1/2022[h]	555,113
	ON Semiconductor Corporation, Convertible
454,000	1.625%, 10/15/2023	574,556
	Oracle Corporation
60,000	2.500%, 5/15/2022	58,407
	Plantronics, Inc.
800,000	5.500%, 5/31/2023[h]	800,400
	Red Hat, Inc., Convertible
99,000	0.250%, 10/1/2019	180,378
	Seagate HDD Cayman
435,000	4.750%, 1/1/2025	417,073
	Sensata Technologies BV
725,000	4.875%, 10/15/2023[h]	728,625
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	58,770
	Vishay Intertechnology, Inc., Convertible
479,000	2.250%, 6/15/2025[h]	469,930
	VMware, Inc.
108,000	2.300%, 8/21/2020	105,666
	Western Digital Corporation, Convertible
259,000	1.500%, 2/1/2024[h]	261,854
	Zendesk, Inc., Convertible
651,000	0.250%, 3/15/2023[h]	703,196

	Total	16,060,887

Transportation (0.4%)
	American Airlines Pass Through Trust
60,019	4.950%, 1/15/2023	61,858
	Avis Budget Car Rental, LLC
395,000	5.125%, 6/1/2022[h]	387,100
	Delta Air Lines, Inc.
162,000	2.875%, 3/13/2020	160,928
29,145	4.950%, 11/23/2020	29,416
	J.B. Hunt Transport Services, Inc.
70,000	3.300%, 8/15/2022	69,429
	Union Pacific Corporation
168,000	3.750%, 7/15/2025	168,322
	United Airlines Pass Through Trust
70,000	3.700%, 12/1/2022	68,913
	United Continental Holdings, Inc.
845,000	4.250%, 10/1/2022	815,425
	XPO Logistics, Inc.
705,000	6.500%, 6/15/2022[h]	722,625

	Total	2,484,016

Utilities (1.1%)
	Alabama Power Company
108,000	2.450%, 3/30/2022	104,992
	Ameren Corporation
70,000	2.700%, 11/15/2020	69,135
	Berkshire Hathaway Energy Company
320,000	2.400%, 2/1/2020	317,384
	Calpine Corporation
560,000	6.000%, 1/15/2022[h]	571,200
420,000	5.375%, 1/15/2023[j]	399,525
	CenterPoint Energy, Inc.
110,000	2.500%, 9/1/2022	105,518
	Consolidated Edison, Inc.
108,000	2.000%, 3/15/2020	106,010
	Dominion Energy, Inc.
216,000	2.579%, 7/1/2020	212,779
	Duke Energy Corporation
216,000	2.400%, 8/15/2022	207,683
	Dynegy, Inc.
700,000	7.375%, 11/1/2022	731,500
	Edison International
108,000	2.125%, 4/15/2020	105,888
	Emera U.S. Finance, LP
116,000	2.150%, 6/15/2019	114,790
	Eversource Energy
109,000	2.500%, 3/15/2021	106,767
	Exelon Generation Company, LLC
88,000	5.200%, 10/1/2019	90,065
162,000	2.950%, 1/15/2020	161,330
	FirstEnergy Corporation
163,000	2.850%, 7/15/2022	157,919
	Fortis, Inc.
180,000	2.100%, 10/4/2021	171,748
	NextEra Energy Capital Holdings, Inc.
95,000	2.300%, 4/1/2019	94,596
	NiSource, Inc.
178,000	3.650%, 6/15/2023[h]	177,756
1,170,000	5.650%, 6/15/2023[b,h,k]	1,161,225
	Pinnacle West Capital Corporation
110,000	2.250%, 11/30/2020	107,348

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.1%)	Value
Utilities (1.1%) - continued
	PPL Capital Funding, Inc.
$260,000	3.500%, 12/1/2022	$258,627
	PSEG Power, LLC
100,000	3.000%, 6/15/2021	98,876
	Southern Company
200,000	1.850%, 7/1/2019	198,013
108,000	2.350%, 7/1/2021	104,608
	TerraForm Power Operating, LLC
895,000	5.000%, 1/31/2028[h]	848,013
	TransCanada Trust
545,000	5.875%, 8/15/2076[b]	539,550

	Total	7,322,845

	Total Long-Term Fixed Income (cost $316,974,834)	320,683,549

Shares	Common Stock (29.1%)
Consumer Discretionary (4.4%)
3,955	Amazon.com, Inc.[m]	6,722,709
36,606	American Axle & Manufacturing Holdings, Inc.[m]	569,589
1,700	AOKI Holdings, Inc.	24,808
1,000	Aoyama Trading Company, Ltd.	33,365
2,700	Autobacs Seven Company, Ltd.	47,809
8,774	Berkeley Group Holdings plc	437,059
1,055	Booking Holdings, Inc.[m]	2,138,580
22,900	Bridgestone Corporation	894,539
3,490	Burlington Stores, Inc.[m]	525,350
62,485	Caesars Entertainment Corporation[m]	668,590
45,357	Carnival Corporation	2,599,410
411	Charter Communications, Inc.[m]	120,509
2,200	Chiyoda Company, Ltd.	50,890
909	Cie Generale des Etablissements Michelin	109,969
3,500	DCM Holdings Company, Ltd.	32,741
3,963	DISH Network Corporation[m]	133,196
6,174	Dollar Tree, Inc.[m]	524,790
21,408	General Motors Company	843,475
31,500	Honda Motor Company, Ltd.	923,611
4,237	Hugo Boss AG	384,250
13,021	Inchcape plc	133,862
1,330	Ipsos SA	45,386
20,300	Las Vegas Sands Corporation	1,550,108
28	Lear Corporation	5,203
12,462	Magna International, Inc.	724,416
10,770	Mediaset Espana Comunicacion SA	90,530
7,177	Netflix, Inc.[m]	2,809,293
428	Nexity SA	27,020
2,358	Next plc	187,694
10,000	NHK Spring Company, Ltd.	94,131
13,169	NIKE, Inc.	1,049,306
103,600	Nissan Motor Company, Ltd.	1,008,048
10,202	Nutrisystem, Inc.	392,777
13,544	Peugeot SA	308,604
1,500	Plenus Company, Ltd.	24,579
3,644	ProSiebenSat.1 Media AG	92,212
4,200	Sangetsu Company, Ltd.	84,999
10,200	Sankyo Company, Ltd.	398,869
23,900	Sekisui House, Ltd.	422,418
2,800	SHIMAMURA Company, Ltd.	246,170
8,559	Six Flags Entertainment Corporation[j]	599,558
8,700	Sumitomo Rubber Industries, Ltd.	137,903
800	Takara Standard Company, Ltd.	13,320
13,413	Toll Brothers, Inc.	496,147
16,400	Toyoda Gosei Company, Ltd.	415,079
13,500	TV Asahi Holdings Corporation	296,141
6,534	Walt Disney Company	684,829
22,100	Wendy’s Company	379,678
700	Whirlpool Corporation	102,361
3,188	Wolters Kluwer NV	179,092

	Total	30,784,972

Consumer Staples (1.1%)
17,409	Altria Group, Inc.	988,657
2,500	Arcs Company, Ltd.	68,213
3,719	Bunge, Ltd.	259,252
48,018	Cott Corporation	794,698
17,855	Empire Company, Ltd.	358,417
3,236	ForFarmers BV	42,005
278	Henkel AG & Company KGaA	30,867
38,200	Japan Tobacco, Inc.	1,067,553
4,000	Lawson, Inc.	249,808
800	Ministop Company, Ltd.	16,135
11,014	Philip Morris International, Inc.	889,270
1,617	Swedish Match AB	79,915
14,279	Unilever NV	795,584
25,786	Unilever plc	1,424,429
14,142	Wesfarmers, Ltd.	515,989

	Total	7,580,792

Energy (1.9%)
2,424	Andeavor	317,980
56,300	BP plc	428,359
3,232	Contura Energy, Inc.	234,966
33,500	Enbridge, Inc.	1,195,615
53,700	Enterprise Products Partners, LP	1,485,879
520	Gaztransport Et Technigaz SA	31,826
48,798	Halliburton Company	2,198,838
9,590	OMV AG	542,390
13,527	Parsley Energy, Inc.[m]	409,598
14,660	Pioneer Natural Resources Company	2,774,258
3,583	Royal Dutch Shell plc, Class A	124,004
35,970	Royal Dutch Shell plc, Class B	1,288,192
8,515	Total SA	517,081
1,410	Whiting Petroleum Corporation[m]	74,335
46,700	Williams Companies, Inc.	1,266,037
29,304	WPX Energy, Inc.[m]	528,351

	Total	13,417,709

Financials (3.9%)
1,998	Affiliated Managers Group, Inc.	297,043
3,559	Anima Holding SPA[h]	19,022
800	Aozora Bank, Ltd.	30,361
220,920	Apollo Investment Corporation	1,230,524
11,832	Arch Capital Group, Ltd.[m]	313,075
129,569	Ares Capital Corporation	2,131,410
13,300	Assured Guaranty, Ltd.	475,209
2,244	ASX, Ltd.	106,966
20,376	Australia & New Zealand Banking Group, Ltd.	426,461
26,766	Banca Monte dei Paschi di Siena SPA[j,m]	77,015
45,116	Banco BPM SPA[m]	131,058
103,603	Banco de Sabadell SA	172,998
27,380	Bank of America Corporation	771,842
11,180	Bankinter SA	108,480
13,770	Barclays plc	34,036
745	BNP Paribas SA	46,083
7,192	CaixaBank SA	30,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (29.1%)	Value
Financials (3.9%) - continued
24,736	CI Financial Corporation	$444,614
24,117	Citigroup, Inc.	1,613,910
17,315	CNP Assurances	393,389
75,076	Direct Line Insurance Group plc	338,793
18,692	DnB ASA	363,990
45,025	E*TRADE Financial Corporation[m]	2,753,729
5,897	Euronext NVh	373,680
14,591	Finecobank Banca Fineco SPA	164,252
62,505	FlexiGroup, Ltd.	102,619
6,489	Genworth MI Canada, Inc.	211,158
4,059	Goldman Sachs Group, Inc.	895,294
129,532	Golub Capital BDC, Inc.	2,370,436
4,367	Hannover Rueckversicherung SE	542,914
141,071	HSBC Holdings plc	1,318,216
8,406	IBERIABANK Corporation	637,175
5,082	Jupiter Fund Management plc	29,795
30,377	KeyCorp	593,567
2,008	Macquarie Group, Ltd.	183,002
390	Markel Corporation[m]	422,897
4,700	Matsui Securities Company, Ltd.	44,863
327,287	Medibank Private, Ltd.	706,689
152,500	Mizuho Financial Group, Inc.	256,884
7,573	National Bank of Canada	363,601
45,661	Old Mutual, Ltd.[m]	90,270
3,136	Pargesa Holding SA	265,434
4,257	Plus500, Ltd.	90,128
3,119	Power Corporation of Canada	69,846
15,220	Quilter plc[h,m]	29,109
33,594	Santander Consumer USA Holdings Inc.	641,309
286	Schroders plc	11,868
2,300	Senshu Ikeda Holdings, Inc.	7,756
17,379	State Street Corporation	1,617,811
2,345	Sun Life Financial, Inc.	94,235
42,462	Synchrony Financial	1,417,382
19,500	United Community Banks, Inc.	598,065
3,507	Wells Fargo & Company	194,428
12,081	Zions Bancorporation	636,548

	Total	27,292,195

Health Care (3.0%)
14,360	Acadia Healthcare Company, Inc.[m]	587,468
1,858	Amplifon SPA	38,418
5,463	Anthem, Inc.	1,300,358
25,700	BioMarin Pharmaceutical, Inc.[m]	2,420,940
21,947	Celgene Corporation[m]	1,743,031
2,581	Danaher Corporation	254,693
37,736	GlaxoSmithKline plc ADR	1,521,138
33,720	Hologic, Inc.[m]	1,340,370
709	Illumina, Inc.[m]	198,017
3,600	Jazz Pharmaceuticals, Inc.[m]	620,280
3,300	KYORIN Holdings, Inc.	68,488
346	LNA Sante	21,786
20,114	Medtronic plc	1,721,959
14,260	Novartis AG	1,080,208
32,257	Novo Nordisk AS	1,489,969
5,014	Roche Holding AG	1,112,397
2,917	Teleflex, Inc.	782,369
16,884	Teva Pharmaceutical Industries, Ltd. ADR	410,619
13,947	UnitedHealth Group, Inc.	3,421,757
3,332	Waters Corporation[m]	645,042

	Total	20,779,307

Industrials (2.9%)
4,362	ACS Actividades de Construccion y Servicios, SAm	175,989
20,331	Atlas Copco AB	529,659
30,859	Atlas Copco AB, Class A	893,694
28,250	BAE Systems plc	240,331
4,200	Boeing Company	1,409,142
8,866	Brink’s Company	707,064
10,066	Caterpillar, Inc.	1,365,654
34,140	CSX Corporation	2,177,449
8,690	Dycom Industries, Inc.[m]	821,292
20,331	Epiroc ABm	186,133
30,859	Epiroc AB, Class Am	323,827
2,443	Ferguson plc	197,658
30,000	GWA Group, Ltd.	75,352
12,476	Honeywell International, Inc.	1,797,168
2,000	Huntington Ingalls Industries, Inc.	433,580
3,600	Inaba Denki Sangyo Company, Ltd.	146,899
16,000	Jacobs Engineering Group, Inc.	1,015,840
8,211	Kirby Corporation[m]	686,440
1,635	Loomis AB	56,645
7,697	Masonite International Corporation[m]	553,029
5,000	Mitsuboshi Belting, Ltd.	62,743
5,264	Monadelphous Group, Ltd.	58,550
11,657	National Express Group plc	61,550
9,700	Nitto Kogyo Corporation	193,817
2,904	Nobina ABh	22,144
3,555	Northgate plc	19,086
7,060	Oshkosh Corporation	496,459
27,536	PageGroup plc	204,180
1,160	Rockwool International AS	452,175
12,028	Royal Mail plc	80,021
5,847	Sandvik AB	103,264
2,653	Schindler Holding AG, Participation Certificate	569,607
8,263	Schneider Electric SE	687,208
35	SGS SA	93,002
4,100	ShinMaywa Industries, Ltd.	48,093
25,596	SKF AB	473,840
7,268	Smiths Group plc	162,348
662	Societa Iniziative Autostradali e Servizi SPA	9,931
1,540	Spirax-Sarco Engineering plc	132,060
49,800	Sumitomo Electric Industries, Ltd.	740,657
1,400	Taikisha, Ltd.	42,432
3,800	Toppan Forms Company, Ltd.	38,419
33,000	Toppan Printing Company, Ltd.	258,161
10,539	Transcontinental, Inc.[j]	244,746
15,000	Tsubakimoto Chain Company	118,966
6,580	Vinci SA	631,623
3,775	WABCO Holdings, Inc.[m]	441,751
1,600	Yuasa Trading Company, Ltd.	50,952

	Total	20,290,630

Information Technology (5.7%)
6,800	Akamai Technologies, Inc.[m]	497,964
1,370	Alphabet, Inc., Class Am	1,546,990
1,569	Alphabet, Inc., Class Cm	1,750,455
5,526	Amadeus IT Holding SA	434,523
18,100	Apple, Inc.	3,350,491
8,900	Autodesk, Inc.[m]	1,166,701
6,846	Belden, Inc.	418,428
10,300	Blackline, Inc.[m]	447,329
5,100	Canon, Inc.	167,237
7,015	Capgemini SA	940,080
19,621	Carsales.com, Ltd.	219,321
6,579	CGI Group, Inc.[m]	416,914

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (29.1%)	Value
Information Technology (5.7%) - continued
23,624	Ciena Corporation[m]	$626,272
85,621	Cisco Systems, Inc.	3,684,272
8,840	Dolby Laboratories, Inc.	545,340
4,541	F5 Networks, Inc.[m]	783,095
12,910	Facebook, Inc.[m]	2,508,671
100	Hirose Electric Company, Ltd.	12,367
2,897	Intel Corporation	144,010
2,000	ITOCHU Techno-Solutions Corporation	34,499
17,802	Juniper Networks, Inc.	488,131
52,200	Konica Minolta Holdings, Inc.	484,120
1,120	Kulicke and Soffa Industries, Inc.	26,678
5,800	Kyocera Corporation	326,180
1,430	Lam Research Corporation	247,176
7,100	MasterCard, Inc.	1,395,292
27,370	Microsoft Corporation	2,698,956
4,800	NEC Networks & System Integration Corporation	107,884
6,713	New Relic, Inc.[m]	675,261
3,696	NVIDIA Corporation	875,582
5,113	NXP Semiconductors NVm	558,698
31,000	PayPal Holdings, Inc.[m]	2,581,370
2,938	Red Hat, Inc.[m]	394,779
37,995	RELX NV	807,731
32,986	RELX plc	704,414
1,900	Ryoyo Electro Corporation	30,685
8,990	Salesforce.com, Inc.[m]	1,226,236
3,563	Seagate Technology plc	201,203
28,100	Shinko Electric Industries Company, Ltd.	250,785
3,037	TE Connectivity, Ltd.	273,512
20,800	Twitter, Inc.[m]	908,336
23,720	Visa, Inc.	3,141,714
25,933	Xilinx, Inc.	1,692,388
8,900	Yahoo Japan Corporation	29,485

	Total	39,821,555

Materials (1.4%)
1,460	Ashland Global Holdings, Inc.	114,143
16,821	BASF SE	1,605,878
38,593	BHP Billiton plc	866,120
22,340	BHP Billiton, Ltd.	558,992
3,685	Canfor Corporation[m]	88,688
4,919	Crown Holdings, Inc.[m]	220,174
23,500	Daicel Corporation	259,601
1,403	Eagle Materials, Inc.	147,273
13,663	Evonik Industries AG	467,463
4,264	Ferrexpo plc	10,253
2,440	FMC Corporation	217,672
9,808	Granges AB	127,982
2,400	Hokuetsu Kishu Paper Company, Ltd.	12,341
4,200	JSR Corporation	71,376
5,000	Kaneka Corporation	44,778
19,500	Kuraray Company, Ltd.	268,192
9,700	Kyoei Steel, Ltd.	183,038
5,832	Lundin Mining Corporation	32,428
8,032	Methanex Corporation	567,862
15,060	Mondi plc	406,290
4,548	Navigator Company SA	27,006
3,324	Neenah, Inc.	282,041
6,500	Nippon Kayaku Company, Ltd.	72,613
3,080	Packaging Corporation of America	344,313
706	Rio Tinto plc	38,914
3,101	Rio Tinto, Ltd.	191,596
26,786	Sandfire Resources NL	181,371
500	Sanyo Special Steel Company, Ltd.	11,923
3,770	Sensient Technologies Corporation	269,743
1,400	Taiyo Holdings Company, Ltd.	57,410
6,300	Toagosei Company, Ltd.	72,698
27,152	UPM-Kymmene Oyj	966,751
5,527	Valvoline, Inc.	119,217
18,185	Verso Corporation[m]	395,706
1,200	Yamato Kogyo Company, Ltd.	36,200

	Total	9,338,046

Real Estate (3.6%)
1,900	Acadia Realty Trust	52,003
746	Agree Realty Corporation	39,366
1,600	Alexander & Baldwin, Inc.	37,600
6,825	Alexandria Real Estate Equities, Inc.	861,110
1,000	American Assets Trust, Inc.	38,290
3,100	American Campus Communities, Inc.	132,928
10,150	American Tower Corporation	1,463,326
3,600	Apartment Investment & Management Company	152,280
1,000	Armada Hoffler Properties, Inc.	14,900
2,577	Artis Real Estate Investment Trust	25,698
3,200	AvalonBay Communities, Inc.	550,048
5,027	Boston Properties, Inc.	630,486
8,530	Camden Property Trust	777,339
1,700	CareTrust REIT, Inc.	28,373
3,900	CBL & Associates Properties, Inc.	21,723
1,800	Cedar Realty Trust, Inc.	8,496
1,000	Chatham Lodging Trust	21,220
1,301	Chesapeake Lodging Trust	41,164
400	Community Healthcare Trust, Inc.	11,948
2,700	CoreCivic, Inc.	64,503
750	CoreSite Realty Corporation	83,115
2,300	Corporate Office Properties Trust	66,677
9,590	Cousins Properties, Inc.	92,927
13,237	Crown Castle International Corporation	1,427,213
2,250	CyrusOne, Inc.	131,310
2,200	DCT Industrial Trust, Inc.	146,806
4,618	DiamondRock Hospitality Company	56,709
4,762	Digital Realty Trust, Inc.	531,344
3,600	Douglas Emmett, Inc.	144,648
29,511	Duke Realty Corporation	856,704
1,300	Easterly Government Properties, Inc.	25,688
754	EastGroup Properties, Inc.	72,052
1,700	Education Realty Trust, Inc.	70,550
1,466	EPR Properties	94,982
2,422	Equinix, Inc.	1,041,194
11,240	Equity Residential	715,876
1,515	Essex Property Trust, Inc.	362,191
2,900	Extra Space Storage, Inc.	289,449
1,700	Federal Realty Investment Trust	215,135
2,800	First Industrial Realty Trust, Inc.	93,352
1,400	Four Corners Property Trust, Inc.	34,482
2,400	Franklin Street Properties Corporation	20,544
40,627	General Growth Properties, Inc.	830,010
2,850	GEO Group, Inc.	78,489
700	Getty Realty Corporation	19,719
1,600	Global Net Lease, Inc.	32,688
2,200	Government Properties Income Trust	34,870
33,000	Hang Lung Properties, Ltd.	67,785
10,800	HCP, Inc.	278,856
2,850	Healthcare Realty Trust, Inc.	82,878
800	Hersha Hospitality Trust	17,160
2,400	Highwoods Properties, Inc.	121,752
3,700	Hospitality Properties Trust	105,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (29.1%)	Value
Real Estate (3.6%) - continued
32,291	Host Hotels & Resorts, Inc.	$680,371
55,000	Hysan Development Company, Ltd.	306,982
2,000	Independence Realty Trust, Inc.	20,620
6,450	Iron Mountain, Inc.	225,815
2,190	JBG SMITH Properties	79,869
2,300	Kilroy Realty Corporation	173,972
9,744	Kimco Realty Corporation	165,551
1,900	Kite Realty Group Trust	32,452
1,869	Lamar Advertising Company	127,671
2,600	LaSalle Hotel Properties	88,998
4,900	Lexington Realty Trust	42,777
3,400	Liberty Property Trust	150,722
1,091	Life Storage, Inc.	106,165
900	LTC Properties, Inc.	38,466
2,550	Macerich Company	144,917
2,000	Mack-Cali Realty Corporation	40,560
8,400	Medical Properties Trust, Inc.	117,936
2,649	Mid-America Apartment Communities, Inc.	266,675
3,500	National Retail Properties, Inc.	153,860
1,153	National Storage Affiliates Trust	35,535
4,550	Omega Healthcare Investors, Inc.	141,050
1,600	Pennsylvania REIT	17,584
1,370	PotlatchDeltic Corporation	69,665
16,503	Prologis, Inc.	1,084,082
425	PS Business Parks, Inc.	54,613
4,542	Public Storage, Inc.	1,030,398
2,100	Quality Care Properties, Inc.[m]	45,171
1,800	Ramco-Gershenson Properties Trust	23,778
2,900	Rayonier, Inc. REIT	112,201
6,543	Realty Income Corporation	351,948
3,460	Regency Centers Corporation	214,797
2,600	Retail Opportunity Investments Corporation	49,816
17,000	Road King Infrastructure, Ltd.	29,641
4,080	Sabra Health Care REIT, Inc.	88,658
200	Saul Centers, Inc.	10,716
2,750	SBA Communications Corporation[m]	454,080
5,475	Senior Housing Property Trust	99,043
9,502	Simon Property Group, Inc.	1,617,145
2,100	SL Green Realty Corporation	211,113
2,398	Summit Hotel Properties, Inc.	34,315
14,000	Sun Hung Kai Properties, Ltd.	210,923
5,500	Swire Pacific, Ltd.	58,134
2,079	Tanger Factory Outlet Centers, Inc.	48,836
1,380	Taubman Centers, Inc.	81,089
6,100	UDR, Inc.	228,994
3,800	Uniti Group, Inc.	76,114
200	Universal Health Realty Income Trust	12,796
2,400	Urban Edge Properties	54,888
600	Urstadt Biddle Properties, Inc.	13,578
8,250	Ventas, Inc.	469,838
5,640	Vornado Realty Trust	416,909
4,200	Washington Prime Group, Inc.	34,062
2,700	Weingarten Realty Investors	83,187
8,489	Welltower, Inc.	532,175
17,400	Weyerhaeuser Company	634,404
900	Whitestone REIT	11,232
40,700	Wing Tai Holdings, Ltd.	59,367

	Total	24,982,067

Telecommunications Services (0.5%)
5,506	Freenet AGj	145,588
120,060	KCOM Group plc	153,379
2,700	KDDI Corporation	73,831
100	Nippon Telegraph & Telephone Corporation	4,543
56,100	NTT DOCOMO, Inc.	1,429,561
38,557	Telenor ASA	789,667
17,284	Zayo Group Holdings, Inc.[m]	630,520

	Total	3,227,089

Utilities (0.7%)
825	Alpha Natural Resources Holdings, Inc.[m]	23,925
3,106	ANR, Inc.[m]	85,726
23,685	Enagas SA	690,804
14,021	MDU Resources Group, Inc.	402,122
29,000	Osaka Gas Company, Ltd.	600,473
44,900	PG&E Corporation	1,910,944
10,734	PNM Resources, Inc.	417,553
15,000	Tokyo Gas Company, Ltd.	398,284
1,072	Verbund AG	34,593
19,990	Vistra Energy Corporation[m]	472,963

	Total	5,037,387

	Total Common Stock (cost $176,607,119)	202,551,749

	Registered Investment Companies (6.5%)
Affiliated Fixed Income Holdings (4.8%)
3,672,421	Thrivent Core Emerging Markets Debt Fund	33,639,380

	Total	33,639,380

Equity Funds/Exchange Traded Funds (0.9%)
8,480	Altaba, Inc.[m]	620,821
49,737	Materials Select Sector SPDR Fund	2,888,227
9,429	SPDR S&P Homebuilders ETF	372,917
25,000	Vanguard High Dividend Yield ETF	2,076,250

	Total	5,958,215

Fixed Income Funds/Exchange Traded Funds (0.8%)
69,000	Invesco Senior Loan ETF	1,580,100
50,825	Vanguard Short-Term Corporate Bond ETF	3,969,433

	Total	5,549,533

	Total Registered Investment Companies (cost $46,044,586)	45,147,128

	Preferred Stock (1.6%)
Consumer Staples (0.2%)
26,000	CHS, Inc., 6.750%[b,k]	687,960
31,200	CHS, Inc., 7.100%[b,k]	851,136

	Total	1,539,096

Energy (0.3%)
96,009	Crestwood Equity Partners, LP, 9.250%[k,m]	940,888
33,075	NuStar Logistics, LP, 9.082%[b]	838,782

	Total	1,779,670

Financials (1.0%)
6,475	Agribank FCB, 6.875%[b,k]	692,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Preferred Stock (1.6%)	Value
Financials (1.0%) - continued
24,426	Annaly Capital Management, Inc., 7.500%[k]	$615,779
8,650	CoBank ACB, 6.250%[b,k]	899,600
16,623	Federal National Mortgage Association, 0.000%[k,m]	105,057
635	First Tennessee Bank NA, 3.750%[b,h,k]	498,475
29,050	GMAC Capital Trust I, 8.128%[b]	764,015
22,200	Morgan Stanley, 7.125%[b,k]	626,484
13,500	U.S. Bancorp, 6.500%[b,k]	373,950
1,699	Wells Fargo & Company, Convertible, 7.500%[k]	2,139,823

	Total	6,716,008

Real Estate (0.1%)
25,525	Colony Capital, Inc., 8.75%[k]	662,119

	Total	662,119

Utilities (<0.1%)
7,325	Entergy Arkansas, Inc., 4.875%	179,023

	Total	179,023

	Total Preferred Stock (cost $10,607,365)	10,875,916

	Collateral Held for Securities Loaned (0.6%)
3,796,766	Thrivent Cash Management Trust	3,796,766

	Total Collateral Held for Securities Loaned (cost $3,796,766)	3,796,766

Shares or Principal Amount	Short-Term Investments (13.6%)
	Federal Home Loan Bank Discount Notes
400,000	1.715%, 7/5/2018[n,o]	399,938
100,000	1.800%, 7/18/2018[n,o]	99,917
1,200,000	1.910%, 8/27/2018[n,o]	1,196,415
	Thrivent Core Short-Term Reserve Fund
9,303,009	2.290%	93,030,094

	Total Short-Term Investments (cost $94,726,216)	94,726,364

	Total Investments (cost $741,752,330) 110.7%	$769,625,708

	Other Assets and Liabilities, Net (10.7%)	(74,629,352)

	Total Net Assets 100.0%	$694,996,356

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $82,753,260 or 11.9% of total net assets.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
j	All or a portion of the security is on loan.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Portfolio as of June 29, 2018 was $28,392,455 or 4.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$782,462
Apidos CLO XVIII, 7/22/2026	4/4/2017	650,000
Babson CLO, Ltd., 7/20/2029	5/18/2018	1,400,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	1,400,316
Cascade Funding Mortgage Trust, 6/25/2048	6/29/2018	1,599,979
CIM Trust, 9/25/2057	4/23/2018	1,252,660
CLUB Credit Trust, 4/17/2023	6/14/2017	503,631
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	283,100
Digicel, Ltd., 4/15/2021	6/9/2014	769,074
Foundation Finance Trust, 7/15/2033	12/6/2017	957,484
Harley Marine Financing, LLC, 5/15/2043	5/9/2018	1,346,611
Liberty Mutual Group, Inc., 6/15/2058	1/12/2009	538,659
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	1,450,000
Neuberger Berman CLO XIV, Ltd., 1/28/2030	5/21/2018	947,694
Neuberger Berman CLO, Ltd., 4/22/2029	5/24/2018	480,196
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	1,077,491
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	975,000
Preston Ridge Partners Mortgage Trust, LLC, 4/25/2023	4/26/2018	1,446,179
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	537,714
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	749,330
Radnor RE, Ltd., 3/25/2028	3/13/2018	1,700,000
Radnor RE, Ltd., 3/25/2028	6/25/2018	1,250,781
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	1,363,778
Sound Point CLO, Ltd., 1/20/2028	6/5/2018	1,150,000
Spirit Master Funding, LLC, 12/20/2047	1/23/2018	1,899,429
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	98,106
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	54,975
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	352,890
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	1,225,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of June 29, 2018:

Securities Lending Transactions

Taxable Debt Security	$2,661,392
Common Stock	1,010,655

Total lending	$3,672,047
Gross amount payable upon return of collateral for securities loaned	$3,796,766

Net amounts due to counterparty	$124,719

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
COF 11	-	11th District Cost of Funds
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

HIGH YIELD PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.0%)[a]	Value
Basic Materials (0.4%)
	Contura Energy, Inc., Term Loan
$3,382,612	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	$3,382,612

	Total	3,382,612

Capital Goods (0.2%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,729,957	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,716,982

	Total	1,716,982

Communications Services (0.5%)
	Frontier Communications Corporation, Term Loan
4,232,250	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	4,178,035

	Total	4,178,035

Consumer Cyclical (0.5%)
	Cengage Learning Acquisitions, Term Loan
4,160,088	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	3,811,681

	Total	3,811,681

Consumer Non-Cyclical (0.3%)
	Revlon Consumer Products Corporation, Term Loan
3,367,459	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	2,592,943

	Total	2,592,943

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
1,050,000	9.594%, (LIBOR 1M + 7.500%), 8/23/2021[b]	1,097,471

	Total	1,097,471

	Total Bank Loans (cost $17,026,959)	16,779,724

	Long-Term Fixed Income (94.0%)
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
1,600,028	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[c]	1,147,708

	Total	1,147,708

Basic Materials (9.5%)
	Alcoa Nederland Holding BV
1,575,000	6.750%, 9/30/2024[d]	1,660,979
1,575,000	7.000%, 9/30/2026[d]	1,669,500
1,070,000	6.125%, 5/15/2028[d]	1,076,687
	Alcoa, Inc.
1,605,000	5.125%, 10/1/2024	1,594,038
	Anglo American Capital plc
4,205,000	4.750%, 4/10/2027[d]	4,144,374
	ArcelorMittal SA
1,885,000	5.500%, 3/1/2021	1,964,170
1,014,000	6.125%, 6/1/2025	1,092,585
	Big River Steel, LLC
3,610,000	7.250%, 9/1/2025[d]	3,709,636
	BWAY Holding Company
2,670,000	5.500%, 4/15/2024[d]	2,603,250
	Chemours Company
2,140,000	5.375%, 5/15/2027	2,070,450
	Cleveland-Cliffs, Inc.
3,205,000	5.750%, 3/1/2025	3,036,737
	Consolidated Energy Finance SA
2,670,000	6.875%, 6/15/2025[d]	2,740,088
	First Quantum Minerals, Ltd.
2,140,000	7.000%, 2/15/2021[d]	2,161,400
2,675,000	7.250%, 4/1/2023[d]	2,675,000
2,140,000	6.875%, 3/1/2026[d]	2,049,050
	FMG Resources Property, Ltd.
3,200,000	5.125%, 5/15/2024[d]	3,044,000
	Grinding Media, Inc.
3,500,000	7.375%, 12/15/2023[d]	3,648,750
	Hexion, Inc.
2,565,000	6.625%, 4/15/2020	2,401,866
1,600,000	10.375%, 2/1/2022[d]	1,568,000
	Hudbay Minerals, Inc.
375,000	7.250%, 1/15/2023[d]	386,250
750,000	7.625%, 1/15/2025[d]	785,625
	Kinross Gold Corporation
4,280,000	4.500%, 7/15/2027[d]	3,926,900
	Krayton Polymers, LLC
2,675,000	7.000%, 4/15/2025[d]	2,768,625
	Mercer International, Inc.
3,215,000	5.500%, 1/15/2026[d]	3,118,550
	Midwest Vanadium, Pty. Ltd.
3,197,756	11.500%, 2/15/2018*,e,f	2,079
	Novelis Corporation
1,570,000	6.250%, 8/15/2024[d]	1,570,000
2,240,000	5.875%, 9/30/2026[d]	2,144,800
	OCI NV
750,000	6.625%, 4/15/2023[d]	761,775
	Olin Corporation
3,210,000	5.000%, 2/1/2030	3,041,475
	Peabody Securities Finance Corporation
3,180,000	6.000%, 3/31/2022[d]	3,219,750
	Platform Specialty Products Corporation
3,500,000	5.875%, 12/1/2025[d]	3,421,250
	Teck Resources, Ltd.
1,050,000	8.500%, 6/1/2024[d]	1,151,063
	Trinseo Materials Operating SCA
3,200,000	5.375%, 9/1/2025[d]	3,172,000
	United States Steel Corporation
2,135,000	6.875%, 8/15/2025	2,147,703
2,650,000	6.250%, 3/15/2026	2,621,844

	Total	79,150,249

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

HIGH YIELD PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Capital Goods (10.5%)
	Abengoa Abnewco 2 SAU
$3,811,150	0.236%,PIK 1.264%, 9/29/2022*,g	$743,174
	ABG Orphan Holdco SARL
278,793	2.211%,PIK 11.789%, 2/28/2021*,g	299,173
268,038	4.902%,PIK 9.098%, 2/28/2021*,g	286,378
	Advanced Disposal Services, Inc.
3,155,000	5.625%, 11/15/2024[d]	3,139,225
	AECOM
1,065,000	5.875%, 10/15/2024	1,098,281
1,590,000	5.125%, 3/15/2027	1,498,575
	Arconic, Inc.
1,605,000	5.900%, 2/1/2027	1,617,037
	Ardagh Packaging Finance plc
4,190,000	7.250%, 5/15/2024[d]	4,357,600
3,720,000	6.000%, 2/15/2025[d]	3,622,350
	BBA US Holdings, Inc.
540,000	5.375%, 5/1/2026[d]	542,030
	Berry Global, Inc.
1,740,000	4.500%, 2/15/2026[d]	1,622,550
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,314,262
	Bombardier, Inc.
2,945,000	7.500%, 3/15/2025[d]	3,066,481
	BWAY Holding Company
3,205,000	7.250%, 4/15/2025[d]	3,124,875
	Cemex SAB de CV
2,750,000	5.700%, 1/11/2025[d]	2,718,375
2,670,000	6.125%, 5/5/2025[d]	2,714,055
	Crown Cork & Seal Company, Inc.
3,210,000	7.375%, 12/15/2026	3,466,800
	Eagle Materials, Inc.
1,047,000	4.500%, 8/1/2026	1,051,582
	Flex Acquisition Company, Inc.
3,205,000	6.875%, 1/15/2025[d]	3,084,813
1,300,000	7.875%, 7/15/2026[d]	1,294,930
	GFL Environmental, Inc.
3,210,000	7.000%, 6/1/2026[d]	3,073,575
	H&E Equipment Services, Inc.
4,971,000	5.625%, 9/1/2025	4,884,008
	Herc Rentals, Inc.
4,105,000	7.750%, 6/1/2024[d]	4,382,088
	James Hardie International Finance Designated Activity Company
1,600,000	5.000%, 1/15/2028[d]	1,512,000
	Jeld-Wen, Inc.
2,670,000	4.875%, 12/15/2027[d]	2,483,100
	Masonite International Corporation
3,535,000	5.625%, 3/15/2023[d]	3,613,477
	New Enterprise Stone & Lime Company, Inc.
2,145,000	6.250%, 3/15/2026[d]	2,166,450
	Owens-Brockway Glass Container, Inc.
3,070,000	5.875%, 8/15/2023[d]	3,104,538
	Reynolds Group Issuer, Inc.
2,175,000	5.125%, 7/15/2023[d]	2,147,813
	Ritchie Bros. Auctioneers, Inc.
1,455,000	5.375%, 1/15/2025[d]	1,411,350
	Summit Materials, LLC
2,650,000	6.125%, 7/15/2023	2,689,750
2,135,000	5.125%, 6/1/2025[d]	2,006,900
	U.S. Concrete, Inc.
2,880,000	6.375%, 6/1/2024	2,880,000
	United Rentals North America, Inc.
1,060,000	5.500%, 7/15/2025	1,067,950
2,620,000	5.875%, 9/15/2026	2,639,650
	Waste Pro USA, Inc.
1,000,000	5.500%, 2/15/2026[d]	961,250

	Total	86,686,445

Communications Services (15.2%)
	Altice Financing SA
1,840,000	6.625%, 2/15/2023[d]	1,813,320
3,145,000	7.500%, 5/15/2026[d]	3,041,844
	AMC Networks, Inc.
3,100,000	5.000%, 4/1/2024	3,053,500
	Block Communications, Inc.
3,720,000	6.875%, 2/15/2025[d]	3,710,700
	CBS Radio, Inc.
1,835,000	7.250%, 11/1/2024[d,h]	1,747,837
	CCO Holdings, LLC
5,500,000	5.875%, 4/1/2024[d]	5,527,500
	CCOH Safari, LLC
2,500,000	5.750%, 2/15/2026[d]	2,456,250
	Cengage Learning, Inc.
1,705,000	9.500%, 6/15/2024[d,h]	1,440,725
	CenturyLink, Inc.
2,145,000	7.500%, 4/1/2024[h]	2,203,987
	Clear Channel Worldwide Holdings, Inc.
2,680,000	7.625%, 3/15/2020	2,664,027
3,195,000	6.500%, 11/15/2022	3,258,900
	Digicel Group, Ltd.
1,765,000	8.250%, 9/30/2020[d]	1,332,575
	Digicel, Ltd.
5,750,000	6.000%, 4/15/2021*,h	5,189,375
	Embarq Corporation
2,670,000	7.995%, 6/1/2036	2,519,812
	Frontier Communications Corporation
1,875,000	10.500%, 9/15/2022	1,701,562
	Gray Television, Inc.
3,560,000	5.875%, 7/15/2026[d]	3,386,450
	Intelsat Jackson Holdings SA
8,570,000	5.500%, 8/1/2023	7,689,004
	Level 3 Financing, Inc.
5,510,000	5.375%, 5/1/2025	5,303,375
1,700,000	5.250%, 3/15/2026	1,616,870
	McGraw-Hill Global Education Holdings, LLC
3,145,000	7.875%, 5/15/2024[d,h]	2,909,125
	Meredith Corporation
4,150,000	6.875%, 2/1/2026[d]	4,092,938
	Neptune Finco Corporation
4,733,000	10.875%, 10/15/2025[d]	5,456,202
	Qualitytech, LP
3,740,000	4.750%, 11/15/2025[d]	3,500,453

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

HIGH YIELD PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Communications Services (15.2%) - continued
	SFR Group SA
$3,590,000	6.000%, 5/15/2022[d]	$3,612,438
2,710,000	6.250%, 5/15/2024[d]	2,632,088
2,620,000	7.375%, 5/1/2026[d]	2,561,574
	Sinclair Television Group, Inc.
1,570,000	5.875%, 3/15/2026[d]	1,526,825
2,140,000	5.125%, 2/15/2027[d]	1,968,800
	Sprint Communications, Inc.
5,130,000	6.000%, 11/15/2022	5,085,113
	Sprint Corporation
15,495,000	7.625%, 2/15/2025	15,882,375
	T-Mobile USA, Inc.
3,450,000	6.000%, 4/15/2024	3,570,750
	VeriSign, Inc.
2,630,000	4.750%, 7/15/2027	2,510,861
	Virgin Media Secured Finance plc
1,170,000	5.250%, 1/15/2026[d]	1,082,250
1,050,000	5.500%, 8/15/2026[d]	982,905
	Windstream Services, LLC
3,880,000	8.625%, 10/31/2025[d]	3,686,000
	Zayo Group, LLC
3,925,000	6.375%, 5/15/2025	3,998,594
1,860,000	5.750%, 1/15/2027[d]	1,827,450

	Total	126,544,354

Consumer Cyclical (13.9%)
	Allison Transmission, Inc.
3,835,000	5.000%, 10/1/2024[d]	3,772,681
	AMC Entertainment Holdings, Inc.
2,145,000	5.750%, 6/15/2025	2,102,100
	American Axle & Manufacturing, Inc.
4,268,000	6.250%, 4/1/2025[h]	4,235,990
	Brookfield Residential Properties, Inc.
3,960,000	6.125%, 7/1/2022[d]	3,974,850
	Choice Hotels International, Inc.
3,445,000	5.750%, 7/1/2022	3,574,187
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,384,941
	Dana Financing Luxembourg SARL
3,925,000	6.500%, 6/1/2026[d]	3,983,875
	Hanesbrands, Inc.
4,145,000	4.875%, 5/15/2026[d]	3,999,925
	Hertz Corporation
2,135,000	7.625%, 6/1/2022[d]	2,049,600
	Hilton Escrow Issuer, LLC
4,280,000	4.250%, 9/1/2024	4,071,350
	KAR Auction Services, Inc.
2,670,000	5.125%, 6/1/2025[d]	2,549,850
	KB Home
2,000,000	8.000%, 3/15/2020	2,130,000
	L Brands, Inc.
1,860,000	5.625%, 2/15/2022	1,887,900
1,413,000	6.694%, 1/15/2027[d]	1,349,415
	Landry’s, Inc.
3,700,000	6.750%, 10/15/2024[d]	3,700,666
	Lennar Corporation
3,710,000	4.125%, 1/15/2022	3,672,900
1,525,000	4.500%, 4/30/2024	1,469,795
1,590,000	4.750%, 5/30/2025	1,538,325
	Live Nation Entertainment, Inc.
3,265,000	4.875%, 11/1/2024[d]	3,158,887
530,000	5.625%, 3/15/2026[d]	526,025
	LKQ Corporation
4,005,000	4.750%, 5/15/2023	3,984,975
	Mattamy Group Corporation
3,180,000	6.875%, 12/15/2023[d]	3,223,248
1,070,000	6.500%, 10/1/2025[d]	1,049,199
	MGM Resorts International
3,500,000	5.750%, 6/15/2025	3,495,625
	Navistar International Corporation
3,500,000	6.625%, 11/1/2025[d]	3,596,250
	New Red Finance, Inc.
2,410,000	5.000%, 10/15/2025[d]	2,280,342
	Prime Security Services Borrower, LLC
2,635,000	9.250%, 5/15/2023[d]	2,812,863
	RHP Hotel Properties, LP
790,000	5.000%, 4/15/2021	791,975
960,000	5.000%, 4/15/2023	952,800
	Rite Aid Corporation
3,160,000	6.125%, 4/1/2023[d]	3,204,240
	Scientific Games International, Inc.
2,190,000	6.625%, 5/15/2021	2,217,375
2,650,000	10.000%, 12/1/2022	2,822,250
2,000,000	5.000%, 10/15/2025[d]	1,905,000
	Seminole Indian Tribe of Florida
2,100,000	7.804%, 10/1/2020*	2,100,000
	ServiceMaster Company, LLC
2,670,000	5.125%, 11/15/2024[d]	2,589,900
	Six Flags Entertainment Corporation
5,355,000	4.875%, 7/31/2024[d]	5,203,454
	Stars Group Holdings BV
2,550,000	7.000%, 7/15/2026[d,i]	2,575,500
	Station Casinos, LLC
530,000	5.000%, 10/1/2025[d]	498,200
	Studio City Finance, Ltd.
2,665,000	8.500%, 12/1/2020[d,h]	2,678,325
	Toll Brothers Finance Corporation
1,596,000	4.875%, 11/15/2025	1,536,150
	Tunica-Biloxi Gaming Authority
6,051,624	3.780%, 12/15/2020*	1,467,519
	Wabash National Corporation
3,750,000	5.500%, 10/1/2025[d]	3,600,000
	Wyndham Destinations, Inc.
1,110,000	4.500%, 4/1/2027	1,082,250
	Yum! Brands, Inc.
2,090,000	5.250%, 6/1/2026[d]	2,058,650

	Total	115,859,352

Consumer Non-Cyclical (10.2%)
	Air Medical Merger Sub Corporation
3,190,000	6.375%, 5/15/2023[d,h]	2,966,700
	Albertsons Companies, LLC
4,170,000	6.625%, 6/15/2024	3,930,225
	Alliance One International, Inc.
3,100,000	9.875%, 7/15/2021[h]	2,836,500
	Cott Holdings, Inc.
2,138,000	5.500%, 4/1/2025[d]	2,079,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

HIGH YIELD PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Consumer Non-Cyclical (10.2%) - continued
	Energizer Holdings, Inc.
$4,240,000	5.500%, 6/15/2025[d]	$4,165,800
	HCA, Inc.
2,645,000	6.500%, 2/15/2020	2,754,106
4,810,000	5.875%, 3/15/2022	5,014,425
2,035,000	4.750%, 5/1/2023	2,029,912
3,705,000	5.375%, 2/1/2025	3,648,313
	JBS USA, LLC
3,250,000	5.875%, 7/15/2024[d]	3,103,750
3,470,000	5.750%, 6/15/2025[d]	3,227,100
	Mallinckrodt International Finance SA
2,005,000	5.625%, 10/15/2023[d,h]	1,671,168
	MPH Acquisition Holdings, LLC
4,190,000	7.125%, 6/1/2024[d]	4,294,750
	Pilgrim’s Pride Corporation
3,215,000	5.750%, 3/15/2025[d]	3,086,400
	Post Holdings, Inc.
1,590,000	5.500%, 3/1/2025[d]	1,552,238
3,210,000	5.000%, 8/15/2026[d]	2,993,325
	Simmons Foods, Inc.
3,695,000	5.750%, 11/1/2024[d]	3,205,413
	Spectrum Brands, Inc.
4,280,000	5.750%, 7/15/2025	4,226,500
	Teleflex, Inc.
2,525,000	5.250%, 6/15/2024	2,600,750
	Tenet Healthcare Corporation
3,250,000	6.000%, 10/1/2020	3,339,375
530,000	7.500%, 1/1/2022[d]	551,200
	Teva Pharmaceutical Finance Netherlands III BV
1,070,000	3.150%, 10/1/2026	859,684
1,070,000	6.750%, 3/1/2028[h]	1,090,195
	Valeant Pharmaceuticals International, Inc.
1,590,000	5.625%, 12/1/2021[d]	1,564,163
2,600,000	7.250%, 7/15/2022[d]	2,662,816
7,910,000	5.500%, 3/1/2023[d]	7,356,300
2,675,000	5.875%, 5/15/2023[d]	2,512,828
2,680,000	8.500%, 1/31/2027[d]	2,720,200
	VPII Escrow Corporation
3,170,000	7.500%, 7/15/2021[d]	3,219,531

	Total	85,262,872

Energy (15.5%)
	Alliance Resource Operating Partners, LP
2,670,000	7.500%, 5/1/2025[d]	2,843,550
	Antero Resources Corporation
1,585,000	5.125%, 12/1/2022	1,588,962
2,640,000	5.625%, 6/1/2023	2,673,000
	California Resources Corporation
5,890,000	8.000%, 12/15/2022[d,h]	5,345,175
	Centennial Resource Production, LLC
5,085,000	5.375%, 1/15/2026[d]	4,945,162
	Cheniere Corpus Christi Holdings, LLC
2,200,000	7.000%, 6/30/2024	2,398,000
4,805,000	5.875%, 3/31/2025	4,997,200
	Cheniere Energy Partners, LP
4,285,000	5.250%, 10/1/2025[d]	4,179,803
	Chesapeake Energy Corporation
3,446,000	8.000%, 1/15/2025[h]	3,509,579
	Continental Resources, Inc.
2,610,000	4.500%, 4/15/2023	2,650,332
	CrownRock Finance, Inc.
3,750,000	5.625%, 10/15/2025[d]	3,618,750
	Diamondback Energy, Inc.
3,210,000	4.750%, 11/1/2024	3,129,750
	Endeavor Energy Resources, LP
650,000	5.500%, 1/30/2026[d]	630,500
2,675,000	5.750%, 1/30/2028[d]	2,608,125
	Energy Transfer Equity, LP
2,280,000	4.250%, 3/15/2023	2,200,223
4,245,000	5.500%, 6/1/2027	4,245,000
	EnLink Midstream Partners, LP
2,675,000	4.150%, 6/1/2025	2,471,538
	Ensco plc
3,740,000	4.500%, 10/1/2024	3,080,825
	Genesis Energy, LP
1,914,000	6.750%, 8/1/2022	1,933,140
	Hornbeck Offshore Services, Inc.
2,115,000	5.875%, 4/1/2020	1,575,675
1,590,000	5.000%, 3/1/2021	1,041,450
	MEG Energy Corporation
2,290,000	6.375%, 1/30/2023[d]	2,138,287
	Murphy Oil Corporation
1,310,000	6.875%, 8/15/2024	1,375,500
1,870,000	5.750%, 8/15/2025	1,864,764
	Nabors Industries, Inc.
3,200,000	5.750%, 2/1/2025[d]	3,024,000
	Noble Holding International, Ltd.
2,120,000	7.750%, 1/15/2024[h]	2,008,700
	Parsley Energy, LLC
3,200,000	5.625%, 10/15/2027[d]	3,176,000
	Plains All American Pipeline, LP
3,205,000	4.650%, 10/15/2025	3,192,897
	Precision Drilling Corporation
1,180,000	7.750%, 12/15/2023	1,241,950
1,350,000	5.250%, 11/15/2024	1,275,750
1,070,000	7.125%, 1/15/2026[d]	1,098,890
	Rowan Companies, Inc.
3,475,000	4.875%, 6/1/2022	3,283,875
	Sabine Pass Liquefaction, LLC
2,620,000	5.875%, 6/30/2026	2,809,078
	Sanchez Energy Corporation
2,670,000	7.250%, 2/15/2023[d,h]	2,643,300
	SESI, LLC
3,215,000	7.750%, 9/15/2024	3,299,394
	Southwestern Energy Company
4,285,000	7.500%, 4/1/2026	4,434,975
	Sunoco, LP
2,675,000	4.875%, 1/15/2023[d]	2,568,000
1,090,000	5.500%, 2/15/2026[d]	1,032,775
	Tallgrass Energy Partners, LP
4,340,000	5.500%, 1/15/2028[d]	4,285,750
	Targa Resources Partners, LP
2,140,000	5.125%, 2/1/2025	2,113,250
	Tesoro Logistics, LP
2,000,000	5.250%, 1/15/2025	2,049,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

HIGH YIELD PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Energy (15.5%) - continued
	Transocean, Inc.
$1,070,000	7.500%, 1/15/2026[d]	$1,086,719
3,745,000	7.500%, 4/15/2031	3,473,488
	Weatherford International, Ltd.
1,070,000	7.750%, 6/15/2021[h]	1,100,763
2,355,000	4.500%, 4/15/2022	2,161,607
	Whiting Petroleum Corporation
3,210,000	6.625%, 1/15/2026[d,h]	3,310,313
	Williams Companies, Inc.
3,442,000	4.550%, 6/24/2024	3,442,000
	WPX Energy, Inc.
3,210,000	8.250%, 8/1/2023	3,635,325

	Total	128,792,849

Financials (7.4%)
	Ally Financial, Inc.
4,170,000	4.125%, 3/30/2020	4,175,212
4,000,000	5.750%, 11/20/2025[h]	4,075,000
	ASP AMC Merger Sub, Inc.
5,200,000	8.000%, 5/15/2025[d]	4,316,000
	Avolon Holdings, Ltd.
1,070,000	5.500%, 1/15/2023[d]	1,067,325
	Centene Escrow Corporation
4,440,000	6.125%, 2/15/2024	4,678,650
	CIT Group, Inc.
1,429,000	5.000%, 8/15/2022	1,445,076
1,251,000	5.000%, 8/1/2023	1,265,512
	CyrusOne, LP
1,870,000	5.000%, 3/15/2024	1,870,000
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[d]	3,806,814
	Genworth Holdings, Inc.
2,360,000	4.900%, 8/15/2023	2,065,000
	Icahn Enterprises, LP
2,125,000	6.000%, 8/1/2020	2,151,562
1,870,000	6.250%, 2/1/2022	1,907,400
2,110,000	6.375%, 12/15/2025	2,112,638
	Iron Mountain, Inc.
2,140,000	5.750%, 8/15/2024	2,107,900
	MPT Operating Partnership, LP
3,010,000	5.500%, 5/1/2024	3,047,625
1,340,000	5.000%, 10/15/2027	1,279,700
	Park Aerospace Holdings, Ltd.
1,605,000	5.250%, 8/15/2022[d]	1,588,966
4,285,000	4.500%, 3/15/2023[d]	4,069,893
1,995,000	5.500%, 2/15/2024[d]	1,969,644
	Quicken Loans, Inc.
5,855,000	5.750%, 5/1/2025[d]	5,730,757
	VEREIT Operating Partnership, LP
3,955,000	4.875%, 6/1/2026	3,941,625
	Wand Merger Corporation
2,900,000	8.125%, 7/15/2023[d,i]	2,939,875

	Total	61,612,174

Foreign Government (0.3%)
	Argentina Government International Bond
3,180,000	6.875%, 1/26/2027	2,798,400

	Total	2,798,400

Technology (5.8%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[d]	6,913,540
	Anixter, Inc.
2,455,000	5.125%, 10/1/2021	2,497,962
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[d]	4,876,469
	Diamond Finance Corporation
2,680,000	7.125%, 6/15/2024[d]	2,839,270
	First Data Corporation
1,910,000	7.000%, 12/1/2023[d]	1,989,418
	Harland Clarke Holdings Corporation
4,020,000	8.375%, 8/15/2022[d]	3,939,600
	Inception Merger Sub, Inc.
5,345,000	8.625%, 11/15/2024[d,h]	5,371,725
	Iron Mountain, Inc.
3,745,000	5.250%, 3/15/2028[d]	3,465,623
	Plantronics, Inc.
2,390,000	5.500%, 5/31/2023[d]	2,391,195
	Seagate HDD Cayman
4,540,000	4.750%, 1/1/2025	4,352,903
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[d]	4,894,350
	Western Digital Corporation
5,000,000	4.750%, 2/15/2026	4,862,500

	Total	48,394,555

Transportation (1.1%)
	United Continental Holdings, Inc.
3,000,000	4.250%, 10/1/2022	2,895,000
	XPO Logistics, Inc.
4,710,000	6.500%, 6/15/2022[d]	4,827,750
1,570,000	6.125%, 9/1/2023[d]	1,602,907

	Total	9,325,657

Utilities (4.5%)
	AES Corporation
2,675,000	4.500%, 3/15/2023	2,651,594
2,462,000	5.500%, 4/15/2025	2,480,465
	Calpine Corporation
3,215,000	5.500%, 2/1/2024	2,953,781
	Covanta Holding Corporation
1,850,000	6.375%, 10/1/2022	1,889,313
1,600,000	5.875%, 7/1/2025	1,544,000
	Dynegy, Inc.
3,745,000	8.125%, 1/30/2026[d]	4,068,006
	Electricite de France SA
2,500,000	5.250%, 1/29/2023[b,d,j]	2,440,000
	Enterprise Products Operating, LLC
4,280,000	6.066%, (LIBOR 3M + 3.708%), 8/1/2018[b]	4,290,700
	NGPL Pipeco, LLC
6,430,000	4.875%, 8/15/2027[d]	6,349,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

HIGH YIELD PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Utilities (4.5%) - continued
	NRG Energy, Inc.
$1,600,000	6.250%, 5/1/2024	$1,640,000
1,680,000	7.250%, 5/15/2026	1,789,200
	Talen Energy Supply, LLC
2,140,000	6.500%, 6/1/2025	1,631,750
	TerraForm Power Operating, LLC
2,140,000	4.250%, 1/31/2023[d]	2,065,100
2,140,000	5.000%, 1/31/2028[d]	2,027,650

	Total	37,821,184

	Total Long-Term Fixed Income (cost $800,115,557)	783,395,799

Shares	Preferred Stock (0.9%)

Energy (0.2%)
	Crestwood Equity Partners, LP,
224,011	9.250%[j,k]	2,195,308

	Total	2,195,308

Financials (0.7%)
	Bank of America Corporation, Convertible,
1,600	7.250%[j]	2,000,800
	Federal National Mortgage Association,
53,000	0.000%[h,j,k]	334,960
	Wells Fargo & Company, Convertible,
2,673	7.500%[j]	3,366,536

	Total	5,702,296

	Total Preferred Stock (cost $8,217,868)	7,897,604

	Registered Investment Companies (0.6%)

Equity Funds/Exchange Traded Funds (0.6%)
28,896	Energy Select Sector SPDR Fund	2,194,362
58,250	SPDR S&P Oil & Gas Exploration & Production ETF[h]	2,508,245

	Total	4,702,607

	Total Registered Investment Companies (cost $3,739,251)	4,702,607

	Common Stock (<0.1%)

Consumer Discretionary (<0.1%)
569	Lear Corporation	105,726

	Total	105,726

Industrials (<0.1%)
930,630	Abengoa SA, Class Ak	32,604
9,928,936	Abengoa SA, Class Bk	11,595

	Total	44,199

Materials (<0.1%)
45	Ingevity Corporation[k]	3,639
275	WestRock Company	15,680

	Total	19,319

	Total Common Stock (cost $385,845)	169,244

	Collateral Held for Securities Loaned (5.6%)
46,705,723	Thrivent Cash Management Trust	46,705,723

	Total Collateral Held for Securities Loaned (cost $46,705,723)	46,705,723

Shares or Principal Amount	Short-Term Investments (1.5%)
	Thrivent Core Short-Term Reserve Fund
1,234,339	2.290%	12,343,386

	Total Short-Term Investments (cost $12,343,386)	12,343,386

	Total Investments (cost $888,534,589) 104.6%	$871,994,087

	Other Assets and Liabilities, Net (4.6%)	(38,530,071)

	Total Net Assets 100.0%	$833,464,016

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $428,983,809 or 51.5% of total net assets.

e	Defaulted security. Interest is not being accrued.
f	In bankruptcy. Interest is not being accrued.
g

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of June 29, 2018.

h	All or a portion of the security is on loan.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Non-income producing security.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Portfolio as of June 29, 2018 was $10,087,698 or 1.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

HIGH YIELD PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Security	Acquisition Date	Cost
Abengoa Abnewco 2 SAU, 9/29/2022	3/31/2017	$797,917
ABG Orphan Holdco SARL, 2/28/2021	3/31/2017	253,240
ABG Orphan Holdco SARL, 2/28/2021	3/31/2017	242,377
Digicel, Ltd., 4/15/2021	3/19/2013	5,702,955
Midwest Vanadium, Pty. Ltd., 2/15/2019	2/9/2011	3,028,997
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	2,063,173
Tunica-Biloxi Gaming Authority, 12/15/2020	11/8/2005	4,962,629

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$1,623,362
Taxable Debt Security	43,031,658
Preferred Stock	317,896

Total lending	$44,972,916
Gross amount payable upon return of collateral for securities loaned	$46,705,723

Net amounts due to counterparty	$1,732,807

Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.1%)[a]	Value
Basic Materials (0.1%)
	Big River Steel, LLC, Term Loan
$ 243,163	7.334%, (LIBOR 3M + 5.000%), 8/15/2023[b]	$246,051
	Contura Energy, Inc., Term Loan
214,693	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	214,693
	MRC Global (US), Inc., Term Loan
259,348	5.094%, (LIBOR 1M + 3.000%), 9/20/2024[b]	260,160
	Tronox Finance, LLC, Term Loan
218,090	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	217,872
503,285	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	502,782

	Total	1,441,558

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
465,131	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[b]	463,620
	BWAY Holding Company, Term Loan
510,000	0.000%, (LIBOR 3M + 3.250%), 4/3/2024[b,c,d]	506,894
	Cortes NP Intermediate Holding II Corporation, Term Loan
629,599	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	624,877
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,272,715	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[b]	1,267,942

	Total	2,863,333

Communications Services (0.7%)
	Altice Financing SA, Term Loan
217,800	5.098%, (LIBOR 3M + 2.750%), 7/15/2025[b]	214,134
14,925	5.098%, (LIBOR 3M + 2.750%), 10/6/2026[b]	14,608
	CenturyLink, Inc., Term Loan
666,650	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[b]	652,484
	Frontier Communications Corporation, Term Loan
445,500	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	439,793
	Hargray Merger Subsidiary Corporation, Term Loan
357,146	5.094%, (LIBOR 1M + 3.000%), 3/24/2024[b,c,d]	355,807
	Intelsat Jackson Holdings SA, Term Loan
300,000	5.853%, (LIBOR 1M + 3.750%), 11/27/2023[b]	299,013
	Level 3 Financing, Inc., Term Loan
800,000	4.334%, (LIBOR 1M + 2.250%), 2/22/2024[b]	797,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
380,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	367,270
	NEP/NCP Holdco, Inc., Term Loan
533,226	5.344%, (LIBOR 3M + 3.250%), 7/21/2022[b]	530,336
	Radiate Holdco, LLC, Term Loan
989,987	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[b]	974,979
	Sable International Finance, Ltd., Term Loan
975,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[b]	974,327
	SFR Group SA, Term Loan
198,000	4.844%, (LIBOR 1M + 2.750%), 6/22/2025[b]	193,581
	Sprint Communications, Inc., Term Loan
952,937	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[b]	947,773
	Univision Communications, Inc., Term Loan
1,574,167	4.844%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,519,732
	Virgin Media Bristol, LLC, Term Loan
580,000	4.573%, (LIBOR 1M + 2.500%), 1/31/2026[b]	575,290
	WideOpenWest Finance, LLC, Term Loan
332,488	5.335%, (LIBOR 1M + 3.250%), 8/6/2023[b]	316,694
	Windstream Services, LLC, Term Loan
250,000	0.000%, (LIBOR 3M + 4.000%), 3/30/2021[b,c,d]	236,965

	Total	9,409,786

Consumer Cyclical (0.3%)
	Cengage Learning Acquisitions, Term Loan
829,810	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	760,313
	Golden Entertainment, Inc., Term Loan
611,925	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[b]	610,016
	Golden Nugget, Inc., Term Loan
509,808	4.823%, (LIBOR 1M + 2.750%), 10/4/2023[b]	508,818
	Scientific Games International, Inc., Term Loan
897,750	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[b]	891,017
	Stars Group Holdings BV, Term Loan
1,513,307	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[b]	1,510,281
208,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[b,c,d]	208,000
	Tenneco, Inc., Term Loan
300,000	0.000%, (LIBOR 3M + 2.750%), 6/18/2025[b,c,d]	296,814

	Total	4,785,259

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.1%)[a]	Value
Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
$ 786,050	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[b]	$762,634
194,025	6.335%, (LIBOR 1M + 4.250%), 9/26/2024[b]	191,033
	Albertson’s, LLC, Term Loan
188,946	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[b]	186,971
284,283	5.337%, (LIBOR 3M + 3.000%), 12/21/2022[b]	281,494
515,613	5.319%, (LIBOR 3M + 3.000%), 6/22/2023[b]	509,667
	Anmeal Pharmaceuticals LLC, Term Loan
349,919	5.625%, (LIBOR 1M + 3.500%), 3/23/2025[b]	348,936
	Burlington Coat Factory Warehouse Corporation, Term Loan
387,320	4.600%, (LIBOR 1M + 2.500%), 11/9/2024[b]	387,804
	CHS/Community Health Systems, Inc., Term Loan
435,742	5.557%, (LIBOR 3M + 3.250%), 1/27/2021[b]	424,905
	Endo Luxembourg Finance Company I SARL., Term Loan
537,286	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	535,943
	JBS USA LUX SA, Term Loan
794,938	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	788,181
	McGraw-Hill Global Education Holdings, LLC, Term Loan
747,146	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	729,715
	MPH Acquisition Holdings, LLC, Term Loan
415,166	5.084%, (LIBOR 3M + 2.750%), 6/7/2023[b]	412,505
	Revlon Consumer Products Corporation, Term Loan
296,231	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	228,098
	Valeant Pharmaceuticals International, Inc., Term Loan
585,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	582,625

	Total	6,370,511

Energy (<0.1%)
	Houston Fuel Oil Terminal Company, LLC, Term Loan
450,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[b,c,d]	448,313

	Total	448,313

Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
639,236	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[b]	611,870
	Avolon TLB Borrower 1 US, LLC, Term Loan
470,000	4.088%, (LIBOR 1M + 2.000%), 1/15/2025[b]	463,928
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
425,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,c,d]	417,031
	Ineos US Finance, LLC, Term Loan
184,075	4.094%, (LIBOR 1M + 2.000%), 3/31/2024[b]	182,847

	Total	1,675,676

Technology (0.2%)
	First Data Corporation, Term Loan
975,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[b]	968,555
	Harland Clarke Holdings Corporation, Term Loan
519,968	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[b]	505,237
	Plantronics, Inc., Term Loan
600,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,c,d]	598,128
	Rackspace Hosting, Inc., Term Loan
539,860	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[b]	532,211
	TNS, Inc., Term Loan
352,067	6.100%, (LIBOR 1M + 4.000%), 8/14/2022[b,e]	348,547

	Total	2,952,678

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
712,800	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[b]	713,691

	Total	713,691

	Total Bank Loans (cost $30,988,171)	30,660,805

	Long-Term Fixed Income (91.3%)
Asset-Backed Securities (2.0%)
	Babson CLO, Ltd.
3,250,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	3,250,335
3,900,000	4.970%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class D*,b	3,899,859
	Cent CLO 22, Ltd.
3,200,000	3.773%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	3,201,696
	Delta Air Lines, Inc.
1,559,866	4.250%, 7/30/2023	1,556,279
	GMAC Mortgage Corporation Loan Trust
537,805	2.591%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,f]	566,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Asset-Backed Securities (2.0%) - continued
	IndyMac Seconds Asset-Backed Trust
$ 376,213	2.431%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,f	$223,438
	Magnetite XII, Ltd.
3,200,000	3.678%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	3,210,093
	Octagon Investment Partners XVI, Ltd.
2,600,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2R*,b,d,e	2,600,000
	Renaissance Home Equity Loan Trust
1,828,604	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[g]	1,311,665
	Shackleton, Ltd.
3,200,000	3.718%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	3,200,669
	Sound Point CLO, Ltd.
3,200,000	5.059%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DR*,b,e	3,200,000
	Symphony CLO XV, Ltd.
3,200,000	3.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	3,200,394

	Total	29,421,315

Basic Materials (4.5%)
	Alcoa, Inc.
640,000	5.125%, 10/1/2024	635,629
	Anglo American Capital plc
3,200,000	3.625%, 9/11/2024[h]	3,028,522
5,100,000	4.750%, 4/10/2027[h]	5,026,471
	ArcelorMittal SA
6,380,000	6.125%, 6/1/2025	6,874,450
	Braskem Netherlands Finance BV
3,850,000	4.500%, 1/10/2028[h]	3,542,000
	Chemours Company
640,000	5.375%, 5/15/2027	619,200
	Cleveland-Cliffs, Inc.
640,000	5.750%, 3/1/2025	606,400
	Dow Chemical Company
2,570,000	4.250%, 11/15/2020	2,624,184
1,920,000	3.000%, 11/15/2022	1,869,195
	First Quantum Minerals, Ltd.
640,000	6.500%, 3/1/2024[h]	617,600
	Glencore Funding, LLC
3,180,000	4.125%, 5/30/2023[h]	3,173,036
2,880,000	4.000%, 3/27/2027[h]	2,717,517
	International Paper Company
2,240,000	3.000%, 2/15/2027	2,026,912
	Kinross Gold Corporation
640,000	5.950%, 3/15/2024	656,000
5,220,000	4.500%, 7/15/2027[h]	4,789,350
	Krayton Polymers, LLC
640,000	7.000%, 4/15/2025[h]	662,400
	LyondellBasell Industries NV
1,900,000	6.000%, 11/15/2021	2,033,243
	Novelis Corporation
640,000	5.875%, 9/30/2026[h]	612,800
	Packaging Corporation of America
2,700,000	2.450%, 12/15/2020	2,641,609
	Syngenta Finance NV
3,175,000	4.441%, 4/24/2023[h]	3,156,185
	Teck Resources, Ltd.
6,420,000	6.125%, 10/1/2035	6,452,100
	Vale Overseas, Ltd.
406,000	4.375%, 1/11/2022	410,868
1,920,000	6.250%, 8/10/2026	2,079,360
1,900,000	6.875%, 11/21/2036	2,133,130
	Westlake Chemical Corporation
3,200,000	3.600%, 8/15/2026	3,035,028
	WestRock Company
1,270,000	3.750%, 3/15/2025[h]	1,245,856
	Weyerhaeuser Company
2,570,000	7.375%, 3/15/2032	3,265,203
	Yara International ASA
50,000	7.875%, 6/11/2019[h]	52,238

	Total	66,586,486

Capital Goods (2.6%)
	AECOM
1,230,000	5.875%, 10/15/2024	1,268,438
	Ashtead Capital, Inc.
640,000	4.125%, 8/15/2025[h]	596,800
	BAE Systems plc
1,970,000	4.750%, 10/11/2021[h]	2,039,910
	Berry Global, Inc.
960,000	4.500%, 2/15/2026[h]	895,200
	CNH Industrial Capital, LLC
2,560,000	4.875%, 4/1/2021	2,627,200
	CNH Industrial NV
3,175,000	3.850%, 11/15/2027	2,959,765
	Crown Cork & Seal Company, Inc.
640,000	7.375%, 12/15/2026	691,200
	General Electric Capital Corporation
3,200,000	3.341%, (LIBOR 3M + 1.000%), 3/15/2023[b]	3,237,122
	Jeld-Wen, Inc.
640,000	4.625%, 12/15/2025[h]	609,600
	L3 Technologies, Inc.
1,280,000	4.950%, 2/15/2021	1,312,083
	Northrop Grumman Corporation
2,250,000	3.250%, 1/15/2028	2,116,907
	Owens-Brockway Glass Container, Inc.
1,000,000	5.875%, 8/15/2023[h]	1,011,250
	Republic Services, Inc.
3,170,000	3.550%, 6/1/2022	3,189,430
	Roper Technologies, Inc.
1,920,000	3.125%, 11/15/2022	1,877,319
2,240,000	3.800%, 12/15/2026	2,171,598
	Spirit AeroSystems, Inc.
3,200,000	3.118%, (LIBOR 3M + 0.800%), 6/15/2021[b]	3,205,785
	Textron, Inc.
1,280,000	4.300%, 3/1/2024	1,307,261
630,000	3.875%, 3/1/2025	622,341

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Capital Goods (2.6%) - continued
$ 2,560,000	3.650%, 3/15/2027	$2,440,795
	United Rentals North America, Inc.
625,000	5.500%, 7/15/2025	629,688
	Waste Management, Inc.
3,140,000	4.100%, 3/1/2045	3,090,173

	Total	37,899,865

Collateralized Mortgage Obligations (0.3%)
	CitiMortgage Alternative Loan Trust
1,123,994	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	1,056,712
	Countrywide Alternative Loan Trust
1,462,804	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	1,399,467
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,524,951	2.328%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	1,404,982
	Wachovia Mortgage Loan Trust, LLC
804,340	3.962%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	728,892

	Total	4,590,053

Communications Services (7.9%)
	21st Century Fox America, Inc.
1,900,000	7.625%, 11/30/2028	2,357,238
2,105,000	6.400%, 12/15/2035	2,523,597
2,300,000	6.150%, 2/15/2041	2,746,576
	American Tower Corporation
3,500,000	3.450%, 9/15/2021	3,485,214
2,560,000	3.125%, 1/15/2027	2,287,059
	AT&T, Inc.
3,190,000	4.450%, 4/1/2024	3,219,297
1,240,000	3.400%, 5/15/2025	1,166,173
5,120,000	4.250%, 3/1/2027	5,011,425
2,643,000	4.300%, 2/15/2030[h]	2,498,990
3,190,000	4.300%, 12/15/2042	2,709,047
	Block Communications, Inc.
260,000	6.875%, 2/15/2025[h]	259,350
	CCO Holdings, LLC
640,000	5.500%, 5/1/2026[h]	620,608
	Charter Communications Operating, LLC
1,920,000	4.464%, 7/23/2022	1,941,391
5,675,000	6.484%, 10/23/2045	5,977,628
	Comcast Corporation
1,920,000	3.375%, 8/15/2025	1,841,150
605,000	6.400%, 5/15/2038	716,542
3,200,000	4.650%, 7/15/2042	3,110,962
	Cox Communications, Inc.
3,200,000	3.350%, 9/15/2026[h]	2,957,484
560,000	4.800%, 2/1/2035[h]	515,381
2,405,000	4.700%, 12/15/2042[h]	2,104,627
	Crown Castle International Corporation
960,000	3.400%, 2/15/2021	958,811
4,160,000	5.250%, 1/15/2023	4,357,656
2,200,000	3.150%, 7/15/2023	2,104,102
	Digicel, Ltd.
640,000	6.000%, 4/15/2021*,i	577,600
	Discovery Communications, LLC
1,830,000	3.500%, 6/15/2022[h]	1,811,710
1,600,000	4.900%, 3/11/2026	1,640,539
3,840,000	5.200%, 9/20/2047	3,721,749
	Frontier Communications Corporation
640,000	10.500%, 9/15/2022	580,800
	Gray Television, Inc.
640,000	5.125%, 10/15/2024[h]	611,200
	Level 3 Financing, Inc.
640,000	5.250%, 3/15/2026	608,704
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,346,258
940,000	3.650%, 11/1/2024	912,614
	Outdoor Americas Capital, LLC
640,000	5.625%, 2/15/2024	647,661
	SES Global Americas Holdings GP
3,180,000	2.500%, 3/25/2019[h]	3,165,831
	SFR Group SA
640,000	6.000%, 5/15/2022[h]	644,000
	Sprint Communications, Inc.
645,000	7.000%, 3/1/2020[h]	669,187
	Sprint Corporation
960,000	7.125%, 6/15/2024	969,206
	Telecom Italia Capital SA
1,498,000	7.721%, 6/4/2038	1,610,350
	Telecom Italia SPA
3,200,000	5.303%, 5/30/2024[h]	3,156,000
	Telefonica Emisiones SAU
3,200,000	4.665%, 3/6/2038	2,991,230
	Time Warner Cable, Inc.
3,800,000	4.125%, 2/15/2021	3,819,107
	Time Warner Entertainment Company, LP
1,720,000	8.375%, 3/15/2023	2,000,918
	Time Warner, Inc.
1,210,000	4.750%, 3/29/2021	1,248,283
	Verizon Communications, Inc.
2,740,000	3.500%, 11/1/2024	2,649,068
4,400,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	4,395,004
1,920,000	5.250%, 3/16/2037	1,970,620
3,830,000	4.862%, 8/21/2046	3,657,011
5,457,000	4.522%, 9/15/2048	4,971,161
	Viacom, Inc.
4,500,000	6.875%, 4/30/2036	4,859,663
	Virgin Media Secured Finance plc
640,000	5.250%, 1/15/2026[h]	592,000
	Vodafone Group plc
2,150,000	5.000%, 5/30/2038	2,122,819
	Zayo Group, LLC
640,000	5.750%, 1/15/2027[h]	628,800

	Total	117,049,401

Consumer Cyclical (4.6%)
	Amazon.com, Inc.
4,480,000	4.050%, 8/22/2047	4,381,031
	American Axle & Manufacturing, Inc.
640,000	6.250%, 4/1/2025[i]	635,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Consumer Cyclical (4.6%) - continued
	Cinemark USA, Inc.
$ 640,000	4.875%, 6/1/2023	$627,120
	CVS Health Corporation
3,175,000	4.100%, 3/25/2025	3,157,602
5,000,000	4.780%, 3/25/2038	4,942,294
	Daimler Finance North America, LLC
1,900,000	2.913%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	1,904,777
	Dana, Inc.
640,000	6.000%, 9/15/2023	660,800
	Ford Motor Credit Company, LLC
1,700,000	2.597%, 11/4/2019	1,686,708
1,900,000	3.470%, 4/5/2021	1,888,281
3,200,000	2.979%, 8/3/2022	3,079,393
2,575,000	4.250%, 9/20/2022	2,595,754
1,850,000	3.096%, 5/4/2023	1,763,420
	General Motors Company
1,230,000	5.000%, 4/1/2035	1,164,228
	General Motors Financial Company, Inc.
3,100,000	3.450%, 4/10/2022	3,045,697
2,510,000	4.000%, 1/15/2025	2,439,444
	Hanesbrands, Inc.
640,000	4.625%, 5/15/2024[h]	624,000
	Hertz Corporation
640,000	7.625%, 6/1/2022[h]	614,400
	Home Depot, Inc.
960,000	2.125%, 9/15/2026	855,925
3,180,000	4.250%, 4/1/2046	3,196,444
	Hyundai Capital America
1,850,000	3.000%, 3/18/2021[h]	1,815,657
3,850,000	2.450%, 6/15/2021[h]	3,713,612
	Hyundai Capital Services, Inc.
1,920,000	3.000%, 3/6/2022[h]	1,854,711
	L Brands, Inc.
620,000	5.625%, 2/15/2022	629,300
	Lennar Corporation
2,005,000	2.950%, 11/29/2020	1,954,494
1,900,000	4.125%, 1/15/2022	1,881,000
1,900,000	4.500%, 4/30/2024	1,831,220
	Live Nation Entertainment, Inc.
1,280,000	4.875%, 11/1/2024[h]	1,238,400
	Macy’s Retail Holdings, Inc.
500,000	3.875%, 1/15/2022	496,359
775,000	2.875%, 2/15/2023[i]	728,774
1,900,000	6.790%, 7/15/2027	2,050,648
1,275,000	6.700%, 9/15/2028	1,349,925
	Mattamy Group Corporation
640,000	6.500%, 10/1/2025[h]	627,558
	McDonald’s Corporation
3,175,000	4.450%, 3/1/2047	3,150,232
	MGM Growth Properties Operating Partnership, LP
640,000	4.500%, 9/1/2026	594,400
	Scientific Games International, Inc.
640,000	5.000%, 10/15/2025[h]	609,600
	Six Flags Entertainment Corporation
640,000	4.875%, 7/31/2024[h]	621,888
	Visa, Inc.
2,860,000	3.150%, 12/14/2025	2,766,285
	Yum! Brands, Inc.
640,000	5.000%, 6/1/2024[h]	631,808

	Total	67,808,389

Consumer Non-Cyclical (9.3%)
	Abbott Laboratories
5,120,000	3.750%, 11/30/2026	5,030,758
1,440,000	4.750%, 11/30/2036	1,518,085
2,500,000	6.000%, 4/1/2039	2,987,734
1,920,000	4.900%, 11/30/2046	2,054,279
	AbbVie, Inc.
4,460,000	3.200%, 5/14/2026	4,159,096
3,150,000	4.500%, 5/14/2035	3,086,933
3,150,000	4.700%, 5/14/2045	3,122,463
	Albertsons Companies, LLC
640,000	6.625%, 6/15/2024	603,200
	Anheuser-Busch InBev Finance, Inc.
4,470,000	3.650%, 2/1/2026	4,377,417
3,210,000	4.700%, 2/1/2036	3,251,313
	Anheuser-Busch InBev Worldwide, Inc.
1,275,000	3.500%, 1/12/2024	1,268,393
3,825,000	4.000%, 4/13/2028	3,814,578
5,100,000	4.600%, 4/15/2048	5,000,612
	BAT Capital Corporation
960,000	2.297%, 8/14/2020[h]	939,256
3,200,000	3.222%, 8/15/2024[h]	3,029,873
	Baxalta, Inc.
5,075,000	4.000%, 6/23/2025	4,966,788
	Bayer U.S. Finance II, LLC
2,550,000	3.500%, 6/25/2021[h]	2,554,879
1,280,000	4.250%, 12/15/2025[h]	1,287,362
	Becton, Dickinson and Company
2,700,000	2.976%, (LIBOR 3M + 0.875%), 12/29/2020[b]	2,704,779
3,120,000	3.125%, 11/8/2021	3,074,472
1,920,000	3.363%, 6/6/2024	1,843,571
1,920,000	3.734%, 12/15/2024	1,874,422
2,678,000	3.700%, 6/6/2027	2,532,029
	Boston Scientific Corporation
2,660,000	3.375%, 5/15/2022	2,623,424
	Bunge, Ltd. Finance Corporation
2,530,000	8.500%, 6/15/2019	2,657,508
1,920,000	3.500%, 11/24/2020	1,919,078
	Campbell Soup Company
3,200,000	3.950%, 3/15/2025	3,084,863
	Cardinal Health, Inc.
1,280,000	3.079%, 6/15/2024	1,205,671
	Celgene Corporation
1,910,000	3.250%, 8/15/2022	1,871,809
	Constellation Brands, Inc.
640,000	3.500%, 5/9/2027	605,981
	CVS Health Corporation
1,870,000	4.750%, 12/1/2022	1,939,265
1,600,000	3.875%, 7/20/2025	1,564,005
	Forest Laboratories, Inc.
2,550,000	5.000%, 12/15/2021[h]	2,638,134
	H. J. Heinz Company
1,860,000	5.200%, 7/15/2045	1,808,125
	HCA, Inc.
640,000	4.750%, 5/1/2023	638,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Consumer Non-Cyclical (9.3%) - continued
	Imperial Tobacco Finance plc
$ 2,190,000	3.750%, 7/21/2022[h]	$2,173,068
	JBS USA, LLC
630,000	7.250%, 6/1/2021[h]	636,300
	Kellogg Company
2,550,000	3.125%, 5/17/2022	2,508,323
	Kraft Heinz Foods Company
1,280,000	3.000%, 6/1/2026	1,152,272
	Kroger Company
3,200,000	2.650%, 10/15/2026	2,831,794
	Mallinckrodt International Finance SA
640,000	5.625%, 10/15/2023[h,i]	533,440
	Maple Escrow Subsidiary, Inc.
1,250,000	3.551%, 5/25/2021[h]	1,251,010
2,550,000	4.417%, 5/25/2025[h]	2,562,258
	Mylan, Inc.
1,920,000	3.125%, 1/15/2023[h]	1,843,164
2,240,000	4.550%, 4/15/2028[h]	2,188,196
	Newell Rubbermaid, Inc.
2,700,000	3.850%, 4/1/2023	2,658,662
	Pernod Ricard SA
3,130,000	5.750%, 4/7/2021[h]	3,319,472
	Post Holdings, Inc.
960,000	5.750%, 3/1/2027[h]	926,400
	Reckitt Benckiser Treasury Services plc
1,280,000	2.750%, 6/26/2024[h]	1,207,361
1,600,000	3.000%, 6/26/2027[h]	1,487,000
	Reynolds American, Inc.
1,560,000	5.850%, 8/15/2045	1,704,881
	Shire Acquisitions Investments Ireland Designated Activity Company
3,200,000	2.875%, 9/23/2023	3,009,017
	Smithfield Foods, Inc.
7,500,000	2.650%, 10/3/2021[h]	7,144,873
	Teva Pharmaceutical Finance Netherlands III BV
3,150,000	6.000%, 4/15/2024	3,145,673
	Thermo Fisher Scientific, Inc.
3,830,000	3.000%, 4/15/2023	3,722,639
1,280,000	2.950%, 9/19/2026	1,182,063
	Tyson Foods, Inc.
1,280,000	3.550%, 6/2/2027	1,210,504
	Valeant Pharmaceuticals International, Inc.
640,000	5.875%, 5/15/2023[h]	601,200
	VPII Escrow Corporation
640,000	7.500%, 7/15/2021[h]	650,000

	Total	137,288,125

Energy (10.3%)
	Anadarko Petroleum Corporation
3,200,000	5.550%, 3/15/2026	3,428,440
	Andeavor Logistics, LP
2,550,000	3.500%, 12/1/2022	2,490,773
	BP Capital Markets plc
2,490,000	3.814%, 2/10/2024	2,514,455
1,590,000	3.119%, 5/4/2026	1,521,039
2,560,000	3.017%, 1/16/2027	2,420,126
	California Resources Corporation
640,000	8.000%, 12/15/2022[h,i]	580,800
	Canadian Natural Resources, Ltd.
1,600,000	3.850%, 6/1/2027	1,560,282
1,600,000	6.250%, 3/15/2038	1,886,262
	Cenovus Energy, Inc.
3,200,000	6.750%, 11/15/2039	3,511,979
2,104,000	5.200%, 9/15/2043	1,980,648
	Centennial Resource Production, LLC
640,000	5.375%, 1/15/2026[h]	622,400
	Cheniere Corpus Christi Holdings, LLC
960,000	5.125%, 6/30/2027	951,600
	Diamondback Energy, Inc.
1,260,000	4.750%, 11/1/2024	1,228,500
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	3,997,763
1,280,000	4.700%, 11/1/2042	1,134,509
	Enbridge Energy Partners, LP
2,550,000	5.200%, 3/15/2020	2,622,089
1,920,000	7.375%, 10/15/2045	2,441,176
	Enbridge, Inc.
1,600,000	3.700%, 7/15/2027	1,515,601
	Energy Transfer Equity, LP
935,000	5.500%, 6/1/2027	935,000
	Energy Transfer Partners, LP
4,480,000	4.200%, 4/15/2027	4,218,463
3,200,000	6.000%, 6/15/2048	3,189,791
	EnLink Midstream Partners, LP
1,280,000	4.150%, 6/1/2025	1,182,643
960,000	4.850%, 7/15/2026	909,359
	Enterprise Products Operating, LLC
2,490,000	3.700%, 2/15/2026	2,432,252
3,200,000	4.875%, 8/16/2077[b]	2,992,000
	EQT Corporation
1,280,000	3.000%, 10/1/2022	1,232,589
4,400,000	3.900%, 10/1/2027	4,105,900
	EQT Midstream Partners, LP
2,700,000	4.750%, 7/15/2023	2,694,732
	Hess Corporation
803,000	3.500%, 7/15/2024	758,531
3,200,000	7.300%, 8/15/2031	3,717,312
	Hornbeck Offshore Services, Inc.
1,280,000	5.000%, 3/1/2021	838,400
	Kerr-McGee Corporation
3,200,000	6.950%, 7/1/2024	3,638,070
	Kinder Morgan, Inc.
1,280,000	5.000%, 2/15/2021[h]	1,325,043
3,175,000	5.200%, 3/1/2048	3,067,302
	Marathon Oil Corporation
3,200,000	4.400%, 7/15/2027	3,210,154
	Marathon Petroleum Corporation
3,220,000	6.500%, 3/1/2041	3,758,980
	MPLX, LP
2,550,000	4.875%, 6/1/2025	2,621,090
1,920,000	5.200%, 3/1/2047	1,900,485
	Murphy Oil Corporation
640,000	5.750%, 8/15/2025	638,208
	Nabors Industries, Inc.
640,000	5.750%, 2/1/2025[h]	604,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Energy (10.3%) - continued
	NiSource Finance Corporation
$ 1,920,000	4.375%, 5/15/2047	$1,863,199
	Noble Energy, Inc.
3,200,000	6.000%, 3/1/2041	3,517,274
1,280,000	5.050%, 11/15/2044	1,278,227
	ONEOK Partners, LP
3,500,000	3.800%, 3/15/2020	3,517,575
	ONEOK, Inc.
3,200,000	4.550%, 7/15/2028[d]	3,226,858
	Petrobras Global Finance BV
4,480,000	5.299%, 1/27/2025[h]	4,139,520
	Petroleos Mexicanos
960,000	5.375%, 3/13/2022	984,480
1,920,000	4.625%, 9/21/2023	1,893,120
	Phillips 66
1,950,000	3.900%, 3/15/2028	1,902,399
	Plains All American Pipeline, LP
2,700,000	5.000%, 2/1/2021	2,773,375
3,200,000	3.650%, 6/1/2022	3,135,903
	Regency Energy Partners, LP
4,140,000	5.000%, 10/1/2022	4,285,448
	Rowan Companies, Inc.
640,000	4.875%, 6/1/2022	604,800
	Sabine Pass Liquefaction, LLC
1,910,000	5.750%, 5/15/2024	2,039,381
	Schlumberger Holdings Corporation
1,920,000	4.000%, 12/21/2025[h]	1,912,975
	Sempra Energy
3,200,000	3.250%, 6/15/2027	2,980,439
	SM Energy Company
1,280,000	5.000%, 1/15/2024	1,211,200
	Southwestern Energy Company
640,000	7.750%, 10/1/2027	662,400
	Suncor Energy, Inc.
1,920,000	3.600%, 12/1/2024	1,895,661
	Sunoco Logistics Partners Operations, LP
3,200,000	3.450%, 1/15/2023	3,105,600
	Sunoco, LP
640,000	5.500%, 2/15/2026[h]	606,400
	Tallgrass Energy Partners, LP
640,000	5.500%, 1/15/2028[h]	632,000
	Tesoro Corporation
2,560,000	4.750%, 12/15/2023	2,655,615
	Tesoro Logistics, LP
1,880,000	5.500%, 10/15/2019	1,927,000
	TransCanada Trust
1,280,000	5.300%, 3/15/2077[b]	1,210,259
	Transocean, Inc.
640,000	7.500%, 1/15/2026[h]	650,000
	Williams Companies, Inc.
3,200,000	7.500%, 1/15/2031	3,805,920
	Williams Partners, LP
1,930,000	4.500%, 11/15/2023	1,958,718
1,600,000	3.750%, 6/15/2027	1,510,196
	Woodside Finance, Ltd.
3,130,000	3.650%, 3/5/2025[h]	3,049,405

	Total	151,314,893

Financials (26.8%)
	Aegon NV
2,600,000	2.953%, (USISDA 10Y + 0.100%), 10/15/2018[b,j]	2,008,760
	AerCap Ireland Capital, Ltd.
3,200,000	5.000%, 10/1/2021	3,297,040
960,000	3.950%, 2/1/2022	954,094
	Aflac, Inc.
2,560,000	4.000%, 10/15/2046	2,404,280
	Air Lease Corporation
2,510,000	3.750%, 2/1/2022	2,512,316
1,260,000	4.250%, 9/15/2024	1,250,479
	Aircastle, Ltd.
3,850,000	5.000%, 4/1/2023	3,873,754
	Ally Financial, Inc.
640,000	4.125%, 2/13/2022	628,608
	American International Group, Inc.
2,700,000	4.200%, 4/1/2028	2,636,769
3,130,000	4.500%, 7/16/2044	2,911,386
	Ares Capital Corporation
3,190,000	4.875%, 11/30/2018	3,212,810
3,132,000	3.875%, 1/15/2020	3,142,145
	Associated Banc-Corporation
3,150,000	4.250%, 1/15/2025	3,165,346
	Athene Holding, Ltd.
4,500,000	4.125%, 1/12/2028	4,148,117
	Australia & New Zealand Banking Group, Ltd.
1,280,000	6.750%, 6/15/2026[b,h,i,j]	1,300,800
	Avolon Holdings, Ltd.
640,000	5.500%, 1/15/2023[h]	638,400
	AXA SA
2,580,000	8.600%, 12/15/2030	3,302,400
	Banco Bilbao Vizcaya Argentaria SA
4,200,000	6.125%, 11/16/2027[b,i,j]	3,706,500
	Banco Santander SA
2,000,000	6.375%, 5/19/2019[b,j]	2,003,824
1,800,000	4.379%, 4/12/2028	1,720,353
	Bank of America Corporation
1,920,000	2.328%, 10/1/2021[b]	1,876,919
1,900,000	3.499%, 5/17/2022[b]	1,898,870
1,000,000	4.100%, 7/24/2023	1,016,822
3,649,000	3.004%, 12/20/2023[b]	3,538,328
2,830,000	4.200%, 8/26/2024	2,843,595
2,860,000	6.500%, 10/23/2024[b,j]	3,038,750
3,200,000	4.000%, 1/22/2025	3,157,582
2,750,000	3.950%, 4/21/2025	2,692,373
1,270,000	3.875%, 8/1/2025	1,263,253
3,200,000	3.093%, 10/1/2025[b]	3,046,597
1,270,000	6.300%, 3/10/2026[b,j]	1,342,771
3,200,000	3.705%, 4/24/2028[b]	3,085,033
3,110,000	4.750%, 4/21/2045	3,128,851
	Bank of Montreal
1,900,000	2.802%, (LIBOR 3M + 0.460%), 4/13/2021[b]	1,903,534
	Bank of Nova Scotia
3,200,000	3.125%, 4/20/2021	3,183,244
	Barclays Bank plc
1,910,000	10.179%, 6/12/2021[h]	2,203,675
	Barclays plc
2,800,000	4.338%, 5/16/2024[b]	2,764,461
1,280,000	4.836%, 5/9/2028	1,208,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Financials (26.8%) - continued
	Boston Properties, LP
$ 3,200,000	2.750%, 10/1/2026	$2,884,062
	BPCE SA
1,920,000	3.000%, 5/22/2022[h]	1,854,449
1,265,000	5.700%, 10/22/2023[h]	1,321,070
2,190,000	5.150%, 7/21/2024[h]	2,219,588
	Capital One Financial Corporation
3,800,000	3.450%, 4/30/2021	3,790,954
3,190,000	4.200%, 10/29/2025	3,097,047
	Centene Escrow Corporation
640,000	6.125%, 2/15/2024	674,400
	CIT Group, Inc.
320,000	4.125%, 3/9/2021	318,000
320,000	5.250%, 3/7/2025	322,400
	Citigroup, Inc.
1,900,000	3.142%, 1/24/2023[b]	1,860,928
2,560,000	3.730%, (LIBOR 3M + 1.430%), 9/1/2023[b]	2,612,655
4,370,000	4.400%, 6/10/2025	4,344,839
3,305,000	5.500%, 9/13/2025	3,507,870
1,910,000	3.700%, 1/12/2026	1,850,666
2,490,000	4.450%, 9/29/2027	2,449,836
2,560,000	3.887%, 1/10/2028[b]	2,479,628
	Citizens Bank NA
2,560,000	2.550%, 5/13/2021	2,496,737
1,280,000	2.650%, 5/26/2022	1,237,429
	Citizens Financial Group, Inc.
1,280,000	2.375%, 7/28/2021	1,237,573
	CNA Financial Corporation
1,870,000	7.250%, 11/15/2023	2,138,474
	Commerzbank AG
3,200,000	8.125%, 9/19/2023[h]	3,641,178
	Compass Bank
1,575,000	2.750%, 9/29/2019	1,566,322
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,290,000	11.000%, 6/30/2019[b,h,j]	1,381,913
	CoreStates Capital III
2,440,000	2.913%, (LIBOR 3M + 0.570%), 2/15/2027[b,h]	2,269,200
	Credit Agricole SA
1,280,000	3.375%, 1/10/2022[h]	1,252,869
2,570,000	8.125%, 12/23/2025[b,h,j]	2,720,988
3,200,000	4.000%, 1/10/2033[b,h]	2,919,857
	Credit Suisse Group AG
3,200,000	3.574%, 1/9/2023[h]	3,133,508
	Credit Suisse Group Funding, Ltd.
3,190,000	3.125%, 12/10/2020	3,164,252
4,400,000	3.750%, 3/26/2025	4,230,539
	DDR Corporation
3,175,000	4.625%, 7/15/2022	3,255,084
	Deutsche Bank AG
2,560,000	2.700%, 7/13/2020	2,489,625
3,800,000	4.875%, 12/1/2032[b]	3,250,976
	Digital Realty Trust, LP
2,700,000	2.750%, 2/1/2023	2,570,920
	Discover Bank
5,100,000	3.100%, 6/4/2020	5,073,589
	Discover Bank of Greenwood Delaware
1,635,000	4.200%, 8/8/2023	1,649,178
1,600,000	4.250%, 3/13/2026	1,563,458
	Duke Realty, LP
3,220,000	3.875%, 10/15/2022	3,250,536
	Five Corners Funding Trust
1,910,000	4.419%, 11/15/2023[h]	1,964,510
	Glitnir HoldCo ehf., Convertible
362	Zero Coupon, 12/31/2030[e]	0
	Goldman Sachs Group, Inc.
3,275,000	5.250%, 7/27/2021	3,441,528
2,100,000	2.876%, 10/31/2022[b]	2,050,125
1,920,000	2.908%, 6/5/2023[b]	1,851,557
2,190,000	4.000%, 3/3/2024	2,190,684
4,450,000	3.850%, 7/8/2024	4,410,816
2,490,000	4.250%, 10/21/2025	2,452,729
1,920,000	5.300%, 11/10/2026[b,j]	1,876,800
2,560,000	3.500%, 11/16/2026	2,411,205
3,760,000	5.150%, 5/22/2045	3,739,236
	Hartford Financial Services Group, Inc.
3,230,000	5.125%, 4/15/2022	3,413,777
	HCP, Inc.
3,400,000	4.250%, 11/15/2023	3,418,957
	Host Hotels & Resorts, LP
1,240,000	4.000%, 6/15/2025	1,204,807
	HSBC Holdings plc
1,280,000	6.875%, 6/1/2021[b,j]	1,323,200
3,200,000	3.326%, (LIBOR 3M + 1.000%), 5/18/2024[b]	3,190,400
2,560,000	4.300%, 3/8/2026	2,565,692
1,600,000	6.000%, 5/22/2027[b,j]	1,484,000
1,920,000	4.041%, 3/13/2028[b]	1,863,250
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,072,836
	Icahn Enterprises, LP
640,000	6.375%, 12/15/2025	640,800
	ILFC E-Capital Trust II
2,230,000	4.820%, (H15T30Y + 1.800%), 12/21/2065[b,h]	2,062,750
	ING Groep NV
1,920,000	3.950%, 3/29/2027	1,880,184
	International Lease Finance Corporation
2,560,000	5.875%, 8/15/2022	2,714,131
	Intesa Sanpaolo SPA
3,175,000	3.125%, 7/14/2022[h]	2,929,655
	J.P. Morgan Chase & Company
1,280,000	2.295%, 8/15/2021	1,236,521
2,500,000	2.972%, 1/15/2023	2,434,116
2,560,000	6.000%, 8/1/2023[b,j]	2,614,400
3,190,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	3,247,498
1,270,000	6.750%, 2/1/2024[b,j]	1,381,125
3,800,000	3.900%, 7/15/2025	3,784,579
3,200,000	2.950%, 10/1/2026	2,971,389
2,600,000	3.882%, 7/24/2038[b]	2,404,120
3,150,000	5.500%, 10/15/2040	3,501,117
	Kilroy Realty, LP
2,550,000	4.250%, 8/15/2029	2,493,190
	Kimco Realty Corporation
5,100,000	3.300%, 2/1/2025	4,830,951
	Liberty Mutual Group, Inc.
1,935,000	4.950%, 5/1/2022[h]	2,010,163
1,910,000	4.850%, 8/1/2044[h]	1,913,457

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Financials (26.8%) - continued
	Liberty Property, LP
$1,875,000	4.750%, 10/1/2020	$1,926,339
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,182,576
	Lloyds Bank plc
1,910,000	4.650%, 3/24/2026	1,878,681
	Lloyds Banking Group plc
3,800,000	4.375%, 3/22/2028	3,752,422
	Macquarie Bank, Ltd.
960,000	6.125%, 3/8/2027[b,h,j]	861,600
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[h]	867,944
	MetLife, Inc.
2,250,000	9.250%, 4/8/2038[h]	3,048,750
	Mitsubishi UFJ Financial Group, Inc.
1,950,000	3.455%, 3/2/2023	1,932,656
	Mizuho Financial Group, Inc.
2,560,000	3.663%, 2/28/2027	2,496,675
	Morgan Stanley
3,400,000	5.500%, 1/26/2020	3,517,486
2,550,000	2.500%, 4/21/2021	2,490,369
2,560,000	2.625%, 11/17/2021	2,485,039
3,205,000	4.875%, 11/1/2022	3,323,272
3,190,000	3.759%, (LIBOR 3M + 1.400%), 10/24/2023[b]	3,263,000
1,870,000	4.000%, 7/23/2025	1,863,743
1,280,000	3.125%, 7/27/2026	1,190,269
2,510,000	4.350%, 9/8/2026	2,478,828
1,570,000	4.300%, 1/27/2045	1,492,743
	MPT Operating Partnership, LP
640,000	5.000%, 10/15/2027	611,200
	Nationwide Building Society
2,490,000	3.900%, 7/21/2025[h]	2,466,271
1,920,000	4.000%, 9/14/2026[h]	1,792,672
	Nordea Bank AB
1,890,000	5.500%, 9/23/2019[b,h,j]	1,875,825
	Peachtree Corners Funding Trust
2,800,000	3.976%, 2/15/2025[h]	2,723,524
	Preferred Term Securities XXIII, Ltd.
2,140,489	2.541%, (LIBOR 3M + 0.200%), 12/22/2036*,b	1,965,046
	Prudential Financial, Inc.
1,915,000	3.500%, 5/15/2024	1,897,853
1,957,000	3.935%, 12/7/2049	1,755,211
	Realty Income Corporation
3,830,000	3.875%, 7/15/2024	3,792,489
	Regency Centers, LP
2,560,000	3.600%, 2/1/2027	2,431,731
	Reinsurance Group of America, Inc.
1,930,000	6.450%, 11/15/2019	2,013,865
	Royal Bank of Scotland Group plc
2,490,000	7.500%, 8/10/2020[b,j]	2,538,555
1,920,000	8.625%, 8/15/2021[b,j]	2,040,480
2,560,000	3.498%, 5/15/2023[b]	2,479,212
2,560,000	3.875%, 9/12/2023	2,486,473
	Santander UK Group Holdings plc
2,500,000	4.750%, 9/15/2025[h]	2,441,285
	Santander UK plc
1,700,000	3.125%, 1/8/2021	1,676,435
	State Street Capital Trust IV
1,920,000	3.341%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,699,200
	SunTrust Banks, Inc.
1,910,000	2.900%, 3/3/2021	1,886,490
	UBS Group Funding Jersey, Ltd.
1,600,000	2.650%, 2/1/2022[h]	1,541,035
2,490,000	4.125%, 9/24/2025[h]	2,471,832
	UBS Group Funding Switzerland AG
2,560,000	4.253%, 3/23/2028[h]	2,542,634
	UnionBanCal Corporation
2,580,000	3.500%, 6/18/2022	2,572,411
	UnitedHealth Group, Inc.
3,200,000	2.950%, 10/15/2027	2,984,849
1,240,000	4.750%, 7/15/2045	1,323,763
	USB Realty Corporation
1,900,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,j]	1,721,875
	Ventas Realty, LP
1,280,000	3.500%, 2/1/2025	1,225,327
1,920,000	3.850%, 4/1/2027	1,841,803
3,200,000	4.000%, 3/1/2028	3,092,394
	Wells Fargo & Company
3,160,000	5.875%, 6/15/2025[b,j]	3,258,750
2,560,000	3.000%, 4/22/2026	2,379,569
5,110,000	3.000%, 10/23/2026	4,716,535
	Welltower, Inc.
950,000	4.950%, 1/15/2021	978,072
2,200,000	4.000%, 6/1/2025	2,156,967

	Total	395,504,106

Foreign Government (2.2%)
	Argentina Government International Bond
3,150,000	5.625%, 1/26/2022	2,943,675
3,175,000	7.500%, 4/22/2026	2,928,937
1,920,000	6.875%, 1/26/2027	1,689,600
	Bahrain Government International Bond
5,100,000	7.000%, 10/12/2028[h]	4,554,198
	Mexico Government International Bond
3,800,000	4.600%, 1/23/2046	3,496,000
	Qatar Government International Bond
1,900,000	4.500%, 4/23/2028[h]	1,917,461
2,500,000	5.103%, 4/23/2048[h]	2,492,400
	Saudi Arabia Government International Bond
3,200,000	4.000%, 4/17/2025[h]	3,184,192
1,250,000	4.500%, 4/17/2030[h]	1,248,543
	South Africa Government International Bond
3,800,000	5.875%, 9/16/2025	3,900,320
1,900,000	5.875%, 6/22/2030	1,883,637
	Turkey Government International Bond
2,900,000	6.625%, 2/17/2045	2,569,835

	Total	32,808,798

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Mortgage-Backed Securities (4.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
$ 9,302,500	4.000%, 7/1/2048[d]	$9,478,385
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
4,172,500	3.500%, 7/1/2033[d]	4,221,766
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
18,900,000	3.500%, 7/1/2048[d]	18,805,366
14,077,500	4.000%, 7/1/2048[d]	14,350,802
20,225,000	4.500%, 7/1/2048[d]	21,058,096

	Total	67,914,415

Technology (4.3%)
	Apple, Inc.
4,450,000	3.250%, 2/23/2026	4,342,168
3,200,000	4.500%, 2/23/2036	3,431,776
1,920,000	3.750%, 9/12/2047	1,797,853
	Applied Materials, Inc.
1,280,000	3.300%, 4/1/2027	1,241,843
	Broadcom Corporation
1,600,000	3.625%, 1/15/2024	1,548,224
7,000,000	3.875%, 1/15/2027	6,618,593
1,910,000	3.500%, 1/15/2028	1,738,693
	Diamond 1 Finance Corporation
2,560,000	4.420%, 6/15/2021[h]	2,596,333
1,920,000	5.450%, 6/15/2023[h]	2,008,003
3,800,000	6.020%, 6/15/2026[h]	3,994,837
	DXC Technology Company
2,560,000	4.750%, 4/15/2027	2,585,529
	Harland Clarke Holdings Corporation
640,000	8.375%, 8/15/2022[h]	627,200
	Hewlett Packard Enterprise Company
1,600,000	2.100%, 10/4/2019[h]	1,579,818
2,560,000	4.400%, 10/15/2022	2,623,394
	Intel Corporation
2,870,000	4.100%, 5/19/2046	2,881,615
	Iron Mountain, Inc.
1,280,000	5.250%, 3/15/2028[h]	1,184,512
	Marvell Technology Group, Ltd.
1,600,000	4.200%, 6/22/2023	1,597,847
1,900,000	4.875%, 6/22/2028	1,885,458
	Microsoft Corporation
2,560,000	3.450%, 8/8/2036	2,449,197
1,920,000	4.250%, 2/6/2047	2,034,899
	Oracle Corporation
3,200,000	4.300%, 7/8/2034	3,260,064
3,200,000	4.000%, 7/15/2046	3,016,896
	Sensata Technologies BV
640,000	4.875%, 10/15/2023[h]	643,200
	Texas Instruments, Inc.
3,200,000	4.150%, 5/15/2048	3,247,982
	VMware, Inc.
2,880,000	2.300%, 8/21/2020	2,817,770
	Western Digital Corporation
960,000	4.750%, 2/15/2026	933,600

	Total	62,687,304

Transportation (0.6%)
	Burlington Northern Santa Fe, LLC
2,500,000	4.700%, 9/1/2045	2,645,951
3,200,000	4.050%, 6/15/2048	3,091,435
	Delta Air Lines, Inc.
814,814	4.950%, 11/23/2020	822,392
	United Airlines Pass Through Trust
1,363,097	3.750%, 9/3/2026	1,353,293
	XPO Logistics, Inc.
640,000	6.125%, 9/1/2023[h]	653,414

	Total	8,566,485

U.S. Government and Agencies (5.2%)
	U.S. Treasury Bonds
8,400,000	2.250%, 11/15/2027	7,981,969
4,500,000	2.750%, 2/15/2028	4,459,746
7,750,000	2.875%, 5/15/2028	7,762,110
7,050,000	3.000%, 2/15/2047	7,068,451
30,850,000	2.750%, 11/15/2047	29,405,111
12,000,000	3.125%, 5/15/2048	12,322,031
	U.S. Treasury Notes
7,130,000	2.125%, 12/31/2022	6,949,243

	Total	75,948,661

Utilities (6.1%)
	AEP Transmission Company, LLC
4,480,000	3.100%, 12/1/2026	4,284,811
	AES Corporation
640,000	5.500%, 4/15/2025	644,800
	American Electric Power Company, Inc.
2,565,000	2.950%, 12/15/2022	2,496,087
	Baltimore Gas and Electric Company
2,560,000	2.400%, 8/15/2026	2,329,178
	CenterPoint Energy, Inc.
4,160,000	2.500%, 9/1/2022	3,990,503
	CMS Energy Corporation
2,560,000	3.450%, 8/15/2027	2,442,756
	Consolidated Edison Company of New York, Inc.
1,280,000	2.900%, 12/1/2026	1,197,323
	Covanta Holding Corporation
640,000	5.875%, 7/1/2025	617,600
	DTE Electric Company
1,900,000	4.050%, 5/15/2048	1,892,319
	Duke Energy Corporation
3,840,000	2.650%, 9/1/2026	3,457,332
3,840,000	3.150%, 8/15/2027[i]	3,562,916
3,200,000	3.750%, 9/1/2046	2,832,645
	Electricite de France SA
3,200,000	5.250%, 1/29/2023[b,h,j]	3,123,200
	Exelon Corporation
1,600,000	3.497%, 6/1/2022	1,582,672
3,120,000	3.950%, 6/15/2025	3,100,263
1,910,000	3.400%, 4/15/2026	1,813,449
	Exelon Generation Company, LLC
2,560,000	4.250%, 6/15/2022	2,619,584
	FirstEnergy Corporation
1,280,000	3.900%, 7/15/2027	1,241,272
3,200,000	4.850%, 7/15/2047	3,269,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Utilities (6.1%) - continued
	FirstEnergy Transmission, LLC
$ 3,150,000	5.450%, 7/15/2044[h]	$3,522,961
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,138,458
	Kinder Morgan Energy Partners, LP
3,175,000	5.000%, 8/15/2042	2,951,913
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,687,828
	Oncor Electric Delivery Company, LLC
2,490,000	3.750%, 4/1/2045	2,358,647
	Pacific Gas and Electric Company
1,270,000	2.950%, 3/1/2026	1,132,840
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,800,585
	PPL Capital Funding, Inc.
3,205,000	3.500%, 12/1/2022	3,188,079
3,190,000	3.950%, 3/15/2024	3,210,660
	San Diego Gas and Electric Company
3,200,000	4.150%, 5/15/2048	3,206,416
	Southern California Edison Company
1,500,000	4.125%, 3/1/2048	1,417,973
	Southern Company
7,630,000	3.250%, 7/1/2026	7,159,583
1,920,000	5.500%, 3/15/2057[b]	1,977,098
	TerraForm Power Operating, LLC
640,000	5.000%, 1/31/2028[h]	606,400

	Total	89,857,444

	Total Long-Term Fixed Income (cost $1,369,086,944)	1,345,245,740

Shares	Registered Investment Companies (0.9%)
Fixed Income Funds/Exchange Traded Funds (0.9%)
117,500	iShares J.P. Morgan USD Emerging Markets Bond ETF	12,545,475

	Total	12,545,475

	Total Registered Investment Companies (cost $12,769,865)	12,545,475

	Preferred Stock (0.3%)
Financials (0.3%)
22,500	CoBank ACB, 6.250%[b,j]	2,340,000
88,200	Morgan Stanley, 7.125%[b,j]	2,489,004

	Total	4,829,004

	Total Preferred Stock (cost $4,452,690)	4,829,004

	Common Stock (<0.1%)
Financials (<0.1%)
2,247	Glitnir HoldCo ehf.[e,k]	0

	Total	0

	Total Common Stock (cost $–)	0

	Collateral Held for Securities Loaned (0.7%)
10,991,404	Thrivent Cash Management Trust	10,991,404

	Total Collateral Held for Securities Loaned (cost $10,991,404)	10,991,404

Shares or Principal Amount	Short-Term Investments (9.5%)
	Federal Home Loan Bank Discount Notes
800,000	1.905%, 8/23/2018[l,m]	797,781
	Thrivent Core Short-Term Reserve Fund
13,989,289	2.290%	139,892,894

	Total Short-Term Investments (cost $140,690,608)	140,690,675

	Total Investments (cost $1,568,979,682) 104.8%	$1,544,963,103

	Other Assets and Liabilities, Net (4.8%)	(71,044,468)

	Total Net Assets 100.0%	$1,473,918,635

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	All or a portion of the security is insured or guaranteed.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $215,394,852 or 14.6% of total net assets.

i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Portfolio as of June 29, 2018 was $28,305,692 or 1.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Babson CLO, Ltd., 10/17/2026	3/10/2017	$3,250,000
Babson CLO, Ltd., 7/20/2029	5/18/2018	3,900,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,200,000
Digicel, Ltd., 4/15/2021	9/26/2017	634,953
Magnetite XII, Ltd., 4/15/2027	11/17/2016	3,200,000
Octagon Investment Partners XVI, Ltd., 7/17/2030	6/15/2018	2,600,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	2,140,489
Shackleton, Ltd., 4/15/2027	12/16/2016	3,200,000
Sound Point CLO, Ltd., 1/20/2028	6/5/2018	3,200,000
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	3,200,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of June 29, 2018:

Securities Lending Transactions

Taxable Debt Security	$10,651,940

Total lending	$10,651,940
Gross amount payable upon return of collateral for securities loaned	$10,991,404

Net amounts due to counterparty	$339,464

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (12.8%)
3,109	Advance Auto Parts, Inc.	$421,891
16,911	Amazon.com, Inc.[a]	28,745,318
11,118	Aptiv plc	1,018,742
1,120	AutoZone, Inc.[a]	751,442
10,298	Best Buy Company, Inc.	768,025
2,023	Booking Holdings, Inc.[a]	4,100,803
8,293	BorgWarner, Inc.	357,926
7,477	CarMax, Inc.[a]	544,849
17,047	Carnival Corporation	976,964
14,339	CBS Corporation	806,139
7,777	Charter Communications, Inc.[a]	2,280,294
1,027	Chipotle Mexican Grill, Inc.[a]	443,017
192,826	Comcast Corporation	6,326,621
14,421	D.R. Horton, Inc.	591,261
5,198	Darden Restaurants, Inc.	556,498
6,553	Discovery Communications, Inc., Class Aa,b	180,207
14,344	Discovery Communications, Inc., Class Ca	365,772
9,613	DISH Network Corporation[a]	323,093
10,673	Dollar General Corporation	1,052,358
9,984	Dollar Tree, Inc.[a]	848,640
5,075	Expedia Group, Inc.	609,964
4,960	Foot Locker, Inc.	261,144
164,352	Ford Motor Company	1,819,377
9,111	Gap, Inc.	295,105
4,670	Garmin, Ltd.	284,870
53,264	General Motors Company	2,098,602
6,162	Genuine Parts Company	565,610
10,070	Goodyear Tire & Rubber Company	234,530
8,784	H&R Block, Inc.	200,100
15,132	Hanesbrands, Inc.	333,207
6,989	Harley-Davidson, Inc.	294,097
4,774	Hasbro, Inc.	440,688
11,731	Hilton Worldwide Holdings, Inc.	928,626
48,437	Home Depot, Inc.	9,450,059
16,188	Interpublic Group of Companies, Inc.	379,447
7,064	Kohl’s Corporation	514,966
10,185	L Brands, Inc.	375,623
5,512	Leggett & Platt, Inc.	246,056
11,489	Lennar Corporation	603,172
13,005	LKQ Corporation[a]	414,859
34,516	Lowe’s Companies, Inc.	3,298,694
12,864	Macy’s, Inc.	481,500
12,463	Marriott International, Inc.	1,577,816
14,445	Mattel, Inc.	237,187
32,969	McDonald’s Corporation	5,165,913
21,041	MGM Resorts International	610,820
6,294	Michael Kors Holdings, Ltd.[a]	419,180
2,663	Mohawk Industries, Inc.[a]	570,601
18,253	Netflix, Inc.[a]	7,144,772
20,394	Newell Brands, Inc.	525,961
16,093	News Corporation, Class A	249,441
5,113	News Corporation, Class B	81,041
53,860	NIKE, Inc.	4,291,565
4,932	Nordstrom, Inc.	255,379
8,680	Norwegian Cruise Line Holdings, Ltd.[a]	410,130
9,544	Omnicom Group, Inc.	727,921
3,439	O’Reilly Automotive, Inc.[a]	940,807
11,030	PulteGroup, Inc.	317,112
3,236	PVH Corporation	484,494
2,338	Ralph Lauren Corporation	293,933
15,899	Ross Stores, Inc.	1,347,440
7,113	Royal Caribbean Cruises, Ltd.	736,907
3,457	Sherwin-Williams Company	1,408,969
2,376	Snap-On, Inc.	381,871
57,946	Starbucks Corporation	2,830,662
12,085	Tapestry, Inc.	564,490
22,386	Target Corporation	1,704,022
4,278	Tiffany & Company	562,985
26,331	TJX Companies, Inc.	2,506,185
5,125	Tractor Supply Company	392,011
4,500	TripAdvisor, Inc.[a]	250,695
18,441	Twenty-First Century Fox, Inc., Class B	908,588
44,259	Twenty-First Century Fox, Inc., Class A	2,199,230
2,401	Ulta Beauty, Inc.[a]	560,537
7,809	Under Armour, Inc., Class Aa,b	175,546
7,909	Under Armour, Inc., Class Ca	166,722
13,747	VF Corporation	1,120,655
14,821	Viacom, Inc.	447,001
62,428	Walt Disney Company	6,543,079
2,709	Whirlpool Corporation	396,137
3,556	Wynn Resorts, Ltd.	595,061
13,572	Yum! Brands, Inc.	1,061,602

	Total	126,754,624

Consumer Staples (7.0%)
79,472	Altria Group, Inc.	4,513,215
23,480	Archer-Daniels-Midland Company	1,076,088
10,999	Brown-Forman Corporation	539,061
8,079	Campbell Soup Company[b]	327,523
10,275	Church & Dwight Company, Inc.	546,219
5,438	Clorox Company	735,489
160,810	Coca-Cola Company	7,053,127
36,629	Colgate-Palmolive Company	2,373,925
16,524	Conagra Brands, Inc.	590,403
7,055	Constellation Brands, Inc.	1,544,128
18,417	Costco Wholesale Corporation	3,848,785
19,854	Coty, Inc.	279,941
42,689	CVS Health Corporation	2,747,037
9,405	Estee Lauder Companies, Inc.	1,341,999
24,895	General Mills, Inc.	1,101,853
5,867	Hershey Company	545,983
11,340	Hormel Foods Corporation[b]	421,961
4,770	J.M. Smucker Company	512,680
10,486	Kellogg Company	732,657
14,668	Kimberly-Clark Corporation	1,545,127
25,084	Kraft Heinz Company	1,575,777
34,131	Kroger Company	971,027
5,093	McCormick & Company, Inc.	591,246
7,770	Molson Coors Brewing Company	528,671
61,938	Mondelez International, Inc.	2,539,458
17,248	Monster Beverage Corporation[a]	988,310
59,535	PepsiCo, Inc.	6,481,575
65,272	Philip Morris International, Inc.	5,270,061
105,588	Procter & Gamble Company	8,242,199
20,126	Sysco Corporation	1,374,405
12,496	Tyson Foods, Inc.	860,350
35,810	Walgreens Boots Alliance, Inc.	2,149,137
60,747	Wal-Mart Stores, Inc.	5,202,981

	Total	69,152,398

Energy (6.2%)
21,628	Anadarko Petroleum Corporation	1,584,251
5,838	Andeavor	765,829
16,047	Apache Corporation	750,197
17,485	Baker Hughes, Inc.	577,530
18,958	Cabot Oil & Gas Corporation	451,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (97.9%)	Value
Energy (6.2%) - continued
80,241	Chevron Corporation	$10,144,870
4,007	Cimarex Energy Company	407,672
6,260	Concho Resources, Inc.[a]	866,071
49,131	ConocoPhillips	3,420,500
21,977	Devon Energy Corporation	966,109
24,306	EOG Resources, Inc.	3,024,396
10,591	EQT Corporation	584,411
177,778	Exxon Mobil Corporation	14,707,574
36,782	Halliburton Company	1,657,397
4,572	Helmerich & Payne, Inc.	291,511
10,995	Hess Corporation	735,456
7,413	HollyFrontier Corporation	507,272
79,664	Kinder Morgan, Inc.	1,407,663
35,825	Marathon Oil Corporation	747,309
19,394	Marathon Petroleum Corporation	1,360,683
16,041	National Oilwell Varco, Inc.	696,179
8,386	Newfield Exploration Company[a]	253,676
20,342	Noble Energy, Inc.	717,666
32,155	Occidental Petroleum Corporation	2,690,730
17,261	ONEOK, Inc.	1,205,336
17,623	Phillips 66	1,979,239
7,156	Pioneer Natural Resources Company	1,354,201
58,162	Schlumberger, Ltd.	3,898,599
18,224	TechnipFMC plc	578,430
18,094	Valero Energy Corporation	2,005,358
34,754	Williams Companies, Inc.	942,181

	Total	61,279,496

Financials (13.6%)
2,281	Affiliated Managers Group, Inc.	339,116
32,507	Aflac, Inc.	1,398,451
14,759	Allstate Corporation	1,347,054
29,985	American Express Company	2,938,530
37,694	American International Group, Inc.	1,998,536
6,072	Ameriprise Financial, Inc.	849,351
10,267	Aon plc	1,408,324
7,654	Arthur J. Gallagher & Company	499,653
2,212	Assurant, Inc.	228,920
395,947	Bank of America Corporation	11,161,746
42,438	Bank of New York Mellon Corporation	2,288,681
32,742	BB&T Corporation	1,651,507
80,819	Berkshire Hathaway, Inc.[a]	15,084,866
5,179	BlackRock, Inc.	2,584,528
4,023	Brighthouse Financial, Inc.[a]	161,202
20,425	Capital One Financial Corporation	1,877,058
4,723	Cboe Global Markets, Inc.	491,523
50,420	Charles Schwab Corporation	2,576,462
19,559	Chubb, Ltd.	2,484,384
6,272	Cincinnati Financial Corporation	419,346
107,071	Citigroup, Inc.	7,165,191
20,354	Citizens Financial Group, Inc.	791,771
14,298	CME Group, Inc.	2,343,728
7,219	Comerica, Inc.	656,352
14,653	Discover Financial Services	1,031,718
11,082	E*TRADE Financial Corporation[a]	677,775
1,721	Everest Re Group, Ltd.	396,656
28,784	Fifth Third Bancorp	826,101
13,383	Franklin Resources, Inc.	428,925
14,750	Goldman Sachs Group, Inc.	3,253,408
15,038	Hartford Financial Services Group, Inc.	768,893
46,398	Huntington Bancshares, Inc.	684,834
24,322	Intercontinental Exchange, Inc.	1,788,883
17,248	Invesco, Ltd.	458,107
142,966	J.P. Morgan Chase & Company	14,897,057
12,731	Jefferies Financial Group, Inc.	289,503
44,579	KeyCorp	871,074
9,183	Lincoln National Corporation	571,642
10,995	Loews Corporation	530,839
6,098	M&T Bank Corporation	1,037,575
21,305	Marsh & McLennan Companies, Inc.	1,746,371
42,684	MetLife, Inc.	1,861,022
7,010	Moody’s Corporation	1,195,626
57,236	Morgan Stanley	2,712,986
3,738	MSCI, Inc.	618,377
4,908	Nasdaq, Inc.	447,953
8,880	Northern Trust Corporation	913,663
14,607	People’s United Financial, Inc.	264,241
19,714	PNC Financial Services Group, Inc.	2,663,361
11,184	Principal Financial Group, Inc.	592,193
24,454	Progressive Corporation	1,446,454
17,636	Prudential Financial, Inc.	1,649,142
5,451	Raymond James Financial, Inc.	487,047
47,161	Regions Financial Corporation	838,523
10,552	S&P Global, Inc.	2,151,447
15,343	State Street Corporation	1,428,280
19,518	SunTrust Banks, Inc.	1,288,578
2,224	SVB Financial Group[a]	642,202
29,791	Synchrony Financial	994,424
10,167	T. Rowe Price Group, Inc.	1,180,287
4,434	Torchmark Corporation	360,972
11,348	Travelers Companies, Inc.	1,388,314
65,518	U.S. Bancorp	3,277,210
9,288	Unum Group	343,563
184,150	Wells Fargo & Company	10,209,276
5,536	Willis Towers Watson plc	839,258
10,845	XL Group, Ltd.	606,778
8,277	Zions Bancorporation	436,115

	Total	133,842,933

Health Care (13.4%)
73,616	Abbott Laboratories	4,489,840
63,635	AbbVie, Inc.	5,895,783
1,774	ABIOMED, Inc.[a]	725,655
13,735	Aetna, Inc.	2,520,373
9,343	Alexion Pharmaceuticals, Inc.[a]	1,159,933
3,029	Align Technology, Inc.[a]	1,036,342
14,237	Allergan plc	2,373,593
6,830	AmerisourceBergen Corporation	582,394
27,965	Amgen, Inc.	5,162,059
10,716	Anthem, Inc.	2,550,730
20,686	Baxter International, Inc.	1,527,454
11,220	Becton, Dickinson and Company	2,687,863
8,860	Biogen, Inc.[a]	2,571,526
57,938	Boston Scientific Corporation[a]	1,894,573
68,634	Bristol-Myers Squibb Company	3,798,206
13,046	Cardinal Health, Inc.	637,036
29,680	Celgene Corporation[a]	2,357,186
8,615	Centene Corporation[a]	1,061,454
13,236	Cerner Corporation[a]	791,380
10,215	CIGNA Corporation	1,736,039
2,058	Cooper Companies, Inc.	484,556
25,813	Danaher Corporation	2,547,227
5,862	DaVita, Inc.[a]	407,057
9,550	Dentsply Sirona, Inc.	418,004
8,851	Edwards Lifesciences Corporation[a]	1,288,440
40,108	Eli Lilly and Company	3,422,416
5,086	Envision Healthcare Corporation[a]	223,835
23,587	Express Scripts Holding Company[a]	1,821,152
54,598	Gilead Sciences, Inc.	3,867,722
11,734	HCA Healthcare, Inc.	1,203,908
6,467	Henry Schein, Inc.[a]	469,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (97.9%)	Value
Health Care (13.4%) - continued
11,464	Hologic, Inc.[a]	$455,694
5,781	Humana, Inc.	1,720,599
3,647	IDEXX Laboratories, Inc.[a]	794,827
6,173	Illumina, Inc.[a]	1,724,057
7,387	Incyte Corporation[a]	494,929
4,757	Intuitive Surgical, Inc.[a]	2,276,129
6,015	IQVIA Holding, Inc.[a]	600,417
112,623	Johnson & Johnson	13,665,675
4,296	Laboratory Corporation of America Holdings[a]	771,261
8,484	McKesson Corporation	1,131,766
56,863	Medtronic plc	4,868,041
112,965	Merck & Company, Inc.	6,856,976
1,066	Mettler-Toledo International, Inc.[a]	616,820
21,644	Mylan NVa	782,214
6,765	Nektar Therapeutics[a]	330,335
4,646	PerkinElmer, Inc.	340,227
5,407	Perrigo Company plc	394,224
245,623	Pfizer, Inc.	8,911,202
5,703	Quest Diagnostics, Inc.	626,988
3,248	Regeneron Pharmaceuticals, Inc.[a]	1,120,528
5,994	ResMed, Inc.	620,859
13,495	Stryker Corporation	2,278,766
16,893	Thermo Fisher Scientific, Inc.	3,499,216
40,351	UnitedHealth Group, Inc.	9,899,714
3,659	Universal Health Services, Inc.	407,759
3,842	Varian Medical Systems, Inc.[a]	436,912
10,700	Vertex Pharmaceuticals, Inc.[a]	1,818,572
3,290	Waters Corporation[a]	636,911
8,535	Zimmer Biomet Holdings, Inc.	951,140
20,317	Zoetis, Inc.	1,730,805

	Total	132,477,062

Industrials (9.3%)
24,929	3M Company	4,904,033
6,092	A.O. Smith Corporation	360,342
5,176	Alaska Air Group, Inc.	312,579
3,987	Allegion plc	308,434
17,495	American Airlines Group, Inc.	664,110
9,724	AMETEK, Inc.	701,684
17,841	Arconic, Inc.	303,475
22,995	Boeing Company	7,715,052
5,847	C.H. Robinson Worldwide, Inc.	489,160
25,106	Caterpillar, Inc.	3,406,131
3,630	Cintas Corporation	671,804
8,484	Copart, Inc.[a]	479,855
36,756	CSX Corporation	2,344,298
6,504	Cummins, Inc.	865,032
13,617	Deere & Company	1,903,657
27,099	Delta Air Lines, Inc.	1,342,484
6,495	Dover Corporation	475,434
18,362	Eaton Corporation plc	1,372,376
26,457	Emerson Electric Company	1,829,237
5,051	Equifax, Inc.	631,931
7,335	Expeditors International of Washington, Inc.	536,188
12,078	Fastenal Company	581,314
10,323	FedEx Corporation	2,343,940
5,494	Flowserve Corporation	221,958
5,903	Fluor Corporation	287,948
12,880	Fortive Corporation	993,177
6,127	Fortune Brands Home and Security, Inc.	328,959
11,599	General Dynamics Corporation	2,162,170
364,696	General Electric Company	4,963,513
4,985	Harris Corporation	720,532
31,363	Honeywell International, Inc.	4,517,840
1,869	Huntington Ingalls Industries, Inc.	405,180
14,953	IHS Markit, Ltd.[a]	771,425
12,802	Illinois Tool Works, Inc.	1,773,589
10,412	Ingersoll-Rand plc	934,269
5,061	Jacobs Engineering Group, Inc.	321,323
3,595	JB Hunt Transport Services, Inc.	436,972
38,891	Johnson Controls International plc	1,300,904
4,308	Kansas City Southern	456,476
3,295	L3 Technologies, Inc.	633,694
10,431	Lockheed Martin Corporation	3,081,630
13,037	Masco Corporation	487,845
14,060	Nielsen Holdings plc	434,876
11,864	Norfolk Southern Corporation	1,789,922
7,322	Northrop Grumman Corporation	2,252,979
14,773	PACCAR, Inc.	915,335
5,583	Parker Hannifin Corporation	870,111
6,816	Pentair, Ltd.	286,817
6,282	Quanta Services, Inc.[a]	209,819
12,062	Raytheon Company	2,330,137
9,363	Republic Services, Inc.	640,055
5,188	Robert Half International, Inc.	337,739
5,273	Rockwell Automation, Inc.	876,531
6,896	Rockwell Collins, Inc.	928,753
4,332	Roper Industries, Inc.	1,195,242
22,398	Southwest Airlines Company	1,139,610
6,479	Stanley Black & Decker, Inc.	860,476
3,593	Stericycle, Inc.[a]	234,587
10,751	Textron, Inc.	708,598
2,047	TransDigm Group, Inc.	706,502
32,566	Union Pacific Corporation	4,613,951
9,896	United Continental Holdings, Inc.[a]	690,048
28,955	United Parcel Service, Inc.	3,075,890
3,510	United Rentals, Inc.[a]	518,146
31,243	United Technologies Corporation	3,906,312
6,523	Verisk Analytics, Inc.[a]	702,136
2,140	W.W. Grainger, Inc.	659,976
16,703	Waste Management, Inc.	1,358,622
7,555	Xylem, Inc.	509,056

	Total	92,094,180

Information Technology (25.5%)
27,003	Accenture plc	4,417,421
31,963	Activision Blizzard, Inc.	2,439,416
20,679	Adobe Systems, Inc.[a]	5,041,747
34,597	Advanced Micro Devices, Inc.[a]	518,609
13,435	Agilent Technologies, Inc.	830,820
7,165	Akamai Technologies, Inc.[a]	524,693
2,024	Alliance Data Systems Corporation	471,997
12,541	Alphabet, Inc., Class Aa	14,161,172
12,748	Alphabet, Inc., Class Ca	14,222,306
12,657	Amphenol Corporation	1,103,058
15,574	Analog Devices, Inc.	1,493,858
3,528	ANSYS, Inc.[a]	614,507
206,386	Apple, Inc.	38,204,112
42,328	Applied Materials, Inc.	1,955,130
9,200	Autodesk, Inc.[a]	1,206,028
18,497	Automatic Data Processing, Inc.	2,481,188
17,247	Broadcom, Ltd.	4,184,812
4,951	Broadridge Financial Solutions, Inc.	569,860
13,120	CA, Inc.	467,728
11,837	Cadence Design Systems, Inc.[a]	512,660
197,473	Cisco Systems, Inc.	8,497,263
5,406	Citrix Systems, Inc.[a]	566,765
24,602	Cognizant Technology Solutions Corporation	1,943,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (97.9%)	Value
Information Technology (25.5%) - continued
34,866	Corning, Inc.	$959,164
11,958	DXC Technology Company	963,934
38,815	eBay, Inc.[a]	1,407,432
12,884	Electronic Arts, Inc.[a]	1,816,902
2,566	F5 Networks, Inc.[a]	442,507
100,717	Facebook, Inc.[a]	19,571,327
13,899	Fidelity National Information Services, Inc.	1,473,711
17,192	Fiserv, Inc.[a]	1,273,755
3,757	FleetCor Technologies, Inc.[a]	791,412
5,762	FLIR Systems, Inc.	299,451
3,831	Gartner, Inc.[a]	509,140
6,699	Global Payments, Inc.	746,872
64,118	Hewlett Packard Enterprise Company	936,764
68,921	HP, Inc.	1,563,818
195,673	Intel Corporation	9,726,905
35,847	International Business Machines Corporation	5,007,826
10,235	Intuit, Inc.	2,091,062
1,578	IPG Photonics Corporation[a]	348,154
14,661	Juniper Networks, Inc.	402,005
6,545	KLA-Tencor Corporation	671,059
6,888	Lam Research Corporation	1,190,591
38,499	MasterCard, Inc.	7,565,823
9,869	Microchip Technology, Inc.	897,586
48,698	Micron Technology, Inc.[a]	2,553,723
322,616	Microsoft Corporation	31,813,164
6,808	Motorola Solutions, Inc.	792,247
11,250	NetApp, Inc.	883,463
25,488	NVIDIA Corporation	6,038,107
125,133	Oracle Corporation	5,513,360
13,426	Paychex, Inc.	917,667
46,867	PayPal Holdings, Inc.[a]	3,902,615
5,311	Qorvo, Inc.[a]	425,783
62,255	QUALCOMM, Inc.	3,493,751
7,460	Red Hat, Inc.[a]	1,002,400
29,617	Salesforce.com, Inc.[a]	4,039,759
12,054	Seagate Technology plc	680,689
7,645	Skyworks Solutions, Inc.	738,889
26,098	Symantec Corporation	538,924
6,257	Synopsys, Inc.[a]	535,412
4,803	Take-Two Interactive Software, Inc.[a]	568,483
14,702	TE Connectivity, Ltd.	1,324,062
41,105	Texas Instruments, Inc.	4,531,826
6,966	Total System Services, Inc.	588,766
27,496	Twitter, Inc.[a]	1,200,750
4,031	VeriSign, Inc.[a]	553,940
75,001	Visa, Inc.	9,933,882
12,565	Western Digital Corporation	972,657
19,346	Western Union Company	393,304
8,983	Xerox Corporation	215,592
10,640	Xilinx, Inc.	694,366

	Total	251,933,243

Materials (2.4%)
9,204	Air Products and Chemicals, Inc.	1,433,339
4,651	Albemarle Corporation	438,729
3,696	Avery Dennison Corporation	377,362
14,665	Ball Corporation	521,341
9,799	CF Industries Holdings, Inc.	435,076
97,449	DowDuPont, Inc.	6,423,838
5,994	Eastman Chemical Company	599,160
10,903	Ecolab, Inc.	1,530,018
5,648	FMC Corporation	503,858
56,576	Freeport-McMoRan, Inc.	976,502
3,314	International Flavors & Fragrances, Inc.	410,803
17,388	International Paper Company	905,567
13,500	LyondellBasell Industries NV	1,482,975
2,643	Martin Marietta Materials, Inc.	590,261
14,727	Mosaic Company	413,092
22,401	Newmont Mining Corporation	844,742
13,357	Nucor Corporation	834,813
3,962	Packaging Corporation of America	442,912
10,469	PPG Industries, Inc.	1,085,949
12,067	Praxair, Inc.	1,908,396
6,767	Sealed Air Corporation	287,259
5,550	Vulcan Materials Company	716,283
10,768	WestRock Company	613,991

	Total	23,776,266

Real Estate (2.8%)
4,324	Alexandria Real Estate Equities, Inc.	545,559
18,545	American Tower Corporation	2,673,633
6,607	Apartment Investment & Management Company	279,476
5,803	AvalonBay Communities, Inc.	997,478
6,482	Boston Properties, Inc.	812,972
12,696	CBRE Group, Inc.[a]	606,107
17,418	Crown Castle International Corporation	1,878,009
8,648	Digital Realty Trust, Inc.	964,944
14,992	Duke Realty Corporation	435,218
3,336	Equinix, Inc.	1,434,113
15,461	Equity Residential	984,711
2,773	Essex Property Trust, Inc.	662,941
5,295	Extra Space Storage, Inc.	528,494
3,075	Federal Realty Investment Trust	389,141
26,560	General Growth Properties, Inc.	542,621
19,727	HCP, Inc.	509,351
31,129	Host Hotels & Resorts, Inc.	655,888
11,817	Iron Mountain, Inc.	413,713
17,841	Kimco Realty Corporation	303,119
4,559	Macerich Company	259,088
4,778	Mid-America Apartment Communities, Inc.	481,001
22,391	Prologis, Inc.	1,470,865
6,292	Public Storage, Inc.	1,427,403
11,941	Realty Income Corporation	642,306
6,189	Regency Centers Corporation	384,213
4,837	SBA Communications Corporation[a]	798,685
13,004	Simon Property Group, Inc.	2,213,151
3,713	SL Green Realty Corporation	373,268
11,236	UDR, Inc.	421,799
14,961	Ventas, Inc.	852,029
7,266	Vornado Realty Trust	537,103
15,619	Welltower, Inc.	979,155
31,787	Weyerhaeuser Company	1,158,954

	Total	27,616,508

Telecommunications Services (2.0%)
304,552	AT&T, Inc.	9,779,165
41,224	CenturyLink, Inc.	768,415
173,498	Verizon Communications, Inc.	8,728,684

	Total	19,276,264

Utilities (2.9%)
27,772	AES Corporation	372,422
9,720	Alliant Energy Corporation	411,350
10,231	Ameren Corporation	622,556

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (97.9%)	Value
Utilities (2.9%) - continued
20,681	American Electric Power Company, Inc.	$1,432,159
7,476	American Water Works Company, Inc.	638,301
18,117	CenterPoint Energy, Inc.	502,022
11,863	CMS Energy Corporation	560,883
13,048	Consolidated Edison, Inc.	1,017,483
27,401	Dominion Energy, Inc.	1,868,200
7,620	DTE Energy Company	789,661
29,435	Duke Energy Corporation	2,327,720
13,681	Edison International, Inc.	865,597
7,593	Entergy Corporation	613,438
11,388	Evergy, Inc.	639,436
13,306	Eversource Energy	779,865
40,536	Exelon Corporation	1,726,834
18,824	FirstEnergy Corporation	675,970
19,796	NextEra Energy, Inc.	3,306,526
14,166	NiSource, Inc.	372,282
12,561	NRG Energy, Inc.	385,623
21,685	PG&E Corporation	922,914
4,700	Pinnacle West Capital Corporation	378,632
29,353	PPL Corporation	838,028
21,214	Public Service Enterprise Group, Inc.	1,148,526
5,989	SCANA Corporation	230,696
11,091	Sempra Energy	1,287,776
42,478	Southern Company	1,967,156
13,249	WEC Energy Group, Inc.	856,548
21,367	Xcel Energy, Inc.	976,045

	Total	28,514,649

	Total Common Stock (cost $576,916,531)	966,717,623

	Collateral Held for Securities Loaned (0.1%)
1,073,335	Thrivent Cash Management Trust	1,073,335

	Total Collateral Held for Securities Loaned (cost $1,073,335)	1,073,335

Shares or Principal Amount	Short-Term Investments (2.0%)
	Federal Home Loan Bank Discount Notes
300,000	1.800%, 7/18/2018[c,d]	299,751
250,000	1.870%, 7/25/2018[c,d]	249,701
300,000	1.880%, 8/28/2018[c,d]	299,088
	Thrivent Core Short-Term Reserve Fund
1,852,625	2.290%	18,526,246

	Total Short-Term Investments (cost $19,374,727)	19,374,786

	Total Investments (cost $597,364,593) 100.0%	$987,165,744

	Other Assets and Liabilities, Net <0.1%	111,223

	Total Net Assets 100.0%	$987,276,967

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$1,034,853

Total lending	$1,034,853
Gross amount payable upon return of collateral for securities loaned	$1,073,335

Net amounts due to counterparty	$38,482

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (89.9%)	Value
Consumer Discretionary (14.6%)
30,728	Amazon.com, Inc.[a]	$52,231,454
11,400	AOKI Holdings, Inc.	166,359
7,100	Aoyama Trading Company, Ltd.	236,895
11,299	Aptiv plc	1,035,327
17,900	Autobacs Seven Company, Ltd.	316,955
57,370	Berkeley Group Holdings plc	2,857,769
4,274	Booking Holdings, Inc.[a]	8,663,783
150,600	Bridgestone Corporation	5,882,866
98,822	Carnival Corporation	5,663,489
43,600	CBS Corporation	2,451,192
14,500	Chiyoda Company, Ltd.	335,413
5,974	Cie Generale des Etablissements Michelin	722,724
232,787	Comcast Corporation	7,637,741
23,100	DCM Holdings Company, Ltd.	216,090
57,865	Harley-Davidson, Inc.	2,434,959
207,200	Honda Motor Company, Ltd.	6,075,308
28,011	Hugo Boss AG	2,540,293
85,701	Inchcape plc	881,050
8,758	Ipsos SA	298,863
65,700	Las Vegas Sands Corporation	5,016,852
96,744	Lowe’s Companies, Inc.	9,245,824
81,925	Magna International, Inc.	4,762,300
71,026	Mediaset Espana Comunicacion SA	597,025
37,621	Netflix, Inc.[a]	14,725,988
2,832	Nexity SA	178,787
15,579	Next plc	1,240,068
66,000	NHK Spring Company, Ltd.	621,264
687,600	Nissan Motor Company, Ltd.	6,690,482
89,254	Peugeot SA	2,033,680
10,000	Plenus Company, Ltd.	163,863
24,022	ProSiebenSat.1 Media AG	607,878
27,300	Sangetsu Company, Ltd.	552,495
67,000	Sankyo Company, Ltd.	2,620,022
157,900	Sekisui House, Ltd.	2,790,785
18,700	SHIMAMURA Company, Ltd.	1,644,066
57,200	Sumitomo Rubber Industries, Ltd.	906,675
5,200	Takara Standard Company, Ltd.	86,579
107,900	Toyoda Gosei Company, Ltd.	2,730,914
89,200	TV Asahi Holdings Corporation	1,956,726
21,018	Wolters Kluwer NV	1,180,724

	Total	161,001,527

Consumer Staples (3.7%)
16,400	Arcs Company, Ltd.	447,480
85,537	CVS Health Corporation	5,504,306
118,205	Empire Company, Ltd.	2,372,822
21,277	ForFarmers BV	276,183
1,822	Henkel AG & Company KGaA	202,300
252,600	Japan Tobacco, Inc.	7,059,265
27,178	Kimberly-Clark Corporation	2,862,931
26,400	Lawson, Inc.	1,648,735
5,200	Ministop Company, Ltd.	104,876
10,702	Swedish Match AB	528,911
94,527	Unilever NV	5,266,766
169,136	Unilever plc	9,343,140
26,194	Wal-Mart Stores, Inc.	2,243,516
93,619	Wesfarmers, Ltd.	3,415,811

	Total	41,277,042

Energy (6.0%)
104,790	Anadarko Petroleum Corporation	7,675,868
371,020	BP plc	2,822,909
92,296	Chevron Corporation	11,668,983
52,649	Devon Energy Corporation	2,314,450
19,894	EQT Corporation	1,097,751
3,418	Gaztransport Et Technigaz SA	209,197
259,337	Halliburton Company	11,685,725
169,578	Marathon Oil Corporation	3,537,397
62,629	OMV AG	3,542,160
13,400	Phillips 66	1,504,954
17,272	Pioneer Natural Resources Company	3,268,553
22,905	Royal Dutch Shell plc, Class A	792,717
236,841	Royal Dutch Shell plc, Class B	8,481,978
56,312	Total SA	3,419,593
1,362,699	Weatherford International plc[a,b]	4,483,280

	Total	66,505,515

Financials (13.9%)
21,366	American International Group, Inc.	1,132,825
23,346	Anima Holding SPA[c]	124,778
5,300	Aozora Bank, Ltd.	201,143
14,794	ASX, Ltd.	705,197
134,125	Australia & New Zealand Banking Group, Ltd.	2,807,180
175,629	Banca Monte dei Paschi di Siena SPA[a,b]	505,348
296,577	Banco BPM SPA[a]	861,529
681,574	Banco de Sabadell SA	1,138,101
585,465	Bank of America Corporation	16,504,258
73,674	Bankinter SA	714,860
90,838	Barclays plc	224,527
165,752	Blackstone Group, LP	5,332,242
4,929	BNP Paribas SA	304,893
47,310	CaixaBank SA	203,636
21,860	Capital One Financial Corporation	2,008,934
37,515	Chubb, Ltd.	4,765,155
166,741	CI Financial Corporation	2,997,064
251,498	Citigroup, Inc.	16,830,246
114,111	CNP Assurances	2,592,551
33,043	Comerica, Inc.	3,004,270
488,228	Direct Line Insurance Group plc	2,203,212
123,053	DnB ASA	2,396,218
66,929	E*TRADE Financial Corporation[a]	4,093,378
39,038	Euronext NVc	2,473,750
116,016	Fifth Third Bancorp	3,329,659
95,976	Finecobank Banca Fineco SPA	1,080,409
429,454	FlexiGroup, Ltd.	705,066
43,220	Genworth MI Canada, Inc.[b]	1,406,421
64,836	Goldman Sachs Group, Inc.	14,300,876
28,745	Hannover Rueckversicherung SE	3,573,633
924,993	HSBC Holdings plc	8,643,451
239,386	Huntington Bancshares, Inc.	3,533,337
37,060	Interactive Brokers Group, Inc.	2,387,035
41,089	J.P. Morgan Chase & Company	4,281,474
33,471	Jupiter Fund Management plc	196,237
32,400	KeyCorp	633,096
13,208	Macquarie Group, Ltd.	1,203,728
31,200	Matsui Securities Company, Ltd.	297,816
2,166,739	Medibank Private, Ltd.	4,678,494
123,720	MetLife, Inc.	5,394,192
1,001,300	Mizuho Financial Group, Inc.	1,686,675
49,372	National Bank of Canada	2,370,487
301,148	Old Mutual, Ltd.[a]	595,358
20,736	Pargesa Holding SA	1,755,114
28,098	Plus500, Ltd.	594,881
20,440	Power Corporation of Canada	457,729
11,155	Prudential Financial, Inc.	1,043,104
100,382	Quilter plc[a,c]	191,989
1,892	Schroders plc	78,512
15,100	Senshu Ikeda Holdings, Inc.	50,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (89.9%)	Value
Financials (13.9%) - continued
62,554	State Street Corporation	$5,823,152
15,367	Sun Life Financial, Inc.	617,532
146,854	Synchrony Financial	4,901,987
63,700	U.S. Bancorp	3,186,274

	Total	153,123,934

Health Care (8.8%)
19,970	Aetna, Inc.	3,664,495
12,300	Amplifon SPA	254,328
25,476	Biogen, Inc.[a]	7,394,154
54,238	Celgene Corporation[a]	4,307,582
12,726	Danaher Corporation	1,255,802
9,320	Edwards Lifesciences Corporation[a]	1,356,712
25,066	Express Scripts Holding Company[a]	1,935,346
80,162	GlaxoSmithKline plc ADR	3,231,330
5,217	Illumina, Inc.[a]	1,457,056
2,958	Intuitive Surgical, Inc.[a]	1,415,344
57,015	Johnson & Johnson	6,918,200
21,800	KYORIN Holdings, Inc.	452,439
2,275	LNA Sante	143,244
33,705	Medtronic plc	2,885,485
180,062	Merck & Company, Inc.	10,929,763
94,556	Novartis AG	7,162,706
213,251	Novo Nordisk AS	9,850,184
220,391	Pfizer, Inc.	7,995,786
33,015	Roche Holding AG	7,324,648
6,284	Thermo Fisher Scientific, Inc.	1,301,668
54,492	UnitedHealth Group, Inc.	13,369,067
8,424	Vertex Pharmaceuticals, Inc.[a]	1,431,743
18,855	Zoetis, Inc.	1,606,257

	Total	97,643,339

Industrials (11.1%)
28,581	ACS Actividades de Construccion y Servicios, SAa	1,153,129
133,866	Atlas Copco AB	3,487,452
203,189	Atlas Copco AB, Class A	5,884,466
187,020	BAE Systems plc	1,591,035
37,148	Boeing Company	12,463,525
26,964	Caterpillar, Inc.	3,658,206
146,713	CSX Corporation	9,357,355
146,516	Delta Air Lines, Inc.	7,258,403
133,866	Epiroc ABa	1,225,557
203,189	Epiroc AB, Class Aa	2,132,217
16,146	Ferguson plc	1,306,336
197,964	GWA Group, Ltd.	497,231
75,670	Honeywell International, Inc.	10,900,264
25,000	Inaba Denki Sangyo Company, Ltd.	1,020,130
19,658	Ingersoll-Rand plc	1,763,912
10,832	Loomis AB	375,277
38,000	Mitsuboshi Belting, Ltd.	476,845
34,541	Monadelphous Group, Ltd.	384,189
76,893	National Express Group plc	406,003
63,600	Nitto Kogyo Corporation	1,270,799
19,083	Nobina ABc	145,515
79,596	Norfolk Southern Corporation	12,008,649
23,378	Northgate plc	125,510
181,669	PageGroup plc	1,347,080
7,785	Rockwool International AS	3,034,640
79,627	Royal Mail plc	529,752
38,542	Sandvik AB	680,690
17,413	Schindler Holding AG, Participation Certificate	3,738,622
54,405	Schneider Electric SE	4,524,693
233	SGS SA	619,126
27,300	ShinMaywa Industries, Ltd.	320,232
169,125	SKF AB	3,130,890
47,828	Smiths Group plc	1,068,355
4,354	Societa Iniziative Autostradali e Servizi SPA	65,318
52,658	Southwest Airlines Company	2,679,239
10,170	Spirax-Sarco Engineering plc	872,113
327,000	Sumitomo Electric Industries, Ltd.	4,863,350
9,200	Taikisha, Ltd.	278,842
25,300	Toppan Forms Company, Ltd.	255,790
221,000	Toppan Printing Company, Ltd.	1,728,897
70,365	Transcontinental, Inc.[b]	1,634,080
99,000	Tsubakimoto Chain Company	785,176
35,952	United Parcel Service, Inc.	3,819,181
25,181	United Technologies Corporation	3,148,380
43,267	Vinci SA	4,153,254
11,700	Yuasa Trading Company, Ltd.	372,588

	Total	122,542,293

Information Technology (21.1%)
20,474	Alphabet, Inc., Class Aa	23,119,037
14,216	Alphabet, Inc., Class Ca	15,860,080
36,385	Amadeus IT Holding SA	2,861,045
145,133	Apple, Inc.	26,865,570
27,521	Autodesk, Inc.[a]	3,607,728
34,200	Canon, Inc.	1,121,471
46,214	Capgemini SA	6,193,140
129,895	Carsales.com, Ltd.	1,451,952
43,552	CGI Group, Inc.[a]	2,759,911
440,347	Cisco Systems, Inc.	18,948,131
92,045	Facebook, Inc.[a]	17,886,184
1,000	Hirose Electric Company, Ltd.	123,675
13,700	ITOCHU Techno-Solutions Corporation	236,321
343,600	Konica Minolta Holdings, Inc.	3,186,657
7,438	Kulicke and Soffa Industries, Inc.	177,173
38,200	Kyocera Corporation	2,148,289
39,505	MasterCard, Inc.	7,763,523
270,868	Microsoft Corporation	26,710,294
33,400	NEC Networks & System Integration Corporation	750,695
14,976	NVIDIA Corporation	3,547,814
97,203	Oracle Corporation	4,282,764
110,516	PayPal Holdings, Inc.[a]	9,202,667
57,258	Red Hat, Inc.[a]	7,693,758
250,168	RELX NV	5,318,290
217,191	RELX plc	4,638,103
12,500	Ryoyo Electro Corporation	201,873
95,187	Salesforce.com, Inc.[a]	12,983,507
23,515	Seagate Technology plc	1,327,892
184,900	Shinko Electric Industries Company, Ltd.	1,650,186
20,049	TE Connectivity, Ltd.	1,805,613
21,733	Texas Instruments, Inc.	2,396,063
110,440	Visa, Inc.	14,627,778
30,576	Xilinx, Inc.	1,995,390
59,100	Yahoo Japan Corporation	195,790

	Total	233,638,364

Materials (5.8%)
47,643	Alcoa Corporation[a]	2,233,504
111,432	BASF SE	10,638,265
256,445	BHP Billiton plc	5,755,245
147,090	BHP Billiton, Ltd.	3,680,489
24,265	Canfor Corporation[a]	583,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (89.9%)	Value
Materials (5.8%) - continued
31,824	CF Industries Holdings, Inc.	$1,412,986
155,000	Daicel Corporation	1,712,263
69,745	Eastman Chemical Company	6,971,710
89,581	Evonik Industries AG	3,064,904
28,078	Ferrexpo plc	67,514
65,042	Granges AB	848,718
16,300	Hokuetsu Kishu Paper Company, Ltd.	83,816
27,600	JSR Corporation	469,041
29,000	Kaneka Corporation	259,715
128,500	Kuraray Company, Ltd.	1,767,315
63,500	Kyoei Steel, Ltd.	1,198,236
38,606	Lundin Mining Corporation	214,665
52,889	Methanex Corporation	3,739,252
99,362	Mondi plc	2,680,594
29,921	Navigator Company SA	177,668
43,300	Nippon Kayaku Company, Ltd.	483,714
4,644	Rio Tinto plc	255,970
20,422	Rio Tinto, Ltd.	1,261,779
176,370	Sandfire Resources NL	1,194,220
3,400	Sanyo Special Steel Company, Ltd.	81,074
9,300	Taiyo Holdings Company, Ltd.	381,367
43,700	Toagosei Company, Ltd.	504,269
177,755	UPM-Kymmene Oyj	6,328,992
108,251	WestRock Company	6,172,472
7,500	Yamato Kogyo Company, Ltd.	226,249

	Total	64,449,998

Real Estate (0.5%)
16,862	Artis Real Estate Investment Trust	168,152
223,000	Hang Lung Properties, Ltd.	458,059
370,000	Hysan Development Company, Ltd.	2,065,152
115,000	Road King Infrastructure, Ltd.	200,516
93,000	Sun Hung Kai Properties, Ltd.	1,401,132
35,500	Swire Pacific, Ltd.	375,229
269,300	Wing Tai Holdings, Ltd.	392,812

	Total	5,061,052

Telecommunications Services (2.1%)
36,233	Freenet AGb	958,063
812,486	KCOM Group plc	1,037,965
18,000	KDDI Corporation	492,209
300	Nippon Telegraph & Telephone Corporation	13,628
367,100	NTT DOCOMO, Inc.	9,354,577
253,669	Telenor ASA	5,195,268
127,951	Verizon Communications, Inc.	6,437,215

	Total	23,488,925

Utilities (2.3%)
57,980	Edison International, Inc.	3,668,395
155,416	Enagas SA	4,532,909
191,300	Osaka Gas Company, Ltd.	3,961,050
237,932	PG&E Corporation	10,126,386
98,300	Tokyo Gas Company, Ltd.	2,610,089
7,027	Verbund AG	226,761

	Total	25,125,590

	Total Common Stock (cost $777,234,784)	993,857,579

	Collateral Held for Securities Loaned (0.4%)
4,351,254	Thrivent Cash Management Trust	4,351,254

	Total Collateral Held for Securities Loaned (cost $4,351,254)	4,351,254

Shares or Principal Amount	Short-Term Investments (9.9%)
	Federal Home Loan Bank Discount Notes
300,000	1.765%, 7/5/2018[d,e]	299,953
300,000	1.800%, 7/18/2018[d,e]	299,751
6,300,000	1.843%, 7/20/2018[d,e]	6,294,109
1,000,000	1.875%, 7/27/2018[d,e]	998,701
1,600,000	1.889%, 8/8/2018[d,e]	1,596,843
1,300,000	1.885%, 8/10/2018[d,e]	1,297,296
400,000	1.905%, 8/23/2018[d,e]	398,891
2,200,000	1.910%, 8/27/2018[d,e]	2,193,429
	Thrivent Core Short-Term Reserve Fund
9,630,143	2.290%	96,301,428

	Total Short-Term Investments (cost $109,679,248)	109,680,401

	Total Investments (cost $891,265,286) 100.2%	$1,107,889,234

	Other Assets and Liabilities, Net (0.2%)	(1,987,113)

	Total Net Assets 100.0%	$1,105,902,121

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $2,936,032 or 0.3% of total net assets.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of June 29, 2018:

Securities Lending Transactions

Common Stock	$4,182,266

Total lending	$4,182,266
Gross amount payable upon return of collateral for securities loaned	$4,351,254

Net amounts due to counterparty	$168,988

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (0.7%)[a]	Value
Basic Materials (<0.1%)
	Big River Steel, LLC, Term Loan
$74,437	7.334%, (LIBOR 3M + 5.000%), 8/15/2023[b]	$75,322
	MRC Global (US), Inc., Term Loan
69,825	5.094%, (LIBOR 1M + 3.000%), 9/20/2024[b]	70,043

	Total	145,365

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
141,657	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[b]	141,196

	Total	141,196

Communications Services (0.3%)
	Altice Financing SA, Term Loan
134,325	5.098%, (LIBOR 3M + 2.750%), 10/6/2026[b]	131,471
	Frontier Communications Corporation, Term Loan
138,600	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	136,824
	Intelsat Jackson Holdings SA, Term Loan
95,000	5.853%, (LIBOR 1M + 3.750%), 11/27/2023[b]	94,687
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
180,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	173,970
	NEP/NCP Holdco, Inc., Term Loan
162,930	5.344%, (LIBOR 3M + 3.250%), 7/21/2022[b]	162,047
	Radiate Holdco, LLC, Term Loan
303,463	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[b]	298,863
	Sable International Finance, Ltd., Term Loan
300,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[b]	299,793
	Univision Communications, Inc., Term Loan
1,150,483	4.844%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,110,699
	WideOpenWest Finance, LLC, Term Loan
102,228	5.335%, (LIBOR 1M + 3.250%), 8/6/2023[b]	97,372

	Total	2,505,726

Consumer Cyclical (0.1%)
	Cengage Learning Acquisitions, Term Loan
449,074	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	411,464
	Golden Entertainment, Inc., Term Loan
189,050	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[b]	188,460
	Seminole Hard Rock Entertainment, Inc., Term Loan
461,962	5.058%, (LIBOR 3M + 2.750%), 5/14/2020[b]	462,923

	Total	1,062,847

Consumer Non-Cyclical (0.2%)
	Air Medical Group Holdings, Inc., Term Loan
223,875	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[b]	217,206
79,600	6.335%, (LIBOR 1M + 4.250%), 9/26/2024[b]	78,373
	Burlington Coat Factory Warehouse Corporation, Term Loan
120,500	4.600%, (LIBOR 1M + 2.500%), 11/9/2024[b]	120,650
	Endo Luxembourg Finance Company I SARL., Term Loan
164,171	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	163,760
	JBS USA LUX SA, Term Loan
301,187	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	298,627
	McGraw-Hill Global Education Holdings, LLC, Term Loan
212,275	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	207,323
	MPH Acquisition Holdings, LLC, Term Loan
129,163	5.084%, (LIBOR 3M + 2.750%), 6/7/2023[b]	128,335
	Revlon Consumer Products Corporation, Term Loan
83,932	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	64,628
	Valeant Pharmaceuticals International, Inc., Term Loan
160,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	159,350

	Total	1,438,252

Energy (<0.1%)
	Pacific Drilling SA, Term Loan
1,163,362	0.000%, (PRIME + 4.500%), 6/3/2018[b,c,d]	394,578

	Total	394,578

Financials (<0.1%)
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
115,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,e,f]	112,844

	Total	112,844

Technology (0.1%)
	First Data Corporation, Term Loan
300,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[b]	298,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (0.7%)[a]	Value
Technology (0.1%) - continued
	Harland Clarke Holdings Corporation, Term Loan
$158,879	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[b]	$154,378
	Plantronics, Inc., Term Loan
80,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,e,f]	79,750
	Rackspace Hosting, Inc., Term Loan
168,399	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[b]	166,013
	TNS, Inc., Term Loan
107,576	6.100%, (LIBOR 1M + 4.000%), 8/14/2022[b,g]	106,501

	Total	804,659

	Total Bank Loans (cost $7,477,054)	6,605,467

	Long-Term Fixed Income (95.6%)
Asset-Backed Securities (26.0%)
	Americredit Automobile Receivables Trust
466,497	1.340%, 4/8/2020, Ser. 2016-4, Class A2A	466,181
	Apidos CLO XVIII
3,600,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	3,600,619
	Ares XXXVII CLO, Ltd.
3,400,000	3.518%, (LIBOR 3M + 1.170%), 10/15/2030, Ser. 2015-4A, Class A1R*,b	3,409,962
	ARI Fleet Lease Trust
3,096,434	1.910%, 4/15/2026, Ser. 2017-A, Class A2[h]	3,078,938
	Ascentium Equipment Receivables, LLC
2,250,000	3.210%, 9/11/2023, Ser. 2018-1A, Class A3[h]	2,251,770
	Babson CLO, Ltd.
3,760,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	3,760,387
	Bank of the West Auto Trust
2,500,000	2.110%, 1/15/2023, Ser. 2017-1, Class A3[h]	2,456,322
	Barclays Dryrock Issuance Trust
2,250,000	1.520%, 5/16/2022, Ser. 2016-1, Class A	2,221,414
	Bayview Opportunity Master Fund IVa Trust
3,082,292	3.500%, 6/28/2057, Ser. 2017-SPL5, Class Ab,h	3,076,200
	BCC Funding XIV, LLC
2,594,818	2.200%, 2/20/2019, Ser. 2018-1A, Class A1[h]	2,594,885
2,400,000	2.960%, 6/20/2023, Ser. 2018-1A, Class A2[h]	2,391,125
	Betony CLO, Ltd.
3,425,000	3.189%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,g,h]	3,416,437
	Birchwood Park CLO, Ltd.
3,420,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	3,420,410
	BlueMountain CLO, Ltd.
4,000,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	4,000,408
	Brazos Higher Education Authority, Inc.
1,548,058	3.130%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[b]	1,555,885
	Business Jet Securities, LLC
891,777	4.335%, 2/15/2033, Ser. 2018-1, Class Ah	893,299
	Canadian Pacer Auto Receivables Trust
2,000,000	2.050%, 3/19/2021, Ser. 2017-1A, Class A3*	1,982,423
	CarMax Auto Owner Trust
642,576	1.210%, 11/15/2019, Ser. 2016-4, Class A2	641,988
	CCG Receivables Trust
3,000,000	2.500%, 6/16/2025, Ser. 2018-1, Class A2[h]	2,982,815
	Cent CLO 22, Ltd.
3,750,000	3.773%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	3,751,987
	Chesapeake Funding II, LLC
2,127,476	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[h]	2,112,477
	Citibank Credit Card Issuance Trust
5,100,000	2.400%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017- A7, Class A7[b]	5,108,887
	Commonbond Student Loan Trust
384,750	3.200%, 6/25/2032, Ser. 2015-A, Class A*	382,813
1,759,678	2.550%, 5/25/2041, Ser. 2017-AGS, Class A1[h]	1,725,241
4,895,760	2.591%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,h]	4,896,701
	Conn Funding II, LP
884,752	2.730%, 7/15/2020, Ser. 2017-B, Class Ah	884,615
	CoreVest American Finance Trust
2,400,000	3.804%, 6/15/2051, Ser. 2018-1, Class Af,g,h	2,397,562
	Credit Acceptance Auto Loan Trust
2,200,000	3.470%, 5/17/2027, Ser. 2018-2A, Class Ah	2,204,820
	Credit Based Asset Servicing and Securitization, LLC
1,430,747	3.454%, 12/25/2036, Ser. 2006-CB2, Class AF2[i]	1,224,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Asset-Backed Securities (26.0%) - continued
	DRB Prime Student Loan Trust
$1,817,027	3.991%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	$1,866,457
784,233	1.750%, 5/27/2042, Ser. 2017-A, Class A2Ah	781,398
	Earnest Student Loan Program, LLC
2,502,592	2.650%, 1/25/2041, Ser. 2017-A, Class A2[h]	2,440,842
	Edlinc Student Loan Funding Trust
927,906	4.880%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	940,740
	Fifth Third Auto Trust
1,425,000	1.800%, 2/15/2022, Ser. 2017-1, Class A3	1,405,111
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025, Ser. 2014-1, Class Ah	3,558,557
	Garrison BSL CLO, Ltd.
4,000,000	3.340%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1*,b	4,001,000
	GM Financial Consumer Automobile Receivables Trust
4,800,000	2.080%, 1/19/2021, Ser. 2018-1, Class A2A	4,780,262
	GMAC Mortgage Corporation Loan Trust
161,341	2.591%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,j]	170,066
477,431	5.750%, 10/25/2036, Ser. 2006-HE3, Class A2[b]	482,736
	GoldenTree Loan Opportunities IX, Ltd.
3,500,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	3,500,837
	GreatAmerica Leasing Receivables Funding, LLC
2,000,000	2.060%, 6/22/2020, Ser. 2017-1, Class A3[h]	1,987,630
	GSAA Home Equity Trust
844,141	4.560%, 8/25/2034, Ser. 2004-10, Class M2[i]	845,102
	Impac CMB Trust
1,058,115	2.611%, (LIBOR 1M + 0.520%), 4/25/2035, Ser. 2005-2, Class 1A1[b]	1,051,260
324,419	2.731%, (LIBOR 1M + 0.640%), 8/25/2035, Ser. 2005-5, Class A1[b]	302,883
	Kubota Credit Owner Trust
2,860,526	1.500%, 7/15/2020, Ser. 2016-1A, Class A3[h]	2,836,892
	Lendmark Funding Trust
1,250,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Ah	1,233,677
	Madison Park Funding XIV, Ltd.
3,700,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	3,700,533
	Marlette Funding Trust
846,891	2.827%, 3/15/2024, Ser. 2017-1A, Class Ah	846,639
3,886,357	2.610%, 3/15/2028, Ser. 2018-1A, Class Ah	3,875,261
3,400,000	3.060%, 7/17/2028, Ser. 2018-2A, Class Ah	3,399,996
	Mercedes-Benz Auto Lease Trust
3,600,000	2.200%, 4/15/2020, Ser. 2018-A, Class A2	3,591,135
	Mill City Mortgage Loan Trust
1,075,340	2.500%, 4/25/2057, Ser. 2016-1, Class A1[b,h]	1,055,052
3,700,000	3.500%, 5/25/2058, Ser. 2018-2, Class A1[b,g,h]	3,686,273
	MMAF Equipment Finance, LLC
1,312,309	1.730%, 5/18/2020, Ser. 2017-AA, Class A2[h]	1,308,696
	Mortgage Equity Conversion Asset Trust
3,521,331	2.830%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class A*,b,g	3,345,265
3,436,484	2.810%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class A*,b,g	3,264,660
	Nationstar HECM Loan Trust
1,521,139	2.038%, 9/25/2027, Ser. 2017-2A, Class A1[b,h]	1,515,197
	Navient Student Loan Trust
5,250,000	2.841%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[b,h]	5,283,027
2,800,000	2.691%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[b,h]	2,821,030
	Neuberger Berman CLO, Ltd.
3,000,000	3.542%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	3,006,276
	NextGear Floorplan Master Owner Trust
4,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[h]	3,933,250
	Northstar Education Finance, Inc.
1,529,646	2.791%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Ab,h	1,535,835
	NRZ Excess Spread-Collateralized Notes Series
2,173,607	3.193%, 1/25/2023, Ser. 2018-PLS1, Class A*	2,158,957
	Octagon Investment Partners XX, Ltd.
3,500,000	3.485%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	3,500,893
	OneMain Direct Auto Receivables Trust
6,775	2.040%, 1/15/2021, Ser. 2016-1A, Class Ah	6,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Asset-Backed Securities (26.0%) - continued
	OZLM VIII, Ltd.
$3,500,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	$3,500,361
	PFS Financing Corporation
3,200,000	2.319%, (LIBOR 1M + 0.400%), 2/15/2022, Ser. 2018-A, Class Ab,h	3,196,989
	Prestige Auto Receivables Trust
1,107,190	1.460%, 7/15/2020, Ser. 2016-2A, Class A2[h]	1,105,233
	Pretium Mortgage Credit Partners, LLC
2,800,000	4.125%, 8/27/2033, Ser. 2018-NPL3, Class A1[g,h,i]	2,800,000
	Prosper Marketplace Issuance Trust
1,477,605	2.410%, 9/15/2023, Ser. 2017-2A, Class Ah	1,474,985
2,905,349	3.110%, 6/17/2024, Ser. 2018-1A, Class Ah	2,905,116
	Race Point IX CLO, Ltd.
1,375,000	3.558%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	1,380,085
	Renaissance Home Equity Loan Trust
3,080,246	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[i]	2,167,578
1,152,933	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[i]	621,965
	Santander Retail Auto Lease Trust
3,550,000	2.220%, 1/20/2021, Ser. 2017-A, Class A3[h]	3,511,738
	Securitized Term Auto Receivables Trust
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[h]	4,973,129
	SLM Student Loan Trust
3,538,608	2.360%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	3,488,166
1,996,050	2.611%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	2,001,473
	SoFi Consumer Loan Program Trust
3,288,270	2.930%, 4/26/2027, Ser. 2018-2, Class A1[h]	3,286,798
	SoFi Consumer Loan Program, LLC
1,576,241	3.280%, 1/26/2026, Ser. 2017-1, Class Ah	1,574,961
1,242,162	2.770%, 5/25/2026, Ser. 2017-3, Class Ah	1,232,232
	SoFi Professional Loan Program, LLC
972,316	2.420%, 3/25/2030, Ser. 2015-A, Class A2[h]	959,211
488,952	1.480%, 5/26/2031, Ser. 2016-C, Class A2Ah	487,313
1,092,548	2.510%, 8/25/2033, Ser. 2015-C, Class A2[h]	1,073,067
888,790	2.941%, (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[b,h]	893,051
	Sound Point CLO XX, Ltd.
4,000,000	3.462%, (LIBOR 3M + 1.100%), 7/26/2031, Ser. 2018-2A, Class A*,b,g	4,000,400
	Springleaf Funding Trust
3,650,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ah	3,631,229
	Symphony CLO VIII, Ltd.
360,438	3.431%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-8A, Class AR*,b	360,465
	Synchrony Credit Card Master Note Trust
1,500,000	3.470%, 5/15/2026, Ser. 2018-2, Class A	1,508,572
	Towd Point Mortgage Trust
1,531,544	2.750%, 4/25/2057, Ser. 2017-2, Class A1[b,h]	1,506,437
	Toyota Auto Receivables Owner Trust
160,356	1.060%, 5/15/2019, Ser. 2016-D, Class A2A	160,252
	Upstart Securitization Trust
1,112,824	2.639%, 6/20/2024, Ser. 2017-1, Class A*	1,110,569
1,839,128	3.015%, 8/20/2025, Ser. 2018-1, Class Ah	1,836,316
	Vericrest Opportunity Loan Transferee
343,037	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[h,i]	343,000
836,174	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[h,i]	833,741
	Vericrest Opportunity Loan Trust LXV, LLC
1,994,607	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[h,i]	1,992,875
	Verizon Owner Trust
5,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ah	5,406,053
	Voya CLO 3, Ltd.
3,760,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,b	3,755,349
	Wachovia Asset Securitization, Inc.
580,283	2.231%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,j	546,060
	Wheels SPV 2, LLC
2,613,746	1.880%, 4/20/2026, Ser. 2017-1A, Class A2[h]	2,590,249
	World Financial Network Credit Card Master Trust
4,100,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	4,060,412

	Total	233,186,448

Basic Materials (0.5%)
	Georgia-Pacific, LLC
2,470,000	2.539%, 11/15/2019[h]	2,454,106
	Glencore Funding, LLC
1,500,000	3.000%, 10/27/2022[h]	1,437,617

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Basic Materials (0.5%) - continued
	Kinross Gold Corporation
$1,000,000	5.950%, 3/15/2024	$1,025,000

	Total	4,916,723

Capital Goods (0.8%)
	Lockheed Martin Corporation
1,500,000	2.500%, 11/23/2020	1,479,642
	Northrop Grumman Corporation
2,000,000	2.550%, 10/15/2022	1,925,852
	Roper Technologies, Inc.
1,000,000	6.250%, 9/1/2019	1,035,626
500,000	2.800%, 12/15/2021	488,264
	Siemens Financieringsmaatschappij NV
2,000,000	2.945%, (LIBOR 3M + 0.610%), 3/16/2022[b,h]	2,020,100

	Total	6,949,484

Collateralized Mortgage Obligations (5.6%)
	Angel Oak Mortgage Trust I, LLC
4,500,000	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,h]	4,499,959
	Arroyo Mortgage Trust
3,306,915	3.763%, 4/25/2048, Ser. 2018-1, Class A1[b,h]	3,313,106
	Bayview Opportunity Master Fund Trust
2,300,017	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,h	2,291,957
	Bear Stearns Adjustable Rate Mortgage Trust
487,069	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	492,494
	Civic Mortgage, LLC
2,553,983	3.892%, 6/25/2022, Ser. 2018-1, Class A1[h]	2,553,391
	Colt Mortgage Loan Trust
1,729,843	2.614%, 5/27/2047, Ser. 2017-1, Class A1*,b	1,723,518
	COLT Mortgage Loan Trust
2,253,708	2.930%, 2/25/2048, Ser. 2018-1, Class A1[b,h]	2,243,319
	Countrywide Alternative Loan Trust
358,748	5.500%, 11/25/2035, Ser. 2005-49CB, Class A1	351,670
389,570	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	373,615
696,574	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	666,413
	Countrywide Home Loans, Inc.
918,832	3.492%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[b]	796,428
867,427	3.469%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[b]	748,385
	Deephaven Residential Mortgage Trust
1,031,423	2.725%, 12/26/2046, Ser. 2017-1A, Class A1*,b	1,027,071
1,391,363	2.577%, 10/25/2047, Ser. 2017-3A, Class A1[b,h]	1,382,767
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
2,134,931	2.328%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	1,966,975
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
919,160	2.250%, 6/25/2025, Ser. 2010-58, Class PT	914,485
	HarborView Mortgage Loan Trust
843,002	3.803%, 6/19/2034, Ser. 2004-5, Class 3Ab	838,370
	J.P. Morgan Alternative Loan Trust
1,542,277	3.654%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	1,393,551
	J.P. Morgan Mortgage Trust
209,516	3.653%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	184,464
	Master Asset Securitization Trust
982,915	2.591%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	478,326
	Radnor RE, Ltd.
3,300,000	3.491%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,b	3,298,790
	Residential Accredit Loans, Inc. Trust
748,506	4.379%, 9/25/2035, Ser. 2005-QA10, Class A31[b]	661,137
2,594,414	2.641%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	2,061,018
	Sequoia Mortgage Trust
1,630,189	2.836%, (LIBOR 6M + 0.740%), 9/20/2034, Ser. 2004-8, Class A2[b]	1,607,419
	Structured Adjustable Rate Mortgage Loan Trust
6,091	4.177%, 12/25/2034, Ser. 2004-18, Class 5Ab	6,030
	Structured Asset Securities Corporation Trust
1,035,923	5.500%, 12/25/2034, Ser. 2005-10, Class 3A1	1,038,448
	Towd Point Mortgage Trust
4,136,248	2.691%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,h]	4,140,080
	Wachovia Mortgage Loan Trust, LLC
487,479	3.962%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	441,753
	WaMu Mortgage Pass Through Certificates
2,682,625	2.438%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	2,421,542
1,660,915	2.284%, (12 MTA + 0.820%), 12/25/2046, Ser. 2006-AR17, Class 1Ab	1,501,409
1,595,330	2.298%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	1,469,286

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Collateralized Mortgage Obligations (5.6%) - continued
	Washington Mutual Mortgage Pass Through Certificates Trust
$1,404,863	2.478%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR7, Class A1Ab	$1,046,166
	Wells Fargo Mortgage Backed Securities Trust
1,456,296	4.231%, 10/25/2034, Ser. 2004-V, Class 2A1[b]	1,466,099
756,650	5.500%, 8/25/2035, Ser. 2005-6, Class A12	772,975
355,237	3.768%, 3/25/2036, Ser. 2006-AR6, Class 3A1[b]	342,694
488,305	3.822%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	495,863

	Total	51,010,973

Commercial Mortgage-Backed Securities (4.3%)
	Cold Storage Trust
5,150,000	3.073%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,b	5,169,259
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
5,300,000	2.221%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KP04, Class AG1[b]	5,303,181
1,674,862	2.776%, 3/25/2023, Ser. K724, Class A1[j]	1,659,996
5,224,114	2.301%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. KF41, Class Ab	5,224,112
	Federal National Mortgage Association - ACES
3,250,000	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	3,296,002
2,990,689	2.348%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-M13, Class FAb	2,995,788
	Federal National Mortgage Association - Connecticut Avenue Securities
3,400,000	2.852%, (LIBOR 1M + 0.750%), 12/25/2030, Ser. 2018-C04, Class 2M1[b,f]	3,400,250
	Invitation Homes 2017-SFR2 Trust
1,990,863	2.935%, (LIBOR 1M + 0.850%), 12/17/2036, Ser. 2017-SFR2, Class Ab,h	1,990,860
	Wells Fargo Commercial Mortgage Trust
5,881,647	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,877,747
3,575,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	3,558,934

	Total	38,476,129

Communications Services (2.3%)
	American Tower Corporation
2,200,000	3.450%, 9/15/2021	2,190,706
	AT&T, Inc.
1,735,000	3.264%, (LIBOR 3M + 0.930%), 6/30/2020[b]	1,754,384
1,000,000	3.200%, 3/1/2022	981,052
2,000,000	3.245%, (LIBOR 3M + 0.890%), 2/15/2023[b,h]	2,019,805
	Charter Communications Operating, LLC
1,000,000	3.579%, 7/23/2020	999,851
1,000,000	4.464%, 7/23/2022	1,011,141
	Cox Communications, Inc.
1,500,000	3.150%, 8/15/2024[h]	1,420,452
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	249,690
1,000,000	2.250%, 9/1/2021	958,528
1,000,000	3.200%, 9/1/2024	943,370
	Discovery Communications, LLC
2,000,000	2.950%, 3/20/2023	1,912,019
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,247,010
	Omnicom Group, Inc.
1,242,000	3.625%, 5/1/2022	1,232,606
	SES Global Americas Holdings GP
1,375,000	2.500%, 3/25/2019[h]	1,368,874
	Vodafone Group plc
2,000,000	3.290%, (LIBOR 3M + 0.990%), 1/16/2024[b]	1,990,748

	Total	20,280,236

Consumer Cyclical (2.4%)
	Alibaba Group Holding, Ltd.
500,000	2.800%, 6/6/2023	481,256
	BMW US Capital, LLC
1,550,000	1.500%, 4/11/2019[h]	1,537,978
1,500,000	2.749%, (LIBOR 3M + 0.410%), 4/12/2021[b,h]	1,505,071
	CVS Health Corporation
965,000	2.250%, 8/12/2019	957,061
1,750,000	3.700%, 3/9/2023	1,732,185
	Daimler Finance North America, LLC
2,000,000	2.893%, (LIBOR 3M + 0.530%), 5/5/2020[b,h]	2,007,766
1,000,000	3.203%, (LIBOR 3M + 0.840%), 5/4/2023[b,h]	1,002,980
	Ford Motor Credit Company, LLC
1,000,000	3.606%, (LIBOR 3M + 1.270%), 3/28/2022[b]	1,011,242
1,000,000	3.589%, (LIBOR 3M + 1.235%), 2/15/2023[b]	1,006,157
	General Motors Financial Company, Inc.
1,800,000	3.272%, (LIBOR 3M + 0.930%), 4/13/2020[b]	1,812,160
3,500,000	3.644%, (LIBOR 3M + 1.310%), 6/30/2022[b]	3,556,293
	Home Depot, Inc.
1,900,000	4.400%, 4/1/2021	1,968,030
	Hyundai Capital Services, Inc.
1,000,000	3.000%, 3/6/2022[h]	965,995
1,500,000	3.000%, 8/29/2022[h]	1,443,325

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Consumer Cyclical (2.4%) - continued
	Ralph Lauren Corporation
$275,000	2.625%, 8/18/2020	$272,586

	Total	21,260,085

Consumer Non-Cyclical (5.8%)
	Abbott Laboratories
365,000	2.350%, 11/22/2019	362,853
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	488,048
	Anheuser-Busch InBev Finance, Inc.
2,290,000	3.623%, (LIBOR 3M + 1.260%), 2/1/2021[b]	2,357,651
1,415,000	3.300%, 2/1/2023	1,402,714
	Anheuser-Busch InBev Worldwide, Inc.
1,000,000	3.052%, (LIBOR 3M + 0.740%), 1/12/2024[b]	1,008,877
	BAT Capital Corporation
2,000,000	3.223%, (LIBOR 3M + 0.880%), 8/15/2022[b,h]	2,014,190
	Bayer U.S. Finance, LLC
1,250,000	2.375%, 10/8/2019[h]	1,239,317
2,000,000	3.345%, (LIBOR 3M + 1.010%), 12/15/2023[b,h]	1,999,896
	Becton, Dickinson and Company
1,000,000	2.976%, (LIBOR 3M + 0.875%), 12/29/2020[b]	1,001,770
2,050,000	3.125%, 11/8/2021	2,020,086
	Boston Scientific Corporation
1,875,000	6.000%, 1/15/2020	1,953,391
	Bunge, Ltd. Finance Corporation
1,000,000	3.000%, 9/25/2022	962,536
	Cargill, Inc.
1,000,000	3.250%, 3/1/2023[h]	992,818
	Church & Dwight Company, Inc.
1,400,000	2.450%, 12/15/2019	1,388,225
	CK Hutchison International, Ltd.
2,000,000	2.750%, 3/29/2023[h]	1,912,195
	Constellation Brands, Inc.
1,000,000	2.700%, 5/9/2022	967,046
500,000	3.200%, 2/15/2023	486,355
	General Mills, Inc.
1,500,000	3.363%, (LIBOR 3M + 1.010%), 10/17/2023[b]	1,512,720
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,518,706
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[h]	1,488,403
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[h]	2,499,785
	Kraft Heinz Foods Company
1,500,000	3.173%, (LIBOR 3M + 0.820%), 8/10/2022[b]	1,505,039
	Kroger Company
500,000	2.800%, 8/1/2022	484,810
	Laboratory Corporation of America Holdings
1,485,000	2.625%, 2/1/2020	1,473,113
	Maple Escrow Subsidiary, Inc.
1,500,000	4.057%, 5/25/2023[h]	1,505,603
	Mead Johnson Nutrition Company
1,000,000	3.000%, 11/15/2020	995,790
	Merck & Company, Inc.
1,825,000	2.728%, (LIBOR 3M + 0.375%), 2/10/2020[b]	1,834,634
	Mondelez International, Inc.
1,858,000	2.878%, (LIBOR 3M + 0.520%), 2/1/2019[b]	1,861,046
	Mylan, Inc.
1,220,000	3.125%, 1/15/2023[h]	1,171,177
	Newell Rubbermaid, Inc.
1,100,000	3.150%, 4/1/2021	1,089,714
	PepsiCo, Inc.
1,185,000	2.855%, (LIBOR 3M + 0.530%), 10/6/2021[b]	1,198,248
	Philip Morris International, Inc.
1,000,000	2.375%, 8/17/2022	956,730
	Reynolds American, Inc.
530,000	3.250%, 6/12/2020	528,935
	Shire Acquisitions Investments Ireland Designated Activity Company
1,900,000	1.900%, 9/23/2019	1,870,949
1,000,000	2.875%, 9/23/2023	940,318
	Smithfield Foods, Inc.
780,000	2.700%, 1/31/2020[h]	768,784
2,000,000	2.650%, 10/3/2021[h]	1,905,299
	Teva Pharmaceutical Finance Netherlands III BV
1,000,000	6.000%, 4/15/2024	998,626
	Zimmer Biomet Holdings, Inc.
1,500,000	3.076%, (LIBOR 3M + 0.750%), 3/19/2021[b]	1,502,529

	Total	52,168,926

Energy (3.6%)
	Andeavor Logistics, LP
500,000	3.500%, 12/1/2022	488,387
	BP Capital Markets plc
1,600,000	1.676%, 5/3/2019	1,586,266
1,500,000	2.976%, (LIBOR 3M + 0.650%), 9/19/2022[b]	1,516,817
	Cenovus Energy, Inc.
1,000,000	3.000%, 8/15/2022	957,592
	DCP Midstream Operating, LP
1,650,000	2.700%, 4/1/2019	1,633,500
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,242,115
	Enbridge, Inc.
1,000,000	2.900%, 7/15/2022	971,000
	Encana Corporation
1,000,000	3.900%, 11/15/2021	1,007,947
	Energy Transfer Partners, LP
1,660,000	4.200%, 9/15/2023	1,657,130
	EOG Resources, Inc.
1,025,000	2.625%, 3/15/2023	983,640
	EQT Corporation
1,000,000	3.000%, 10/1/2022	962,960
	EQT Midstream Partners, LP
1,500,000	4.750%, 7/15/2023	1,497,073

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Energy (3.6%) - continued
	Exxon Mobil Corporation
$2,100,000	1.708%, 3/1/2019	$2,089,438
1,785,000	2.684%, (LIBOR 3M + 0.370%), 3/6/2022[b]	1,794,737
	Hess Corporation
500,000	3.500%, 7/15/2024	472,311
	Marathon Oil Corporation
1,000,000	2.800%, 11/1/2022	958,538
	Marathon Petroleum Corporation
1,325,000	3.400%, 12/15/2020	1,326,060
	NiSource Finance Corporation
1,000,000	2.650%, 11/17/2022	966,291
	Petrobras Global Finance BV
442,000	6.125%, 1/17/2022	449,514
	Petroleos Mexicanos
1,300,000	5.977%, (LIBOR 3M + 3.650%), 3/11/2022[b]	1,387,750
1,529,500	2.378%, 4/15/2025	1,494,106
	Plains All American Pipeline, LP
2,000,000	3.850%, 10/15/2023	1,948,538
	Shell International Finance BV
1,735,000	2.806%, (LIBOR 3M + 0.450%), 5/11/2020[b]	1,748,760
	Sinopec Group Overseas Development, Ltd.
1,325,000	1.750%, 9/29/2019[h]	1,300,474
	Transcontinental Gas Pipe Line Company, LLC
600,000	7.850%, 2/1/2026	729,673
	Williams Partners, LP
1,325,000	3.600%, 3/15/2022	1,318,176

	Total	32,488,793

Financials (18.7%)
	ABN AMRO Bank NV
1,900,000	2.450%, 6/4/2020[h]	1,869,214
	AerCap Ireland Capital Designated Activity Company and AerCap Global Aviation Trust
1,000,000	3.300%, 1/23/2023	960,874
	Aflac, Inc.
1,850,000	2.400%, 3/16/2020	1,829,344
	American Express Credit Corporation
2,580,000	2.885%, (LIBOR 3M + 0.550%), 3/18/2019[b]	2,588,235
850,000	3.386%, (LIBOR 3M + 1.050%), 9/14/2020[b]	864,179
	American International Group, Inc.
1,150,000	3.300%, 3/1/2021	1,149,107
	Ares Capital Corporation
1,400,000	4.875%, 11/30/2018	1,410,011
1,250,000	3.875%, 1/15/2020	1,254,049
	Athene Global Funding
2,000,000	3.538%, (LIBOR 3M + 1.230%), 7/1/2022[b,h]	2,041,011
	Banco Santander SA
800,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	799,018
	Bank of America Corporation
2,200,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[b]	2,212,665
1,500,000	2.958%, (LIBOR 3M + 0.650%), 10/1/2021[b]	1,505,312
1,185,000	3.519%, (LIBOR 3M + 1.160%), 1/20/2023[b]	1,203,788
1,500,000	3.359%, (LIBOR 3M + 1.000%), 4/24/2023[b]	1,515,794
500,000	2.816%, 7/21/2023[b]	483,323
1,100,000	4.000%, 1/22/2025	1,085,419
1,100,000	6.100%, 3/17/2025[b,k]	1,143,340
1,500,000	3.133%, (LIBOR 3M + 0.770%), 2/5/2026[b]	1,472,962
	Bank of New York Mellon Corporation
675,000	4.500%, 6/20/2023[b,k]	639,562
	Barclays plc
1,250,000	3.250%, 1/12/2021	1,232,094
1,000,000	3.684%, 1/10/2023	972,153
2,000,000	3.710%, (LIBOR 3M + 1.380%), 5/16/2024[b]	1,983,500
	BB&T Corporation
1,520,000	3.063%, (LIBOR 3M + 0.715%), 1/15/2020[b]	1,530,216
	BNZ International Funding, Ltd.
1,000,000	3.031%, (LIBOR 3M + 0.700%), 2/21/2020[b,h]	1,005,415
1,325,000	3.316%, (LIBOR 3M + 0.980%), 9/14/2021[b,h]	1,340,305
	BPCE SA
1,000,000	3.549%, (LIBOR 3M + 1.220%), 5/22/2022[b,h]	1,013,530
	Capital One Financial Corporation
2,000,000	3.115%, (LIBOR 3M + 0.760%), 5/12/2020[b]	2,008,399
	Capital One NA
1,000,000	3.183%, (LIBOR 3M + 0.820%), 8/8/2022[b]	1,001,093
1,500,000	3.509%, (LIBOR 3M + 1.150%), 1/30/2023[b]	1,511,915
	Citigroup, Inc.
1,840,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[b]	1,847,779
1,500,000	3.320%, (LIBOR 3M + 0.960%), 4/25/2022[b]	1,513,342
1,725,000	3.730%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,760,480
2,000,000	3.421%, (LIBOR 3M + 1.100%), 5/17/2024[b]	2,010,001
	CNA Financial Corporation
3,000,000	5.875%, 8/15/2020	3,153,612
1,250,000	5.750%, 8/15/2021	1,325,729
	Compass Bank
2,000,000	2.875%, 6/29/2022	1,930,190
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,500,000	11.000%, 6/30/2019[b,h,k]	1,606,875
1,600,000	2.500%, 1/19/2021	1,571,056
	Credit Agricole SA
1,650,000	3.148%, (LIBOR 3M + 0.800%), 4/15/2019[b,h]	1,657,472
1,800,000	3.297%, (LIBOR 3M + 0.970%), 6/10/2020[b,h]	1,821,809
1,050,000	8.125%, 12/23/2025[b,h,k]	1,111,687
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[h]	1,595,499

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Financials (18.7%) - continued
$990,000	7.500%, 12/11/2023[b,h,k]	$1,022,175
	Discover Bank
1,850,000	8.700%, 11/18/2019	1,972,075
	Discover Financial Services
2,750,000	2.600%, 11/13/2018	2,748,424
	Fifth Third Bancorp
1,185,000	2.875%, 10/1/2021	1,170,708
	Goldman Sachs Capital II
88,000	4.000%, (LIBOR 3M + 0.768%), 8/2/2018[b,k]	73,973
	Goldman Sachs Group, Inc.
1,915,000	3.443%, (LIBOR 3M + 1.100%), 11/15/2018[b]	1,922,151
2,160,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[b]	2,188,020
1,720,000	3.513%, (LIBOR 3M + 1.170%), 11/15/2021[b]	1,741,108
1,000,000	3.359%, (LIBOR 3M + 1.000%), 7/24/2023[b]	1,003,654
1,375,000	3.919%, (LIBOR 3M + 1.600%), 11/29/2023[b]	1,420,388
	HSBC Holdings plc
1,325,000	3.821%, (LIBOR 3M + 1.500%), 1/5/2022[b]	1,363,852
2,000,000	3.262%, 3/13/2023[b]	1,958,749
1,500,000	6.250%, 3/23/2023[b,k]	1,471,875
1,000,000	6.000%, 5/22/2027[b,k]	927,500
	Huntington Bancshares, Inc.
1,550,000	3.150%, 3/14/2021	1,541,211
	ING Groep NV
1,650,000	6.000%, 4/16/2020[b,k]	1,642,080
2,600,000	3.484%, (LIBOR 3M + 1.150%), 3/29/2022[b]	2,644,031
	International Lease Finance Corporation
1,560,000	5.875%, 8/15/2022	1,653,924
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[h]	1,360,973
	J.P. Morgan Chase & Company
1,500,000	2.250%, 1/23/2020	1,480,877
1,250,000	5.300%, 5/1/2020[b,k]	1,273,125
1,750,000	3.875%, 9/10/2024	1,733,045
1,500,000	3.188%, (LIBOR 3M + 0.850%), 1/10/2025[b]	1,498,471
	J.P. Morgan Chase Bank NA
1,350,000	2.925%, (LIBOR 3M + 0.590%), 9/23/2019[b]	1,357,817
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	3,998,120
	Kilroy Realty, LP
750,000	3.800%, 1/15/2023	745,362
	Lincoln National Corporation
1,000,000	4.000%, 9/1/2023	1,007,850
	Lloyds Banking Group plc
2,000,000	2.907%, 11/7/2023[b]	1,904,328
350,000	4.582%, 12/10/2025	342,984
	Macquarie Group, Ltd.
1,500,000	3.339%, (LIBOR 3M + 1.020%), 11/28/2023[b,h]	1,501,944
	Mitsubishi UFJ Financial Group, Inc.
1,325,000	3.393%, (LIBOR 3M + 1.060%), 9/13/2021[b]	1,343,932
1,400,000	3.249%, (LIBOR 3M + 0.920%), 2/22/2022[b]	1,413,507
	Mizuho Financial Group Cayman 3, Ltd.
825,000	4.600%, 3/27/2024[h]	838,245
	Mizuho Financial Group, Inc.
1,325,000	3.473%, (LIBOR 3M + 1.140%), 9/13/2021[b]	1,344,739
1,500,000	3.259%, (LIBOR 3M + 0.940%), 2/28/2022[b]	1,511,860
	Morgan Stanley
1,000,000	5.450%, 7/15/2019[b,k]	1,013,130
2,050,000	3.155%, (LIBOR 3M + 0.800%), 2/14/2020[b]	2,056,216
1,100,000	5.550%, 7/15/2020[b,k]	1,133,770
2,000,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	2,026,082
1,600,000	3.759%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,636,614
1,750,000	5.000%, 11/24/2025	1,813,536
	Nationwide Building Society
2,000,000	3.766%, 3/8/2024[b,h]	1,957,794
	NCUA Guaranteed Notes
826,557	2.380%, (LIBOR 1M + 0.350%), 12/7/2020, Ser. 2010-A1, Class Ab	827,587
	Peachtree Corners Funding Trust
1,375,000	3.976%, 2/15/2025[h]	1,337,445
	Prudential Financial, Inc.
1,160,000	2.350%, 8/15/2019	1,146,133
	Realty Income Corporation
2,000,000	3.250%, 10/15/2022	1,968,900
	Regions Financial Corporation
1,000,000	3.200%, 2/8/2021	995,386
	Reliance Standard Life Global Funding II
1,535,000	2.500%, 4/24/2019[h]	1,529,451
	Royal Bank of Scotland Group plc
1,000,000	3.498%, 5/15/2023[b]	968,442
2,000,000	3.813%, (LIBOR 3M + 1.470%), 5/15/2023[b]	2,009,796
	Santander Holdings USA, Inc.
1,000,000	3.400%, 1/18/2023	965,207
	Santander UK plc
750,000	3.125%, 1/8/2021	739,604
	Simon Property Group, LP
1,390,000	2.500%, 9/1/2020	1,370,151
1,600,000	2.500%, 7/15/2021	1,561,823
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[h]	1,976,336
2,000,000	2.500%, 4/5/2022[h]	1,951,607
	Standard Chartered plc
1,175,000	3.950%, 1/11/2023[h]	1,147,536
	State Street Corporation
2,499,000	3.226%, (LIBOR 3M + 0.900%), 8/18/2020[b]	2,536,530
	SunTrust Banks, Inc.
775,000	2.900%, 3/3/2021	765,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Financials (18.7%) - continued
	Svenska Handelsbanken AB
$750,000	2.825%, (LIBOR 3M + 0.490%), 6/17/2019[b]	$752,414
	Synchrony Financial
1,440,000	3.584%, (LIBOR 3M + 1.230%), 2/3/2020[b]	1,453,502
1,485,000	4.250%, 8/15/2024	1,455,170
	Toronto-Dominion Bank
1,500,000	3.266%, (LIBOR 3M + 0.930%), 12/14/2020[b]	1,523,960
	USB Group Funding Jersey, Ltd.
2,250,000	3.775%, (LIBOR 3M + 1.440%), 9/24/2020[b,h]	2,297,730
	USB Realty Corporation
1,495,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,k]	1,354,844
	Ventas Realty, LP
2,000,000	3.100%, 1/15/2023	1,939,746
	Voya Financial, Inc.
500,000	5.650%, 5/15/2053[b]	502,500
	Wells Fargo & Company
1,000,000	6.111%, (LIBOR 3M + 3.770%), 9/15/2018[b,k]	1,013,125
2,155,000	3.039%, (LIBOR 3M + 0.680%), 1/30/2020[b]	2,169,233
750,000	3.450%, 2/13/2023	734,786
1,600,000	3.589%, (LIBOR 3M + 1.230%), 10/31/2023[b]	1,632,398

	Total	167,918,380

Foreign Government (0.7%)
	Argentina Government International Bond
1,560,000	5.625%, 1/26/2022	1,457,820
	Export-Import Bank of Korea
2,130,000	2.250%, 1/21/2020	2,097,705
	Kommunalbanken AS
2,555,000	1.500%, 10/22/2019[h]	2,517,688
	Poland Government International Bond
125,000	4.000%, 1/22/2024	126,885

	Total	6,200,098

Mortgage-Backed Securities (2.2%)
	Angel Oak Mortgage Trust I, LLC
2,763,203	3.258%, 4/27/2048, Ser. 2018-1, Class A1[b,h]	2,762,574
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
304,307	6.500%, 9/1/2037	338,900
6,000,000	4.000%, 7/1/2048[f]	6,113,444
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,150,000	3.500%, 7/1/2033[f]	7,234,421
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
508,193	3.480%, (LIBOR 12M + 1.730%), 9/1/2037[b]	529,578
234,367	2.821%, (LIBOR 12M + 1.071%), 10/1/2037[b]	233,740
837,002	3.285%, (LIBOR 12M + 1.517%), 1/1/2043[b]	862,049
1,914,378	4.036%, (LIBOR 12M + 1.550%), 7/1/2043[b]	1,966,382

	Total	20,041,088

Technology (2.4%)
	Amphenol Corporation
1,136,000	2.550%, 1/30/2019	1,135,089
	Apple, Inc.
3,050,000	2.663%, (LIBOR 3M + 0.300%), 5/6/2019[b]	3,057,388
1,735,000	2.655%, (LIBOR 3M + 0.300%), 5/6/2020[b]	1,743,224
	Broadcom Corporation
1,565,000	2.375%, 1/15/2020	1,544,625
2,000,000	2.650%, 1/15/2023	1,882,867
	Cisco Systems, Inc.
2,185,000	2.800%, (LIBOR 3M + 0.500%), 3/1/2019[b]	2,192,260
	Diamond 1 Finance Corporation
885,000	3.480%, 6/1/2019[h]	887,234
	Hewlett Packard Enterprise Company
2,800,000	4.251%, (LIBOR 3M + 1.930%), 10/5/2018[b]	2,812,239
	Intel Corporation
800,000	3.100%, 7/29/2022	799,710
	Marvell Technology Group, Ltd.
1,000,000	4.200%, 6/22/2023	998,655
	Oracle Corporation
1,425,000	2.500%, 5/15/2022	1,387,158
1,500,000	2.625%, 2/15/2023	1,452,346
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	979,508
	VMware, Inc.
1,000,000	2.950%, 8/21/2022	959,338

	Total	21,831,641

Transportation (1.6%)
	Air Canada Pass Through Trust
1,216,321	3.875%, 3/15/2023[h]	1,185,913
	American Airlines Pass Through Trust
1,037,946	5.600%, 7/15/2020[h]	1,059,354
1,046,830	4.950%, 1/15/2023	1,078,916
794,578	3.700%, 5/1/2023	774,962
	British Airways plc
1,214,586	4.625%, 6/20/2024[h]	1,244,708
	Continental Airlines, Inc.
2,450,196	4.150%, 4/11/2024	2,473,840
	Delta Air Lines, Inc.
460,694	4.750%, 5/7/2020	468,664
	ERAC USA Finance, LLC
1,600,000	2.600%, 12/1/2021[h]	1,551,876
	J.B. Hunt Transport Services, Inc.
1,175,000	3.300%, 8/15/2022	1,165,415
	Ryder System, Inc.
1,000,000	3.400%, 3/1/2023	987,226

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Transportation (1.6%) - continued
	TTX Company
$2,000,000	2.250%, 2/1/2019[h]	$1,991,197
800,000	4.125%, 10/1/2023*	812,548

	Total	14,794,619

U.S. Government and Agencies (16.8%)
	Federal National Mortgage Association
1,000,000	2.500%, 4/13/2021	994,634
7,500,000	2.375%, 1/19/2023	7,363,328
	U.S. Treasury Bonds
2,100,000	2.250%, 11/15/2027	1,995,492
1,335,000	5.500%, 8/15/2028	1,642,519
200,000	3.000%, 5/15/2042	200,930
2,550,000	2.500%, 5/15/2046	2,314,822
	U.S. Treasury Bonds, TIPS
7,406,217	0.125%, 1/15/2023	7,240,247
6,740,045	0.375%, 1/15/2027	6,547,573
7,807,695	0.375%, 7/15/2027	7,594,646
6,342,720	1.000%, 2/15/2046	6,529,886
	U.S. Treasury Notes
5,000,000	1.250%, 12/15/2018	4,980,469
12,350,000	1.500%, 10/31/2019	12,196,590
4,600,000	1.875%, 12/15/2020	4,522,555
1,550,000	1.375%, 5/31/2021	1,495,750
1,250,000	2.625%, 6/15/2021	1,250,049
39,595,000	1.125%, 8/31/2021	37,768,371
1,500,000	1.875%, 7/31/2022	1,451,777
21,610,000	2.000%, 11/30/2022	20,970,141
4,550,000	2.125%, 7/31/2024	4,378,664
	U.S. Treasury Notes, TIPS
20,080,150	0.125%, 4/15/2021	19,769,927

	Total	151,208,370

Utilities (1.9%)
	Ameren Corporation
1,150,000	2.700%, 11/15/2020	1,135,783
	DTE Energy Company
595,000	2.400%, 12/1/2019	588,016
	Electricite de France SA
1,500,000	5.250%, 1/29/2023[b,h,k]	1,464,000
	Enel Finance International NV
2,000,000	2.750%, 4/6/2023[h]	1,860,565
	Exelon Corporation
1,650,000	2.850%, 6/15/2020	1,635,248
1,250,000	3.497%, 6/1/2022	1,236,463
	Exelon Generation Company, LLC
1,255,000	2.950%, 1/15/2020	1,249,812
	ITC Holdings Corporation
1,500,000	2.700%, 11/15/2022	1,444,096
	National Rural Utilities Cooperative Finance Corporation
1,150,000	4.750%, 4/30/2043[b]	1,166,021
	PPL Capital Funding, Inc.
1,580,000	3.500%, 12/1/2022	1,571,658
	Public Service Electric And Gas Company
2,430,000	1.800%, 6/1/2019	2,409,061
	Sempra Energy
1,530,000	2.400%, 3/15/2020	1,508,705

	Total	17,269,428

	Total Long-Term Fixed Income (cost $870,045,698)	860,001,421

Shares	Preferred Stock (0.3%)
Financials (0.3%)
66,000	Citigroup Capital XIII, 8.729%[b]	1,788,600
8,125	Farm Credit Bank of Texas, 6.750%[b,h,k]	869,375

	Total	2,657,975

	Total Preferred Stock (cost $2,634,100)	2,657,975

Shares or Principal Amount	Short-Term Investments (4.6%)
	Federal Home Loan Bank Discount Notes
1,200,000	1.720%, 7/11/2018[l,m]	1,199,438
	Thrivent Core Short-Term Reserve Fund
4,035,775	2.290%	40,357,752

	Total Short-Term Investments (cost $41,557,121)	41,557,190

	Total Investments (cost $921,713,973) 101.2%	$910,822,053

	Other Assets and Liabilities, Net (1.2%)	(11,002,736)

	Total Net Assets 100.0%	$899,819,317

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Defaulted security. Interest is not being accrued.
d	In bankruptcy. Interest is not being accrued.
e	All or a portion of the loan is unfunded.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $238,213,786 or 26.5% of total net assets.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
j	All or a portion of the security is insured or guaranteed.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of June 29, 2018 was $80,279,102 or 8.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Apidos CLO XVIII, 7/22/2026	4/4/2017	$3,600,000
Ares XXXVII CLO, Ltd., 10/15/2030	5/18/2018	3,406,333
Babson CLO, Ltd., 10/17/2026	3/10/2017	3,760,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	3,420,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	4,000,000
Canadian Pacer Auto Receivables Trust, 3/19/2021	10/4/2017	2,000,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,750,000
Cold Storage Trust, 4/15/2036	4/20/2017	5,150,000
Colt Mortgage Loan Trust, 5/27/2047	4/27/2017	1,729,813
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	384,652
Deephaven Residential Mortgage Trust, 12/26/2046	4/7/2017	1,031,421
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	1,829,703
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	933,271
Garrison BSL CLO, Ltd., 7/17/2028	5/18/2018	4,000,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,700,000
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	3,521,331
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	3,436,484
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	3,000,000
NRZ Excess Spread-Collateralized Notes Series, 1/25/2023	1/24/2018	2,173,579
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,500,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,500,000
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	1,375,000
Radnor RE, Ltd., 3/25/2028	3/13/2018	3,300,000
Sound Point CLO XX, Ltd., 7/26/2031	6/15/2018	4,000,000
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	360,438
TTX Company, 10/1/2023	9/19/2013	799,992
Upstart Securitization Trust, 6/20/2024	6/13/2017	1,112,815
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	3,760,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	580,283

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

MID CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (94.6%)	Value
Consumer Discretionary (12.3%)
14,104	Aaron’s, Inc.	$612,819
13,722	Adtalem Global Education, Inc.[a]	660,028
10,475	AMC Networks, Inc.[a]	651,545
38,228	American Eagle Outfitters, Inc.	888,801
13,454	AutoNation, Inc.[a]	653,595
31,908	Bed Bath & Beyond, Inc.	635,767
9,611	Big Lots, Inc.	401,548
18,719	Boyd Gaming Corporation	648,801
9,992	Brinker International, Inc.	475,619
19,860	Brunswick Corporation	1,280,573
1,070	Cable One, Inc.	784,620
10,695	Carter’s, Inc.	1,159,231
9,710	Cheesecake Factory, Inc.[b]	534,633
2,591	Churchill Downs, Inc.	768,232
24,213	Cinemark Holdings, Inc.	849,392
5,469	Cracker Barrel Old Country Store, Inc.	854,313
33,146	Dana, Inc.	669,218
6,937	Deckers Outdoor Corporation[a]	783,118
20,229	Delphi Technologies plc	919,610
17,754	Dick’s Sporting Goods, Inc.	625,829
4,517	Dillard’s, Inc.[b]	426,857
9,634	Domino’s Pizza, Inc.	2,718,426
18,904	Dunkin’ Brands Group, Inc.	1,305,699
12,672	Five Below, Inc.[a]	1,238,181
62,396	Gentex Corporation	1,436,356
1,003	Graham Holdings Company	587,858
6,065	Helen of Troy, Ltd.[a]	597,099
24,077	ILG, Inc.	795,263
5,564	International Speedway Corporation	248,711
6,479	Jack in the Box, Inc.	551,492
10,226	John Wiley and Sons, Inc.	638,102
19,242	KB Home	524,152
30,934	Live Nation Entertainment, Inc.[a]	1,502,464
9,059	Meredith Corporation[b]	462,009
25,302	Michaels Companies, Inc.[a]	485,039
7,042	Murphy USA, Inc.[a]	523,150
29,158	New York Times Company	755,192
768	NVR, Inc.[a]	2,281,229
11,365	Ollie’s Bargain Outlet Holdings, Inc.[a]	823,963
5,355	Papa John’s International, Inc.	271,606
13,380	Polaris Industries, Inc.	1,634,768
9,221	Pool Corporation	1,396,982
27,818	Sally Beauty Holdings, Inc.[a,b]	445,923
12,198	Scientific Games Corporation[a]	599,532
41,774	Service Corporation International	1,495,091
13,444	Signet Jewelers, Ltd.	749,503
17,703	Six Flags Entertainment Corporation[b]	1,240,095
30,941	Skechers USA, Inc.[a]	928,539
8,382	Sotheby’s Holdings, Inc.[a]	455,478
49,142	Tegna, Inc.	533,191
10,535	Tempur Sealy International, Inc.[a,b]	506,207
14,970	Texas Roadhouse, Inc.	980,685
11,166	Thor Industries, Inc.	1,087,457
32,171	Toll Brothers, Inc.	1,190,005
34,615	Tri Pointe Homes, Inc.[a]	566,301
11,647	Tupperware Brands Corporation	480,322
18,323	Urban Outfitters, Inc.[a]	816,290
40,878	Wendy’s Company	702,284
17,445	Williams-Sonoma, Inc.[b]	1,070,774
22,735	Wyndham Destinations, Inc.	1,006,478
22,721	Wyndham Hotels & Resorts, Inc.	1,336,676

	Total	52,252,721

Consumer Staples (3.3%)
1,994	Boston Beer Company, Inc.[a]	597,602
8,552	Casey’s General Stores, Inc.	898,644
12,303	Edgewell Personal Care Company[a]	620,809
13,599	Energizer Holdings, Inc.	856,193
42,269	Flowers Foods, Inc.	880,463
23,679	Hain Celestial Group, Inc.[a]	705,634
16,460	Ingredion, Inc.	1,822,122
33,318	Lamb Weston Holdings, Inc.	2,282,616
4,445	Lancaster Colony Corporation	615,277
12,671	Nu Skin Enterprises, Inc.	990,746
15,331	Post Holdings, Inc.[a]	1,318,773
4,579	Sanderson Farms, Inc.	481,482
27,938	Sprouts Farmers Markets, Inc.[a]	616,592
4,412	Tootsie Roll Industries, Inc.[b]	136,110
12,834	TreeHouse Foods, Inc.[a]	673,913
11,485	United Natural Foods, Inc.[a]	489,950

	Total	13,986,926

Energy (5.1%)
17,635	Apergy Corporation[a]	736,261
51,082	Callon Petroleum Company[a]	548,621
207,753	Chesapeake Energy Corporation[a,b]	1,088,626
44,685	CNX Resources Corporation[a]	794,499
10,049	Core Laboratories NVb	1,268,284
14,717	Diamond Offshore Drilling, Inc.[a,b]	306,997
8,691	Dril-Quip, Inc.[a]	446,717
22,199	Energen Corporation[a]	1,616,531
99,593	Ensco plc	723,045
35,610	Gulfport Energy Corporation[a]	447,618
23,575	Matador Resources Company[a]	708,429
40,968	McDermott International, Inc.[a]	805,021
37,060	Murphy Oil Corporation	1,251,516
80,298	Nabors Industries, Ltd.	514,710
60,730	Oasis Petroleum, Inc.[a]	787,668
22,450	Oceaneering International, Inc.	571,577
50,538	Patterson-UTI Energy, Inc.	909,684
25,571	PBF Energy, Inc.	1,072,192
54,161	QEP Resources, Inc.[a]	664,014
51,677	Range Resources Corporation	864,556
26,022	Rowan Companies plc[a]	422,077
23,412	SM Energy Company	601,454
116,320	Southwestern Energy Company[a]	616,496
35,142	Superior Energy Services, Inc.[a]	342,283
99,940	Transocean, Ltd.[a]	1,343,194
15,427	World Fuel Services Corporation	314,865
91,053	WPX Energy, Inc.[a]	1,641,686

	Total	21,408,621

Financials (15.6%)
3,484	Alleghany Corporation	2,003,195
15,805	American Financial Group, Inc.	1,696,351
13,592	Aspen Insurance Holdings, Ltd.	553,194
38,526	Associated Banc-Corp	1,051,760
18,692	BancorpSouth Bank	615,901
9,630	Bank of Hawaii Corporation	803,335
27,668	Bank of the Ozarks	1,246,167
52,241	Brown & Brown, Inc.	1,448,643
17,400	Cathay General Bancorp	704,526
16,258	Chemical Financial Corporation	905,083
38,131	CNO Financial Group, Inc.	726,014
21,373	Commerce Bancshares, Inc.	1,383,047
13,228	Cullen/Frost Bankers, Inc.	1,431,799
33,014	East West Bancorp, Inc.	2,152,513
27,159	Eaton Vance Corporation	1,417,428
9,279	Evercore, Inc.	978,471
73,788	F.N.B. Corporation	990,235
8,857	FactSet Research Systems, Inc.	1,754,572

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

MID CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (94.6%)	Value
Financials (15.6%) - continued
21,725	Federated Investors, Inc.	$506,627
25,415	First American Financial Corporation	1,314,464
74,550	First Horizon National Corporation	1,329,972
40,045	Fulton Financial Corporation	660,742
113,740	Genworth Financial, Inc.[a]	511,830
19,432	Hancock Whitney Corporation	906,503
9,692	Hanover Insurance Group, Inc.	1,158,776
35,947	Home BancShares, Inc.	810,964
16,287	Interactive Brokers Group, Inc.	1,049,046
12,352	International Bancshares Corporation	528,666
41,097	Janus Henderson Group plc	1,262,911
11,155	Kemper Corporation	843,876
19,472	Legg Mason, Inc.	676,263
1,793	LendingTree, Inc.[a,b]	383,343
8,568	MarketAxess Holdings, Inc.	1,695,264
19,157	MB Financial, Inc.	894,632
8,321	Mercury General Corporation	379,105
60,290	Navient Corporation	785,579
111,734	New York Community Bancorp, Inc.	1,233,543
57,147	Old Republic International Corporation	1,137,797
28,511	PacWest Bancorp	1,409,014
16,855	Pinnacle Financial Partners, Inc.	1,034,054
10,040	Primerica, Inc.	999,984
15,914	Prosperity Bancshares, Inc.	1,087,881
14,701	Reinsurance Group of America, Inc.	1,962,289
9,170	RenaissanceRe Holdings, Ltd.	1,103,334
29,896	SEI Investments Company	1,869,098
12,231	Signature Bank[a]	1,564,100
99,163	SLM Corporation[a]	1,135,416
51,373	Sterling Bancorp	1,207,265
16,304	Stifel Financial Corporation	851,884
27,032	Synovus Financial Corporation	1,428,101
38,336	TCF Financial Corporation	943,832
11,318	Texas Capital Bancshares, Inc.[a]	1,035,597
15,444	Trustmark Corporation	503,938
10,037	UMB Financial Corporation	765,120
50,165	Umpqua Holdings Corporation	1,133,227
23,956	United Bankshares, Inc.	871,998
60,381	Valley National Bancorp	734,233
21,900	W.R. Berkley Corporation	1,585,779
19,247	Washington Federal, Inc.	629,377
20,984	Webster Financial Corporation	1,336,681
12,824	Wintrust Financial Corporation	1,116,329

	Total	66,240,668

Health Care (8.8%)
18,697	Acadia Healthcare Company, Inc.[a]	764,894
21,405	Akorn, Inc.[a]	355,109
40,546	Allscripts Healthcare Solutions, Inc.[a]	486,552
4,615	Bio-Rad Laboratories, Inc.[a]	1,331,612
8,561	Bio-Techne Corporation	1,266,600
8,078	Cantel Medical Corporation	794,552
30,388	Catalent, Inc.[a]	1,272,953
10,917	Charles River Laboratories International, Inc.[a]	1,225,542
3,631	Chemed Corporation	1,168,492
22,516	Encompass Health Corporation	1,524,784
64,258	Exelixis, Inc.[a]	1,382,832
16,698	Globus Medical, Inc.[a]	842,581
11,895	Haemonetics Corporation[a]	1,066,744
10,713	Halyard Health, Inc.[a]	613,319
15,101	Hill-Rom Holdings, Inc.	1,318,921
3,472	ICU Medical, Inc.[a]	1,019,553
16,073	Integra LifeSciences Holdings Corporation[a]	1,035,262
8,836	LifePoint Health, Inc.[a]	431,197
9,932	LivaNova plc[a]	991,412
18,931	Mallinckrodt, LLC[a]	353,253
10,855	Masimo Corporation[a]	1,059,991
13,493	Medidata Solutions, Inc.[a]	1,086,996
21,530	Mednax, Inc.[a]	931,818
10,822	Molina Healthcare, Inc.[a]	1,059,907
11,679	NuVasive, Inc.[a]	608,710
18,543	Patterson Companies, Inc.[b]	420,370
11,534	PRA Health Sciences, Inc.[a]	1,076,814
12,093	Prestige Brands Holdings, Inc.[a]	464,129
19,280	STERIS plc	2,024,593
12,646	Syneos Health, Inc.[a]	593,097
10,377	Teleflex, Inc.	2,783,215
18,601	Tenet Healthcare Corporation[a]	624,436
9,921	United Therapeutics Corporation[a]	1,122,561
10,197	Wellcare Health Plans, Inc.[a]	2,510,909
16,764	West Pharmaceutical Services, Inc.	1,664,498

	Total	37,278,208

Industrials (13.9%)
9,341	Acuity Brands, Inc.	1,082,342
36,530	AECOM[a]	1,206,586
15,042	AGCO Corporation	913,350
16,293	Avis Budget Group, Inc.[a]	529,522
11,598	Brink’s Company	924,940
13,886	Carlisle Companies, Inc.	1,503,993
11,650	Clean Harbors, Inc.[a]	647,157
11,563	Crane Company	926,543
10,073	Curtiss-Wright Corporation	1,198,888
10,901	Deluxe Corporation	721,755
29,591	Donaldson Company, Inc.	1,335,146
8,450	Dun & Bradstreet Corporation	1,036,393
7,108	Dycom Industries, Inc.[a]	671,777
13,319	EMCOR Group, Inc.	1,014,641
9,595	EnerSys	716,171
5,900	Esterline Technologies Corporation[a]	435,420
18,618	First Solar, Inc.[a]	980,424
8,590	GATX Corporation	637,636
13,705	Genesee & Wyoming, Inc.[a]	1,114,491
38,188	Graco, Inc.	1,726,861
10,359	Granite Construction, Inc.	576,582
16,795	Healthcare Services Group, Inc.[b]	725,376
13,585	Herman Miller, Inc.	460,532
9,918	HNI Corporation	368,950
12,501	Hubbell, Inc.	1,321,856
17,480	IDEX Corporation	2,385,670
19,914	ITT Corporation	1,040,905
72,112	JetBlue Airways Corporation[a]	1,368,686
32,041	KBR, Inc.	574,175
18,599	Kennametal, Inc.	667,704
12,242	Kirby Corporation[a]	1,023,431
11,561	KLX, Inc.[a]	831,236
29,253	Knight-Swift Transportation Holdings, Inc.	1,117,757
9,585	Landstar System, Inc.	1,046,682
8,457	Lennox International, Inc.	1,692,669
14,054	Lincoln Electric Holdings, Inc.	1,233,379
14,999	Manpower, Inc.	1,290,814
7,769	MSA Safety, Inc.	748,465
10,449	MSC Industrial Direct Company, Inc.	886,598
11,648	Nordson Corporation	1,495,720
24,639	NOW, Inc.[a]	328,438
36,992	nVent Electric plc[a]	928,499

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

MID CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (94.6%)	Value
Industrials (13.9%) - continued
15,545	Old Dominion Freight Line, Inc.	$2,315,583
16,842	Oshkosh Corporation	1,184,329
42,732	Pitney Bowes, Inc.	366,213
10,021	Regal-Beloit Corporation	819,718
21,874	Rollins, Inc.	1,150,135
12,097	Ryder System, Inc.	869,290
8,148	Teledyne Technologies, Inc.[a]	1,621,941
16,450	Terex Corporation	694,026
15,559	Timken Company	677,594
24,156	Toro Company	1,455,399
34,015	Trinity Industries, Inc.	1,165,354
5,138	Valmont Industries, Inc.	774,554
19,526	Wabtec Corporation	1,924,873
7,301	Watsco, Inc.	1,301,622
10,214	Werner Enterprises, Inc.	383,536
12,615	Woodward, Inc.	969,589

	Total	59,111,916

Information Technology (15.1%)
26,527	ACI Worldwide, Inc.[a]	654,421
17,558	Acxiom Corporation[a]	525,862
39,893	ARRIS International plc[a]	975,184
19,964	Arrow Electronics, Inc.[a]	1,502,890
26,882	Avnet, Inc.	1,152,969
9,262	Belden, Inc.	566,094
11,056	Blackbaud, Inc.	1,132,687
16,379	Cars.com Inc.[a]	465,000
28,187	CDK Global, Inc.	1,833,564
32,679	Ciena Corporation[a]	866,320
13,894	Cirrus Logic, Inc.[a]	532,557
39,405	Cognex Corporation	1,757,857
5,667	Coherent, Inc.[a]	886,432
9,637	CommVault Systems, Inc.[a]	634,597
20,848	Convergys Corporation	509,525
18,600	CoreLogic, Inc.[a]	965,340
22,901	Cree, Inc.[a]	951,995
81,681	Cypress Semiconductor Corporation	1,272,590
6,799	Fair Isaac Corporation[a]	1,314,383
32,938	Fortinet, Inc.[a]	2,056,319
29,452	Integrated Device Technology, Inc.[a]	938,930
7,917	InterDigital, Inc.	640,485
11,189	j2 Global, Inc.	969,079
39,030	Jabil, Inc.	1,079,570
17,611	Jack Henry & Associates, Inc.	2,295,770
42,584	Keysight Technologies, Inc.[a]	2,513,734
32,509	Leidos Holdings, Inc.	1,918,031
5,689	Littelfuse, Inc.	1,298,116
11,896	LogMeIn, Inc.	1,228,262
14,332	Lumentum Holdings, Inc.[a]	829,823
15,225	Manhattan Associates, Inc.[a]	715,727
14,865	MAXIMUS, Inc.	923,265
12,459	MKS Instruments, Inc.	1,192,326
8,843	Monolithic Power Systems, Inc.	1,182,044
24,513	National Instruments Corporation	1,029,056
26,954	NCR Corporation[a]	808,081
18,290	NetScout Systems, Inc.[a]	543,213
32,500	Perspecta, Inc.	667,875
7,578	Plantronics, Inc.	577,823
26,290	PTC, Inc.[a]	2,466,265
57,591	Sabre Corporation	1,419,042
9,629	Science Applications International Corporation	779,275
9,850	Silicon Laboratories, Inc.[a]	981,060
7,887	Synaptics, Inc.[a]	397,268
6,671	SYNNEX Corporation	643,818
7,941	Tech Data Corporation[a]	652,115
27,549	Teradata Corporation[a]	1,106,092
43,590	Teradyne, Inc.	1,659,471
56,784	Trimble, Inc.[a]	1,864,787
8,113	Tyler Technologies, Inc.[a]	1,801,897
6,626	Ultimate Software Group, Inc.[a]	1,704,936
25,232	VeriFone Systems, Inc.[a]	575,794
24,822	Versum Materials, Inc.	922,137
12,482	ViaSat, Inc.[a,b]	820,317
30,102	Vishay Intertechnology, Inc.	698,366
9,129	WEX, Inc.[a]	1,738,892
12,166	Zebra Technologies Corporation[a]	1,742,780

	Total	63,882,108

Materials (6.7%)
28,628	Allegheny Technologies, Inc.[a]	719,135
14,215	AptarGroup, Inc.	1,327,397
14,218	Ashland Global Holdings, Inc.	1,111,563
20,729	Bemis Company, Inc.	874,971
14,085	Cabot Corporation	870,030
10,693	Carpenter Technology Corporation	562,131
40,536	Chemours Company	1,798,177
26,659	Commercial Metals Company	562,771
7,713	Compass Minerals International, Inc.	507,130
14,316	Domtar Corporation	683,446
10,930	Eagle Materials, Inc.	1,147,322
5,906	Greif, Inc.	312,368
33,078	Louisiana-Pacific Corporation	900,383
8,058	Minerals Technologies, Inc.	607,170
2,095	NewMarket Corporation	847,428
38,099	Olin Corporation	1,094,203
36,844	Owens-Illinois, Inc.[a]	619,348
18,221	PolyOne Corporation	787,512
16,481	Reliance Steel & Aluminum Company	1,442,747
14,913	Royal Gold, Inc.	1,384,523
30,470	RPM International, Inc.	1,777,010
8,830	Scotts Miracle-Gro Company	734,303
9,646	Sensient Technologies Corporation	690,171
16,884	Silgan Holdings, Inc.	452,998
22,685	Sonoco Products Company	1,190,963
53,756	Steel Dynamics, Inc.	2,470,088
40,282	United States Steel Corporation	1,399,800
44,585	Valvoline, Inc.	961,698
9,810	Worthington Industries, Inc.	411,726

	Total	28,248,512

Real Estate (9.1%)
15,411	Alexander & Baldwin, Inc.	362,158
31,143	American Campus Communities, Inc.	1,335,412
21,138	Camden Property Trust	1,926,306
27,010	CoreCivic, Inc.	645,269
7,850	CoreSite Realty Corporation	869,937
23,273	Corporate Office Properties Trust	674,684
95,751	Cousins Properties, Inc.	927,827
22,583	CyrusOne, Inc.	1,317,944
21,458	DCT Industrial Trust, Inc.	1,431,892
36,392	Douglas Emmett, Inc.	1,462,231
17,273	Education Realty Trust, Inc.	716,829
14,732	EPR Properties	954,486
28,563	First Industrial Realty Trust, Inc.	952,290
28,030	GEO Group, Inc.	771,946
28,526	Healthcare Realty Trust, Inc.	829,536
23,564	Highwoods Properties, Inc.	1,195,402
37,446	Hospitality Properties Trust	1,071,330
21,232	JBG SMITH Properties	774,331
10,365	Jones Lang LaSalle, Inc.	1,720,486

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

MID CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (94.6%)	Value
Real Estate (9.1%) - continued
22,520	Kilroy Realty Corporation	$1,703,413
19,148	Lamar Advertising Company	1,308,000
25,150	LaSalle Hotel Properties	860,885
33,673	Liberty Property Trust	1,492,724
10,599	Life Storage, Inc.	1,031,389
20,537	Mack-Cali Realty Corporation	416,490
83,104	Medical Properties Trust, Inc.	1,166,780
35,054	National Retail Properties, Inc.	1,540,974
45,250	Omega Healthcare Investors, Inc.	1,402,750
13,727	PotlatchDeltic Corporation	698,018
21,462	Quality Care Properties, Inc.[a]	461,648
29,482	Rayonier, Inc. REIT	1,140,659
40,621	Sabra Health Care REIT, Inc.	882,694
54,143	Senior Housing Property Trust	979,447
21,505	Tanger Factory Outlet Centers, Inc.	505,152
13,897	Taubman Centers, Inc.	816,588
37,631	Uniti Group, Inc.	753,749
24,142	Urban Edge Properties	552,128
27,154	Weingarten Realty Investors	836,615

	Total	38,490,399

Telecommunications Services (0.1%)
21,152	Telephone & Data Systems, Inc.	579,988

	Total	579,988

Utilities (4.6%)
11,682	ALLETE, Inc.	904,304
40,533	Aqua America, Inc.	1,425,951
25,306	Atmos Energy Corporation	2,281,083
12,211	Black Hills Corporation[b]	747,435
24,799	Hawaiian Electric Industries, Inc.	850,606
11,482	IDACORP, Inc.	1,059,100
44,499	MDU Resources Group, Inc.	1,276,231
19,578	National Fuel Gas Company	1,036,851
19,990	New Jersey Resources Corporation	894,552
11,273	NorthWestern Corporation	645,379
45,508	OGE Energy Corporation	1,602,337
11,955	ONE Gas, Inc.	893,517
18,149	PNM Resources, Inc.	705,996
11,018	Southwest Gas Holdings, Inc.	840,343
39,444	UGI Corporation	2,053,849
18,930	Vectren Corporation	1,352,548
11,702	WGL Holdings, Inc.	1,038,553

	Total	19,608,635

	Total Common Stock (cost $319,618,126)	401,088,702

	Collateral Held for Securities Loaned (1.8%)
7,395,867	Thrivent Cash Management Trust	7,395,867

	Total Collateral Held for Securities Loaned (cost $7,395,867)	7,395,867

Shares or Principal Amount	Short-Term Investments (5.0%)
	Federal Home Loan Bank Discount Notes
500,000	1.875%, 7/27/2018[c,d]	499,351
250,000	1.900%, 8/15/2018[c,d]	249,413
200,000	1.900%, 8/24/2018[c,d]	199,434
	Thrivent Core Short-Term Reserve Fund
2,027,185	2.290%	$20,271,847

	Total Short-Term Investments (cost $21,219,956)	21,220,045

	Total Investments (cost $348,233,949) 101.4%	$429,704,614

	Other Assets and Liabilities, Net (1.4%)	(5,742,561)

	Total Net Assets 100.0%	$423,962,053

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of June 29, 2018:

Securities Lending Transactions

Common Stock	$7,194,103

Total lending	$7,194,103
Gross amount payable upon return of collateral for securities loaned	$7,395,867

Net amounts due to counterparty	$201,764

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.7%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$1,526,136	4.844%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$1,516,598
	Big River Steel, LLC, Term Loan
1,096,712	7.334%, (LIBOR 3M + 5.000%), 8/15/2023[b]	1,109,742
	Chemours Company, Term Loan
1,526,175	3.850%, (LIBOR 1M + 1.750%), 3/26/2025[b,c]	1,505,190
	Contura Energy, Inc., Term Loan
1,860,675	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	1,860,675
	Coronado Australian Holdings Property, Ltd., Term Loan
225,000	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	226,406
822,938	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	828,081
	MRC Global (US), Inc., Term Loan
1,326,667	5.094%, (LIBOR 1M + 3.000%), 9/20/2024[b]	1,330,819
	Peabody Energy Corporation, Term Loan
1,082,288	4.844%, (LIBOR 1M + 2.750%), 4/11/2025[b]	1,073,510
	Tronox Finance, LLC, Term Loan
765,572	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	764,806
1,766,703	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	1,764,937

	Total	11,980,764

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
1,055,098	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[b]	1,051,669
	BWAY Holding Company, Term Loan
3,765,000	0.000%, (LIBOR 3M + 3.250%), 4/3/2024[b,d,e]	3,742,071
	Cortes NP Intermediate Holding II Corporation, Term Loan
3,135,969	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	3,112,449
	Flex Acquisition Company, Inc. Term Loan
5,140,000	0.000%, (LIBOR 3M + 3.250%), 6/22/2025[b,d,e]	5,124,991
	GFL Environmental, Inc., Term Loan
74,033	0.000%, (LIBOR 3M + 2.750%), 5/31/2025[b,c,d,e]	73,478
595,967	5.084%, (LIBOR 3M + 2.750%), 5/31/2025[b,c]	591,497
	Sterigenics-Nordion Holdings, LLC, Term Loan
3,358,759	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[b]	3,346,164

	Total	17,042,319

Communications Services (0.4%)
	CenturyLink, Inc., Term Loan
2,756,150	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[b]	2,697,582
	Charter Communications Operating, LLC, Term Loan
2,193,975	4.100%, (LIBOR 1M + 2.000%), 4/13/2025[b]	2,189,170
	Frontier Communications Corporation, Term Loan
3,144,250	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	3,103,972
	Hargray Merger Subsidiary Corporation, Term Loan
1,407,913	5.094%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	1,402,633
	Intelsat Jackson Holdings SA, Term Loan
1,765,000	5.853%, (LIBOR 1M + 3.750%), 11/27/2023[b]	1,759,193
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
4,380,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	4,233,270
521,127	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b]	480,088
	Mediacom Illinois, LLC, Term Loan
793,013	3.740%, (LIBOR 1W + 1.750%), 2/15/2024[b]	789,706
	NEP/NCP Holdco, Inc., Term Loan
2,434,428	0.000%, (LIBOR 3M + 3.250%), 7/21/2022[b]	2,421,233
175,309	9.339%, (LIBOR 3M + 7.000%), 1/23/2023[b]	175,747
	Radiate Holdco, LLC, Term Loan
4,362,909	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[b]	4,296,768
	Sable International Finance, Ltd., Term Loan
3,875,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[b]	3,872,326
	SBA Senior Finance II, LLC, Term Loan
1,150,000	4.100%, (LIBOR 1M + 2.000%), 4/6/2025[b]	1,141,375
	SFR Group SA, Term Loan
876,150	4.844%, (LIBOR 1M + 2.750%), 6/22/2025[b]	856,594
	Sinclair Television Group, Inc., Term Loan
3,830,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	3,813,263
	Sprint Communications, Inc., Term Loan
3,994,437	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[b]	3,972,788
	Syniverse Holdings, Inc., Term Loan
463,837	7.046%, (LIBOR 1M + 5.000%), 2/9/2023[b]	462,873
	Univision Communications, Inc., Term Loan
3,383,519	4.844%, (LIBOR 1M + 2.750%), 3/15/2024[b]	3,266,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.7%)[a]	Value
Communications Services (0.4%) - continued
	WideOpenWest Finance, LLC, Term Loan
$1,513,562	5.335%, (LIBOR 1M + 3.250%), 8/6/2023[b]	$1,441,668
	Windstream Services, LLC, Term Loan
925,000	0.000%, (LIBOR 3M + 4.000%), 3/30/2021[b,d,e]	876,770

	Total	43,253,536

Consumer Cyclical (0.3%)
	Cengage Learning Acquisitions, Term Loan
1,601,045	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,466,958
	Four Seasons Hotels, Ltd., Term Loan
1,333,232	4.094%, (LIBOR 1M + 2.000%), 11/30/2023[b]	1,322,406
	Golden Entertainment, Inc., Term Loan
2,776,050	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[b]	2,767,389
420,000	9.100%, (LIBOR 1M + 7.000%), 8/15/2025[b]	424,725
	Men’s Warehouse, Inc., Term Loan
738,150	5.482%, (LIBOR 1M + 3.500%), 3/28/2025[b]	741,228
	Mohegan Tribal Gaming Authority, Term Loan
1,895,444	6.094%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,784,561
	Neiman Marcus Group, LLC, Term Loan
738,073	5.263%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	653,010
	Scientific Games International, Inc., Term Loan
3,645,862	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[b]	3,618,518
	Stars Group Holdings BV, Term Loan
5,061,325	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[b]	5,051,202
3,500,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[b,d,e]	3,500,000
	Tenneco, Inc.,Term Loan
2,220,000	0.000%, (LIBOR 3M + 2.750%), 6/18/2025[b,d,e]	2,196,424
	Wyndham Hotels & Resorts, Inc., Term Loan
925,000	3.726%, (LIBOR 1M + 1.750%), 3/29/2025[b]	922,687

	Total	24,449,108

Consumer Non-Cyclical (0.3%)
	Air Medical Group Holdings, Inc., Term Loan
4,074,525	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[b]	3,953,145
	Albertson’s, LLC, Term Loan
908,120	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[b]	898,631
1,131,866	5.337%, (LIBOR 3M + 3.000%), 12/21/2022[b]	1,120,762
2,052,902	5.319%, (LIBOR 3M + 3.000%), 6/22/2023[b]	2,029,232
	Anmeal Pharmaceuticals LLC, Term Loan
1,504,652	5.625%, (LIBOR 1M + 3.500%), 3/23/2025[b]	1,500,424
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,493,335	4.600%, (LIBOR 1M + 2.500%), 11/9/2024[b]	1,495,202
	Endo Luxembourg Finance Company I SARL., Term Loan
2,311,625	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	2,305,846
	Energizer Holdings, Inc., Term Loan
2,180,000	0.000%, (LIBOR 3M + 2.250%), 6/21/2025[b,d,e]	2,179,084
	JBS USA LUX SA, Term Loan
3,377,250	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	3,348,543
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,768,275	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	2,703,691
	Ortho-Clinical Diagnostics, Term Loan
4,445,000	5.336%, (LIBOR 3M + 3.250%), 6/2/2025[b]	4,425,575
	Revlon Consumer Products Corporation, Term Loan
1,136,326	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	874,971
	Valeant Pharmaceuticals International, Inc., Term Loan
2,990,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	2,977,861

	Total	29,812,967

Energy (0.1%)
	Calpine Corporation, Term Loan
1,607,570	4.840%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,603,712
	Consolidated Energy Finance SA, Term Loan
905,000	4.525%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	898,212
	Fieldwood Energy, LLC, Term Loan
2,052,773	7.344%, (LIBOR 1M + 5.250%), 4/11/2022[b]	2,053,800
	Houston Fuel Oil Terminal Company, LLC, Term Loan
3,330,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[b,d,e]	3,317,513
	McDermott Technology (Americas), Inc., Term Loan
2,221,931	7.094%, (LIBOR 1M + 5.000%), 4/4/2025[b]	2,230,263
	MEG Energy Corporation, Term Loan
204,375	5.600%, (LIBOR 1M + 3.500%), 12/31/2023[b]	204,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.7%)[a]	Value
Energy (0.1%) - continued
	Pacific Drilling SA, Term Loan
$2,321,938	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	$787,532

	Total	11,095,254

Financials (0.2%)
	ASP AMC Merger Sub, Inc., Term Loan
2,861,810	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[b]	2,739,296
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,760,000	4.088%, (LIBOR 1M + 2.000%), 1/15/2025[b]	2,724,341
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
2,495,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,d,e]	2,448,219
	Digicel International Finance, Ltd., Term Loan
2,188,975	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	2,087,735
	DJO Finance, LLC, Term Loan
864,988	5.451%, (LIBOR 3M + 3.250%), 6/7/2020[b]	860,126
	Genworth Holdings, Inc., Term Loan
405,000	6.546%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	412,088
	MoneyGram International, Inc., Term Loan
2,936,462	5.344%, (LIBOR 3M + 3.250%), 3/28/2020[b]	2,833,686
	Trans Union, LLC, Term Loan
985,000	0.000%, (LIBOR 3M + 2.000%), 6/12/2025[b,d,e]	981,306

	Total	15,086,797

Technology (0.1%)
	Plantronics, Inc., Term Loan
4,450,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,d,e]	4,436,116
	Rackspace Hosting, Inc., Term Loan
1,905,750	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[b]	1,878,746
	SS&C Technologies Holdings Europe SARL, Term Loan
558,922	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	558,609
	SS&C Technologies, Inc., Term Loan
1,496,853	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	1,496,015
	TNS, Inc., Term Loan
1,554,965	6.100%, (LIBOR 1M + 4.000%), 8/14/2022[b,c]	1,539,415
	Vantiv, LLC, Term Loan
4,175,000	0.000%, (LIBOR 3M + 1.750%), 8/20/2024[b,d,e]	4,153,373

	Total	14,062,274

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
3,217,500	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[b]	3,221,522
	OSG Bulk Ships, Inc., Term Loan
1,055,594	6.770%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	1,045,038

	Total	4,266,560

Utilities (<0.1%)
	EnergySolutions, LLC, Term Loan
1,040,000	6.084%, (LIBOR 3M + 3.750%), 5/7/2025[b,c,d,e]	1,041,300
	HD Supply Waterworks, Term Loan
1,268,625	5.253%, (LIBOR 3M + 3.000%), 7/21/2024[b,c]	1,267,039
	Talen Energy Supply, LLC, Term Loan
1,041,060	6.094%, (LIBOR 1M + 4.000%), 7/6/2023[b]	1,043,277
	TerraForm Power Operating LLC, Term Loan
748,120	4.094%, (LIBOR 1M + 2.000%), 11/8/2022[b]	746,871

	Total	4,098,487

	Total Bank Loans (cost $178,056,546)	175,148,066

Shares	Registered Investment Companies (36.5%)
Affiliated Equity Holdings (23.9%)
10,014,027	Thrivent Core International Equity Fund	100,540,827
27,922,699	Thrivent Core Low Volatility Equity Fund[h]	283,694,624
25,138,557	Thrivent Large Cap Stock Portfolio	344,003,552
33,377,026	Thrivent Large Cap Value Portfolio	598,323,243
18,441,059	Thrivent Mid Cap Stock Portfolio	360,675,764
61,844,740	Thrivent Partner Worldwide Allocation Portfolio	617,334,190
4,945,929	Thrivent Small Cap Stock Portfolio	100,327,685

	Total	2,404,899,885

Affiliated Fixed Income Holdings (12.0%)
18,108,349	Thrivent Core Emerging Markets Debt Fund	165,872,479
38,555,474	Thrivent High Yield Portfolio	180,902,286
55,074,431	Thrivent Income Portfolio	539,266,796
32,741,197	Thrivent Limited Maturity Bond Portfolio	320,303,858

	Total	1,206,345,419

Equity Funds/Exchange Traded Funds (0.4%)
9,100	iShares Russell 2000 Index Fund	1,490,307
28,374	ProShares Ultra S&P 500[i]	3,157,743
110,011	SPDR S&P 500 ETF Trust	29,843,784
47,859	SPDR S&P Biotech ETF[i]	4,555,698
13,970	SPDR S&P Health Care Equipment ETF	1,092,733
21,840	SPDR S&P Retail ETF	1,060,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Registered Investment Companies (36.5%)	Value
Equity Funds/Exchange Traded Funds (0.4%) - continued
18,230	Vanguard REIT ETF	$1,484,834

	Total	42,685,649

Fixed Income Funds/Exchange Traded Funds (0.2%)
198,000	Invesco Senior Loan ETF	4,534,200
123,000	iShares Barclays 1-3 Year Credit Bond Fund	12,755,100

	Total	17,289,300

	Total Registered Investment Companies (cost $3,269,397,657)	3,671,220,253

	Common Stock (30.7%)
Consumer Discretionary (3.9%)
64,138	Amazon.com, Inc.[h]	109,021,772
122,650	American Axle & Manufacturing Holdings, Inc.[h]	1,908,434
3,200	AOKI Holdings, Inc.	46,697
1,900	Aoyama Trading Company, Ltd.	63,394
39,221	Aptiv plc	3,593,820
8,330	Aramark	309,043
17,883	Ascent Capital Group, Inc.[h]	50,251
5,000	Autobacs Seven Company, Ltd.	88,535
15,966	Berkeley Group Holdings plc	795,314
9,479	Booking Holdings, Inc.[h]	19,214,786
74,630	BorgWarner, Inc.	3,221,031
41,900	Bridgestone Corporation	1,636,734
87,488	Bright Horizons Family Solutions, Inc.[h]	8,969,270
52,010	Burlington Stores, Inc.[h]	7,829,065
202,539	Carnival Corporation	11,607,510
52,353	CBS Corporation	2,943,286
8,196	Cedar Fair, LP	516,430
11,632	Century Casinos, Inc.[h]	101,780
42,306	Children’s Place, Inc.	5,110,565
7,360	Chipotle Mexican Grill, Inc.[h]	3,174,883
4,100	Chiyoda Company, Ltd.	94,841
1,682	Cie Generale des Etablissements Michelin	203,485
232,460	Comcast Corporation	7,627,013
129,679	Core-Mark Holding Company, Inc.	2,943,713
36,850	Criteo SA ADR[h]	1,210,522
81,300	Crocs, Inc.[h]	1,431,693
43,088	CSS Industries, Inc.	728,187
39,244	Culp, Inc.	963,440
6,500	DCM Holdings Company, Ltd.	60,804
68,490	DISH Network Corporation[h]	2,301,949
96,163	Dollar Tree, Inc.[h]	8,173,855
139,426	Duluth Holdings, Inc.[h,i]	3,316,945
14,841	Emerald Expositions Events, Inc.	305,725
8,987	Expedia Group, Inc.	1,080,148
272,369	Extended Stay America, Inc.	5,885,894
37,176	Five Below, Inc.[h]	3,632,467
52,068	G-III Apparel Group, Ltd.[h]	2,311,819
73,016	Habit Restaurants, Inc.[h]	730,160
143,308	Harley-Davidson, Inc.	6,030,401
14,260	Haverty Furniture Companies, Inc.	308,016
10,086	Hemisphere Media Group, Inc.[h]	132,127
48,079	Home Depot, Inc.	9,380,213
57,300	Honda Motor Company, Ltd.	1,680,092
7,675	Hugo Boss AG	696,039
24,176	Inchcape plc	248,541
51,598	International Speedway Corporation	2,306,431
2,525	Ipsos SA	86,164
163,500	Las Vegas Sands Corporation	12,484,860
14,324	La-Z-Boy, Inc.	438,314
37,272	Liberty Media Corporation - Liberty SiriusXM[h]	1,690,658
17,197	Liberty SiriusXM Group[h]	774,725
15,672	Lithia Motors, Inc.	1,482,101
184,854	Lowe’s Companies, Inc.	17,666,497
16,775	Lululemon Athletica, Inc.[h]	2,094,359
22,630	Magna International, Inc.	1,315,482
320	Marcus Corporation	10,400
4,482	McDonald’s Corporation	702,285
19,841	Mediaset Espana Comunicacion SA	166,778
52,500	Michaels Companies, Inc.[h]	1,006,425
88,286	Modine Manufacturing Company[h]	1,611,219
78,803	Netflix, Inc.[h]	30,845,858
143,290	Newell Brands, Inc.	3,695,449
58,191	News Corporation, Class A	901,960
19,002	News Corporation, Class B	301,182
784	Nexity SA	49,495
4,485	Next plc	357,000
18,300	NHK Spring Company, Ltd.	172,260
189,400	Nissan Motor Company, Ltd.	1,842,899
97,360	Norwegian Cruise Line Holdings, Ltd.[h]	4,600,260
135,875	Nutrisystem, Inc.	5,231,187
6,041	O’Reilly Automotive, Inc.[h]	1,652,636
34,497	Oxford Industries, Inc.	2,862,561
39,364	Papa John’s International, Inc.[i]	1,996,542
24,807	Peugeot SA	565,235
47,652	Planet Fitness, Inc.[h]	2,093,829
2,800	Plenus Company, Ltd.	45,882
32,740	Polaris Industries, Inc.	4,000,173
6,695	ProSiebenSat.1 Media AG	169,417
11,108	PVH Corporation	1,663,090
17,175	RHh,i	2,399,348
52,978	Ross Stores, Inc.	4,489,886
7,700	Sangetsu Company, Ltd.	155,832
18,600	Sankyo Company, Ltd.	727,349
43,800	Sekisui House, Ltd.	774,138
5,200	SHIMAMURA Company, Ltd.	457,173
149,048	Six Flags Entertainment Corporation[i]	10,440,812
6,090	Stamps.com, Inc.[h]	1,541,075
16,000	Sumitomo Rubber Industries, Ltd.	253,615
18	Systemax, Inc.	618
1,500	Takara Standard Company, Ltd.	24,975
145,594	Toll Brothers, Inc.	5,385,522
124,715	Tower International, Inc.	3,965,937
29,700	Toyoda Gosei Company, Ltd.	751,697
8,349	Tupperware Brands Corporation	344,313
25,200	TV Asahi Holdings Corporation	552,797
11,502	Ulta Beauty, Inc.[h]	2,685,257
11,698	Vail Resorts, Inc.	3,207,475
45,022	VF Corporation	3,670,193
14,250	Whirlpool Corporation	2,083,778
55,980	Wingstop, Inc.	2,917,678
5,963	Wolters Kluwer NV	334,982
27,210	Zumiez, Inc.[h]	681,611

	Total	396,410,363

Consumer Staples (0.7%)
148,893	Archer-Daniels-Midland Company	6,823,766
4,600	Arcs Company, Ltd.	125,513
18,011	Coca-Cola Company	789,962
140,160	Cott Corporation	2,319,648
108,750	CVS Health Corporation	6,998,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (30.7%)	Value
Consumer Staples (0.7%) - continued
59,876	e.l.f. Beauty, Inc.[h,i]	$912,510
32,715	Empire Company, Ltd.	656,714
6,051	ForFarmers BV	78,544
167,985	Hain Celestial Group, Inc.[h]	5,005,953
505	Henkel AG & Company KGaA	56,071
23,725	Inter Parfums, Inc.	1,269,288
70,000	Japan Tobacco, Inc.	1,956,249
23,740	John B. Sanfilippo & Son, Inc.	1,767,443
23,130	Kimberly-Clark Corporation	2,436,514
7,400	Lawson, Inc.	462,145
65,047	MGP Ingredients, Inc.	5,776,824
1,500	Ministop Company, Ltd.	30,253
92,270	Monster Beverage Corporation[h]	5,287,071
87,628	PepsiCo, Inc.	9,540,060
119,443	Pinnacle Foods, Inc.	7,770,962
11,084	Seneca Foods Corporation[h]	299,268
33,256	SpartanNash Company	848,693
2,963	Swedish Match AB	146,437
26,161	Unilever NV	1,457,614
46,984	Unilever plc	2,595,415
89,809	Wal-Mart Stores, Inc.	7,692,141
25,910	Wesfarmers, Ltd.	945,360

	Total	74,048,480

Energy (1.7%)
293,047	Abraxas Petroleum Corporation[h]	846,906
185,817	Anadarko Petroleum Corporation	13,611,095
16,375	Andeavor	2,148,072
369,443	Archrock, Inc.	4,433,316
103,117	BP plc	784,567
256,862	Callon Petroleum Company[h]	2,758,698
110,720	Chevron Corporation	13,998,330
29,312	Concho Resources, Inc.[h]	4,055,315
34,039	Contura Energy, Inc.	2,474,635
277,019	Denbury Resources, Inc.[h]	1,332,461
129,880	Devon Energy Corporation	5,709,525
50,181	EQT Corporation	2,768,988
35,451	Era Group, Inc.[h]	459,090
16,455	Euronav NV	151,386
47,202	Exterran Corporation[h]	1,181,938
116,431	Exxon Mobil Corporation	9,632,337
157,052	Forum Energy Technologies, Inc.[h]	1,939,592
956	Gaztransport Et Technigaz SA	58,512
712,085	Gran Tierra Energy, Inc.[h]	2,456,693
316,556	Halliburton Company	14,264,013
91,837	Helix Energy Solutions Group, Inc.[h]	765,002
29,227	HollyFrontier Corporation	2,000,004
7,256	Keane Group, Inc.[h]	99,190
506,911	Marathon Oil Corporation	10,574,163
187,919	Newpark Resources, Inc.[h]	2,038,921
85,178	Nine Energy Service, Inc.[h]	2,821,095
84,164	Noble Corporation[h]	532,758
118,764	Northern Oil and Gas, Inc.[h,i]	374,107
23,178	Oil States International, Inc.[h]	744,014
17,498	OMV AG	989,649
48,950	ONEOK, Inc.	3,418,179
160,357	Parsley Energy, Inc.[h]	4,855,610
329,446	Patterson-UTI Energy, Inc.	5,930,028
17,350	Phillips 66	1,948,579
36,032	Pioneer Energy Services Corporation[h]	210,787
65,058	Pioneer Natural Resources Company	12,311,576
67,465	Ring Energy, Inc.[h]	851,408
42,091	Rowan Companies plc[h]	682,716
6,259	Royal Dutch Shell plc, Class A	216,617
65,464	Royal Dutch Shell plc, Class B	2,344,460
28,160	RPC, Inc.[i]	410,291
75,284	SM Energy Company	1,934,046
24,333	Tallgrass Energy GP, LP	539,219
1,778	Targa Resources Corporation	87,993
188,572	TechnipFMC plc	5,985,275
104,187	Teekay Tankers, Ltd.[i]	121,899
15,649	Total SA	950,299
257,219	Transocean, Ltd.[h]	3,457,023
134,743	Unit Corporation[h]	3,444,031
27,784	W&T Offshore, Inc.[h]	198,656
1,067,570	Weatherford International plc[h]	3,512,305
40,391	Whiting Petroleum Corporation[h]	2,129,414
255,368	WPX Energy, Inc.[h]	4,604,285

	Total	166,149,068

Financials (5.6%)
20,831	Affiliated Managers Group, Inc.	3,096,945
79,472	Aflac, Inc.	3,418,885
18,287	Allstate Corporation	1,669,054
103,550	Ally Financial, Inc.	2,720,258
17,297	American Express Company	1,695,106
112,384	American Financial Group, Inc.	12,062,175
53,180	American International Group, Inc.	2,819,604
31,018	Ameris Bancorp	1,654,810
6,558	Anima Holding SPA[j]	35,051
1,500	Aozora Bank, Ltd.	56,927
24,413	Argo Group International Holdings, Ltd.	1,419,616
162,490	Assured Guaranty, Ltd.	5,805,768
4,199	ASX, Ltd.	200,157
37,640	Australia & New Zealand Banking Group, Ltd.	787,789
48,573	Banca Monte dei Paschi di Siena SPA[h,i]	139,762
82,891	Banco BPM SPA[h]	240,791
190,914	Banco de Sabadell SA	318,791
49,960	BancorpSouth Bank	1,646,182
1,280,847	Bank of America Corporation	36,107,077
4,222	Bank of Marin Bancorp	341,349
95,446	Bank of New York Mellon Corporation	5,147,403
36,843	Bank of the Ozarks	1,659,409
39,556	BankFinancial Corporation	698,163
20,476	Bankinter SA	198,679
25,369	Barclays plc	62,705
159,713	Beneficial Bancorp, Inc.	2,587,351
49,324	Berkshire Hathaway, Inc.[h]	9,206,325
42,773	Berkshire Hills Bancorp, Inc.	1,736,584
129,230	Blackstone Group, LP	4,157,329
12,437	Blue Hills Bancorp, Inc.	276,101
1,364	BNP Paribas SA	84,373
212,656	Boston Private Financial Holdings, Inc.	3,381,230
321,854	BrightSphere Investment Group	4,589,638
2,848	Brookline Bancorp, Inc.	52,973
391,909	Brown & Brown, Inc.	10,867,637
13,252	CaixaBank SA	57,040
94,902	Capital One Financial Corporation	8,721,494
122,268	Cathay General Bancorp	4,950,631
131,567	Central Pacific Financial Corporation	3,769,395
24,220	Chemical Financial Corporation	1,348,327
8,629	Cherry Hill Mortgage Investment Corporation	154,114
29,910	Chubb, Ltd.	3,799,168
45,305	CI Financial Corporation	814,329
630,668	Citigroup, Inc.	42,204,303
22,461	Citizens Financial Group, Inc.	873,733
285,601	CNO Financial Group, Inc.	5,437,843

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (30.7%)	Value
Financials (5.6%) - continued
31,422	CNP Assurances	$713,894
59,941	CoBiz Financial, Inc.	1,287,533
59,740	Comerica, Inc.	5,431,561
55,413	Community Trust Bancorp, Inc.	2,767,879
139,047	Direct Line Insurance Group plc	627,473
44,396	Discover Financial Services	3,125,922
34,342	DnB ASA	668,744
246,886	Dynex Capital, Inc.	1,612,166
299,226	E*TRADE Financial Corporation[h]	18,300,662
139,169	East West Bancorp, Inc.	9,073,819
19,903	Ellington Residential Mortgage REIT	216,943
73,391	Employers Holdings, Inc.	2,950,318
113,082	Enterprise Financial Services Corporation	6,100,774
53,436	Essent Group, Ltd.[h]	1,914,078
10,805	Euronext NVj	684,689
13,207	FBL Financial Group, Inc.	1,040,051
286,201	Fifth Third Bancorp	8,213,969
35,477	Financial Institutions, Inc.	1,167,193
26,836	Finecobank Banca Fineco SPA	302,095
47,639	First Busey Corporation	1,511,109
60,186	First Commonwealth Financial Corporation	933,485
41,303	First Defiance Financial Corporation	2,769,779
21,587	First Financial Corporation	978,970
266,825	First Hawaiian, Inc.	7,743,261
83,506	First Interstate BancSystem, Inc.	3,523,953
5,183	First Merchants Corporation	240,491
2,336	First Mid-Illinois Bancshares, Inc.	91,805
29,246	First Midwest Bancorp, Inc.	744,896
11,135	First of Long Island Corporation	276,705
30,930	First Republic Bank	2,993,715
125,536	FlexiGroup, Ltd.	206,102
12,225	Genworth MI Canada, Inc.[i]	397,813
113,215	Goldman Sachs Group, Inc.	24,971,833
65,387	Great Southern Bancorp, Inc.	3,740,136
94,255	Hamilton Lane, Inc.	4,521,412
28,430	Hancock Whitney Corporation	1,326,259
16,991	Hanmi Financial Corporation	481,695
8,010	Hannover Rueckversicherung SE	995,818
20,690	Hanover Insurance Group, Inc.	2,473,696
85,066	Hartford Financial Services Group, Inc.	4,349,425
32,233	Heartland Financial USA, Inc.	1,767,980
152,472	Heritage Commerce Corporation	2,590,499
17,136	Heritage Financial Corporation	597,190
53,011	Hometrust Bancshares, Inc.[h]	1,492,260
6,417	Hope Bancorp, Inc.	114,415
43,132	Horace Mann Educators Corporation	1,923,687
74,260	Horizon Bancorp, Inc.	1,536,439
25,457	Houlihan Lokey, Inc.	1,303,908
257,205	HSBC Holdings plc	2,403,412
480,035	Huntington Bancshares, Inc.	7,085,317
22,822	IBERIABANK Corporation	1,729,908
53,327	Independent Bank Corporation	1,359,839
10,403	Infinity Property & Casualty Corporation	1,480,867
75,140	Interactive Brokers Group, Inc.	4,839,767
123,145	Intercontinental Exchange, Inc.	9,057,315
62,432	Invesco, Ltd.	1,658,194
177,940	Investment Technology Group, Inc.	3,722,505
69,187	J.P. Morgan Chase & Company	7,209,285
157,633	Jefferies Financial Group, Inc.	3,584,574
9,497	Jupiter Fund Management plc	55,680
1,316,200	KeyCorp	25,718,548
142,257	Ladder Capital Corporation	2,222,054
29,167	Lakeland Bancorp, Inc.	578,965
131,455	Loews Corporation	6,346,647
3,690	Macquarie Group, Ltd.	336,293
3,370	Markel Corporation[h]	3,654,260
12,618	MarketAxess Holdings, Inc.	2,496,597
8,600	Matsui Securities Company, Ltd.	82,090
599,659	Medibank Private, Ltd.	1,294,803
5,466	Mercantile Bank Corporation	202,023
249,683	Meridian Bancorp, Inc.	4,781,429
130,100	MetLife, Inc.	5,672,360
86,114	MidWestOne Financial Group, Inc.	2,908,931
279,400	Mizuho Financial Group, Inc.	470,645
61,469	Morgan Stanley	2,913,631
730	Nasdaq, Inc.	66,627
10,370	National Bank Holdings Corporation	400,178
13,908	National Bank of Canada	667,762
38,158	Navigators Group, Inc.	2,175,006
3,248	NBT Bancorp, Inc.	123,911
85,311	Old Mutual, Ltd.[h]	168,657
34,872	Old Second Bancorp, Inc.	502,157
33,335	PacWest Bancorp	1,647,416
5,864	Pargesa Holding SA	496,334
71,790	PCSB Financial Corporation	1,426,467
15,973	Peapack-Gladstone Financial Corporation	552,506
9,731	Peoples Bancorp, Inc.	367,637
7,960	Plus500, Ltd.	168,526
5,730	Power Corporation of Canada	128,316
4,120	PowerShares QQQ	707,198
16,820	Primerica, Inc.	1,675,272
47,053	Principal Financial Group, Inc.	2,491,456
210,780	Provident Financial Services, Inc.	5,802,773
27,200	Prudential Financial, Inc.	2,543,472
35,451	QCR Holdings, Inc.	1,682,150
28,437	Quilter plc[h,j]	54,388
108,850	Radian Group, Inc.	1,765,547
5,661	Raymond James Financial, Inc.	505,810
52,203	Regions Financial Corporation	928,169
96,491	Sandy Spring Bancorp, Inc.	3,957,096
132,883	Santander Consumer USA Holdings Inc.	2,536,736
524	Schroders plc	21,744
117,253	Seacoast Banking Corporation of Florida[h]	3,702,850
4,200	Senshu Ikeda Holdings, Inc.	14,163
253,977	SLM Corporation[h]	2,908,037
22,621	State Auto Financial Corporation	676,594
55,190	State Street Corporation	5,137,637
80,180	Sterling Bancorp	1,884,230
51,308	Stifel Financial Corporation	2,680,843
4,256	Sun Life Financial, Inc.	171,030
27,633	SVB Financial Group[h]	7,979,305
136,752	Synchrony Financial	4,564,782
191,477	Synovus Financial Corporation	10,115,730
77,574	TD Ameritrade Holding Corporation	4,248,728
15,142	Territorial Bancorp, Inc.	469,402
42,696	TriCo Bancshares	1,598,965
9,686	TriState Capital Holdings, Inc.[h]	252,805
282,624	TrustCo Bank Corporation	2,515,354
80,890	U.S. Bancorp	4,046,118
2,612	UMB Financial Corporation	199,113
31,390	United Community Banks, Inc.	962,731
123,078	United Financial Bancorp, Inc.	2,156,327
7,511	United Fire Group, Inc.	409,425
38,097	Unum Group	1,409,208
25,162	Washington Trust Bancorp, Inc.	1,461,912

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (30.7%)	Value
Financials (5.6%) - continued
61,245	Wells Fargo & Company	$3,395,423
136,501	Western Alliance Bancorp[h]	7,727,322
31,250	Wintrust Financial Corporation	2,720,313
77,526	WSFS Financial Corporation	4,132,136
264,420	Zions Bancorporation	13,932,290

	Total	564,772,896

Health Care (3.3%)
3,007	ABIOMED, Inc.[h]	1,230,013
10,826	Acceleron Pharma, Inc.[h]	525,277
28,876	Aerie Pharmaceuticals, Inc.[h]	1,950,574
25,000	Aetna, Inc.	4,587,500
44,887	Amgen, Inc.	8,285,691
3,405	Amplifon SPA	70,405
27,529	Ardelyx, Inc.[h]	101,857
16,373	Arena Pharmaceuticals, Inc.[h]	713,863
99,141	Asterias Biotherapeutics, Inc.[h,i]	133,840
1,744	Atrion Corporation	1,045,354
45,883	Biogen, Inc.[h]	13,317,082
51,416	BioMarin Pharmaceutical, Inc.[h]	4,843,387
41,309	Cardiovascular Systems, Inc.[h]	1,335,933
92,982	Catalent, Inc.[h]	3,895,016
86,289	Celgene Corporation[h]	6,853,072
15,441	Coherus Biosciences, Inc.[h]	216,174
29,924	Concert Pharmaceuticals, Inc.[h]	503,621
121,974	Danaher Corporation	12,036,394
45,800	Dexcom, Inc.[h]	4,350,084
67,256	Edwards Lifesciences Corporation[h]	9,790,456
15,480	Eli Lilly and Company	1,320,908
22,430	Epizyme, Inc.[h]	303,926
58,545	Evolent Health, Inc.[h,i]	1,232,372
22,253	Exelixis, Inc.[h]	478,885
61,616	Express Scripts Holding Company[h]	4,757,371
7,155	FibroGen, Inc.[h]	447,903
158,921	GenMark Diagnostics, Inc.[h]	1,013,916
3,549	Genomic Health, Inc.[h]	178,870
87,100	GlaxoSmithKline plc ADR	3,511,001
93,321	Halozyme Therapeutics, Inc.[h]	1,574,325
1,959	HealthStream, Inc.	53,500
6,195	Heska Corporation[h]	642,979
64,437	Hill-Rom Holdings, Inc.	5,627,928
24,993	Illumina, Inc.[h]	6,980,295
23,940	Inogen, Inc.[h]	4,460,740
76,280	Intersect ENT, Inc.[h]	2,856,686
13,333	Intra-Cellular Therapies, Inc.[h]	235,594
14,175	Intuitive Surgical, Inc.[h]	6,782,454
25,470	Jazz Pharmaceuticals, Inc.[h]	4,388,481
135,735	Johnson & Johnson	16,470,085
6,100	KYORIN Holdings, Inc.	126,600
44,591	LHC Group, Inc.[h]	3,816,544
652	LNA Sante	41,053
30,164	Magellan Health Services, Inc.[h]	2,894,236
11,525	Medpace Holdings, Inc.[h]	495,575
177,641	Medtronic plc	15,207,846
182,700	Merck & Company, Inc.	11,089,890
104,802	MiMedx Group, Inc.[h,i]	669,685
81,802	Mylan NVh	2,956,324
128,145	Myriad Genetics, Inc.[h]	4,788,779
29,329	National Healthcare Corporation	2,064,175
32,044	Neurocrine Biosciences, Inc.[h]	3,148,003
32,950	Neuronetics, Inc.[h]	876,799
47,940	Nevro Corporation[h]	3,828,009
26,160	Novartis AG	1,981,645
58,919	Novo Nordisk AS	2,721,502
35,421	Novocure, Ltd.[h]	1,108,677
74,247	NuVasive, Inc.[h]	3,869,754
40,750	Omnicell, Inc.[h]	2,137,337
126,562	Optinose, Inc.[h,i]	3,541,205
19,070	PerkinElmer, Inc.	1,396,496
35,438	Perrigo Company plc	2,583,785
430,522	Pfizer, Inc.	15,619,338
31,927	Prothena Corporation plc[h]	465,496
9,137	Roche Holding AG	2,027,118
5,692	Sage Therapeutics, Inc.[h]	890,969
127,551	Tactile Systems Technology, Inc.[h]	6,632,652
28,209	Teleflex, Inc.	7,565,936
68,838	Thermo Fisher Scientific, Inc.	14,259,103
139,846	UnitedHealth Group, Inc.	34,309,818
53,250	Universal Health Services, Inc.	5,934,180
56,262	Veeva Systems, Inc.[h]	4,324,297
67,034	Vertex Pharmaceuticals, Inc.[h]	11,393,099
8,370	West Pharmaceutical Services, Inc.	831,057
150,510	Wright Medical Group NVh	3,907,240
192,708	Zoetis, Inc.	16,416,795

	Total	335,024,829

Industrials (4.1%)
80,912	Acco Brands Corporation	1,120,631
7,916	ACS Actividades de Construccion y Servicios, SAh	319,379
14,525	Acuity Brands, Inc.	1,683,012
54,435	Advanced Disposal Services, Inc.[h]	1,348,899
41,999	AECOM[h]	1,387,227
43,569	Aegion Corporation[h]	1,121,902
55,833	Aerojet Rocketdyne Holdings, Inc.[h]	1,646,515
54,945	AGCO Corporation	3,336,260
102,971	AMETEK, Inc.	7,430,387
419	ArcBest Corporation	19,148
32,622	ASGN, Inc.[h]	2,550,714
37,045	Atlas Copco AB	965,089
56,229	Atlas Copco AB, Class A	1,628,423
7,569	AZZ, Inc.	328,873
51,759	BAE Systems plc	440,329
17,620	Boeing Company	5,911,686
31,600	Brink’s Company	2,520,100
11,060	BWX Technologies, Inc.	689,259
105,598	Casella Waste Systems, Inc.[h]	2,704,365
98,466	Caterpillar, Inc.	13,358,882
87,435	CBIZ, Inc.[h]	2,011,005
94,917	Colfax Corporation[h]	2,909,206
82,695	Comfort Systems USA, Inc.	3,787,431
174,604	Costamare, Inc.[i]	1,393,340
58,351	Crane Company	4,675,666
4,036	CSW Industrials, Inc.[h]	213,303
283,076	CSX Corporation	18,054,587
1,334	Cummins, Inc.	177,422
7,670	Curtiss-Wright Corporation	912,883
113,470	Delta Air Lines, Inc.	5,621,304
29,075	Dun & Bradstreet Corporation	3,566,049
29,393	Dycom Industries, Inc.[h]	2,777,932
79,695	EMCOR Group, Inc.	6,071,165
71,436	Emerson Electric Company	4,939,085
32,014	Encore Wire Corporation	1,519,064
1,958	Engility Holdings, Inc.[h]	59,993
37,045	Epiroc ABh	339,151
56,229	Epiroc AB, Class Ah	590,054
16,997	ESCO Technologies, Inc.	980,727
35,182	Federal Signal Corporation	819,389
4,647	Ferguson plc	375,978
31,130	Forrester Research, Inc.	1,305,904
65,026	Fortive Corporation	5,014,155

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (30.7%)	Value
Industrials (4.1%) - continued
44,789	Fortune Brands Home and Security, Inc.	$2,404,721
18,379	Franklin Electric Company, Inc.	828,893
25,919	General Dynamics Corporation	4,831,561
18,910	Genesee & Wyoming, Inc.[h]	1,537,761
1,676	Global Brass and Copper Holdings, Inc.	52,543
7,192	GMS, Inc.[h]	194,831
9,413	Gorman-Rupp Company	329,455
31,626	Granite Construction, Inc.	1,760,303
56,977	GWA Group, Ltd.	143,111
8,201	Harsco Corporation[h]	181,242
68,476	Healthcare Services Group, Inc.	2,957,478
52,568	Heico Corporation	3,833,784
9,629	Hillenbrand, Inc.	454,007
194,873	Honeywell International, Inc.	28,071,456
36,848	Hubbell, Inc.	3,896,308
23,255	Huntington Ingalls Industries, Inc.	5,041,451
4,928	Hyster-Yale Materials Handling, Inc.	316,624
22,895	ICF International, Inc.	1,626,690
7,200	Inaba Denki Sangyo Company, Ltd.	293,797
54,520	Ingersoll-Rand plc	4,892,080
162,267	Interface, Inc.	3,724,028
151,452	Jacobs Engineering Group, Inc.	9,615,688
37,294	JB Hunt Transport Services, Inc.	4,533,086
196,831	KAR Auction Services, Inc.	10,786,339
28,051	KeyW Holding Corporation[h]	245,166
69,620	Kforce, Inc.	2,387,966
102,147	Kirby Corporation[h]	8,539,489
22,470	L3 Technologies, Inc.	4,321,430
31,579	Lincoln Electric Holdings, Inc.	2,771,373
14,740	Lindsay Corporation	1,429,633
10,174	Lockheed Martin Corporation	3,005,705
3,110	Loomis AB	107,747
57,310	Masco Corporation	2,144,540
30,288	Masonite International Corporation[h]	2,176,193
51,622	Mercury Systems, Inc.[h]	1,964,733
86,406	Milacron Holdings Corporation[h]	1,635,666
12,000	Mitsuboshi Belting, Ltd.	150,583
9,553	Monadelphous Group, Ltd.	106,255
29,401	Moog, Inc.	2,292,102
277,977	MRC Global, Inc.[h]	6,023,762
22,176	National Express Group plc	117,091
54,240	Navigant Consulting, Inc.[h]	1,200,874
263,862	NCI Building Systems, Inc.[h]	5,541,102
140,180	Nexeo Solutions, Inc.[h]	1,279,843
17,700	Nitto Kogyo Corporation	353,666
5,399	Nobina ABj	41,169
95,270	Norfolk Southern Corporation	14,373,385
6,686	Northgate plc	35,895
26,510	Old Dominion Freight Line, Inc.	3,948,930
19,520	Orion Group Holdings, Inc.[h]	161,235
43,771	Oshkosh Corporation	3,077,977
51,383	PageGroup plc	381,006
38,444	Parker Hannifin Corporation	5,991,497
57,429	Primoris Services Corporation	1,563,792
48,032	Radiant Logistics, Inc.[h]	187,805
30,782	Raven Industries, Inc.	1,183,568
22,929	Resources Connection, Inc.	387,500
2,102	Rockwool International AS	819,372
22,536	Roper Industries, Inc.	6,217,908
22,038	Royal Mail plc	146,617
3,118	Saia, Inc.[h]	252,090
10,772	Sandvik AB	190,244
4,790	Schindler Holding AG, Participation Certificate	1,028,427
15,056	Schneider Electric SE	1,252,160
66	SGS SA	175,375
7,700	ShinMaywa Industries, Ltd.	90,322
63,103	SiteOne Landscape Supply, Inc.[h]	5,298,759
47,201	SKF AB	873,798
13,353	Smiths Group plc	298,272
1,220	Societa Iniziative Autostradali e Servizi SPA	18,302
479,294	Southwest Airlines Company	24,386,479
29,155	SP Plus Corporation[h]	1,084,566
2,898	Spirax-Sarco Engineering plc	248,514
103,855	SPX Corporation[h]	3,640,118
32,681	SPX FLOW, Inc.[h]	1,430,447
5,077	Standex International Corporation	518,869
90,500	Sumitomo Electric Industries, Ltd.	1,345,973
2,600	Taikisha, Ltd.	78,803
31,710	Terex Corporation	1,337,845
7,300	Toppan Forms Company, Ltd.	73,805
62,000	Toppan Printing Company, Ltd.	485,030
85,302	TPI Composites, Inc.[h]	2,494,231
19,475	Transcontinental, Inc.[i]	452,266
5,290	TransDigm Group, Inc.	1,825,791
10,430	TransUnion	747,205
111,105	TriMas Corporation[h]	3,266,487
9,650	TrueBlue, Inc.[h]	260,068
28,000	Tsubakimoto Chain Company	222,070
69,640	United Continental Holdings, Inc.[h]	4,855,997
31,830	United Parcel Service, Inc.	3,381,301
47,404	United Rentals, Inc.[h]	6,997,778
118,377	United Technologies Corporation	14,800,676
52,920	Univar, Inc.[h]	1,388,621
47,556	Universal Truckload Services, Inc.	1,248,345
12,609	Valmont Industries, Inc.	1,900,807
5,902	Vectrus, Inc.[h]	181,900
68,760	Verisk Analytics, Inc.[h]	7,401,326
11,920	Vinci SA	1,144,216
37,564	WABCO Holdings, Inc.[h]	4,395,739
53,295	WageWorks, Inc.[h]	2,664,750
132,880	Waste Connections, Inc.	10,003,206
10,295	Watsco, Inc.	1,835,393
75,107	Willdan Group, Inc.[h]	2,326,064
3,500	Yuasa Trading Company, Ltd.	111,458

	Total	415,259,578

Information Technology (8.4%)
59,194	2U, Inc.[h]	4,946,251
6,783	Adobe Systems, Inc.[h]	1,653,763
113,660	Advanced Micro Devices, Inc.[h]	1,703,763
82,048	Agilent Technologies, Inc.	5,073,848
164,220	Akamai Technologies, Inc.[h]	12,025,831
22,710	Alliance Data Systems Corporation	5,295,972
47,169	Alphabet, Inc., Class Ah	53,262,763
17,382	Alphabet, Inc., Class Ch	19,392,228
10,070	Amadeus IT Holding SA	791,830
25,723	Ambarella, Inc.[h,i]	993,165
10,975	American Software, Inc.	159,906
83,874	Amphenol Corporation	7,309,619
260,911	Apple, Inc.	48,297,235
62,286	Applied Materials, Inc.	2,876,990
14,493	Arista Networks, Inc.[h]	3,731,803
122,569	Arrow Electronics, Inc.[h]	9,226,994
13,500	Atkore International Group, Inc.[h]	280,395
14,040	Atlassian Corporation plc[h]	877,781
132,018	Autodesk, Inc.[h]	17,306,240
45,173	Automatic Data Processing, Inc.	6,059,506
24,110	Belden, Inc.	1,473,603

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (30.7%)	Value
Information Technology (8.4%) - continued
115,182	Benchmark Electronics, Inc.	$3,357,555
107,186	Blackline, Inc.[h]	4,655,088
227,791	Booz Allen Hamilton Holding Corporation	9,961,300
107,629	CA, Inc.	3,836,974
9,700	Canon, Inc.	318,078
12,722	Capgemini SA	1,704,876
35,950	Carsales.com, Ltd.	401,845
26,609	CDW Corporation	2,149,741
12,054	CGI Group, Inc.[h]	763,868
264,221	Ciena Corporation[h]	7,004,499
1,079,986	Cisco Systems, Inc.	46,471,798
28,003	Cognex Corporation	1,249,214
44,584	CoreLogic, Inc.[h]	2,313,910
3,651	CSG Systems International, Inc.	149,216
45,493	Descartes Systems Group, Inc.[h]	1,478,523
117,507	Dolby Laboratories, Inc.	7,249,007
37,904	Endurance International Group Holdings, Inc.[h]	377,145
18,632	Envestnet, Inc.[h]	1,023,828
15,450	Euronet Worldwide, Inc.[h]	1,294,247
213,492	EVERTEC, Inc.	4,664,800
3,335	ExlService Holdings, Inc.[h]	188,794
243,380	Facebook, Inc.[h]	47,293,602
59,479	Fidelity National Information Services, Inc.	6,306,558
82,816	Fiserv, Inc.[h]	6,135,837
147,000	FLIR Systems, Inc.	7,639,590
82,349	Fortinet, Inc.[h]	5,141,048
55,260	Global Payments, Inc.	6,160,937
63,478	Guidewire Software, Inc.[h]	5,635,577
200	Hirose Electric Company, Ltd.	24,735
17,711	IAC/InterActiveCorporation[h]	2,700,750
46,664	Insight Enterprises, Inc.[h]	2,283,270
3,800	ITOCHU Techno-Solutions Corporation	65,549
255,594	Keysight Technologies, Inc.[h]	15,087,714
94,700	Konica Minolta Holdings, Inc.	878,278
2,100	Kulicke and Soffa Industries, Inc.	50,022
10,800	Kyocera Corporation	607,370
22,350	Lam Research Corporation	3,863,198
3,319	Leidos Holdings, Inc.	195,821
70,373	Liberty Tripadvisor Holdings, Inc.[h]	1,133,005
89,971	M/A-COM Technology Solutions Holdings, Inc.[h,i]	2,072,932
25,667	ManTech International Corporation	1,376,778
249,340	MasterCard, Inc.	49,000,297
52,020	Maxim Integrated Products, Inc.	3,051,493
10,451	Mellanox Technologies, Ltd.[h]	881,019
30,900	Methode Electronics, Inc.	1,245,270
610,556	Microsoft Corporation	60,206,927
57,424	Monolithic Power Systems, Inc.	7,675,866
42,140	National Instruments Corporation	1,769,037
9,800	NEC Networks & System Integration Corporation	220,264
59,359	New Relic, Inc.[h]	5,970,922
31,696	Nice, Ltd. ADR[h]	3,289,094
21,559	Novanta, Inc.[h]	1,343,126
274,208	NRG Yield, Inc., Class A	4,675,246
74,571	NVIDIA Corporation	17,665,870
436,988	Oracle Corporation	19,253,691
29,130	Palo Alto Networks, Inc.[h]	5,985,341
392,506	PayPal Holdings, Inc.[h]	32,683,975
34,568	Pegasystems, Inc.	1,894,326
34,470	Plexus Corporation[h]	2,052,344
66,999	Proofpoint, Inc.[h]	7,725,655
92,807	Q2 Holdings, Inc.[h]	5,294,639
261,069	Quantenna Communications, Inc.[h]	4,057,012
132,902	Red Hat, Inc.[h]	17,858,042
69,229	RELX NV	1,471,731
60,104	RELX plc	1,283,518
22,482	Rogers Corporation[h]	2,505,844
81,106	Rudolph Technologies, Inc.[h]	2,400,738
3,500	Ryoyo Electro Corporation	56,525
110,679	SailPoint Technologies Holdings, Inc.[h]	2,716,063
259,796	Salesforce.com, Inc.[h]	35,436,174
7,969	ScanSource, Inc.[h]	321,151
6,616	Seagate Technology plc	373,606
268,548	Sequans Communications SA ADR[h,i]	547,838
36,145	ServiceNow, Inc.[h]	6,233,928
51,700	Shinko Electric Industries Company, Ltd.	461,409
47,558	SS&C Technologies Holdings, Inc.	2,468,260
106,355	Synopsys, Inc.[h]	9,100,797
5,641	TE Connectivity, Ltd.	508,028
78,725	Teradata Corporation[h]	3,160,809
62,237	Teradyne, Inc.	2,369,363
103,308	Texas Instruments, Inc.	11,389,707
41,441	Total System Services, Inc.	3,502,593
26,806	Trimble, Inc.[h]	880,309
171,100	Twitter, Inc.[h]	7,471,937
30,712	Tyler Technologies, Inc.[h]	6,821,135
6,226	Ultimate Software Group, Inc.[h]	1,602,012
100,338	Verint Systems, Inc.[h]	4,449,990
6,184	VeriSign, Inc.[h]	849,805
101,724	Virtusa Corporation[h]	4,951,924
305,094	Visa, Inc.	40,409,700
238,692	Xilinx, Inc.	15,577,040
57,209	XO Group, Inc.[h]	1,830,688
16,400	Yahoo Japan Corporation	54,331
157,536	Zix Corporation[h]	849,119
1,800	Zuora, Inc.[h]	48,960

	Total	843,910,851

Materials (1.2%)
40,850	Alcoa Corporation[h]	1,915,048
10,993	Balchem Corporation	1,078,853
47,800	Ball Corporation	1,699,290
30,670	BASF SE	2,928,024
71,122	BHP Billiton plc	1,596,149
40,704	BHP Billiton, Ltd.	1,018,496
6,715	Canfor Corporation[h]	161,612
66,552	Celanese Corporation	7,391,265
77,950	CF Industries Holdings, Inc.	3,460,980
77,575	Continental Building Products, Inc.[h]	2,447,491
21,770	Crown Holdings, Inc.[h]	974,425
43,100	Daicel Corporation	476,120
50,624	Eastman Chemical Company	5,060,375
24,668	Evonik Industries AG	843,985
7,771	Ferrexpo plc	18,686
90,800	Ferroglobe Representation & Warranty Insurance Trust[c,h]	9
63,434	Freeport-McMoRan, Inc.	1,094,871
18,628	Granges AB	243,072
90,399	Graphic Packaging Holding Company	1,311,689
44,122	Hecla Mining Company	153,545
4,500	Hokuetsu Kishu Paper Company, Ltd.	23,139
56,273	Innospec, Inc.	4,307,698
35,982	International Paper Company	1,873,943
8,000	JSR Corporation	135,954
17,691	Kadant, Inc.	1,700,990
8,000	Kaneka Corporation	71,645

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (30.7%)	Value
Materials (1.2%) - continued
11,796	Koppers Holdings, Inc.[h]	$452,377
36,000	Kuraray Company, Ltd.	495,123
17,700	Kyoei Steel, Ltd.	333,997
10,685	Lundin Mining Corporation	59,413
23,860	Martin Marietta Materials, Inc.	5,328,654
117,220	Mercer International, Inc.	2,051,350
14,637	Methanex Corporation	1,034,836
25,690	Minerals Technologies, Inc.	1,935,741
27,357	Mondi plc	738,039
96,484	Myers Industries, Inc.	1,852,493
8,365	Navigator Company SA	49,670
11,810	Neenah, Inc.	1,002,078
122,762	Newmont Mining Corporation	4,629,355
12,000	Nippon Kayaku Company, Ltd.	134,055
44,070	Nucor Corporation	2,754,375
9,612	Olympic Steel, Inc.	196,181
193,650	OMNOVA Solutions, Inc.[h]	2,013,960
195,581	Owens-Illinois, Inc.[h]	3,287,717
11,463	Packaging Corporation of America	1,281,449
109,071	Reliance Steel & Aluminum Company	9,548,075
1,300	Rio Tinto plc	71,654
5,652	Rio Tinto, Ltd.	349,211
59,260	RPM International, Inc.	3,456,043
44,617	Ryerson Holding Corporation[h]	497,480
48,807	Sandfire Resources NL	330,477
900	Sanyo Special Steel Company, Ltd.	21,461
79,225	Schweitzer-Mauduit International, Inc.	3,463,717
27,235	Scotts Miracle-Gro Company	2,264,863
31,161	Sensient Technologies Corporation	2,229,570
48,960	Sonoco Products Company	2,570,400
122,905	Steel Dynamics, Inc.	5,647,485
3,224	Stepan Company	251,504
2,600	Taiyo Holdings Company, Ltd.	106,619
12,700	Toagosei Company, Ltd.	146,549
20,412	Trinseo SA	1,448,231
1,910	United States Lime & Minerals, Inc.	160,249
10,455	United States Steel Corporation	363,311
49,130	UPM-Kymmene Oyj	1,749,281
149,207	Verso Corporation[h]	3,246,744
120,749	WestRock Company	6,885,108
2,100	Yamato Kogyo Company, Ltd.	63,350

	Total	116,489,599

Real Estate (1.2%)
62,529	Ares Commercial Real Estate Corporation	863,526
240,464	Armada Hoffler Properties, Inc.	3,582,914
4,819	Artis Real Estate Investment Trust	48,056
110,937	Ashford Hospitality Trust, Inc.	898,590
16,584	Bluerock Residential Growth REIT, Inc.	147,929
31,864	Breaemar Hotels & Resorts, Inc.	363,887
425,032	Brixmor Property Group, Inc.	7,408,308
25,280	Camden Property Trust	2,303,766
125,770	Catchmark Timber Trust, Inc.	1,601,052
432,062	Cedar Realty Trust, Inc.	2,039,333
109,456	Chatham Lodging Trust	2,322,656
54,680	City Office REIT, Inc.	701,544
51,843	Cousins Properties, Inc.	502,359
26,611	CyrusOne, Inc.	1,553,018
18,770	Digital Realty Trust, Inc.	2,094,357
86,408	Douglas Emmett, Inc.	3,471,873
80,390	Duke Realty Corporation	2,333,722
49,338	Empire State Realty Trust, Inc.	843,680
41,445	First Industrial Realty Trust, Inc.	1,381,776
22,762	Forest City Realty Trust, Inc.	519,201
54,916	Franklin Street Properties Corporation	470,081
10,195	Gaming and Leisure Properties, Inc.	364,981
87,100	General Growth Properties, Inc.	1,779,453
13,425	Getty Realty Corporation	378,182
6,862	Gladstone Commercial Corporation	131,888
60,000	Hang Lung Properties, Ltd.	123,245
135,717	Highwoods Properties, Inc.	6,884,923
88,850	Hospitality Properties Trust	2,541,999
115,936	Host Hotels & Resorts, Inc.	2,442,772
319,936	Hudson Pacific Properties, Inc.	11,335,332
104,000	Hysan Development Company, Ltd.	580,475
268,771	InfraREIT, Inc.	5,958,653
48,718	Liberty Property Trust	2,159,669
7,767	Mid-America Apartment Communities, Inc.	781,904
303,625	Monmouth Real Estate Investment Corporation	5,018,921
141,376	National Storage Affiliates Trust	4,357,208
3,707	NexPoint Residential Trust, Inc.	105,464
29,136	One Liberty Properties, Inc.	769,482
38,835	Outfront Media, Inc.	755,341
28,160	Physicians Realty Trust	448,870
25,670	Ramco-Gershenson Properties Trust	339,101
16,117	RE/MAX Holdings, Inc.	845,337
258,341	Retail Properties of America, Inc.	3,301,598
29,000	Road King Infrastructure, Ltd.	50,565
10,298	Ryman Hospitality Properties	856,279
8,267	Saul Centers, Inc.	442,946
32,862	SBA Communications Corporation[h]	5,426,173
1,273,866	Spirit Realty Capital, Inc.	10,229,144
17,750	Sun Communities, Inc.	1,737,370
26,000	Sun Hung Kai Properties, Ltd.	391,714
10,000	Swire Pacific, Ltd.	105,698
31,493	Terreno Realty Corporation	1,186,341
119,064	Urstadt Biddle Properties, Inc.	2,694,418
104,615	Weyerhaeuser Company	3,814,263
77,400	Wing Tai Holdings, Ltd.	112,899
34,264	Xenia Hotels & Resorts, Inc.	834,671

	Total	114,738,907

Telecommunications Services (0.2%)
10,216	Freenet AGi	270,129
234,235	KCOM Group plc	299,239
5,000	KDDI Corporation	136,724
100	Nippon Telegraph & Telephone Corporation	4,543
102,000	NTT DOCOMO, Inc.	2,599,201
177,177	ORBCOMM, Inc.[h]	1,789,488
69,692	Telenor ASA	1,427,327
5,045	Telephone & Data Systems, Inc.	138,334
285,206	Verizon Communications, Inc.	14,348,714

	Total	21,013,699

Utilities (0.4%)
106,895	AES Corporation	1,433,462
8,698	Alpha Natural Resources Holdings, Inc.[h]	252,242
32,720	ANR, Inc.[h,i]	903,072
27,360	Artesian Resources Corporation	1,060,747
21,487	Consolidated Water Company, Ltd.	277,182
50,020	Edison International, Inc.	3,164,765
42,983	Enagas SA	1,253,655
21,420	MDU Resources Group, Inc.	614,326

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (30.7%)	Value
Utilities (0.4%) - continued
14,704	Middlesex Water Company	$620,068
16,140	New Jersey Resources Corporation	722,265
21,613	NorthWestern Corporation	1,237,344
66,359	NRG Yield, Inc., Class C	1,141,375
53,100	Osaka Gas Company, Ltd.	1,099,487
195,723	PG&E Corporation	8,329,971
27,360	PNM Resources, Inc.	1,064,304
5,852	Portland General Electric Company	250,231
54,510	Public Service Enterprise Group, Inc.	2,951,171
10,520	Southwest Gas Holdings, Inc.	802,360
7,644	Spire, Inc.	540,049
27,200	Tokyo Gas Company, Ltd.	722,222
222,286	UGI Corporation	11,574,432
3,903	Unitil Corporation	199,209
1,970	Verbund AG	63,572

	Total	40,277,511

	Total Common Stock (cost $2,330,843,026)	3,088,095,781

Principal Amount	Long-Term Fixed Income (29.0%)
Asset-Backed Securities (1.1%)
	Access Group, Inc.
$491,013	2.591%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,j	485,615
	AMSR Trust
3,625,000	3.485%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ab,j	3,634,550
	Apidos CLO XVIII
3,200,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	3,200,550
	Ares XXXIIR CLO, Ltd.
2,750,000	3.302%, (LIBOR 3M + 0.940%), 5/15/2030, Ser. 2014-32RA, Class A1A*,b	2,743,892
	Babson CLO, Ltd.
1,400,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	1,400,144
	Bayview Koitere Fund Trust
2,270,535	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Ab,j	2,291,848
	Betony CLO, Ltd.
1,260,000	3.189%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,c,j]	1,256,850
	Birchwood Park CLO, Ltd.
1,400,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	1,400,168
	BlueMountain CLO, Ltd.
2,350,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	2,350,240
	Cent CLO 22, Ltd.
1,400,000	3.773%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	1,400,742
	Commonbond Student Loan Trust
3,522,363	3.320%, 5/25/2040, Ser. 2016-A, Class A1[j]	3,519,037
1,939,829	2.591%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,j]	1,940,202
1,541,240	3.210%, 2/25/2044, Ser. 2018-AGS, Class A1[j]	1,534,577
	DRB Prime Student Loan Trust
578,069	3.170%, 7/25/2031, Ser. 2015-B, Class A2*	576,352
553,761	3.991%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	568,825
2,225,851	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	2,222,992
658,930	2.890%, 6/25/2040, Ser. 2016-B, Class A2[j]	651,354
	Earnest Student Loan Program 2016-D, LLC
1,885,927	2.720%, 1/25/2041, Ser. 2016-D, Class A2[j]	1,857,371
	Earnest Student Loan Program, LLC
2,834,631	2.680%, 7/25/2035, Ser. 2016-C, Class A2[j]	2,772,474
	Edlinc Student Loan Funding Trust
39,178	4.880%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	39,720
	Galaxy XX CLO, Ltd.
4,500,000	3.359%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	4,480,493
	GoldenTree Loan Opportunities IX, Ltd.
1,325,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	1,325,317
	Golub Capital Partners, Ltd.
2,500,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2031, Ser. 2015-22A, Class AR*,b	2,508,798
3,683,000	3.559%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class AR*,b	3,697,091
	Laurel Road Prime Student Loan Trust
2,600,000	2.810%, 11/25/2042, Ser. 2017-C, Class A2Bj	2,538,584
	Lehman XS Trust
4,152,735	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bk	3,816,703
	Lendmark Funding Trust
1,800,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Aj	1,776,495
	Limerock CLO III, LLC
4,500,000	3.559%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	4,500,698
	Madison Park Funding XIV, Ltd.
3,575,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	3,575,515

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Asset-Backed Securities (1.1%) - continued
	Magnetite XII, Ltd.
$4,425,000	3.678%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	$4,438,956
	Morgan Stanley Bank of America Merrill Lynch Trust
5,400,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	5,358,546
5,400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	5,293,999
	Morgan Stanley Capital, Inc.
2,429,843	2.241%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPb	1,558,820
	Mountain View CLO, Ltd.
3,175,000	3.169%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1R*,b,c	3,175,000
	Neuberger Berman CLO XIV, Ltd.
2,660,000	3.609%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	2,666,791
	Neuberger Berman CLO, Ltd.
850,000	3.542%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	851,778
	Octagon Investment Partners XVI, Ltd.
750,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2R*,b,c,e	750,000
	Octagon Investment Partners XX, Ltd.
3,250,000	3.485%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	3,250,829
	OZLM VIII, Ltd.
1,300,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	1,300,134
	Race Point IX CLO, Ltd.
3,000,000	3.558%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	3,011,094
	Renaissance Home Equity Loan Trust
1,783,344	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[k]	1,325,834
3,429,446	5.580%, 11/25/2036, Ser. 2006-3, Class AF2[k]	1,968,965
	Shackleton, Ltd.
4,500,000	3.718%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	4,500,941
	SLM Student Loan Trust
1,725,322	2.360%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	1,700,728
	SoFi Consumer Loan Program, LLC
1,823,905	2.500%, 5/26/2026, Ser. 2017-4, Class Aj	1,800,897
1,971,550	2.140%, 9/25/2026, Ser. 2017-5, Class A1[j]	1,960,825
	SoFi Professional Loan Program, LLC
917,070	2.420%, 3/25/2030, Ser. 2015-A, Class A2[j]	904,710
	Stanwich Mortgage Loan Company, LLC
235,746	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,k	235,796
	Symphony CLO VIII, Ltd.
134,206	3.431%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-8A, Class AR*,b	134,216
	Symphony CLO XV, Ltd.
4,500,000	3.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	4,500,554
	U.S. Small Business Administration
526,398	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	528,237
	Voya CLO 3, Ltd.
1,400,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,b	1,398,268

	Total	116,683,115

Basic Materials (0.5%)
	Alcoa Nederland Holding BV
2,120,000	6.750%, 9/30/2024[j]	2,235,731
	Anglo American Capital plc
2,615,000	4.875%, 5/14/2025[j]	2,627,066
	ArcelorMittal SA
1,295,000	5.500%, 3/1/2021	1,349,390
2,748,000	6.125%, 6/1/2025[i]	2,960,970
	Braskem Netherlands Finance BV
2,178,000	4.500%, 1/10/2028[j]	2,003,760
	BWAY Holding Company
2,375,000	5.500%, 4/15/2024[j]	2,315,625
	CF Industries, Inc.
2,220,000	3.450%, 6/1/2023[i]	2,100,653
	Chemours Company
1,900,000	5.375%, 5/15/2027	1,838,250
	First Quantum Minerals, Ltd.
621,000	7.000%, 2/15/2021[j]	627,210
1,640,000	7.500%, 4/1/2025[j]	1,618,516
	Georgia-Pacific, LLC
920,000	2.539%, 11/15/2019[j]	914,080
	Glencore Finance Canada, Ltd.
760,000	6.000%, 11/15/2041[j]	795,135
	Glencore Funding, LLC
760,000	4.125%, 5/30/2023[j]	758,336
950,000	4.000%, 3/27/2027[j]	896,403
	International Paper Company
1,888,000	4.350%, 8/15/2048	1,692,203
	Kinross Gold Corporation
1,520,000	5.950%, 3/15/2024	1,558,000
1,950,000	4.500%, 7/15/2027[j]	1,789,125
	Novelis Corporation
905,000	5.875%, 9/30/2026[j]	866,537
	Olin Corporation
2,835,000	5.125%, 9/15/2027	2,757,037

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Basic Materials (0.5%) - continued
	Peabody Securities Finance Corporation
$2,165,000	6.375%, 3/31/2025[j]	$2,224,538
	Platform Specialty Products Corporation
1,200,000	5.875%, 12/1/2025[j]	1,173,000
	Sherwin-Williams Company
1,685,000	3.125%, 6/1/2024	1,608,733
	Steel Dynamics, Inc.
2,010,000	5.000%, 12/15/2026	2,010,000
	Syngenta Finance NV
1,375,000	3.933%, 4/23/2021[j]	1,371,415
	Teck Resources, Ltd.
2,893,000	6.125%, 10/1/2035	2,907,465
	United States Steel Corporation
3,000,000	6.250%, 3/15/2026	2,968,125
	Vale Overseas, Ltd.
1,135,000	6.250%, 8/10/2026	1,229,205
1,070,000	6.875%, 11/21/2036	1,201,289
1,140,000	6.875%, 11/10/2039	1,291,050
	Westlake Chemical Corporation
1,520,000	3.600%, 8/15/2026	1,441,638
	WestRock Company
1,150,000	3.750%, 3/15/2025[j]	1,128,137

	Total	52,258,622

Capital Goods (0.5%)
	AECOM
3,030,000	5.875%, 10/15/2024	3,124,688
	Ashtead Capital, Inc.
2,000,000	4.125%, 8/15/2025[j]	1,865,000
	Bombardier, Inc.
2,975,000	7.500%, 3/15/2025[j]	3,097,719
	Building Materials Corporation of America
2,355,000	6.000%, 10/15/2025[j]	2,360,888
	Cemex SAB de CV
2,310,000	6.125%, 5/5/2025[i,j]	2,348,115
	Cintas Corporation No. 2
1,125,000	3.700%, 4/1/2027	1,103,100
	CNH Industrial Capital, LLC
1,452,000	4.875%, 4/1/2021	1,490,115
	CNH Industrial NV
1,815,000	3.850%, 11/15/2027	1,691,960
	Crown Americas Capital Corporation IV
1,470,000	4.500%, 1/15/2023	1,440,600
	Crown Cork & Seal Company, Inc.
2,070,000	7.375%, 12/15/2026	2,235,600
	Huntington Ingalls Industries, Inc.
2,175,000	3.483%, 12/1/2027	2,044,065
	L3 Technologies, Inc.
2,150,000	3.950%, 5/28/2024	2,122,481
	Lockheed Martin Corporation
515,000	2.500%, 11/23/2020	508,010
1,496,000	3.600%, 3/1/2035	1,391,021
1,544,000	4.500%, 5/15/2036	1,601,439
374,000	6.150%, 9/1/2036	458,258
	Northrop Grumman Corporation
2,575,000	3.850%, 4/15/2045	2,334,217
	Owens-Brockway Glass Container, Inc.
1,460,000	5.000%, 1/15/2022[j]	1,454,525
1,500,000	5.875%, 8/15/2023[j]	1,516,875
	Republic Services, Inc.
1,100,000	2.900%, 7/1/2026	1,021,146
	Reynolds Group Issuer, Inc.
2,935,000	5.125%, 7/15/2023[j]	2,898,313
	Rockwell Collins, Inc.
2,000,000	2.800%, 3/15/2022	1,948,356
	Roper Industries, Inc.
2,070,000	2.050%, 10/1/2018	2,067,416
	Roper Technologies, Inc.
1,140,000	2.800%, 12/15/2021	1,113,242
	Siemens Financieringsmaatschappij NV
3,055,000	4.200%, 3/16/2047[j]	3,089,455
	Standard Industries, Inc.
800,000	5.500%, 2/15/2023[j]	815,000
	Textron, Inc.
1,225,000	7.250%, 10/1/2019	1,283,483
2,210,000	3.375%, 3/1/2028	2,049,415
	United Rentals North America, Inc.
2,240,000	5.500%, 7/15/2025	2,256,800
	United Technologies Corporation
1,900,000	4.050%, 5/4/2047	1,737,362

	Total	54,468,664

Collateralized Mortgage Obligations (0.7%)
	Alternative Loan Trust
952,183	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	824,680
	Angel Oak Mortgage Trust I, LLC
710,539	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	710,327
	Bayview Opportunity Master Fund Trust
2,514,904	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ab,j	2,536,916
4,084,592	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ab,j	4,120,351
3,151,875	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,j	3,140,830
	Citigroup Mortgage Loan Trust, Inc.
635,472	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	637,053
	CitiMortgage Alternative Loan Trust
2,020,663	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	1,899,706
	COLT Mortgage Loan Trust
3,188,951	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,j	3,166,165
	Countrywide Alternative Loan Trust
1,251,540	3.315%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	1,100,890
952,512	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	798,915
390,081	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	373,191
2,481,691	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	2,056,034

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Collateralized Mortgage Obligations (0.7%) - continued
$2,559,376	7.000%, 10/25/2037, Ser. 2007-24, Class A10	$1,648,190
	Countrywide Home Loans, Inc.
709,148	5.750%, 4/25/2037, Ser. 2007-3, Class A27	582,969
	Deutsche Alt-A Securities Mortgage Loan Trust
506,111	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	460,727
	Federal Home Loan Mortgage Corporation
5,077,656	4.000%, 7/15/2031, Ser. 4104, Class KIl	584,236
3,352,605	3.000%, 2/15/2033, Ser. 4170, Class IGl	375,956
	Federal National Mortgage Association
6,473,230	3.500%, 1/25/2033, Ser. 2012-150, Class YIl	833,276
	First Horizon Alternative Mortgage Securities Trust
1,775,738	6.000%, (LIBOR 1M + 1.000%), 8/25/2036, Ser. 2006-FA4, Class 1A4[b]	1,456,838
	Impac Secured Assets Trust
5,095,892	2.331%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	4,241,026
	IndyMac INDX Mortgage Loan Trust
2,362,141	2.731%, (LIBOR 1M + 0.640%), 7/25/2045, Ser. 2005-16IP, Class A1[b]	2,275,698
	J.P. Morgan Alternative Loan Trust
1,332,479	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	1,179,603
	J.P. Morgan Mortgage Trust
393,944	4.091%, 6/25/2036, Ser. 2006-A4, Class 1A2[b]	376,352
176,276	3.653%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	155,198
2,577,494	2.471%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	1,459,816
2,754,321	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	1,647,862
	MASTR Alternative Loans Trust
519,543	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	524,465
1,607,008	2.541%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	781,212
	Merrill Lynch Alternative Note Asset Trust
538,879	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	434,650
	Preston Ridge Partners Mortgage Trust, LLC
1,222,076	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,k	1,221,600
5,995,220	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,k	5,959,721
	Pretium Mortgage Credit Partners, LLC
2,737,511	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[j,k]	2,712,441
	Residential Asset Securitization Trust
3,213,815	2.471%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	755,521
	Sequoia Mortgage Trust
2,018,395	3.798%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	1,674,516
	Sunset Mortgage Loan Company, LLC
286,141	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,k	286,455
2,493,758	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,k	2,476,869
547,136	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,k	547,302
	Towd Point Mortgage Trust
2,850,807	2.750%, 10/25/2056, Ser. 2017-1, Class A1[b,j]	2,791,073
2,149,227	2.691%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,j]	2,151,218
	Verus Securitization Trust
2,828,324	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	2,796,175
	WaMu Mortgage Pass Through Certificates
180,825	3.321%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	175,191
659,748	3.367%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	639,516
2,331,145	2.867%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	2,196,219
4,045,794	2.518%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	3,748,181
	Washington Mutual Mortgage Pass Through Certificates Trust
2,413,767	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	1,984,840

	Total	72,499,970

Commercial Mortgage-Backed Securities (1.1%)
	CSAIL Commercial Mortgage Trust
5,900,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	5,845,169
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
3,500,900	2.776%, 3/25/2023, Ser. K724, Class A1[m]	3,469,824
7,375,000	3.002%, 1/25/2024, Ser. K725, Class A2	7,324,486
3,800,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	3,859,398
	Federal National Mortgage Association - ACES
3,825,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[b]	3,571,738

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Commercial Mortgage-Backed Securities (1.1%) - continued
$5,750,000	2.878%, 2/25/2027, Ser. 2017-M2, Class A2[b]	$5,500,286
7,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	6,990,555
5,800,000	3.150%, 3/25/2028, Ser. 2018-M7, Class A2[b]	5,620,982
	Federal National Mortgage Association Grantor Trust
7,570,577	2.898%, 6/25/2027, Ser. 2017-T1, Class Am	7,278,257
	GS Mortgage Securities Trust
3,800,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	3,872,947
6,600,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	6,667,365
2,000,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	1,954,072
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,326,885	3.507%, 5/15/2045, Ser. 2012-C6, Class A3	2,338,274
	JPMBB Commercial Mortgage Securities Trust
4,500,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	4,422,504
	Morgan Stanley Capital I, Inc.
11,500,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5[c,e]	11,847,695
	UBS Commercial Mortgage Trust
9,000,000	4.241%, 7/15/2051, Ser. 2018-C11, Class A5[c,e]	9,269,942
5,592,596	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	5,603,687
	Wells Fargo Commercial Mortgage Trust
4,000,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	3,996,073
3,750,000	3.839%, 9/15/2058, Ser. 2015-LC22, Class A4	3,798,262
	WFRBS Commercial Mortgage Trust
1,988,746	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	1,953,107

	Total	105,184,623

Communications Services (1.2%)
	21st Century Fox America, Inc.
1,620,000	6.900%, 3/1/2019	1,663,273
2,505,000	6.400%, 12/15/2035	3,003,140
	Altice Financing SA
2,400,000	6.625%, 2/15/2023[j]	2,365,200
	AMC Networks, Inc.
2,295,000	5.000%, 4/1/2024	2,260,575
	America Movil SAB de CV
1,039,000	5.000%, 10/16/2019	1,062,648
	American Tower Corporation
1,930,000	3.300%, 2/15/2021	1,927,777
	AT&T, Inc.
707,000	5.875%, 10/1/2019	731,361
615,000	3.264%, (LIBOR 3M + 0.930%), 6/30/2020[b]	621,871
1,115,000	3.800%, 3/1/2024	1,093,074
1,280,000	4.100%, 2/15/2028[j]	1,222,653
1,037,000	4.300%, 2/15/2030[j]	980,497
1,475,000	5.250%, 3/1/2037	1,453,137
2,210,000	4.900%, 8/15/2037[j]	2,095,840
1,140,000	6.350%, 3/15/2040	1,234,778
1,300,000	5.550%, 8/15/2041	1,293,117
772,000	4.750%, 5/15/2046	689,088
	British Sky Broadcasting Group plc
1,130,000	2.625%, 9/16/2019[j]	1,121,994
1,450,000	3.125%, 11/26/2022[j]	1,420,484
	CCO Holdings, LLC
3,100,000	5.875%, 4/1/2024[j]	3,115,500
	CCOH Safari, LLC
1,300,000	5.750%, 2/15/2026[j]	1,277,250
	CenturyLink, Inc.
2,315,000	6.450%, 6/15/2021	2,380,214
	Charter Communications Operating, LLC
780,000	6.834%, 10/23/2055	835,635
920,000	3.579%, 7/23/2020	919,863
700,000	4.500%, 2/1/2024	699,048
1,800,000	4.200%, 3/15/2028	1,684,463
4,275,000	6.484%, 10/23/2045	4,502,971
	Clear Channel Worldwide Holdings, Inc.
2,920,000	6.500%, 11/15/2022	2,978,400
	Comcast Corporation
800,000	4.049%, 11/1/2052	697,164
1,225,000	2.750%, 3/1/2023	1,177,192
3,265,000	4.400%, 8/15/2035	3,174,871
1,305,000	4.750%, 3/1/2044	1,283,857
550,000	4.600%, 8/15/2045	529,517
	Cox Communications, Inc.
1,815,000	3.350%, 9/15/2026[j]	1,677,448
748,000	4.600%, 8/15/2047[j]	683,007
	Crown Castle International Corporation
1,774,000	3.400%, 2/15/2021	1,771,803
2,423,000	5.250%, 1/15/2023	2,538,125
1,496,000	3.200%, 9/1/2024	1,411,281
	CSC Holdings, LLC
330,000	5.500%, 4/15/2027[j]	315,150
	Digicel, Ltd.
3,875,000	6.000%, 4/15/2021*,i	3,497,187
	Discovery Communications, LLC
1,850,000	4.900%, 3/11/2026	1,896,873
2,940,000	5.000%, 9/20/2037	2,829,009
	Gray Television, Inc.
2,535,000	5.875%, 7/15/2026[j]	2,411,419
	Level 3 Communications, Inc.
3,020,000	5.375%, 1/15/2024	2,959,600
	Level 3 Financing, Inc.
995,000	5.375%, 5/1/2025	957,687
	Moody’s Corporation
1,045,000	2.750%, 12/15/2021	1,021,090
	Neptune Finco Corporation
2,517,000	10.875%, 10/15/2025[j]	2,901,598
	Netflix, Inc.
2,580,000	4.875%, 4/15/2028[j]	2,459,179
	Nexstar Escrow Corporation
1,153,000	5.625%, 8/1/2024[j]	1,111,204
	Omnicom Group, Inc.
750,000	3.600%, 4/15/2026	717,431

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Communications Services (1.2%) - continued
	S&P Global, Inc.
$1,544,000	3.300%, 8/14/2020	$1,545,854
	SES Global Americas Holdings GP
1,035,000	2.500%, 3/25/2019[j]	1,030,388
	SFR Group SA
3,480,000	6.000%, 5/15/2022[j]	3,501,750
	Sprint Communications, Inc.
2,025,000	6.000%, 11/15/2022	2,007,281
	Sprint Corporation
1,400,000	7.625%, 2/15/2025[i]	1,435,000
	Telecom Italia SPA
1,775,000	5.303%, 5/30/2024[j]	1,750,594
	Telefonica Emisiones SAU
1,765,000	4.665%, 3/6/2038	1,649,850
	Time Warner Entertainment Company, LP
1,691,000	8.375%, 3/15/2023	1,967,182
	Verizon Communications, Inc.
1,885,000	3.500%, 11/1/2021	1,893,220
3,489,000	5.150%, 9/15/2023	3,717,862
1,876,000	3.376%, 2/15/2025	1,801,803
820,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	819,069
1,165,000	4.272%, 1/15/2036	1,074,044
2,992,000	4.862%, 8/21/2046	2,856,860
2,530,000	4.522%, 9/15/2048	2,304,753
	Viacom, Inc.
735,000	4.250%, 9/1/2023	728,807
1,427,000	6.875%, 4/30/2036	1,541,053
1,140,000	5.850%, 9/1/2043	1,144,877
	Virgin Media Secured Finance plc
2,565,000	5.250%, 1/15/2026[j]	2,372,625
	Windstream Services, LLC
1,815,000	8.625%, 10/31/2025[j]	1,724,250

	Total	119,522,665

Consumer Cyclical (0.9%)
	Amazon.com, Inc.
935,000	3.150%, 8/22/2027	897,623
1,870,000	3.875%, 8/22/2037	1,824,071
1,122,000	4.050%, 8/22/2047	1,097,214
	American Honda Finance Corporation
1,455,000	2.000%, 2/14/2020	1,435,484
	Aptiv plc
1,930,000	3.150%, 11/19/2020	1,915,901
	Cinemark USA, Inc.
3,525,000	4.875%, 6/1/2023	3,454,059
	CVS Health Corporation
400,000	2.250%, 8/12/2019	396,709
357,000	3.350%, 3/9/2021	356,582
714,000	3.700%, 3/9/2023	706,731
1,780,000	4.100%, 3/25/2025	1,770,246
4,560,000	4.875%, 7/20/2035	4,578,992
3,035,000	4.780%, 3/25/2038	2,999,972
1,630,000	5.050%, 3/25/2048	1,646,295
	D.R. Horton, Inc.
1,515,000	2.550%, 12/1/2020	1,484,761
	Daimler Finance North America, LLC
20,000	2.979%, (LIBOR 3M + 0.620%), 10/30/2019[b,j]	20,096
1,150,000	2.913%, (LIBOR 3M + 0.550%), 5/4/2021[b,j]	1,152,891
	Delphi Jersey Holdings plc
2,400,000	5.000%, 10/1/2025[j]	2,289,000
	Ford Motor Credit Company, LLC
1,470,000	2.551%, 10/5/2018	1,469,077
1,525,000	2.943%, 1/8/2019	1,525,901
1,395,000	2.262%, 3/28/2019	1,388,099
760,000	2.459%, 3/27/2020	748,005
570,000	3.200%, 1/15/2021	563,582
1,185,000	3.606%, (LIBOR 3M + 1.270%), 3/28/2022[b]	1,198,322
1,650,000	2.979%, 8/3/2022	1,587,812
	General Motors Financial Company, Inc.
615,000	3.272%, (LIBOR 3M + 0.930%), 4/13/2020[b]	619,155
1,156,000	3.700%, 11/24/2020	1,161,768
772,000	4.200%, 3/1/2021	782,762
1,550,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	1,558,063
1,635,000	3.150%, 6/30/2022	1,589,007
760,000	3.950%, 4/13/2024	743,449
1,630,000	4.300%, 7/13/2025	1,598,526
	Home Depot, Inc.
1,755,000	5.400%, 9/15/2040	2,063,838
1,140,000	4.250%, 4/1/2046	1,145,895
1,870,000	3.900%, 6/15/2047	1,789,620
	Hyundai Capital America
639,000	2.400%, 10/30/2018[j]	638,060
1,550,000	2.550%, 4/3/2020[j]	1,523,187
1,158,000	3.000%, 10/30/2020[j]	1,142,384
	Jaguar Land Rover Automotive plc
1,270,000	4.125%, 12/15/2018[j]	1,271,588
1,100,000	5.625%, 2/1/2023[i,j]	1,115,125
	KB Home
1,815,000	4.750%, 5/15/2019	1,822,442
	L Brands, Inc.
2,100,000	5.625%, 2/15/2022	2,131,500
	Landry’s, Inc.
2,195,000	6.750%, 10/15/2024[j]	2,195,395
	Lear Corporation
1,625,000	5.250%, 1/15/2025	1,670,899
	Lennar Corporation
925,000	4.125%, 1/15/2022	915,750
2,095,000	4.875%, 12/15/2023	2,087,144
1,180,000	4.500%, 4/30/2024	1,137,284
	Live Nation Entertainment, Inc.
1,385,000	5.375%, 6/15/2022[j]	1,409,238
1,300,000	5.625%, 3/15/2026[j]	1,290,250
	Macy’s Retail Holdings, Inc.
2,000,000	2.875%, 2/15/2023[i]	1,880,708
	Mastercard, Inc.
2,140,000	3.950%, 2/26/2048	2,133,265
	McDonald’s Corporation
1,100,000	2.750%, 12/9/2020	1,092,255
1,520,000	2.625%, 1/15/2022	1,489,206
1,755,000	4.450%, 3/1/2047	1,741,309
	MGM Resorts International
3,140,000	6.000%, 3/15/2023	3,234,200
	Navistar International Corporation
300,000	6.625%, 11/1/2025[j]	308,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Consumer Cyclical (0.9%) - continued
	New Red Finance, Inc.
$2,420,000	4.250%, 5/15/2024[j]	$2,299,000
	Nissan Motor Acceptance Corporation
1,089,000	2.150%, 9/28/2020[j]	1,060,933
	Prime Security Services Borrower, LLC
2,376,000	9.250%, 5/15/2023[j]	2,536,380
	Six Flags Entertainment Corporation
3,110,000	4.875%, 7/31/2024[j]	3,021,987
	Toll Brothers Finance Corporation
609,000	4.000%, 12/31/2018	608,924
	VOC Escrow, Ltd.
2,285,000	5.000%, 2/15/2028[j]	2,158,662

	Total	93,474,833

Consumer Non-Cyclical (1.3%)
	Abbott Laboratories
1,880,000	2.900%, 11/30/2021	1,850,785
950,000	3.400%, 11/30/2023	936,941
2,980,000	4.750%, 11/30/2036	3,141,592
1,490,000	4.900%, 11/30/2046	1,594,206
	AbbVie, Inc.
2,650,000	2.500%, 5/14/2020	2,617,158
1,910,000	3.600%, 5/14/2025	1,849,293
726,000	4.700%, 5/14/2045	719,653
1,930,000	4.450%, 5/14/2046	1,844,079
	Altria Group, Inc.
760,000	2.850%, 8/9/2022	741,833
875,000	2.625%, 9/16/2026	796,515
	Amgen, Inc.
2,244,000	2.200%, 5/11/2020	2,208,439
772,000	2.700%, 5/1/2022	749,661
875,000	3.125%, 5/1/2025	837,113
978,000	3.200%, 11/2/2027	915,469
495,000	4.400%, 5/1/2045	473,479
	Anheuser-Busch InBev Finance, Inc.
815,000	3.623%, (LIBOR 3M + 1.260%), 2/1/2021[b]	839,077
2,828,000	3.650%, 2/1/2026	2,769,426
3,040,000	4.700%, 2/1/2036	3,079,125
	Anheuser-Busch InBev Worldwide, Inc.
3,525,000	4.750%, 4/15/2058	3,439,982
676,000	3.750%, 1/15/2022	685,008
1,050,000	3.052%, (LIBOR 3M + 0.740%), 1/12/2024[b]	1,059,321
1,740,000	4.375%, 4/15/2038	1,688,060
1,740,000	4.600%, 4/15/2048	1,706,091
	BAT Capital Corporation
748,000	2.297%, 8/14/2020[j]	731,837
1,122,000	3.222%, 8/15/2024[j]	1,062,349
1,496,000	4.540%, 8/15/2047[j]	1,395,789
	Baxalta, Inc.
2,420,000	4.000%, 6/23/2025	2,368,399
	Bayer U.S. Finance II, LLC
1,675,000	3.500%, 6/25/2021[j]	1,678,205
1,630,000	4.250%, 12/15/2025[j]	1,639,376
	Bayer U.S. Finance, LLC
1,140,000	3.375%, 10/8/2024[j]	1,098,076
	Becton, Dickinson and Company
1,594,000	3.734%, 12/15/2024	1,556,161
1,252,000	3.700%, 6/6/2027	1,183,757
1,122,000	4.669%, 6/6/2047	1,083,452
	Boston Scientific Corporation
740,000	6.000%, 1/15/2020	770,938
1,025,000	3.850%, 5/15/2025	1,014,140
1,140,000	7.375%, 1/15/2040	1,466,315
	Bunge, Ltd. Finance Corporation
960,000	8.500%, 6/15/2019	1,008,383
800,000	3.500%, 11/24/2020	799,616
	Campbell Soup Company
1,780,000	3.950%, 3/15/2025	1,715,955
	Cardinal Health, Inc.
748,000	3.079%, 6/15/2024	704,564
	Celgene Corporation
3,035,000	2.875%, 8/15/2020	3,014,127
	Church & Dwight Company, Inc.
530,000	2.450%, 12/15/2019	525,542
	Clorox Company
2,175,000	3.100%, 10/1/2027	2,044,932
	Constellation Brands, Inc.
1,450,000	3.600%, 2/15/2028	1,369,957
	EMD Finance, LLC
1,520,000	2.950%, 3/19/2022[j]	1,485,438
	Energizer Holdings, Inc.
2,749,000	5.500%, 6/15/2025[j]	2,700,893
	Envision Healthcare Corporation
3,165,000	5.125%, 7/1/2022[j]	3,192,694
	Express Scripts Holding Company
760,000	3.000%, 7/15/2023	720,656
1,600,000	4.800%, 7/15/2046	1,520,303
	Forest Laboratories, LLC
392,000	4.875%, 2/15/2021[j]	403,437
	Grupo Bimbo SAB de CV
1,110,000	4.700%, 11/10/2047[j]	1,008,391
	HCA, Inc.
1,430,000	5.250%, 6/15/2026	1,420,276
1,505,000	4.500%, 2/15/2027	1,416,581
	Imperial Tobacco Finance plc
1,765,000	2.950%, 7/21/2020[j]	1,746,736
	JBS USA, LLC
2,220,000	5.750%, 6/15/2025[j]	2,064,600
	Kimberly-Clark Corporation
1,900,000	3.900%, 5/4/2047	1,861,528
	Kraft Foods Group, Inc.
1,544,000	5.000%, 6/4/2042	1,473,033
	Kraft Heinz Foods Company
1,900,000	3.375%, 6/15/2021	1,903,007
	Kroger Company
935,000	2.800%, 8/1/2022	906,594
	Laboratory Corporation of America Holdings
620,000	2.625%, 2/1/2020	615,037
	Maple Escrow Subsidiary, Inc.
1,275,000	3.551%, 5/25/2021[j]	1,276,030
	Mead Johnson Nutrition Company
735,000	3.000%, 11/15/2020	731,906
	Medtronic, Inc.
5,820,000	4.375%, 3/15/2035	6,015,339
735,000	4.625%, 3/15/2045	778,504

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Consumer Non-Cyclical (1.3%) - continued
	Merck & Company, Inc.
$660,000	2.728%, (LIBOR 3M + 0.375%), 2/10/2020[b]	$663,484
330,000	3.700%, 2/10/2045	313,456
	Mondelez International Holdings Netherlands BV
1,570,000	2.000%, 10/28/2021[j]	1,497,740
	Mondelez International, Inc.
672,000	2.878%, (LIBOR 3M + 0.520%), 2/1/2019[b]	673,102
	Mylan NV
760,000	5.250%, 6/15/2046	739,754
	Mylan, Inc.
450,000	3.125%, 1/15/2023[j]	431,992
1,270,000	4.550%, 4/15/2028[j]	1,240,629
	Newell Rubbermaid, Inc.
1,093,000	5.500%, 4/1/2046	1,064,570
	PepsiCo, Inc.
1,545,000	2.850%, 2/24/2026	1,472,454
	Post Holdings, Inc.
2,550,000	5.500%, 3/1/2025[j]	2,489,438
	Reynolds American, Inc.
2,338,000	5.700%, 8/15/2035	2,508,749
	Roche Holdings, Inc.
1,158,000	4.000%, 11/28/2044[j]	1,158,349
	Shire Acquisitions Investments Ireland Designated Activity Company
2,262,000	2.400%, 9/23/2021	2,165,374
	Simmons Foods, Inc.
2,450,000	5.750%, 11/1/2024[j]	2,125,375
	Smithfield Foods, Inc.
1,770,000	2.700%, 1/31/2020[j]	1,744,547
1,060,000	2.650%, 10/3/2021[j]	1,009,809
	Tenet Healthcare Corporation
3,090,000	8.125%, 4/1/2022	3,225,188
	Thermo Fisher Scientific, Inc.
579,000	3.000%, 4/15/2023	562,770
	TreeHouse Foods, Inc.
970,000	4.875%, 3/15/2022	971,213
	Tyson Foods, Inc.
748,000	3.550%, 6/2/2027	707,388
	VRX Escrow Corporation
4,500,000	6.125%, 4/15/2025[j]	4,145,625
	Zimmer Biomet Holdings, Inc.
2,225,000	3.076%, (LIBOR 3M + 0.750%), 3/19/2021[b]	2,228,751
	Zoetis, Inc.
2,490,000	4.700%, 2/1/2043	2,565,883

	Total	133,720,799

Energy (1.3%)
	Anadarko Petroleum Corporation
2,255,000	4.850%, 3/15/2021	2,320,478
1,575,000	5.550%, 3/15/2026	1,687,435
	Antero Resources Corporation
960,000	5.125%, 12/1/2022	962,400
1,500,000	5.625%, 6/1/2023	1,518,750
	BP Capital Markets plc
2,285,000	3.535%, 11/4/2024	2,266,393
415,000	3.119%, 5/4/2026	397,001
2,550,000	3.279%, 9/19/2027	2,450,647
	Buckeye Partners, LP
1,182,000	2.650%, 11/15/2018	1,180,728
	Canadian Natural Resources, Ltd.
1,500,000	3.450%, 11/15/2021	1,497,326
750,000	6.250%, 3/15/2038	884,186
	Canadian Oil Sands, Ltd.
1,000,000	9.400%, 9/1/2021[j]	1,150,483
	Cenovus Energy, Inc.
1,475,000	3.800%, 9/15/2023	1,437,532
1,194,000	5.200%, 9/15/2043	1,123,999
	Cheniere Corpus Christi Holdings, LLC
2,245,000	5.875%, 3/31/2025	2,334,800
	Cheniere Energy Partners, LP
2,480,000	5.250%, 10/1/2025[j]	2,419,116
	Concho Resources, Inc.
995,000	4.375%, 1/15/2025	998,993
	ConocoPhillips
1,870,000	6.500%, 2/1/2039	2,386,685
	Continental Resources, Inc.
1,840,000	5.000%, 9/15/2022	1,867,710
	El Paso Pipeline Partners Operating Company, LLC
1,120,000	4.300%, 5/1/2024	1,116,992
	Enbridge Energy Partners, LP
1,840,000	5.875%, 10/15/2025	2,001,863
	Enbridge, Inc.
1,285,000	2.900%, 7/15/2022	1,247,735
	Encana Corporation
343,000	3.900%, 11/15/2021	345,726
	Energy Transfer Equity, LP
1,470,000	5.500%, 6/1/2027	1,470,000
	Energy Transfer Partners, LP
730,000	4.200%, 9/15/2023	728,738
970,000	4.900%, 3/15/2035	886,848
800,000	5.150%, 2/1/2043	711,930
1,600,000	6.000%, 6/15/2048	1,594,896
	EnLink Midstream Partners, LP
775,000	4.150%, 6/1/2025	716,053
569,000	4.850%, 7/15/2026	538,985
	Enterprise Products Operating, LLC
942,000	5.100%, 2/15/2045	969,062
	EQT Corporation
770,000	8.125%, 6/1/2019	804,757
425,000	4.875%, 11/15/2021	438,975
1,726,000	3.900%, 10/1/2027	1,610,632
	EQT Midstream Partners, LP
1,600,000	4.750%, 7/15/2023	1,596,878
	Exxon Mobil Corporation
625,000	4.114%, 3/1/2046	635,612
	Hess Corporation
1,546,000	3.500%, 7/15/2024	1,460,385
1,090,000	6.000%, 1/15/2040	1,122,301
	Kinder Morgan Energy Partners, LP
1,150,000	3.500%, 3/1/2021	1,147,903
1,870,000	6.500%, 9/1/2039	2,018,069
	Kinder Morgan, Inc.
1,600,000	6.500%, 9/15/2020	1,700,720
	Magellan Midstream Partners, LP
1,070,000	5.000%, 3/1/2026	1,126,532

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Energy (1.3%) - continued
	Marathon Oil Corporation
$1,140,000	2.700%, 6/1/2020	$1,122,709
2,600,000	6.600%, 10/1/2037	3,103,636
	Marathon Petroleum Corporation
560,000	3.400%, 12/15/2020	560,448
1,496,000	6.500%, 3/1/2041	1,746,408
	MPLX, LP
2,244,000	4.875%, 6/1/2025	2,306,560
1,125,000	4.125%, 3/1/2027	1,072,756
	Nabors Industries, Inc.
1,195,000	5.750%, 2/1/2025[j]	1,129,275
	Newfield Exploration Company
2,780,000	5.625%, 7/1/2024	2,929,425
	ONEOK Partners, LP
1,070,000	3.800%, 3/15/2020	1,075,373
	ONEOK, Inc.
1,575,000	4.550%, 7/15/2028[e]	1,588,219
	Parsley Energy, LLC
1,045,000	5.625%, 10/15/2027[j]	1,037,163
	PBF Holding Company, LLC
1,870,000	7.250%, 6/15/2025	1,965,838
	Petrobras Global Finance BV
125,000	8.375%, 5/23/2021	135,813
	Petroleos Mexicanos
1,425,000	6.000%, 3/5/2020	1,471,313
560,000	2.378%, 4/15/2025	547,041
1,000,000	6.750%, 9/21/2047	950,500
	Phillips 66
1,450,000	3.900%, 3/15/2028	1,414,604
	Pioneer Natural Resources Company
750,000	4.450%, 1/15/2026	770,971
	Plains All American Pipeline, LP
1,690,000	5.000%, 2/1/2021	1,735,927
	Regency Energy Partners, LP
1,520,000	5.875%, 3/1/2022	1,607,552
1,470,000	5.000%, 10/1/2022	1,521,645
	Sabine Pass Liquefaction, LLC
1,125,000	6.250%, 3/15/2022	1,209,944
1,300,000	5.625%, 4/15/2023	1,378,841
1,500,000	5.750%, 5/15/2024	1,601,608
1,430,000	5.625%, 3/1/2025	1,520,632
	Schlumberger Holdings Corporation
1,630,000	4.000%, 12/21/2025[j]	1,624,036
	Shell International Finance BV
615,000	2.806%, (LIBOR 3M + 0.450%), 5/11/2020[b]	619,877
	Southwestern Energy Company
2,580,000	7.500%, 4/1/2026	2,670,300
	SRC Energy, Inc.
2,155,000	6.250%, 12/1/2025[j]	2,152,306
	Suncor Energy, Inc.
990,000	3.600%, 12/1/2024	977,450
	Sunoco, LP
860,000	5.500%, 2/15/2026[j]	814,850
1,285,000	5.875%, 3/15/2028[j]	1,211,537
	Tallgrass Energy Partners, LP
3,300,000	5.500%, 1/15/2028[j]	3,258,750
	Targa Resources Partners, LP
975,000	5.250%, 5/1/2023	975,000
	Tesoro Corporation
2,244,000	4.750%, 12/15/2023	2,327,812
	Tesoro Logistics, LP
2,460,000	5.250%, 1/15/2025	2,521,205
	Weatherford International, Ltd.
2,630,000	8.250%, 6/15/2023[i]	2,609,197
	Western Gas Partners, LP
1,496,000	4.000%, 7/1/2022	1,478,063
725,000	4.500%, 3/1/2028	697,438
	Williams Companies, Inc.
1,815,000	7.500%, 1/15/2031	2,158,670
	Williams Partners, LP
950,000	4.000%, 11/15/2021	958,228
560,000	3.600%, 3/15/2022	557,116
935,000	4.500%, 11/15/2023	948,913
1,385,000	3.750%, 6/15/2027	1,307,263
1,475,000	6.300%, 4/15/2040	1,646,215
	Woodside Finance, Ltd.
1,825,000	3.650%, 3/5/2025[j]	1,778,008
735,000	3.700%, 3/15/2028[j]	694,335
	WPX Energy, Inc.
1,645,000	5.750%, 6/1/2026	1,645,000

	Total	126,012,024

Financials (3.3%)
	ABN AMRO Bank NV
1,550,000	4.750%, 7/28/2025[j]	1,541,041
	ACE INA Holdings, Inc.
1,115,000	4.350%, 11/3/2045	1,140,205
	AerCap Ireland Capital, Ltd.
760,000	3.750%, 5/15/2019	764,536
760,000	4.625%, 10/30/2020	774,691
1,870,000	5.000%, 10/1/2021	1,926,708
1,240,000	3.500%, 1/15/2025	1,163,019
	Air Lease Corporation
339,000	2.625%, 9/4/2018	338,862
1,870,000	3.375%, 1/15/2019	1,873,618
1,450,000	2.500%, 3/1/2021	1,411,634
	Aircastle, Ltd.
1,700,000	5.000%, 4/1/2023	1,710,489
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	958,800
2,025,000	4.125%, 3/30/2020	2,027,531
	American Express Company
1,094,000	2.200%, 10/30/2020	1,068,407
	American Express Credit Corporation
945,000	2.885%, (LIBOR 3M + 0.550%), 3/18/2019[b]	948,016
2,080,000	1.875%, 5/3/2019	2,064,737
2,600,000	2.200%, 3/3/2020	2,565,800
	American International Group, Inc.
530,000	3.300%, 3/1/2021	529,588
1,154,000	4.125%, 2/15/2024	1,158,870
2,245,000	3.750%, 7/10/2025	2,166,810
2,085,000	3.900%, 4/1/2026	2,015,749
	Anthem, Inc.
1,870,000	4.625%, 5/15/2042	1,811,324
	Ares Capital Corporation
2,875,000	3.875%, 1/15/2020	2,884,312
	ASP AMC Merger Sub, Inc.
1,340,000	8.000%, 5/15/2025[j]	1,112,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Financials (3.3%) - continued
	Avalonbay Communities, Inc.
$1,650,000	3.500%, 11/15/2025	$1,612,537
	Aviation Capital Group, LLC
1,300,000	2.875%, 1/20/2022[j]	1,257,073
	Banco Santander SA
2,800,000	6.375%, 5/19/2019[b,n]	2,805,354
1,400,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	1,398,282
	Bank of America Corporation
840,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[b]	844,836
920,000	2.369%, 7/21/2021[b]	901,831
1,100,000	2.328%, 10/1/2021[b]	1,075,318
700,000	3.499%, 5/17/2022[b]	699,584
1,280,000	3.300%, 1/11/2023	1,260,819
1,490,000	2.881%, 4/24/2023[b]	1,448,713
1,520,000	4.000%, 4/1/2024	1,532,716
4,020,000	4.000%, 1/22/2025	3,966,712
1,825,000	3.093%, 10/1/2025[b]	1,737,513
1,125,000	3.500%, 4/19/2026	1,087,809
2,244,000	4.183%, 11/25/2027	2,184,586
1,550,000	3.824%, 1/20/2028[b]	1,511,395
1,658,000	5.875%, 2/7/2042	1,939,691
	Bank of Montreal
1,400,000	2.802%, (LIBOR 3M + 0.460%), 4/13/2021[b]	1,402,604
	Bank of New York Mellon Corporation
1,930,000	2.500%, 4/15/2021	1,894,343
	Bank of Nova Scotia
2,550,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	2,549,871
1,550,000	2.700%, 3/7/2022	1,514,977
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
440,000	2.850%, 9/8/2021[j]	432,027
	Barclays Bank plc
386,000	10.179%, 6/12/2021[j]	445,350
	Barclays plc
990,000	2.750%, 11/8/2019	982,129
2,415,000	3.250%, 1/12/2021	2,380,405
1,544,000	3.650%, 3/16/2025	1,446,160
	BB&T Corporation
560,000	3.063%, (LIBOR 3M + 0.715%), 1/15/2020[b]	563,764
	BPCE SA
975,000	3.000%, 5/22/2022[j]	941,713
2,541,000	3.500%, 10/23/2027[j]	2,319,336
	Capital One Financial Corporation
1,309,000	2.500%, 5/12/2020	1,290,388
2,950,000	3.450%, 4/30/2021	2,942,978
1,520,000	3.050%, 3/9/2022	1,489,313
	CBOE Holdings, Inc.
825,000	1.950%, 6/28/2019	817,149
	Cigna Corporation
2,950,000	3.050%, 10/15/2027	2,659,704
	CIT Group, Inc.
2,970,000	5.000%, 8/15/2022	3,003,412
	Citigroup, Inc.
700,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[b]	702,959
1,555,000	2.700%, 3/30/2021	1,524,995
1,675,000	2.750%, 4/25/2022	1,620,867
850,000	4.050%, 7/30/2022	854,343
1,075,000	3.142%, 1/24/2023[b]	1,052,894
2,515,000	4.400%, 6/10/2025	2,500,519
1,520,000	3.200%, 10/21/2026	1,414,296
2,244,000	3.668%, 7/24/2028[b]	2,133,355
1,140,000	4.125%, 7/25/2028	1,090,979
1,815,000	3.520%, 10/27/2028[b]	1,704,596
2,120,000	3.878%, 1/24/2039[b]	1,932,762
	Citizens Bank NA
1,525,000	2.200%, 5/26/2020	1,492,859
	Commerzbank AG
1,850,000	8.125%, 9/19/2023[j]	2,105,056
	Commonwealth Bank of Australia
1,140,000	2.250%, 3/10/2020[j]	1,123,659
2,140,000	3.035%, (LIBOR 3M + 0.700%), 3/16/2023[b,j]	2,141,383
	Compass Bank
1,335,000	2.750%, 9/29/2019	1,327,644
1,350,000	3.500%, 6/11/2021	1,348,549
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,975,000	3.950%, 11/9/2022	1,955,302
4,488,000	4.625%, 12/1/2023	4,518,990
	Credit Agricole SA
820,000	3.148%, (LIBOR 3M + 0.800%), 4/15/2019[b,j]	823,713
1,200,000	3.375%, 1/10/2022[j]	1,174,565
	Credit Suisse AG
772,000	5.400%, 1/14/2020	794,227
	Credit Suisse Group AG
1,800,000	2.997%, 12/14/2023[b,j]	1,721,419
1,385,000	3.869%, 1/12/2029[b,j]	1,301,844
	Credit Suisse Group Funding, Ltd.
2,366,000	2.750%, 3/26/2020	2,340,542
1,036,000	3.125%, 12/10/2020	1,027,638
1,544,000	3.750%, 3/26/2025	1,484,535
	DDR Corporation
1,585,000	4.625%, 7/15/2022	1,624,979
	Deutsche Bank AG
876,000	2.700%, 7/13/2020	851,918
2,300,000	3.375%, 5/12/2021	2,224,468
950,000	4.250%, 10/14/2021	935,882
2,100,000	4.875%, 12/1/2032[b]	1,796,592
	Digital Realty Trust LP
1,500,000	3.400%, 10/1/2020	1,500,995
	Discover Bank
1,750,000	8.700%, 11/18/2019	1,865,476
2,150,000	3.100%, 6/4/2020	2,138,866
	Duke Realty, LP
330,000	3.875%, 2/15/2021	333,476
960,000	4.375%, 6/15/2022	986,587
	ERP Operating, LP
337,000	3.375%, 6/1/2025	328,914
	European Investment Bank
1,215,000	1.875%, 3/15/2019	1,210,536
	Fifth Third Bancorp
740,000	2.875%, 7/27/2020	735,702
530,000	2.875%, 10/1/2021	523,608
1,200,000	2.600%, 6/15/2022	1,161,327
	Five Corners Funding Trust
1,870,000	4.419%, 11/15/2023[j]	1,923,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Financials (3.3%) - continued
	GE Capital International Funding Company
$5,430,000	4.418%, 11/15/2035	$5,257,224
	Goldman Sachs Group, Inc.
620,000	3.443%, (LIBOR 3M + 1.100%), 11/15/2018[b]	622,315
3,970,000	5.375%, 3/15/2020	4,109,924
780,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[b]	790,118
2,600,000	5.375%, 5/10/2020[b,n]	2,639,000
2,863,000	5.250%, 7/27/2021	3,008,578
2,150,000	2.876%, 10/31/2022[b]	2,098,937
1,496,000	2.908%, 6/5/2023[b]	1,442,671
2,600,000	3.691%, 6/5/2028[b]	2,463,831
3,130,000	4.750%, 10/21/2045	3,095,972
	Hartford Financial Services Group, Inc.
2,660,000	5.125%, 4/15/2022	2,811,346
	HCP, Inc.
1,930,000	4.000%, 12/1/2022	1,938,069
660,000	3.400%, 2/1/2025	623,853
	HSBC Holdings plc
2,675,000	3.400%, 3/8/2021	2,673,848
1,475,000	6.875%, 6/1/2021[b,n]	1,524,781
1,225,000	2.650%, 1/5/2022	1,185,782
1,170,000	3.600%, 5/25/2023	1,157,679
1,460,000	3.900%, 5/25/2026	1,427,151
	HSBC USA, Inc.
1,885,000	2.350%, 3/5/2020	1,862,920
	Huntington National Bank
1,030,000	2.200%, 11/6/2018	1,028,621
	Icahn Enterprises, LP
1,045,000	6.750%, 2/1/2024	1,052,837
1,215,000	6.375%, 12/15/2025	1,216,519
	ING Groep NV
1,125,000	3.150%, 3/29/2022	1,103,592
	International Lease Finance Corporation
750,000	5.875%, 8/15/2022	795,156
	Intesa Sanpaolo SPA
1,040,000	3.125%, 7/14/2022[j]	959,635
	J.P. Morgan Chase & Company
625,000	2.250%, 1/23/2020	617,032
1,615,000	2.980%, (LIBOR 3M + 0.680%), 6/1/2021[b]	1,622,671
900,000	2.295%, 8/15/2021	869,429
1,930,000	4.500%, 1/24/2022	1,995,913
1,425,000	2.972%, 1/15/2023	1,387,446
1,158,000	3.200%, 1/25/2023	1,136,911
1,950,000	2.700%, 5/18/2023	1,871,354
825,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	839,870
1,320,000	3.625%, 5/13/2024	1,310,657
2,585,000	3.125%, 1/23/2025	2,471,333
3,200,000	3.900%, 7/15/2025	3,187,014
1,250,000	3.300%, 4/1/2026	1,194,935
2,240,000	3.882%, 7/24/2038[b]	2,071,242
	J.P. Morgan Chase Bank NA
1,620,000	3.086%, 4/26/2021[b]	1,616,144
	KeyBank NA
975,000	2.350%, 3/8/2019	972,198
	KeyCorp
1,600,000	2.900%, 9/15/2020	1,587,127
	Kimco Realty Corporation
2,992,000	3.300%, 2/1/2025	2,834,158
	Kookmin Bank
1,225,000	1.625%, 8/1/2019[j]	1,204,126
	Liberty Mutual Group, Inc.
760,000	4.950%, 5/1/2022[j]	789,521
	Liberty Property, LP
2,210,000	3.750%, 4/1/2025	2,161,636
	Lloyds Bank plc
850,000	2.853%, (LIBOR 3M + 0.490%), 5/7/2021[b]	851,201
	Lloyds Banking Group plc
1,815,000	2.907%, 11/7/2023[b]	1,728,177
	MassMutual Global Funding
1,230,000	2.750%, 6/22/2024[j]	1,171,495
	MetLife, Inc.
1,300,000	4.050%, 3/1/2045	1,206,410
	Mitsubishi UFJ Financial Group, Inc.
1,200,000	2.190%, 9/13/2021	1,152,153
2,160,000	3.455%, 3/2/2023	2,140,788
1,870,000	3.287%, 7/25/2027	1,782,659
	Morgan Stanley
760,000	5.550%, 7/15/2020[b,n]	783,332
945,000	2.500%, 4/21/2021	922,902
1,900,000	2.625%, 11/17/2021	1,844,365
905,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	916,802
1,683,000	2.750%, 5/19/2022	1,629,951
670,000	4.875%, 11/1/2022	694,725
1,450,000	3.125%, 1/23/2023	1,414,228
1,530,000	4.000%, 7/23/2025	1,524,880
1,925,000	4.350%, 9/8/2026	1,901,093
2,244,000	3.591%, 7/22/2028[b]	2,131,989
1,815,000	3.772%, 1/24/2029[b]	1,749,012
	MPT Operating Partnership, LP
2,200,000	6.375%, 3/1/2024	2,304,500
	Nasdaq, Inc.
900,000	3.850%, 6/30/2026	871,301
	National City Corporation
1,966,000	6.875%, 5/15/2019	2,033,213
	New York Life Global Funding
1,120,000	2.300%, 6/10/2022[j]	1,076,555
	Park Aerospace Holdings, Ltd.
2,290,000	5.500%, 2/15/2024[j]	2,260,894
	Prudential Financial, Inc.
530,000	2.350%, 8/15/2019	523,664
	Quicken Loans, Inc.
3,705,000	5.750%, 5/1/2025[j]	3,626,380
	Realty Income Corporation
1,475,000	4.125%, 10/15/2026	1,467,814
	Regency Centers, LP
2,100,000	4.125%, 3/15/2028	2,075,072
	Regions Financial Corporation
1,400,000	2.250%, 9/14/2018	1,399,328
1,158,000	3.200%, 2/8/2021	1,152,657
	Reinsurance Group of America, Inc.
1,540,000	5.000%, 6/1/2021	1,595,869
	Reliance Standard Life Global Funding II
660,000	2.500%, 4/24/2019[j]	657,614

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Financials (3.3%) - continued
	Royal Bank of Scotland Group plc
$1,870,000	8.625%, 8/15/2021[b,n]	$1,987,342
1,000,000	3.875%, 9/12/2023	971,278
	Santander UK Group Holdings plc
1,351,000	2.875%, 10/16/2020	1,331,501
	Simon Property Group, LP
570,000	2.500%, 9/1/2020	561,860
1,400,000	2.750%, 2/1/2023	1,352,819
1,520,000	4.250%, 11/30/2046	1,470,962
	Skandinaviska Enskilda Banken AB
1,025,000	2.375%, 3/25/2019[j]	1,021,524
	Societe Generale SA
1,122,000	4.750%, 11/24/2025[j]	1,106,104
	Standard Chartered plc
2,479,000	2.100%, 8/19/2019[j]	2,445,327
	State Street Corporation
873,000	3.226%, (LIBOR 3M + 0.900%), 8/18/2020[b]	886,111
	Sumitomo Mitsui Financial Group, Inc.
1,280,000	2.784%, 7/12/2022	1,238,781
1,090,000	3.102%, 1/17/2023	1,064,532
1,140,000	3.010%, 10/19/2026	1,066,603
	Sumitomo Mitsui Trust Bank, Ltd.
1,825,000	1.950%, 9/19/2019[j]	1,800,496
	SunTrust Banks, Inc.
1,500,000	2.250%, 1/31/2020	1,481,493
	Svenska Handelsbanken AB
1,190,000	2.825%, (LIBOR 3M + 0.490%), 6/17/2019[b]	1,193,831
	Synchrony Financial
2,483,000	3.000%, 8/15/2019	2,478,101
520,000	3.584%, (LIBOR 3M + 1.230%), 2/3/2020[b]	524,876
590,000	4.250%, 8/15/2024	578,148
	Toronto-Dominion Bank
560,000	3.266%, (LIBOR 3M + 0.930%), 12/14/2020[b]	568,945
	UBS Group Funding Jersey, Ltd.
1,870,000	3.000%, 4/15/2021[j]	1,841,284
1,158,000	4.125%, 9/24/2025[j]	1,149,551
	UBS Group Funding Switzerland AG
1,505,000	3.491%, 5/23/2023[j]	1,470,807
	UnitedHealth Group, Inc.
340,000	3.350%, 7/15/2022	340,385
1,815,000	2.950%, 10/15/2027	1,692,969
3,450,000	4.625%, 7/15/2035	3,626,241
	USB Realty Corporation
535,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,j,n]	484,844
	Ventas Realty, LP
1,550,000	3.100%, 1/15/2023	1,503,303
1,790,000	4.000%, 3/1/2028	1,729,808
	Voya Financial, Inc.
2,618,000	3.125%, 7/15/2024	2,472,095
	Wells Fargo & Company
780,000	3.039%, (LIBOR 3M + 0.680%), 1/30/2020[b]	785,152
1,550,000	2.550%, 12/7/2020	1,524,360
1,680,000	2.625%, 7/22/2022	1,618,285
1,550,000	3.069%, 1/24/2023	1,506,788
1,520,000	3.450%, 2/13/2023	1,489,165
1,320,000	3.000%, 2/19/2025	1,244,717
1,875,000	3.000%, 4/22/2026	1,742,848
1,475,000	3.000%, 10/23/2026	1,361,427
2,680,000	4.900%, 11/17/2045	2,654,094
	Welltower, Inc.
2,535,000	4.000%, 6/1/2025	2,485,415

	Total	336,730,794

Foreign Government (<0.1%)
	Argentina Government International Bond
1,110,000	7.500%, 4/22/2026	1,023,975
	Export-Import Bank of Korea
765,000	2.250%, 1/21/2020	753,401
	Kommunalbanken AS
1,270,000	1.500%, 10/22/2019[j]	1,251,454

	Total	3,028,830

Mortgage-Backed Securities (8.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
90,995,000	4.000%, 7/1/2048[e]	92,715,470
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
8,325,000	3.900%, 4/25/2028, Ser. K076, Class A2	8,612,184
1,458,123	3.000%, 3/15/2045, Ser. 4741, Class GA	1,437,960
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
50,870,000	3.500%, 7/1/2033[e]	51,470,632
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,031,722	2.205%, (LIBOR 12M + 1.540%), 7/1/2043[b]	3,113,113
2,577,258	4.036%, (LIBOR 12M + 1.550%), 7/1/2043[b]	2,647,270
2,230,859	2.035%, (LIBOR 12M + 1.530%), 8/1/2043[b]	2,298,454
45,000,000	3.000%, 7/1/2048[e]	43,579,688
276,975,000	3.500%, 7/1/2048[e]	275,588,159
219,800,000	4.000%, 7/1/2048[e]	224,067,219
136,943,000	4.500%, 7/1/2048[e]	142,583,874
	U.S. Residential Opportunity Fund Trust
715,714	3.352%, 11/27/2037, Ser. 2017-1III, Class Aj	712,455

	Total	848,826,478

Technology (0.8%)
	Amphenol Corporation
511,000	2.550%, 1/30/2019	510,590
	Apple, Inc.
615,000	2.655%, (LIBOR 3M + 0.300%), 5/6/2020[b]	617,915
590,000	3.000%, 2/9/2024	577,638
1,500,000	3.200%, 5/11/2027	1,446,896
1,975,000	3.000%, 6/20/2027	1,876,500
1,405,000	3.000%, 11/13/2027	1,334,543

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Technology (0.8%) - continued
$1,805,000	4.500%, 2/23/2036	$1,935,736
1,154,000	4.650%, 2/23/2046	1,242,188
1,875,000	4.250%, 2/9/2047	1,900,097
2,570,000	3.750%, 9/12/2047	2,406,500
	Applied Materials, Inc.
736,000	3.300%, 4/1/2027	714,060
	Avnet, Inc.
1,100,000	3.750%, 12/1/2021	1,096,004
	Baidu, Inc.
1,650,000	3.000%, 6/30/2020	1,635,818
	Broadcom Corporation
3,550,000	3.875%, 1/15/2027	3,356,572
3,270,000	3.500%, 1/15/2028	2,976,715
	Cisco Systems, Inc.
825,000	2.800%, (LIBOR 3M + 0.500%), 3/1/2019[b]	827,741
	CommScope Technologies Finance, LLC
2,220,000	6.000%, 6/15/2025[j]	2,267,175
	Diamond 1 Finance Corporation
950,000	3.480%, 6/1/2019[j]	952,398
1,975,000	4.420%, 6/15/2021[j]	2,003,030
1,870,000	5.450%, 6/15/2023[j]	1,955,712
2,110,000	6.020%, 6/15/2026[j]	2,218,186
	Equinix, Inc.
2,695,000	5.750%, 1/1/2025	2,714,404
	Fidelity National Information Services, Inc.
842,000	3.625%, 10/15/2020	847,443
	Harland Clarke Holdings Corporation
2,255,000	8.375%, 8/15/2022[j]	2,209,900
	Hewlett Packard Enterprise Company
301,000	2.850%, 10/5/2018	301,438
910,000	2.100%, 10/4/2019[j]	898,522
760,000	4.400%, 10/15/2022	778,820
	Intel Corporation
320,000	3.100%, 7/29/2022	319,884
925,000	3.700%, 7/29/2025	930,765
1,737,000	4.100%, 5/19/2046	1,744,030
	Iron Mountain, Inc.
2,740,000	6.000%, 8/15/2023	2,801,650
	Marvell Technology Group, Ltd.
950,000	4.200%, 6/22/2023	948,722
1,265,000	4.875%, 6/22/2028	1,255,318
	Microsoft Corporation
2,400,000	4.750%, 11/3/2055	2,725,860
2,400,000	4.200%, 11/3/2035	2,522,056
4,500,000	3.700%, 8/8/2046	4,368,039
1,850,000	4.250%, 2/6/2047	1,960,710
	NetApp, Inc.
1,200,000	2.000%, 9/27/2019	1,183,218
	NXP BV
1,830,000	3.875%, 9/1/2022[j]	1,797,975
	Oracle Corporation
565,000	2.500%, 5/15/2022	549,996
1,544,000	2.400%, 9/15/2023	1,455,923
3,565,000	2.950%, 5/15/2025	3,403,259
1,815,000	3.850%, 7/15/2036	1,737,164
	QUALCOMM, Inc.
1,158,000	3.000%, 5/20/2022	1,140,535
	Seagate HDD Cayman
1,265,000	4.750%, 1/1/2025	1,212,868
	Sensata Technologies UK Financing Company plc
1,555,000	6.250%, 2/15/2026[j]	1,617,200
	Texas Instruments, Inc.
1,630,000	4.150%, 5/15/2048	1,654,441
	Tyco Electronics Group SA
374,000	3.450%, 8/1/2024	366,072
748,000	3.125%, 8/15/2027	697,492
	VMware, Inc.
450,000	2.950%, 8/21/2022	431,702

	Total	78,427,420

Transportation (0.2%)
	Air Canada Pass Through Trust
432,651	3.875%, 3/15/2023[j]	421,835
	American Airlines Pass Through Trust
1,344,032	3.375%, 5/1/2027	1,296,385
	Avis Budget Car Rental, LLC
1,625,000	6.375%, 4/1/2024[i,j]	1,592,500
	Burlington Northern Santa Fe, LLC
1,120,000	5.750%, 5/1/2040	1,326,173
3,220,000	5.050%, 3/1/2041	3,564,875
1,175,000	4.450%, 3/15/2043	1,200,379
1,640,000	3.900%, 8/1/2046	1,544,569
	CSX Corporation
442,000	3.700%, 11/1/2023	443,363
	Delta Air Lines, Inc.
830,000	2.875%, 3/13/2020	824,505
188,034	4.950%, 11/23/2020	189,783
	ERAC USA Finance, LLC
294,000	2.800%, 11/1/2018[j]	293,948
	J.B. Hunt Transport Services, Inc.
510,000	3.300%, 8/15/2022	505,840
	XPO Logistics, Inc.
2,270,000	6.500%, 6/15/2022[j]	2,326,750

	Total	15,530,905

U.S. Government and Agencies (6.9%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	693,311
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	656,518
	U.S. Treasury Bonds
4,500,000	2.375%, 5/15/2027	4,331,953
3,560,000	2.250%, 11/15/2027	3,382,834
76,750,000	2.875%, 5/15/2028	76,869,922
4,750,000	5.250%, 11/15/2028	5,760,117
2,975,000	4.375%, 5/15/2040	3,656,577
69,076,000	2.500%, 5/15/2046	62,705,358
	U.S. Treasury Bonds, TIPS
36,792,350	0.125%, 1/15/2023	35,967,851
139,527	2.375%, 1/15/2025	154,709
32,715,142	0.375%, 1/15/2027	31,780,911
32,224,021	0.375%, 7/15/2027	31,344,722
98,505	2.125%, 2/15/2040	123,776
1,053,084	0.750%, 2/15/2042	1,027,640
	U.S. Treasury Notes
14,000,000	0.750%, 2/15/2019	13,873,125
13,400,000	1.000%, 10/15/2019	13,156,078
92,920,000	1.500%, 10/31/2019[o]	91,765,759

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
U.S. Government and Agencies (6.9%) - continued
$57,660,000	1.750%, 11/30/2019	$57,078,896
5,080,000	2.250%, 3/31/2020	5,056,783
63,255,000	1.375%, 9/30/2020	61,611,853
405,000	1.875%, 12/15/2020	398,181
5,000,000	1.375%, 5/31/2021	4,825,000
38,359,000	1.125%, 8/31/2021	36,589,392
38,000,000	1.875%, 7/31/2022	36,778,359
20,380,000	2.000%, 11/30/2022	19,776,561
29,100,000	2.125%, 7/31/2024	28,004,203
48,185,000	2.250%, 11/15/2024	46,613,341
12,900,000	2.125%, 11/30/2024	12,384,504
	U.S. Treasury Notes, TIPS
4,544,455	0.125%, 4/15/2021	4,474,247

	Total	690,842,481

Utilities (0.8%)
	American Electric Power Company, Inc.
2,552,000	2.950%, 12/15/2022	2,483,436
	Appalachian Power Company
750,000	3.300%, 6/1/2027	720,247
	Arizona Public Service Company
675,000	2.200%, 1/15/2020	666,486
	Atmos Energy Corporation
785,000	3.000%, 6/15/2027	743,181
	Berkshire Hathaway Energy Company
455,000	2.400%, 2/1/2020	451,280
1,165,000	4.500%, 2/1/2045	1,190,928
	Calpine Corporation
1,235,000	5.375%, 1/15/2023	1,174,794
	CMS Energy Corporation
1,140,000	2.950%, 2/15/2027	1,042,639
1,140,000	3.450%, 8/15/2027	1,087,790
	Commonwealth Edison Company
1,300,000	3.700%, 3/1/2045	1,206,548
650,000	4.350%, 11/15/2045	663,042
	Consolidated Edison, Inc.
772,000	2.000%, 5/15/2021	744,886
579,000	4.500%, 12/1/2045	598,663
	Dominion Energy, Inc.
1,495,000	2.962%, 7/1/2019	1,491,673
1,496,000	2.579%, 7/1/2020	1,473,695
	Dominion Gas Holdings, LLC
1,885,000	2.500%, 12/15/2019	1,867,578
	DTE Electric Company
965,000	3.700%, 3/15/2045	905,543
1,225,000	3.700%, 6/1/2046	1,165,903
1,280,000	4.050%, 5/15/2048	1,274,826
	DTE Energy Company
265,000	2.400%, 12/1/2019	261,890
	Duke Energy Carolinas, LLC
2,540,000	3.700%, 12/1/2047	2,362,475
	Duke Energy Corporation
1,520,000	3.750%, 9/1/2046	1,345,506
	Duke Energy Florida, LLC
1,030,000	3.200%, 1/15/2027	990,557
	Duke Energy Indiana, LLC
1,550,000	3.750%, 5/15/2046	1,463,301
	Dynegy, Inc.
2,665,000	7.375%, 11/1/2022	2,784,925
	Edison International
1,520,000	2.950%, 3/15/2023	1,459,743
	Emera U.S. Finance, LP
1,175,000	2.150%, 6/15/2019	1,162,743
	Energy Transfer Partners, LP
1,630,000	5.200%, 2/1/2022	1,690,473
	Eversource Energy
1,625,000	2.500%, 3/15/2021	1,591,711
	Exelon Corporation
825,000	5.100%, 6/15/2045	878,806
1,158,000	4.450%, 4/15/2046	1,124,134
	Exelon Generation Company, LLC
1,077,000	5.200%, 10/1/2019	1,102,275
1,385,000	2.950%, 1/15/2020	1,379,274
	FirstEnergy Corporation
460,000	2.850%, 7/15/2022	445,662
2,645,000	4.850%, 7/15/2047	2,702,275
	ITC Holdings Corporation
294,000	4.050%, 7/1/2023	297,383
760,000	5.300%, 7/1/2043	849,697
	MidAmerican Energy Holdings Company
2,316,000	6.500%, 9/15/2037	3,042,596
	Mississippi Power Company
1,040,000	2.987%, (LIBOR 3M + 0.650%), 3/27/2020[b]	1,039,999
1,040,000	3.950%, 3/30/2028	1,029,383
	Monongahela Power Company
990,000	5.400%, 12/15/2043[j]	1,169,710
	National Rural Utilities Cooperative Finance Corporation
1,500,000	2.300%, 11/1/2020	1,472,265
	NextEra Energy Capital Holdings, Inc.
965,000	2.300%, 4/1/2019	960,898
	NiSource Finance Corporation
748,000	3.490%, 5/15/2027	715,970
2,200,000	5.650%, 2/1/2045	2,509,879
	NRG Energy, Inc.
1,150,000	7.250%, 5/15/2026	1,224,750
	Oncor Electric Delivery Company, LLC
2,992,000	3.750%, 4/1/2045	2,834,166
	Pacific Gas and Electric Company
1,850,000	3.300%, 3/15/2027	1,671,475
	PPL Capital Funding, Inc.
497,000	3.500%, 12/1/2022	494,376
748,000	3.400%, 6/1/2023	735,437
1,400,000	5.000%, 3/15/2044	1,454,593
	PPL Electric Utilities Corporation
1,122,000	3.950%, 6/1/2047	1,092,890
	Public Service Electric & Gas Company
1,900,000	3.000%, 5/15/2027	1,797,830
	San Diego Gas and Electric Company
1,540,000	4.150%, 5/15/2048	1,543,088
	Sempra Energy
630,000	2.400%, 3/15/2020	621,231
	Southern California Edison Company
1,500,000	4.000%, 4/1/2047	1,399,592
	Southern Company
1,500,000	2.950%, 7/1/2023	1,446,403
1,843,000	3.250%, 7/1/2026	1,729,372

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Utilities (0.8%) - continued
$1,550,000	4.400%, 7/1/2046	$1,511,974
	Southern Company Gas Capital Corporation
1,870,000	4.400%, 5/30/2047	1,848,442
	Southwestern Electric Power Company
620,000	3.900%, 4/1/2045	584,741

	Total	78,777,028

	Total Long-Term Fixed Income (cost $2,960,613,590)	2,925,989,251

Shares	Collateral Held for Securities Loaned (0.4%)
34,829,428	Thrivent Cash Management Trust	34,829,428

	Total Collateral Held for Securities Loaned (cost $34,829,428)	34,829,428

Shares or Principal Amount	Short-Term Investments (10.7%)
	Federal Home Loan Bank Discount Notes
1,600,000	1.715%, 7/5/2018[o,p]	1,599,750
22,200,000	1.700%, 7/6/2018[o,p]	22,195,382
2,200,000	1.853%, 7/18/2018[o,p]	2,198,172
6,000,000	1.875%, 7/27/2018[o,p]	5,992,206
2,400,000	1.850%, 8/3/2018[o,p]	2,395,903
1,350,000	1.900%, 8/20/2018[o,p]	1,346,473
21,200,000	1.880%, 8/28/2018[o,p]	21,135,552
4,500,000	1.870%, 9/5/2018[o,p]	4,484,237
	Thrivent Core Short-Term Reserve Fund
100,992,886	2.290%	1,009,928,861

	Total Short-Term Investments (cost $1,071,272,906)	1,071,276,536

	Total Investments (cost $9,845,013,153) 109.0%	$10,966,559,315

	Other Assets and Liabilities, Net (9.0%)	(905,875,142)

	Total Net Assets 100.0%	$10,060,684,173

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	Non-income producing security.
i	All or a portion of the security is on loan.
j

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $275,836,508 or 2.7% of total net assets.

k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
l

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

m	All or a portion of the security is insured or guaranteed.
n	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
o	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Portfolio as of June 29, 2018 was $83,701,530 or 0.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$709,285
Apidos CLO XVIII, 7/22/2026	4/4/2017	3,200,000
Ares XXXIIR CLO, Ltd., 5/15/2030	4/6/2018	2,750,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	1,400,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	1,400,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	2,350,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	1,400,000
Digicel, Ltd., 4/15/2021	8/18/2014	3,797,373
DRB Prime Student Loan Trust, 7/25/2031	9/23/2015	577,976
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	561,873
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	2,252,429
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	39,393
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	4,500,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	1,325,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	3,683,000
Golub Capital Partners, Ltd., 1/20/2031	12/11/2017	2,500,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	4,500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,575,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	4,425,000
Mountain View CLO, Ltd., 7/15/2031	5/31/2018	3,175,000
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	2,662,083
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	850,000
Octagon Investment Partners XVI, Ltd., 7/17/2030	6/15/2018	750,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Security	Acquisition Date	Cost
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	$3,250,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	1,300,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	5,994,641
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	1,222,076
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	3,000,000
Shackleton, Ltd., 4/15/2027	12/16/2016	4,500,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	235,746
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	547,136
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	286,141
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	2,493,758
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	134,206
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	4,500,000
Verus Securitization Trust, 7/25/2047	7/24/2017	2,828,148
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	1,400,000
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$12,936,838
Common Stock	20,723,836

Total lending	$33,660,674
Gross amount payable upon return of collateral for securities loaned	$34,829,428

Net amounts due to counterparty	$1,168,754

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.0%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$ 508,712	4.844%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$505,532
	Big River Steel, LLC, Term Loan
441,662	7.334%, (LIBOR 3M + 5.000%), 8/15/2023[b]	446,909
	Chemours Company, Term Loan
508,725	3.850%, (LIBOR 1M + 1.750%), 3/26/2025[b,c]	501,730
	CONSOL Mining Corporation, Term Loan
54,725	8.320%, (LIBOR 3M + 6.000%), 10/30/2022[b]	56,048
	Contura Energy, Inc., Term Loan
782,438	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	782,438
	Coronado Australian Holdings Property, Ltd., Term Loan
75,000	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	75,469
274,313	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	276,027
	MRC Global (US), Inc., Term Loan
438,897	5.094%, (LIBOR 1M + 3.000%), 9/20/2024[b]	440,271
	Peabody Energy Corporation, Term Loan
359,100	4.844%, (LIBOR 1M + 2.750%), 4/11/2025[b]	356,188
	Tronox Finance, LLC, Term Loan
302,318	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	302,016
697,657	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	696,959

	Total	4,439,587

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
459,163	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[b]	457,671
	BWAY Holding Company, Term Loan
1,180,000	0.000%, (LIBOR 3M + 3.250%), 4/3/2024[b,d,e]	1,172,814
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,220,969	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	1,211,811
	Flex Acquisition Company, Inc. Term Loan
1,635,000	0.000%, (LIBOR 3M + 3.250%), 6/22/2025[b,d,e]	1,630,226
	GFL Environmental, Inc., Term Loan
24,309	0.000%, (LIBOR 3M + 2.750%), 5/31/2025[b,c,d,e]	24,127
195,691	5.084%, (LIBOR 3M + 2.750%), 5/31/2025[b,c]	194,223
	Navistar, Inc., Term Loan
109,725	5.530%, (LIBOR 1M + 3.500%), 11/3/2024[b]	109,657
	Sterigenics-Nordion Holdings, LLC, Term Loan
873,938	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[b]	870,660

	Total	5,671,189

Communications Services (0.3%)
	Altice Financing SA, Term Loan
84,150	4.344%, (LIBOR 3M + 2.750%), 7/14/2025[b]	83,467
410,850	5.098%, (LIBOR 3M + 2.750%), 7/15/2025[b]	403,935
29,850	5.098%, (LIBOR 3M + 2.750%), 10/6/2026[b]	29,216
	CBS Radio, Inc., Term Loan
74,625	4.838%, (LIBOR 1M + 2.750%), 10/17/2023[b]	73,506
	CenturyLink, Inc., Term Loan
930,325	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[b]	910,556
	Charter Communications Operating, LLC, Term Loan
850,725	4.100%, (LIBOR 1M + 2.000%), 4/13/2025[b]	848,862
	CSC Holdings, LLC, Term Loan
89,100	4.323%, (LIBOR 1M + 2.250%), 7/17/2025[b]	88,432
	Frontier Communications Corporation, Term Loan
1,056,800	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	1,043,262
	Gray Television, Inc., Term Loan
68,950	4.251%, (LIBOR 1M + 2.250%), 2/7/2024[b]	68,657
	Hargray Merger Subsidiary Corporation, Term Loan
560,894	5.094%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	558,790
	Intelsat Jackson Holdings SA, Term Loan
685,000	5.853%, (LIBOR 1M + 3.750%), 11/27/2023[b]	682,746
	Level 3 Financing, Inc., Term Loan
115,000	4.334%, (LIBOR 1M + 2.250%), 2/22/2024[b]	114,569
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,910,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	2,812,515
170,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b]	156,612
	Mediacom Illinois, LLC, Term Loan
269,325	3.740%, (LIBOR 1W + 1.750%), 2/15/2024[b]	268,202
	NEP/NCP Holdco, Inc., Term Loan
918,096	5.344%, (LIBOR 3M + 3.250%), 7/21/2022[b]	913,120
49,499	9.339%, (LIBOR 3M + 7.000%), 1/23/2023[b]	49,623
	Radiate Holdco, LLC, Term Loan
1,691,436	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,665,794

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.0%)[a]	Value
Communications Services (0.3%) - continued
	Sable International Finance, Ltd., Term Loan
$ 1,565,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[b]	$1,563,920
	SBA Senior Finance II, LLC, Term Loan
380,000	4.100%, (LIBOR 1M + 2.000%), 4/6/2025[b]	377,150
	SFR Group SA, Term Loan
306,900	4.844%, (LIBOR 1M + 2.750%), 6/22/2025[b]	300,050
	Sinclair Television Group, Inc., Term Loan
1,485,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	1,478,510
	Sprint Communications, Inc., Term Loan
1,481,250	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,473,222
	Syniverse Holdings, Inc., Term Loan
194,513	7.046%, (LIBOR 1M + 5.000%), 2/9/2023[b]	194,108
	Unitymedia Finance, LLC, Term Loan
130,000	4.323%, (LIBOR 1M + 2.250%), 1/20/2026[b]	128,886
	Univision Communications, Inc., Term Loan
1,060,692	4.844%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,024,014
	Virgin Media Bristol, LLC, Term Loan
130,000	4.573%, (LIBOR 1M + 2.500%), 1/31/2026[b]	128,944
	WideOpenWest Finance, LLC, Term Loan
519,077	5.335%, (LIBOR 1M + 3.250%), 8/6/2023[b]	494,421
	Windstream Services, LLC, Term Loan
310,000	0.000%, (LIBOR 3M + 4.000%), 3/30/2021[b,d,e]	293,837

	Total	18,228,926

Consumer Cyclical (0.1%)
	Boyd Gaming Corporation, Term Loan
54,994	4.488%, (LIBOR 1W + 2.500%), 9/15/2023[b]	55,070
	Cengage Learning Acquisitions, Term Loan
619,917	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	567,999
	Eldorado Resorts, Inc., Term Loan
39,590	4.375%, (LIBOR 1M + 2.250%), 4/17/2024[b]	39,417
	Four Seasons Hotels, Ltd., Term Loan
447,727	4.094%, (LIBOR 1M + 2.000%), 11/30/2023[b]	444,092
	Golden Entertainment, Inc., Term Loan
965,150	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[b]	962,139
155,000	9.100%, (LIBOR 1M + 7.000%), 8/15/2025[b]	156,744
	Golden Nugget, Inc., Term Loan
$123,740	4.823%, (LIBOR 1M + 2.750%), 10/4/2023[b]	123,499
	Men’s Warehouse, Inc., Term Loan
249,375	5.482%, (LIBOR 1M + 3.500%), 3/28/2025[b]	250,415
	Mohegan Tribal Gaming Authority, Term Loan
748,953	6.094%, (LIBOR 1M + 4.000%), 10/13/2023[b]	705,139
	Neiman Marcus Group, LLC, Term Loan
254,336	5.263%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	225,024
	Scientific Games International, Inc., Term Loan
1,446,375	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[b]	1,435,527
	Seminole Hard Rock Entertainment, Inc., Term Loan
48,106	5.058%, (LIBOR 3M + 2.750%), 5/14/2020[b]	48,206
	Stars Group Holdings BV, Term Loan
1,421,475	0.000%, (LIBOR 3M + 3.000%), 3/29/2025[b]	1,418,632
1,095,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[b,d,e]	1,095,000
	Tenneco, Inc.,Term Loan
695,000	0.000%, (LIBOR 3M + 2.750%), 6/18/2025[b,d,e]	687,619
	Wyndham Hotels & Resorts, Inc., Term Loan
310,000	3.726%, (LIBOR 1M + 1.750%), 3/29/2025[b]	309,225

	Total	8,523,747

Consumer Non-Cyclical (0.2%)
	Air Medical Group Holdings, Inc., Term Loan
1,373,100	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,332,195
54,725	6.335%, (LIBOR 1M + 4.250%), 9/26/2024[b]	53,881
	Albertson’s, LLC, Term Loan
858,633	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[b]	849,661
795,698	5.319%, (LIBOR 3M + 3.000%), 6/22/2023[b]	786,524
	Anmeal Pharmaceuticals LLC, Term Loan
504,883	5.625%, (LIBOR 1M + 3.500%), 3/23/2025[b]	503,465
	Burlington Coat Factory Warehouse Corporation, Term Loan
654,141	4.600%, (LIBOR 1M + 2.500%), 11/9/2024[b]	654,959
	CHS/Community Health Systems, Inc., Term Loan
28,159	5.307%, (LIBOR 3M + 3.000%), 12/31/2019[b]	28,101
96,505	5.557%, (LIBOR 3M + 3.250%), 1/27/2021[b]	94,105

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.0%)[a]	Value
Consumer Non-Cyclical (0.2%) - continued
	Endo Luxembourg Finance Company I SARL., Term Loan
$ 773,270	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	$771,336
	Energizer Holdings, Inc., Term Loan
695,000	0.000%, (LIBOR 3M + 2.250%), 6/21/2025[b,d,e]	694,708
	Grifols Worldwide Operations USA, Inc., Term Loan
676,437	4.238%, (LIBOR 1W + 2.250%), 1/23/2025[b]	676,437
	JBS USA LUX SA, Term Loan
1,259,063	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	1,248,360
	Libbey Glass, Inc., Term Loan
65,182	5.046%, (LIBOR 1M + 3.000%), 4/9/2021[b]	64,123
	Mallinckrodt International Finance SA, Term Loan
169,575	5.517%, (LIBOR 3M + 3.000%), 9/24/2024[b]	166,679
	McGraw-Hill Global Education Holdings, LLC, Term Loan
921,125	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	899,635
	Ortho-Clinical Diagnostics, Term Loan
1,390,000	5.336%, (LIBOR 3M + 3.250%), 6/2/2025[b]	1,383,926
	Revlon Consumer Products Corporation, Term Loan
568,188	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	437,505
	Valeant Pharmaceuticals International, Inc., Term Loan
990,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	985,981

	Total	11,631,581

Energy (<0.1%)
	Calpine Corporation, Term Loan
550,742	4.840%, (LIBOR 3M + 2.500%), 1/15/2024[b]	549,420
	Consolidated Energy Finance SA, Term Loan
405,000	4.525%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	401,962
	Houston Fuel Oil Terminal Company, LLC, Term Loan
1,050,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[b,d,e]	1,046,063
	McDermott Technology (Americas), Inc., Term Loan
740,644	7.094%, (LIBOR 1M + 5.000%), 4/4/2025[b]	743,421
	MEG Energy Corporation, Term Loan
83,437	5.600%, (LIBOR 1M + 3.500%), 12/31/2023[b]	83,375
	Pacific Drilling SA, Term Loan
551,520	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	187,059

	Total	3,011,300

Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
1,199,797	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[b]	1,148,433
	Avolon TLB Borrower 1 US, LLC, Term Loan
885,000	4.088%, (LIBOR 1M + 2.000%), 1/15/2025[b]	873,566
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
800,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,d,e]	785,000
	Cyxtera DC Holdings, Inc., Term Loan
113,850	5.360%, (LIBOR 3M + 3.000%), 5/1/2024[b]	113,622
70,000	9.610%, (LIBOR 3M + 7.250%), 5/1/2025[b]	69,737
	Digicel International Finance, Ltd., Term Loan
870,615	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	830,349
	DJO Finance, LLC, Term Loan
353,775	5.451%, (LIBOR 3M + 3.250%), 6/7/2020[b]	351,787
	Genworth Holdings, Inc., Term Loan
175,000	6.546%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	178,063
	Ineos US Finance, LLC, Term Loan
184,075	4.094%, (LIBOR 1M + 2.000%), 3/31/2024[b]	182,847
	MoneyGram International, Inc., Term Loan
937,748	5.344%, (LIBOR 3M + 3.250%), 3/28/2020[b]	904,927
	Trans Union, LLC, Term Loan
310,000	0.000%, (LIBOR 3M + 2.000%), 6/12/2025[b,d,e]	308,838

	Total	5,747,169

Technology (0.1%)
	First Data Corporation, Term Loan
220,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[b]	218,546
	Harland Clarke Holdings Corporation, Term Loan
304,405	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[b]	295,781
	Micron Technology, Inc., Term Loan
398,982	3.850%, (LIBOR 1M + 1.750%), 4/26/2022[b]	399,581
	Plantronics, Inc., Term Loan
1,390,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,d,e]	1,385,663
	Rackspace Hosting, Inc., Term Loan
772,362	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[b]	761,417
	SS&C Technologies Holdings Europe SARL, Term Loan
218,386	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	218,264
	SS&C Technologies, Inc., Term Loan
584,040	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	583,713

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

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Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (1.0%)[a]	Value
Technology (0.1%) - continued
	TNS, Inc., Term Loan
$ 396,076	6.100%, (LIBOR 1M + 4.000%), 8/14/2022[b,c]	$392,115
	Vantiv, LLC, Term Loan
1,305,000	0.000%, (LIBOR 3M + 1.750%), 8/20/2024[b,d,e]	1,298,240

	Total	5,553,320

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
1,356,300	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[b]	1,357,995
	OSG Bulk Ships, Inc., Term Loan
227,333	6.770%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	225,060

	Total	1,583,055

Utilities (<0.1%)
	EnergySolutions, LLC, Term Loan
325,000	6.084%, (LIBOR 3M + 3.750%), 5/7/2025[b,c,d,e]	325,406
	HD Supply Waterworks, Term Loan
507,450	5.253%, (LIBOR 3M + 3.000%), 7/21/2024[b,c]	506,815
	Talen Energy Supply, LLC, Term Loan
439,080	6.094%, (LIBOR 1M + 4.000%), 7/6/2023[b]	440,015
	TerraForm Power Operating LLC, Term Loan
239,398	4.094%, (LIBOR 1M + 2.000%), 11/8/2022[b]	238,999

	Total	1,511,235

	Total Bank Loans (cost $66,868,600)	65,901,109

Shares	Registered Investment Companies (43.0%)
Affiliated Equity Holdings (36.2%)
21,029,454	Thrivent Core International Equity Fund	211,135,719
18,581,652	Thrivent Core Low Volatility Equity Fund[h]	188,789,587
27,128,888	Thrivent Large Cap Stock Portfolio	371,239,847
23,989,535	Thrivent Large Cap Value Portfolio	430,041,199
22,324,213	Thrivent Mid Cap Stock Portfolio	436,623,665
54,248,760	Thrivent Partner Worldwide Allocation Portfolio	541,511,118
5,079,219	Thrivent Small Cap Stock Portfolio	103,031,459

	Total	2,282,372,594

Affiliated Fixed Income Holdings (5.8%)
6,206,831	Thrivent Core Emerging Markets Debt Fund	56,854,574
11,820,183	Thrivent High Yield Portfolio	55,460,297
16,177,463	Thrivent Income Portfolio	158,403,250
9,794,658	Thrivent Limited Maturity Bond Portfolio	95,820,164

	Total	366,538,285

Equity Funds/Exchange Traded Funds (0.7%)
2,470	BlackRock Resources & Commodities Strategy Trust	22,946
14,060	iShares Russell 2000 Index Fund	2,302,606
23,366	ProShares Ultra S&P 500[i]	2,600,402
90,797	SPDR S&P 500 ETF Trust	24,631,410
53,440	SPDR S&P Biotech ETF[i]	5,086,954
21,590	SPDR S&P Health Care Equipment ETF	1,688,770
33,750	SPDR S&P Retail ETF	1,638,900
28,180	Vanguard REIT ETF	2,295,261

	Total	40,267,249

Fixed Income Funds/Exchange Traded Funds (0.3%)
79,500	Invesco Senior Loan ETF	1,820,550
35,000	iShares Barclays 1-3 Year Credit Bond Fund	3,629,500
25,000	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,864,250
107,395	Vanguard Short-Term Corporate Bond ETF	8,387,550

	Total	16,701,850

	Total Registered Investment Companies (cost $2,339,933,571)	2,705,879,978

	Common Stock (36.1%)
Consumer Discretionary (4.9%)
51,955	Amazon.com, Inc.[h]	88,313,109
32,400	American Axle & Manufacturing Holdings, Inc.[h]	504,144
1,800	AOKI Holdings, Inc.	26,267
700	Aoyama Trading Company, Ltd.	23,356
22,102	Aptiv plc	2,025,206
6,526	Aramark	242,115
11,258	Ascent Capital Group, Inc.[h]	31,635
2,900	Autobacs Seven Company, Ltd.	51,350
9,294	Berkeley Group Holdings plc	462,962
7,716	Booking Holdings, Inc.[h]	15,641,026
56,540	BorgWarner, Inc.	2,440,266
23,400	Bridgestone Corporation	914,071
66,092	Bright Horizons Family Solutions, Inc.[h]	6,775,752
45,939	Burlington Stores, Inc.[h]	6,915,198
165,014	Carnival Corporation	9,456,952
24,723	CBS Corporation	1,389,927
12,693	Cedar Fair, LP	799,786
8,063	Century Casinos, Inc.[h]	70,551
54,346	Children’s Place, Inc.	6,564,997
5,580	Chipotle Mexican Grill, Inc.[h]	2,407,045
2,300	Chiyoda Company, Ltd.	53,203
972	Cie Generale des Etablissements Michelin	117,591
109,790	Comcast Corporation	3,602,210
153,924	Core-Mark Holding Company, Inc.	3,494,075
9,825	Criteo SA ADR[h]	322,751
125,620	Crocs, Inc.[h]	2,212,168
27,127	CSS Industries, Inc.	458,446
24,717	Culp, Inc.	606,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

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Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (36.1%)	Value
Consumer Discretionary (4.9%) - continued
3,600	DCM Holdings Company, Ltd.	$33,676
18,250	DISH Network Corporation[h]	613,382
61,725	Dollar Tree, Inc.[h]	5,246,625
138,645	Duluth Holdings, Inc.[h,i]	3,298,365
10,797	Emerald Expositions Events, Inc.	222,418
6,820	Expedia Group, Inc.	819,696
173,289	Extended Stay America, Inc.	3,744,775
36,968	Five Below, Inc.[h]	3,612,143
61,208	G-III Apparel Group, Ltd.[h]	2,717,635
72,110	Habit Restaurants, Inc.[h]	721,100
67,728	Harley-Davidson, Inc.	2,849,994
8,966	Haverty Furniture Companies, Inc.	193,666
6,345	Hemisphere Media Group, Inc.[h]	83,119
33,321	Home Depot, Inc.	6,500,927
33,400	Honda Motor Company, Ltd.	979,321
4,487	Hugo Boss AG	406,922
13,983	Inchcape plc	143,752
35,182	International Speedway Corporation	1,572,635
1,425	Ipsos SA	48,627
133,176	Las Vegas Sands Corporation	10,169,319
11,267	La-Z-Boy, Inc.	344,770
29,182	Liberty Media Corporation - Liberty SiriusXM[h]	1,323,696
13,465	Liberty SiriusXM Group[h]	606,598
15,515	Lithia Motors, Inc.	1,467,254
98,140	Lowe’s Companies, Inc.	9,379,240
4,450	Lululemon Athletica, Inc.[h]	555,583
13,151	Magna International, Inc.	764,468
202	Marcus Corporation	6,565
3,106	McDonald’s Corporation	486,679
11,507	Mediaset Espana Comunicacion SA	96,725
81,290	Michaels Companies, Inc.[h]	1,558,329
55,511	Modine Manufacturing Company[h]	1,013,076
64,201	Netflix, Inc.[h]	25,130,197
108,540	Newell Brands, Inc.	2,799,247
45,556	News Corporation, Class A	706,118
14,881	News Corporation, Class B	235,864
364	Nexity SA	22,980
2,575	Next plc	204,967
9,200	NHK Spring Company, Ltd.	86,600
110,100	Nissan Motor Company, Ltd.	1,071,294
73,740	Norwegian Cruise Line Holdings, Ltd.[h]	3,484,215
162,851	Nutrisystem, Inc.	6,269,764
4,547	O’Reilly Automotive, Inc.[h]	1,243,923
40,390	Oxford Industries, Inc.	3,351,562
44,164	Papa John’s International, Inc.[i]	2,239,998
14,427	Peugeot SA	328,724
47,374	Planet Fitness, Inc.[h]	2,081,614
1,500	Plenus Company, Ltd.	24,579
24,810	Polaris Industries, Inc.	3,031,286
3,895	ProSiebenSat.1 Media AG	98,563
8,424	PVH Corporation	1,261,241
4,575	RHh,i	639,128
40,174	Ross Stores, Inc.	3,404,747
4,500	Sangetsu Company, Ltd.	91,071
11,100	Sankyo Company, Ltd.	434,063
21,000	Sekisui House, Ltd.	371,162
2,900	SHIMAMURA Company, Ltd.	254,962
104,960	Six Flags Entertainment Corporation	7,352,448
9,410	Stamps.com, Inc.[h]	2,381,201
9,300	Sumitomo Rubber Industries, Ltd.	147,414
11	Systemax, Inc.	378
700	Takara Standard Company, Ltd.	11,655
80,017	Toll Brothers, Inc.	2,959,829
85,459	Tower International, Inc.	2,717,596
17,300	Toyoda Gosei Company, Ltd.	437,857
12,905	Tupperware Brands Corporation	532,202
14,500	TV Asahi Holdings Corporation	318,078
8,722	Ulta Beauty, Inc.[h]	2,036,238
11,540	Vail Resorts, Inc.	3,164,153
34,086	VF Corporation	2,778,691
3,775	Whirlpool Corporation	552,018
55,280	Wingstop, Inc.	2,881,194
3,441	Wolters Kluwer NV	193,304
42,140	Zumiez, Inc.[h]	1,055,607

	Total	305,891,773

Consumer Staples (0.9%)
113,734	Archer-Daniels-Midland Company	5,212,429
2,800	Arcs Company, Ltd.	76,399
12,483	Coca-Cola Company	547,504
217,000	Cott Corporation	3,591,350
51,360	CVS Health Corporation	3,305,016
59,526	e.l.f. Beauty, Inc.[h,i]	907,176
18,073	Empire Company, Ltd.	362,794
3,431	ForFarmers BV	44,536
95,616	Hain Celestial Group, Inc.[h]	2,849,357
295	Henkel AG & Company KGaA	32,754
17,381	Inter Parfums, Inc.	929,884
37,900	Japan Tobacco, Inc.	1,059,169
36,690	John B. Sanfilippo & Son, Inc.	2,731,571
10,980	Kimberly-Clark Corporation	1,156,633
4,200	Lawson, Inc.	262,299
77,758	MGP Ingredients, Inc.	6,905,688
800	Ministop Company, Ltd.	16,135
69,914	Monster Beverage Corporation[h]	4,006,072
60,733	PepsiCo, Inc.	6,612,002
79,116	Pinnacle Foods, Inc.	5,147,287
6,975	Seneca Foods Corporation[h]	188,325
20,932	SpartanNash Company	534,185
1,285	Swedish Match AB	63,507
19,016	Unilever NV	1,059,515
27,243	Unilever plc	1,504,914
47,979	Wal-Mart Stores, Inc.	4,109,401
11,440	Wesfarmers, Ltd.	417,403

	Total	53,633,305

Energy (1.8%)
194,054	Abraxas Petroleum Corporation[h]	560,816
127,638	Anadarko Petroleum Corporation	9,349,484
4,355	Andeavor	571,289
246,754	Archrock, Inc.	2,961,048
59,970	BP plc	456,282
326,384	Callon Petroleum Company[h]	3,505,364
52,370	Chevron Corporation	6,621,139
22,214	Concho Resources, Inc.[h]	3,073,307
3,109	Contura Energy, Inc.	226,024
194,167	Denbury Resources, Inc.[h]	933,943
61,380	Devon Energy Corporation	2,698,265
23,751	EQT Corporation	1,310,580
22,319	Era Group, Inc.[h]	289,031
25,426	Euronav NV	233,919
30,156	Exterran Corporation[h]	755,106
81,081	Exxon Mobil Corporation	6,707,831
109,037	Forum Energy Technologies, Inc.[h]	1,346,607
556	Gaztransport Et Technigaz SA	34,030
489,291	Gran Tierra Energy, Inc.[h]	1,688,054
217,373	Halliburton Company	9,794,827
71,946	Helix Energy Solutions Group, Inc.[h]	599,310
22,134	HollyFrontier Corporation	1,514,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (36.1%)	Value
Energy (1.8%) - continued
5,684	Keane Group, Inc.[h]	$77,700
284,373	Marathon Oil Corporation	5,932,021
118,281	Newpark Resources, Inc.[h]	1,283,349
101,076	Nine Energy Service, Inc.[h]	3,347,637
52,919	Noble Corporation[h]	334,977
81,180	Northern Oil and Gas, Inc.[h]	255,717
18,148	Oil States International, Inc.[h]	582,551
10,180	OMV AG	575,759
38,348	ONEOK, Inc.	2,677,841
94,117	Parsley Energy, Inc.[h]	2,849,863
189,785	Patterson-UTI Energy, Inc.	3,416,130
8,200	Phillips 66	920,942
22,680	Pioneer Energy Services Corporation[h]	132,678
46,292	Pioneer Natural Resources Company	8,760,298
104,248	Ring Energy, Inc.[h]	1,315,610
41,846	Rowan Companies plc[h]	678,742
3,632	Royal Dutch Shell plc, Class A	125,700
38,177	Royal Dutch Shell plc, Class B	1,367,231
43,610	RPC, Inc.[i]	635,398
56,689	SM Energy Company	1,456,340
15,254	Tallgrass Energy GP, LP	338,029
1,114	Targa Resources Corporation	55,132
137,025	TechnipFMC plc	4,349,174
65,577	Teekay Tankers, Ltd.	76,725
9,066	Total SA	550,540
359,760	Transocean, Ltd.[h]	4,835,174
93,749	Unit Corporation[h]	2,396,224
17,488	W&T Offshore, Inc.[h]	125,039
622,110	Weatherford International plc[h]	2,046,742
28,684	Whiting Petroleum Corporation[h]	1,512,221
168,754	WPX Energy, Inc.[h]	3,042,635

	Total	111,285,005

Financials (6.3%)
15,778	Affiliated Managers Group, Inc.	2,345,715
55,079	Aflac, Inc.	2,369,499
12,637	Allstate Corporation	1,153,379
27,350	Ally Financial, Inc.	718,484
11,988	American Express Company	1,174,824
78,904	American Financial Group, Inc.	8,468,766
25,160	American International Group, Inc.	1,333,983
30,600	Ameris Bancorp	1,632,510
3,791	Anima Holding SPA[j]	20,262
800	Aozora Bank, Ltd.	30,361
9,498	Apollo Investment Corporation	52,904
4,433	Ares Capital Corporation	72,923
37,813	Argo Group International Holdings, Ltd.	2,198,826
115,400	Assured Guaranty, Ltd.	4,123,242
2,381	ASX, Ltd.	113,497
21,758	Australia & New Zealand Banking Group, Ltd.	455,386
28,370	Banca Monte dei Paschi di Siena SPA[h,i]	81,631
48,232	Banco BPM SPA[h]	140,110
110,323	Banco de Sabadell SA	184,219
77,350	BancorpSouth Bank	2,548,682
810,179	Bank of America Corporation	22,838,946
3,172	Bank of Marin Bancorp	256,456
66,151	Bank of New York Mellon Corporation	3,567,523
36,633	Bank of the Ozarks	1,649,950
24,909	BankFinancial Corporation	439,644
11,909	Bankinter SA	115,553
14,713	Barclays plc	36,367
110,242	Beneficial Bancorp, Inc.	1,785,920
34,185	Berkshire Hathaway, Inc.[h]	6,380,630
31,418	Berkshire Hills Bancorp, Inc.	1,275,571
61,040	Blackstone Group, LP	1,963,657
7,820	Blue Hills Bancorp, Inc.	173,604
935	BNP Paribas SA	57,836
144,557	Boston Private Financial Holdings, Inc.	2,298,456
221,012	BrightSphere Investment Group	3,151,631
2,231	Brookline Bancorp, Inc.	41,497
264,323	Brown & Brown, Inc.	7,329,677
7,659	CaixaBank SA	32,967
54,002	Capital One Financial Corporation	4,962,784
81,428	Cathay General Bancorp	3,297,020
89,910	Central Pacific Financial Corporation	2,575,921
37,423	Chemical Financial Corporation	2,083,338
5,820	Cherry Hill Mortgage Investment Corporation	103,945
14,080	Chubb, Ltd.	1,788,442
26,348	CI Financial Corporation	473,589
413,269	Citigroup, Inc.	27,655,961
17,596	Citizens Financial Group, Inc.	684,484
196,765	CNO Financial Group, Inc.	3,746,406
18,396	CNP Assurances	417,949
92,811	CoBiz Financial, Inc.	1,993,580
28,250	Comerica, Inc.	2,568,490
39,915	Community Trust Bancorp, Inc.	1,993,754
80,696	Direct Line Insurance Group plc	364,154
34,780	Discover Financial Services	2,448,860
19,982	DnB ASA	389,111
177,248	Dynex Capital, Inc.	1,157,429
187,376	E*TRADE Financial Corporation[h]	11,459,916
94,692	East West Bancorp, Inc.	6,173,918
13,792	Ellington Residential Mortgage REIT	150,333
48,263	Employers Holdings, Inc.	1,940,173
77,494	Enterprise Financial Services Corporation	4,180,801
53,131	Essent Group, Ltd.[h]	1,903,152
6,118	Euronext NVj	387,684
8,501	FBL Financial Group, Inc.	669,454
135,324	Fifth Third Bancorp	3,883,799
22,892	Financial Institutions, Inc.	753,147
15,600	Finecobank Banca Fineco SPA	175,610
31,566	First Busey Corporation	1,001,274
47,124	First Commonwealth Financial Corporation	730,893
29,423	First Defiance Financial Corporation	1,973,106
13,679	First Financial Corporation	620,343
184,661	First Hawaiian, Inc.	5,358,862
85,888	First Interstate BancSystem, Inc.	3,624,474
4,058	First Merchants Corporation	188,291
1,622	First Mid-Illinois Bancshares, Inc.	63,745
22,898	First Midwest Bancorp, Inc.	583,212
7,241	First of Long Island Corporation	179,939
8,200	First Republic Bank	793,678
71,577	FlexiGroup, Ltd.	117,513
7,031	Genworth MI Canada, Inc.	228,796
79,609	Goldman Sachs Group, Inc.	17,559,357
44,747	Great Southern Bancorp, Inc.	2,559,528
108,101	Hamilton Lane, Inc.	5,185,605
44,020	Hancock Whitney Corporation	2,053,533
12,968	Hanmi Financial Corporation	367,643
4,652	Hannover Rueckversicherung SE	578,345
15,283	Hanover Insurance Group, Inc.	1,827,235
474	Hargreaves Lansdown plc	12,287
59,539	Hartford Financial Services Group, Inc.	3,044,229
21,207	Heartland Financial USA, Inc.	1,163,204

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (36.1%)	Value
Financials (6.3%) - continued
174,653	Heritage Commerce Corporation	$2,967,354
10,731	Heritage Financial Corporation	373,975
35,216	Hometrust Bancshares, Inc.[h]	991,330
9,915	Hope Bancorp, Inc.	176,784
63,931	Horace Mann Educators Corporation	2,851,323
47,463	Horizon Bancorp, Inc.	982,009
38,616	Houlihan Lokey, Inc.	1,977,912
149,386	HSBC Holdings plc	1,395,914
237,276	Huntington Bancshares, Inc.	3,502,194
35,339	IBERIABANK Corporation	2,678,696
35,374	Independent Bank Corporation	902,037
16,073	Infinity Property & Casualty Corporation	2,287,992
64,119	Interactive Brokers Group, Inc.	4,129,905
92,429	Intercontinental Exchange, Inc.	6,798,153
48,882	Invesco, Ltd.	1,298,306
216,784	Investment Technology Group, Inc.	4,535,121
36,230	J.P. Morgan Chase & Company	3,775,166
103,799	Jefferies Financial Group, Inc.	2,360,389
5,379	Jupiter Fund Management plc	31,537
905,214	KeyCorp	17,687,882
94,818	Ladder Capital Corporation	1,481,057
19,202	Lakeland Bancorp, Inc.	381,160
96,393	Loews Corporation	4,653,854
2,139	Macquarie Group, Ltd.	194,940
930	Markel Corporation[h]	1,008,446
12,461	MarketAxess Holdings, Inc.	2,465,533
4,300	Matsui Securities Company, Ltd.	41,045
339,644	Medibank Private, Ltd.	733,370
4,282	Mercantile Bank Corporation	158,263
170,804	Meridian Bancorp, Inc.	3,270,897
61,430	MetLife, Inc.	2,678,348
56,967	MidWestOne Financial Group, Inc.	1,924,345
160,500	Mizuho Financial Group, Inc.	270,360
42,602	Morgan Stanley	2,019,335
565	Nasdaq, Inc.	51,568
16,010	National Bank Holdings Corporation	617,826
8,077	National Bank of Canada	387,799
25,858	Navigators Group, Inc.	1,473,906
2,543	NBT Bancorp, Inc.	97,015
49,213	Old Mutual, Ltd.[h]	97,292
21,948	Old Second Bancorp, Inc.	316,051
32,975	PacWest Bancorp	1,629,625
3,386	Pargesa Holding SA	286,594
110,930	PCSB Financial Corporation	2,204,179
11,432	Peapack-Gladstone Financial Corporation	395,433
6,122	Peoples Bancorp, Inc.	231,289
4,513	Plus500, Ltd.	95,548
3,333	Power Corporation of Canada	74,639
6,370	PowerShares QQQ	1,093,410
26,050	Primerica, Inc.	2,594,580
32,611	Principal Financial Group, Inc.	1,726,752
143,724	Provident Financial Services, Inc.	3,956,722
12,800	Prudential Financial, Inc.	1,196,928
25,127	QCR Holdings, Inc.	1,192,276
16,403	Quilter plc[h,j]	31,372
29,000	Radian Group, Inc.	470,380
4,431	Raymond James Financial, Inc.	395,910
40,871	Regions Financial Corporation	726,686
63,940	Sandy Spring Bancorp, Inc.	2,622,179
162,510	Santander Consumer USA Holdings Inc.	3,102,316
1,020	Schroders plc	42,327
146,050	Seacoast Banking Corporation of Florida[h]	4,612,259
2,500	Senshu Ikeda Holdings, Inc.	8,431
255,770	SLM Corporation[h]	2,928,567
35,020	State Auto Financial Corporation	1,047,448
26,060	State Street Corporation	2,425,925
124,132	Sterling Bancorp	2,917,102
60,731	Stifel Financial Corporation	3,173,195
2,503	Sun Life Financial, Inc.	100,585
22,472	SVB Financial Group[h]	6,489,015
64,791	Synchrony Financial	2,162,724
171,560	Synovus Financial Corporation	9,063,515
58,774	TD Ameritrade Holding Corporation	3,219,052
9,532	Territorial Bancorp, Inc.	295,492
27,190	TriCo Bancshares	1,018,266
6,090	TriState Capital Holdings, Inc.[h]	158,949
184,861	TrustCo Bank Corporation	1,645,263
38,190	U.S. Bancorp	1,910,264
1,643	UMB Financial Corporation	125,246
48,590	United Community Banks, Inc.	1,490,255
78,243	United Financial Bancorp, Inc.	1,370,817
4,727	United Fire Group, Inc.	257,669
29,827	Unum Group	1,103,301
16,313	Washington Trust Bancorp, Inc.	947,785
42,453	Wells Fargo & Company	2,353,594
94,937	Western Alliance Bancorp[h]	5,374,384
22,676	Wintrust Financial Corporation	1,973,946
52,216	WSFS Financial Corporation	2,783,113
118,180	Zions Bancorporation	6,226,904

	Total	400,091,984

Health Care (4.0%)
2,990	ABIOMED, Inc.[h]	1,223,059
6,780	Acceleron Pharma, Inc.[h]	328,966
28,504	Aerie Pharmaceuticals, Inc.[h]	1,925,445
11,800	Aetna, Inc.	2,165,300
31,110	Amgen, Inc.	5,742,595
1,277	Amplifon SPA	26,405
17,240	Ardelyx, Inc.[h]	63,788
16,278	Arena Pharmaceuticals, Inc.[h]	709,721
9,100	Astellas Pharmaceutical, Inc.	138,489
62,433	Asterias Biotherapeutics, Inc.[h,i]	84,285
1,097	Atrion Corporation	657,542
29,634	Biogen, Inc.[h]	8,600,972
38,964	BioMarin Pharmaceutical, Inc.[h]	3,670,409
40,795	Cardiovascular Systems, Inc.[h]	1,319,310
110,840	Catalent, Inc.[h]	4,643,088
70,331	Celgene Corporation[h]	5,585,688
15,250	Coherus Biosciences, Inc.[h]	213,500
29,742	Concert Pharmaceuticals, Inc.[h]	500,558
91,817	Danaher Corporation	9,060,502
34,690	Dexcom, Inc.[h]	3,294,856
42,353	Edwards Lifesciences Corporation[h]	6,165,326
10,730	Eli Lilly and Company	915,591
14,034	Epizyme, Inc.[h]	190,161
58,200	Evolent Health, Inc.[h,i]	1,225,110
13,991	Exelixis, Inc.[h]	301,086
29,120	Express Scripts Holding Company[h]	2,248,355
4,499	FibroGen, Inc.[h]	281,637
156,950	GenMark Diagnostics, Inc.[h]	1,001,341
2,231	Genomic Health, Inc.[h]	112,442
41,150	GlaxoSmithKline plc ADR	1,658,756
24,878	Halozyme Therapeutics, Inc.[h]	419,692
1,232	HealthStream, Inc.	33,646
9,581	Heska Corporation[h]	994,412
40,904	Hill-Rom Holdings, Inc.	3,572,555
20,357	Illumina, Inc.[h]	5,685,507
23,802	Inogen, Inc.[h]	4,435,027

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (36.1%)	Value
Health Care (4.0%) - continued
75,905	Intersect ENT, Inc.[h]	$2,842,642
13,170	Intra-Cellular Therapies, Inc.[h]	232,714
11,546	Intuitive Surgical, Inc.[h]	5,524,530
19,300	Jazz Pharmaceuticals, Inc.[h]	3,325,390
83,086	Johnson & Johnson	10,081,655
3,500	KYORIN Holdings, Inc.	72,639
56,291	LHC Group, Inc.[h]	4,817,947
368	LNA Sante	23,171
20,983	Magellan Health Services, Inc.[h]	2,013,319
7,217	Medpace Holdings, Inc.[h]	310,331
105,067	Medtronic plc	8,994,786
86,310	Merck & Company, Inc.	5,239,017
103,500	MiMedx Group, Inc.[h,i]	661,365
61,980	Mylan NVh	2,239,957
79,600	Myriad Genetics, Inc.[h]	2,974,652
18,749	National Healthcare Corporation	1,319,555
39,904	Neurocrine Biosciences, Inc.[h]	3,920,169
32,800	Neuronetics, Inc.[h]	872,808
47,663	Nevro Corporation[h]	3,805,891
15,252	Novartis AG	1,155,353
34,195	Novo Nordisk AS	1,579,486
35,177	Novocure, Ltd.[h]	1,101,040
85,540	NuVasive, Inc.[h]	4,458,345
63,100	Omnicell, Inc.[h]	3,309,595
130,933	Optinose, Inc.[h,i]	3,663,505
29,520	PerkinElmer, Inc.	2,161,750
26,850	Perrigo Company plc	1,957,633
263,769	Pfizer, Inc.	9,569,539
24,169	Prothena Corporation plc[h]	352,384
5,314	Roche Holding AG	1,178,954
5,620	Sage Therapeutics, Inc.[h]	879,699
125,959	Tactile Systems Technology, Inc.[h]	6,549,868
28,712	Teleflex, Inc.	7,700,846
51,366	Thermo Fisher Scientific, Inc.	10,639,953
101,134	UnitedHealth Group, Inc.	24,812,216
29,900	Universal Health Services, Inc.	3,332,056
55,939	Veeva Systems, Inc.[h]	4,299,472
53,079	Vertex Pharmaceuticals, Inc.[h]	9,021,307
12,960	West Pharmaceutical Services, Inc.	1,286,798
114,040	Wright Medical Group NVh	2,960,478
151,128	Zoetis, Inc.	12,874,594

	Total	253,312,531

Industrials (4.9%)
50,923	Acco Brands Corporation	705,284
4,656	ACS Actividades de Construccion y Servicios, SAh	187,851
3,850	Acuity Brands, Inc.	446,100
284	Adecco SA	16,760
42,645	Advanced Disposal Services, Inc.[h]	1,056,743
32,883	AECOM[h]	1,086,126
27,395	Aegion Corporation[h]	705,421
55,500	Aerojet Rocketdyne Holdings, Inc.[h]	1,636,695
31,895	AGCO Corporation	1,936,664
74,942	AMETEK, Inc.	5,407,815
264	ArcBest Corporation	12,065
32,216	ASGN, Inc.[h]	2,518,969
21,547	Atlas Copco AB	561,338
32,679	Atlas Copco AB, Class A	946,402
8,436	AZZ, Inc.	366,544
19,424	BAE Systems plc	165,246
8,310	Boeing Company	2,788,088
8,375	Brink’s Company	667,906
17,090	BWX Technologies, Inc.	1,065,049
104,991	Casella Waste Systems, Inc.[h]	2,688,820
80,202	Caterpillar, Inc.	10,881,005
60,430	CBIZ, Inc.[h]	1,389,890
64,822	Colfax Corporation[h]	1,986,794
55,129	Comfort Systems USA, Inc.	2,524,908
109,456	Costamare, Inc.	873,459
40,918	Crane Company	3,278,759
2,540	CSW Industrials, Inc.[h]	134,239
184,840	CSX Corporation	11,789,095
1,045	Cummins, Inc.	138,985
11,860	Curtiss-Wright Corporation	1,411,577
53,570	Delta Air Lines, Inc.	2,653,858
22,675	Dun & Bradstreet Corporation	2,781,089
29,226	Dycom Industries, Inc.[h]	2,762,149
55,704	EMCOR Group, Inc.	4,243,531
49,510	Emerson Electric Company	3,423,121
48,651	Encore Wire Corporation	2,308,490
1,231	Engility Holdings, Inc.[h]	37,718
21,547	Epiroc ABh	197,265
32,407	Epiroc AB, Class Ah	340,071
10,702	ESCO Technologies, Inc.	617,505
22,149	Federal Signal Corporation	515,850
2,666	Ferguson plc	215,700
21,861	Forrester Research, Inc.	917,069
48,384	Fortive Corporation	3,730,890
33,930	Fortune Brands Home and Security, Inc.	1,821,702
11,570	Franklin Electric Company, Inc.	521,807
17,966	General Dynamics Corporation	3,349,042
29,290	Genesee & Wyoming, Inc.[h]	2,381,863
1,315	Global Brass and Copper Holdings, Inc.	41,225
4,504	GMS, Inc.[h]	122,013
6,628	Gorman-Rupp Company	231,980
37,344	Granite Construction, Inc.	2,078,567
32,143	GWA Group, Ltd.	80,734
5,157	Harsco Corporation[h]	113,970
68,066	Healthcare Services Group, Inc.	2,939,771
51,785	Heico Corporation	3,776,680
7,532	Hillenbrand, Inc.	355,134
136,287	Honeywell International, Inc.	19,632,142
25,654	Hubbell, Inc.	2,712,654
6,200	Huntington Ingalls Industries, Inc.	1,344,098
3,858	Hyster-Yale Materials Handling, Inc.	247,877
28,530	ICF International, Inc.	2,027,057
4,100	Inaba Denki Sangyo Company, Ltd.	167,301
25,710	Ingersoll-Rand plc	2,306,958
110,077	Interface, Inc.	2,526,267
100,218	Jacobs Engineering Group, Inc.	6,362,841
28,233	JB Hunt Transport Services, Inc.	3,431,721
131,427	KAR Auction Services, Inc.	7,202,200
43,442	KeyW Holding Corporation[h,i]	379,683
43,822	Kforce, Inc.	1,503,095
127,710	Kirby Corporation[h]	10,676,556
17,030	L3 Technologies, Inc.	3,275,210
23,279	Lincoln Electric Holdings, Inc.	2,042,965
22,820	Lindsay Corporation	2,213,312
7,052	Lockheed Martin Corporation	2,083,372
1,754	Loomis AB	60,768
43,410	Masco Corporation	1,624,402
30,880	Masonite International Corporation[h]	2,218,728
51,331	Mercury Systems, Inc.[h]	1,953,658
56,021	Milacron Holdings Corporation[h]	1,060,478
6,000	Mitsuboshi Belting, Ltd.	75,291
5,580	Monadelphous Group, Ltd.	62,065
20,573	Moog, Inc.	1,603,871
352,956	MRC Global, Inc.[h]	7,648,557
12,503	National Express Group plc	66,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (36.1%)	Value
Industrials (4.9%) - continued
34,104	Navigant Consulting, Inc.[h]	$755,063
180,885	NCI Building Systems, Inc.[h]	3,798,585
216,600	Nexeo Solutions, Inc.[h]	1,977,558
10,300	Nitto Kogyo Corporation	205,806
3,117	Nobina ABj	23,768
67,107	Norfolk Southern Corporation	10,124,433
3,783	Northgate plc	20,310
20,087	Old Dominion Freight Line, Inc.	2,992,160
12,291	Orion Group Holdings, Inc.[h]	101,524
37,588	Oshkosh Corporation	2,643,188
29,684	PageGroup plc	220,108
27,705	Parker Hannifin Corporation	4,317,824
84,081	Primoris Services Corporation	2,289,526
30,234	Radiant Logistics, Inc.[h]	118,215
47,672	Raven Industries, Inc.	1,832,988
14,416	Resources Connection, Inc.	243,630
1,239	Rockwool International AS	482,970
17,072	Roper Industries, Inc.	4,710,336
20,559	Royal Mail plc	136,777
3,100	Saia, Inc.[h]	250,635
6,246	Sandvik AB	110,310
2,798	Schindler Holding AG, Participation Certificate	600,739
8,757	Schneider Electric SE	728,292
37	SGS SA	98,316
4,300	ShinMaywa Industries, Ltd.	50,439
45,007	SiteOne Landscape Supply, Inc.[h]	3,779,238
27,385	SKF AB	506,959
7,768	Smiths Group plc	173,517
707	Societa Iniziative Autostradali e Servizi SPA	10,606
323,378	Southwest Airlines Company	16,453,473
18,359	SP Plus Corporation[h]	682,955
1,669	Spirax-Sarco Engineering plc	143,123
69,406	SPX Corporation[h]	2,432,680
20,549	SPX FLOW, Inc.[h]	899,430
3,977	Standex International Corporation	406,449
52,900	Sumitomo Electric Industries, Ltd.	786,762
1,400	Taikisha, Ltd.	42,432
49,100	Terex Corporation	2,071,529
4,000	Toppan Forms Company, Ltd.	40,441
35,000	Toppan Printing Company, Ltd.	273,807
84,805	TPI Composites, Inc.[h]	2,479,698
11,228	Transcontinental, Inc.	260,747
4,010	TransDigm Group, Inc.	1,384,011
16,110	TransUnion	1,154,120
75,879	TriMas Corporation[h]	2,230,843
6,068	TrueBlue, Inc.[h]	163,533
15,000	Tsubakimoto Chain Company	118,966
32,810	United Continental Holdings, Inc.[h]	2,287,841
15,034	United Parcel Service, Inc.	1,597,062
35,899	United Rentals, Inc.[h]	5,299,410
66,710	United Technologies Corporation	8,340,751
81,950	Univar, Inc.[h]	2,150,368
29,946	Universal Truckload Services, Inc.	786,083
17,097	Valmont Industries, Inc.	2,577,373
3,711	Vectrus, Inc.[h]	114,373
40,475	Verisk Analytics, Inc.[h]	4,356,729
6,955	Vinci SA	667,619
15,662	WABCO Holdings, Inc.[h]	1,832,767
53,663	WageWorks, Inc.[h]	2,683,150
117,920	Waste Connections, Inc.	8,877,018
10,169	Watsco, Inc.	1,812,929
74,176	Willdan Group, Inc.[h]	2,297,231
1,800	Yuasa Trading Company, Ltd.	57,321

	Total	309,509,379

Information Technology (10.3%)
59,070	2U, Inc.[h]	4,935,889
4,701	Adobe Systems, Inc.[h]	1,146,151
86,100	Advanced Micro Devices, Inc.[h]	1,290,639
62,940	Agilent Technologies, Inc.	3,892,210
91,500	Akamai Technologies, Inc.[h]	6,700,545
6,000	Alliance Data Systems Corporation	1,399,200
38,103	Alphabet, Inc., Class Ah	43,025,527
11,874	Alphabet, Inc., Class Ch	13,247,228
5,857	Amadeus IT Holding SA	460,551
25,403	Ambarella, Inc.[h,i]	980,810
8,593	American Software, Inc.	125,200
63,319	Amphenol Corporation	5,518,251
198,414	Apple, Inc.	36,728,415
43,168	Applied Materials, Inc.	1,993,930
17,650	Arista Networks, Inc.[h]	4,544,698
84,787	Arrow Electronics, Inc.[h]	6,382,765
10,570	Atkore International Group, Inc.[h]	219,539
10,640	Atlassian Corporation plc[h]	665,213
107,530	Autodesk, Inc.[h]	14,096,108
31,215	Automatic Data Processing, Inc.	4,187,180
37,340	Belden, Inc.	2,282,221
77,211	Benchmark Electronics, Inc.	2,250,701
115,413	Blackline, Inc.[h]	5,012,387
171,810	Booz Allen Hamilton Holding Corporation	7,513,251
79,805	CA, Inc.	2,845,048
5,600	Canon, Inc.	183,633
7,433	Capgemini SA	996,097
19,988	Carsales.com, Ltd.	223,424
20,834	CDW Corporation	1,683,179
6,338	CGI Group, Inc.[h]	401,642
215,491	Ciena Corporation[h]	5,712,666
689,157	Cisco Systems, Inc.	29,654,426
27,650	Cognex Corporation	1,233,466
32,325	CoreLogic, Inc.[h]	1,677,667
2,295	CSG Systems International, Inc.	93,797
44,900	Descartes Systems Group, Inc.[h]	1,459,250
139,220	Dolby Laboratories, Inc.	8,588,482
23,851	Endurance International Group Holdings, Inc.[h]	237,317
18,527	Envestnet, Inc.[h]	1,018,059
11,710	Euronet Worldwide, Inc.[h]	980,947
143,256	EVERTEC, Inc.	3,130,144
2,607	ExlService Holdings, Inc.[h]	147,582
196,852	Facebook, Inc.[h]	38,252,281
41,223	Fidelity National Information Services, Inc.	4,370,875
57,398	Fiserv, Inc.[h]	4,252,618
111,380	FLIR Systems, Inc.	5,788,419
62,421	Fortinet, Inc.[h]	3,896,943
41,850	Global Payments, Inc.	4,665,856
69,900	Guidewire Software, Inc.[h]	6,205,722
100	Hirose Electric Company, Ltd.	12,367
13,400	IAC/InterActiveCorporation[h]	2,043,366
30,840	Insight Enterprises, Inc.[h]	1,509,001
1,800	ITOCHU Techno-Solutions Corporation	31,049
173,344	Keysight Technologies, Inc.[h]	10,232,496
55,200	Konica Minolta Holdings, Inc.	511,943
1,180	Kulicke and Soffa Industries, Inc.	28,108
6,200	Kyocera Corporation	348,675
16,930	Lam Research Corporation	2,926,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

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Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (36.1%)	Value
Information Technology (10.3%) - continued
2,087	Leidos Holdings, Inc.	$123,133
42,996	Liberty Tripadvisor Holdings, Inc.[h]	692,236
105,030	M/A-COM Technology Solutions Holdings, Inc.[h,i]	2,419,891
16,156	ManTech International Corporation	866,608
196,703	MasterCard, Inc.	38,656,074
39,410	Maxim Integrated Products, Inc.	2,311,791
6,571	Mellanox Technologies, Ltd.[h]	553,935
19,764	Methode Electronics, Inc.	796,489
442,392	Microsoft Corporation	43,624,275
57,096	Monolithic Power Systems, Inc.	7,632,022
65,240	National Instruments Corporation	2,738,775
5,500	NEC Networks & System Integration Corporation	123,617
59,025	New Relic, Inc.[h]	5,937,325
24,016	Nice, Ltd. ADR[h]	2,492,140
21,423	Novanta, Inc.[h]	1,334,653
188,798	NRG Yield, Inc., Class A	3,219,006
60,747	NVIDIA Corporation	14,390,964
249,530	Oracle Corporation	10,994,292
22,060	Palo Alto Networks, Inc.[h]	4,532,668
319,851	PayPal Holdings, Inc.[h]	26,633,993
53,525	Pegasystems, Inc.	2,933,170
53,380	Plexus Corporation[h]	3,178,245
66,613	Proofpoint, Inc.[h]	7,681,145
96,259	Q2 Holdings, Inc.[h]	5,491,576
259,561	Quantenna Communications, Inc.[h]	4,033,578
82,842	Red Hat, Inc.[h]	11,131,480
40,265	RELX NV	855,988
34,958	RELX plc	746,526
26,690	Rogers Corporation[h]	2,974,867
52,509	Rudolph Technologies, Inc.[h]	1,554,266
2,000	Ryoyo Electro Corporation	32,300
127,337	SailPoint Technologies Holdings, Inc.[h]	3,124,850
211,605	Salesforce.com, Inc.[h]	28,862,922
5,010	ScanSource, Inc.[h]	201,903
3,825	Seagate Technology plc	215,998
265,261	Sequans Communications SA ADR[h,i]	541,132
27,408	ServiceNow, Inc.[h]	4,727,058
30,000	Shinko Electric Industries Company, Ltd.	267,742
47,700	SS&C Technologies Holdings, Inc.	2,475,630
77,003	Synopsys, Inc.[h]	6,589,147
3,261	TE Connectivity, Ltd.	293,686
20,825	Teradata Corporation[h]	836,124
16,429	Teradyne, Inc.	625,452
59,901	Texas Instruments, Inc.	6,604,085
31,242	Total System Services, Inc.	2,640,574
20,988	Trimble, Inc.[h]	689,246
45,225	Twitter, Inc.[h]	1,974,976
27,918	Tyler Technologies, Inc.[h]	6,200,588
6,147	Ultimate Software Group, Inc.[h]	1,581,685
68,055	Verint Systems, Inc.[h]	3,018,239
4,286	VeriSign, Inc.[h]	588,982
126,879	Virtusa Corporation[h]	6,176,470
248,604	Visa, Inc.	32,927,600
186,144	Xilinx, Inc.	12,147,757
39,348	XO Group, Inc.[h]	1,259,136
6,100	Yahoo Japan Corporation	20,208
103,213	Zix Corporation[h]	556,318
500	Zuora, Inc.[h]	13,600

	Total	649,789,640

Materials (1.2%)
19,300	Alcoa Corporation[h]	904,784
16,985	Balchem Corporation	1,666,908
12,725	Ball Corporation	452,374
17,924	BASF SE	1,711,180
41,237	BHP Billiton plc	925,458
23,675	BHP Billiton, Ltd.	592,396
3,906	Canfor Corporation[h]	94,007
49,824	Celanese Corporation	5,533,453
36,850	CF Industries Holdings, Inc.	1,636,140
49,327	Continental Building Products, Inc.[h]	1,556,267
14,718	Crown Holdings, Inc.[h]	658,778
25,100	Daicel Corporation	277,276
23,919	Eastman Chemical Company	2,390,943
14,393	Evonik Industries AG	492,439
4,520	Ferrexpo plc	10,868
57,670	Ferroglobe Representation & Warranty Insurance Trust[c,h]	6
49,665	Freeport-McMoRan, Inc.	857,218
10,699	Granges AB	139,609
70,778	Graphic Packaging Holding Company	1,026,989
27,921	Hecla Mining Company	97,165
2,600	Hokuetsu Kishu Paper Company, Ltd.	13,369
38,012	Innospec, Inc.	2,909,819
28,171	International Paper Company	1,467,146
4,500	JSR Corporation	76,474
12,948	Kadant, Inc.	1,244,950
5,000	Kaneka Corporation	44,778
7,432	Koppers Holdings, Inc.[h]	285,017
20,900	Kuraray Company, Ltd.	287,447
10,300	Kyoei Steel, Ltd.	194,360
8,273	Lundin Mining Corporation	46,001
18,060	Martin Marietta Materials, Inc.	4,033,340
74,026	Mercer International, Inc.	1,295,455
8,512	Methanex Corporation	601,798
16,787	Minerals Technologies, Inc.	1,264,900
15,953	Mondi plc	430,381
62,143	Myers Industries, Inc.	1,193,146
4,862	Navigator Company SA	28,870
18,260	Neenah, Inc.	1,549,361
91,474	Newmont Mining Corporation	3,449,485
7,000	Nippon Kayaku Company, Ltd.	78,199
34,525	Nucor Corporation	2,157,812
6,049	Olympic Steel, Inc.	123,460
133,072	OMNOVA Solutions, Inc.[h]	1,383,949
104,194	Owens-Illinois, Inc.[h]	1,751,501
8,968	Packaging Corporation of America	1,002,533
76,085	Reliance Steel & Aluminum Company	6,660,481
754	Rio Tinto plc	41,559
3,287	Rio Tinto, Ltd.	203,088
44,900	RPM International, Inc.	2,618,568
28,953	Ryerson Holding Corporation[h]	322,826
28,387	Sandfire Resources NL	192,211
500	Sanyo Special Steel Company, Ltd.	11,923
54,995	Schweitzer-Mauduit International, Inc.	2,404,381
42,075	Scotts Miracle-Gro Company	3,498,957
48,145	Sensient Technologies Corporation	3,444,775
30,785	Sonoco Products Company	1,616,213
32,470	Steel Dynamics, Inc.	1,491,997
2,525	Stepan Company	196,975
1,400	Taiyo Holdings Company, Ltd.	57,410
7,200	Toagosei Company, Ltd.	83,083
15,592	Trinseo SA	1,106,252
2,950	United States Lime & Minerals, Inc.	247,505
6,581	United States Steel Corporation	228,690
28,579	UPM-Kymmene Oyj	1,017,559
28,629	Verso Corporation[h]	622,967
61,921	WestRock Company	3,530,735

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (36.1%)	Value
Materials (1.2%) - continued
1,300	Yamato Kogyo Company, Ltd.	$39,217

	Total	77,575,181

Real Estate (1.2%)
40,340	Ares Commercial Real Estate Corporation	557,095
156,331	Armada Hoffler Properties, Inc.	2,329,332
2,732	Artis Real Estate Investment Trust	27,244
73,794	Ashford Hospitality Trust, Inc.	597,731
10,428	Bluerock Residential Growth REIT, Inc.	93,018
20,060	Breaemar Hotels & Resorts, Inc.	229,085
282,816	Brixmor Property Group, Inc.	4,929,483
6,700	Camden Property Trust	610,571
85,357	Catchmark Timber Trust, Inc.	1,086,595
283,323	Cedar Realty Trust, Inc.	1,337,285
71,791	Chatham Lodging Trust	1,523,405
35,417	City Office REIT, Inc.	454,400
80,266	Cousins Properties, Inc.	777,778
33,636	CyrusOne, Inc.	1,962,997
5,000	Digital Realty Trust, Inc.	557,900
60,134	Douglas Emmett, Inc.	2,416,184
21,250	Duke Realty Corporation	616,887
30,897	Empire State Realty Trust, Inc.	528,339
26,059	First Industrial Realty Trust, Inc.	868,807
14,312	Forest City Realty Trust, Inc.	326,457
34,583	Franklin Street Properties Corporation	296,030
6,413	Gaming and Leisure Properties, Inc.	229,585
23,050	General Growth Properties, Inc.	470,912
8,416	Getty Realty Corporation	237,079
4,775	Gladstone Commercial Corporation	91,776
34,000	Hang Lung Properties, Ltd.	69,839
92,290	Highwoods Properties, Inc.	4,681,872
68,750	Hospitality Properties Trust	1,966,938
30,645	Host Hotels & Resorts, Inc.	645,690
221,747	Hudson Pacific Properties, Inc.	7,856,496
60,000	Hysan Development Company, Ltd.	334,890
184,956	InfraREIT, Inc.	4,100,475
30,631	Liberty Property Trust	1,357,872
6,085	Mid-America Apartment Communities, Inc.	612,577
208,155	Monmouth Real Estate Investment Corporation	3,440,802
95,464	National Storage Affiliates Trust	2,942,200
2,324	NexPoint Residential Trust, Inc.	66,118
20,284	One Liberty Properties, Inc.	535,700
24,418	Outfront Media, Inc.	474,930
43,610	Physicians Realty Trust	695,143
20,096	Ramco-Gershenson Properties Trust	265,468
10,146	RE/MAX Holdings, Inc.	532,158
180,774	Retail Properties of America, Inc.	2,310,292
18,000	Road King Infrastructure, Ltd.	31,385
6,475	Ryman Hospitality Properties	538,396
5,691	Saul Centers, Inc.	304,924
24,886	SBA Communications Corporation[h]	4,109,176
858,228	Spirit Realty Capital, Inc.	6,891,571
11,172	Sun Communities, Inc.	1,093,515
15,000	Sun Hung Kai Properties, Ltd.	225,989
6,000	Swire Pacific, Ltd.	63,419
48,753	Terreno Realty Corporation	1,836,526
82,772	Urstadt Biddle Properties, Inc.	1,873,130
80,542	Weyerhaeuser Company	2,936,561
43,800	Wing Tai Holdings, Ltd.	63,888
26,823	Xenia Hotels & Resorts, Inc.	653,408

	Total	76,667,323

Telecommunications Services (0.2%)
5,914	Freenet AGi	156,376
129,389	KCOM Group plc	165,297
2,900	KDDI Corporation	79,300
2,300	Nippon Telegraph & Telephone Corporation	104,484
59,400	NTT DOCOMO, Inc.	1,513,653
176,040	ORBCOMM, Inc.[h]	1,778,004
40,545	Telenor ASA	830,382
3,173	Telephone & Data Systems, Inc.	87,004
134,659	Verizon Communications, Inc.	6,774,694

	Total	11,489,194

Utilities (0.4%)
83,743	AES Corporation	1,122,994
794	Alpha Natural Resources Holdings, Inc.[h]	23,026
2,987	ANR, Inc.[h]	82,441
17,228	Artesian Resources Corporation	667,930
13,527	Consolidated Water Company, Ltd.	174,498
23,610	Edison International, Inc.	1,493,805
25,105	Enagas SA	732,220
33,170	MDU Resources Group, Inc.	951,316
9,255	Middlesex Water Company	390,283
24,990	New Jersey Resources Corporation	1,118,303
16,932	NorthWestern Corporation	969,357
41,555	NRG Yield, Inc., Class C	714,746
30,700	Osaka Gas Company, Ltd.	635,673
92,472	PG&E Corporation	3,935,608
42,360	PNM Resources, Inc.	1,647,804
4,585	Portland General Electric Company	196,055
14,400	Public Service Enterprise Group, Inc.	779,616
16,290	Southwest Gas Holdings, Inc.	1,242,438
5,985	Spire, Inc.	422,840
15,900	Tokyo Gas Company, Ltd.	422,181
154,506	UGI Corporation	8,045,127
2,704	Unitil Corporation	138,012
1,145	Verbund AG	36,949

	Total	25,943,222

	Total Common Stock (cost $1,698,363,562)	2,275,188,537

Principal Amount	Long-Term Fixed Income (16.4%)
Asset-Backed Securities (0.6%)
	Access Group, Inc.
227,970	2.591%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,j	225,464
	AMSR Trust
1,075,000	3.485%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ab,j	1,077,832
	Apidos CLO XVIII
950,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,[b]	950,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Asset-Backed Securities (0.6%) - continued
	Ares XXXIIR CLO, Ltd.
$750,000	3.302%, (LIBOR 3M + 0.940%), 5/15/2030, Ser. 2014-32RA, Class A1A*,b	$748,334
	Babson CLO, Ltd.
385,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	385,040
	Bayview Koitere Fund Trust
876,347	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Ab,j	884,573
	Betony CLO, Ltd.
350,000	3.189%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,c,j]	349,125
	Birchwood Park CLO, Ltd.
385,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	385,046
	BlueMountain CLO, Ltd.
725,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	725,074
	Cent CLO 22, Ltd.
400,000	3.773%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	400,212
	Commonbond Student Loan Trust
608,194	2.730%, 10/25/2040, Ser. 2016-B, Class A1[j]	594,295
831,355	2.591%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,j]	831,515
577,965	3.210%, 2/25/2044, Ser. 2018-AGS, Class A1[j]	575,466
	DRB Prime Student Loan Trust
311,490	3.991%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	319,964
1,049,930	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	1,048,581
	Earnest Student Loan Program, LLC
1,398,793	3.020%, 5/25/2034, Ser. 2016-B, Class A2[j]	1,389,879
69,262	2.680%, 7/25/2035, Ser. 2016-C, Class A2[j]	67,744
	Edlinc Student Loan Funding Trust
141,248	4.880%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	143,202
	Galaxy XX CLO, Ltd.
1,200,000	3.359%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	1,194,798
	GoldenTree Loan Opportunities IX, Ltd.
400,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	400,096
	Golub Capital Partners, Ltd.
750,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2031, Ser. 2015-22A, Class AR*,b	752,639
1,095,000	3.559%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class AR*,b	1,099,189
	Laurel Road Prime Student Loan Trust
850,000	2.810%, 11/25/2042, Ser. 2017-C, Class A2Bj	829,922
	Lendmark Funding Trust
600,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Aj	592,165
	Limerock CLO III, LLC
1,150,000	3.559%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	1,150,178
	Madison Park Funding XIV, Ltd.
1,050,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	1,050,151
	Magnetite XII, Ltd.
1,200,000	3.678%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	1,203,785
	Morgan Stanley Bank of America Merrill Lynch Trust
1,425,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	1,414,061
1,425,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	1,397,028
	Morgan Stanley Capital, Inc.
835,797	2.241%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPb	536,190
	Mountain View CLO, Ltd.
850,000	3.169%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1R*,b,c	850,000
	Neuberger Berman CLO XIV, Ltd.
600,000	3.609%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	601,532
	Neuberger Berman CLO, Ltd.
260,000	3.542%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	260,544
	Octagon Investment Partners XVI, Ltd.
250,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2R*,b,c,e	250,000
	Octagon Investment Partners XX, Ltd.
975,000	3.485%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	975,249
	OZLM VIII, Ltd.
385,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	385,040
	Race Point IX CLO, Ltd.
900,000	3.558%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	903,328

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Asset-Backed Securities (0.6%) - continued
	Renaissance Home Equity Loan Trust
$1,085,734	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[k]	$778,801
1,337,508	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[k]	994,375
1,143,149	5.580%, 11/25/2036, Ser. 2006-3, Class AF2[k]	656,322
	Shackleton, Ltd.
1,200,000	3.718%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	1,200,251
	SLM Student Loan Trust
358,446	2.611%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	359,419
	SoFi Consumer Loan Program, LLC
24,629	3.280%, 1/26/2026, Ser. 2017-1, Class Aj	24,609
566,039	2.500%, 5/26/2026, Ser. 2017-4, Class Aj	558,899
631,907	2.140%, 9/25/2026, Ser. 2017-5, Class A1[j]	628,470
	SoFi Professional Loan Program, LLC
270,701	2.420%, 3/25/2030, Ser. 2015-A, Class A2[j]	267,053
	Stanwich Mortgage Loan Company, LLC
78,582	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,k	78,599
	Symphony CLO VIII, Ltd.
36,907	3.431%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-8A, Class AR*,b	36,909
	Symphony CLO XV, Ltd.
1,150,000	3.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	1,150,141
	U.S. Small Business Administration
300,047	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	301,095
	Voya CLO 3, Ltd.
385,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,b	384,524

	Total	34,366,871

Basic Materials (0.3%)
	Alcoa Nederland Holding BV
710,000	6.750%, 9/30/2024[j]	748,759
	Anglo American Capital plc
13,000	4.125%, 9/27/2022[j]	13,067
820,000	4.875%, 5/14/2025[j]	823,784
	ArcelorMittal SA
650,000	5.500%, 3/1/2021	677,300
1,093,000	6.125%, 6/1/2025[i]	1,177,707
	Braskem Netherlands Finance BV
720,000	4.500%, 1/10/2028[j]	662,400
	BWAY Holding Company
775,000	5.500%, 4/15/2024[j]	755,625
	CF Industries, Inc.
815,000	3.450%, 6/1/2023[i]	771,186
	Chemours Company
665,000	5.375%, 5/15/2027	643,387
	Dow Chemical Company
10,000	8.550%, 5/15/2019	10,481
	E.I. du Pont de Nemours and Company
14,000	2.200%, 5/1/2020	13,799
	First Quantum Minerals, Ltd.
410,000	7.000%, 2/15/2021[j]	414,100
500,000	7.500%, 4/1/2025[j]	493,450
	FMG Resources Property, Ltd.
30,000	5.125%, 5/15/2024[j]	28,537
	Georgia-Pacific, LLC
245,000	2.539%, 11/15/2019[j]	243,423
	Glencore Finance Canada, Ltd.
224,000	6.000%, 11/15/2041[j]	234,356
	Glencore Funding, LLC
224,000	4.125%, 5/30/2023[j]	223,509
300,000	4.000%, 3/27/2027[j]	283,075
	International Paper Company
600,000	4.350%, 8/15/2048	537,776
	Kinross Gold Corporation
7,000	5.125%, 9/1/2021	7,182
448,000	5.950%, 3/15/2024	459,200
635,000	4.500%, 7/15/2027[j]	582,612
	LyondellBasell Industries NV
10,000	5.000%, 4/15/2019	10,099
	Novelis Corporation
275,000	5.875%, 9/30/2026[j]	263,312
	Olin Corporation
895,000	5.125%, 9/15/2027	870,388
	Peabody Securities Finance Corporation
775,000	6.375%, 3/31/2025[j]	796,313
	Platform Specialty Products Corporation
520,000	5.875%, 12/1/2025[j]	508,300
	Sherwin-Williams Company
13,000	2.250%, 5/15/2020	12,784
540,000	3.125%, 6/1/2024	515,558
	Steel Dynamics, Inc.
645,000	5.000%, 12/15/2026	645,000
	Syngenta Finance NV
525,000	3.933%, 4/23/2021[j]	523,631
	Teck Resources, Ltd.
955,000	6.125%, 10/1/2035	959,775
	United States Steel Corporation
805,000	6.250%, 3/15/2026	796,447
	Vale Overseas, Ltd.
340,000	6.250%, 8/10/2026	368,220
350,000	6.875%, 11/21/2036	392,945
350,000	6.875%, 11/10/2039	396,375
	Westlake Chemical Corporation
448,000	3.600%, 8/15/2026	424,904
	WestRock Company
470,000	3.750%, 3/15/2025[j]	461,065
	Xstrata Finance Canada, Ltd.
10,000	4.950%, 11/15/2021[j]	10,379

	Total	17,760,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

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Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Capital Goods (0.3%)
	AECOM
$970,000	5.875%, 10/15/2024	$1,000,313
	Ardagh Packaging Finance plc
760,000	6.000%, 2/15/2025[j]	740,050
	Ashtead Capital, Inc.
650,000	4.125%, 8/15/2025[j]	606,125
	Bombardier, Inc.
925,000	7.500%, 3/15/2025[j]	963,156
	Building Materials Corporation of America
710,000	6.000%, 10/15/2025[j]	711,775
	Cemex SAB de CV
55,000	5.700%, 1/11/2025[j]	54,367
730,000	6.125%, 5/5/2025[j]	742,045
	Cintas Corporation No. 2
10,000	2.900%, 4/1/2022	9,777
345,000	3.700%, 4/1/2027	338,284
	CNH Industrial Capital, LLC
480,000	4.875%, 4/1/2021	492,600
	CNH Industrial NV
600,000	3.850%, 11/15/2027	559,326
	Crown Americas Capital Corporation IV
720,000	4.500%, 1/15/2023	705,600
	General Electric Company
16,000	5.000%, 1/21/2021[b,l]	15,784
	Huntington Ingalls Industries, Inc.
720,000	3.483%, 12/1/2027	676,656
	L3 Technologies, Inc.
705,000	3.950%, 5/28/2024	695,976
	Lockheed Martin Corporation
160,000	2.500%, 11/23/2020	157,828
480,000	3.600%, 3/1/2035	446,317
448,000	4.500%, 5/15/2036	464,666
120,000	6.150%, 9/1/2036	147,035
	Northrop Grumman Corporation
820,000	3.850%, 4/15/2045	743,324
	Owens-Brockway Glass Container, Inc.
960,000	5.000%, 1/15/2022[j]	956,400
	Republic Services, Inc.
335,000	2.900%, 7/1/2026	310,985
	Reynolds Group Issuer, Inc.
670,000	5.125%, 7/15/2023[j]	661,625
	Rockwell Collins, Inc.
10,000	1.950%, 7/15/2019	9,903
720,000	2.800%, 3/15/2022	701,408
	Roper Industries, Inc.
612,000	2.050%, 10/1/2018	611,236
	Roper Technologies, Inc.
336,000	2.800%, 12/15/2021	328,114
	Siemens Financieringsmaatschappij NV
932,000	4.200%, 3/16/2047[j]	942,511
	Standard Industries, Inc.
415,000	5.500%, 2/15/2023[j]	422,781
	Textron, Inc.
400,000	7.250%, 10/1/2019	419,097
720,000	3.375%, 3/1/2028	667,683
	United Rentals North America, Inc.
735,000	5.500%, 7/15/2025	740,512
	United Technologies Corporation
600,000	4.050%, 5/4/2047	548,641

	Total	17,591,900

Collateralized Mortgage Obligations (0.3%)
	Alternative Loan Trust
95,124	5.500%, 10/25/2035, Ser. 2005-47CB, Class A7	80,024
	Angel Oak Mortgage Trust I, LLC
213,162	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	213,098
	Banc of America Alternative Loan Trust
32,898	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	29,544
	Bayview Opportunity Master Fund Trust
785,908	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ab,j	792,786
1,282,601	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ab,j	1,293,830
1,022,229	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,j	1,018,648
	Citigroup Mortgage Loan Trust, Inc.
272,345	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	273,023
15,605	3.887%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	13,114
	CitiMortgage Alternative Loan Trust
940,871	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	884,551
	COLT Mortgage Loan Trust
1,036,409	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,j	1,029,004
	Countrywide Alternative Loan Trust
330,867	3.315%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	291,040
338,664	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	225,045
167,178	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	159,939
180,467	6.000%, 4/25/2037, Ser. 2007-7T2, Class A9	124,688
855,674	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	708,909
883,439	7.000%, 10/25/2037, Ser. 2007-24, Class A10	568,918
	Countrywide Home Loans, Inc.
315,177	5.750%, 4/25/2037, Ser. 2007-3, Class A27	259,097
	Credit Suisse First Boston Mortgage Securities Corporation
27,126	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	26,782
	Deutsche Alt-A Securities Mortgage Loan Trust
220,109	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	200,371
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
34,818	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	36,888

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Collateralized Mortgage Obligations (0.3%) - continued
	Federal Home Loan Mortgage Corporation
$1,523,548	4.000%, 7/15/2031, Ser. 4104, Class KIm	$175,300
995,304	3.000%, 2/15/2033, Ser. 4170, Class IGm	111,612
	Federal National Mortgage Association
1,905,241	3.500%, 1/25/2033, Ser. 2012-150, Class YIm	245,255
	Impac Secured Assets Trust
1,574,340	2.331%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	1,310,236
	J.P. Morgan Alternative Loan Trust
99,370	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	87,970
	J.P. Morgan Mortgage Trust
49,952	3.674%, 6/25/2035, Ser. 2005-A3, Class 3A4[b]	50,843
30,960	3.701%, 6/25/2035, Ser. 2005-A3, Class 4A1[b]	31,361
28,648	3.610%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	28,572
523,539	3.653%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	460,937
931,224	2.471%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	527,417
1,026,119	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	613,909
	MASTR Alternative Loans Trust
223,692	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	225,811
539,338	2.541%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	262,188
	Merrill Lynch Alternative Note Asset Trust
230,948	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	186,279
	MortgageIT Trust
40,675	2.351%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	40,417
	New York Mortgage Trust
44,302	3.796%, 5/25/2036, Ser. 2006-1, Class 2A3[b]	43,012
	Preston Ridge Partners Mortgage Trust, LLC
1,915,140	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,k	1,903,800
	Pretium Mortgage Credit Partners, LLC
848,243	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[j,k]	840,475
	Residential Accredit Loans, Inc. Trust
43,627	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	42,353
	Residential Asset Securitization Trust
1,064,177	2.471%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	250,172
	Residential Funding Mortgage Security I Trust
47,262	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	44,833
	Sequoia Mortgage Trust
504,599	3.798%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	418,629
	Structured Adjustable Rate Mortgage Loan Trust
56,512	3.742%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	45,641
	Structured Asset Mortgage Investments, Inc.
93,724	2.401%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	87,259
	Sunset Mortgage Loan Company, LLC
799,885	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,k	794,467
162,308	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,k	162,358
	Towd Point Mortgage Trust
950,269	2.750%, 10/25/2056, Ser. 2017-1, Class A1[b,j]	930,358
689,375	2.691%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,j]	690,013
	Verus Securitization Trust
716,416	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,b	714,222
1,060,622	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	1,048,566
	WaMu Mortgage Pass Through Certificates
129,160	3.321%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	125,137
308,243	3.367%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	298,790
1,205,528	2.518%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	1,116,848
82,721	2.298%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	76,185
	Washington Mutual Mortgage Pass Through Certificates Trust
729,147	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	599,577
	Wells Fargo Mortgage Backed Securities Trust
30,152	3.822%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	30,618
28,687	4.170%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	28,546
22,615	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	22,538

	Total	22,901,803

Commercial Mortgage-Backed Securities (0.6%)
	CSAIL Commercial Mortgage Trust
1,900,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	1,882,343

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Commercial Mortgage-Backed Securities (0.6%) - continued
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$1,113,923	2.776%, 3/25/2023, Ser. K724, Class A1[n]	$1,104,035
2,500,000	3.002%, 1/25/2024, Ser. K725, Class A2	2,482,876
1,200,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	1,218,757
	Federal National Mortgage Association - ACES
1,200,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[b]	1,120,545
1,800,000	2.878%, 2/25/2027, Ser. 2017-M2, Class A2[b]	1,721,829
2,375,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	2,290,009
1,850,000	3.150%, 3/25/2028, Ser. 2018-M7, Class A2[b]	1,792,899
	Federal National Mortgage Association Grantor Trust
2,398,598	2.898%, 6/25/2027, Ser. 2017-T1, Class An	2,305,983
	GS Mortgage Securities Trust
1,250,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	1,273,996
2,450,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	2,475,007
975,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	952,610
	JPMBB Commercial Mortgage Securities Trust
1,175,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	1,154,765
	Morgan Stanley Bank of America Merrill Lynch Trust
2,950,000	3.473%, 12/15/2047, Ser. 2015-C27, Class A3	2,922,864
	Morgan Stanley Capital I, Inc.
4,200,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5[c,e]	4,326,984
	UBS Commercial Mortgage Trust
3,500,000	4.241%, 7/15/2051, Ser. 2018-C11, Class A5[c,e]	3,604,978
1,337,360	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	1,340,012
	WFRBS Commercial Mortgage Trust
1,193,247	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	1,171,864

	Total	35,142,356

Communications Services (0.6%)
	21st Century Fox America, Inc.
460,000	6.900%, 3/1/2019	472,287
900,000	6.400%, 12/15/2035	1,078,973
	Altice Financing SA
770,000	6.625%, 2/15/2023[j]	758,835
	AMC Networks, Inc.
690,000	5.000%, 4/1/2024	679,650
	America Movil SAB de CV
298,000	5.000%, 10/16/2019	304,783
	American Tower Corporation
10,000	2.800%, 6/1/2020	9,914
560,000	3.300%, 2/15/2021	559,355
	AT&T, Inc.
222,000	5.875%, 10/1/2019	229,649
7,000	5.200%, 3/15/2020	7,231
165,000	3.264%, (LIBOR 3M + 0.930%), 6/30/2020[b]	166,843
350,000	3.800%, 3/1/2024	343,117
368,000	4.100%, 2/15/2028[j]	351,513
281,000	4.300%, 2/15/2030[j]	265,689
480,000	5.250%, 3/1/2037	472,885
700,000	4.900%, 8/15/2037[j]	663,841
336,000	6.350%, 3/15/2040	363,934
355,000	5.550%, 8/15/2041	353,120
275,000	4.750%, 5/15/2046	245,465
	British Sky Broadcasting Group plc
334,000	2.625%, 9/16/2019[j]	331,634
455,000	3.125%, 11/26/2022[j]	445,738
	CCO Holdings, LLC
900,000	5.875%, 4/1/2024[j]	904,500
	CCOH Safari, LLC
30,000	5.750%, 2/15/2026[j]	29,475
	CenturyLink, Inc.
810,000	6.450%, 6/15/2021	832,818
	Charter Communications Operating, LLC
217,000	6.834%, 10/23/2055	232,478
298,000	3.579%, 7/23/2020	297,956
5,000	4.464%, 7/23/2022	5,056
300,000	4.500%, 2/1/2024	299,592
595,000	4.200%, 3/15/2028	556,809
1,410,000	6.484%, 10/23/2045	1,485,190
	Clear Channel Worldwide Holdings, Inc.
800,000	6.500%, 11/15/2022	816,000
	Comcast Corporation
370,000	4.049%, 11/1/2052	322,438
14,000	1.625%, 1/15/2022	13,127
360,000	2.750%, 3/1/2023	345,950
960,000	4.400%, 8/15/2035	933,500
490,000	4.750%, 3/1/2044	482,061
250,000	4.600%, 8/15/2045	240,689
	Cox Communications, Inc.
600,000	3.350%, 9/15/2026[j]	554,528
240,000	4.600%, 8/15/2047[j]	219,147
	Crown Castle International Corporation
526,000	3.400%, 2/15/2021	525,348
931,000	5.250%, 1/15/2023	975,235
480,000	3.200%, 9/1/2024	452,817
	CSC Holdings, LLC
105,000	5.500%, 4/15/2027[j]	100,275
	Digicel, Ltd.
1,351,748	6.000%, 4/15/2021*,i	1,219,953
	Discovery Communications, LLC
600,000	4.900%, 3/11/2026	615,202
950,000	5.000%, 9/20/2037	914,135
	Gray Television, Inc.
735,000	5.875%, 7/15/2026[j]	699,169
	Level 3 Communications, Inc.
920,000	5.375%, 1/15/2024	901,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Communications Services (0.6%) - continued
	Level 3 Financing, Inc.
$335,000	5.375%, 5/1/2025	$322,437
30,000	5.250%, 3/15/2026	28,533
	Meredith Corporation
30,000	6.875%, 2/1/2026[j]	29,587
	Moody’s Corporation
315,000	2.750%, 12/15/2021	307,793
	Neptune Finco Corporation
798,000	10.875%, 10/15/2025[j]	919,934
	Netflix, Inc.
875,000	4.875%, 4/15/2028[j]	834,024
	Nexstar Escrow Corporation
340,000	5.625%, 8/1/2024[j]	327,675
	Omnicom Group, Inc.
224,000	3.600%, 4/15/2026	214,273
	S&P Global, Inc.
448,000	3.300%, 8/14/2020	448,538
	SES Global Americas Holdings GP
365,000	2.500%, 3/25/2019[j]	363,374
	SFR Group SA
1,215,000	6.000%, 5/15/2022[j]	1,222,594
	Sprint Communications, Inc.
615,000	6.000%, 11/15/2022	609,619
	Sprint Corporation
695,000	7.625%, 2/15/2025[i]	712,375
	Telecom Italia SPA
590,000	5.303%, 5/30/2024[j]	581,888
	Telefonica Emisiones SAU
575,000	4.665%, 3/6/2038	537,487
	Time Warner Entertainment Company, LP
459,000	8.375%, 3/15/2023	533,966
	Time Warner, Inc.
5,000	4.875%, 3/15/2020	5,129
	Verizon Communications, Inc.
625,000	3.500%, 11/1/2021	627,725
1,008,000	5.150%, 9/15/2023	1,074,120
874,000	3.376%, 2/15/2025	839,433
245,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	244,722
319,000	4.272%, 1/15/2036	294,095
960,000	4.862%, 8/21/2046	916,640
748,000	4.522%, 9/15/2048	681,405
	Viacom, Inc.
249,000	4.250%, 9/1/2023	246,902
480,000	6.875%, 4/30/2036	518,364
336,000	5.850%, 9/1/2043	337,438
	Virgin Media Secured Finance plc
775,000	5.250%, 1/15/2026[j]	716,875
	Windstream Services, LLC
620,000	8.625%, 10/31/2025[j]	589,000

	Total	38,165,449

Consumer Cyclical (0.5%)
	Allison Transmission, Inc.
45,000	5.000%, 10/1/2024[j]	44,269
	Amazon.com, Inc.
300,000	3.150%, 8/22/2027	288,007
600,000	3.875%, 8/22/2037	585,263
360,000	4.050%, 8/22/2047	352,047
	American Honda Finance Corporation
520,000	2.000%, 2/14/2020	513,025
	Aptiv plc
560,000	3.150%, 11/19/2020	555,909
	BMW US Capital, LLC
15,000	1.500%, 4/11/2019[j]	14,884
	Brookfield Residential Properties, Inc.
60,000	6.125%, 7/1/2022[j]	60,225
	Cinemark USA, Inc.
1,161,000	4.875%, 6/1/2023	1,137,635
	CVS Health Corporation
110,000	2.250%, 8/12/2019	109,095
118,000	3.350%, 3/9/2021	117,862
236,000	3.700%, 3/9/2023	233,597
580,000	4.100%, 3/25/2025	576,822
1,440,000	4.875%, 7/20/2035	1,445,997
1,040,000	4.780%, 3/25/2038	1,027,997
580,000	5.050%, 3/25/2048	585,798
	D.R. Horton, Inc.
534,000	2.550%, 12/1/2020	523,341
	Daimler Finance North America, LLC
448,000	2.979%, (LIBOR 3M + 0.620%), 10/30/2019[b,j]	450,150
425,000	2.913%, (LIBOR 3M + 0.550%), 5/4/2021[b,j]	426,069
	Delphi Jersey Holdings plc
810,000	5.000%, 10/1/2025[j]	772,537
	Ford Motor Credit Company, LLC
550,000	2.551%, 10/5/2018	549,655
450,000	2.943%, 1/8/2019	450,266
444,000	2.262%, 3/28/2019	441,804
14,000	2.597%, 11/4/2019	13,891
224,000	2.459%, 3/27/2020	220,465
168,000	3.200%, 1/15/2021	166,108
10,000	3.336%, 3/18/2021	9,909
350,000	3.606%, (LIBOR 3M + 1.270%), 3/28/2022[b]	353,935
650,000	2.979%, 8/3/2022	625,502
	General Motors Financial Company, Inc.
10,000	2.650%, 4/13/2020	9,880
185,000	3.272%, (LIBOR 3M + 0.930%), 4/13/2020[b]	186,250
332,000	3.700%, 11/24/2020	333,657
224,000	4.200%, 3/1/2021	227,123
515,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	517,679
10,000	4.375%, 9/25/2021	10,192
531,000	3.150%, 6/30/2022	516,063
224,000	3.950%, 4/13/2024	219,122
385,000	4.300%, 7/13/2025	377,566
	Home Depot, Inc.
10,000	2.625%, 6/1/2022	9,805
575,000	5.400%, 9/15/2040	676,186
336,000	4.250%, 4/1/2046	337,737
590,000	3.900%, 6/15/2047	564,640
	Hyundai Capital America
176,000	2.400%, 10/30/2018[j]	175,741
517,000	2.550%, 4/3/2020[j]	508,056
6,000	2.750%, 9/18/2020[j]	5,900
336,000	3.000%, 10/30/2020[j]	331,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Consumer Cyclical (0.5%) - continued
	Jaguar Land Rover Automotive plc
$630,000	5.625%, 2/1/2023[i,j]	$638,662
	KB Home
532,000	4.750%, 5/15/2019	534,181
	L Brands, Inc.
630,000	5.625%, 2/15/2022	639,450
29,000	6.694%, 1/15/2027[j]	27,695
	Landry’s, Inc.
695,000	6.750%, 10/15/2024[j]	695,125
	Lear Corporation
485,000	5.250%, 1/15/2025	498,699
	Lennar Corporation
9,000	2.950%, 11/29/2020	8,773
350,000	4.125%, 1/15/2022	346,500
50,000	4.750%, 11/15/2022	49,844
1,000,000	4.875%, 12/15/2023	996,250
365,000	4.500%, 4/30/2024	351,787
	Live Nation Entertainment, Inc.
200,000	5.375%, 6/15/2022[j]	203,500
380,000	4.875%, 11/1/2024[j]	367,650
405,000	5.625%, 3/15/2026[j]	401,962
	Macy’s Retail Holdings, Inc.
720,000	2.875%, 2/15/2023[i]	677,055
	Mastercard, Inc.
700,000	3.950%, 2/26/2048	697,797
	McDonald’s Corporation
335,000	2.750%, 12/9/2020	332,641
462,000	2.625%, 1/15/2022	452,640
575,000	4.450%, 3/1/2047	570,514
	MGM Resorts International
945,000	6.000%, 3/15/2023	973,350
30,000	5.750%, 6/15/2025	29,963
	Navistar International Corporation
825,000	6.625%, 11/1/2025[j]	847,688
	New Red Finance, Inc.
785,000	4.250%, 5/15/2024[j]	745,750
	Nissan Motor Acceptance Corporation
11,000	2.000%, 3/8/2019[j]	10,941
360,000	2.150%, 9/28/2020[j]	350,722
	Prime Security Services Borrower, LLC
868,000	9.250%, 5/15/2023[j]	926,590
	PulteGroup, Inc.
30,000	4.250%, 3/1/2021	30,021
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	9,912
	Royal Caribbean Cruises, Ltd.
51,748	5.250%, 11/15/2022	54,574
	Six Flags Entertainment Corporation
760,000	4.875%, 7/31/2024[j]	738,492
	Toll Brothers Finance Corporation
186,000	4.000%, 12/31/2018	185,977
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,838
	VOC Escrow, Ltd.
775,000	5.000%, 2/15/2028[j]	732,150
	Volkswagen Group of America Finance, LLC
9,000	2.450%, 11/20/2019[j]	8,900
	Yum! Brands, Inc.
55,000	5.000%, 6/1/2024[j]	54,296

	Total	31,859,019

Consumer Non-Cyclical (0.7%)
	Abbott Laboratories
610,000	2.900%, 11/30/2021	600,521
14,000	2.550%, 3/15/2022	13,547
291,000	3.400%, 11/30/2023	287,000
941,000	4.750%, 11/30/2036	992,026
475,000	4.900%, 11/30/2046	508,220
	AbbVie, Inc.
809,000	2.500%, 5/14/2020	798,974
7,000	2.900%, 11/6/2022	6,791
540,000	3.600%, 5/14/2025	522,837
240,000	4.700%, 5/14/2045	237,902
560,000	4.450%, 5/14/2046	535,069
	Albertsons Companies, LLC
40,000	6.625%, 6/15/2024	37,700
	Altria Group, Inc.
224,000	2.850%, 8/9/2022	218,646
280,000	2.625%, 9/16/2026	254,885
	Amgen, Inc.
708,000	2.200%, 5/11/2020	696,780
224,000	2.700%, 5/1/2022	217,518
13,000	2.650%, 5/11/2022	12,586
300,000	3.125%, 5/1/2025	287,010
360,000	3.200%, 11/2/2027	336,982
244,000	4.400%, 5/1/2045	233,392
	Anheuser-Busch InBev Finance, Inc.
255,000	3.623%, (LIBOR 3M + 1.260%), 2/1/2021[b]	262,533
7,000	3.300%, 2/1/2023	6,939
809,000	3.650%, 2/1/2026	792,244
896,000	4.700%, 2/1/2036	907,532
	Anheuser-Busch InBev Worldwide, Inc.
1,150,000	4.750%, 4/15/2058	1,122,264
184,000	3.750%, 1/15/2022	186,452
350,000	3.052%, (LIBOR 3M + 0.740%), 1/12/2024[b]	353,107
575,000	4.375%, 4/15/2038	557,836
575,000	4.600%, 4/15/2048	563,794
	BAT Capital Corporation
240,000	2.297%, 8/14/2020[j]	234,814
360,000	3.222%, 8/15/2024[j]	340,861
480,000	4.540%, 8/15/2047[j]	447,847
	Baxalta, Inc.
825,000	4.000%, 6/23/2025	807,409
	Bayer U.S. Finance II, LLC
650,000	3.500%, 6/25/2021[j]	651,244
580,000	4.250%, 12/15/2025[j]	583,336
	Bayer U.S. Finance, LLC
336,000	3.375%, 10/8/2024[j]	323,643
	Becton, Dickinson and Company
4,000	2.976%, (LIBOR 3M + 0.875%), 12/29/2020[b]	4,007
14,000	3.125%, 11/8/2021	13,796
516,000	3.734%, 12/15/2024	503,751
522,000	3.700%, 6/6/2027	493,547
354,000	4.669%, 6/6/2047	341,838

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Consumer Non-Cyclical (0.7%) - continued
	Boston Scientific Corporation
$205,000	6.000%, 1/15/2020	$213,571
325,000	3.850%, 5/15/2025	321,557
336,000	7.375%, 1/15/2040	432,177
	Bunge, Ltd. Finance Corporation
282,000	8.500%, 6/15/2019	296,212
190,000	3.500%, 11/24/2020	189,909
	Campbell Soup Company
590,000	3.950%, 3/15/2025	568,771
	Cardinal Health, Inc.
236,000	3.079%, 6/15/2024	222,296
	Celgene Corporation
945,000	2.875%, 8/15/2020	938,501
	Church & Dwight Company, Inc.
140,000	2.450%, 12/15/2019	138,822
	Clorox Company
720,000	3.100%, 10/1/2027	676,943
	Constellation Brands, Inc.
470,000	3.600%, 2/15/2028	444,055
	CVS Health Corporation
7,000	2.750%, 12/1/2022	6,707
	EMD Finance, LLC
280,000	2.950%, 3/19/2022[j]	273,633
	Energizer Holdings, Inc.
820,000	5.500%, 6/15/2025[j]	805,650
	Envision Healthcare Corporation
1,020,000	5.125%, 7/1/2022[j]	1,028,925
	Express Scripts Holding Company
7,000	4.750%, 11/15/2021	7,221
224,000	3.000%, 7/15/2023	212,404
740,000	4.800%, 7/15/2046	703,140
	Forest Laboratories, LLC
130,000	4.875%, 2/15/2021[j]	133,793
	Grupo Bimbo SAB de CV
370,000	4.700%, 11/10/2047[j]	336,130
	HCA, Inc.
26,748	4.750%, 5/1/2023	26,681
585,000	5.250%, 6/15/2026	581,022
300,000	4.500%, 2/15/2027	282,375
	Imperial Tobacco Finance plc
450,000	2.950%, 7/21/2020[j]	445,343
	JBS USA, LLC
725,000	5.750%, 6/15/2025[j]	674,250
	Kellogg Company
650,000	3.250%, 5/14/2021	649,943
	Kimberly-Clark Corporation
600,000	3.900%, 5/4/2047	587,851
	Kraft Foods Group, Inc.
448,000	5.000%, 6/4/2042	427,408
	Kraft Heinz Foods Company
750,000	3.375%, 6/15/2021	751,187
	Kroger Company
300,000	2.800%, 8/1/2022	290,886
	Laboratory Corporation of America Holdings
165,000	2.625%, 2/1/2020	163,679
	Maple Escrow Subsidiary, Inc.
470,000	3.551%, 5/25/2021[j]	470,380
	Mead Johnson Nutrition Company
210,000	3.000%, 11/15/2020	209,116
	Medtronic Global Holdings SCA
14,000	1.700%, 3/28/2019	13,910
	Medtronic, Inc.
1,720,000	4.375%, 3/15/2035	1,777,729
235,000	4.625%, 3/15/2045	248,909
	Merck & Company, Inc.
175,000	2.728%, (LIBOR 3M + 0.375%), 2/10/2020[b]	175,924
88,000	3.700%, 2/10/2045	83,588
	Mondelez International Holdings Netherlands BV
515,000	2.000%, 10/28/2021[j]	491,297
	Mondelez International, Inc.
247,000	2.878%, (LIBOR 3M + 0.520%), 2/1/2019[b]	247,405
	Mylan NV
228,000	5.250%, 6/15/2046	221,926
	Mylan, Inc.
120,000	3.125%, 1/15/2023[j]	115,198
420,000	4.550%, 4/15/2028[j]	410,287
	Newell Rubbermaid, Inc.
10,000	3.150%, 4/1/2021	9,906
336,000	5.500%, 4/1/2046	327,260
	PepsiCo, Inc.
450,000	2.850%, 2/24/2026	428,870
	Pernod Ricard SA
5,000	5.750%, 4/7/2021[j]	5,303
	Pinnacle Foods, Inc.
50,000	5.875%, 1/15/2024	52,687
	Post Holdings, Inc.
760,000	5.500%, 3/1/2025[j]	741,950
	Reynolds American, Inc.
6,000	3.250%, 6/12/2020	5,988
672,000	5.700%, 8/15/2035	721,078
	Roche Holdings, Inc.
336,000	4.000%, 11/28/2044[j]	336,101
	Shire Acquisitions Investments Ireland Designated Activity Company
702,000	2.400%, 9/23/2021	672,013
	Simmons Foods, Inc.
810,000	5.750%, 11/1/2024[j]	702,675
	Smithfield Foods, Inc.
566,000	2.700%, 1/31/2020[j]	557,861
350,000	2.650%, 10/3/2021[j]	333,427
	Tenet Healthcare Corporation
855,000	8.125%, 4/1/2022	892,406
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.200%, 7/21/2021	9,275
	Thermo Fisher Scientific, Inc.
168,000	3.000%, 4/15/2023	163,291
	TreeHouse Foods, Inc.
490,000	4.875%, 3/15/2022	490,612
	Tyson Foods, Inc.
236,000	3.550%, 6/2/2027	223,187
	Valeant Pharmaceuticals International, Inc.
26,748	7.250%, 7/15/2022[j]	27,394
	VPII Escrow Corporation
25,000	7.500%, 7/15/2021[j]	25,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Consumer Non-Cyclical (0.7%) - continued
	VRX Escrow Corporation
$1,495,000	6.125%, 4/15/2025[j]	$1,377,269
	Zimmer Biomet Holdings, Inc.
730,000	3.076%, (LIBOR 3M + 0.750%), 3/19/2021[b]	731,231
	Zoetis, Inc.
9,000	3.450%, 11/13/2020	9,027
768,000	4.700%, 2/1/2043	791,405

	Total	43,229,498

Energy (0.7%)
	Alliance Resource Operating Partners, LP
765,000	7.500%, 5/1/2025[j]	814,725
	Anadarko Petroleum Corporation
10,000	8.700%, 3/15/2019	10,389
710,000	4.850%, 3/15/2021	730,616
580,000	5.550%, 3/15/2026	621,405
	Antero Resources Corporation
275,000	5.125%, 12/1/2022	275,687
500,000	5.625%, 6/1/2023	506,250
	BP Capital Markets plc
7,000	2.315%, 2/13/2020	6,933
665,000	3.535%, 11/4/2024	659,585
120,000	3.119%, 5/4/2026	114,795
840,000	3.279%, 9/19/2027	807,272
	Buckeye Partners, LP
305,000	2.650%, 11/15/2018	304,672
	Canadian Natural Resources, Ltd.
585,000	3.450%, 11/15/2021	583,957
225,000	6.250%, 3/15/2038	265,256
	Canadian Oil Sands, Ltd.
315,000	9.400%, 9/1/2021[j]	362,402
	Cenovus Energy, Inc.
482,000	3.800%, 9/15/2023	469,756
394,000	5.200%, 9/15/2043	370,901
	Cheniere Corpus Christi Holdings, LLC
685,000	5.875%, 3/31/2025	712,400
	Cheniere Energy Partners, LP
785,000	5.250%, 10/1/2025[j]	765,728
	Concho Resources, Inc.
320,000	4.375%, 1/15/2025	321,284
	ConocoPhillips
590,000	6.500%, 2/1/2039	753,018
	Continental Resources, Inc.
602,000	5.000%, 9/15/2022	611,066
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023	40,800
	El Paso Pipeline Partners Operating Company, LLC
355,000	4.300%, 5/1/2024	354,047
	Enbridge Energy Partners, LP
595,000	5.875%, 10/15/2025	647,342
	Enbridge, Inc.
400,000	2.900%, 7/15/2022	388,400
	Encana Corporation
109,000	3.900%, 11/15/2021	109,866
	Energy Transfer Equity, LP
725,000	5.500%, 6/1/2027	725,000
	Energy Transfer Partners, LP
200,000	4.200%, 9/15/2023	199,654
265,000	4.900%, 3/15/2035	242,283
250,000	5.150%, 2/1/2043	222,478
600,000	6.000%, 6/15/2048	598,086
	EnLink Midstream Partners, LP
225,000	4.150%, 6/1/2025	207,886
168,000	4.850%, 7/15/2026	159,138
	Enterprise Products Operating, LLC
172,000	5.100%, 2/15/2045	176,941
	EQT Corporation
128,000	8.125%, 6/1/2019	133,778
250,000	4.875%, 11/15/2021	258,221
600,000	3.900%, 10/1/2027	559,895
	EQT Midstream Partners, LP
590,000	4.750%, 7/15/2023	588,849
	Exxon Mobil Corporation
10,000	1.708%, 3/1/2019	9,950
180,000	4.114%, 3/1/2046	183,056
	Hess Corporation
562,000	3.500%, 7/15/2024	530,877
355,000	6.000%, 1/15/2040	365,520
	Kinder Morgan Energy Partners, LP
340,000	3.500%, 3/1/2021	339,380
14,000	3.450%, 2/15/2023	13,510
585,000	6.500%, 9/1/2039	631,321
	Kinder Morgan, Inc.
530,000	6.500%, 9/15/2020	563,363
	Magellan Midstream Partners, LP
315,000	5.000%, 3/1/2026	331,642
	Marathon Oil Corporation
342,000	2.700%, 6/1/2020	336,813
830,000	6.600%, 10/1/2037	990,776
	Marathon Petroleum Corporation
175,000	3.400%, 12/15/2020	175,140
480,000	6.500%, 3/1/2041	560,345
	MEG Energy Corporation
23,000	6.375%, 1/30/2023[j]	21,476
	MPLX, LP
10,000	4.500%, 7/15/2023	10,208
708,000	4.875%, 6/1/2025	727,738
350,000	4.125%, 3/1/2027	333,746
	Nabors Industries, Inc.
410,000	5.750%, 2/1/2025[j]	387,450
	Newfield Exploration Company
850,000	5.625%, 7/1/2024	895,688
	ONEOK Partners, LP
355,000	3.800%, 3/15/2020	356,783
	ONEOK, Inc.
600,000	4.550%, 7/15/2028[e]	605,036
	Parsley Energy, LLC
350,000	5.625%, 10/15/2027[j]	347,375
	PBF Holding Company, LLC
620,000	7.250%, 6/15/2025	651,775
	Petrobras Global Finance BV
40,000	8.375%, 5/23/2021	43,460
	Petroleos Mexicanos
449,000	6.000%, 3/5/2020	463,593
10,000	6.375%, 2/4/2021	10,525
147,000	2.378%, 4/15/2025	143,598
295,000	6.750%, 9/21/2047	280,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Energy (0.7%) - continued
	Phillips 66
$480,000	3.900%, 3/15/2028	$468,283
	Pioneer Natural Resources Company
225,000	4.450%, 1/15/2026	231,291
	Plains All American Pipeline, LP
550,000	5.000%, 2/1/2021	564,947
	Regency Energy Partners, LP
448,000	5.875%, 3/1/2022	473,805
720,000	5.000%, 10/1/2022	745,295
	Sabine Pass Liquefaction, LLC
351,000	6.250%, 3/15/2022	377,503
426,000	5.625%, 4/15/2023	451,836
480,000	5.750%, 5/15/2024	512,515
725,000	5.625%, 3/1/2025	770,950
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[j]	9,940
580,000	4.000%, 12/21/2025[j]	577,878
	Shell International Finance BV
165,000	2.806%, (LIBOR 3M + 0.450%), 5/11/2020[b]	166,309
	Southwestern Energy Company
785,000	7.500%, 4/1/2026	812,475
	SRC Energy, Inc.
815,000	6.250%, 12/1/2025[j]	813,981
	Suncor Energy, Inc.
270,000	3.600%, 12/1/2024	266,577
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	10,160
	Sunoco, LP
290,000	5.500%, 2/15/2026[j]	274,775
435,000	5.875%, 3/15/2028[j]	410,131
	Tallgrass Energy Partners, LP
1,180,000	5.500%, 1/15/2028[j]	1,165,250
	Tesoro Corporation
708,000	4.750%, 12/15/2023	734,443
	Tesoro Logistics, LP
755,000	5.250%, 1/15/2025	773,784
	Weatherford International, Ltd.
680,000	8.250%, 6/15/2023[i]	674,621
	Western Gas Partners, LP
472,000	4.000%, 7/1/2022	466,341
240,000	4.500%, 3/1/2028	230,876
	Williams Companies, Inc.
600,000	7.500%, 1/15/2031	713,610
	Williams Partners, LP
294,000	4.000%, 11/15/2021	296,546
165,000	3.600%, 3/15/2022	164,150
300,000	4.500%, 11/15/2023	304,464
450,000	3.750%, 6/15/2027	424,743
475,000	6.300%, 4/15/2040	530,137
	Woodside Finance, Ltd.
600,000	3.650%, 3/5/2025[j]	584,550
240,000	3.700%, 3/15/2028[j]	226,722
	WPX Energy, Inc.
535,000	5.750%, 6/1/2026	535,000

	Total	41,755,191

Financials (1.7%)
	ABN AMRO Bank NV
450,000	4.750%, 7/28/2025[j]	447,399
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	9,822
335,000	4.350%, 11/3/2045	342,573
	AerCap Ireland Capital, Ltd.
220,000	3.750%, 5/15/2019	221,313
224,000	4.625%, 10/30/2020	228,330
600,000	5.000%, 10/1/2021	618,195
420,000	3.500%, 1/15/2025	393,926
	Air Lease Corporation
95,000	2.625%, 9/4/2018	94,961
590,000	3.375%, 1/15/2019	591,141
491,000	2.500%, 3/1/2021	478,009
	Aircastle, Ltd.
700,000	5.000%, 4/1/2023	704,319
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	40,075
440,000	3.750%, 11/18/2019	439,450
475,000	4.125%, 3/30/2020	475,594
	American Express Company
363,000	2.200%, 10/30/2020	354,508
	American Express Credit Corporation
350,000	2.885%, (LIBOR 3M + 0.550%), 3/18/2019[b]	351,117
720,000	1.875%, 5/3/2019	714,717
7,000	2.684%, (LIBOR 3M + 0.330%), 5/3/2019[b]	7,012
857,000	2.200%, 3/3/2020	845,727
10,000	3.386%, (LIBOR 3M + 1.050%), 9/14/2020[b]	10,167
	American International Group, Inc.
150,000	3.300%, 3/1/2021	149,884
336,000	4.125%, 2/15/2024	337,418
720,000	3.750%, 7/10/2025	694,924
650,000	3.900%, 4/1/2026	628,411
	Anthem, Inc.
590,000	4.625%, 5/15/2042	571,487
	Ares Capital Corporation
940,000	3.875%, 1/15/2020	943,045
	ASP AMC Merger Sub, Inc.
850,000	8.000%, 5/15/2025[j]	705,500
	Athene Global Funding
6,000	4.000%, 1/25/2022[j]	6,041
	Avalonbay Communities, Inc.
500,000	3.500%, 11/15/2025	488,648
	Aviation Capital Group, LLC
485,000	2.875%, 1/20/2022[j]	468,985
	Banco Santander SA
800,000	6.375%, 5/19/2019[b,l]	801,530
600,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	599,264
	Bank of America Corporation
295,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[b]	296,698
306,000	2.369%, 7/21/2021[b]	299,957
360,000	2.328%, 10/1/2021[b]	351,922
5,000	2.738%, 1/23/2022[b]	4,913
450,000	3.499%, 5/17/2022[b]	449,732
595,000	3.300%, 1/11/2023	586,084
475,000	2.881%, 4/24/2023[b]	461,838
10,000	3.550%, 3/5/2024[b]	9,894
448,000	4.000%, 4/1/2024	451,748
1,320,000	4.000%, 1/22/2025	1,302,502

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Financials (1.7%) - continued
$600,000	3.093%, 10/1/2025[b]	$571,237
336,000	3.500%, 4/19/2026	324,892
720,000	4.183%, 11/25/2027	700,937
500,000	3.824%, 1/20/2028[b]	487,547
561,000	5.875%, 2/7/2042	656,313
	Bank of Montreal
8,000	1.500%, 7/18/2019	7,890
465,000	2.802%, (LIBOR 3M + 0.460%), 4/13/2021[b]	465,865
	Bank of New York Mellon Corporation
560,000	2.500%, 4/15/2021	549,654
14,000	2.600%, 2/7/2022	13,708
	Bank of Nova Scotia
950,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	949,952
510,000	2.700%, 3/7/2022	498,476
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
120,000	2.850%, 9/8/2021[j]	117,826
	Barclays Bank plc
112,000	10.179%, 6/12/2021[j]	129,221
	Barclays plc
264,000	2.750%, 11/8/2019	261,901
790,000	3.250%, 1/12/2021	778,683
448,000	3.650%, 3/16/2025	419,611
	BB&T Corporation
150,000	3.063%, (LIBOR 3M + 0.715%), 1/15/2020[b]	151,008
	BPCE SA
300,000	3.000%, 5/22/2022[j]	289,758
840,000	3.500%, 10/23/2027[j]	766,723
	Capital One Financial Corporation
115,000	2.450%, 4/24/2019	114,666
419,000	2.500%, 5/12/2020	413,042
1,100,000	3.450%, 4/30/2021	1,097,381
466,000	3.050%, 3/9/2022	456,592
	Capital One NA
150,000	2.350%, 1/31/2020	147,843
	CBOE Holdings, Inc.
275,000	1.950%, 6/28/2019	272,383
	Cigna Corporation
950,000	3.050%, 10/15/2027	856,515
	CIT Group, Inc.
905,000	5.000%, 8/15/2022	915,181
	Citigroup, Inc.
245,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[b]	246,036
14,000	2.450%, 1/10/2020	13,842
14,000	2.650%, 10/26/2020	13,782
450,000	2.700%, 3/30/2021	441,317
21,000	2.350%, 8/2/2021	20,284
537,000	2.750%, 4/25/2022	519,645
244,000	4.050%, 7/30/2022	245,247
366,000	3.142%, 1/24/2023[b]	358,474
685,000	4.400%, 6/10/2025	681,056
448,000	3.200%, 10/21/2026	416,845
720,000	3.668%, 7/24/2028[b]	684,499
336,000	4.125%, 7/25/2028	321,552
600,000	3.520%, 10/27/2028[b]	563,503
700,000	3.878%, 1/24/2039[b]	638,176
	Citizens Bank NA
485,000	2.200%, 5/26/2020	474,778
	CNA Financial Corporation
10,000	5.750%, 8/15/2021	10,606
	Commerzbank AG
600,000	8.125%, 9/19/2023[j]	682,721
	Commonwealth Bank of Australia
350,000	2.250%, 3/10/2020[j]	344,983
710,000	3.035%, (LIBOR 3M + 0.700%), 3/16/2023[b,j]	710,459
	Compass Bank
250,000	2.750%, 9/29/2019	248,623
500,000	3.500%, 6/11/2021	499,463
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
620,000	3.950%, 11/9/2022	613,816
1,416,000	4.625%, 12/1/2023	1,425,777
	Credit Agricole SA
290,000	3.148%, (LIBOR 3M + 0.800%), 4/15/2019[b,j]	291,313
807,000	3.375%, 1/10/2022[j]	789,895
	Credit Suisse AG
231,000	5.400%, 1/14/2020	237,651
	Credit Suisse Group AG
600,000	2.997%, 12/14/2023[b,j]	573,806
450,000	3.869%, 1/12/2029[b,j]	422,982
	Credit Suisse Group Funding Guernsey, Ltd.
21,000	3.800%, 9/15/2022	20,902
	Credit Suisse Group Funding, Ltd.
687,000	2.750%, 3/26/2020	679,608
539,000	3.125%, 12/10/2020	534,649
448,000	3.750%, 3/26/2025	430,746
	DDR Corporation
515,000	4.625%, 7/15/2022	527,990
	Deutsche Bank AG
360,000	2.700%, 7/13/2020	350,103
675,000	3.375%, 5/12/2021	652,833
301,000	4.250%, 10/14/2021	296,527
700,000	4.875%, 12/1/2032[b]	598,864
	Digital Realty Trust LP
280,000	3.400%, 10/1/2020	280,186
	Discover Bank
514,000	8.700%, 11/18/2019	547,917
716,000	3.100%, 6/4/2020	712,292
	Duke Realty, LP
88,000	3.875%, 2/15/2021	88,927
264,000	4.375%, 6/15/2022	271,311
	ERP Operating, LP
90,000	3.375%, 6/1/2025	87,840
	European Investment Bank
445,000	1.875%, 3/15/2019	443,365
	Fifth Third Bancorp
148,000	2.875%, 7/27/2020	147,140
145,000	2.875%, 10/1/2021	143,251
396,000	2.600%, 6/15/2022	383,238
	Five Corners Funding Trust
590,000	4.419%, 11/15/2023[j]	606,838
	GE Capital International Funding Company
1,790,000	4.418%, 11/15/2035	1,733,044
	Goldman Sachs Group, Inc.
205,000	3.443%, (LIBOR 3M + 1.100%), 11/15/2018[b]	205,766

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Financials (1.7%) - continued
$1,294,000	5.375%, 3/15/2020	$1,339,608
210,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[b]	212,724
842,000	5.375%, 5/10/2020[b,l]	854,630
10,000	2.600%, 12/27/2020	9,824
1,460,000	5.250%, 7/27/2021	1,534,238
10,000	3.513%, (LIBOR 3M + 1.170%), 11/15/2021[b]	10,123
14,000	3.000%, 4/26/2022	13,685
729,000	2.876%, 10/31/2022[b]	711,686
472,000	2.908%, 6/5/2023[b]	455,174
825,000	3.691%, 6/5/2028[b]	781,793
1,090,000	4.750%, 10/21/2045	1,078,150
	Guardian Life Global Funding
10,000	2.000%, 4/26/2021[j]	9,671
	Hartford Financial Services Group, Inc.
919,000	5.125%, 4/15/2022	971,288
	HCP, Inc.
10,000	3.750%, 2/1/2019	10,025
560,000	4.000%, 12/1/2022	562,341
176,000	3.400%, 2/1/2025	166,361
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,067
	HSBC Holdings plc
870,000	3.400%, 3/8/2021	869,625
464,000	6.875%, 6/1/2021[b,l]	479,660
350,000	2.650%, 1/5/2022	338,795
350,000	3.600%, 5/25/2023	346,314
425,000	3.900%, 5/25/2026	415,438
	HSBC USA, Inc.
625,000	2.350%, 3/5/2020	617,679
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	9,943
	Huntington National Bank
250,000	2.200%, 11/6/2018	249,665
	Icahn Enterprises, LP
345,000	6.750%, 2/1/2024	347,588
410,000	6.375%, 12/15/2025	410,513
	ING Groep NV
375,000	3.150%, 3/29/2022	367,864
	International Lease Finance Corporation
14,000	4.625%, 4/15/2021	14,307
284,000	5.875%, 8/15/2022	301,099
	Intesa Sanpaolo SPA
350,000	3.125%, 7/14/2022[j]	322,954
	J.P. Morgan Chase & Company
165,000	2.250%, 1/23/2020	162,896
509,000	2.980%, (LIBOR 3M + 0.680%), 6/1/2021[b]	511,418
265,000	2.295%, 8/15/2021	255,998
560,000	4.500%, 1/24/2022	579,125
496,000	2.972%, 1/15/2023	482,929
336,000	3.200%, 1/25/2023	329,881
10,000	2.776%, 4/25/2023[b]	9,700
575,000	2.700%, 5/18/2023	551,810
259,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	263,668
352,000	3.625%, 5/13/2024	349,508
690,000	3.125%, 1/23/2025	659,659
1,080,000	3.900%, 7/15/2025	1,075,617
360,000	3.300%, 4/1/2026	344,141
720,000	3.882%, 7/24/2038[b]	665,756
	J.P. Morgan Chase Bank NA
400,000	3.086%, 4/26/2021[b]	399,048
	KeyBank NA
365,000	2.350%, 3/8/2019	363,951
	KeyCorp
12,000	2.300%, 12/13/2018	11,986
300,000	2.900%, 9/15/2020	297,586
	Kimco Realty Corporation
960,000	3.300%, 2/1/2025	909,356
	Kookmin Bank
375,000	1.625%, 8/1/2019[j]	368,610
	Liberty Mutual Group, Inc.
4,000	5.000%, 6/1/2021[j]	4,145
224,000	4.950%, 5/1/2022[j]	232,701
	Liberty Property, LP
618,000	3.750%, 4/1/2025	604,476
	Lincoln National Corporation
8,000	6.250%, 2/15/2020	8,385
	Lloyds Bank plc
475,000	2.853%, (LIBOR 3M + 0.490%), 5/7/2021[b]	475,671
	Lloyds Banking Group plc
600,000	2.907%, 11/7/2023[b]	571,298
	MassMutual Global Funding
400,000	2.750%, 6/22/2024[j]	380,974
	MetLife, Inc.
355,000	4.050%, 3/1/2045	329,443
	Mitsubishi UFJ Financial Group, Inc.
370,000	2.190%, 9/13/2021	355,247
7,000	2.998%, 2/22/2022	6,871
725,000	3.455%, 3/2/2023	718,551
600,000	3.287%, 7/25/2027	571,976
	Morgan Stanley
14,000	2.800%, 6/16/2020	13,886
224,000	5.550%, 7/15/2020[b,l]	230,877
690,000	2.500%, 4/21/2021	673,865
12,000	5.500%, 7/28/2021	12,697
560,000	2.625%, 11/17/2021	543,602
254,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	257,312
537,000	2.750%, 5/19/2022	520,073
165,000	4.875%, 11/1/2022	171,089
485,000	3.125%, 1/23/2023	473,035
275,000	4.000%, 7/23/2025	274,080
540,000	4.350%, 9/8/2026	533,294
720,000	3.591%, 7/22/2028[b]	684,061
600,000	3.772%, 1/24/2029[b]	578,186
	MPT Operating Partnership, LP
725,000	6.375%, 3/1/2024	759,438
40,000	5.500%, 5/1/2024	40,500
	Nasdaq, Inc.
295,000	3.850%, 6/30/2026	285,593
	National City Corporation
610,000	6.875%, 5/15/2019	630,855
	New York Life Global Funding
10,000	1.550%, 11/2/2018[j]	9,969
354,000	2.300%, 6/10/2022[j]	340,268
	Nomura Holdings, Inc.
8,000	2.750%, 3/19/2019	7,997

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Financials (1.7%) - continued
	Park Aerospace Holdings, Ltd.
$765,000	5.500%, 2/15/2024[j]	$755,277
	PNC Bank NA
11,000	2.450%, 11/5/2020	10,811
	Prudential Financial, Inc.
145,000	2.350%, 8/15/2019	143,267
	Quicken Loans, Inc.
1,220,000	5.750%, 5/1/2025[j]	1,194,112
	Realty Income Corporation
10,000	5.750%, 1/15/2021	10,530
475,000	4.125%, 10/15/2026	472,686
	Regency Centers, LP
720,000	4.125%, 3/15/2028	711,453
	Regions Financial Corporation
250,000	2.250%, 9/14/2018	249,880
346,000	3.200%, 2/8/2021	344,404
	Reinsurance Group of America, Inc.
477,000	5.000%, 6/1/2021	494,305
10,000	4.700%, 9/15/2023	10,335
	Reliance Standard Life Global Funding II
230,000	2.500%, 4/24/2019[j]	229,169
	Royal Bank of Canada
14,000	2.125%, 3/2/2020	13,787
	Royal Bank of Scotland Group plc
599,000	8.625%, 8/15/2021[b,l]	636,587
300,000	3.875%, 9/12/2023	291,384
	Santander UK Group Holdings plc
380,000	2.875%, 10/16/2020	374,515
	Simon Property Group, LP
160,000	2.500%, 9/1/2020	157,715
15,000	2.500%, 7/15/2021	14,642
400,000	2.750%, 2/1/2023	386,520
448,000	4.250%, 11/30/2046	433,547
	Skandinaviska Enskilda Banken AB
365,000	2.375%, 3/25/2019[j]	363,762
	Societe Generale SA
354,000	4.750%, 11/24/2025[j]	348,985
	Standard Chartered plc
848,000	2.100%, 8/19/2019[j]	836,481
	State Street Corporation
243,000	3.226%, (LIBOR 3M + 0.900%), 8/18/2020[b]	246,649
	Sumitomo Mitsui Financial Group, Inc.
12,000	2.934%, 3/9/2021	11,863
426,000	2.784%, 7/12/2022	412,282
360,000	3.102%, 1/17/2023	351,589
336,000	3.010%, 10/19/2026	314,367
	Sumitomo Mitsui Trust Bank, Ltd.
600,000	1.950%, 9/19/2019[j]	591,944
	SunTrust Banks, Inc.
475,000	2.250%, 1/31/2020	469,139
10,000	2.900%, 3/3/2021	9,877
	Svenska Handelsbanken AB
330,000	2.825%, (LIBOR 3M + 0.490%), 6/17/2019[b]	331,062
	Synchrony Financial
793,000	3.000%, 8/15/2019	791,435
145,000	3.584%, (LIBOR 3M + 1.230%), 2/3/2020[b]	146,360
155,000	4.250%, 8/15/2024	151,886
	Toronto-Dominion Bank
175,000	3.266%, (LIBOR 3M + 0.930%), 12/14/2020[b]	177,795
	UBS Group Funding Jersey, Ltd.
612,000	3.000%, 4/15/2021[j]	602,602
336,000	4.125%, 9/24/2025[j]	333,548
	UBS Group Funding Switzerland AG
450,000	3.491%, 5/23/2023[j]	439,776
	UnitedHealth Group, Inc.
100,000	3.350%, 7/15/2022	100,113
600,000	2.950%, 10/15/2027	559,659
1,010,000	4.625%, 7/15/2035	1,061,595
	USB Realty Corporation
140,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,j,l]	126,875
	Vantiv, LLC
790,000	4.375%, 11/15/2025[j]	753,834
	Ventas Realty, LP
500,000	3.100%, 1/15/2023	484,936
595,000	4.000%, 3/1/2028	574,992
	Voya Financial, Inc.
825,000	3.125%, 7/15/2024	779,022
	Wells Fargo & Company
210,000	3.039%, (LIBOR 3M + 0.680%), 1/30/2020[b]	211,387
450,000	2.550%, 12/7/2020	442,556
8,000	2.100%, 7/26/2021	7,688
540,000	2.625%, 7/22/2022	520,163
550,000	3.069%, 1/24/2023	534,667
14,000	3.469%, (LIBOR 3M + 1.110%), 1/24/2023[b]	14,212
448,000	3.450%, 2/13/2023	438,912
10,000	3.589%, (LIBOR 3M + 1.230%), 10/31/2023[b]	10,202
350,000	3.000%, 2/19/2025	330,039
450,000	3.000%, 4/22/2026	418,284
450,000	3.000%, 10/23/2026	415,350
810,000	4.900%, 11/17/2045	802,170
	Welltower, Inc.
10,000	4.950%, 1/15/2021	10,295
855,000	4.000%, 6/1/2025	838,276

	Total	109,645,498

Foreign Government (<0.1%)
	Argentina Government International Bond
335,000	7.500%, 4/22/2026	309,037
	Export-Import Bank of Korea
205,000	2.250%, 1/21/2020	201,892
	Kommunalbanken AS
335,000	1.500%, 10/22/2019[j]	330,108

	Total	841,037

Mortgage-Backed Securities (4.9%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
32,925,000	4.000%, 7/1/2048[e]	33,547,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Mortgage-Backed Securities (4.9%) - continued
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$2,650,000	3.900%, 4/25/2028, Ser. K076, Class A2	$2,741,416
680,458	3.000%, 3/15/2045, Ser. 4741, Class GA	671,048
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
18,225,000	3.500%, 7/1/2033[e]	18,440,186
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
194,637	2.205%, (LIBOR 12M + 1.540%), 7/1/2043[b]	199,862
656,676	4.036%, (LIBOR 12M + 1.550%), 7/1/2043[b]	674,515
142,735	2.035%, (LIBOR 12M + 1.530%), 8/1/2043[b]	147,060
40,000	4.500%, 8/1/2047[e]	41,573
15,000,000	3.000%, 7/1/2048[e]	14,526,563
94,050,000	3.500%, 7/1/2048[e]	93,579,082
86,600,000	4.000%, 7/1/2048[e]	88,281,261
56,500,000	4.500%, 7/1/2048[e]	58,827,314
	U.S. Residential Opportunity Fund Trust
226,492	3.352%, 11/27/2037, Ser. 2017-1III, Class Aj	225,460

	Total	311,902,863

Technology (0.4%)
	Alliance Data Systems Corporation
30,000	5.375%, 8/1/2022[j]	30,146
	Amphenol Corporation
188,000	2.550%, 1/30/2019	187,849
	Apple, Inc.
165,000	2.655%, (LIBOR 3M + 0.300%), 5/6/2020[b]	165,782
14,000	2.850%, 5/6/2021	13,965
13,000	2.706%, (LIBOR 3M + 0.350%), 5/11/2022[b]	13,125
11,000	2.400%, 1/13/2023	10,610
300,000	3.000%, 2/9/2024	293,714
475,000	3.200%, 5/11/2027	458,184
640,000	3.000%, 6/20/2027	608,081
960,000	3.000%, 11/13/2027	911,858
580,000	4.500%, 2/23/2036	622,009
336,000	4.650%, 2/23/2046	361,677
600,000	4.250%, 2/9/2047	608,031
835,000	3.750%, 9/12/2047	781,879
	Applied Materials, Inc.
240,000	3.300%, 4/1/2027	232,845
	Avnet, Inc.
335,000	3.750%, 12/1/2021	333,783
	Baidu, Inc.
540,000	3.000%, 6/30/2020	535,359
	Broadcom Corporation
1,180,000	3.875%, 1/15/2027	1,115,706
1,060,000	3.500%, 1/15/2028	964,929
	Cisco Systems, Inc.
220,000	2.800%, (LIBOR 3M + 0.500%), 3/1/2019[b]	220,731
	CommScope Technologies Finance, LLC
745,000	6.000%, 6/15/2025[j]	760,831
	Diamond 1 Finance Corporation
290,000	3.480%, 6/1/2019[j]	290,732
725,000	4.420%, 6/15/2021[j]	735,290
604,000	5.450%, 6/15/2023[j]	631,684
700,000	6.020%, 6/15/2026[j]	735,891
	Equinix, Inc.
740,000	5.750%, 1/1/2025	745,328
	Fidelity National Information Services, Inc.
273,000	3.625%, 10/15/2020	274,765
	Harland Clarke Holdings Corporation
775,000	8.375%, 8/15/2022[j]	759,500
	Hewlett Packard Enterprise Company
55,000	2.850%, 10/5/2018	55,080
300,000	2.100%, 10/4/2019[j]	296,216
17,000	3.600%, 10/15/2020	17,081
140,000	4.400%, 10/15/2022	143,467
	Intel Corporation
95,000	3.100%, 7/29/2022	94,966
180,000	3.700%, 7/29/2025	181,122
504,000	4.100%, 5/19/2046	506,040
	Iron Mountain, Inc.
846,748	6.000%, 8/15/2023	865,800
	Marvell Technology Group, Ltd.
350,000	4.200%, 6/22/2023	349,529
475,000	4.875%, 6/22/2028	471,364
	Microsoft Corporation
700,000	4.750%, 11/3/2055	795,042
14,000	2.400%, 2/6/2022	13,710
700,000	4.200%, 11/3/2035	735,600
1,415,000	3.700%, 8/8/2046	1,373,506
600,000	4.250%, 2/6/2047	635,906
	NetApp, Inc.
375,000	2.000%, 9/27/2019	369,756
	NXP BV
685,000	3.875%, 9/1/2022[j]	673,012
	Oracle Corporation
160,000	2.500%, 5/15/2022	155,751
448,000	2.400%, 9/15/2023	422,444
1,060,000	2.950%, 5/15/2025	1,011,909
600,000	3.850%, 7/15/2036	574,269
	QUALCOMM, Inc.
336,000	3.000%, 5/20/2022	330,933
	Seagate HDD Cayman
420,000	4.750%, 1/1/2025	402,691
	Sensata Technologies BV
50,000	4.875%, 10/15/2023[j]	50,250
	Sensata Technologies UK Financing Company plc
540,000	6.250%, 2/15/2026[j]	561,600
	Texas Instruments, Inc.
10,000	1.750%, 5/1/2020	9,795
580,000	4.150%, 5/15/2048	588,697
	Tyco Electronics Group SA
120,000	3.450%, 8/1/2024	117,456
240,000	3.125%, 8/15/2027	223,794

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

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Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Technology (0.4%) - continued
	VMware, Inc.
$ 120,000	2.950%, 8/21/2022	$115,121

	Total	25,546,191

Transportation (0.1%)
	Air Canada Pass Through Trust
118,367	3.875%, 3/15/2023[j]	115,408
	American Airlines Pass Through Trust
5,583	4.950%, 1/15/2023	5,754
251,739	3.375%, 5/1/2027	242,815
	Avis Budget Car Rental, LLC
20,000	5.125%, 6/1/2022[j]	19,600
500,000	6.375%, 4/1/2024[i,j]	490,000
	Burlington Northern Santa Fe, LLC
355,000	5.750%, 5/1/2040	420,350
1,050,000	5.050%, 3/1/2041	1,162,459
385,000	4.450%, 3/15/2043	393,316
480,000	3.900%, 8/1/2046	452,069
	CSX Corporation
115,000	3.700%, 11/1/2023	115,355
	Delta Air Lines, Inc.
275,000	2.875%, 3/13/2020	273,179
48,576	4.950%, 11/23/2020	49,027
	ERAC USA Finance, LLC
67,000	2.800%, 11/1/2018[j]	66,988
	J.B. Hunt Transport Services, Inc.
145,000	3.300%, 8/15/2022	143,817
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	9,845
	United Continental Holdings, Inc.
30,000	4.250%, 10/1/2022	28,950
	XPO Logistics, Inc.
690,000	6.500%, 6/15/2022[j]	707,250

	Total	4,696,182

U.S. Government and Agencies (4.3%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	519,983
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	492,388
	U.S. Treasury Bonds
1,500,000	2.375%, 5/15/2027	1,443,984
16,050,000	2.250%, 11/15/2027	15,251,262
21,000,000	2.875%, 5/15/2028	21,032,813
2,900,000	5.250%, 11/15/2028	3,516,703
2,050,000	4.375%, 5/15/2040	2,519,658
10,625,000	3.000%, 5/15/2042	10,674,390
25,124,000	2.500%, 5/15/2046	22,806,900
4,000,000	2.750%, 8/15/2047	3,812,969
1,165,000	2.750%, 11/15/2047	1,110,436
1,500,000	3.125%, 5/15/2048	1,540,254
	U.S. Treasury Bonds, TIPS
38,224,761	0.125%, 1/15/2023	37,368,162
106,306	2.375%, 1/15/2025	117,874
30,601,045	0.375%, 7/15/2027	29,766,032
69,533	2.125%, 2/15/2040	87,372
609,680	0.750%, 2/15/2042	594,950
	U.S. Treasury Notes
6,315,000	1.500%, 10/31/2019	6,236,556
1,900,000	2.250%, 3/31/2020	1,891,316
120,000	1.875%, 12/15/2020	117,980
1,500,000	1.375%, 5/31/2021	1,447,500
23,030,000	1.125%, 8/31/2021	21,967,561
50,000	2.000%, 2/15/2022	48,834
16,000,000	1.875%, 7/31/2022	15,485,625
7,860,000	2.000%, 11/30/2022	7,627,270
510,000	2.500%, 3/31/2023	504,741
1,858,000	1.375%, 9/30/2023	1,732,730
2,700,000	2.125%, 7/31/2024	2,598,328
1,235,000	2.250%, 11/15/2024	1,194,718
13,340,000	2.125%, 11/30/2024	12,806,921
45,500,000	2.875%, 5/31/2025	45,665,293
	U.S. Treasury Notes, TIPS
1,796,645	0.125%, 4/15/2021	1,768,888

	Total	273,750,391

Utilities (0.4%)
	Alabama Power Company
7,000	2.450%, 3/30/2022	6,805
	Ameren Corporation
10,000	2.700%, 11/15/2020	9,876
	American Electric Power Company, Inc.
718,000	2.950%, 12/15/2022	698,710
	Appalachian Power Company
238,000	3.300%, 6/1/2027	228,559
	Arizona Public Service Company
185,000	2.200%, 1/15/2020	182,667
	Atmos Energy Corporation
255,000	3.000%, 6/15/2027	241,416
	Berkshire Hathaway Energy Company
146,000	2.400%, 2/1/2020	144,806
375,000	4.500%, 2/1/2045	383,346
	Calpine Corporation
410,000	5.375%, 1/15/2023	390,013
	CMS Energy Corporation
336,000	2.950%, 2/15/2027	307,304
336,000	3.450%, 8/15/2027	320,612
	Commonwealth Edison Company
355,000	3.700%, 3/1/2045	329,480
190,000	4.350%, 11/15/2045	193,812
	Consolidated Edison, Inc.
7,000	2.000%, 3/15/2020	6,871
224,000	2.000%, 5/15/2021	216,133
168,000	4.500%, 12/1/2045	173,705
	Dominion Energy, Inc.
475,000	2.962%, 7/1/2019	473,943
484,000	2.579%, 7/1/2020	476,784
	Dominion Gas Holdings, LLC
625,000	2.500%, 12/15/2019	619,223
	DTE Electric Company
265,000	3.700%, 3/15/2045	248,672
360,000	3.700%, 6/1/2046	342,633
460,000	4.050%, 5/15/2048	458,140
	DTE Energy Company
84,000	2.400%, 12/1/2019	83,014
	Duke Energy Carolinas, LLC
840,000	3.700%, 12/1/2047	781,291
	Duke Energy Corporation
448,000	3.750%, 9/1/2046	396,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

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Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (16.4%)	Value
Utilities (0.4%) - continued
	Duke Energy Florida, LLC
$ 320,000	3.200%, 1/15/2027	$307,746
	Duke Energy Indiana, LLC
450,000	3.750%, 5/15/2046	424,829
	Dynegy, Inc.
720,000	7.375%, 11/1/2022	752,400
	Edison International
7,000	2.125%, 4/15/2020	6,863
450,000	2.950%, 3/15/2023	432,161
	Emera U.S. Finance, LP
340,000	2.150%, 6/15/2019	336,453
	Energy Transfer Partners, LP
580,000	5.200%, 2/1/2022	601,518
	Eversource Energy
530,000	2.500%, 3/15/2021	519,143
	Exelon Corporation
240,000	5.100%, 6/15/2045	255,653
336,000	4.450%, 4/15/2046	326,174
	Exelon Generation Company, LLC
308,000	5.200%, 10/1/2019	315,228
425,000	2.950%, 1/15/2020	423,243
	FirstEnergy Corporation
150,000	2.850%, 7/15/2022	145,324
845,000	4.850%, 7/15/2047	863,298
	Fortis, Inc.
5,000	2.100%, 10/4/2021	4,771
	ITC Holdings Corporation
67,000	4.050%, 7/1/2023	67,771
224,000	5.300%, 7/1/2043	250,437
	MidAmerican Energy Holdings Company
672,000	6.500%, 9/15/2037	882,826
	Mississippi Power Company
340,000	2.987%, (LIBOR 3M + 0.650%), 3/27/2020[b]	340,000
340,000	3.950%, 3/30/2028	336,529
	Monongahela Power Company
275,000	5.400%, 12/15/2043[j]	324,919
	National Rural Utilities Cooperative Finance Corporation
400,000	2.300%, 11/1/2020	392,604
	NextEra Energy Capital Holdings, Inc.
290,000	2.300%, 4/1/2019	288,767
	NiSource Finance Corporation
236,000	3.490%, 5/15/2027	225,894
615,000	5.650%, 2/1/2045	701,625
	Oncor Electric Delivery Company, LLC
944,000	3.750%, 4/1/2045	894,202
	Pacific Gas and Electric Company
580,000	3.300%, 3/15/2027	524,030
	PPL Capital Funding, Inc.
149,000	3.500%, 12/1/2022	148,213
236,000	3.400%, 6/1/2023	232,036
515,000	5.000%, 3/15/2044	535,082
	PPL Electric Utilities Corporation
354,000	3.950%, 6/1/2047	344,816
	PSEG Power, LLC
9,000	3.000%, 6/15/2021	8,899
	Public Service Electric & Gas Company
600,000	3.000%, 5/15/2027	567,736
	San Diego Gas and Electric Company
600,000	4.150%, 5/15/2048	601,203
	Sempra Energy
175,000	2.400%, 3/15/2020	172,564
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,831
485,000	4.000%, 4/1/2047	452,535
	Southern Company
10,000	1.850%, 7/1/2019	9,901
6,000	2.350%, 7/1/2021	5,812
485,000	2.950%, 7/1/2023	467,670
575,000	3.250%, 7/1/2026	539,549
450,000	4.400%, 7/1/2046	438,960
	Southern Company Gas Capital Corporation
590,000	4.400%, 5/30/2047	583,198
	Southwestern Electric Power Company
180,000	3.900%, 4/1/2045	169,764

	Total	23,941,562

	Total Long-Term Fixed Income (cost $1,043,749,365)	1,033,096,021

Shares	Collateral Held for Securities Loaned (0.4%)
26,846,237	Thrivent Cash Management Trust	26,846,237

	Total Collateral Held for Securities Loaned (cost $26,846,237)	26,846,237

Shares or Principal Amount	Short-Term Investments (8.0%)
	Federal Home Loan Bank Discount Notes
400,000	1.715%, 7/5/2018[o,p]	399,938
1,100,000	1.720%, 7/11/2018[o,p]	1,099,485
15,100,000	1.790%, 7/13/2018[o,p]	15,091,378
6,250,000	1.809%, 7/18/2018[o,p]	6,244,806
400,000	1.855%, 7/20/2018[o,p]	399,626
6,700,000	1.875%, 7/27/2018[o,p]	6,691,297
2,800,000	1.850%, 8/3/2018[o,p]	2,795,220
5,500,000	1.900%, 8/23/2018[o,p]	5,484,749
15,700,000	1.880%, 8/28/2018[o,p]	15,652,272
	Thrivent Core Short-Term Reserve Fund
44,997,049	2.290%	449,970,494
	U.S. Treasury Bills
670,000	1.733%, 7/5/2018[o]	669,908
1,090,000	1.752%, 7/12/2018[o]	1,089,491

	Total Short-Term Investments (cost $505,585,064)	505,588,664

	Total Investments (cost $5,681,346,399) 104.9%	$6,612,500,546

	Other Assets and Liabilities, Net (4.9%)	(310,305,942)

	Total Net Assets 100.0%	$6,302,194,604

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

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Schedule of Investments as of June 29, 2018

(unaudited)

b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	Non-income producing security.
i	All or a portion of the security is on loan.
j

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $93,315,838 or 1.5% of total net assets.

k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

n	All or a portion of the security is insured or guaranteed.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Portfolio as of June 29, 2018 was $25,089,033 or 0.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$212,786
Apidos CLO XVIII, 7/22/2026	4/4/2017	950,000
Ares XXXIIR CLO, Ltd., 5/15/2030	4/6/2018	750,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	385,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	385,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	725,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	400,000
Digicel, Ltd., 4/15/2021	8/19/2013	1,334,633
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	1,043,048
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	316,054
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	142,021
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	1,200,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	400,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	1,095,000
Golub Capital Partners, Ltd., 1/20/2031	12/11/2017	750,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	1,150,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	1,050,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	1,200,000
Mountain View CLO, Ltd., 7/15/2031	5/31/2018	850,000
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	600,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	260,000
Octagon Investment Partners XVI, Ltd., 7/17/2030	6/15/2018	250,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	975,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	385,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	1,914,955
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	900,000
Shackleton, Ltd., 4/15/2027	12/16/2016	1,200,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	78,582
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	799,885
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	162,308
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	36,906
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	1,150,000
Verus Securitization Trust, 7/25/2047	7/24/2017	1,060,556
Verus Securitization Trust, 1/25/2047	2/16/2017	716,400
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	385,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$5,051,215
Common Stock	20,884,122

Total lending	$25,935,337
Gross amount payable upon return of collateral for securities loaned	$26,846,237

Net amounts due to counterparty	$910,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

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Schedule of Investments as of June 29, 2018

(unaudited)

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.5%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$ 1,057,323	4.844%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$1,050,715
	Big River Steel, LLC, Term Loan
813,850	7.334%, (LIBOR 3M + 5.000%), 8/15/2023[b]	823,519
	CONSOL Mining Corporation, Term Loan
825,850	8.320%, (LIBOR 3M + 6.000%), 10/30/2022[b]	845,811
	Contura Energy, Inc., Term Loan
1,350,182	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	1,350,182
	Coronado Australian Holdings Property, Ltd., Term Loan
157,500	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	158,484
576,056	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	579,657
	MRC Global (US), Inc., Term Loan
947,619	5.094%, (LIBOR 1M + 3.000%), 9/20/2024[b]	950,585
	Tronox Finance, LLC, Term Loan
550,490	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	549,939
1,270,361	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	1,269,090

	Total	7,577,982

Capital Goods (0.3%)
	Advanced Disposal Services, Inc., Term Loan
757,131	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[b]	754,670
	BWAY Holding Company, Term Loan
2,700,000	0.000%, (LIBOR 3M + 3.250%), 4/3/2024[b,c,d]	2,683,557
	Cortes NP Intermediate Holding II Corporation, Term Loan
2,343,686	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	2,326,108
	Flex Acquisition Company, Inc. Term Loan
3,635,000	0.000%, (LIBOR 3M + 3.250%), 6/22/2025[b,c,d]	3,624,386
	GFL Environmental, Inc., Term Loan
55,249	0.000%, (LIBOR 3M + 2.750%), 5/31/2025[b,c,d,e]	54,834
444,751	5.084%, (LIBOR 3M + 2.750%), 5/31/2025[b,e]	441,416
	Navistar, Inc., Term Loan
1,536,150	5.530%, (LIBOR 1M + 3.500%), 11/3/2024[b]	1,535,197
	Sterigenics-Nordion Holdings, LLC, Term Loan
2,842,741	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[b]	2,832,081

	Total	14,252,249

Communications Services (0.6%)
	CenturyLink, Inc., Term Loan
1,950,200	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,908,758
	Charter Communications Operating, LLC, Term Loan
1,636,775	4.100%, (LIBOR 1M + 2.000%), 4/13/2025[b]	1,633,190
	Frontier Communications Corporation, Term Loan
2,229,850	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	2,201,286
	Hargray Merger Subsidiary Corporation, Term Loan
991,242	5.094%, (LIBOR 1M + 3.000%), 3/24/2024[b,c,d]	987,524
	Intelsat Jackson Holdings SA, Term Loan
1,315,000	5.853%, (LIBOR 1M + 3.750%), 11/27/2023[b]	1,310,674
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,585,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	2,498,402
355,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b]	327,044
	Mediacom Illinois, LLC, Term Loan
558,600	3.740%, (LIBOR 1W + 1.750%), 2/15/2024[b]	556,271
	NEP/NCP Holdco, Inc., Term Loan
1,802,907	0.000%, (LIBOR 3M + 3.250%), 7/21/2022[b]	1,793,136
96,935	9.339%, (LIBOR 3M + 7.000%), 1/23/2023[b]	97,178
	Radiate Holdco, LLC, Term Loan
3,129,156	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[b]	3,081,718
	Sable International Finance, Ltd., Term Loan
2,735,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[b]	2,733,113
	SBA Senior Finance II, LLC, Term Loan
795,000	4.100%, (LIBOR 1M + 2.000%), 4/6/2025[b]	789,037
	SFR Group SA, Term Loan
638,550	4.844%, (LIBOR 1M + 2.750%), 6/22/2025[b]	624,298
	Sinclair Television Group, Inc., Term Loan
2,855,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,c,d]	2,842,524
	Sprint Communications, Inc., Term Loan
2,923,000	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[b]	2,907,157
	Syniverse Holdings, Inc., Term Loan
329,175	7.046%, (LIBOR 1M + 5.000%), 2/9/2023[b]	328,490
	Univision Communications, Inc., Term Loan
1,851,280	4.844%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,787,263

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

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Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.5%)[a]	Value
Communications Services (0.6%) - continued
	WideOpenWest Finance, LLC, Term Loan
$ 1,086,788	5.335%, (LIBOR 1M + 3.250%), 8/6/2023[b]	$1,035,165
	Windstream Services, LLC, Term Loan
665,000	0.000%, (LIBOR 3M + 4.000%), 3/30/2021[b,c,d]	630,327

	Total	30,072,555

Consumer Cyclical (0.3%)
	Cengage Learning Acquisitions, Term Loan
1,122,684	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,028,659
	Four Seasons Hotels, Ltd., Term Loan
935,252	4.094%, (LIBOR 1M + 2.000%), 11/30/2023[b]	927,658
	Golden Entertainment, Inc., Term Loan
2,054,675	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[b]	2,048,265
325,000	9.100%, (LIBOR 1M + 7.000%), 8/15/2025[b]	328,656
	Mohegan Tribal Gaming Authority, Term Loan
1,463,571	6.094%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,377,952
	Neiman Marcus Group, LLC, Term Loan
533,607	5.263%, (LIBOR 3M + 3.250%), 10/25/2020[b,c,d]	472,109
	Scientific Games International, Inc., Term Loan
2,573,550	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[b]	2,554,248
	Stars Group Holdings BV, Term Loan
2,825,874	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[b]	2,820,222
2,510,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[b,c,d]	2,510,000
	Tenneco, Inc.,Term Loan
1,595,000	0.000%, (LIBOR 3M + 2.750%), 6/18/2025[b,c,d]	1,578,061
	Wyndham Hotels & Resorts, Inc., Term Loan
645,000	3.726%, (LIBOR 1M + 1.750%), 3/29/2025[b]	643,388

	Total	16,289,218

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
2,880,525	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[b]	2,794,714
	Albertson’s, LLC, Term Loan
679,850	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[b]	672,745
833,545	5.337%, (LIBOR 3M + 3.000%), 12/21/2022[b]	825,367
1,511,827	5.319%, (LIBOR 3M + 3.000%), 6/22/2023[b]	1,494,395
	Anmeal Pharmaceuticals LLC, Term Loan
1,054,756	5.625%, (LIBOR 1M + 3.500%), 3/23/2025[b]	1,051,792
	Burlington Coat Factory Warehouse Corporation, Term Loan
925,265	4.600%, (LIBOR 1M + 2.500%), 11/9/2024[b]	926,422
	CHS/Community Health Systems, Inc., Term Loan
191,136	5.307%, (LIBOR 3M + 3.000%), 12/31/2019[b]	190,748
1,240,979	5.557%, (LIBOR 3M + 3.250%), 1/27/2021[b]	1,210,116
	Endo Luxembourg Finance Company I SARL., Term Loan
1,621,933	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	1,617,879
	Energizer Holdings, Inc., Term Loan
1,555,000	0.000%, (LIBOR 3M + 2.250%), 6/21/2025[b,c,d]	1,554,347
	JBS USA LUX SA, Term Loan
2,449,000	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	2,428,183
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,739,359	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,698,780
	Ortho-Clinical Diagnostics, Term Loan
3,185,000	5.336%, (LIBOR 3M + 3.250%), 6/2/2025[b]	3,171,082
	Revlon Consumer Products Corporation, Term Loan
843,561	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	649,542
	Valeant Pharmaceuticals International, Inc., Term Loan
2,120,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	2,111,393

	Total	22,397,505

Energy (0.1%)
	Calpine Corporation, Term Loan
1,156,061	4.840%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,153,287
	Consolidated Energy Finance SA, Term Loan
680,000	4.525%, (LIBOR 1M + 2.500%), 5/7/2025[b,e]	674,900
	Fieldwood Energy, LLC, Term Loan
879,760	7.344%, (LIBOR 1M + 5.250%), 4/11/2022[b]	880,200
	Houston Fuel Oil Terminal Company, LLC, Term Loan
2,400,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[b,c,d]	2,391,000
	McDermott Technology (Americas), Inc., Term Loan
1,541,138	7.094%, (LIBOR 1M + 5.000%), 4/4/2025[b]	1,546,917
	MEG Energy Corporation, Term Loan
148,125	5.600%, (LIBOR 1M + 3.500%), 12/31/2023[b]	148,014

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (2.5%)[a]	Value
Energy (0.1%) - continued
	Pacific Drilling SA, Term Loan
$1,225,600	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	$415,686

	Total	7,210,004

Financials (0.2%)
	ASP AMC Merger Sub, Inc., Term Loan
2,079,975	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[b]	1,990,931
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,045,000	4.088%, (LIBOR 1M + 2.000%), 1/15/2025[b]	2,018,579
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
1,845,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,c,d]	1,810,406
	Digicel International Finance, Ltd., Term Loan
1,542,232	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	1,470,904
	DJO Finance, LLC, Term Loan
563,875	5.451%, (LIBOR 3M + 3.250%), 6/7/2020[b]	560,706
	Genworth Holdings, Inc., Term Loan
285,000	6.546%, (LIBOR 1M + 4.500%), 2/28/2023[b,e]	289,988
	MoneyGram International, Inc., Term Loan
1,705,863	5.344%, (LIBOR 3M + 3.250%), 3/28/2020[b]	1,646,158
	Trans Union, LLC, Term Loan
705,000	0.000%, (LIBOR 3M + 2.000%), 6/12/2025[b,c,d]	702,356

	Total	10,490,028

Technology (0.3%)
	Harland Clarke Holdings Corporation, Term Loan
1,747,669	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[b]	1,698,158
	Plantronics, Inc., Term Loan
3,190,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,c,d]	3,180,047
	Rackspace Hosting, Inc., Term Loan
1,366,200	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[b]	1,346,841
	SS&C Technologies Holdings Europe SARL, Term Loan
389,961	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,c,d]	389,742
	SS&C Technologies, Inc., Term Loan
1,044,175	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,c,d]	1,043,590
	TNS, Inc., Term Loan
562,330	6.100%, (LIBOR 1M + 4.000%), 8/14/2022[b,e]	556,707
	Vantiv, LLC, Term Loan
3,000,000	0.000%, (LIBOR 3M + 1.750%), 8/20/2024[b,c,d]	2,984,460
	Western Digital Corporation, Term Loan
2,149,612	3.844%, (LIBOR 1M + 1.750%), 4/29/2023[b]	2,146,925

	Total	13,346,470

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
2,336,400	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[b]	2,339,321
	OSG Bulk Ships, Inc., Term Loan
316,592	6.770%, (LIBOR 3M + 4.250%), 8/5/2019[b,e]	313,426

	Total	2,652,747

Utilities (0.1%)
	EnergySolutions, LLC, Term Loan
745,000	6.084%, (LIBOR 3M + 3.750%), 5/7/2025[b,c,d,e]	745,931
	HD Supply Waterworks, Term Loan
925,350	5.253%, (LIBOR 3M + 3.000%), 7/21/2024[b,e]	924,194
	Talen Energy Supply, LLC, Term Loan
759,918	6.094%, (LIBOR 1M + 4.000%), 7/6/2023[b]	761,537
	TerraForm Power Operating LLC, Term Loan
573,559	4.094%, (LIBOR 1M + 2.000%), 11/8/2022[b]	572,601

	Total	3,004,263

	Total Bank Loans (cost $129,023,003)	127,293,021

	Long-Term Fixed Income (42.8%)
Asset-Backed Securities (1.6%)
	Access Group, Inc.
683,911	2.591%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,h	676,393
	AMSR Trust
2,700,000	3.485%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ab,h	2,707,113
	Apidos CLO XVIII
2,225,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	2,225,383
	Ares XXXIIR CLO, Ltd.
1,500,000	3.302%, (LIBOR 3M + 0.940%), 5/15/2030, Ser. 2014-32RA, Class A1A*,b	1,496,668
	Babson CLO, Ltd.
825,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	825,085
	Bayview Koitere Fund Trust
1,633,192	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Ab,h	1,648,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

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Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Asset-Backed Securities (1.6%) - continued
	Betony CLO, Ltd.
$750,000	3.189%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,e,h]	$748,125
	Birchwood Park CLO, Ltd.
825,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	825,099
	BlueMountain CLO, Ltd.
1,650,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	1,650,168
	Cent CLO 22, Ltd.
825,000	3.773%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	825,437
	Commonbond Student Loan Trust
2,348,242	3.320%, 5/25/2040, Ser. 2016-A, Class A1[h]	2,346,025
2,032,202	2.591%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,h]	2,032,593
1,348,585	3.210%, 2/25/2044, Ser. 2018-AGS, Class A1[h]	1,342,755
	DRB Prime Student Loan Trust
385,379	3.170%, 7/25/2031, Ser. 2015-B, Class A2*	384,235
1,038,301	3.991%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	1,066,547
2,099,860	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	2,097,163
	Earnest Student Loan Program 2016-D, LLC
1,347,091	2.720%, 1/25/2041, Ser. 2016-D, Class A2[h]	1,326,694
	Earnest Student Loan Program, LLC
1,305,540	3.020%, 5/25/2034, Ser. 2016-B, Class A2[h]	1,297,220
1,026,111	2.680%, 7/25/2035, Ser. 2016-C, Class A2[h]	1,003,610
	Edlinc Student Loan Funding Trust
426,218	4.880%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	432,113
	Galaxy XX CLO, Ltd.
2,650,000	3.359%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	2,638,512
	GoldenTree Loan Opportunities IX, Ltd.
825,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	825,197
	Golub Capital Partners, Ltd.
1,750,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2031, Ser. 2015-22A, Class AR*,b	1,756,158
2,569,000	3.559%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class AR*,b	2,578,829
	Laurel Road Prime Student Loan Trust
1,950,000	2.810%, 11/25/2042, Ser. 2017-C, Class A2Bh	1,903,938
	Lehman XS Trust
2,457,035	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bi	2,258,216
	Lendmark Funding Trust
1,400,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Ah	1,381,718
	Limerock CLO III, LLC
2,500,000	3.559%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	2,500,388
	Madison Park Funding XIV, Ltd.
2,450,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	2,450,353
	Magnetite XII, Ltd.
2,600,000	3.678%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	2,608,200
	Morgan Stanley Bank of America Merrill Lynch Trust
3,400,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	3,373,899
3,400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	3,333,259
	Morgan Stanley Capital, Inc.
1,611,279	2.241%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPb	1,033,686
	Mountain View CLO, Ltd.
1,825,000	3.169%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1R*,b,e	1,825,000
	Neuberger Berman CLO XIV, Ltd.
1,400,000	3.609%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	1,403,574
	Neuberger Berman CLO, Ltd.
600,000	3.542%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	601,255
	Octagon Investment Partners XVI, Ltd.
600,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2R*,b,d,e	600,000
	Octagon Investment Partners XX, Ltd.
2,250,000	3.485%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	2,250,574
	OZLM VIII, Ltd.
825,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	825,085
	Race Point IX CLO, Ltd.
2,100,000	3.558%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	2,107,766

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Asset-Backed Securities (1.6%) - continued
	Renaissance Home Equity Loan Trust
$1,872,511	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[i]	$1,392,126
2,286,297	5.580%, 11/25/2036, Ser. 2006-3, Class AF2[i]	1,312,644
	Shackleton, Ltd.
2,650,000	3.718%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	2,650,554
	SLM Student Loan Trust
1,455,968	2.360%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	1,435,213
	SoFi Consumer Loan Program, LLC
1,383,652	2.500%, 5/26/2026, Ser. 2017-4, Class Ah	1,366,198
1,516,577	2.140%, 9/25/2026, Ser. 2017-5, Class A1[h]	1,508,327
	SoFi Professional Loan Program, LLC
618,746	2.420%, 3/25/2030, Ser. 2015-A, Class A2[h]	610,407
	Stanwich Mortgage Loan Company, LLC
175,654	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,i	175,691
	Symphony CLO VIII, Ltd.
79,086	3.431%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-8A, Class AR*,b	79,091
	Symphony CLO XV, Ltd.
2,500,000	3.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	2,500,308
	U.S. Small Business Administration
226,351	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	227,142
	Voya CLO 3, Ltd.
825,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,b	823,979

	Total	79,294,235

Basic Materials (0.8%)
	Alcoa Nederland Holding BV
1,605,000	6.750%, 9/30/2024[h]	1,692,617
	Anglo American Capital plc
1,970,000	4.875%, 5/14/2025[h]	1,979,090
	ArcelorMittal SA
1,190,000	5.500%, 3/1/2021	1,239,980
2,567,000	6.125%, 6/1/2025	2,765,942
	Braskem Netherlands Finance BV
1,680,000	4.500%, 1/10/2028[h]	1,545,600
	BWAY Holding Company
1,740,000	5.500%, 4/15/2024[h]	1,696,500
	CF Industries, Inc.
1,800,000	3.450%, 6/1/2023[j]	1,703,232
	Chemours Company
1,435,000	5.375%, 5/15/2027	1,388,362
	First Quantum Minerals, Ltd.
847,000	7.000%, 2/15/2021[h]	855,470
1,165,000	7.500%, 4/1/2025[h]	1,149,738
	Georgia-Pacific, LLC
535,000	2.539%, 11/15/2019[h]	531,557
	Glencore Finance Canada, Ltd.
560,000	6.000%, 11/15/2041[h]	585,889
	Glencore Funding, LLC
560,000	4.125%, 5/30/2023[h]	558,774
725,000	4.000%, 3/27/2027[h]	684,097
	International Paper Company
1,420,000	4.350%, 8/15/2048	1,272,738
	Kinross Gold Corporation
1,120,000	5.950%, 3/15/2024	1,148,000
1,510,000	4.500%, 7/15/2027[h]	1,385,425
	Novelis Corporation
670,000	5.875%, 9/30/2026[h]	641,525
	Olin Corporation
2,055,000	5.125%, 9/15/2027	1,998,487
	Platform Specialty Products Corporation
1,000,000	5.875%, 12/1/2025[h]	977,500
	Sherwin-Williams Company
1,285,000	3.125%, 6/1/2024	1,226,838
	Steel Dynamics, Inc.
1,430,000	5.000%, 12/15/2026	1,430,000
	Syngenta Finance NV
1,200,000	3.933%, 4/23/2021[h]	1,196,871
	Teck Resources, Ltd.
2,240,000	6.125%, 10/1/2035	2,251,200
	United States Steel Corporation
1,500,000	6.250%, 3/15/2026	1,484,062
	Vale Overseas, Ltd.
840,000	6.250%, 8/10/2026	909,720
835,000	6.875%, 11/21/2036	937,455
840,000	6.875%, 11/10/2039	951,300
	Westlake Chemical Corporation
1,120,000	3.600%, 8/15/2026	1,062,260
	WestRock Company
1,100,000	3.750%, 3/15/2025[h]	1,079,088

	Total	38,329,317

Capital Goods (0.8%)
	AECOM
2,080,000	5.875%, 10/15/2024	2,145,000
	Ashtead Capital, Inc.
1,450,000	4.125%, 8/15/2025[h]	1,352,125
	Bombardier, Inc.
2,055,000	7.500%, 3/15/2025[h]	2,139,769
	Building Materials Corporation of America
1,525,000	6.000%, 10/15/2025[h]	1,528,812
	Cemex SAB de CV
1,685,000	6.125%, 5/5/2025[h]	1,712,803
	Cintas Corporation No. 2
840,000	3.700%, 4/1/2027	823,648
	CNH Industrial Capital, LLC
1,120,000	4.875%, 4/1/2021	1,149,400
	CNH Industrial NV
1,400,000	3.850%, 11/15/2027	1,305,093
	Crown Americas Capital Corporation IV
1,450,000	4.500%, 1/15/2023	1,421,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Capital Goods (0.8%) - continued
	Crown Cork & Seal Company, Inc.
$1,460,000	7.375%, 12/15/2026	$1,576,800
	Huntington Ingalls Industries, Inc.
1,680,000	3.483%, 12/1/2027	1,578,864
	L3 Technologies, Inc.
1,656,000	3.950%, 5/28/2024	1,634,804
	Lockheed Martin Corporation
350,000	2.500%, 11/23/2020	345,250
1,136,000	3.600%, 3/1/2035	1,056,283
1,024,000	4.500%, 5/15/2036	1,062,094
284,000	6.150%, 9/1/2036	347,982
	Northrop Grumman Corporation
1,960,000	3.850%, 4/15/2045	1,776,724
	Owens-Brockway Glass Container, Inc.
2,205,000	5.000%, 1/15/2022[h]	2,196,731
	Republic Services, Inc.
850,000	2.900%, 7/1/2026	789,068
	Reynolds Group Issuer, Inc.
2,170,000	5.125%, 7/15/2023[h]	2,142,875
	Rockwell Collins, Inc.
1,700,000	2.800%, 3/15/2022	1,656,102
	Roper Industries, Inc.
1,316,000	2.050%, 10/1/2018	1,314,357
	Roper Technologies, Inc.
840,000	2.800%, 12/15/2021	820,284
	Siemens Financieringsmaatschappij NV
2,255,000	4.200%, 3/16/2047[h]	2,280,433
	Standard Industries, Inc.
675,000	5.500%, 2/15/2023[h]	687,656
	Textron, Inc.
825,000	7.250%, 10/1/2019	864,387
1,710,000	3.375%, 3/1/2028	1,585,747
	United Rentals North America, Inc.
1,655,000	5.500%, 7/15/2025	1,667,413
	United Technologies Corporation
1,410,000	4.050%, 5/4/2047	1,289,305

	Total	40,250,809

Collateralized Mortgage Obligations (1.1%)
	Alternative Loan Trust
1,135,938	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	983,829
	Angel Oak Mortgage Trust I, LLC
532,905	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	532,745
	Bayview Opportunity Master Fund Trust
1,846,883	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ab,h	1,863,048
3,038,778	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ab,h	3,065,382
2,470,388	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,h	2,461,732
	Citigroup Mortgage Loan Trust, Inc.
344,971	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	345,829
	CitiMortgage Alternative Loan Trust
1,111,365	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	1,044,838
	COLT Mortgage Loan Trust
2,487,381	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,h	2,469,609
	Countrywide Alternative Loan Trust
1,316,275	3.315%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	1,157,832
752,588	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	500,101
211,758	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	202,589
2,307,463	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	1,911,689
1,662,945	7.000%, 10/25/2037, Ser. 2007-24, Class A10	1,070,905
	Countrywide Home Loans, Inc.
393,971	5.750%, 4/25/2037, Ser. 2007-3, Class A27	323,872
	Deutsche Alt-A Securities Mortgage Loan Trust
277,865	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	252,948
	Federal Home Loan Mortgage Corporation
4,803,480	3.000%, 4/15/2028, Ser. 4193, Class AIk	403,300
3,575,674	4.000%, 7/15/2031, Ser. 4104, Class KIk	411,418
3,777,196	3.000%, 2/15/2033, Ser. 4170, Class IGk	423,569
	Federal National Mortgage Association
7,261,692	3.500%, 1/25/2033, Ser. 2012-150, Class YIk	934,771
	Greenpoint Mortgage Funding Trust
950,735	2.291%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	833,826
	Impac Secured Assets Trust
3,811,562	2.331%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	3,172,150
	IndyMac INDX Mortgage Loan Trust
1,460,853	2.731%, (LIBOR 1M + 0.640%), 7/25/2045, Ser. 2005-16IP, Class A1[b]	1,407,393
	J.P. Morgan Mortgage Trust
95,693	3.653%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	84,250
1,895,705	2.471%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	1,073,671
1,971,229	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	1,179,352
	MASTR Alternative Loans Trust
295,851	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	298,654
1,320,829	2.541%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	642,092
	Merrill Lynch Alternative Note Asset Trust
292,534	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	235,953

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

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Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Collateralized Mortgage Obligations (1.1%) - continued
	Preston Ridge Partners Mortgage Trust, LLC
$938,066	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,i	$937,700
4,496,415	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,i	4,469,791
	Pretium Mortgage Credit Partners, LLC
2,043,494	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[h,i]	2,024,780
	Residential Accredit Loans, Inc. Trust
448,837	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	435,732
2,500,727	2.641%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	1,986,593
	Residential Asset Securitization Trust
2,639,160	2.471%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	620,428
	Sequoia Mortgage Trust
1,766,095	3.798%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	1,465,202
	Sunset Mortgage Loan Company, LLC
163,509	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,i	163,688
1,787,978	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,i	1,775,868
397,917	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,i	398,038
	Towd Point Mortgage Trust
2,192,929	2.750%, 10/25/2056, Ser. 2017-1, Class A1[b,h]	2,146,980
1,622,058	2.691%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,h]	1,623,561
	Verus Securitization Trust
1,698,171	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,b	1,692,971
2,651,554	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	2,621,414
	WaMu Mortgage Pass Through Certificates
248,634	3.321%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	240,888
245,152	3.367%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	237,634
1,334,774	2.867%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	1,257,518
2,630,242	2.518%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	2,436,759
	Washington Mutual Mortgage Pass Through Certificates Trust
1,686,152	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	1,386,522

	Total	57,209,414

Commercial Mortgage-Backed Securities (1.6%)
	CSAIL Commercial Mortgage Trust
4,400,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	4,359,109
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
2,585,892	2.776%, 3/25/2023, Ser. K724, Class A1[l]	2,562,938
5,400,000	3.002%, 1/25/2024, Ser. K725, Class A2	5,363,013
3,000,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	3,046,893
	Federal National Mortgage Association - ACES
2,825,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[b]	2,637,950
4,250,000	2.878%, 2/25/2027, Ser. 2017-M2, Class A2[b]	4,065,429
5,000,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	4,821,073
4,400,000	3.150%, 3/25/2028, Ser. 2018-M7, Class A2[b]	4,264,193
	Federal National Mortgage Association Grantor Trust
5,596,730	2.898%, 6/25/2027, Ser. 2017-T1, Class Al	5,380,626
	GS Mortgage Securities Trust
2,925,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	2,981,150
4,000,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	4,040,828
4,000,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	3,908,144
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,480,745	3.507%, 5/15/2045, Ser. 2012-C6, Class A3	1,487,992
	JPMBB Commercial Mortgage Securities Trust
2,850,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	2,800,919
	Morgan Stanley Capital I, Inc.
8,500,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5[d,e]	8,756,992
	UBS Commercial Mortgage Trust
6,700,000	4.241%, 7/15/2051, Ser. 2018-C11, Class A5[d,e]	6,900,957
3,185,349	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	3,191,665
	Wells Fargo Commercial Mortgage Trust
2,500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	2,497,546
2,250,000	3.839%, 9/15/2058, Ser. 2015-LC22, Class A4	2,278,957
	WFRBS Commercial Mortgage Trust
2,784,244	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	2,734,350

	Total	78,080,724

Communications Services (1.7%)
	21st Century Fox America, Inc.
1,140,000	6.900%, 3/1/2019	1,170,451
2,115,000	6.400%, 12/15/2035	2,535,586
	Altice Financing SA
1,675,000	6.625%, 2/15/2023[h]	1,650,712

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Communications Services (1.7%) - continued
	AMC Networks, Inc.
$1,675,000	5.000%, 4/1/2024	$1,649,875
	America Movil SAB de CV
829,000	5.000%, 10/16/2019	847,868
	American Tower Corporation
1,280,000	3.300%, 2/15/2021	1,278,526
	AT&T, Inc.
600,000	5.875%, 10/1/2019	620,674
360,000	3.264%, (LIBOR 3M + 0.930%), 6/30/2020[b]	364,022
835,000	3.800%, 3/1/2024	818,580
1,017,000	4.100%, 2/15/2028[h]	971,436
822,000	4.300%, 2/15/2030[h]	777,211
1,100,000	5.250%, 3/1/2037	1,083,696
1,590,000	4.900%, 8/15/2037[h]	1,507,867
840,000	6.350%, 3/15/2040	909,836
950,000	5.550%, 8/15/2041	944,970
546,000	4.750%, 5/15/2046	487,361
	British Sky Broadcasting Group plc
880,000	2.625%, 9/16/2019[h]	873,765
1,100,000	3.125%, 11/26/2022[h]	1,077,608
	CCO Holdings, LLC
2,100,000	5.875%, 4/1/2024[h]	2,110,500
	CenturyLink, Inc.
1,630,000	6.450%, 6/15/2021	1,675,917
	Charter Communications Operating, LLC
450,000	6.834%, 10/23/2055	482,097
630,000	3.579%, 7/23/2020	629,906
700,000	4.500%, 2/1/2024	699,048
1,400,000	4.200%, 3/15/2028	1,310,138
3,320,000	6.484%, 10/23/2045	3,497,044
	Clear Channel Worldwide Holdings, Inc.
2,160,000	6.500%, 11/15/2022	2,203,200
	Comcast Corporation
850,000	4.049%, 11/1/2052	740,737
875,000	2.750%, 3/1/2023	840,851
2,190,000	4.400%, 8/15/2035	2,129,546
1,115,000	4.750%, 3/1/2044	1,096,935
550,000	4.600%, 8/15/2045	529,517
	Cox Communications, Inc.
1,400,000	3.350%, 9/15/2026[h]	1,293,899
568,000	4.600%, 8/15/2047[h]	518,647
	Crown Castle International Corporation
1,183,000	3.400%, 2/15/2021	1,181,535
2,062,000	5.250%, 1/15/2023	2,159,973
1,136,000	3.200%, 9/1/2024	1,071,668
	CSC Holdings, LLC
245,000	5.500%, 4/15/2027[h]	233,975
	Digicel, Ltd.
2,725,000	6.000%, 4/15/2021*,j	2,459,312
	Discovery Communications, LLC
1,420,000	4.900%, 3/11/2026	1,455,978
2,270,000	5.000%, 9/20/2037	2,184,303
	Gray Television, Inc.
1,690,000	5.875%, 7/15/2026[h]	1,607,612
	Intelsat Jackson Holdings SA
1,590,000	8.000%, 2/15/2024[h]	1,669,500
	Level 3 Communications, Inc.
2,080,000	5.375%, 1/15/2024	2,038,400
	Level 3 Financing, Inc.
700,000	5.375%, 5/1/2025	673,750
	Moody’s Corporation
770,000	2.750%, 12/15/2021	752,382
	Neptune Finco Corporation
1,769,000	10.875%, 10/15/2025[h]	2,039,303
	Netflix, Inc.
1,895,000	4.875%, 4/15/2028[h]	1,806,257
	Nexstar Escrow Corporation
781,000	5.625%, 8/1/2024[h]	752,689
	Omnicom Group, Inc.
530,000	3.600%, 4/15/2026	506,985
	S&P Global, Inc.
1,024,000	3.300%, 8/14/2020	1,025,230
	SES Global Americas Holdings GP
620,000	2.500%, 3/25/2019[h]	617,238
	SFR Group SA
2,455,000	6.000%, 5/15/2022[h]	2,470,344
	Sprint Communications, Inc.
1,485,000	6.000%, 11/15/2022	1,472,006
	Sprint Corporation
1,405,000	7.625%, 2/15/2025	1,440,125
	Telecom Italia SPA
1,400,000	5.303%, 5/30/2024[h]	1,380,750
	Telefonica Emisiones SAU
1,375,000	4.665%, 3/6/2038	1,285,294
	Time Warner Entertainment Company, LP
1,341,000	8.375%, 3/15/2023	1,560,018
	Verizon Communications, Inc.
1,475,000	3.500%, 11/1/2021	1,481,432
2,304,000	5.150%, 9/15/2023	2,455,132
1,311,000	3.376%, 2/15/2025	1,259,149
575,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	574,347
859,000	4.272%, 1/15/2036	791,935
2,272,000	4.862%, 8/21/2046	2,169,381
1,796,000	4.522%, 9/15/2048	1,636,101
	Viacom, Inc.
560,000	4.250%, 9/1/2023	555,282
1,095,000	6.875%, 4/30/2036	1,182,518
840,000	5.850%, 9/1/2043	843,594
	Virgin Media Secured Finance plc
1,725,000	5.250%, 1/15/2026[h]	1,595,625
	Windstream Services, LLC
1,150,000	8.625%, 10/31/2025[h]	1,092,500

	Total	88,809,649

Consumer Cyclical (1.4%)
	Amazon.com, Inc.
710,000	3.150%, 8/22/2027	681,617
1,420,000	3.875%, 8/22/2037	1,385,123
852,000	4.050%, 8/22/2047	833,178
	American Honda Finance Corporation
1,075,000	2.000%, 2/14/2020	1,060,581
	Aptiv plc
1,280,000	3.150%, 11/19/2020	1,270,649
	Cinemark USA, Inc.
2,695,000	4.875%, 6/1/2023	2,640,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Consumer Cyclical (1.4%) - continued
	CVS Health Corporation
$235,000	2.250%, 8/12/2019	$233,067
278,000	3.350%, 3/9/2021	277,675
556,000	3.700%, 3/9/2023	550,340
1,370,000	4.100%, 3/25/2025	1,362,493
3,370,000	4.875%, 7/20/2035	3,384,036
2,480,000	4.780%, 3/25/2038	2,451,378
1,380,000	5.050%, 3/25/2048	1,393,795
	D.R. Horton, Inc.
1,175,000	2.550%, 12/1/2020	1,151,547
	Daimler Finance North America, LLC
1,120,000	2.979%, (LIBOR 3M + 0.620%), 10/30/2019[b,h]	1,125,376
1,025,000	2.913%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	1,027,577
	Delphi Jersey Holdings plc
1,795,000	5.000%, 10/1/2025[h]	1,711,981
	Ford Motor Credit Company, LLC
950,000	2.551%, 10/5/2018	949,404
1,000,000	2.943%, 1/8/2019	1,000,591
1,060,000	2.262%, 3/28/2019	1,054,756
100,000	8.125%, 1/15/2020	107,134
560,000	2.459%, 3/27/2020	551,161
420,000	3.200%, 1/15/2021	415,271
820,000	3.606%, (LIBOR 3M + 1.270%), 3/28/2022[b]	829,219
1,500,000	2.979%, 8/3/2022	1,443,465
	General Motors Financial Company, Inc.
425,000	3.272%, (LIBOR 3M + 0.930%), 4/13/2020[b]	427,871
770,000	3.700%, 11/24/2020	773,842
512,000	4.200%, 3/1/2021	519,137
1,210,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	1,216,294
1,250,000	3.150%, 6/30/2022	1,214,837
560,000	3.950%, 4/13/2024	547,805
1,240,000	4.300%, 7/13/2025	1,216,057
	Home Depot, Inc.
1,330,000	5.400%, 9/15/2040	1,564,048
840,000	4.250%, 4/1/2046	844,344
1,400,000	3.900%, 6/15/2047	1,339,823
	Hyundai Capital America
418,000	2.400%, 10/30/2018[h]	417,385
1,200,000	2.550%, 4/3/2020[h]	1,179,241
768,000	3.000%, 10/30/2020[h]	757,643
	Jaguar Land Rover Automotive plc
1,500,000	5.625%, 2/1/2023[h,j]	1,520,625
	KB Home
1,141,000	4.750%, 5/15/2019	1,145,678
	L Brands, Inc.
1,500,000	5.625%, 2/15/2022	1,522,500
	Landry’s, Inc.
1,600,000	6.750%, 10/15/2024[h]	1,600,288
	Lear Corporation
1,200,000	5.250%, 1/15/2025	1,233,895
	Lennar Corporation
825,000	4.125%, 1/15/2022	816,750
2,185,000	4.875%, 12/15/2023	2,176,806
840,000	4.500%, 4/30/2024	809,592
	Live Nation Entertainment, Inc.
1,020,000	5.375%, 6/15/2022[h]	1,037,850
925,000	5.625%, 3/15/2026[h]	918,062
	Macy’s Retail Holdings, Inc.
1,690,000	2.875%, 2/15/2023[j]	1,589,199
	Mastercard, Inc.
1,660,000	3.950%, 2/26/2048	1,654,776
	McDonald’s Corporation
730,000	2.750%, 12/9/2020	724,860
1,120,000	2.625%, 1/15/2022	1,097,310
1,365,000	4.450%, 3/1/2047	1,354,352
	MGM Resorts International
2,115,000	6.000%, 3/15/2023	2,178,450
	New Red Finance, Inc.
1,750,000	4.250%, 5/15/2024[h]	1,662,500
	Nissan Motor Acceptance Corporation
840,000	2.150%, 9/28/2020[h]	818,351
	Prime Security Services Borrower, LLC
1,897,000	9.250%, 5/15/2023[h]	2,025,047
	Scientific Games International, Inc.
1,625,000	5.000%, 10/15/2025[h]	1,547,813
	Six Flags Entertainment Corporation
2,790,000	4.875%, 7/31/2024[h]	2,711,043
	Toll Brothers Finance Corporation
432,000	4.000%, 12/31/2018	431,946
	VOC Escrow, Ltd.
1,750,000	5.000%, 2/15/2028[h]	1,653,243

	Total	73,141,440

Consumer Non-Cyclical (2.0%)
	Abbott Laboratories
1,440,000	2.900%, 11/30/2021	1,417,622
700,000	3.400%, 11/30/2023	690,378
2,250,000	4.750%, 11/30/2036	2,372,007
1,130,000	4.900%, 11/30/2046	1,209,029
	AbbVie, Inc.
2,070,000	2.500%, 5/14/2020	2,044,346
1,320,000	3.600%, 5/14/2025	1,278,045
560,000	4.700%, 5/14/2045	555,105
1,395,000	4.450%, 5/14/2046	1,332,896
	Albertson’s Companies, Inc.
1,525,000	6.085%, (LIBOR 3M + 3.750%), 1/15/2024[b,h]	1,528,812
	Altria Group, Inc.
560,000	2.850%, 8/9/2022	546,614
700,000	2.625%, 9/16/2026	637,212
	Amgen, Inc.
1,680,000	2.200%, 5/11/2020	1,653,377
512,000	2.700%, 5/1/2022	497,184
475,000	3.125%, 5/1/2025	454,433
843,000	3.200%, 11/2/2027	789,101
634,000	4.400%, 5/1/2045	606,436
	Anheuser-Busch InBev Finance, Inc.
550,000	3.623%, (LIBOR 3M + 1.260%), 2/1/2021[b]	566,248
2,839,000	3.650%, 2/1/2026	2,780,198
2,240,000	4.700%, 2/1/2036	2,268,829
	Anheuser-Busch InBev Worldwide, Inc.
2,725,000	4.750%, 4/15/2058	2,659,277
536,000	3.750%, 1/15/2022	543,143
820,000	3.052%, (LIBOR 3M + 0.740%), 1/12/2024[b]	827,279

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Consumer Non-Cyclical (2.0%) - continued
$1,350,000	4.375%, 4/15/2038	$1,309,702
1,350,000	4.600%, 4/15/2048	1,323,691
	BAT Capital Corporation
568,000	2.297%, 8/14/2020[h]	555,727
852,000	3.222%, 8/15/2024[h]	806,704
1,136,000	4.540%, 8/15/2047[h]	1,059,904
	Baxalta, Inc.
1,910,000	4.000%, 6/23/2025	1,869,274
	Bayer U.S. Finance II, LLC
1,450,000	3.500%, 6/25/2021[h]	1,452,774
1,380,000	4.250%, 12/15/2025[h]	1,387,938
	Bayer U.S. Finance, LLC
840,000	3.375%, 10/8/2024[h]	809,109
	Becton, Dickinson and Company
1,214,000	3.734%, 12/15/2024	1,185,182
1,147,000	3.700%, 6/6/2027	1,084,480
840,000	4.669%, 6/6/2047	811,141
	Boston Scientific Corporation
435,000	6.000%, 1/15/2020	453,187
525,000	3.850%, 5/15/2025	519,437
840,000	7.375%, 1/15/2040	1,080,443
	Bunge, Ltd. Finance Corporation
762,000	8.500%, 6/15/2019	800,404
300,000	3.500%, 11/24/2020	299,856
	Campbell Soup Company
1,385,000	3.950%, 3/15/2025	1,335,167
	Cardinal Health, Inc.
560,000	3.079%, 6/15/2024	527,481
	Celgene Corporation
2,285,000	2.875%, 8/15/2020	2,269,285
	Church & Dwight Company, Inc.
310,000	2.450%, 12/15/2019	307,393
	Clorox Company
1,680,000	3.100%, 10/1/2027	1,579,534
	Constellation Brands, Inc.
1,120,000	3.600%, 2/15/2028	1,058,174
	EMD Finance, LLC
1,128,000	2.950%, 3/19/2022[h]	1,102,351
	Energizer Holdings, Inc.
1,900,000	5.500%, 6/15/2025[h]	1,866,750
	Envision Healthcare Corporation
2,205,000	5.125%, 7/1/2022[h]	2,224,294
	Express Scripts Holding Company
560,000	3.000%, 7/15/2023	531,010
1,685,000	4.800%, 7/15/2046	1,601,070
	Forest Laboratories, LLC
300,000	4.875%, 2/15/2021[h]	308,753
	Grupo Bimbo SAB de CV
860,000	4.700%, 11/10/2047[h]	781,276
	HCA, Inc.
1,070,000	5.250%, 6/15/2026	1,062,724
1,105,000	4.500%, 2/15/2027	1,040,081
	Imperial Tobacco Finance plc
1,250,000	2.950%, 7/21/2020[h]	1,237,065
	JBS USA, LLC
1,450,000	5.750%, 6/15/2025[h]	1,348,500
	Kimberly-Clark Corporation
1,410,000	3.900%, 5/4/2047	1,381,450
	Kraft Foods Group, Inc.
1,056,000	5.000%, 6/4/2042	1,007,463
	Kraft Heinz Foods Company
1,650,000	3.375%, 6/15/2021	1,652,612
	Kroger Company
710,000	2.800%, 8/1/2022	688,429
	Laboratory Corporation of America Holdings
360,000	2.625%, 2/1/2020	357,118
	Maple Escrow Subsidiary, Inc.
1,100,000	3.551%, 5/25/2021[h]	1,100,889
	Mead Johnson Nutrition Company
512,000	3.000%, 11/15/2020	509,844
	Medtronic, Inc.
4,070,000	4.375%, 3/15/2035	4,206,603
560,000	4.625%, 3/15/2045	593,146
	Merck & Company, Inc.
385,000	2.728%, (LIBOR 3M + 0.375%), 2/10/2020[b]	387,032
260,000	3.700%, 2/10/2045	246,966
	Mondelez International Holdings Netherlands BV
1,200,000	2.000%, 10/28/2021[h]	1,144,770
	Mondelez International, Inc.
418,000	2.878%, (LIBOR 3M + 0.520%), 2/1/2019[b]	418,685
	Mylan NV
580,000	5.250%, 6/15/2046	564,549
	Mylan, Inc.
260,000	3.125%, 1/15/2023[h]	249,595
980,000	4.550%, 4/15/2028[h]	957,336
	Newell Rubbermaid, Inc.
748,000	5.500%, 4/1/2046	728,544
	PepsiCo, Inc.
1,032,000	2.850%, 2/24/2026	983,542
	Reynolds American, Inc.
1,563,000	5.700%, 8/15/2035	1,677,149
	Roche Holdings, Inc.
768,000	4.000%, 11/28/2044[h]	768,232
	Shire Acquisitions Investments Ireland Designated Activity Company
1,680,000	2.400%, 9/23/2021	1,608,235
	Simmons Foods, Inc.
1,795,000	5.750%, 11/1/2024[h]	1,557,162
	Smithfield Foods, Inc.
1,320,000	2.700%, 1/31/2020[h]	1,301,018
820,000	2.650%, 10/3/2021[h]	781,173
	Teleflex, Inc.
560,000	4.875%, 6/1/2026	548,800
	Tenet Healthcare Corporation
2,285,000	8.125%, 4/1/2022	2,384,969
	Thermo Fisher Scientific, Inc.
396,000	3.000%, 4/15/2023	384,899
	TreeHouse Foods, Inc.
760,000	4.875%, 3/15/2022	760,950
	Tyson Foods, Inc.
560,000	3.550%, 6/2/2027	529,595
	VRX Escrow Corporation
3,245,000	6.125%, 4/15/2025[h]	2,989,456
	Zimmer Biomet Holdings, Inc.
1,725,000	3.076%, (LIBOR 3M + 0.750%), 3/19/2021[b]	1,727,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Consumer Non-Cyclical (2.0%) - continued
	Zoetis, Inc.
$1,870,000	4.700%, 2/1/2043	$1,926,988

	Total	100,372,539

Energy (1.9%)
	Anadarko Petroleum Corporation
1,680,000	4.850%, 3/15/2021	1,728,782
1,400,000	5.550%, 3/15/2026	1,499,942
	Antero Resources Corporation
1,775,000	5.125%, 12/1/2022	1,779,437
	BP Capital Markets plc
1,560,000	3.535%, 11/4/2024	1,547,297
285,000	3.119%, 5/4/2026	272,639
1,960,000	3.279%, 9/19/2027	1,883,634
	Buckeye Partners, LP
846,000	2.650%, 11/15/2018	845,089
	Canadian Natural Resources, Ltd.
1,005,000	3.450%, 11/15/2021	1,003,209
560,000	6.250%, 3/15/2038	660,192
	Canadian Oil Sands, Ltd.
750,000	9.400%, 9/1/2021[h]	862,862
	Cenovus Energy, Inc.
1,120,000	3.800%, 9/15/2023	1,091,550
921,000	5.200%, 9/15/2043	867,004
	Cheniere Corpus Christi Holdings, LLC
1,635,000	5.875%, 3/31/2025	1,700,400
	Cheniere Energy Partners, LP
1,810,000	5.250%, 10/1/2025[h]	1,765,564
	Concho Resources, Inc.
715,000	4.375%, 1/15/2025	717,869
	ConocoPhillips
1,400,000	6.500%, 2/1/2039	1,786,823
	Continental Resources, Inc.
1,400,000	5.000%, 9/15/2022	1,421,084
	El Paso Pipeline Partners Operating Company, LLC
840,000	4.300%, 5/1/2024	837,744
	Enbridge Energy Partners, LP
1,400,000	5.875%, 10/15/2025	1,523,157
	Enbridge, Inc.
975,000	2.900%, 7/15/2022	946,725
	Encana Corporation
230,000	3.900%, 11/15/2021	231,828
	Energy Transfer Equity, LP
1,450,000	5.500%, 6/1/2027	1,450,000
	Energy Transfer Partners, LP
450,000	4.200%, 9/15/2023	449,222
765,000	4.900%, 3/15/2035	699,422
600,000	5.150%, 2/1/2043	533,948
1,340,000	6.000%, 6/15/2048	1,335,725
	EnLink Midstream Partners, LP
575,000	4.150%, 6/1/2025	531,265
420,000	4.850%, 7/15/2026	397,845
	Enterprise Products Operating, LLC
758,000	5.100%, 2/15/2045	779,776
	EQT Corporation
754,000	8.125%, 6/1/2019	788,035
1,410,000	3.900%, 10/1/2027	1,315,754
	EQT Midstream Partners, LP
1,365,000	4.750%, 7/15/2023	1,362,337
	Exxon Mobil Corporation
420,000	4.114%, 3/1/2046	427,132
	Hess Corporation
1,333,000	3.500%, 7/15/2024	1,259,181
845,000	6.000%, 1/15/2040	870,040
	Kinder Morgan Energy Partners, LP
765,000	3.500%, 3/1/2021	763,605
1,400,000	6.500%, 9/1/2039	1,510,854
	Kinder Morgan, Inc.
1,250,000	6.500%, 9/15/2020	1,328,687
	Magellan Midstream Partners, LP
750,000	5.000%, 3/1/2026	789,625
	Marathon Oil Corporation
840,000	2.700%, 6/1/2020	827,259
1,960,000	6.600%, 10/1/2037	2,339,664
	Marathon Petroleum Corporation
375,000	3.400%, 12/15/2020	375,300
1,136,000	6.500%, 3/1/2041	1,326,150
	MPLX, LP
1,680,000	4.875%, 6/1/2025	1,726,836
850,000	4.125%, 3/1/2027	810,527
	Nabors Industries, Inc.
885,000	5.750%, 2/1/2025[h]	836,325
	Newfield Exploration Company
1,960,000	5.625%, 7/1/2024	2,065,350
	ONEOK Partners, LP
830,000	3.800%, 3/15/2020	834,168
	ONEOK, Inc.
1,380,000	4.550%, 7/15/2028[d]	1,391,583
	Parsley Energy, LLC
765,000	5.625%, 10/15/2027[h]	759,262
	PBF Holding Company, LLC
1,355,000	7.250%, 6/15/2025	1,424,444
	Petrobras Global Finance BV
90,000	8.375%, 5/23/2021	97,785
	Petroleos Mexicanos
1,069,000	6.000%, 3/5/2020	1,103,742
322,000	2.378%, 4/15/2025	314,549
790,000	6.750%, 9/21/2047	750,895
	Phillips 66
1,130,000	3.900%, 3/15/2028	1,102,416
	Pioneer Natural Resources Company
500,000	4.450%, 1/15/2026	513,980
	Plains All American Pipeline, LP
1,300,000	5.000%, 2/1/2021	1,335,329
	Regency Energy Partners, LP
1,120,000	5.875%, 3/1/2022	1,184,512
1,450,000	5.000%, 10/1/2022	1,500,942
	Sabine Pass Liquefaction, LLC
840,000	6.250%, 3/15/2022	903,425
1,000,000	5.625%, 4/15/2023	1,060,647
1,140,000	5.750%, 5/15/2024	1,217,222
1,440,000	5.625%, 3/1/2025	1,531,266
	Schlumberger Holdings Corporation
1,380,000	4.000%, 12/21/2025[h]	1,374,951
	Shell International Finance BV
360,000	2.806%, (LIBOR 3M + 0.450%), 5/11/2020[b]	362,855
	Southwestern Energy Company
1,860,000	7.500%, 4/1/2026	1,925,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Energy (1.9%) - continued
	SRC Energy, Inc.
$1,045,000	6.250%, 12/1/2025[h]	$1,043,694
	Suncor Energy, Inc.
780,000	3.600%, 12/1/2024	770,112
	Sunoco, LP
625,000	5.500%, 2/15/2026[h]	592,187
935,000	5.875%, 3/15/2028[h]	881,546
	Tallgrass Energy Partners, LP
2,690,000	5.500%, 1/15/2028[h]	2,656,375
	Targa Resources Partners, LP
525,000	5.250%, 5/1/2023	525,000
	Tesoro Corporation
1,680,000	4.750%, 12/15/2023	1,742,747
	Tesoro Logistics, LP
1,755,000	5.250%, 1/15/2025	1,798,664
	Weatherford International, Ltd.
2,120,000	8.250%, 6/15/2023[j]	2,103,231
	Western Gas Partners, LP
1,120,000	4.000%, 7/1/2022	1,106,571
560,000	4.500%, 3/1/2028	538,711
	Williams Companies, Inc.
1,400,000	7.500%, 1/15/2031	1,665,090
	Williams Partners, LP
700,000	4.000%, 11/15/2021	706,063
375,000	3.600%, 3/15/2022	373,069
710,000	4.500%, 11/15/2023	720,565
1,050,000	3.750%, 6/15/2027	991,066
1,120,000	6.300%, 4/15/2040	1,250,008
	Woodside Finance, Ltd.
1,400,000	3.650%, 3/5/2025[h]	1,363,951
565,000	3.700%, 3/15/2028[h]	533,741
	WPX Energy, Inc.
1,210,000	5.750%, 6/1/2026	1,210,000

	Total	95,134,159

Financials (5.1%)
	ABN AMRO Bank NV
1,050,000	4.750%, 7/28/2025[h]	1,043,931
	ACE INA Holdings, Inc.
737,000	4.350%, 11/3/2045	753,660
	AerCap Ireland Capital, Ltd.
550,000	3.750%, 5/15/2019	553,282
560,000	4.625%, 10/30/2020	570,825
1,420,000	5.000%, 10/1/2021	1,463,061
980,000	3.500%, 1/15/2025	919,161
	Air Lease Corporation
198,000	2.625%, 9/4/2018	197,919
1,400,000	3.375%, 1/15/2019	1,402,709
1,125,000	2.500%, 3/1/2021	1,095,233
	Aircastle, Ltd.
1,650,000	5.000%, 4/1/2023	1,660,181
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	958,800
1,050,000	4.125%, 3/30/2020	1,051,313
	American Express Company
856,000	2.200%, 10/30/2020	835,975
	American Express Credit Corporation
590,000	2.885%, (LIBOR 3M + 0.550%), 3/18/2019[b]	591,883
1,692,000	1.875%, 5/3/2019	1,679,584
2,015,000	2.200%, 3/3/2020	1,988,495
	American International Group, Inc.
320,000	3.300%, 3/1/2021	319,752
768,000	4.125%, 2/15/2024	771,241
1,705,000	3.750%, 7/10/2025	1,645,617
1,560,000	3.900%, 4/1/2026	1,508,186
	Anthem, Inc.
1,400,000	4.625%, 5/15/2042	1,356,071
	Ares Capital Corporation
2,230,000	3.875%, 1/15/2020	2,237,223
	ASP AMC Merger Sub, Inc.
960,000	8.000%, 5/15/2025[h]	796,800
	Avalonbay Communities, Inc.
1,125,000	3.500%, 11/15/2025	1,099,457
	Aviation Capital Group, LLC
1,135,000	2.875%, 1/20/2022[h]	1,097,522
	Banco Santander SA
2,200,000	6.375%, 5/19/2019[b,m]	2,204,206
1,200,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	1,198,528
	Bank of America Corporation
500,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[b]	502,878
705,000	2.369%, 7/21/2021[b]	691,077
850,000	2.328%, 10/1/2021[b]	830,928
700,000	3.499%, 5/17/2022[b]	699,584
1,065,000	3.300%, 1/11/2023	1,049,041
1,130,000	2.881%, 4/24/2023[b]	1,098,688
1,056,000	4.000%, 4/1/2024	1,064,834
3,080,000	4.000%, 1/22/2025	3,039,172
1,400,000	3.093%, 10/1/2025[b]	1,332,886
795,000	3.500%, 4/19/2026	768,718
1,704,000	4.183%, 11/25/2027	1,658,883
1,160,000	3.824%, 1/20/2028[b]	1,131,108
1,322,000	5.875%, 2/7/2042	1,546,606
	Bank of Montreal
1,090,000	2.802%, (LIBOR 3M + 0.460%), 4/13/2021[b]	1,092,027
	Bank of New York Mellon Corporation
1,280,000	2.500%, 4/15/2021	1,256,352
	Bank of Nova Scotia
2,200,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	2,199,889
1,200,000	2.700%, 3/7/2022	1,172,885
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
265,000	2.850%, 9/8/2021[h]	260,198
	Barclays Bank plc
264,000	10.179%, 6/12/2021[h]	304,592
	Barclays plc
780,000	2.750%, 11/8/2019	773,798
1,825,000	3.250%, 1/12/2021	1,798,857
1,039,000	3.650%, 3/16/2025	973,161
	BB&T Corporation
325,000	3.063%, (LIBOR 3M + 0.715%), 1/15/2020[b]	327,184
	BPCE SA
725,000	3.000%, 5/22/2022[h]	700,248
1,960,000	3.500%, 10/23/2027[h]	1,789,019
	Capital One Financial Corporation
980,000	2.500%, 5/12/2020	966,066
2,500,000	3.450%, 4/30/2021	2,494,049
1,120,000	3.050%, 3/9/2022	1,097,389

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Financials (5.1%) - continued
	Capital One NA
$ 700,000	2.350%, 1/31/2020	$689,934
	CBOE Holdings, Inc.
630,000	1.950%, 6/28/2019	624,005
	Cigna Corporation
2,260,000	3.050%, 10/15/2027	2,037,604
	CIT Group, Inc.
2,075,000	5.000%, 8/15/2022	2,098,344
	Citigroup, Inc.
415,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[b]	416,755
1,075,000	2.700%, 3/30/2021	1,054,257
1,275,000	2.750%, 4/25/2022	1,233,794
690,000	4.050%, 7/30/2022	693,526
840,000	3.142%, 1/24/2023[b]	822,726
1,990,000	4.400%, 6/10/2025	1,978,542
1,120,000	3.200%, 10/21/2026	1,042,113
1,704,000	3.668%, 7/24/2028[b]	1,619,981
840,000	4.125%, 7/25/2028	803,879
1,400,000	3.520%, 10/27/2028[b]	1,314,840
1,660,000	3.878%, 1/24/2039[b]	1,513,389
	Citizens Bank NA
1,165,000	2.200%, 5/26/2020	1,140,446
	Commerzbank AG
1,400,000	8.125%, 9/19/2023[h]	1,593,015
	Commonwealth Bank of Australia
840,000	2.250%, 3/10/2020[h]	827,960
1,660,000	3.035%, (LIBOR 3M + 0.700%), 3/16/2023[b,h]	1,661,073
	Compass Bank
1,060,000	2.750%, 9/29/2019	1,054,159
1,150,000	3.500%, 6/11/2021	1,148,764
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,560,000	3.950%, 11/9/2022	1,544,441
3,360,000	4.625%, 12/1/2023	3,383,201
	Credit Agricole SA
485,000	3.148%, (LIBOR 3M + 0.800%), 4/15/2019[b,h]	487,196
1,700,000	3.375%, 1/10/2022[h]	1,663,966
	Credit Suisse AG
512,000	5.400%, 1/14/2020	526,741
	Credit Suisse Group AG
1,400,000	2.997%, 12/14/2023[b,h]	1,338,882
1,065,000	3.869%, 1/12/2029[b,h]	1,001,057
	Credit Suisse Group Funding, Ltd.
1,606,000	2.750%, 3/26/2020	1,588,719
1,200,000	3.125%, 12/10/2020	1,190,314
1,024,000	3.750%, 3/26/2025	984,562
	DDR Corporation
1,190,000	4.625%, 7/15/2022	1,220,016
	Deutsche Bank AG
846,000	2.700%, 7/13/2020	822,743
1,630,000	3.375%, 5/12/2021	1,576,471
700,000	4.250%, 10/14/2021	689,597
1,650,000	4.875%, 12/1/2032[b]	1,411,608
	Digital Realty Trust LP
1,125,000	3.400%, 10/1/2020	1,125,747
	Discover Bank
1,135,000	8.700%, 11/18/2019	1,209,895
1,670,000	3.100%, 6/4/2020	1,661,352
	Duke Realty, LP
260,000	3.875%, 2/15/2021	262,738
780,000	4.375%, 6/15/2022	801,602
	ERP Operating, LP
267,000	3.375%, 6/1/2025	260,593
	European Investment Bank
755,000	1.875%, 3/15/2019	752,226
	Fifth Third Bancorp
548,000	2.875%, 7/27/2020	544,817
310,000	2.875%, 10/1/2021	306,261
915,000	2.600%, 6/15/2022	885,512
	Five Corners Funding Trust
1,400,000	4.419%, 11/15/2023[h]	1,439,955
	GE Capital International Funding Company
4,190,000	4.418%, 11/15/2035	4,056,679
	Goldman Sachs Group, Inc.
430,000	3.443%, (LIBOR 3M + 1.100%), 11/15/2018[b]	431,606
3,035,000	5.375%, 3/15/2020	3,141,970
460,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[b]	465,967
1,975,000	5.375%, 5/10/2020[b,m]	2,004,625
3,448,000	5.250%, 7/27/2021	3,623,324
1,685,000	2.876%, 10/31/2022[b]	1,644,981
1,120,000	2.908%, 6/5/2023[b]	1,080,075
1,980,000	3.691%, 6/5/2028[b]	1,876,302
2,460,000	4.750%, 10/21/2045	2,433,256
	Hartford Financial Services Group, Inc.
2,150,000	5.125%, 4/15/2022	2,272,328
	HCP, Inc.
1,280,000	4.000%, 12/1/2022	1,285,352
520,000	3.400%, 2/1/2025	491,520
	HSBC Holdings plc
2,025,000	3.400%, 3/8/2021	2,024,128
1,075,000	6.875%, 6/1/2021[b,m]	1,111,281
925,000	2.650%, 1/5/2022	895,386
850,000	3.600%, 5/25/2023	841,049
1,040,000	3.900%, 5/25/2026	1,016,601
	HSBC USA, Inc.
1,475,000	2.350%, 3/5/2020	1,457,723
	Huntington National Bank
720,000	2.200%, 11/6/2018	719,036
	Icahn Enterprises, LP
750,000	6.750%, 2/1/2024	755,625
885,000	6.375%, 12/15/2025	886,106
	ING Groep NV
855,000	3.150%, 3/29/2022	838,730
	International Lease Finance Corporation
550,000	5.875%, 8/15/2022	583,114
	Intesa Sanpaolo SPA
860,000	3.125%, 7/14/2022[h]	793,544
	J.P. Morgan Chase & Company
365,000	2.250%, 1/23/2020	360,347
1,200,000	2.980%, (LIBOR 3M + 0.680%), 6/1/2021[b]	1,205,700
670,000	2.295%, 8/15/2021	647,241
1,220,000	4.500%, 1/24/2022	1,261,665
1,140,000	2.972%, 1/15/2023	1,109,957
768,000	3.200%, 1/25/2023	754,014
1,400,000	2.700%, 5/18/2023	1,343,536

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Financials (5.1%) - continued
$ 565,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	$575,184
1,040,000	3.625%, 5/13/2024	1,032,639
2,040,000	3.125%, 1/23/2025	1,950,297
2,525,000	3.900%, 7/15/2025	2,514,753
855,000	3.300%, 4/1/2026	817,336
1,700,000	3.882%, 7/24/2038[b]	1,571,925
	J.P. Morgan Chase Bank NA
1,380,000	3.086%, 4/26/2021[b]	1,376,715
	KeyBank NA
860,000	2.350%, 3/8/2019	857,529
	KeyCorp
1,080,000	2.900%, 9/15/2020	1,071,310
	Kimco Realty Corporation
2,272,000	3.300%, 2/1/2025	2,152,141
	Kookmin Bank
900,000	1.625%, 8/1/2019[h]	884,664
	Liberty Mutual Group, Inc.
560,000	4.950%, 5/1/2022[h]	581,753
	Liberty Property, LP
1,417,000	3.750%, 4/1/2025	1,385,990
	Lloyds Bank plc
750,000	2.853%, (LIBOR 3M + 0.490%), 5/7/2021[b]	751,060
	Lloyds Banking Group plc
1,405,000	2.907%, 11/7/2023[b]	1,337,790
	MassMutual Global Funding
920,000	2.750%, 6/22/2024[h]	876,240
	MetLife, Inc.
1,025,000	4.050%, 3/1/2045	951,208
	Mitsubishi UFJ Financial Group, Inc.
930,000	2.190%, 9/13/2021	892,919
1,680,000	3.455%, 3/2/2023	1,665,057
1,420,000	3.287%, 7/25/2027	1,353,677
	Morgan Stanley
560,000	5.550%, 7/15/2020[b,m]	577,192
675,000	2.500%, 4/21/2021	659,215
1,400,000	2.625%, 11/17/2021	1,359,006
530,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	536,912
1,260,000	2.750%, 5/19/2022	1,220,284
660,000	4.875%, 11/1/2022	684,356
1,120,000	3.125%, 1/23/2023	1,092,370
975,000	4.000%, 7/23/2025	971,737
1,350,000	4.350%, 9/8/2026	1,333,234
1,704,000	3.591%, 7/22/2028[b]	1,618,943
1,400,000	3.772%, 1/24/2029[b]	1,349,100
	MPT Operating Partnership, LP
1,535,000	6.375%, 3/1/2024	1,607,913
	Nasdaq, Inc.
655,000	3.850%, 6/30/2026	634,114
	National City Corporation
1,519,000	6.875%, 5/15/2019	1,570,931
	New York Life Global Funding
840,000	2.300%, 6/10/2022[h]	807,417
	Park Aerospace Holdings, Ltd.
1,690,000	5.500%, 2/15/2024[h]	1,668,520
	Prudential Financial, Inc.
315,000	2.350%, 8/15/2019	311,234
	Quicken Loans, Inc.
2,665,000	5.750%, 5/1/2025[h]	2,608,449
	Realty Income Corporation
1,120,000	4.125%, 10/15/2026	1,114,544
	Regency Centers, LP
1,680,000	4.125%, 3/15/2028	1,660,057
	Regions Financial Corporation
1,000,000	2.250%, 9/14/2018	999,520
768,000	3.200%, 2/8/2021	764,456
	Reinsurance Group of America, Inc.
1,154,000	5.000%, 6/1/2021	1,195,865
	Reliance Standard Life Global Funding II
395,000	2.500%, 4/24/2019[h]	393,572
	Royal Bank of Scotland Group plc
1,400,000	8.625%, 8/15/2021[b,m]	1,487,850
800,000	3.875%, 9/12/2023	777,023
	Santander UK Group Holdings plc
896,000	2.875%, 10/16/2020	883,068
	Simon Property Group, LP
330,000	2.500%, 9/1/2020	325,288
1,115,000	2.750%, 2/1/2023	1,077,424
1,120,000	4.250%, 11/30/2046	1,083,867
	Skandinaviska Enskilda Banken AB
615,000	2.375%, 3/25/2019[h]	612,915
	Societe Generale SA
840,000	4.750%, 11/24/2025[h]	828,099
	Standard Chartered plc
1,929,000	2.100%, 8/19/2019[h]	1,902,798
	State Street Corporation
510,000	3.226%, (LIBOR 3M + 0.900%), 8/18/2020[b]	517,659
	Sumitomo Mitsui Financial Group, Inc.
975,000	2.784%, 7/12/2022	943,603
840,000	3.102%, 1/17/2023	820,374
840,000	3.010%, 10/19/2026	785,918
	Sumitomo Mitsui Trust Bank, Ltd.
1,400,000	1.950%, 9/19/2019[h]	1,381,202
	SunTrust Banks, Inc.
1,120,000	2.250%, 1/31/2020	1,106,181
	Svenska Handelsbanken AB
715,000	2.825%, (LIBOR 3M + 0.490%), 6/17/2019[b]	717,302
	Synchrony Financial
1,879,000	3.000%, 8/15/2019	1,875,293
305,000	3.584%, (LIBOR 3M + 1.230%), 2/3/2020[b]	307,860
330,000	4.250%, 8/15/2024	323,371
	Toronto-Dominion Bank
375,000	3.266%, (LIBOR 3M + 0.930%), 12/14/2020[b]	380,990
	UBS Group Funding Jersey, Ltd.
1,420,000	3.000%, 4/15/2021[h]	1,398,194
768,000	4.125%, 9/24/2025[h]	762,396
	UBS Group Funding Switzerland AG
1,105,000	3.491%, 5/23/2023[h]	1,079,895
	UnitedHealth Group, Inc.
200,000	3.350%, 7/15/2022	200,226
1,400,000	2.950%, 10/15/2027	1,305,871
2,470,000	4.625%, 7/15/2035	2,596,178

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Financials (5.1%) - continued
	USB Realty Corporation
$310,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,m]	$280,938
	Vantiv, LLC
1,635,000	4.375%, 11/15/2025[h]	1,560,150
	Ventas Realty, LP
1,200,000	3.100%, 1/15/2023	1,163,847
1,400,000	4.000%, 3/1/2028	1,352,922
	Voya Financial, Inc.
1,979,000	3.125%, 7/15/2024	1,868,708
	Wells Fargo & Company
455,000	3.039%, (LIBOR 3M + 0.680%), 1/30/2020[b]	458,005
1,020,000	2.550%, 12/7/2020	1,003,127
1,280,000	2.625%, 7/22/2022	1,232,979
1,150,000	3.069%, 1/24/2023	1,117,940
1,120,000	3.450%, 2/13/2023	1,097,280
1,040,000	3.000%, 2/19/2025	980,686
1,600,000	3.000%, 4/22/2026	1,487,230
1,140,000	3.000%, 10/23/2026	1,052,221
1,930,000	4.900%, 11/17/2045	1,911,344
	Welltower, Inc.
1,940,000	4.000%, 6/1/2025	1,902,053

	Total	256,372,221

Foreign Government (<0.1%)
	Argentina Government International Bond
820,000	7.500%, 4/22/2026	756,450
	Export-Import Bank of Korea
450,000	2.250%, 1/21/2020	443,177
	Kommunalbanken AS
735,000	1.500%, 10/22/2019[h]	724,267

	Total	1,923,894

Mortgage-Backed Securities (12.1%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
68,590,000	4.000%, 7/1/2048[d]	69,886,852
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
6,300,000	3.900%, 4/25/2028, Ser. K076, Class A2	6,517,328
1,166,498	3.000%, 3/15/2045, Ser. 4741, Class GA	1,150,367
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
41,995,000	3.500%, 7/1/2033[d]	42,490,843
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,869,857	4.036%, (LIBOR 12M + 1.550%), 7/1/2043[b]	1,920,653
37,000,000	3.000%, 7/1/2048[d]	35,832,187
195,000,000	3.500%, 7/1/2048[d]	194,023,616
145,050,000	4.000%, 7/1/2048[d]	147,866,015
113,980,000	4.500%, 7/1/2048[d]	118,674,996
	U.S. Residential Opportunity Fund Trust
534,520	3.352%, 11/27/2037, Ser. 2017-1III, Class Ah	532,087

	Total	618,894,944

Technology (1.2%)
	Amphenol Corporation
318,000	2.550%, 1/30/2019	317,745
	Apple, Inc.
360,000	2.655%, (LIBOR 3M + 0.300%), 5/6/2020[b]	361,706
690,000	3.000%, 2/9/2024	675,543
1,120,000	3.200%, 5/11/2027	1,080,349
1,505,000	3.000%, 6/20/2027	1,429,940
2,250,000	3.000%, 11/13/2027	2,137,168
1,400,000	4.500%, 2/23/2036	1,501,402
768,000	4.650%, 2/23/2046	826,690
1,400,000	4.250%, 2/9/2047	1,418,739
1,975,000	3.750%, 9/12/2047	1,849,353
	Applied Materials, Inc.
560,000	3.300%, 4/1/2027	543,306
	Avnet, Inc.
820,000	3.750%, 12/1/2021	817,021
	Baidu, Inc.
1,275,000	3.000%, 6/30/2020	1,264,041
	Broadcom Corporation
2,780,000	3.875%, 1/15/2027	2,628,527
2,520,000	3.500%, 1/15/2028	2,293,982
	Cisco Systems, Inc.
480,000	2.800%, (LIBOR 3M + 0.500%), 3/1/2019[b]	481,595
	CommScope Technologies Finance, LLC
1,615,000	6.000%, 6/15/2025[h]	1,649,319
	Diamond 1 Finance Corporation
680,000	3.480%, 6/1/2019[h]	681,717
1,675,000	4.420%, 6/15/2021[h]	1,698,772
1,400,000	5.450%, 6/15/2023[h]	1,464,169
1,645,000	6.020%, 6/15/2026[h]	1,729,344
	Equinix, Inc.
1,870,000	5.750%, 1/1/2025	1,883,464
	Fidelity National Information Services, Inc.
619,000	3.625%, 10/15/2020	623,002
	Harland Clarke Holdings Corporation
1,640,000	8.375%, 8/15/2022[h]	1,607,200
	Hewlett Packard Enterprise Company
224,000	2.850%, 10/5/2018	224,326
705,000	2.100%, 10/4/2019[h]	696,107
565,000	4.400%, 10/15/2022	578,991
	Intel Corporation
185,000	3.100%, 7/29/2022	184,933
685,000	3.700%, 7/29/2025	689,270
1,188,000	4.100%, 5/19/2046	1,192,808
	Iron Mountain, Inc.
1,885,000	6.000%, 8/15/2023	1,927,413
	Marvell Technology Group, Ltd.
825,000	4.200%, 6/22/2023	823,890
1,090,000	4.875%, 6/22/2028	1,081,657
	Microsoft Corporation
1,575,000	4.750%, 11/3/2055	1,788,845

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Technology (1.2%) - continued
$ 1,575,000	4.200%, 11/3/2035	$1,655,099
3,350,000	3.700%, 8/8/2046	3,251,762
1,400,000	4.250%, 2/6/2047	1,483,781
	NetApp, Inc.
925,000	2.000%, 9/27/2019	912,064
	NXP BV
1,390,000	3.875%, 9/1/2022[h]	1,365,675
	Oracle Corporation
330,000	2.500%, 5/15/2022	321,237
1,056,000	2.400%, 9/15/2023	995,761
2,765,000	2.950%, 5/15/2025	2,639,555
1,400,000	3.850%, 7/15/2036	1,339,961
	QUALCOMM, Inc.
792,000	3.000%, 5/20/2022	780,055
	Seagate HDD Cayman
930,000	4.750%, 1/1/2025	891,674
	Sensata Technologies UK Financing
	Company plc
1,140,000	6.250%, 2/15/2026[h]	1,185,600
	Texas Instruments, Inc.
1,380,000	4.150%, 5/15/2048	1,400,692
	Tyco Electronics Group SA
284,000	3.450%, 8/1/2024	277,980
568,000	3.125%, 8/15/2027	529,646
	VMware, Inc.
265,000	2.950%, 8/21/2022	254,225

	Total	59,437,101

Transportation (0.2%)
	Air Canada Pass Through Trust
253,060	3.875%, 3/15/2023[h]	246,734
	American Airlines Pass Through Trust
1,075,225	3.375%, 5/1/2027	1,037,108
	Avis Budget Car Rental, LLC
1,195,000	6.375%, 4/1/2024[h,j]	1,171,100
	Burlington Northern Santa Fe, LLC
850,000	5.750%, 5/1/2040	1,006,470
2,485,000	5.050%, 3/1/2041	2,751,154
900,000	4.450%, 3/15/2043	919,439
1,175,000	3.900%, 8/1/2046	1,106,627
	CSX Corporation
427,000	3.700%, 11/1/2023	428,317
	Delta Air Lines, Inc.
630,000	2.875%, 3/13/2020	625,829
178,632	4.950%, 11/23/2020	180,294
	ERAC USA Finance, LLC
284,000	2.800%, 11/1/2018[h]	283,950
	J.B. Hunt Transport Services, Inc.
295,000	3.300%, 8/15/2022	292,594
	XPO Logistics, Inc.
1,570,000	6.500%, 6/15/2022[h]	1,609,250

	Total	11,658,866

U.S. Government and Agencies (10.2%)
	Federal National Mortgage Association
205,000	6.250%, 5/15/2029	263,201
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	252,507
	U.S. Treasury Bonds
3,500,000	2.375%, 5/15/2027	3,369,297
3,200,000	2.250%, 11/15/2027	3,040,750
34,750,000	2.875%, 5/15/2028	34,804,297
1,075,000	4.375%, 5/15/2040	1,321,284
27,658,000	2.500%, 5/15/2046	25,107,198
3,000,000	2.750%, 8/15/2047	2,859,727
3,320,000	2.750%, 11/15/2047	3,164,505
	U.S. Treasury Bonds, TIPS
7,704,636	0.125%, 1/15/2023	7,531,979
53,153	2.375%, 1/15/2025	58,937
24,264,162	0.375%, 1/15/2027	23,571,262
28,947,349	0.375%, 7/15/2027	28,157,461
34,767	2.125%, 2/15/2040	43,686
471,117	0.750%, 2/15/2042	459,734
	U.S. Treasury Notes
21,800,000	0.750%, 2/15/2019	21,602,437
15,000,000	1.000%, 10/15/2019	14,726,953
37,960,000	1.500%, 10/31/2019	37,488,465
21,820,000	1.750%, 11/30/2019	21,600,095
3,990,000	2.250%, 3/31/2020	3,971,764
69,580,000	1.375%, 9/30/2020	67,772,551
280,000	1.875%, 12/15/2020	275,286
10,250,000	1.375%, 5/31/2021	9,891,250
59,389,000	1.125%, 8/31/2021	56,649,219
36,500,000	1.875%, 7/31/2022	35,326,582
68,385,000	2.000%, 11/30/2022	66,360,163
1,910,000	2.500%, 3/31/2023	1,890,303
640,000	1.375%, 9/30/2023	596,850
11,750,000	2.125%, 7/31/2024	11,307,539
33,030,000	2.250%, 11/15/2024	31,952,654
	U.S. Treasury Notes, TIPS
2,113,700	0.125%, 4/15/2021	2,081,045

	Total	517,498,981

Utilities (1.1%)
	American Electric Power Company, Inc.
1,722,000	2.950%, 12/15/2022	1,675,735
	Appalachian Power Company
560,000	3.300%, 6/1/2027	537,785
	Arizona Public Service Company
395,000	2.200%, 1/15/2020	390,018
	Atmos Energy Corporation
600,000	3.000%, 6/15/2027	568,037
	Berkshire Hathaway Energy Company
358,000	2.400%, 2/1/2020	355,073
900,000	4.500%, 2/1/2045	920,030
	Calpine Corporation
900,000	5.375%, 1/15/2023[j]	856,125
	CMS Energy Corporation
840,000	2.950%, 2/15/2027	768,260
840,000	3.450%, 8/15/2027	801,529
	Commonwealth Edison Company
1,025,000	3.700%, 3/1/2045	951,317
395,000	4.350%, 11/15/2045	402,925
	Consolidated Edison, Inc.
528,000	2.000%, 5/15/2021	509,456
384,000	4.500%, 12/1/2045	397,041
	Dominion Energy, Inc.
1,070,000	2.962%, 7/1/2019	1,067,619
1,120,000	2.579%, 7/1/2020	1,103,301

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (42.8%)	Value
Utilities (1.1%) - continued
	Dominion Gas Holdings, LLC
$ 1,475,000	2.500%, 12/15/2019	$1,461,367
	DTE Electric Company
760,000	3.700%, 3/15/2045	713,174
890,000	3.700%, 6/1/2046	847,064
1,100,000	4.050%, 5/15/2048	1,095,553
	DTE Energy Company
155,000	2.400%, 12/1/2019	153,181
	Duke Energy Carolinas, LLC
1,960,000	3.700%, 12/1/2047	1,823,012
	Duke Energy Corporation
1,120,000	3.750%, 9/1/2046	991,426
	Duke Energy Florida, LLC
775,000	3.200%, 1/15/2027	745,322
	Duke Energy Indiana, LLC
1,085,000	3.750%, 5/15/2046	1,024,311
	Dynegy, Inc.
1,720,000	7.375%, 11/1/2022	1,797,400
	Edison International
1,050,000	2.950%, 3/15/2023	1,008,375
	Emera U.S. Finance, LP
800,000	2.150%, 6/15/2019	791,655
	Energy Transfer Partners, LP
1,380,000	5.200%, 2/1/2022	1,431,198
	Eversource Energy
1,270,000	2.500%, 3/15/2021	1,243,983
	Exelon Corporation
580,000	5.100%, 6/15/2045	617,827
792,000	4.450%, 4/15/2046	768,838
	Exelon Generation Company, LLC
770,000	5.200%, 10/1/2019	788,070
970,000	2.950%, 1/15/2020	965,990
	FirstEnergy Corporation
350,000	2.850%, 7/15/2022	339,090
2,015,000	4.850%, 7/15/2047	2,058,633
	ITC Holdings Corporation
284,000	4.050%, 7/1/2023	287,268
560,000	5.300%, 7/1/2043	626,093
	MidAmerican Energy Holdings Company
1,586,000	6.500%, 9/15/2037	2,083,574
	Mississippi Power Company
800,000	2.987%, (LIBOR 3M + 0.650%), 3/27/2020[b]	799,999
800,000	3.950%, 3/30/2028	791,833
	Monongahela Power Company
780,000	5.400%, 12/15/2043[h]	921,590
	National Rural Utilities Cooperative Finance Corporation
1,025,000	2.300%, 11/1/2020	1,006,048
	NextEra Energy Capital Holdings, Inc.
660,000	2.300%, 4/1/2019	657,195
	NiSource Finance Corporation
560,000	3.490%, 5/15/2027	536,020
1,475,000	5.650%, 2/1/2045	1,682,760
	Oncor Electric Delivery Company, LLC
2,240,000	3.750%, 4/1/2045	2,121,835
	Pacific Gas and Electric Company
1,400,000	3.300%, 3/15/2027	1,264,900
	PPL Capital Funding, Inc.
372,000	3.500%, 12/1/2022	370,036
560,000	3.400%, 6/1/2023	550,594
1,275,000	5.000%, 3/15/2044	1,324,719
	PPL Electric Utilities Corporation
840,000	3.950%, 6/1/2047	818,206
	Public Service Electric & Gas Company
1,410,000	3.000%, 5/15/2027	1,334,179
	San Diego Gas and Electric Company
1,450,000	4.150%, 5/15/2048	1,452,907
	Sempra Energy
370,000	2.400%, 3/15/2020	364,850
	Southern California Edison Company
1,135,000	4.000%, 4/1/2047	1,059,025
	Southern Company
1,150,000	2.950%, 7/1/2023	1,108,909
1,415,000	3.250%, 7/1/2026	1,327,760
1,100,000	4.400%, 7/1/2046	1,073,014
	Southern Company Gas Capital Corporation
1,400,000	4.400%, 5/30/2047	1,383,861
	Southwestern Electric Power Company
460,000	3.900%, 4/1/2045	433,840

	Total	57,350,735

	Total Long-Term Fixed Income (cost $2,203,412,958)	2,173,759,028

Shares	Registered Investment Companies (30.7%)
Affiliated Equity Holdings (13.3%)
5,107,154	Thrivent Core International Equity Fund	51,275,830
8,939,281	Thrivent Core Low Volatility Equity Fund[n]	90,823,099
2,834,852	Thrivent Large Cap Stock Portfolio	38,792,966
9,713,107	Thrivent Large Cap Value Portfolio	174,119,100
4,644,086	Thrivent Mid Cap Stock Portfolio	90,830,428
18,370,385	Thrivent Partner Worldwide Allocation Portfolio	183,373,180
2,311,295	Thrivent Small Cap Stock Portfolio	46,884,386

	Total	676,098,989

Affiliated Fixed Income Holdings (16.8%)
13,609,201	Thrivent Core Emerging Markets Debt Fund	124,660,279
26,720,113	Thrivent High Yield Portfolio	125,370,770
37,625,649	Thrivent Income Portfolio	368,415,301
23,889,655	Thrivent Limited Maturity Bond Portfolio	233,710,109

	Total	852,156,459

Equity Funds/Exchange Traded Funds (0.3%)
3,220	iShares Russell 2000 Index Fund	527,339
9,994	ProShares Ultra S&P 500	1,112,232
38,866	SPDR S&P 500 ETF Trust	10,543,569
8,178	SPDR S&P Biotech ETF[j]	778,464
4,950	SPDR S&P Health Care Equipment ETF	387,189
7,740	SPDR S&P Retail ETF	375,854

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

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Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Registered Investment Companies (30.7%)	Value
Equity Funds/Exchange Traded Funds (0.3%) - continued
6,460	Vanguard REIT ETF	$526,167

	Total	14,250,814

Fixed Income Funds/Exchange Traded Funds (0.3%)
53,250	Invesco Senior Loan ETF	1,219,425
72,000	iShares Barclays 1-3 Year Credit Bond Fund	7,466,400
98,600	Vanguard Short-Term Corporate Bond ETF	7,700,660

	Total	16,386,485

	Total Registered Investment Companies (cost $1,457,953,596)	1,558,892,747

	Common Stock (21.4%)
Consumer Discretionary (2.6%)
24,010	Amazon.com, Inc.[n]	40,812,198
26,750	American Axle & Manufacturing Holdings, Inc.[n]	416,230
23,924	Aptiv plc	2,192,156
2,552	Aramark	94,679
3,980	Ascent Capital Group, Inc.[n]	11,184
3,530	Booking Holdings, Inc.[n]	7,155,628
19,500	BorgWarner, Inc.	841,620
20,420	Bright Horizons Family Solutions, Inc.[n]	2,093,458
10,035	Burlington Stores, Inc.[n]	1,510,569
75,553	Carnival Corporation	4,329,942
38,604	CBS Corporation	2,170,317
2,918	Cedar Fair, LP	183,863
4,555	Century Casinos, Inc.[n]	39,856
10,555	Children’s Place, Inc.	1,275,044
1,920	Chipotle Mexican Grill, Inc.[n]	828,230
171,380	Comcast Corporation	5,622,978
27,375	Core-Mark Holding Company, Inc.	621,412
8,025	Criteo SA ADR[n]	263,621
28,810	Crocs, Inc.[n]	507,344
9,559	CSS Industries, Inc.	161,547
8,758	Culp, Inc.	215,009
14,950	DISH Network Corporation[n]	502,469
25,280	Dollar Tree, Inc.[n]	2,148,800
18,549	Duluth Holdings, Inc.[j,n]	441,281
4,096	Emerald Expositions Events, Inc.	84,378
2,328	Expedia Group, Inc.	279,802
61,761	Extended Stay America, Inc.	1,334,655
4,944	Five Below, Inc.[n]	483,078
10,748	G-III Apparel Group, Ltd.[n]	477,211
9,577	Habit Restaurants, Inc.[n]	95,770
105,764	Harley-Davidson, Inc.	4,450,549
3,176	Haverty Furniture Companies, Inc.	68,602
2,250	Hemisphere Media Group, Inc.[n]	29,475
18,850	Home Depot, Inc.	3,677,635
12,971	International Speedway Corporation	579,804
60,983	Las Vegas Sands Corporation	4,656,662
4,423	La-Z-Boy, Inc.	135,344
11,399	Liberty Media Corporation - Liberty SiriusXM[n]	517,059
5,260	Liberty SiriusXM Group[n]	236,963
2,152	Lithia Motors, Inc.	203,515
119,680	Lowe’s Companies, Inc.	11,437,818
3,650	Lululemon Athletica, Inc.[n]	455,703
72	Marcus Corporation	2,340
1,757	McDonald’s Corporation	275,304
18,650	Michaels Companies, Inc.[n]	357,521
19,584	Modine Manufacturing Company[n]	357,408
29,392	Netflix, Inc.n	11,504,911
37,500	Newell Brands, Inc.	967,125
17,798	News Corporation, Class A	275,869
5,811	News Corporation, Class B	92,104
27,460	Norwegian Cruise Line Holdings, Ltd.[n]	1,297,485
29,310	Nutrisystem, Inc.	1,128,435
1,590	O’Reilly Automotive, Inc.[n]	434,976
7,029	Oxford Industries, Inc.	583,266
7,247	Papa John’s International, Inc.[j]	367,568
6,335	Planet Fitness, Inc.[n]	278,360
8,560	Polaris Industries, Inc.	1,045,861
2,910	PVH Corporation	435,685
3,750	RHj,n	523,875
13,970	Ross Stores, Inc.	1,183,958
30,723	Six Flags Entertainment Corporation[j]	2,152,146
2,160	Stamps.com, Inc.[n]	546,588
4	Systemax, Inc.	137
35,490	Toll Brothers, Inc.	1,312,775
34,813	Tower International, Inc.	1,107,053
2,958	Tupperware Brands Corporation	121,988
2,970	Ulta Beauty, Inc.[n]	693,376
1,543	Vail Resorts, Inc.	423,075
11,740	VF Corporation	957,045
3,025	Whirlpool Corporation	442,346
7,370	Wingstop, Inc.	384,124
9,670	Zumiez, Inc.[n]	242,234

	Total	133,138,396

Consumer Staples (0.5%)
48,363	Archer-Daniels-Midland Company	2,216,476
7,059	Coca-Cola Company	309,608
49,790	Cott Corporation	824,025
80,180	CVS Health Corporation	5,159,583
7,963	e.l.f. Beauty, Inc.[j,n]	121,356
41,365	Hain Celestial Group, Inc.[n]	1,232,677
6,616	Inter Parfums, Inc.	353,956
8,400	John B. Sanfilippo & Son, Inc.	625,380
17,110	Kimberly-Clark Corporation	1,802,367
13,912	MGP Ingredients, Inc.	1,235,525
24,150	Monster Beverage Corporation[n]	1,383,795
34,347	PepsiCo, Inc.	3,739,358
28,768	Pinnacle Foods, Inc.	1,871,646
2,470	Seneca Foods Corporation[n]	66,690
7,418	SpartanNash Company	189,307
57,540	Wal-Mart Stores, Inc.	4,928,301

	Total	26,060,050

Energy (1.4%)
70,855	Abraxas Petroleum Corporation[n]	204,771
94,496	Anadarko Petroleum Corporation	6,921,832
3,505	Andeavor	459,786
90,098	Archrock, Inc.	1,081,176
62,675	Callon Petroleum Company[n]	673,129
81,660	Chevron Corporation	10,324,274
7,650	Concho Resources, Inc.[n]	1,058,377
15,449	Contura Energy, Inc.	1,123,142
72,608	Denbury Resources, Inc.[n]	349,244
95,830	Devon Energy Corporation	4,212,687
37,045	EQT Corporation	2,044,143
7,910	Era Group, Inc.[n]	102,435
5,826	Euronav NV	53,599
10,769	Exterran Corporation[n]	269,656

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

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Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (21.4%)	Value
Energy (1.4%) - continued
45,635	Exxon Mobil Corporation	$3,775,384
40,659	Forum Energy Technologies, Inc.[n]	502,139
181,285	Gran Tierra Energy, Inc.[j,n]	625,433
161,195	Halliburton Company	7,263,447
28,128	Helix Energy Solutions Group, Inc.[n]	234,306
7,640	HollyFrontier Corporation	522,805
2,223	Keane Group, Inc.[n]	30,388
311,730	Marathon Oil Corporation	6,502,688
41,915	Newpark Resources, Inc.[n]	454,778
17,934	Nine Energy Service, Inc.[n]	593,974
18,670	Noble Corporation[n]	118,181
29,966	Northern Oil and Gas, Inc.[n]	94,393
7,089	Oil States International, Inc.[n]	227,557
14,992	ONEOK, Inc.	1,046,891
28,694	Parsley Energy, Inc.[n]	868,854
79,101	Patterson-UTI Energy, Inc.	1,423,818
12,800	Phillips 66	1,437,568
8,037	Pioneer Energy Services Corporation[n]	47,016
31,427	Pioneer Natural Resources Company	5,947,245
23,902	Ring Energy, Inc.[n]	301,643
5,598	Rowan Companies plc[n]	90,800
10,010	RPC, Inc.[j]	145,846
21,808	SM Energy Company	560,248
5,388	Tallgrass Energy GP, LP	119,398
395	Targa Resources Corporation	19,549
67,679	TechnipFMC plc	2,148,131
23,238	Teekay Tankers, Ltd.	27,188
75,999	Transocean, Ltd.[n]	1,021,427
34,938	Unit Corporation[n]	893,015
6,197	W&T Offshore, Inc.[n]	44,309
591,470	Weatherford International plc[j,n]	1,945,936
10,798	Whiting Petroleum Corporation[n]	569,271
55,291	WPX Energy, Inc.[n]	996,897

	Total	69,478,774

Financials (4.1%)
5,440	Affiliated Managers Group, Inc.	808,765
31,148	Aflac, Inc.	1,339,987
7,167	Allstate Corporation	654,132
22,500	Ally Financial, Inc.	591,075
6,779	American Express Company	664,342
29,457	American Financial Group, Inc.	3,161,620
39,310	American International Group, Inc.	2,084,216
4,082	Ameris Bancorp	217,775
8,662	Argo Group International Holdings, Ltd.	503,695
42,840	Assured Guaranty, Ltd.	1,530,673
17,750	BancorpSouth Bank	584,862
725,551	Bank of America Corporation	20,453,283
1,417	Bank of Marin Bancorp	114,564
37,447	Bank of New York Mellon Corporation	2,019,517
4,900	Bank of the Ozarks	220,696
8,751	BankFinancial Corporation	154,455
40,898	Beneficial Bancorp, Inc.	662,548
19,332	Berkshire Hathaway, Inc.[n]	3,608,318
11,962	Berkshire Hills Bancorp, Inc.	485,657
95,180	Blackstone Group, LP	3,061,941
2,770	Blue Hills Bancorp, Inc.	61,494
53,260	Boston Private Financial Holdings, Inc.	846,834
94,807	BrightSphere Investment Group	1,351,948
873	Brookline Bancorp, Inc.	16,238
110,200	Brown & Brown, Inc.	3,055,846
56,010	Capital One Financial Corporation	5,147,319
29,808	Cathay General Bancorp	1,206,926
36,617	Central Pacific Financial Corporation	1,049,077
8,583	Chemical Financial Corporation	477,816
2,954	Cherry Hill Mortgage Investment Corporation	52,758
22,150	Chubb, Ltd.	2,813,493
328,175	Citigroup, Inc.	21,961,471
6,880	Citizens Financial Group, Inc.	267,632
72,892	CNO Financial Group, Inc.	1,387,864
21,293	CoBiz Financial, Inc.	457,374
44,120	Comerica, Inc.	4,011,390
16,769	Community Trust Bancorp, Inc.	837,612
13,597	Discover Financial Services	957,365
70,942	Dynex Capital, Inc.	463,251
84,071	E*TRADE Financial Corporation[n]	5,141,782
34,199	East West Bancorp, Inc.	2,229,775
7,789	Ellington Residential Mortgage REIT	84,900
17,486	Employers Holdings, Inc.	702,937
33,780	Enterprise Financial Services Corporation	1,822,431
7,104	Essent Group, Ltd.[n]	254,465
3,455	FBL Financial Group, Inc.	272,081
210,853	Fifth Third Bancorp	6,051,481
8,699	Financial Institutions, Inc.	286,197
14,810	First Busey Corporation	469,773
18,405	First Commonwealth Financial Corporation	285,462
11,318	First Defiance Financial Corporation	758,985
5,049	First Financial Corporation	228,972
76,998	First Hawaiian, Inc.	2,234,482
25,552	First Interstate BancSystem, Inc.	1,078,294
1,579	First Merchants Corporation	73,266
916	First Mid-Illinois Bancshares, Inc.	35,999
8,945	First Midwest Bancorp, Inc.	227,829
2,606	First of Long Island Corporation	64,759
6,700	First Republic Bank	648,493
55,525	Goldman Sachs Group, Inc.	12,247,149
18,689	Great Southern Bancorp, Inc.	1,069,011
18,304	Hamilton Lane, Inc.	878,043
10,100	Hancock Whitney Corporation	471,165
4,113	Hanmi Financial Corporation	116,604
4,936	Hanover Insurance Group, Inc.	590,148
32,655	Hartford Financial Services Group, Inc.	1,669,650
7,689	Heartland Financial USA, Inc.	421,742
47,261	Heritage Commerce Corporation	802,964
3,817	Heritage Financial Corporation	133,022
14,079	Hometrust Bancshares, Inc.[n]	396,324
2,274	Hope Bancorp, Inc.	40,545
14,894	Horace Mann Educators Corporation	664,272
16,951	Horizon Bancorp, Inc.	350,716
8,819	Houlihan Lokey, Inc.	451,709
191,925	Huntington Bancshares, Inc.	2,832,813
8,106	IBERIABANK Corporation	614,435
12,883	Independent Bank Corporation	328,516
3,686	Infinity Property & Casualty Corporation	524,702
24,199	Interactive Brokers Group, Inc.	1,558,658
35,536	Intercontinental Exchange, Inc.	2,613,673
19,093	Invesco, Ltd.	507,110
39,624	Investment Technology Group, Inc.	828,934
45,529	J.P. Morgan Chase & Company	4,744,122
37,641	Jefferies Financial Group, Inc.	855,956
434,538	KeyCorp	8,490,872
35,629	Ladder Capital Corporation	556,525
7,814	Lakeland Bancorp, Inc.	155,108
46,571	Loews Corporation	2,248,448
740	Markel Corporation[n]	802,419

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

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Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (21.4%)	Value
Financials (4.1%) - continued
1,612	MarketAxess Holdings, Inc.	$318,950
1,674	Mercantile Bank Corporation	61,871
74,280	Meridian Bancorp, Inc.	1,422,462
95,910	MetLife, Inc.	4,181,676
24,954	MidWestOne Financial Group, Inc.	842,946
24,092	Morgan Stanley	1,141,961
217	Nasdaq, Inc.	19,806
3,680	National Bank Holdings Corporation	142,011
9,504	Navigators Group, Inc.	541,728
993	NBT Bancorp, Inc.	37,883
7,778	Old Second Bancorp, Inc.	112,003
4,390	PacWest Bancorp	216,954
25,440	PCSB Financial Corporation	505,493
4,652	Peapack-Gladstone Financial Corporation	160,913
2,170	Peoples Bancorp, Inc.	81,983
1,460	PowerShares QQQ	250,609
5,970	Primerica, Inc.	594,612
18,442	Principal Financial Group, Inc.	976,504
61,653	Provident Financial Services, Inc.	1,697,307
20,050	Prudential Financial, Inc.	1,874,875
9,714	QCR Holdings, Inc.	460,929
23,750	Radian Group, Inc.	385,225
1,730	Raymond James Financial, Inc.	154,575
15,966	Regions Financial Corporation	283,875
26,790	Sandy Spring Bancorp, Inc.	1,098,658
29,925	Santander Consumer USA Holdings Inc.	571,268
27,399	Seacoast Banking Corporation of Florida[n]	865,260
34,068	SLM Corporation[n]	390,079
8,035	State Auto Financial Corporation	240,327
40,690	State Street Corporation	3,787,832
28,482	Sterling Bancorp	669,327
10,720	Stifel Financial Corporation	560,120
6,218	SVB Financial Group[n]	1,795,510
100,749	Synchrony Financial	3,363,002
51,700	Synovus Financial Corporation	2,731,311
20,340	TD Ameritrade Holding Corporation	1,114,022
3,360	Territorial Bancorp, Inc.	104,160
9,698	TriCo Bancshares	363,190
2,158	TriState Capital Holdings, Inc.[n]	56,324
72,721	TrustCo Bank Corporation	647,217
59,630	U.S. Bancorp	2,982,693
582	UMB Financial Corporation	44,366
11,150	United Community Banks, Inc.	341,970
27,873	United Financial Bancorp, Inc.	488,335
1,676	United Fire Group, Inc.	91,359
11,652	Unum Group	431,007
6,158	Washington Trust Bancorp, Inc.	357,780
23,984	Wells Fargo & Company	1,329,673
31,470	Western Alliance Bancorp[n]	1,781,517
8,591	Wintrust Financial Corporation	747,847
19,142	WSFS Financial Corporation	1,020,269
86,470	Zions Bancorporation	4,556,104

	Total	209,261,225

Health Care (2.4%)
400	ABIOMED, Inc.[n]	163,620
2,411	Acceleron Pharma, Inc.[n]	116,982
3,800	Aerie Pharmaceuticals, Inc.[n]	256,690
18,450	Aetna, Inc.	3,385,575
17,594	Amgen, Inc.	3,247,676
6,131	Ardelyx, Inc.[n]	22,685
2,177	Arena Pharmaceuticals, Inc.[n]	94,917
22,128	Asterias Biotherapeutics, Inc.[j,n]	29,873
389	Atrion Corporation	233,167
25,346	Biogen, Inc.[n]	7,356,423
13,420	BioMarin Pharmaceutical, Inc.[n]	1,264,164
5,439	Cardiovascular Systems, Inc.[n]	175,897
19,839	Catalent, Inc.[n]	831,056
32,168	Celgene Corporation[n]	2,554,783
1,972	Coherus Biosciences, Inc.[n]	27,608
3,958	Concert Pharmaceuticals, Inc.[n]	66,613
46,649	Danaher Corporation	4,603,323
11,960	Dexcom, Inc.[n]	1,135,961
21,532	Edwards Lifesciences Corporation[n]	3,134,413
6,062	Eli Lilly and Company	517,270
4,972	Epizyme, Inc.[n]	67,371
7,780	Evolent Health, Inc.[n]	163,769
4,956	Exelixis, Inc.[n]	106,653
45,493	Express Scripts Holding Company[n]	3,512,515
1,593	FibroGen, Inc.[n]	99,722
20,909	GenMark Diagnostics, Inc.[n]	133,399
790	Genomic Health, Inc.[n]	39,816
64,300	GlaxoSmithKline plc ADR	2,591,933
20,383	Halozyme Therapeutics, Inc.[n]	343,861
437	HealthStream, Inc.	11,934
2,205	Heska Corporation[n]	228,857
14,489	Hill-Rom Holdings, Inc.	1,265,469
9,321	Illumina, Inc.[n]	2,603,262
3,184	Inogen, Inc.[n]	593,275
10,175	Intersect ENT, Inc.[n]	381,054
1,753	Intra-Cellular Therapies, Inc.[n]	30,976
5,286	Intuitive Surgical, Inc.[n]	2,529,245
6,790	Jazz Pharmaceuticals, Inc.[n]	1,169,917
70,305	Johnson & Johnson	8,530,809
10,734	LHC Group, Inc.[n]	918,723
7,807	Magellan Health Services, Inc.[n]	749,082
2,567	Medpace Holdings, Inc.[n]	110,381
97,848	Medtronic plc	8,376,767
134,610	Merck & Company, Inc.	8,170,827
13,791	MiMedx Group, Inc.[j,n]	88,124
21,430	Mylan NVn	774,480
32,735	Myriad Genetics, Inc.[n]	1,223,307
6,695	National Healthcare Corporation	471,194
7,083	Neurocrine Biosciences, Inc.[n]	695,834
4,350	Neuronetics, Inc.[n]	115,753
6,375	Nevro Corporation[n]	509,044
4,666	Novocure, Ltd.[n]	146,046
14,651	NuVasive, Inc.[n]	763,610
14,470	Omnicell, Inc.[n]	758,952
18,870	Optinose, Inc.[j,n]	527,983
6,780	PerkinElmer, Inc.	496,499
9,240	Perrigo Company plc	673,688
223,206	Pfizer, Inc.	8,097,914
6,045	Prothena Corporation plc[n]	88,136
738	Sage Therapeutics, Inc.[n]	115,519
16,774	Tactile Systems Technology, Inc.[j,n]	872,248
6,423	Teleflex, Inc.	1,722,713
26,409	Thermo Fisher Scientific, Inc.	5,470,360
61,002	UnitedHealth Group, Inc.	14,966,231
13,150	Universal Health Services, Inc.	1,465,436
7,482	Veeva Systems, Inc.[n]	575,067
22,002	Vertex Pharmaceuticals, Inc.[n]	3,739,460
2,970	West Pharmaceutical Services, Inc.	294,891
39,640	Wright Medical Group NVn	1,029,054
61,925	Zoetis, Inc.	5,275,391

	Total	122,905,247

Industrials (2.7%)
18,042	Acco Brands Corporation	249,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (21.4%)	Value
Industrials (2.7%) - continued
3,175	Acuity Brands, Inc.	$367,887
16,672	Advanced Disposal Services, Inc.[n]	413,132
12,846	AECOM[n]	424,303
9,665	Aegion Corporation[n]	248,874
7,393	Aerojet Rocketdyne Holdings, Inc.[n]	218,020
13,800	AGCO Corporation	837,936
36,965	AMETEK, Inc.	2,667,394
94	ArcBest Corporation	4,296
4,291	ASGN, Inc.[n]	335,513
1,377	AZZ, Inc.	59,831
13,000	Boeing Company	4,361,630
6,825	Brink’s Company	544,294
3,920	BWX Technologies, Inc.	244,294
14,039	Casella Waste Systems, Inc.[n]	359,539
36,724	Caterpillar, Inc.	4,982,345
22,403	CBIZ, Inc.[n]	515,269
23,910	Colfax Corporation[n]	732,841
20,105	Comfort Systems USA, Inc.	920,809
38,656	Costamare, Inc.	308,475
18,790	Crane Company	1,505,643
900	CSW Industrials, Inc.[n]	47,565
116,287	CSX Corporation	7,416,785
408	Cummins, Inc.	54,264
2,730	Curtiss-Wright Corporation	324,925
83,650	Delta Air Lines, Inc.	4,144,021
8,849	Dun & Bradstreet Corporation	1,085,330
3,909	Dycom Industries, Inc.[n]	369,440
24,684	EMCOR Group, Inc.	1,880,427
27,999	Emerson Electric Company	1,935,851
11,289	Encore Wire Corporation	535,663
436	Engility Holdings, Inc.[n]	13,359
3,794	ESCO Technologies, Inc.	218,914
7,846	Federal Signal Corporation	182,733
8,169	Forrester Research, Inc.	342,690
22,341	Fortive Corporation	1,722,715
11,640	Fortune Brands Home and Security, Inc.	624,952
4,108	Franklin Electric Company, Inc.	185,271
10,150	General Dynamics Corporation	1,892,061
6,720	Genesee & Wyoming, Inc.[n]	546,470
511	Global Brass and Copper Holdings, Inc.	16,020
1,602	GMS, Inc.[n]	43,398
2,859	Gorman-Rupp Company	100,065
6,602	Granite Construction, Inc.	367,467
1,827	Harsco Corporation[n]	40,377
9,059	Healthcare Services Group, Inc.	391,258
7,042	Heico Corporation	513,573
2,941	Hillenbrand, Inc.	138,668
90,613	Honeywell International, Inc.	13,052,803
9,551	Hubbell, Inc.	1,009,923
5,075	Huntington Ingalls Industries, Inc.	1,100,209
1,507	Hyster-Yale Materials Handling, Inc.	96,825
8,417	ICF International, Inc.	598,028
40,170	Ingersoll-Rand plc	3,604,454
41,965	Interface, Inc.	963,097
37,489	Jacobs Engineering Group, Inc.	2,380,177
9,730	JB Hunt Transport Services, Inc.	1,182,681
52,340	KAR Auction Services, Inc.	2,868,232
9,963	KeyW Holding Corporation[n]	87,077
15,529	Kforce, Inc.	532,645
24,093	Kirby Corporation[n]	2,014,175
5,850	L3 Technologies, Inc.	1,125,072
8,862	Lincoln Electric Holdings, Inc.	777,729
5,230	Lindsay Corporation	507,258
3,984	Lockheed Martin Corporation	1,176,993
14,970	Masco Corporation	560,177
4,112	Masonite International Corporation[n]	295,447
6,864	Mercury Systems, Inc.[n]	261,244
20,089	Milacron Holdings Corporation[n]	380,285
7,674	Moog, Inc.	598,265
67,606	MRC Global, Inc.[n]	1,465,022
12,081	Navigant Consulting, Inc.[n]	267,473
78,375	NCI Building Systems, Inc.[n]	1,645,875
49,670	Nexeo Solutions, Inc.[n]	453,487
46,845	Norfolk Southern Corporation	7,067,505
6,920	Old Dominion Freight Line, Inc.	1,030,803
4,350	Orion Group Holdings, Inc.[n]	35,931
12,365	Oshkosh Corporation	869,507
14,062	Parker Hannifin Corporation	2,191,563
19,681	Primoris Services Corporation	535,914
10,711	Radiant Logistics, Inc.[n]	41,880
10,950	Raven Industries, Inc.	421,027
5,106	Resources Connection, Inc.	86,291
6,270	Roper Industries, Inc.	1,729,956
415	Saia, Inc.[n]	33,553
10,409	SiteOne Landscape Supply, Inc.[n]	874,044
151,639	Southwest Airlines Company	7,715,392
6,510	SP Plus Corporation[n]	242,172
25,350	SPX Corporation[n]	888,517
7,279	SPX FLOW, Inc.[n]	318,602
1,555	Standex International Corporation	158,921
11,260	Terex Corporation	475,059
11,341	TPI Composites, Inc.[n]	331,611
1,370	TransDigm Group, Inc.	472,842
3,700	TransUnion	265,068
27,988	TriMas Corporation[n]	822,847
2,150	TrueBlue, Inc.[n]	57,943
16,420	United Continental Holdings, Inc.[n]	1,144,967
23,466	United Parcel Service, Inc.	2,492,793
13,060	United Rentals, Inc.[n]	1,927,917
70,377	United Technologies Corporation	8,799,236
18,810	Univar, Inc.[n]	493,574
10,553	Universal Truckload Services, Inc.	277,016
3,511	Valmont Industries, Inc.	529,283
1,315	Vectrus, Inc.[n]	40,528
16,910	Verisk Analytics, Inc.[n]	1,820,192
9,115	WABCO Holdings, Inc.[n]	1,066,637
7,145	WageWorks, Inc.[n]	357,250
39,238	Waste Connections, Inc.	2,953,837
1,346	Watsco, Inc.	239,965
9,869	Willdan Group, Inc.[n]	305,643

	Total	133,556,908

Information Technology (5.9%)
7,864	2U, Inc.[n]	657,116
2,658	Adobe Systems, Inc.[n]	648,047
29,720	Advanced Micro Devices, Inc.[n]	445,503
24,379	Agilent Technologies, Inc.	1,507,597
41,765	Akamai Technologies, Inc.[n]	3,058,451
4,900	Alliance Data Systems Corporation	1,142,680
17,634	Alphabet, Inc., Class An	19,912,137
8,666	Alphabet, Inc., Class Cn	9,668,223
3,386	Ambarella, Inc.[n]	130,734
3,355	American Software, Inc.	48,882
23,866	Amphenol Corporation	2,079,922
107,075	Apple, Inc.	19,820,653
24,412	Applied Materials, Inc.	1,127,590
3,230	Arista Networks, Inc.[n]	831,693
31,438	Arrow Electronics, Inc.[n]	2,366,653
4,129	Atkore International Group, Inc.[n]	85,759
3,750	Atlassian Corporation plc[n]	234,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

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Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (21.4%)	Value
Information Technology (5.9%) - continued
49,241	Autodesk, Inc.[n]	$6,455,003
17,705	Automatic Data Processing, Inc.	2,374,949
8,570	Belden, Inc.	523,798
28,241	Benchmark Electronics, Inc.	823,225
17,786	Blackline, Inc.[n]	772,446
59,045	Booz Allen Hamilton Holding Corporation	2,582,038
37,177	CA, Inc.	1,325,360
8,138	CDW Corporation	657,469
66,350	Ciena Corporation[n]	1,758,939
580,221	Cisco Systems, Inc.	24,966,910
3,707	Cognex Corporation	165,369
12,230	CoreLogic, Inc.[n]	634,737
813	CSG Systems International, Inc.	33,227
5,957	Descartes Systems Group, Inc.[n]	193,603
24,653	Dolby Laboratories, Inc.	1,520,844
8,450	Endurance International Group Holdings, Inc.[n]	84,078
2,478	Envestnet, Inc.[n]	136,166
4,030	Euronet Worldwide, Inc.[n]	337,593
52,414	EVERTEC, Inc.	1,145,246
1,022	ExlService Holdings, Inc.[n]	57,855
91,043	Facebook, Inc.[n]	17,691,476
23,313	Fidelity National Information Services, Inc.	2,471,877
32,460	Fiserv, Inc.[n]	2,404,961
40,980	FLIR Systems, Inc.	2,129,731
21,660	Fortinet, Inc.[n]	1,352,234
14,490	Global Payments, Inc.	1,615,490
11,171	Guidewire Software, Inc.[n]	991,761
4,590	IAC/InterActiveCorporation[n]	699,929
11,204	Insight Enterprises, Inc.[n]	548,212
69,571	Keysight Technologies, Inc.[n]	4,106,776
5,840	Lam Research Corporation	1,009,444
740	Leidos Holdings, Inc.	43,660
15,230	Liberty Tripadvisor Holdings, Inc.[n]	245,203
18,304	M/A-COM Technology Solutions Holdings, Inc.[j,n]	421,724
5,725	ManTech International Corporation	307,089
93,807	MasterCard, Inc.	18,434,952
13,580	Maxim Integrated Products, Inc.	796,603
2,328	Mellanox Technologies, Ltd.[n]	196,250
7,063	Methode Electronics, Inc.	284,639
279,479	Microsoft Corporation	27,559,424
7,635	Monolithic Power Systems, Inc.	1,020,570
14,970	National Instruments Corporation	628,441
7,893	New Relic, Inc.[n]	793,957
8,290	Nice, Ltd. ADR[n]	860,253
2,850	Novanta, Inc.[n]	177,555
77,368	NRG Yield, Inc., Class A	1,319,124
27,810	NVIDIA Corporation	6,588,189
253,281	Oracle Corporation	11,159,561
7,600	Palo Alto Networks, Inc.[n]	1,561,572
146,267	PayPal Holdings, Inc.[n]	12,179,653
12,288	Pegasystems, Inc.	673,382
12,250	Plexus Corporation[n]	729,365
8,910	Proofpoint, Inc.[n]	1,027,412
13,542	Q2 Holdings, Inc.[n]	772,571
34,710	Quantenna Communications, Inc.[n]	539,393
42,426	Red Hat, Inc.[n]	5,700,782
4,677	Rogers Corporation[n]	521,298
18,877	Rudolph Technologies, Inc.[n]	558,759
21,662	SailPoint Technologies Holdings, Inc.[n]	531,586
96,568	Salesforce.com, Inc.[n]	13,171,875
1,775	ScanSource, Inc.[n]	71,533
35,334	Sequans Communications SA ADR[j,n]	72,081
9,450	ServiceNow, Inc.[n]	1,629,842
6,288	SS&C Technologies Holdings, Inc.	326,347
35,883	Synopsys, Inc.[n]	3,070,508
17,100	Teradata Corporation[n]	686,565
13,578	Teradyne, Inc.	516,915
58,915	Texas Instruments, Inc.	6,495,379
13,830	Total System Services, Inc.	1,168,912
8,198	Trimble, Inc.[n]	269,222
37,175	Twitter, Inc.[n]	1,623,432
5,487	Tyler Technologies, Inc.[n]	1,218,663
827	Ultimate Software Group, Inc.[n]	212,795
24,969	Verint Systems, Inc.[n]	1,107,375
2,424	VeriSign, Inc.[n]	333,106
23,936	Virtusa Corporation[n]	1,165,205
113,943	Visa, Inc.	15,091,750
85,217	Xilinx, Inc.	5,561,261
17,718	XO Group, Inc.[n]	566,976
45,860	Zix Corporation[n]	247,185
400	Zuora, Inc.[n]	10,880

	Total	295,587,610

Materials (0.7%)
30,150	Alcoa Corporation[n]	1,413,432
3,896	Balchem Corporation	382,353
10,425	Ball Corporation	370,609
20,683	Celanese Corporation	2,297,054
57,550	CF Industries Holdings, Inc.	2,555,220
17,568	Continental Building Products, Inc.[n]	554,270
5,405	Crown Holdings, Inc.[n]	241,928
37,326	Eastman Chemical Company	3,731,107
19,660	Ferroglobe Representation & Warranty Insurance Trust[e,n]	2
19,400	Freeport-McMoRan, Inc.	334,844
27,648	Graphic Packaging Holding Company	401,173
9,903	Hecla Mining Company	34,462
13,951	Innospec, Inc.	1,067,949
11,004	International Paper Company	573,088
6,271	Kadant, Inc.	602,957
2,620	Koppers Holdings, Inc.[n]	100,477
6,240	Martin Marietta Materials, Inc.	1,393,579
27,670	Mercer International, Inc.	484,225
6,064	Minerals Technologies, Inc.	456,922
22,283	Myers Industries, Inc.	427,834
4,180	Neenah, Inc.	354,673
42,054	Newmont Mining Corporation	1,585,856
13,497	Nucor Corporation	843,563
2,143	Olympic Steel, Inc.	43,739
52,599	OMNOVA Solutions, Inc.[n]	547,030
51,514	Owens-Illinois, Inc.[n]	865,950
3,507	Packaging Corporation of America	392,048
28,361	Reliance Steel & Aluminum Company	2,482,722
15,470	RPM International, Inc.	902,210
10,423	Ryerson Holding Corporation[n]	116,216
21,686	Schweitzer-Mauduit International, Inc.	948,112
9,651	Scotts Miracle-Gro Company	802,577
11,034	Sensient Technologies Corporation	789,483
10,905	Sonoco Products Company	572,513
26,980	Steel Dynamics, Inc.	1,239,731
987	Stepan Company	76,996
6,032	Trinseo SA	427,970
670	United States Lime & Minerals, Inc.	56,213
2,332	United States Steel Corporation	81,037
19,583	Verso Corporation[n]	426,126

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

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Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (21.4%)	Value
Materials (0.7%) - continued
82,539	WestRock Company	$4,706,374

	Total	35,684,624

Real Estate (0.6%)
14,477	Ares Commercial Real Estate Corporation	199,927
67,019	Armada Hoffler Properties, Inc.	998,583
26,883	Ashford Hospitality Trust, Inc.	217,752
3,694	Bluerock Residential Growth REIT, Inc.	32,950
7,110	Breaemar Hotels & Resorts, Inc.	81,196
102,988	Brixmor Property Group, Inc.	1,795,081
5,450	Camden Property Trust	496,658
34,718	Catchmark Timber Trust, Inc.	441,960
103,005	Cedar Realty Trust, Inc.	486,184
25,975	Chatham Lodging Trust	551,189
12,735	City Office REIT, Inc.	163,390
18,419	Cousins Properties, Inc.	178,480
6,426	CyrusOne, Inc.	375,021
4,100	Digital Realty Trust, Inc.	457,478
22,373	Douglas Emmett, Inc.	898,947
17,450	Duke Realty Corporation	506,574
10,988	Empire State Realty Trust, Inc.	187,895
9,231	First Industrial Realty Trust, Inc.	307,762
5,070	Forest City Realty Trust, Inc.	115,647
12,250	Franklin Street Properties Corporation	104,860
2,272	Gaming and Leisure Properties, Inc.	81,338
18,950	General Growth Properties, Inc.	387,149
2,973	Getty Realty Corporation	83,749
1,781	Gladstone Commercial Corporation	34,231
37,775	Highwoods Properties, Inc.	1,916,326
26,751	Hospitality Properties Trust	765,346
25,348	Host Hotels & Resorts, Inc.	534,082
94,663	Hudson Pacific Properties, Inc.	3,353,910
75,791	InfraREIT, Inc.	1,680,286
10,850	Liberty Property Trust	480,981
2,379	Mid-America Apartment Communities, Inc.	239,494
87,301	Monmouth Real Estate Investment Corporation	1,443,086
35,024	National Storage Affiliates Trust	1,079,440
821	NexPoint Residential Trust, Inc.	23,357
7,562	One Liberty Properties, Inc.	199,712
8,650	Outfront Media, Inc.	168,243
10,010	Physicians Realty Trust	159,559
7,858	Ramco-Gershenson Properties Trust	103,804
3,600	RE/MAX Holdings, Inc.	188,820
67,447	Retail Properties of America, Inc.	861,973
2,284	Ryman Hospitality Properties	189,915
2,607	Saul Centers, Inc.	139,683
8,580	SBA Communications Corporation[n]	1,416,730
362,576	Spirit Realty Capital, Inc.	2,911,485
3,959	Sun Communities, Inc.	387,507
11,191	Terreno Realty Corporation	421,565
30,790	Urstadt Biddle Properties, Inc.	696,778
33,303	Weyerhaeuser Company	1,214,227
10,478	Xenia Hotels & Resorts, Inc.	255,244

	Total	30,015,554

Telecommunications Services (0.2%)
23,363	ORBCOMM, Inc.[n]	235,967
1,124	Telephone & Data Systems, Inc.	30,820
210,259	Verizon Communications, Inc.	10,578,130

	Total	10,844,917

Utilities (0.3%)
32,740	AES Corporation	439,043
3,947	Alpha Natural Resources Holdings, Inc.[n]	114,463
14,849	ANR, Inc.[n]	409,832
6,086	Artesian Resources Corporation	235,954
4,790	Consolidated Water Company, Ltd.	61,791
36,870	Edison International, Inc.	2,332,765
7,610	MDU Resources Group, Inc.	218,255
3,279	Middlesex Water Company	138,275
5,730	New Jersey Resources Corporation	256,418
6,620	NorthWestern Corporation	378,995
14,779	NRG Yield, Inc., Class C	254,199
144,334	PG&E Corporation	6,142,855
9,720	PNM Resources, Inc.	378,108
1,793	Portland General Electric Company	76,669
11,900	Public Service Enterprise Group, Inc.	644,266
3,740	Southwest Gas Holdings, Inc.	285,250
2,338	Spire, Inc.	165,180
57,359	UGI Corporation	2,986,683
1,528	Unitil Corporation	77,989

	Total	15,596,990

	Total Common Stock (cost $817,701,847)	1,082,130,295

	Collateral Held for Securities Loaned (0.4%)
18,217,564	Thrivent Cash Management Trust	18,217,564

	Total Collateral Held for Securities Loaned (cost $18,217,564)	18,217,564

Shares or Principal Amount	Short-Term Investments (15.1%)
	Federal Home Loan Bank Discount Notes
1,700,000	1.720%, 7/11/2018[o,p]	1,699,204
1,400,000	1.865%, 7/18/2018[o,p]	1,398,837
12,400,000	1.875%, 7/27/2018[o,p]	12,383,892
1,200,000	1.850%, 8/3/2018[o,p]	1,197,952
3,000,000	1.900%, 8/20/2018[o,p]	2,992,161
3,850,000	1.880%, 8/28/2018[o,p]	3,838,296
	Thrivent Core Short-Term Reserve Fund
73,632,541	2.290%	736,325,408
	U.S. Treasury Bills
425,000	1.733%, 7/5/2018[o]	424,941
2,030,000	1.753%, 7/12/2018[o]	2,029,053
520,000	1.761%, 7/19/2018[o]	519,577
585,000	1.855%, 8/23/2018[o]	583,458

	Total Short-Term Investments (cost $763,390,339)	763,392,779

	Total Investments (cost $5,389,699,307) 112.9%	$5,723,685,434

	Other Assets and Liabilities, Net (12.9%)	(654,983,305)

	Total Net Assets 100.0%	$5,068,702,129

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

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Schedule of Investments as of June 29, 2018

(unaudited)

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $207,900,225 or 4.1% of total net assets.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
j	All or a portion of the security is on loan.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	All or a portion of the security is insured or guaranteed.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Portfolio as of June 29, 2018 was $58,079,939 or 1.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$531,964
Apidos CLO XVIII, 7/22/2026	4/4/2017	2,225,000
Ares XXXIIR CLO, Ltd., 5/15/2030	4/6/2018	1,500,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	825,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	825,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	1,650,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	825,000
Digicel, Ltd., 4/15/2021	8/18/2014	2,649,746
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	1,053,512
DRB Prime Student Loan Trust, 7/25/2031	9/23/2015	385,317
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	2,105,447
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	428,552
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	2,650,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	825,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	2,569,000
Golub Capital Partners, Ltd., 1/20/2031	12/11/2017	1,750,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	2,500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	2,450,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	2,600,000
Mountain View CLO, Ltd., 7/15/2031	5/31/2016	1,825,000
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	1,400,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	600,000
Octagon Investment Partners XVI, Ltd., 7/17/2030	6/15/2018	600,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	2,250,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	825,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	4,495,981
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	938,066
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	2,100,000
Shackleton, Ltd., 4/15/2027	12/16/2016	2,650,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	175,654
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	163,509
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	397,917
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	1,787,978
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	79,086
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	2,500,000
Verus Securitization Trust, 7/25/2047	7/24/2017	2,651,389
Verus Securitization Trust, 1/25/2047	2/16/2017	1,698,135
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	825,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$10,042,294
Common Stock	7,522,413

Total lending	$17,564,707
Gross amount payable upon return of collateral for securities loaned	$18,217,564

Net amounts due to counterparty	$652,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

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Schedule of Investments as of June 29, 2018

(unaudited)

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (15.3%)[a]	Value
Basic Materials (1.1%)
	CONSOL Mining Corporation, Term Loan
$ 29,850	8.320%, (LIBOR 3M + 6.000%), 10/30/2022[b]	$30,571
	Contura Energy, Inc., Term Loan
117,447	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	117,447
	MRC Global (US), Inc., Term Loan
64,837	5.094%, (LIBOR 1M + 3.000%), 9/20/2024[b]	65,040

	Total	213,058

Capital Goods (1.1%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
97,160	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	96,432
	Navistar, Inc., Term Loan
39,900	5.530%, (LIBOR 1M + 3.500%), 11/3/2024[b]	39,875
	Sterigenics-Nordion Holdings, LLC, Term Loan
88,875	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[b]	88,542

	Total	224,849

Communications Services (4.1%)
	Altice Financing SA, Term Loan
118,800	4.344%, (LIBOR 3M + 2.750%), 7/14/2025[b]	117,835
89,100	5.098%, (LIBOR 3M + 2.750%), 7/15/2025[b]	87,601
	CBS Radio, Inc., Term Loan
119,400	4.838%, (LIBOR 1M + 2.750%), 10/17/2023[b]	117,609
	CenturyLink, Inc., Term Loan
24,875	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[b]	24,346
	CSC Holdings, LLC, Term Loan
123,750	4.323%, (LIBOR 1M + 2.250%), 7/17/2025[b]	122,822
	Hargray Merger Subsidiary Corporation, Term Loan
34,650	5.094%, (LIBOR 1M + 3.000%), 3/24/2024[b]	34,520
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
90,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	86,985
	NEP/NCP Holdco, Inc., Term Loan
54,862	0.000%, (LIBOR 3M + 3.250%), 7/21/2022[b]	54,564
	SFR Group SA, Term Loan
79,200	4.844%, (LIBOR 1M + 2.750%), 6/22/2025[b]	77,432
	Unitymedia Finance, LLC, Term Loan
50,000	4.323%, (LIBOR 1M + 2.250%), 1/20/2026[b]	49,572
	Windstream Services, LLC, Term Loan
37,500	0.000%, (LIBOR 3M + 4.000%), 3/30/2021[b,c,d]	35,545

	Total	808,831

Consumer Cyclical (2.2%)
	Boyd Gaming Corporation, Term Loan
110,264	4.488%, (LIBOR 1W + 2.500%), 9/15/2023[b]	110,416
	Eldorado Resorts, Inc., Term Loan
82,478	4.375%, (LIBOR 1M + 2.250%), 4/17/2024[b]	82,118
	Neiman Marcus Group, LLC, Term Loan
29,922	5.263%, (LIBOR 3M + 3.250%), 10/25/2020[b,c,d]	26,473
	Stars Group Holdings BV, Term Loan
118,482	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[b]	118,245
100,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[b,c,d]	100,000

	Total	437,252

Consumer Non-Cyclical (3.0%)
	Albertson’s, LLC, Term Loan
24,837	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[b]	24,577
59,400	5.337%, (LIBOR 3M + 3.000%), 12/21/2022[b]	58,817
	Anmeal Pharmaceuticals LLC, Term Loan
34,992	5.625%, (LIBOR 1M + 3.500%), 3/23/2025[b]	34,894
	CHS/Community Health Systems, Inc., Term Loan
61,313	5.557%, (LIBOR 3M + 3.250%), 1/27/2021[b]	59,789
	Endo Luxembourg Finance Company I SARL., Term Loan
89,100	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	88,877
	JBS USA LUX SA, Term Loan
59,250	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	58,746
	McGraw-Hill Global Education Holdings, LLC, Term Loan
64,176	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	62,679
	Ortho-Clinical Diagnostics, Term Loan
60,000	5.336%, (LIBOR 3M + 3.250%), 6/2/2025[b]	59,738
	Revlon Consumer Products Corporation, Term Loan
99,431	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	76,562
	Valeant Pharmaceuticals International, Inc., Term Loan
60,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	59,756

	Total	584,435

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (15.3%)[a]	Value
Energy (0.2%)
	Houston Fuel Oil Terminal Company, LLC, Term Loan
$ 45,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[b,c,d]	$44,831

	Total	44,831

Financials (1.6%)
	ASP AMC Merger Sub, Inc., Term Loan
110,000	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[b]	105,291
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
50,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,c,d]	49,063
	Cyxtera DC Holdings, Inc., Term Loan
59,400	5.360%, (LIBOR 3M + 3.000%), 5/1/2024[b]	59,281
	Digicel International Finance, Ltd., Term Loan
49,749	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	47,449
	Genworth Holdings, Inc., Term Loan
25,000	6.546%, (LIBOR 1M + 4.500%), 2/28/2023[b,e]	25,437
	Ineos US Finance, LLC, Term Loan
19,900	4.094%, (LIBOR 1M + 2.000%), 3/31/2024[b]	19,767

	Total	306,288

Technology (0.9%)
	Harland Clarke Holdings Corporation, Term Loan
48,145	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[b]	46,781
	Micron Technology, Inc., Term Loan
39,898	3.850%, (LIBOR 1M + 1.750%), 4/26/2022[b]	39,958
	Plantronics, Inc., Term Loan
50,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,c,d]	49,844
	SS&C Technologies Holdings Europe SARL, Term Loan
12,995	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,c,d]	12,988
	SS&C Technologies, Inc., Term Loan
34,843	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,c,d]	34,823

	Total	184,394

Transportation (0.4%)
	Arctic LNG Carriers, Ltd., Term Loan
74,250	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[b]	74,343

	Total	74,343

Utilities (0.7%)
	EnergySolutions, LLC, Term Loan
50,000	6.084%, (LIBOR 3M + 3.750%), 5/7/2025[b,e]	50,063
	Talen Energy Supply, LLC, Term Loan
93,813	6.094%, (LIBOR 1M + 4.000%), 7/6/2023[b]	94,012

	Total	144,075

	Total Bank Loans (cost $3,052,025)	3,022,356

	Long-Term Fixed Income (46.3%)
Basic Materials (4.5%)
	ArcelorMittal SA
5,000	6.125%, 6/1/2025	5,387
	BHP Billiton Finance USA, Ltd.
100,000	6.750%, 10/19/2075[b,f]	108,450
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[f]	128,450
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	115,937
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[f]	125,000
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[f]	130,313
	Hexion, Inc.
100,000	6.625%, 4/15/2020	93,640
	Kinross Gold Corporation
20,000	4.500%, 7/15/2027[f]	18,350
	OCI NV
125,000	6.625%, 4/15/2023[f]	126,963
	Sherwin-Williams Company
5,000	2.250%, 5/15/2020	4,917
	Syngenta Finance NV
20,000	3.933%, 4/23/2021[f]	19,948
	Teck Resources, Ltd.
15,000	6.125%, 10/1/2035	15,075

	Total	892,430

Capital Goods (2.7%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[f]	121,719
	Caterpillar Financial Services Corporation
4,000	1.850%, 9/4/2020	3,895
	CNH Industrial Capital, LLC
5,000	4.875%, 4/1/2021	5,131
	CNH Industrial NV
15,000	3.850%, 11/15/2027	13,983
	General Electric Company
100,000	5.000%, 1/21/2021[b,g]	98,650
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025	122,813
	Textron Financial Corporation
150,000	4.078%, (LIBOR 3M + 1.735%), 2/15/2042[b,f]	136,500
	Textron, Inc.
25,000	3.375%, 3/1/2028	23,183

	Total	525,874

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.3%)	Value
Collateralized Mortgage Obligations (5.2%)
	Bear Stearns ARM Trust
$87,363	3.850%, 2/25/2035, Ser. 2004-12, Class 3A1[b]	$86,238
	CHL Mortgage Pass-Through Trust
92,061	3.335%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	83,897
	Countrywide Alternative Loan Trust
215,886	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	207,046
64,488	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	46,636
	CSMC Mortgage-Backed Trust
72,206	6.000%, 11/25/2036, Ser. 2006-9, Class 6A14	69,868
	GMACM Mortgage Loan Trust
59,426	3.799%, 11/19/2035, Ser. 2005-AR6, Class 1A1[b]	57,390
	Impac Secured Assets Trust
62,145	2.331%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	51,720
	J.P. Morgan Mortgage Trust
161,462	3.714%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	147,077
	Residential Accredit Loans, Inc. Trust
100,894	2.641%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	80,151
	WaMu Mortgage Pass Through Certificates
87,675	2.518%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	81,225
	Wells Fargo Mortgage Backed Securities Trust
118,827	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	116,225

	Total	1,027,473

Communications Services (5.0%)
	British Sky Broadcasting Group plc
3,000	3.125%, 11/26/2022[f]	2,939
	Charter Communications Operating, LLC
5,000	3.579%, 7/23/2020	4,999
15,000	4.908%, 7/23/2025	15,144
	Cox Communications, Inc.
5,000	3.350%, 9/15/2026[f]	4,621
	Digicel Group, Ltd.
100,000	8.250%, 9/30/2020[f]	75,500
	Discovery Communications, LLC
6,000	2.200%, 9/20/2019	5,934
18,000	2.950%, 3/20/2023	17,208
	DISH Network Corporation, Convertible
87,000	3.375%, 8/15/2026	84,268
	GCI Liberty, Inc., Convertible
35,000	1.750%, 9/30/2046[f]	36,013
	IAC FinanceCo, Inc., Convertible
17,000	0.875%, 10/1/2022[f]	19,785
	Liberty Media Corporation, Convertible
33,000	1.000%, 1/30/2023	38,595
	Meredith Corporation
125,000	6.875%, 2/1/2026[f]	123,281
	Sprint Corporation
125,000	7.625%, 2/15/2025	128,125
	Time Warner, Inc.
3,000	4.875%, 3/15/2020	3,077
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	119,338
	Verizon Communications, Inc.
5,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	4,994
	Viacom, Inc.
25,000	6.875%, 4/30/2036	26,998
100,000	5.875%, 2/28/2057[b]	94,500
	World Wrestling Entertainment, Inc., Convertible
19,000	3.375%, 12/15/2023[f]	55,961
	Zayo Group, LLC
125,000	6.375%, 5/15/2025	127,344

	Total	988,624

Consumer Cyclical (2.0%)
	CVS Health Corporation
10,000	4.780%, 3/25/2038	9,884
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[f]	119,219
	General Motors Financial Company, Inc.
3,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	3,015
3,000	3.150%, 6/30/2022	2,916
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[f]	120,625
	Hyundai Capital America
3,000	2.750%, 9/18/2020[f]	2,950
	Lennar Corporation
4,000	2.950%, 11/29/2020	3,899
	Macy’s Retail Holdings, Inc.
5,000	2.875%, 2/15/2023	4,702
	Volkswagen Group of America Finance, LLC
3,000	2.450%, 11/20/2019[f]	2,967
	Wabash National Corporation
125,000	5.500%, 10/1/2025[f]	120,000

	Total	390,177

Consumer Non-Cyclical (2.8%)
	Abbott Laboratories
30,000	3.750%, 11/30/2026	29,477
	Albertsons Companies, LLC
125,000	6.625%, 6/15/2024	117,812
	Alliance One International, Inc.
100,000	9.875%, 7/15/2021	91,500
	Amgen, Inc.
5,000	2.650%, 5/11/2022	4,841
	Anthem, Inc., Convertible
14,000	2.750%, 10/15/2042	45,746

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.3%)	Value
Consumer Non-Cyclical (2.8%) - continued
	BAT Capital Corporation
$3,000	2.297%, 8/14/2020[f]	$2,935
3,000	2.764%, 8/15/2022[f]	2,876
	Cardinal Health, Inc.
3,000	1.948%, 6/14/2019	2,975
3,000	2.616%, 6/15/2022	2,874
	Energizer Gamma Acquisition, Inc.
15,000	6.375%, 7/15/2026[d,f]	15,253
	J.M. Smucker Company
3,000	2.200%, 12/6/2019	2,968
	JBS USA, LLC
125,000	5.875%, 7/15/2024[f]	119,375
	Kellogg Company
5,000	3.125%, 5/17/2022	4,918
	Kraft Heinz Foods Company
6,000	5.375%, 2/10/2020	6,205
	Kroger Company
3,000	2.800%, 8/1/2022	2,909
	Mondelez International Holdings Netherlands BV
4,000	2.000%, 10/28/2021[f]	3,816
	Mylan, Inc.
5,000	3.125%, 1/15/2023[f]	4,800
	Shire Acquisitions Investments Ireland Designated Activity Company
6,000	2.400%, 9/23/2021	5,744
	Simmons Foods, Inc.
100,000	5.750%, 11/1/2024[f]	86,750
	Smithfield Foods, Inc.
5,000	2.650%, 10/3/2021[f]	4,763
	Teva Pharmaceutical Finance IV, LLC
2,000	2.250%, 3/18/2020	1,928
	Zoetis, Inc.
4,000	3.450%, 11/13/2020	4,012

	Total	564,477

Energy (3.2%)
	BP Capital Markets plc
6,000	2.520%, 9/19/2022	5,786
	Canadian Natural Resources, Ltd.
3,000	2.950%, 1/15/2023	2,894
	Canadian Oil Sands, Ltd.
3,000	9.400%, 9/1/2021[f]	3,451
	Cheniere Energy Partners, LP
125,000	5.250%, 10/1/2025[f]	121,931
	Continental Resources, Inc.
125,000	3.800%, 6/1/2024	121,894
	Enbridge, Inc.
3,000	2.900%, 7/15/2022	2,913
	Encana Corporation
30,000	3.900%, 11/15/2021	30,238
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[f]	121,250
	Energy Transfer Partners, LP
5,000	6.000%, 6/15/2048	4,984
	Enterprise Products Operating, LLC
75,000	5.250%, 8/16/2077[b]	69,750
	EQT Corporation
6,000	3.000%, 10/1/2022	5,778
	Kinder Morgan Energy Partners, LP
5,000	9.000%, 2/1/2019	5,169
	ONEOK Partners, LP
8,000	3.800%, 3/15/2020	8,040
	Petrobras Global Finance BV
2,000	8.375%, 5/23/2021	2,173
	Petroleos Mexicanos
5,000	6.000%, 3/5/2020	5,163
	Plains All American Pipeline, LP
8,000	5.000%, 2/1/2021	8,217
	Regency Energy Partners, LP
13,000	5.000%, 10/1/2022	13,457
	TransCanada Trust
100,000	5.300%, 3/15/2077[b]	94,552
	Western Gas Partners, LP
3,000	4.000%, 7/1/2022	2,964
	Williams Partners, LP
5,000	4.500%, 11/15/2023	5,074

	Total	635,678

Financials (15.0%)
	AIG Global Funding
6,000	2.150%, 7/2/2020[f]	5,881
	Air Lease Corporation
4,000	2.500%, 3/1/2021	3,894
	Ares Capital Corporation
4,000	3.875%, 1/15/2020	4,013
	ASP AMC Merger Sub, Inc.
100,000	8.000%, 5/15/2025[f]	83,000
	Australia & New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,f,g,h]	101,625
	Bank of America Corporation
3,000	2.369%, 7/21/2021[b]	2,941
100,000	6.250%, 9/5/2024[b,g]	104,500
25,000	4.000%, 1/22/2025	24,669
	Bank of Montreal
4,000	2.100%, 6/15/2020	3,925
	Barclays plc
6,000	4.338%, 5/16/2024[b]	5,924
	BB&T Corporation
6,000	2.150%, 2/1/2021	5,835
	BNP Paribas SA
100,000	7.625%, 3/30/2021[b,f,g]	104,375
	Capital One Financial Corporation
3,000	2.500%, 5/12/2020	2,957
	CBOE Holdings, Inc.
4,000	1.950%, 6/28/2019	3,962
	Citigroup, Inc.
3,000	3.056%, (LIBOR 3M + 0.690%), 10/27/2022[b]	2,992
100,000	6.250%, 8/15/2026[b,g]	103,750
	Commerzbank AG
20,000	8.125%, 9/19/2023[f]	22,757
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6,000	3.950%, 11/9/2022	5,940
	Credit Agricole SA
100,000	8.125%, 12/23/2025[b,f,g]	105,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.3%)	Value
Financials (15.0%) - continued
	Credit Suisse Group AG
$ 125,000	7.500%, 12/11/2023[b,f,g]	$129,062
	Credit Suisse Group Funding, Ltd.
11,000	3.125%, 12/10/2020	10,911
	Deutsche Bank AG
2,000	2.700%, 7/13/2020	1,945
	Digital Realty Trust, LP
4,000	2.750%, 2/1/2023	3,809
	Discover Bank
4,000	3.100%, 6/4/2020	3,979
	Fifth Third Bancorp
4,000	2.600%, 6/15/2022	3,871
	First Tennessee Bank NA, 3.750%
70	3.750%, (LIBOR 3M + 0.850%), 8/2/2018[b,f,g]	54,950
	GE Capital International Funding Company
20,000	4.418%, 11/15/2035	19,364
	Goldman Sachs Group, Inc.
6,000	5.375%, 5/10/2020[b,g]	6,090
10,000	5.250%, 7/27/2021	10,508
6,000	3.368%, (LIBOR 3M + 1.050%), 6/5/2023[b]	6,041
100,000	5.300%, 11/10/2026[b,g]	97,750
	GS Finance Corporation, Convertible
93,000	0.500%, 6/23/2025[e]	89,977
	Hartford Financial Services Group, Inc.
100,000	4.468%, (LIBOR 3M + 2.125%), 2/12/2047[b,f]	94,500
	HSBC Holdings plc
75,000	6.375%, 9/17/2024[b,g]	74,189
	ILFC E-Capital Trust II
100,000	4.820%, (H15T30Y + 1.800%), 12/21/2065[b,f]	92,500
	J.P. Morgan Chase & Company
4,000	2.980%, (LIBOR 3M + 0.680%), 6/1/2021[b]	4,019
50,000	4.625%, 11/1/2022[b,g]	45,875
5,000	2.972%, 1/15/2023	4,868
100,000	5.150%, 5/1/2023[b,g]	99,328
	J.P. Morgan Chase Capital XXIII
100,000	3.343%, (LIBOR 3M + 1.000%), 5/15/2047[b]	88,375
	Lincoln National Corporation
100,000	4.678%, (LIBOR 3M + 2.358%), 5/17/2066[b]	95,184
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,f,g]	106,778
	Macquarie Bank, Ltd.
100,000	6.125%, 3/8/2027[b,f,g]	89,750
	MGIC Investment Corporation, Convertible
64,000	9.000%, 4/1/2063[f]	87,018
	Morgan Stanley
6,000	5.500%, 7/28/2021	6,349
3,000	2.750%, 5/19/2022	2,905
	New York Life Global Funding
3,000	2.300%, 6/10/2022[f]	2,884
	PNC Bank NA
6,000	2.450%, 11/5/2020	5,897
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[f]	122,348
	Reinsurance Group of America, Inc.
3,000	4.700%, 9/15/2023	3,100
	Royal Bank of Scotland Group plc
100,000	7.500%, 8/10/2020[b,g]	101,950
104,000	8.625%, 8/15/2021[b,g]	110,526
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,f,g]	104,000
	Standard Chartered plc
1,000	2.100%, 8/19/2019[f]	986
100,000	7.500%, 4/2/2022[b,f,g]	102,500
	State Street Capital Trust IV
100,000	3.341%, (LIBOR 3M + 1.000%), 6/15/2047[b]	88,500
	Sumitomo Mitsui Financial Group, Inc.
6,000	2.934%, 3/9/2021	5,931
3,000	2.784%, 7/12/2022	2,903
	Synchrony Financial
4,000	3.000%, 8/15/2019	3,992
	UBS Group Funding Jersey, Ltd.
6,000	3.000%, 4/15/2021[f]	5,908
	USB Realty Corporation
120,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,g]	108,750
	Wachovia Capital Trust II
30,000	2.848%, (LIBOR 3M + 0.500%), 1/15/2027[b]	28,200
	Wand Merger Corporation
125,000	8.125%, 7/15/2023[d,f]	126,719
	Wells Fargo & Company
3,000	2.625%, 7/22/2022	2,890

	Total	2,956,694

Mortgage-Backed Securities (2.8%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
200,000	3.500%, 7/1/2048[d]	198,998
345,000	4.000%, 7/1/2048[d]	351,698

	Total	550,696

Technology (2.5%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[f]	125,609
	Apple, Inc.
5,000	2.706%, (LIBOR 3M + 0.350%), 5/11/2022[b]	5,048
25,000	4.500%, 2/23/2036	26,811
	Baidu, Inc.
3,000	3.000%, 6/30/2020	2,974
	Broadcom Corporation
35,000	3.500%, 1/15/2028	31,861
	Cypress Semiconductor Corporation, Convertible
3,000	4.500%, 1/15/2022	3,977
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[f]	122,500
	Intel Corporation, Convertible
14,000	3.250%, 8/1/2039	33,508

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.3%)	Value
Technology (2.5%) - continued
	Microchip Technology, Inc., Convertible
$ 26,000	1.625%, 2/15/2027	$30,232
	NetApp, Inc.
4,000	2.000%, 9/27/2019	3,944
	ON Semiconductor Corporation, Convertible
20,000	1.625%, 10/15/2023	25,311
	Red Hat, Inc., Convertible
4,000	0.250%, 10/1/2019	7,288
	Vishay Intertechnology, Inc., Convertible
28,000	2.250%, 6/15/2025[f]	27,470
	Western Digital Corporation, Convertible
11,000	1.500%, 2/1/2024[f]	11,121
	Zendesk, Inc., Convertible
28,000	0.250%, 3/15/2023[f]	30,245

	Total	487,899

Utilities (0.6%)
	CenterPoint Energy, Inc.
4,000	2.500%, 9/1/2022	3,837
	Dominion Energy, Inc.
6,000	2.579%, 7/1/2020	5,911
	Duke Energy Corporation
6,000	2.400%, 8/15/2022	5,769
	FirstEnergy Corporation
4,000	2.850%, 7/15/2022	3,875
	NiSource, Inc.
100,000	5.650%, 6/15/2023[b,f,g]	99,250
	Pinnacle West Capital Corporation
5,000	2.250%, 11/30/2020	4,879
	Southern Company
3,000	2.350%, 7/1/2021	2,906

	Total	126,427

	Total Long-Term Fixed Income (cost $9,384,114)	9,146,449

Shares	Registered Investment Companies (25.6%)
Affiliated Fixed Income Holdings (9.7%)
208,403	Thrivent Core Emerging Markets Debt Fund	1,908,975

	Total	1,908,975

Equity Funds/Exchange Traded Funds (4.8%)
11,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	139,767
254	Altaba, Inc.[i]	18,595
15,324	BlackRock Enhanced Equity Dividend Trust	140,674
12,487	BlackRock Resources & Commodities Strategy Trust	116,004
4,365	Cohen & Steers Quality Income Realty Fund, Inc.	52,467
5,435	Cohen & Steers REIT & Preferred Income Fund, Inc.	105,548
3,500	John Hancock Tax-Advantaged Dividend Income Fund	81,795
10,730	Neuberger Berman MLP Income Fund, Inc.	94,102
3,395	Reaves Utility Income Fund	98,150
13,429	Voya Global Equity Dividend & Premium Opportunity Fund	98,703

	Total	945,805

Fixed Income Funds/Exchange Traded Funds (11.1%)
6,250	AllianceBernstein Global High Income Fund, Inc.	72,125
6,268	BlackRock Core Bond Trust	79,980
9,649	BlackRock Corporate High Yield Fund, Inc.	100,928
8,016	BlackRock Credit Allocation Income Trust	96,833
11,149	BlackRock Income Trust, Inc.	64,999
4,107	BlackRock Multi-Sector Income Trust	70,189
4,000	Brookfield Real Assets Income Fund, Inc.	90,800
2,524	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	64,539
4,800	Eaton Vance Short Duration Diversified Income Fund	62,496
3,757	First Trust/Aberdeen Global Opportunity Income Fund	37,683
7,200	Invesco Dynamic Credit Opportunities Fund	83,664
20,721	Invesco Senior Income Trust	88,686
4,000	Invesco Senior Loan ETF	91,600
6,700	Invesco Variable Rate Preferred ETF	166,495
13,775	MFS Intermediate Income Trust	53,171
11,500	Nuveen Credit Strategies Income Fund	91,425
3,386	Nuveen Preferred and Income Term Fund	78,318
10,700	Nuveen Quality Preferred Income Fund II	94,267
5,763	PGIM Global Short Duration High Yield Fund, Inc.	78,723
4,500	Pimco Dynamic Credit And Mortgage Income Fund	106,065
12,030	Templeton Global Income Fund	73,864
2,775	Vanguard Short-Term Corporate Bond ETF	216,727
9,822	Wells Fargo Income Opportunities Fund	78,478
11,879	Western Asset High Income Fund II, Inc.	76,501
16,533	Western Asset High Income
	Opportunity Fund, Inc.	79,689

	Total	2,198,245

	Total Registered Investment Companies (cost $5,303,724)	5,053,025

	Common Stock (5.2%)
Consumer Discretionary (0.6%)
5,260	Caesars Entertainment Corporation[i]	56,282
845	Carnival Corporation	48,427
5	Charter Communications, Inc.[i]	1,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (5.2%)	Value
Consumer Discretionary (0.6%) - continued
292	DISH Network Corporation[i]	$9,814

	Total	115,989

Energy (2.7%)
550	Chevron Corporation	69,537
2,070	Enbridge, Inc.	73,878
3,300	Enterprise Products Partners, LP	91,311
1,000	Occidental Petroleum Corporation	83,680
1,134	Royal Dutch Shell plc ADR	78,507
900	Schlumberger, Ltd.	60,327
121	Whiting Petroleum Corporation[i]	6,379
2,765	Williams Companies, Inc.	74,959

	Total	538,578

Financials (0.4%)
645	Bank of America Corporation	18,182
2,900	Granite Point Mortgage Trust, Inc.	53,215
190	Wells Fargo & Company	10,534

	Total	81,931

Health Care (0.2%)
18	Danaher Corporation	1,776
996	Teva Pharmaceutical Industries, Ltd. ADR	24,223

	Total	25,999

Industrials (<0.1%)
28	Dycom Industries, Inc.[i]	2,646

	Total	2,646

Information Technology (1.0%)
370	Intel Corporation	18,393
60	Lam Research Corporation	10,371
2,259	Micron Technology, Inc.[i]	118,462
115	NVIDIA Corporation	27,244
209	NXP Semiconductors NVi	22,837

	Total	197,307

Real Estate (0.3%)
600	Crown Castle International Corporation	64,692

	Total	64,692

	Total Common Stock (cost $1,003,030)	1,027,142

	Preferred Stock (2.6%)
Consumer Staples (0.3%)
2,000	CHS, Inc., 6.750%[b,g]	52,920

	Total	52,920

Energy (0.8%)
10,535	Crestwood Equity Partners, LP, 9.250%[g,i]	103,243
2,450	NuStar Logistics, LP, 9.082%[b]	62,132

	Total	165,375

Financials (1.0%)
2,000	Citigroup Capital XIII, 8.729%[b]	54,200
1,594	Federal National Mortgage Association, 0.000%[g,i]	10,074
1,300	GMAC Capital Trust I, 8.128%[b]	34,190
2,000	Morgan Stanley, 5.850%[b,g]	51,380
40	Wells Fargo & Company, Convertible, 7.500%[g]	50,379

	Total	200,223

Real Estate (0.3%)
2,313	Colony Capital, Inc., 8.75%[g]	59,999

	Total	59,999

Utilities (0.2%)
1,575	Entergy Arkansas, Inc., 4.875%	38,493

	Total	38,493

	Total Preferred Stock (cost $520,323)	517,010

	Collateral Held for Securities Loaned (0.5%)
99,038	Thrivent Cash Management Trust	99,038

	Total Collateral Held for Securities Loaned (cost $99,038)	99,038

Shares or Principal Amount	Short-Term Investments (8.8%)
	Federal Home Loan Bank Discount Notes
100,000	1.905%, 8/23/2018[j,k]	99,723
	Thrivent Core Short-Term Reserve Fund
165,372	2.290%	1,653,720

	Total Short-Term Investments (cost $1,753,434)	1,753,443

	Total Investments (cost $21,115,688) 104.3%	$20,618,463

	Other Assets and Liabilities, Net (4.3%)	(850,914)

	Total Net Assets 100.0%	$19,767,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $4,155,115 or 21.0% of total net assets.

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	All or a portion of the security is on loan.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$96,544

Total lending	$96,544
Gross amount payable upon return of collateral for securities loaned	$99,038

Net amounts due to counterparty	$2,494

Definitions:

ETF	-	Exchange Traded Fund.
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (33.3%)[a]	Value
Basic Materials (2.2%)
	Arch Coal, Inc., Term Loan
$ 558,586	4.844%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$555,095
	Big River Steel, LLC, Term Loan
337,450	7.334%, (LIBOR 3M + 5.000%), 8/15/2023[b]	341,459
	Chemours Company, Term Loan
558,600	3.850%, (LIBOR 1M + 1.750%), 3/26/2025[b,c]	550,919
	CONSOL Mining Corporation, Term Loan
348,250	8.320%, (LIBOR 3M + 6.000%), 10/30/2022[b]	356,667
	Contura Energy, Inc., Term Loan
553,432	7.100%, (LIBOR 1M + 5.000%), 3/17/2024[b]	553,432
	Coronado Australian Holdings Property, Ltd., Term Loan
82,500	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	83,015
301,744	8.834%, (LIBOR 3M + 6.500%), 3/21/2025[b]	303,630
	Peabody Energy Corporation, Term Loan
394,012	4.844%, (LIBOR 1M + 2.750%), 4/11/2025[b]	390,817
	Tronox Finance, LLC, Term Loan
231,627	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	231,395
534,523	5.094%, (LIBOR 1M + 3.000%), 9/14/2024[b]	533,989

	Total	3,900,418

Capital Goods (1.9%)
	Advanced Disposal Services, Inc., Term Loan
600,820	4.231%, (LIBOR 1W + 2.250%), 11/10/2023[b]	598,867
	Cortes NP Intermediate Holding II Corporation, Term Loan
883,352	6.001%, (LIBOR 1M + 4.000%), 11/30/2023[b]	876,727
	Flex Acquisition Company, Inc. Term Loan
290,000	0.000%, (LIBOR 3M + 3.250%), 6/22/2025[b,d,e]	289,153
	GFL Environmental, Inc., Term Loan
27,072	0.000%, (LIBOR 3M + 2.750%), 5/31/2025[b,c,d,e]	26,869
217,928	5.084%, (LIBOR 3M + 2.750%), 5/31/2025[b,c]	216,294
	Navistar, Inc., Term Loan
638,400	5.530%, (LIBOR 1M + 3.500%), 11/3/2024[b]	638,004
	Sterigenics-Nordion Holdings, LLC, Term Loan
730,750	5.334%, (LIBOR 3M + 3.000%), 5/15/2022[b]	728,010

	Total	3,373,924

Communications Services (9.1%)
	Altice Financing SA, Term Loan
361,350	4.344%, (LIBOR 3M + 2.750%), 7/14/2025[b]	358,416
287,100	5.098%, (LIBOR 3M + 2.750%), 7/15/2025[b]	282,268
19,900	5.098%, (LIBOR 3M + 2.750%), 10/6/2026[b]	19,477
	CBS Radio, Inc., Term Loan
94,525	4.838%, (LIBOR 1M + 2.750%), 10/17/2023[b]	93,107
	CenturyLink, Inc., Term Loan
1,054,700	4.844%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,032,288
	Charter Communications Operating, LLC, Term Loan
616,900	4.100%, (LIBOR 1M + 2.000%), 4/13/2025[b]	615,549
	CSC Holdings, LLC, Term Loan
480,150	4.323%, (LIBOR 1M + 2.250%), 7/17/2025[b]	476,549
	Frontier Communications Corporation, Term Loan
623,700	5.850%, (LIBOR 1M + 3.750%), 6/1/2024[b]	615,710
	Gray Television, Inc., Term Loan
487,575	4.251%, (LIBOR 1M + 2.250%), 2/7/2024[b]	485,503
	Hargray Merger Subsidiary Corporation, Term Loan
545,756	5.094%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	543,710
	Intelsat Jackson Holdings SA, Term Loan
500,000	5.853%, (LIBOR 1M + 3.750%), 11/27/2023[b]	498,355
	Level 3 Financing, Inc., Term Loan
1,025,000	4.334%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,021,156
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
725,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	700,713
145,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b]	133,581
	Mediacom Illinois, LLC, Term Loan
294,263	3.740%, (LIBOR 1W + 1.750%), 2/15/2024[b]	293,035
	NEP/NCP Holdco, Inc., Term Loan
870,164	0.000%, (LIBOR 3M + 3.250%), 7/21/2022[b]	865,447
	Radiate Holdco, LLC, Term Loan
1,298,426	5.094%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,278,742
	Sable International Finance, Ltd., Term Loan
1,585,000	5.344%, (LIBOR 1M + 3.250%), 2/6/2026[b]	1,583,906
	SBA Senior Finance II, LLC, Term Loan
420,000	4.100%, (LIBOR 1M + 2.000%), 4/6/2025[b]	416,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (33.3%)[a]	Value
Communications Services (9.1%) - continued
	SFR Group SA, Term Loan
$ 262,350	4.844%, (LIBOR 1M + 2.750%), 6/22/2025[b]	$256,494
	Sinclair Television Group, Inc., Term Loan
1,080,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	1,075,280
	Sprint Communications, Inc., Term Loan
1,051,687	4.625%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,045,987
	Syniverse Holdings, Inc., Term Loan
179,550	7.046%, (LIBOR 1M + 5.000%), 2/9/2023[b]	179,177
	Unitymedia Finance, LLC, Term Loan
600,000	4.323%, (LIBOR 1M + 2.250%), 1/20/2026[b]	594,858
	Univision Communications, Inc., Term Loan
241,940	4.844%, (LIBOR 1M + 2.750%), 3/15/2024[b]	233,574
	Virgin Media Bristol, LLC, Term Loan
785,000	4.573%, (LIBOR 1M + 2.500%), 1/31/2026[b]	778,626
	WideOpenWest Finance, LLC, Term Loan
471,437	5.335%, (LIBOR 1M + 3.250%), 8/6/2023[b]	449,044
	Windstream Services, LLC, Term Loan
345,000	0.000%, (LIBOR 3M + 4.000%), 3/30/2021[b,d,e]	327,012

	Total	16,254,414

Consumer Cyclical (4.7%)
	Cengage Learning Acquisitions, Term Loan
561,342	6.335%, (LIBOR 1M + 4.250%), 6/7/2023[b]	514,329
	Eldorado Resorts, Inc., Term Loan
164,957	4.375%, (LIBOR 1M + 2.250%), 4/17/2024[b]	164,236
	Four Seasons Hotels, Ltd., Term Loan
492,500	4.094%, (LIBOR 1M + 2.000%), 11/30/2023[b]	488,501
	Golden Entertainment, Inc., Term Loan
850,725	5.100%, (LIBOR 1M + 3.000%), 8/15/2024[b]	848,071
135,000	9.100%, (LIBOR 1M + 7.000%), 8/15/2025[b]	136,519
	Golden Nugget, Inc., Term Loan
687,992	4.823%, (LIBOR 1M + 2.750%), 10/4/2023[b]	686,658
	KAR Auction Services, Inc., Term Loan
267,300	4.625%, (LIBOR 1M + 2.500%), 3/9/2023[b]	265,798
	Men’s Warehouse, Inc., Term Loan
269,325	5.482%, (LIBOR 1M + 3.500%), 3/28/2025[b]	270,448
	Mohegan Tribal Gaming Authority, Term Loan
532,956	6.094%, (LIBOR 1M + 4.000%), 10/13/2023[b]	501,778
	Neiman Marcus Group, LLC, Term Loan
279,271	5.263%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	247,085
	Scientific Games International, Inc., Term Loan
1,436,400	4.906%, (LIBOR 2M + 2.750%), 8/14/2024[b]	1,425,627
	Seminole Hard Rock Entertainment, Inc., Term Loan
115,455	5.058%, (LIBOR 3M + 2.750%), 5/14/2020[b]	115,695
	Stars Group Holdings BV, Term Loan
1,143,390	5.094%, (LIBOR 3M + 3.000%), 3/29/2025[b]	1,141,103
925,000	0.000%, (LIBOR 3M + 3.500%), 7/29/2025[b,d,e]	925,000
	Tenneco, Inc.,Term Loan
295,000	0.000%, (LIBOR 3M + 2.750%), 6/18/2025[b,d,e]	291,867
	Wyndham Hotels & Resorts, Inc., Term Loan
340,000	3.726%, (LIBOR 1M + 1.750%), 3/29/2025[b]	339,150

	Total	8,361,865

Consumer Non-Cyclical (6.8%)
	Air Medical Group Holdings, Inc., Term Loan
1,388,025	5.280%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,346,676
169,150	6.335%, (LIBOR 1M + 4.250%), 9/26/2024[b]	166,542
	Albertson’s, LLC, Term Loan
561,662	4.844%, (LIBOR 1M + 2.750%), 8/25/2021[b]	555,793
407,668	5.337%, (LIBOR 3M + 3.000%), 12/21/2022[b]	403,669
604,731	5.319%, (LIBOR 3M + 3.000%), 6/22/2023[b]	597,758
	Anmeal Pharmaceuticals LLC, Term Loan
554,872	5.625%, (LIBOR 1M + 3.500%), 3/23/2025[b]	553,313
	Burlington Coat Factory Warehouse Corporation, Term Loan
525,034	4.600%, (LIBOR 1M + 2.500%), 11/9/2024[b]	525,690
	CHS/Community Health Systems, Inc., Term Loan
443,469	5.557%, (LIBOR 3M + 3.250%), 1/27/2021[b]	432,440
	Diversey BV, Term Loan
487,550	5.097%, (LIBOR 2M + 3.000%), 7/25/2024[b]	477,799
	Endo Luxembourg Finance Company I SARL., Term Loan
848,714	6.375%, (LIBOR 1M + 4.250%), 4/27/2024[b]	846,592

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (33.3%)[a]	Value
Consumer Non-Cyclical (6.8%) - continued
	Energizer Holdings, Inc., Term Loan
$ 290,000	0.000%, (LIBOR 3M + 2.250%), 6/21/2025[b,d,e]	$289,878
	Grifols Worldwide Operations USA, Inc., Term Loan
439,437	4.238%, (LIBOR 1W + 2.250%), 1/23/2025[b]	439,437
	JBS USA LUX SA, Term Loan
1,027,000	4.835%, (LIBOR 1M + 2.500%), 10/30/2022[b]	1,018,271
	Mallinckrodt International Finance SA, Term Loan
1,037,400	5.517%, (LIBOR 3M + 3.000%), 9/24/2024[b]	1,019,681
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,052,995	6.094%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,028,428
	MPH Acquisition Holdings, LLC, Term Loan
470,521	5.084%, (LIBOR 3M + 2.750%), 6/7/2023[b]	467,505
	Ortho-Clinical Diagnostics, Term Loan
430,000	5.336%, (LIBOR 3M + 3.250%), 6/2/2025[b]	428,121
	Revlon Consumer Products Corporation, Term Loan
482,635	5.594%, (LIBOR 1M + 3.500%), 9/7/2023[b]	371,629
	Valeant Pharmaceuticals International, Inc., Term Loan
1,100,000	4.982%, (LIBOR 1M + 3.000%), 5/28/2025[b]	1,095,534

	Total	12,064,756

Energy (1.5%)
	Calpine Corporation, Term Loan
491,202	4.840%, (LIBOR 3M + 2.500%), 1/15/2024[b]	490,023
	Consolidated Energy Finance SA, Term Loan
320,000	4.525%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	317,600
	Houston Fuel Oil Terminal Company, LLC, Term Loan
885,000	0.000%, (LIBOR 3M + 2.750%), 6/19/2025[b,d,e]	881,681
	McDermott Technology (Americas), Inc., Term Loan
807,975	7.094%, (LIBOR 1M + 5.000%), 4/4/2025[b]	811,005
	MEG Energy Corporation, Term Loan
53,438	5.600%, (LIBOR 1M + 3.500%), 12/31/2023[b]	53,397
	Pacific Drilling SA, Term Loan
244,162	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	82,813

	Total	2,636,519

Financials (3.2%)
	ASP AMC Merger Sub, Inc., Term Loan
850,676	5.834%, (LIBOR 3M + 3.500%), 4/13/2024[b]	814,258
	Avolon TLB Borrower 1 US, LLC, Term Loan
990,000	4.088%, (LIBOR 1M + 2.000%), 1/15/2025[b]	977,209
	Brookfield Retail Holdings VII Sub 3, LLC, Term Loan
895,000	0.000%, (LIBOR 3M + 2.500%), 5/7/2025[b,d,e]	878,219
	Cyxtera DC Holdings, Inc., Term Loan
133,650	5.360%, (LIBOR 3M + 3.000%), 5/1/2024[b]	133,383
80,000	9.610%, (LIBOR 3M + 7.250%), 5/1/2025[b]	79,700
	Digicel International Finance, Ltd., Term Loan
845,740	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	806,625
	Genworth Holdings, Inc., Term Loan
150,000	6.546%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	152,625
	Ineos US Finance, LLC, Term Loan
1,084,550	4.094%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,077,316
	MoneyGram International, Inc., Term Loan
392,879	5.344%, (LIBOR 3M + 3.250%), 3/28/2020[b]	379,128
	TransUnion, LLC, Term Loan
516,100	4.094%, (LIBOR 1M + 2.000%), 4/9/2023[b]	514,309

	Total	5,812,772

Technology (2.6%)
	First Data Corporation, Term Loan
1,320,000	4.091%, (LIBOR 1M + 2.000%), 4/26/2024[b]	1,311,275
	Harland Clarke Holdings Corporation, Term Loan
781,177	7.084%, (LIBOR 3M + 4.750%), 10/31/2023[b]	759,046
	Plantronics, Inc., Term Loan
585,000	0.000%, (LIBOR 3M + 2.500%), 6/1/2025[b,d,e]	583,175
	Rackspace Hosting, Inc., Term Loan
723,047	5.363%, (LIBOR 2M + 3.000%), 11/3/2023[b]	712,802
	SS&C Technologies Holdings Europe SARL, Term Loan
207,990	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	207,873
	SS&C Technologies, Inc., Term Loan
556,792	4.594%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	556,480
	TNS, Inc., Term Loan
474,313	6.100%, (LIBOR 1M + 4.000%), 8/14/2022[b,c]	469,570

	Total	4,600,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Bank Loans (33.3%)[a]	Value
Transportation (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
$ 955,350	6.594%, (LIBOR 1M + 4.500%), 5/18/2023[b]	$956,544
	OSG Bulk Ships, Inc., Term Loan
139,412	6.770%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	138,018

	Total	1,094,562

Utilities (0.7%)
	EnergySolutions, LLC, Term Loan
295,000	6.084%, (LIBOR 3M + 3.750%), 5/7/2025[b,c]	295,369
	HD Supply Waterworks, Term Loan
417,900	5.253%, (LIBOR 3M + 3.000%), 7/21/2024[b,c]	417,378
	Talen Energy Supply, LLC, Term Loan
310,976	6.094%, (LIBOR 1M + 4.000%), 7/6/2023[b]	311,638
	TerraForm Power Operating LLC, Term Loan
269,323	4.094%, (LIBOR 1M + 2.000%), 11/8/2022[b]	268,873

	Total	1,293,258

	Total Bank Loans (cost $60,068,433)	59,392,709

	Long-Term Fixed Income (47.9%)
Asset-Backed Securities (5.2%)
	Apidos CLO XVIII
200,000	5.612%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	199,996
	Babson CLO, Ltd.
450,000	4.970%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class D*,b	449,984
	Bellemeade Re, Ltd.
350,000	3.691%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,h	350,989
	BlueMountain CLO, Ltd.
425,000	5.548%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	425,048
	Business Jet Securities, LLC
400,000	4.447%, 6/15/2033, Ser. 2018-2, Class Ac,h	401,250
	CLUB Credit Trust
152,616	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	152,594
	College Ave Student Loans, LLC
254,460	3.741%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1*,b	259,833
	Credit Based Asset Servicing and Securitization, LLC
95,383	3.454%, 12/25/2036, Ser. 2006-CB2, Class AF2[i]	81,617
	DRB Prime Student Loan Trust
161,737	2.890%, 6/25/2040, Ser. 2016-B, Class A2[h]	159,878
	Earnest Student Loan Program, LLC
141,090	2.680%, 7/25/2035, Ser. 2016-C, Class A2[h]	137,996
	First Horizon ABS Trust
21,531	2.251%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,j	21,246
	Foundation Finance Trust
293,150	3.300%, 7/15/2033, Ser. 2017-1A, Class A*	288,483
	FRS, LLC
24,959	1.800%, 4/15/2043, Ser. 2013-1A, Class A1*	24,796
	GMAC Mortgage Corporation Loan Trust
107,561	2.591%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,j]	113,377
26,105	3.859%, 9/19/2035, Ser. 2005-AR5, Class 5A1[b]	24,400
	GSAA Home Equity Trust
76,740	4.560%, 8/25/2034, Ser. 2004-10, Class M2[i]	76,827
207,486	2.361%, (LIBOR 1M + 0.270%), 7/25/2037, Ser. 2007-7, Class A4[b]	197,818
	Harley Marine Financing, LLC
274,313	5.682%, 5/15/2043, Ser. 2018-1A, Class A2*	278,186
	Impac CMB Trust
151,159	2.611%, (LIBOR 1M + 0.520%), 4/25/2035, Ser. 2005-2, Class 1A1[b]	150,180
27,066	2.731%, (LIBOR 1M + 0.640%), 8/25/2035, Ser. 2005-5, Class A1[b]	25,269
	J.P. Morgan Mortgage Acquisition Trust
119,036	4.335%, 3/25/2047, Ser. 2007-HE1, Class AF4[i]	85,808
	Lehman XS Trust
126,889	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bi	116,621
	Lendmark Funding Trust
300,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ah	297,009
	Madison Park Funding XIV, Ltd.
425,000	5.609%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	425,060
	Merrill Lynch Mortgage Investors Trust
241,722	3.989%, 6/25/2035, Ser. 2005-A5, Class M1[b]	235,389
	Oak Hill Advisors Residential Loan Trust
314,268	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,i	311,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Asset-Backed Securities (5.2%) - continued
	Octagon Investment Partners XX, Ltd.
$ 275,000	5.905%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	$275,088
	Preston Ridge Partners Mortgage Trust, LLC
290,555	3.750%, 4/25/2023, Ser. 2018-1A, Class A1*,b	289,627
	Pretium Mortgage Credit Partners, LLC
181,359	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[h,i]	180,674
	Renaissance Home Equity Loan Trust
89,139	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[i]	62,727
229,075	5.797%, 8/25/2036, Ser. 2006-2, Class AF3[i]	143,724
184,469	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[i]	99,514
	Sound Point CLO, Ltd.
375,000	5.059%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DR*,b,c	375,000
	Spirit Master Funding, LLC
547,181	4.360%, 12/20/2047, Ser. 2017-1A, Class A*	548,259
	Upstart Securitization Trust
118,462	2.639%, 6/20/2024, Ser. 2017-1, Class A*	118,222
	Vantage Data Centers Issuer, LLC
498,333	4.072%, 2/16/2043, Ser. 2018-1A, Class A2[h]	498,410
	Vericrest Opportunity Loan Transferee
22,372	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[h,i]	22,370
139,362	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[h,i]	138,957
	Vericrest Opportunity Loan Trust LXV, LLC
448,787	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[h,i]	448,397
	Voya CLO 4, Ltd.
350,000	5.348%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	350,023
	Wachovia Asset Securitization, Inc.
232,113	2.231%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,j	218,424
	Wells Fargo Home Equity Trust
159,104	2.591%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	156,373

	Total	9,216,788

Basic Materials (1.4%)
	Alcoa Nederland Holding BV
175,000	6.750%, 9/30/2024[h]	184,553
	Anglo American Capital plc
74,000	4.125%, 9/27/2022[h]	74,382
200,000	4.750%, 4/10/2027[h]	197,117
	ArcelorMittal SA
110,000	5.500%, 3/1/2021	114,620
140,000	6.125%, 6/1/2025	150,850
	BWAY Holding Company
175,000	5.500%, 4/15/2024[h]	170,625
	CF Industries, Inc.
200,000	3.450%, 6/1/2023[k]	189,248
	Dow Chemical Company
24,000	8.550%, 5/15/2019	25,154
	E.I. du Pont de Nemours and Company
74,000	2.200%, 5/1/2020	72,938
	First Quantum Minerals, Ltd.
130,000	7.000%, 2/15/2021[h]	131,300
	FMG Resources Property, Ltd.
185,000	5.125%, 5/15/2024[h]	175,981
	Kinross Gold Corporation
38,000	5.125%, 9/1/2021	38,986
	LyondellBasell Industries NV
26,000	5.000%, 4/15/2019	26,257
	Packaging Corporation of America
64,000	2.450%, 12/15/2020	62,616
	Platform Specialty Products Corporation
135,000	5.875%, 12/1/2025[h]	131,963
	Sherwin-Williams Company
74,000	2.250%, 5/15/2020	72,768
	Steel Dynamics, Inc.
155,000	5.000%, 12/15/2026	155,000
	Syngenta Finance NV
75,000	3.933%, 4/23/2021[h]	74,804
	Trinseo Materials Operating SCA
195,000	5.375%, 9/1/2025[h]	193,294
	United States Steel Corporation
215,000	6.250%, 3/15/2026	212,716
	Xstrata Finance Canada, Ltd.
57,000	4.950%, 11/15/2021[h]	59,160

	Total	2,514,332

Capital Goods (1.5%)
	AECOM
260,000	5.875%, 10/15/2024	268,125
	Ashtead Capital, Inc.
155,000	4.125%, 8/15/2025[h]	144,537
	Bombardier, Inc.
160,000	7.500%, 3/15/2025[h]	166,600
	Building Materials Corporation of America
175,000	6.000%, 10/15/2025[h]	175,437
	Caterpillar Financial Services Corporation
62,000	1.850%, 9/4/2020	60,376
	Cemex SAB de CV
130,000	5.700%, 1/11/2025[h]	128,505
	Cintas Corporation No. 2
57,000	2.900%, 4/1/2022	55,726
	CNH Industrial Capital, LLC
60,000	4.875%, 4/1/2021	61,575
	Crown Americas Capital Corporation IV
120,000	4.500%, 1/15/2023	117,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Capital Goods (1.5%) - continued
	Crown Cork & Seal Company, Inc.
$ 170,000	7.375%, 12/15/2026	$183,600
	General Electric Company
53,000	5.000%, 1/21/2021[b,l]	52,285
	H&E Equipment Services, Inc.
220,000	5.625%, 9/1/2025	216,150
	L3 Technologies, Inc.
75,000	4.950%, 2/15/2021	76,880
	Lockheed Martin Corporation
35,000	2.500%, 11/23/2020	34,525
	Owens-Brockway Glass Container, Inc.
270,000	5.000%, 1/15/2022[h]	268,988
	Reynolds Group Issuer, Inc.
240,000	5.125%, 7/15/2023[h]	237,000
	Rockwell Collins, Inc.
57,000	1.950%, 7/15/2019	56,446
42,000	2.800%, 3/15/2022	40,915
	Roper Industries, Inc.
34,000	2.050%, 10/1/2018	33,958
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	58,592
	Textron Financial Corporation
200,000	4.078%, (LIBOR 3M + 1.735%), 2/15/2042[b,h]	182,000
	United Rentals North America, Inc.
170,000	5.500%, 7/15/2025	171,275

	Total	2,791,095

Collateralized Mortgage Obligations (6.3%)
	AJAX Mortgage Loan Trust
226,527	3.470%, 4/25/2057, Ser. 2017-A, Class A*,i	224,939
	Alternative Loan Trust
148,245	5.500%, 10/25/2035, Ser. 2005-47CB, Class A7	124,713
	Alternative Loan Trust 2007-6
224,685	5.750%, 4/25/2047, Ser. 2007-6, Class A4	195,131
	Bear Stearns Adjustable Rate Mortgage Trust
99,248	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	100,353
	Bear Stearns ALT-A Trust
84,238	3.866%, 10/25/2033, Ser. 2003-3, Class 5Ab	84,548
	Bear Stearns ARM Trust
214,145	3.648%, 1/25/2034, Ser. 2003-8, Class 5Ab	210,054
118,254	3.850%, 2/25/2035, Ser. 2004-12, Class 3A1[b]	116,731
	ChaseFlex Trust
283,766	6.500%, 2/25/2035, Ser. 2005-1, Class 1A5	293,118
	CHL Mortgage Pass-Through Trust
306,871	3.335%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	279,658
143,730	6.000%, 4/25/2037, Ser. 2007-3, Class A18	120,149
	CIM Trust
323,533	5.000%, 9/25/2057, Ser. 2018-R3, Class A1*,b	338,025
	CitiMortgage Alternative Loan Trust
180,597	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	169,786
	COLT Mortgage Loan Trust
68,947	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	68,716
	Countrywide Alternative Loan Trust
240,000	5.500%, 5/25/2035, Ser. 2005-J3, Class 1A5	218,139
102,699	5.750%, 8/25/2035, Ser. 2005-28CB, Class 2A5	91,370
109,311	5.500%, 10/25/2035, Ser. 2005-46CB, Class A8	105,350
176,902	2.558%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	169,780
38,957	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	37,362
368,502	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	266,494
55,726	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	53,313
127,484	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	105,618
	Countrywide Asset-Backed Certificates
199,049	2.591%, (LIBOR 1M + 0.500%), 7/25/2034, Ser. 2004-2, Class 3A4[b]	186,790
	Countrywide Home Loan Mortgage Pass Through Trust
166,768	3.453%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	148,772
327,719	4.056%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	313,017
	CSMC Mortgage-Backed Trust
72,778	6.000%, 11/25/2036, Ser. 2006-9, Class 6A14	70,421
147,147	5.500%, 3/25/2037, Ser. 2007-2, Class 3A4	133,082
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
91,497	2.328%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	84,299
	Federal National Mortgage Association - REMIC
907,744	3.000%, 7/25/2027, Ser. 2012-73, Class DIm	80,994
	First Horizon Alternative Mortgage Securities Trust
129,872	4.150%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	127,438
	GMAC Mortgage Corporation Loan Trust
86,331	3.792%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	82,134
	HarborView Mortgage Loan Trust
153,794	4.056%, 7/19/2035, Ser. 2005-4, Class 3A1[b]	134,835

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Collateralized Mortgage Obligations (6.3%) - continued
	Impac Secured Assets Trust
$ 393,585	2.331%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	$327,559
	IndyMac INDA Mortgage Loan Trust
120,900	3.561%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	119,673
	IndyMac INDX Mortgage Loan Trust
122,712	2.731%, (LIBOR 1M + 0.640%), 7/25/2045, Ser. 2005-16IP, Class A1[b]	118,221
150,065	2.301%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	138,780
	J.P. Morgan Alternative Loan Trust
101,290	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	89,669
	J.P. Morgan Mortgage Trust
83,388	6.500%, 1/25/2035, Ser. 2005-S1, Class 1A2	90,419
49,952	3.674%, 6/25/2035, Ser. 2005-A3, Class 3A4[b]	50,842
30,049	3.701%, 6/25/2035, Ser. 2005-A3, Class 4A1[b]	30,439
114,985	3.645%, 7/25/2035, Ser. 2007-A1, Class 2A1[b]	115,375
80,214	3.610%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	80,001
143,780	3.903%, 6/25/2036, Ser. 2006-A4, Class 2A2[b]	136,022
140,265	3.653%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	123,493
	Master Asset Securitization Trust
468,055	2.591%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	227,774
	MASTR Alternative Loans Trust
39,563	5.000%, 9/25/2019, Ser. 2004-10, Class 3A1	40,471
	Merrill Lynch Alternative Note Asset Trust
123,172	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	99,349
	Merrill Lynch Mortgage Investors, Inc.
84,682	3.989%, 6/25/2035, Ser. 2005-A5, Class A9[b]	84,854
	Morgan Stanley Mortgage Loan Trust
79,321	3.532%, 11/25/2035, Ser. 2005-6AR, Class 5A1[b]	62,420
	MortgageIT Trust
130,161	2.351%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	129,335
311,041	2.291%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	276,249
	Preston Ridge Partners Mortgage Trust, LLC
122,208	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,i	122,160
208,167	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,i	206,935
	Provident Funding Mortgage Loan Trust
159,835	3.894%, 4/25/2034, Ser. 2004-1, Class 1A1[b]	160,960
	Radnor RE, Ltd.
400,000	3.491%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,b	399,853
	RCO 2017-INV1 Trust
363,680	3.197%, 11/25/2052, Ser. 2017-INV1, Class A*,b	366,559
	Residential Accredit Loans, Inc. Trust
123,572	5.500%, 2/25/2035, Ser. 2005-QS2, Class A1	120,771
84,207	4.379%, 9/25/2035, Ser. 2005-QA10, Class A31[b]	74,378
288,268	2.641%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	229,002
	Sequoia Mortgage Trust
116,091	2.704%, (LIBOR 1M + 0.620%), 11/20/2034, Ser. 2004-10, Class A1Ab	115,198
	Structured Asset Mortgage Investments, Inc.
268,050	2.401%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	249,561
	Sunset Mortgage Loan Company, LLC
16,351	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,i	16,369
10,471	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,i	10,475
	WaMu Mortgage Pass Through Certificates
42,601	5.000%, 11/25/2018, Ser. 2003-S12, Class 3A	42,679
117,764	3.315%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	111,819
77,872	3.367%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	75,484
143,754	2.867%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	135,434
23,370	3.326%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	22,237
181,925	2.518%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	168,542
318,485	2.438%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	287,489
100,824	2.288%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Ab	100,565
106,355	2.298%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	97,952
	Wells Fargo Commercial Mortgage Trust
400,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	393,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Collateralized Mortgage Obligations (6.3%) - continued
	Wells Fargo Mortgage Backed Securities Trust
$ 90,455	3.822%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	$91,855
35,784	3.933%, 4/25/2036, Ser. 2006-AR8, Class 2A4[b]	36,327
166,358	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	162,715
111,419	3.633%, 10/25/2036, Ser. 2006-AR14, Class 2A3[b]	105,690
143,679	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	143,193
83,935	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	83,682

	Total	11,207,549

Commercial Mortgage-Backed Securities (0.1%)
	Cascade Funding Mortgage Trust
275,000	4.580%, 6/25/2048, Ser. 2018-RM1, Class A1*,e	274,996

	Total	274,996

Communications Services (2.4%)
	Altice US Finance I Corporation
135,000	5.500%, 5/15/2026[h]	130,275
	AMC Networks, Inc.
195,000	5.000%, 4/1/2024	192,075
	America Movil SAB de CV
21,000	5.000%, 10/16/2019	21,478
	American Tower Corporation
30,000	2.800%, 6/1/2020	29,741
	AT&T, Inc.
29,000	5.875%, 10/1/2019	29,999
38,000	5.200%, 3/15/2020	39,254
	British Sky Broadcasting Group plc
36,000	2.625%, 9/16/2019[h]	35,745
	CCOH Safari, LLC
185,000	5.750%, 2/15/2026[h]	181,762
	CenturyLink, Inc.
90,000	6.450%, 6/15/2021	92,535
	Charter Communications Operating, LLC
130,000	3.579%, 7/23/2020	129,981
17,000	4.464%, 7/23/2022	17,189
40,000	4.500%, 2/1/2024	39,946
	Clear Channel Worldwide Holdings, Inc.
245,000	6.500%, 11/15/2022	249,900
	Comcast Corporation
76,000	1.625%, 1/15/2022	71,262
	Crown Castle International Corporation
35,000	3.400%, 2/15/2021	34,957
200,000	5.250%, 1/15/2023	209,503
42,000	3.150%, 7/15/2023	40,169
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[h]	19,100
	Digicel, Ltd.
184,810	6.000%, 4/15/2021*,k	166,791
	Discovery Communications, LLC
39,000	2.200%, 9/20/2019	38,572
75,000	2.950%, 3/20/2023	71,701
	Gray Television, Inc.
200,000	5.875%, 7/15/2026[h]	190,250
	Intelsat Jackson Holdings SA
260,000	8.000%, 2/15/2024[h]	273,000
	Level 3 Financing, Inc.
220,000	5.250%, 3/15/2026	209,242
	Meredith Corporation
215,000	6.875%, 2/1/2026[h]	212,044
	Moody’s Corporation
38,000	2.750%, 12/15/2021	37,131
	Neptune Finco Corporation
115,000	10.875%, 10/15/2025[h]	132,572
	Netflix, Inc.
225,000	4.875%, 4/15/2028[h]	214,463
	Nexstar Escrow Corporation
108,000	5.625%, 8/1/2024[h]	104,085
	Orange SA
60,000	1.625%, 11/3/2019	58,885
	SFR Group SA
120,000	6.000%, 5/15/2022[h]	120,750
	Sprint Corporation
165,000	7.625%, 2/15/2025	169,125
	Time Warner, Inc.
38,000	4.875%, 3/15/2020	38,978
	Verizon Communications, Inc.
86,000	2.946%, 3/15/2022	84,335
15,000	3.125%, 3/16/2022	14,782
84,000	3.443%, (LIBOR 3M + 1.100%), 5/15/2025[b]	83,905
	Viacom, Inc.
58,000	4.250%, 9/1/2023	57,511
85,000	5.875%, 2/28/2057[b]	80,325
	Virgin Media Secured Finance plc
170,000	5.250%, 1/15/2026[h]	157,250
	Windstream Services, LLC
160,000	8.625%, 10/31/2025[h]	152,000

	Total	4,232,568

Consumer Cyclical (3.1%)
	Allison Transmission, Inc.
245,000	5.000%, 10/1/2024[h]	241,019
	American Honda Finance Corporation
57,000	2.000%, 2/14/2020	56,235
	BMW US Capital, LLC
50,000	1.500%, 4/11/2019[h]	49,612
	Brookfield Residential Properties, Inc.
235,000	6.125%, 7/1/2022[h]	235,881
	Cinemark USA, Inc.
80,000	4.875%, 6/1/2023	78,390
	CVS Health Corporation
85,000	3.350%, 3/9/2021	84,901
128,000	3.700%, 3/9/2023	126,697
	D.R. Horton, Inc.
62,000	2.550%, 12/1/2020	60,762
	Delphi Jersey Holdings plc
205,000	5.000%, 10/1/2025[h]	195,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Consumer Cyclical (3.1%) - continued
	Ford Motor Credit Company, LLC
$ 75,000	2.262%, 3/28/2019	$74,629
50,000	2.597%, 11/4/2019	49,609
57,000	3.336%, 3/18/2021	56,482
	General Motors Financial Company, Inc.
57,000	2.650%, 4/13/2020	56,315
41,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	41,213
57,000	4.375%, 9/25/2021	58,093
38,000	3.150%, 6/30/2022	36,931
	GLP Capital, LP
120,000	4.875%, 11/1/2020	121,350
	Home Depot, Inc.
35,000	2.625%, 6/1/2022	34,318
	Hyundai Capital America
38,000	2.550%, 4/3/2020[h]	37,343
37,000	2.750%, 9/18/2020[h]	36,383
	Jaguar Land Rover Automotive plc
77,000	5.625%, 2/1/2023[h]	78,059
	KB Home
71,000	4.750%, 5/15/2019	71,291
	L Brands, Inc.
69,000	6.694%, 1/15/2027[h]	65,895
	Landry’s, Inc.
180,000	6.750%, 10/15/2024[h]	180,032
	Lennar Corporation
57,000	2.950%, 11/29/2020	55,564
22,000	4.125%, 1/15/2022	21,780
150,000	4.750%, 11/15/2022	149,531
20,000	4.875%, 12/15/2023	19,925
270,000	4.500%, 4/30/2024	260,226
	Live Nation Entertainment, Inc.
135,000	5.375%, 6/15/2022[h]	137,362
120,000	5.625%, 3/15/2026[h]	119,100
	Macy’s Retail Holdings, Inc.
17,000	3.875%, 1/15/2022	16,876
30,000	2.875%, 2/15/2023	28,211
	McDonald’s Corporation
75,000	2.625%, 1/15/2022	73,481
	MGM Resorts International
170,000	6.000%, 3/15/2023	175,100
220,000	5.750%, 6/15/2025	219,725
	Navistar International Corporation
210,000	6.625%, 11/1/2025[h]	215,775
	New Red Finance, Inc.
190,000	4.250%, 5/15/2024[h]	180,500
	Nissan Motor Acceptance Corporation
57,000	2.000%, 3/8/2019[h]	56,693
	Prime Security Services Borrower, LLC
182,000	9.250%, 5/15/2023[h]	194,285
	PulteGroup, Inc.
235,000	4.250%, 3/1/2021	235,165
	Ralph Lauren Corporation
35,000	2.625%, 8/18/2020	34,693
	Royal Caribbean Cruises, Ltd.
119,810	5.250%, 11/15/2022	126,352
	Six Flags Entertainment Corporation
170,000	4.875%, 7/31/2024[h]	165,189
	Stars Group Holdings BV
250,000	7.000%, 7/15/2026[e,h]	252,500
	Toll Brothers Finance Corporation
52,000	4.000%, 12/31/2018	51,994
	Visa, Inc.
35,000	2.200%, 12/14/2020	34,432
	Volkswagen Group of America Finance, LLC
52,000	2.450%, 11/20/2019[h]	51,423
	Wabash National Corporation
275,000	5.500%, 10/1/2025[h]	264,000
	Yum! Brands, Inc.
210,000	5.000%, 6/1/2024[h]	207,312

	Total	5,474,153

Consumer Non-Cyclical (2.7%)
	Abbott Laboratories
76,000	2.550%, 3/15/2022	73,539
57,000	3.400%, 11/30/2023	56,216
	AbbVie, Inc.
76,000	2.500%, 5/14/2020	75,058
38,000	2.900%, 11/6/2022	36,863
	Albertsons Companies, LLC
240,000	6.625%, 6/15/2024	226,200
	Amgen, Inc.
84,000	3.875%, 11/15/2021	85,197
74,000	2.650%, 5/11/2022	71,644
	Anheuser-Busch InBev Finance, Inc.
75,000	2.650%, 2/1/2021	73,950
60,000	3.623%, (LIBOR 3M + 1.260%), 2/1/2021[b]	61,773
38,000	3.300%, 2/1/2023	37,670
	Anheuser-Busch InBev Worldwide, Inc.
83,000	3.500%, 1/12/2024	82,570
	BAT Capital Corporation
42,000	2.297%, 8/14/2020[h]	41,092
41,000	2.764%, 8/15/2022[h]	39,303
	Bayer U.S. Finance, LLC
50,000	2.375%, 10/8/2019[h]	49,573
	Becton, Dickinson and Company
63,000	2.976%, (LIBOR 3M + 0.875%), 12/29/2020[b]	63,112
75,000	3.125%, 11/8/2021	73,906
	Boston Scientific Corporation
25,000	6.000%, 1/15/2020	26,045
	Bunge, Ltd. Finance Corporation
35,000	3.500%, 11/24/2020	34,983
	Cardinal Health, Inc.
39,000	1.948%, 6/14/2019	38,676
39,000	2.616%, 6/15/2022	37,363
	CVS Health Corporation
38,000	2.750%, 12/1/2022	36,409
	Energizer Gamma Acquisition, Inc.
240,000	6.375%, 7/15/2026[e,h]	244,050
	Envision Healthcare Corporation
155,000	5.125%, 7/1/2022[h]	156,356
	Express Scripts Holding Company
38,000	4.750%, 11/15/2021	39,201
	Forest Laboratories, LLC
19,000	4.875%, 2/15/2021[h]	19,554

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Consumer Non-Cyclical (2.7%) - continued
	HCA, Inc.
$ 64,810	4.750%, 5/1/2023	$64,648
185,000	4.500%, 2/15/2027	174,131
	J.M. Smucker Company
41,000	2.200%, 12/6/2019	40,561
	JBS USA, LLC
170,000	5.750%, 6/15/2025[h]	158,100
	Kellogg Company
90,000	3.125%, 5/17/2022	88,529
	Kraft Heinz Foods Company
130,000	5.375%, 2/10/2020	134,439
42,000	4.000%, 6/15/2023	41,861
	Kroger Company
38,000	2.800%, 8/1/2022	36,846
	Maple Escrow Subsidiary, Inc.
84,000	3.551%, 5/25/2021[h]	84,068
	Mead Johnson Nutrition Company
35,000	3.000%, 11/15/2020	34,853
	Medtronic Global Holdings SCA
75,000	1.700%, 3/28/2019	74,519
	Molson Coors Brewing Company
60,000	1.450%, 7/15/2019	59,052
	Mondelez International Holdings Netherlands BV
58,000	2.000%, 10/28/2021[h]	55,331
	Mylan NV
42,000	3.150%, 6/15/2021	41,524
	Mylan, Inc.
42,000	3.125%, 1/15/2023[h]	40,319
	Newell Rubbermaid, Inc.
35,000	3.150%, 4/1/2021	34,673
	PepsiCo, Inc.
68,000	2.855%, (LIBOR 3M + 0.530%), 10/6/2021[b]	68,760
	Pernod Ricard SA
50,000	5.750%, 4/7/2021[h]	53,027
	Pilgrim’s Pride Corporation
300,000	5.750%, 3/15/2025[h]	288,000
	Pinnacle Foods, Inc.
200,000	5.875%, 1/15/2024	210,750
	Post Holdings, Inc.
165,000	5.500%, 3/1/2025[h]	161,081
	Reynolds American, Inc.
19,000	3.250%, 6/12/2020	18,962
	Shire Acquisitions Investments Ireland Designated Activity Company
55,000	1.900%, 9/23/2019	54,159
74,000	2.400%, 9/23/2021	70,839
	Simmons Foods, Inc.
205,000	5.750%, 11/1/2024[h]	177,837
	Smithfield Foods, Inc.
57,000	2.700%, 1/31/2020[h]	56,180
	Teleflex, Inc.
200,000	4.875%, 6/1/2026	196,000
	Tenet Healthcare Corporation
120,000	8.125%, 4/1/2022	125,250
	Teva Pharmaceutical Finance IV, LLC
19,000	2.250%, 3/18/2020	18,314
	Teva Pharmaceutical Finance Netherlands III BV
45,000	2.200%, 7/21/2021	41,736
	TreeHouse Foods, Inc.
110,000	4.875%, 3/15/2022	110,137
	Valeant Pharmaceuticals International, Inc.
64,810	7.250%, 7/15/2022[h]	66,376
	Zimmer Biomet Holdings, Inc.
62,000	3.076%, (LIBOR 3M + 0.750%), 3/19/2021[b]	62,105
	Zoetis, Inc.
57,000	3.450%, 11/13/2020	57,170

	Total	4,780,440

Energy (2.7%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[h]	181,050
	Anadarko Petroleum Corporation
40,000	8.700%, 3/15/2019	41,556
	Antero Resources Corporation
140,000	5.125%, 12/1/2022	140,350
	BP Capital Markets plc
38,000	2.315%, 2/13/2020	37,634
162,000	2.520%, 9/19/2022	156,232
	Buckeye Partners, LP
22,000	2.650%, 11/15/2018	21,976
	Canadian Natural Resources, Ltd.
40,000	2.950%, 1/15/2023	38,580
	Canadian Oil Sands, Ltd.
40,000	9.400%, 9/1/2021[h]	46,019
	Cenovus Energy, Inc.
37,000	3.800%, 9/15/2023	36,060
	Cheniere Corpus Christi Holdings, LLC
250,000	7.000%, 6/30/2024	272,500
	Cheniere Energy Partners, LP
205,000	5.250%, 10/1/2025[h]	199,967
	Concho Resources, Inc.
70,000	4.375%, 1/15/2025	70,281
	Continental Resources, Inc.
37,000	5.000%, 9/15/2022	37,557
	Crestwood Midstream Partners, LP
110,000	6.250%, 4/1/2023	112,200
	Diamondback Energy, Inc.
265,000	4.750%, 11/1/2024	258,375
	Enbridge, Inc.
39,000	2.900%, 7/15/2022	37,869
	Encana Corporation
69,000	3.900%, 11/15/2021	69,548
	Energy Transfer Equity, LP
170,000	5.500%, 6/1/2027	170,000
	Energy Transfer Partners, LP
60,000	4.150%, 10/1/2020	60,727
42,000	4.200%, 9/15/2023	41,927
	Enterprise Products Operating, LLC
160,000	5.250%, 8/16/2077[b]	148,800
	EOG Resources, Inc.
45,000	2.625%, 3/15/2023	43,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Energy (2.7%) - continued
	EQT Corporation
$ 26,000	8.125%, 6/1/2019	$27,174
39,000	3.000%, 10/1/2022	37,555
	EQT Midstream Partners, LP
59,000	4.750%, 7/15/2023	58,885
	Exxon Mobil Corporation
55,000	1.708%, 3/1/2019	54,723
	Hess Corporation
28,000	3.500%, 7/15/2024	26,449
	Kinder Morgan Energy Partners, LP
40,000	9.000%, 2/1/2019	41,348
76,000	3.450%, 2/15/2023	73,340
	Marathon Oil Corporation
38,000	2.700%, 6/1/2020	37,424
	Marathon Petroleum Corporation
35,000	3.400%, 12/15/2020	35,028
	MEG Energy Corporation
47,000	6.375%, 1/30/2023[h]	43,886
	MPLX, LP
58,000	4.500%, 7/15/2023	59,208
	Nabors Industries, Inc.
180,000	5.750%, 2/1/2025[h]	170,100
	ONEOK Partners, LP
40,000	3.800%, 3/15/2020	40,201
	Parsley Energy, LLC
90,000	5.625%, 10/15/2027[h]	89,325
	PBF Holding Company, LLC
155,000	7.250%, 6/15/2025	162,944
	Petrobras Global Finance BV
21,000	8.375%, 5/23/2021	22,817
	Petroleos Mexicanos
37,000	6.375%, 2/4/2021	38,943
	Plains All American Pipeline, LP
92,000	5.000%, 2/1/2021	94,500
	Regency Energy Partners, LP
120,000	5.000%, 10/1/2022	124,216
	Sabine Pass Liquefaction, LLC
37,000	6.250%, 3/15/2022	39,794
37,000	5.625%, 4/15/2023	39,244
155,000	5.625%, 3/1/2025	164,824
	Schlumberger Holdings Corporation
35,000	3.000%, 12/21/2020[h]	34,788
	Southwestern Energy Company
205,000	7.500%, 4/1/2026	212,175
	SRC Energy, Inc.
210,000	6.250%, 12/1/2025[h]	209,738
	Sunoco Logistics Partners Operations, LP
35,000	4.400%, 4/1/2021	35,560
	Sunoco, LP
80,000	5.500%, 2/15/2026[h]	75,800
115,000	5.875%, 3/15/2028[h]	108,425
	Tallgrass Energy Partners, LP
305,000	5.500%, 1/15/2028[h]	301,188
	Western Gas Partners, LP
39,000	4.000%, 7/1/2022	38,532
	Williams Partners, LP
54,000	4.000%, 11/15/2021	54,468
	WPX Energy, Inc.
155,000	5.750%, 6/1/2026	155,000

	Total	4,929,994

Financials (5.9%)
	ACE INA Holdings, Inc.
35,000	2.875%, 11/3/2022	34,378
	AIG Global Funding
78,000	2.150%, 7/2/2020[h]	76,447
	Air Lease Corporation
17,000	2.625%, 9/4/2018	16,993
78,000	2.500%, 3/1/2021	75,936
	Aircastle, Ltd.
62,000	5.000%, 4/1/2023	62,383
	Ally Financial, Inc.
100,000	4.750%, 9/10/2018	100,187
100,000	4.125%, 3/30/2020	100,125
	American Express Company
44,000	3.375%, 5/17/2021	44,005
	American Express Credit Corporation
37,000	2.684%, (LIBOR 3M + 0.330%), 5/3/2019[b]	37,065
37,000	2.200%, 3/3/2020	36,513
55,000	3.386%, (LIBOR 3M + 1.050%), 9/14/2020[b]	55,917
	Ares Capital Corporation
82,000	3.875%, 1/15/2020	82,266
	Athene Global Funding
63,000	4.000%, 1/25/2022[h]	63,436
	Australia & New Zealand Banking Group, Ltd.
90,000	6.750%, 6/15/2026[b,h,l]	91,462
	Bank of America Corporation
37,000	2.369%, 7/21/2021[b]	36,269
84,000	2.328%, 10/1/2021[b]	82,115
82,000	2.738%, 1/23/2022[b]	80,579
84,000	3.499%, 5/17/2022[b]	83,950
65,000	3.004%, 12/20/2023[b]	63,029
83,000	3.550%, 3/5/2024[b]	82,123
	Bank of Montreal
65,000	1.500%, 7/18/2019	64,105
59,000	2.100%, 6/15/2020	57,888
	Bank of New York Mellon Corporation
76,000	2.600%, 2/7/2022	74,417
	Bank of Nova Scotia
42,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	41,998
57,000	2.700%, 3/7/2022	55,712
	Barclays plc
70,000	4.338%, 5/16/2024[b]	69,112
	BB&T Corporation
81,000	2.150%, 2/1/2021	78,767
	BNP Paribas SA
200,000	7.625%, 3/30/2021[b,h,l]	208,750
	Capital One Financial Corporation
37,000	2.500%, 5/12/2020	36,474
115,000	3.050%, 3/9/2022	112,678
	CBOE Holdings, Inc.
59,000	1.950%, 6/28/2019	58,439

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Financials (5.9%) - continued
	Central Fidelity Capital Trust I
$ 175,000	3.348%, (LIBOR 3M + 1.000%), 4/15/2027[b]	$166,250
	Citigroup, Inc.
75,000	2.050%, 6/7/2019	74,410
76,000	2.450%, 1/10/2020	75,144
76,000	2.650%, 10/26/2020	74,816
69,000	2.350%, 8/2/2021	66,646
37,000	2.750%, 4/25/2022	35,804
40,000	3.056%, (LIBOR 3M + 0.690%), 10/27/2022[b]	39,893
81,000	3.142%, 1/24/2023[b]	79,334
260,000	6.250%, 8/15/2026[b,l]	269,750
	CNA Financial Corporation
55,000	5.750%, 8/15/2021	58,332
	Commonwealth Bank of Australia
75,000	2.250%, 3/10/2020[h]	73,925
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
74,000	3.950%, 11/9/2022	73,262
	Credit Agricole SA
37,000	3.375%, 1/10/2022[h]	36,216
70,000	8.125%, 12/23/2025[b,h,l]	74,112
	Credit Suisse Group AG
150,000	7.500%, 12/11/2023[b,h,l]	154,875
	Credit Suisse Group Funding Guernsey, Ltd.
114,000	3.800%, 9/15/2022	113,466
	Credit Suisse Group Funding, Ltd.
76,000	3.125%, 12/10/2020	75,387
	DDR Corporation
65,000	4.625%, 7/15/2022	66,640
	Deutsche Bank AG
42,000	2.700%, 7/13/2020	40,845
112,000	4.250%, 10/14/2021	110,336
	Digital Realty Trust, LP
60,000	2.750%, 2/1/2023	57,132
	Discover Bank
10,000	8.700%, 11/18/2019	10,660
82,000	3.100%, 6/4/2020	81,575
	Fifth Third Bancorp
57,000	2.600%, 6/15/2022	55,163
	Goldman Sachs Group, Inc.
90,000	7.500%, 2/15/2019	92,487
74,000	5.375%, 5/10/2020[b,l]	75,110
57,000	2.600%, 12/27/2020	55,997
76,000	5.250%, 7/27/2021	79,864
55,000	3.513%, (LIBOR 3M + 1.170%), 11/15/2021[b]	55,675
76,000	3.000%, 4/26/2022	74,292
63,000	2.876%, 10/31/2022[b]	61,504
39,000	3.368%, (LIBOR 3M + 1.050%), 6/5/2023[b]	39,267
	Guardian Life Global Funding
40,000	2.000%, 4/26/2021[h]	38,682
	HCP, Inc.
25,000	3.750%, 2/1/2019	25,063
	Hospitality Properties Trust
40,000	4.250%, 2/15/2021	40,266
	HSBC Holdings plc
114,000	3.400%, 3/8/2021	113,951
76,000	6.875%, 6/1/2021[b,l]	78,565
100,000	6.375%, 9/17/2024[b,l]	98,919
	Huntington Bancshares, Inc.
55,000	3.150%, 3/14/2021	54,688
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	75,562
105,000	6.375%, 12/15/2025	105,131
	ILFC E-Capital Trust II
350,000	4.820%, (H15T30Y + 1.800%), 12/21/2065[b,h]	323,750
	International Lease Finance Corporation
76,000	4.625%, 4/15/2021	77,665
76,000	5.875%, 8/15/2022	80,576
	Iron Mountain, Inc.
125,000	4.875%, 9/15/2027[h]	115,156
	J.P. Morgan Chase & Company
57,000	2.980%, (LIBOR 3M + 0.680%), 6/1/2021[b]	57,271
90,000	4.625%, 11/1/2022[b,l]	82,575
165,000	2.972%, 1/15/2023	160,652
57,000	2.776%, 4/25/2023[b]	55,288
71,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	72,280
	KeyCorp
30,000	2.300%, 12/13/2018	29,965
	Liberty Mutual Group, Inc.
10,000	5.000%, 6/1/2021[h]	10,363
	Lincoln National Corporation
65,000	6.250%, 2/15/2020	68,131
40,000	4.678%, (LIBOR 3M + 2.358%), 5/17/2066[b]	38,074
	Lloyds Banking Group plc
80,000	6.657%, 5/21/2037[b,h,l]	85,422
	Macquarie Bank, Ltd.
200,000	6.125%, 3/8/2027[b,h,l]	179,500
	Mitsubishi UFJ Financial Group, Inc.
38,000	2.998%, 2/22/2022	37,297
82,000	3.455%, 3/2/2023	81,271
	Morgan Stanley
76,000	2.800%, 6/16/2020	75,384
40,000	2.500%, 4/21/2021	39,065
75,000	5.500%, 7/28/2021	79,358
74,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	74,965
37,000	2.750%, 5/19/2022	35,834
26,000	4.875%, 11/1/2022	26,959
82,000	3.125%, 1/23/2023	79,977
	MPT Operating Partnership, LP
110,000	5.500%, 5/1/2024	111,375
	National City Corporation
20,000	6.875%, 5/15/2019	20,684
	New York Life Global Funding
35,000	1.550%, 11/2/2018[h]	34,890
	Nomura Holdings, Inc.
21,000	2.750%, 3/19/2019	20,993
	Park Aerospace Holdings, Ltd.
220,000	5.500%, 2/15/2024[h]	217,204
	PNC Bank NA
75,000	2.450%, 11/5/2020	73,710
	Quicken Loans, Inc.
255,000	5.750%, 5/1/2025[h]	249,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Financials (5.9%) - continued
	Realty Income Corporation
$ 57,000	5.750%, 1/15/2021	$60,020
	Regions Financial Corporation
35,000	3.200%, 2/8/2021	34,838
	Reinsurance Group of America, Inc.
57,000	4.700%, 9/15/2023	58,907
	Royal Bank of Canada
74,000	2.125%, 3/2/2020	72,876
	Royal Bank of Scotland Group plc
190,000	7.500%, 8/10/2020[b,l]	193,705
57,000	8.625%, 8/15/2021[b,l]	60,577
162,000	7.648%, 9/30/2031[b,l]	202,905
	Santander UK Group Holdings plc
85,000	2.875%, 8/5/2021	82,340
	Simon Property Group, LP
70,000	2.500%, 9/1/2020	69,000
60,000	2.500%, 7/15/2021	58,568
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,h,l]	104,000
	Standard Chartered plc
11,000	2.100%, 8/19/2019[h]	10,851
	State Street Capital Trust IV
411,000	3.341%, (LIBOR 3M + 1.000%), 6/15/2047[b]	363,735
	State Street Corporation
35,000	3.226%, (LIBOR 3M + 0.900%), 8/18/2020[b]	35,526
	Sumitomo Mitsui Financial Group, Inc.
74,000	2.934%, 3/9/2021	73,153
37,000	2.784%, 7/12/2022	35,809
	SunTrust Banks, Inc.
35,000	2.900%, 3/3/2021	34,569
	Synchrony Financial
45,000	3.000%, 8/15/2019	44,911
15,000	3.584%, (LIBOR 3M + 1.230%), 2/3/2020[b]	15,141
	Toronto-Dominion Bank
35,000	3.266%, (LIBOR 3M + 0.930%), 12/14/2020[b]	35,559
74,000	2.550%, 1/25/2021	72,860
	UBS Group Funding Jersey, Ltd.
74,000	3.000%, 4/15/2021[h]	72,864
	UnitedHealth Group, Inc.
35,000	3.350%, 7/15/2022	35,040
	USB Realty Corporation
165,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,l]	149,531
	Vantiv, LLC
215,000	4.375%, 11/15/2025[h]	205,157
	Ventas Realty, LP
42,000	3.100%, 1/15/2023	40,735
	Wachovia Capital Trust II
50,000	2.848%, (LIBOR 3M + 0.500%), 1/15/2027[b]	47,000
	Wells Fargo & Company
35,000	2.100%, 7/26/2021	33,633
38,000	2.625%, 7/22/2022	36,604
74,000	3.469%, (LIBOR 3M + 1.110%), 1/24/2023[b]	75,118
80,000	3.589%, (LIBOR 3M + 1.230%), 10/31/2023[b]	81,620
	Welltower, Inc.
57,000	4.950%, 1/15/2021	58,684
	Westpac Banking Corporation
75,000	3.181%, (LIBOR 3M + 0.850%), 8/19/2021[b]	75,832

	Total	10,619,405

Mortgage-Backed Securities (13.2%)
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
19,041	5.500%, 9/1/2024	20,334
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,175,000	4.000%, 7/1/2048[e]	2,216,123
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,225,000	3.500%, 7/1/2033[e]	1,239,464
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
139,830	6.000%, 8/1/2024	152,810
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,000,000	3.000%, 7/1/2048[e]	1,936,875
6,150,000	3.500%, 7/1/2048[e]	6,119,206
4,475,000	4.000%, 7/1/2048[e]	4,561,878
7,000,000	4.500%, 7/1/2048[e]	7,288,340

	Total	23,535,030

Technology (1.7%)
	Alliance Data Systems Corporation
75,000	5.375%, 8/1/2022[h]	75,366
	Apple, Inc.
74,000	2.850%, 5/6/2021	73,817
74,000	2.706%, (LIBOR 3M + 0.350%), 5/11/2022[b]	74,711
80,000	2.400%, 1/13/2023	77,161
	Baidu, Inc.
40,000	3.000%, 6/30/2020	39,656
	Broadcom Corporation
82,000	2.650%, 1/15/2023	77,198
83,000	3.625%, 1/15/2024	80,314
	CDK Global, Inc.
100,000	4.875%, 6/1/2027	95,875
	CommScope Technologies Finance, LLC
195,000	6.000%, 6/15/2025[h]	199,144
	Diamond 1 Finance Corporation
35,000	3.480%, 6/1/2019[h]	35,088
76,000	5.450%, 6/15/2023[h]	79,484
	Equinix, Inc.
155,000	5.750%, 1/1/2025	156,116
	Fidelity National Information Services, Inc.
20,000	3.625%, 10/15/2020	20,129
75,000	2.250%, 8/15/2021	72,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Technology (1.7%) - continued
	Harland Clarke Holdings Corporation
$ 200,000	8.375%, 8/15/2022[h]	$196,000
	Hewlett Packard Enterprise Company
96,000	3.600%, 10/15/2020	96,459
	Inception Merger Sub, Inc.
175,000	8.625%, 11/15/2024[h,k]	175,875
	Intel Corporation
60,000	1.700%, 5/19/2021	57,958
35,000	3.100%, 7/29/2022	34,987
	Iron Mountain, Inc.
64,810	6.000%, 8/15/2023	66,268
	Marvell Technology Group, Ltd.
42,000	4.200%, 6/22/2023	41,944
	Microsoft Corporation
76,000	2.400%, 2/6/2022	74,426
	NetApp, Inc.
62,000	2.000%, 9/27/2019	61,133
	NXP BV
170,000	3.875%, 9/1/2022[h]	167,025
	Oracle Corporation
30,000	2.500%, 5/15/2022	29,203
	Plantronics, Inc.
200,000	5.500%, 5/31/2023[h]	200,100
	Seagate HDD Cayman
105,000	4.750%, 1/1/2025	100,673
	Sensata Technologies BV
130,000	4.875%, 10/15/2023[h]	130,650
	Texas Instruments, Inc.
30,000	1.750%, 5/1/2020	29,385
	VMware, Inc.
47,000	2.300%, 8/21/2020	45,984
	Western Digital Corporation
325,000	4.750%, 2/15/2026	316,063

	Total	2,980,400

Transportation (0.4%)
	Air Canada Pass Through Trust
12,245	3.875%, 3/15/2023[h]	11,939
	American Airlines Pass Through Trust
13,958	4.950%, 1/15/2023	14,386
	Avis Budget Car Rental, LLC
95,000	5.125%, 6/1/2022[h]	93,100
	Delta Air Lines, Inc.
57,000	2.875%, 3/13/2020	56,623
12,222	4.950%, 11/23/2020	12,336
	J.B. Hunt Transport Services, Inc.
35,000	3.300%, 8/15/2022	34,714
	Union Pacific Corporation
63,000	3.750%, 7/15/2025	63,121
	United Airlines Pass Through Trust
35,000	3.700%, 12/1/2022	34,456
	United Continental Holdings, Inc.
205,000	4.250%, 10/1/2022	197,825
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[h]	205,000

	Total	723,500

Utilities (1.3%)
	Alabama Power Company
38,000	2.450%, 3/30/2022	36,942
	Ameren Corporation
35,000	2.700%, 11/15/2020	34,567
	Arizona Public Service Company
20,000	2.200%, 1/15/2020	19,748
	Berkshire Hathaway Energy Company
83,000	2.400%, 2/1/2020	82,321
	Calpine Corporation
100,000	6.000%, 1/15/2022[h]	102,000
105,000	5.375%, 1/15/2023	99,881
	CenterPoint Energy, Inc.
40,000	2.500%, 9/1/2022	38,370
	Consolidated Edison, Inc.
38,000	2.000%, 3/15/2020	37,300
	Dominion Energy, Inc.
74,000	2.579%, 7/1/2020	72,897
	DTE Energy Company
46,000	2.400%, 12/1/2019	45,460
	Duke Energy Corporation
80,000	2.400%, 8/15/2022	76,919
	Dynegy, Inc.
140,000	7.375%, 11/1/2022	146,300
	Edison International
37,000	2.125%, 4/15/2020	36,277
	Emera U.S. Finance, LP
40,000	2.150%, 6/15/2019	39,583
	Eversource Energy
43,000	2.500%, 3/15/2021	42,119
	Exelon Generation Company, LLC
20,000	5.200%, 10/1/2019	20,469
55,000	2.950%, 1/15/2020	54,773
	FirstEnergy Corporation
59,000	2.850%, 7/15/2022	57,161
	Fortis, Inc.
55,000	2.100%, 10/4/2021	52,479
	NextEra Energy Capital Holdings, Inc.
35,000	2.300%, 4/1/2019	34,851
	NextEra Energy Partners, LP
200,000	4.250%, 9/15/2024[h]	192,500
	NiSource, Inc.
59,000	3.650%, 6/15/2023[h]	58,919
100,000	5.650%, 6/15/2023[b,h,l]	99,250
	NRG Energy, Inc.
100,000	7.250%, 5/15/2026	106,500
	Pinnacle West Capital Corporation
40,000	2.250%, 11/30/2020	39,036
	PPL Capital Funding, Inc.
85,000	3.500%, 12/1/2022	84,551
	PSEG Power, LLC
75,000	3.000%, 6/15/2021	74,157
	Sempra Energy
15,000	2.400%, 3/15/2020	14,791
	Southern California Edison Company
10,000	2.400%, 2/1/2022	9,662
	Southern Company
80,000	1.850%, 7/1/2019	79,205
37,000	2.350%, 7/1/2021	35,838
	TerraForm Power Operating, LLC
225,000	5.000%, 1/31/2028[h]	213,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (47.9%)	Value
Utilities (1.3%) - continued
	TransCanada Trust
$ 150,000	5.875%, 8/15/2076[b]	$148,500

	Total	2,286,513

	Total Long-Term Fixed Income (cost $85,642,408)	85,566,763

Shares	Registered Investment Companies (16.8%)
Affiliated Fixed Income Holdings (14.2%)
2,768,613	Thrivent Core Emerging Markets Debt Fund	25,360,494

	Total	25,360,494

Equity Funds/Exchange Traded Funds (<0.1%)
6,450	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	81,399
7,748	BlackRock Resources & Commodities Strategy Trust	71,979
3,200	Invesco Zacks Multi-Asset Income ETF	70,208

	Total	223,586

Fixed Income Funds/Exchange Traded Funds (2.5%)
32,160	Aberdeen Asia-Pacific Income Fund, Inc.	138,931
72,500	Invesco Senior Loan ETF	1,660,250
3,800	Invesco Variable Rate Preferred ETF	94,430
43,472	MFS Intermediate Income Trust	167,802
24,789	Templeton Global Income Fund	152,204
24,625	Vanguard Short-Term Corporate Bond ETF	1,923,213
12,378	Western Asset Emerging Markets Debt Fund, Inc.	164,256
35,040	Western Asset High Income Opportunity Fund, Inc.	168,893

	Total	4,469,979

	Total Registered Investment Companies (cost $31,853,154)	30,054,059

	Preferred Stock (1.0%)
Consumer Staples (<0.1%)
2,280	CHS, Inc., 7.100%[b,l]	62,198

	Total	62,198

Energy (0.2%)
14,735	Crestwood Equity Partners, LP, 9.250%[l,n]	144,403
10,300	NuStar Logistics, LP, 9.082%[b]	261,208

	Total	405,611

Financials (0.7%)
1,870	Agribank FCB, 6.875%[b,l]	200,090
1,445	CoBank ACB, 6.250%[b,l]	150,280
220	First Tennessee Bank NA, 3.750%[b,h,l]	172,700
5,000	GMAC Capital Trust I, 8.128%[b]	131,500
3,900	Morgan Stanley, 7.125%[b,l]	110,058
2,341	U.S. Bancorp, 6.500%[b,l]	64,846
298	Wells Fargo & Company, Convertible, 7.500%[l]	375,319

	Total	1,204,793

Real Estate (0.1%)
2,400	Colony Capital, Inc., 8.75%[l]	62,256

	Total	62,256

	Total Preferred Stock (cost $1,699,599)	1,734,858

	Common Stock (0.5%)
Energy (0.1%)
3,502	Contura Energy, Inc.	254,595

	Total	254,595

Financials (0.2%)
26,618	Apollo Investment Corporation	148,262
12,461	Ares Capital Corporation	204,984

	Total	353,246

Materials (0.1%)
7,833	Verso Corporation[n]	170,446

	Total	170,446

Utilities (0.1%)
895	Alpha Natural Resources Holdings, Inc.[n]	25,955
3,366	ANR, Inc.[n]	92,902

	Total	118,857

	Total Common Stock (cost $639,182)	897,144

	Collateral Held for Securities Loaned (0.6%)
1,083,337	Thrivent Cash Management Trust	1,083,337

	Total Collateral Held for Securities Loaned (cost $1,083,337)	1,083,337

Shares or Principal Amount	Short-Term Investments (16.3%)
	Federal Home Loan Bank Discount Notes
200,000	1.800%, 7/18/2018[o,p]	199,834
100,000	1.875%, 7/27/2018[o,p]	99,870
	Thrivent Core Short-Term Reserve Fund
2,874,522	2.290%	28,745,219

	Total Short-Term Investments (cost $29,044,898)	29,044,923

	Total Investments (cost $210,031,011) 116.4%	$207,773,793

	Other Assets and Liabilities, Net (16.4%)	(29,307,219)

	Total Net Assets 100.0%	$178,466,574

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $18,353,396 or 10.3% of total net assets.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
j	All or a portion of the security is insured or guaranteed.
k	All or a portion of the security is on loan.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Portfolio as of June 29, 2018 was $7,185,786 or 4.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$226,502
Apidos CLO XVIII, 7/22/2026	4/4/2017	200,000
Babson CLO, Ltd., 7/20/2029	5/18/2018	450,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	425,105
Cascade Funding Mortgage Trust, 6/25/2048	6/29/2018	274,997
CIM Trust, 9/25/2057	4/23/2018	335,713
CLUB Credit Trust, 4/17/2023	6/14/2017	152,615
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	254,460
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	69,331
Digicel, Ltd., 4/15/2021	8/19/2013	185,109
Foundation Finance Trust, 7/15/2033	12/6/2017	293,107
FRS, LLC, 4/15/2043	11/17/2016	24,538
Harley Marine Financing, LLC, 5/15/2043	5/9/2018	274,310
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	425,000
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	314,268
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	275,000
Preston Ridge Partners Mortgage Trust, LLC, 4/25/2023	4/26/2018	289,236
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	122,208
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	208,147
Radnor RE, Ltd., 3/25/2028	3/13/2018	400,000
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	363,674
Sound Point CLO, Ltd., 1/20/2028	6/5/2018	375,000
Spirit Master Funding, LLC, 12/20/2047	1/23/2018	549,835
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	16,351
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	10,471
Upstart Securitization Trust, 6/20/2024	6/13/2017	118,461
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	350,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	232,113

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Portfolio as of June 29, 2018:

Securities Lending Transactions
Taxable Debt Security	$504,553

Total lending	$504,553
Gross amount payable upon return of collateral for securities loaned	$1,083,337

Net amounts due to counterparty	$578,784

Definitions:

ETF	-	Exchange Traded Fund
CLO	-	Collateralized Loan Obligation
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
Australia (4.8%)
63,326	Accent Group, Ltd.	$77,350
196,678	ALS, Ltd.	1,096,460
109,331	Altium, Ltd.	1,817,117
89,532	Ansell, Ltd.	1,798,781
214,233	Aristocrat Leisure, Ltd.	4,892,521
525,593	Australia & New Zealand Banking Group, Ltd.	11,000,442
1,683,747	Beach Energy, Ltd.	2,179,401
148,384	BHP Billiton, Ltd.	3,712,868
73,818	Carsales.com, Ltd.	825,130
62,168	CSL, Ltd.	8,849,189
1,130,914	CSR, Ltd.	3,837,276
167,547	FlexiGroup, Ltd.	275,074
42,763	IDP Education, Ltd.	332,607
290,674	Iluka Resources, Ltd.	2,400,912
69,349	Inghams Group, Ltd.	195,749
214,604	Investa Office Fund	830,269
26,127	JB Hi-Fi, Ltd.	434,141
55,591	Macquarie Group, Ltd.	5,066,355
39,970	McMillan Shakespeare, Ltd.	473,963
3,952,076	Medibank Private, Ltd.	8,533,452
811,063	Metcash, Ltd.	1,564,323
1,800,264	Mirvac Group	2,889,442
49,436	MYOB Group, Ltd.	105,635
608,525	Nine Entertainment Company Holdings, Ltd.	1,115,870
32,223	Northern Star Resources, Ltd.	174,446
155,842	OZ Minerals, Ltd.	1,086,706
215,002	Primary Health Care, Ltd.	554,403
57,519	Regis Resources, Ltd.	219,048
62,946	Rio Tinto, Ltd.	3,889,138
345,211	Sandfire Resources NL	2,337,460
68,216	Saracen Mineral Holdings, Ltd.[a]	111,444
3,202	Seven Group Holdings, Ltd.	45,069
229,434	Sigma Healthcare, Ltd.	137,700
101,078	Sims Metal Management, Ltd.	1,200,452
96,291	Smartgroup Corporation, Ltd.	831,483
1,586,757	South32, Ltd.	4,237,156
29,835	St Barbara, Ltd.	107,291
357,170	Star Entertainment Group, Ltd.	1,300,990
102,766	Super Retial Group, Ltd.	615,575
362,154	Treasury Wine Estates, Ltd.	4,652,966
4,826	Virtus Health, Ltd.	20,534
805,316	Vita Group, Ltd.	584,878
5,438	Washington H. Soul Pattinson and Company, Ltd.	83,137
88,696	Wesfarmers, Ltd.	3,236,189
702,258	Whitehaven Coal, Ltd.	2,997,750
20,707	Wisetech Global, Ltd.	239,564

	Total	92,967,706

Austria (0.8%)
89,207	Erste Group Bank AG	3,719,036
3,483	FACC AGa	64,692
164,035	OMV AG	9,277,464
9,546	Osterreichische Post AG	435,033
80,447	Raiffeisen Bank International AG	2,464,844
12,562	S IMMO AG	245,281
4,848	UNIQA Insurance Group AG	44,540

	Total	16,250,890

Belgium (0.2%)
3,256	Barco NV	397,413
5,704	bpost SA	90,125
653	Cofinimmo SA	80,528
3,901	Compagnie d’ Entreprises CFE	482,893
4,197	Fagron NV	71,577
2,562	Gimv NV	156,009
10,382	KBC Ancora	553,669
6,315	Melexis NV	584,622
4,722	SA D’Ieteren NV	196,201
3,258	Warehouses De Pauw CVA	411,726

	Total	3,024,763

Bermuda (<0.1%)
92,627	BW Offshore, Ltd.[a]	472,684
7,000	Johnson Electric Holdings, Ltd.	20,385

	Total	493,069

Brazil (1.4%)
792,300	Ambev SA	3,675,560
956,213	Banco Bradesco SA ADR	6,559,621
297,826	BRF SAa	1,382,414
467,300	Lojas Renner SA	3,489,302
185,882	Multiplan Empreendimentos Imobiliarios SA	2,715,031
249,482	Ultrapar Participacoes SA ADR[b]	2,953,867
516,071	Vale SA ADR	6,616,030

	Total	27,391,825

Canada (2.3%)
89,400	Alimentation Couche-Tard, Inc.	3,883,645
160,794	CAE, Inc.	3,340,269
80,646	Canadian National Railway Company	6,596,329
21,581	CI Financial Corporation	387,904
174,591	Dollarama, Inc.	6,767,700
133,347	Empire Company, Ltd.	2,676,779
34,883	Entertainment One, Ltd.	168,703
122,069	Finning International, Inc.	3,013,075
40,907	Genworth MI Canada, Inc.[b]	1,331,154
45,596	Gluskin Sheff + Associates, Inc.	569,495
2,642	Magna International, Inc.	153,580
40,534	Premium Brands Holdings Corporation	3,492,710
131,895	Stars Group, Inc.[a]	4,783,595
151,599	Teck Resources, Ltd.	3,861,903
167,558	Transcontinental, Inc.[b]	3,891,185

	Total	44,918,026

Cayman Islands (1.7%)
9,551	Autohome, Inc. ADR	964,651
1,326,000	China Resources Land, Ltd.	4,454,108
80,000	Goodbaby International Holdings, Ltd.	48,379
26,751	Huazhu Group, Ltd.	1,123,274
3,600	Sunny Optical Technology Group Company, Ltd.	66,771
345,700	Tencent Holdings, Ltd.	17,359,465
163,000	Value Partners Group, Ltd.	128,165
4,119,680	WH Group, Ltd.[c]	3,333,590
323,000	Wharf Real Estate Investment Company, Ltd.	2,293,545
120,500	Wuxi Biologics (Cayman), Inc.[a,c]	1,336,724
755,200	Wynn Macau, Ltd.	2,420,148
34,000	Xinyi Glass Holdings Company, Ltd.	41,240

	Total	33,570,060

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
Chile (0.3%)
85,415	Banco Santander Chile SA ADR	$2,684,594
288,738	S.A.C.I. Falabella	2,646,122

	Total	5,330,716

China (1.3%)
351,698	China International Travel Service Corporation, Ltd.	3,411,265
663,402	Hangzhou Hikvision Digital Technology Company, Ltd.	3,707,820
49,590	Kweichow Moutai Company, Ltd.	5,458,993
404,900	Midea Group Company, Ltd.	3,180,661
691,000	Ping An Insurance Company of China, Ltd.	6,327,953
451,656	Shanghai International Airport Company, Ltd.	3,770,827

	Total	25,857,519

Denmark (1.7%)
8,309	DFDS AS	528,881
73,917	GN Store Nord AS	3,358,508
38,437	Jyske Bank AS	2,100,963
269,462	Novo Nordisk AS	12,446,602
2,839	Per Aarsleff Holding AS	100,232
23,174	Rockwool International AS	9,033,364
39,116	Royal Unibrew AS	3,108,468
7,915	SimCorp AS	639,263
20,381	Spar Nord Bank AS	217,825
41,136	Sydbank AS	1,410,153

	Total	32,944,259

Faroe Islands (0.1%)
22,731	Bakkafrost PF	1,259,750

	Total	1,259,750

Finland (1.3%)
30,295	Amer Sports Oyj[a]	952,601
23,925	Cramo Oyj	555,213
57,043	Finnair Oyj	614,921
15,301	Kesko Oyj	934,570
86,368	Metsa Board Oyj	973,630
38,849	Neste Oil Oyj	3,039,506
28,603	Raisio Oyj	121,267
51,282	Ramirent Oyj	542,966
5,974	Tieto Oyj	193,063
473,125	UPM-Kymmene Oyj	16,845,684
59,975	Valmet Oyj	1,152,803

	Total	25,926,224

France (5.6%)
4,937	Alten SA	507,504
39,618	Amundi SAc	2,738,589
27,697	AtoS	3,766,156
361,509	AXA SA	8,833,042
26,221	Beneteau SA	491,204
100,893	BNP Paribas SA	6,240,939
56,968	Capgemini SA	7,634,284
26,428	CGG SAa	65,376
23,575	Cie Generale des Etablissements Michelin	2,852,062
74,069	CNP Assurances	1,682,814
31,303	Dassault Systemes SA	4,380,661
28,063	Eiffage SA	3,048,865
6,133	Eurofins Scientific SEb	3,401,430
12,890	Ipsos SA	439,865
8,802	Jacquet Metal Service	279,976
4,919	Kaufman & Broad SA	231,644
15,034	Kering SA	8,468,708
6,201	Lagardere SCA	163,386
15,552	Legrand SA	1,142,368
30,213	LVMH Moet Hennessy Louis Vuitton SE	10,031,301
79,765	Metropole Television SA	1,595,286
22,110	Neopost SA	594,378
9,799	Nexity SA	618,621
83,125	Peugeot SA	1,894,028
5,370	Rubis SCA	334,726
855	Rubis SCA, Scrip[d]	0
60,757	Safran SA	7,357,979
92,336	Schneider Electric SE	7,679,295
4,679	Sopra Group SA	952,033
169,884	Total SA	10,316,348
958	Trigano	169,959
53,311	UbiSoft Entertainment SAa	5,827,338
37,398	Vinci SA	3,589,882

	Total	107,330,047

Germany (5.2%)
13,010	Aareal Bank AG	570,765
52,197	Allianz SE	10,755,451
7,104	Amadeus Fire AG	767,386
22,709	Aurubis AG	1,733,478
197,627	BASF SE	18,867,187
49,290	Bayer AG	5,413,212
2,768	Bechtle AG	212,758
15,312	CANCOM SE	1,555,872
499	Carl Zeiss Meditec AG	34,048
41,437	Covestro AGc	3,683,074
1,575	CTS Eventim AG & Company KGaA	77,329
1,597	Deutsche Beteiligungs AG	63,231
96,547	Deutsche Pfandbriefbank AGc	1,347,048
85,518	Deutz AG	657,968
5,504	DIC Asset AG	61,651
123,733	Evonik Industries AG	4,233,372
14,332	Evotec AGa	244,495
94,382	Freenet AGb	2,495,624
27,686	Gerresheimer AG	2,239,909
6,160	Hamburger Hafen und Logistik AG	133,272
41,949	Hannover Rueckversicherung SE	5,215,179
30,266	Hugo Boss AG	2,744,797
159,695	Infineon Technologies AG	4,056,465
10,526	Isra Vision AG	643,291
27,575	Jenoptik AG	1,078,640
85,573	Kloeckner & Company SE	901,207
691	LEG Immobilien AG	75,066
19,820	Leoni AG	1,004,461
7,140	Metro AG	59,380
3,310	MorphoSys AGa	404,055
8,627	Nemetschek SE	1,034,004
49,018	ProSiebenSat.1 Media AG	1,240,403
5,868	PUMA SE	3,428,135
46,593	Rheinmetall AG	5,126,277
7,101	SAF-Holland SA	106,734
2,828	Salzgitter AG	123,041
16,255	Scout24 AGc	860,363
10,838	Siltronic AG	1,540,092
35,042	Software AG	1,628,658
87,667	TAG Immobilien AG	1,928,041
13,364	Takkt AG	243,873
103,002	TUI AG	2,252,857
52,892	Vonovia SE	2,513,926

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
Germany (5.2%) - continued
8,019	Wacker Neuson SE	$203,158
36,181	Wirecard AG	5,789,706
1,417	XING AG	456,340

	Total	99,805,279

Hong Kong (2.1%)
799,600	AIA Group, Ltd.	6,965,645
53,000	Champion REIT	35,152
614,300	China Mobile, Ltd.	5,450,651
149,000	CITIC Telecom International Holdings, Ltd.	39,046
440,088	CK Asset Holdings, Ltd.	3,483,874
448,000	Giordano International, Ltd.	281,757
14,000	Great Eagle Holdings, Ltd.	68,262
1,950,000	Haitong International Securities Group, Ltd.	885,798
1,279,000	Hang Lung Group, Ltd.	3,581,177
180,000	Hang Lung Properties, Ltd.	369,733
125,334	Hong Kong Exchanges and Clearing, Ltd.	3,750,939
707,000	Luk Fook Holdings International, Ltd.	2,920,464
1,671,000	Melco International Development, Ltd.	5,125,963
340,000	Shun Tak Holdings, Ltd.	138,756
486,000	Sun Hung Kai Properties, Ltd.	7,322,046
31,000	Sunlight Real Estate Investment Trust	21,416

	Total	40,440,679

Hungary (0.1%)
111,500	Richter Gedeon Nyrt	2,030,362

	Total	2,030,362

India (2.0%)
115,976	Aditya Birla Capital, Ltd.[a]	225,711
56,000	Aditya Birla Capital, Ltd. GDR[a]	108,870
82,840	Grasim Industries, Ltd.	1,219,118
60,600	Hero Motocorp, Ltd.	3,072,719
175,100	Hindustan Unilever, Ltd.	4,193,754
346,583	Housing Development Finance Corporation	9,657,390
1,247,568	ITC, Ltd.	4,848,097
189,381	Kotak Mahindra Bank, Ltd.	3,716,709
171,306	Tata Consultancy Services, Ltd.	4,620,153
114,696	Ultra Tech Cement, Ltd.	6,396,055
4,570	Ultra Tech Cement, Ltd. GDR	254,704

	Total	38,313,280

Indonesia (0.6%)
12,275,600	Astra International Tbk PT	5,651,620
2,335,400	Indocement Tunggal Prakarsa Tbk PT	2,220,760
3,072,500	PT Bank Central Asia Tbk	4,588,565

	Total	12,460,945

Ireland (0.3%)
26,081	Ryanair Holdings plc ADR[a]	2,979,232
279,128	UDG Healthcare plc	3,033,374

	Total	6,012,606

Isle of Man (0.2%)
215,073	GVC Holdings plc	2,974,019

	Total	2,974,019

Israel (0.2%)
382,099	Bank Leumi Le-Israel BM	2,260,911
11,828	First International Bank of Israel, Ltd.	247,319
214,669	Israel Discount Bank, Ltd.	627,205
45,634	Shufersal, Ltd.	280,673

	Total	3,416,108

Italy (2.2%)
125,191	A2A SPA	216,698
87,425	Amplifon SPA	1,807,692
307,537	Anima Holding SPA[c]	1,643,707
93,518	Assicurazioni Generali SPA	1,563,433
29,901	ASTM SPA	690,631
22,106	Banca Farmafactoring SPA[c]	129,263
1,195,840	Banca Monte dei Paschi di Siena SPA[a,b]	3,440,865
27,108	Banca Popolare Di Sondrio SCRL	108,729
1,023,490	Banco BPM SPA[a]	2,973,145
261,876	Beni Stabili SPA	229,217
11,338	Biesse SPA	441,100
12,438	Cerved Information Solutions SPA	133,213
51,732	DiaSorin SPA	5,879,076
202,967	Enav SPA[c]	1,015,404
479,150	Enel SPA	2,655,060
6,544	ERG SPA	142,734
14,574	Geox SPA	41,085
2,210	Interpump Group SPA	68,510
90,817	Italgas SPA	499,852
3,508	Italmobiliare SPA	86,030
13,887	La Doria SPA	170,920
112,495	Maire Tecnimont SPA	503,425
272,460	Mediobanca SPA	2,520,266
58,974	Moncler SPA	2,675,951
172,848	OVS SPA[a,c]	562,856
940,036	Piaggio & C. SPA	2,349,908
61,034	Recordati SPA	2,418,484
7,612	Reply SPA	516,192
714,308	Saras SPA	1,726,432
29,742	Societa Cattolica di Assicurazioni SCRL	247,534
145,305	Societa Iniziative Autostradali e Servizi SPA	2,179,850
29,815	Technogym SPA[c]	351,885
512,508	Terna Rete Elettrica Nazionale SPA	2,767,892
2,666	TOD’S SPA	165,840

	Total	42,922,879

Japan (19.4%)
66,900	Adastria Holdings Company, Ltd.	847,192
43,500	Adeka Corporation	696,567
100,300	Aichi Corporation	586,888
15,500	Aisan Industry Company, Ltd.	130,511
64,600	Aisin Seiki Company, Ltd.	2,941,403
76,500	All Nippon Airways Company, Ltd.	2,806,991
10,800	Alpen Company, Ltd.	232,124
55,700	AOKI Holdings, Inc.	812,823
28,800	Aoyama Trading Company, Ltd.	960,925
16,100	Aozora Bank, Ltd.	611,021
17,800	Arcland Sakamoto Company, Ltd.	266,958
91,100	Arcs Company, Ltd.	2,485,696
4,300	Aruhi Corporation	89,781
42,200	Asahi Diamond Industrial Company, Ltd.	297,495
6,600	ASKA Pharmaceutical Company, Ltd.	85,739
14,600	Ateam, Inc.	310,823
9,300	Autobacs Seven Company, Ltd.	164,675

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
Japan (19.4%) - continued
77,500	Bridgestone Corporation	$3,027,371
12,300	Broadleaf Company, Ltd.	74,319
42,900	Canon Electronics, Inc.	863,466
1,500	Canon Marketing Japan, Inc.	31,243
144,400	Canon, Inc.	4,735,100
7,800	Cawachi, Ltd.	159,485
92,300	Chiyoda Company, Ltd.	2,135,076
4,900	Chiyoda Integre Company, Ltd.	107,212
33,800	Citizen Watch Company, Ltd.	221,637
60,800	Coca-Cola Bottlers Japan, Inc.	2,432,577
11,600	Cocokara Fine, Inc.	713,220
7,300	Cookpad, Inc.	33,614
6,500	Cosmo Energy Holdings Company, Ltd.	227,623
14,000	Daiho Corporation	83,193
2,000	Daiichi Jitsugyo Company, Ltd.	58,599
20,200	Daiichikosho Company, Ltd.	974,794
2,400	Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	74,639
4,600	Daishi Bank, Ltd.	182,721
1,800	Daiwabo Holdings Company, Ltd.	95,677
11,400	DCM Holdings Company, Ltd.	106,642
4,700	Descente, Ltd.	83,173
3,400	DIC Corporation	106,036
8,800	DIP Corporation	225,722
28,600	Doutor Nichires Holdings Company, Ltd.	567,538
105,700	DTS Corporation	3,921,310
8,300	DUSKIN Company, Ltd.	206,869
65,300	Ebara Corporation	2,026,005
69,900	EDION Corporation	703,077
7,900	Eiken Chemical Company, Ltd.	167,824
11,800	EN-Japan, Inc.	593,806
24,400	EPS Holdings, Inc.	522,066
49,800	Fancl Corporation	2,491,424
16,300	Fields Corporation	153,743
91,900	Financial Products Group Company, Ltd.	1,182,338
16,100	Foster Electric Company, Ltd.	230,340
34,500	Fuji Machine Manufacturing Company, Ltd.	617,583
27,500	Fuji Oil Holdings, Inc.	988,566
15,900	Fuji Soft, Inc.	670,209
10,500	Fujibo Holdings, Inc.	340,917
37,400	Fujikura, Ltd.	237,576
4,200	Fukui Computer Holdings, Inc.	69,205
48	Fukuoka REIT Corporation	76,131
700	Fukuyama Transporting Company, Ltd.	35,733
10,300	Geo Holdings Corporation	137,751
592	GLP J-Reit	628,769
16,300	Goldcrest Company, Ltd.	264,775
2,500	GOLDWIN, Inc.	216,212
228,600	Gree, Inc.	1,222,629
10,800	Gulliver International Company, Ltd.	59,631
7,200	Gunma Bank, Ltd.	37,690
11,500	H2O Retailing Corporation	183,254
92,700	Hachijuni Bank, Ltd.	394,976
247,900	Haseko Corporation	3,416,831
17,300	Hazama Ando Corporation	157,247
32,500	Heiwa Corporation	783,973
2,400	Heiwa Real Estate Company, Ltd.	42,719
432	Heiwa Real Estate REIT, Inc.	431,034
28,700	Hiroshima Bank, Ltd.	190,347
8,500	Hitachi Capital Corporation	219,374
82,100	Hitachi Chemical Company, Ltd.	1,652,804
51,300	Hitachi High-Technologies Corporation	2,086,896
782,000	Hitachi, Ltd.	5,509,177
7,600	Hogy Medical Company, Ltd.	340,039
233,800	Hokuetsu Kishu Paper Company, Ltd.	1,202,218
21,300	Hokuhoku Financial Group, Inc.	282,804
552,400	Honda Motor Company, Ltd.	16,196,912
5,800	Horiba, Ltd.	405,427
34,600	Hoya Corporation	1,962,823
127	Hulic REIT, Inc.	196,762
350	Ichigo Real Estate Investment Corporation	280,108
33,600	Ichiyoshi Securities Co., Ltd.	363,326
21,800	INES Corporation	208,527
2,100	Infocom Corporation	57,532
4,346	Invesco Office J-Reit, Inc.	601,620
131,200	Isuzu Motors, Ltd.	1,739,341
150,100	ITOCHU Corporation	2,714,684
9,500	Itochu Enex Company, Ltd.	92,608
32,500	JAFCO Company, Ltd.	1,317,439
66,600	Japan Airlines Company, Ltd.	2,359,710
69,000	Japan Aviation Electronics Industry, Ltd.	1,085,336
362	Japan Excellent, Inc.	466,377
629	Japan Rental Housing Investments, Inc.	505,758
402,600	Japan Tobacco, Inc.	11,251,228
188,100	JVC Kenwood Corporation	532,161
12,700	Kabu.com Securities Company, Ltd.	41,131
357,000	Kajima Corporation	2,758,418
39,000	Kaneka Corporation	349,272
2,400	Kanematsu Electronics, Ltd.	87,844
2,100	Kato Sangyo Company, Ltd.	71,913
56,700	KDDI Corporation	1,550,457
7,000	Keiyo Bank, Ltd.	30,015
252	Kenedix Office Investment Corporation	1,564,265
41,900	Kewpie Corporation	1,058,100
14,600	Keyence Corporation	8,234,612
73,000	KITZ Corporation	597,674
25,600	KLab, Inc.	339,246
27,600	Kohnan Shoji Company, Ltd.	642,478
28,800	Kokuyo Company, Ltd.	510,855
155,400	Komatsu, Ltd.	4,424,018
4,300	KOMERI Company, Ltd.	109,100
681,200	Konica Minolta Holdings, Inc.	6,317,668
90,900	Konoike Transport Company, Ltd.	1,370,382
97,900	K’s Holdings Corporation	1,014,608
20,400	KYB Company, Ltd.	926,787
12,800	Kyokuto Kaihatsu Kogyo Company, Ltd.	195,298
3,400	Kyokuto Securities Company, Ltd.	44,495
98,400	KYORIN Holdings, Inc.	2,042,204
141,600	Kyowa Exeo Corporation	3,705,554
22,500	Kyushu Financial Group, Inc.	108,280
357	LaSalle Logiport REIT	353,872
4,700	Lintec Corporation	136,192
10,600	Macnica Fuji Electronics Holdings, Inc.	177,733
13,300	Maeda Corporation	152,436
157,000	Makino Milling Machine Company, Ltd.	1,217,910
26,700	Mandom Corporation	830,400
43,400	Marusan Securities Company, Ltd.	398,253
6,600	Marvelous, Inc.	54,316
5,600	Matsui Securities Company, Ltd.	53,454
69,700	Matsumotokiyoshi Holdings Company, Ltd.	3,127,705

The accompanying Notes to Financial Statements are an integral part of this schedule.

201

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
Japan (19.4%) - continued
49,900	Maxell Holdings, Ltd.	$839,659
108,600	Mazda Motor Corporation	1,332,153
15,400	Megmilk Snow Brand Company, Ltd.	411,405
20,900	Meiko Network Japan Company, Ltd.	240,563
12,200	MEITEC Corporation	584,763
13,300	Milbon Company, Ltd.	595,590
60,700	Ministop Company, Ltd.	1,224,228
5,600	Miraca Holdings, Inc.	166,574
364,100	Mitsubishi Chemical Holdings Corporation	3,040,520
108,100	Mitsubishi Corporation	2,997,513
1,200	Mitsubishi Research Institute, Inc.	54,867
13,200	Mitsubishi Shokuhin Company, Ltd.	351,882
6,200	Mitsui Mining and Smelting Company, Ltd.	263,142
13,600	Mitsui Sugar Company, Ltd.	421,519
4,764,300	Mizuho Financial Group, Inc.	8,025,395
4,000	Mizuno Corporation	149,341
233	Mori Hills REIT Investment Corporation	299,105
917	Mori Trust Sogo REIT, Inc.	1,313,974
12,300	Morinaga Milk Industry Company, Ltd.	459,666
25,900	Murata Manufacturing Company, Ltd.	4,355,850
22,300	Nagase & Co., Ltd.	348,005
21,200	NEC Networks & System Integration Corporation	476,489
37,200	Net One Systems Company, Ltd.	638,639
507,900	NHK Spring Company, Ltd.	4,780,909
51,000	NICHIAS Corporation	637,769
10,800	Nichicon Corporation	135,745
113,700	Nichirei Corporation	2,896,237
7,700	Nihon Chouzai Company, Ltd.	204,080
32,500	Nihon M&A Center, Inc.	941,604
43,600	Nikkiso Company, Ltd.	441,450
21,600	Nikkon Holdings Company, Ltd.	566,401
19,100	Nintendo Company, Ltd.	6,234,797
11,600	NIPPO Corporation	211,124
1,200	Nippon Carbon Company, Ltd.	67,065
6,200	Nippon Flour Mills Company, Ltd.	107,787
180,100	Nippon Kayaku Company, Ltd.	2,011,936
638,800	Nippon Light Metal Holdings Company, Ltd.	1,433,158
61,500	Nippon Paper Industries Company, Ltd.	980,425
15,600	Nippon Shokubai Company, Ltd.	1,126,637
99,909	Nippon Telegraph & Telephone Corporation	4,538,667
12,600	Nippon Thompson Company, Ltd.	98,630
11,800	Nishimatsu Construction Company, Ltd.	338,176
20,200	Nishi-Nippon City Bank, Ltd.	235,515
3,200	Nishio Rent All Company, Ltd.	102,540
1,836,605	Nissan Motor Company, Ltd.	17,870,524
18,200	Nisshin Oillio Group, Ltd.	546,358
25,700	Nisshin Steel Company, Ltd.	354,202
37,200	Nissin Kogyo Company, Ltd.	657,759
10,717	Nitto Kogyo Corporation	214,138
3,900	Noevir Holdings Company, Ltd.	280,942
1,700	Noritake Company, Ltd.	94,072
62,000	North Pacific Bank, Ltd.	206,940
29,500	NSD Company, Ltd.	671,546
433,700	NTN Corporation	1,775,087
142,300	NTT DOCOMO, Inc.	3,626,141
400	NuFlare Technology, Inc.	24,542
5,800	Oiles Corporation	110,228
10,250	Okinawa Electric Power Company, Inc.	213,824
8,800	Okuma Corporation	464,014
50,600	Onward Holdings Company, Ltd.	387,974
212,600	ORIX Corporation	3,351,023
477,600	Osaka Gas Company, Ltd.	9,889,167
4,000	Osaki Electric Company, Ltd.	30,661
16,700	Paramount Bed Holdings Company, Ltd.	715,691
5,500	Pasona Group, Inc.	89,240
15,700	PC Depot Corporation	82,202
636	Premier Investment Corporation	645,651
28,000	Prima Meat Packers, Ltd.	161,848
9,500	Qol Company, Ltd.	177,403
8,600	Raito Kogyo Company, Ltd.	89,769
1,800	Relo Group, Inc.	47,423
14,300	Remixpoint, Inc.	141,030
3,100	Riken Vitamin Company, Ltd.	123,099
40,300	Rohm Company, Ltd.	3,367,649
44,500	ROHTO Pharmaceutical Company, Ltd.	1,425,824
90,900	Round One Corporation	1,426,869
60,100	Ryoyo Electro Corporation	970,607
1,900	Saint Marc Holdings Company, Ltd.	46,874
12,900	Saizeriya Company, Ltd.	294,682
14,500	Sakai Moving Service Company, Ltd.	719,174
37,600	Sangetsu Company, Ltd.	760,946
23,000	Sanken Electric Company, Ltd.	121,667
4,700	Sanki Engineering Company, Ltd.	45,919
53,900	Sankyo Company, Ltd.	2,107,749
8,900	Sankyu, Inc.	467,108
32,200	Sawai Pharmaceutical Company, Ltd.	1,464,360
9,300	SCSK Corporation	431,826
38,600	Seiko Holdings Corporation	828,751
44,700	Seino Holdings Company, Ltd.	790,975
419,900	Sekisui House, Ltd.	7,421,474
58,500	Senko Group Holdings Company, Ltd.	462,032
105,600	Senshu Ikeda Holdings, Inc.	356,110
33,000	Shiga Bank, Ltd.	168,809
22,100	Shikoku Electric Power Company	295,590
18,900	Shimachu Company, Ltd.	600,214
27,000	SHIMAMURA Company, Ltd.	2,373,785
4,000	Shindengen Electric Manufacturing Company, Ltd.	190,809
112,500	Shinko Electric Industries Company, Ltd.	1,004,034
175,000	ShinMaywa Industries, Ltd.	2,052,768
21,800	Ship Healthcare Holdings, Inc.	821,487
54,600	Showa Denko KK	2,416,944
10,800	Sintokogio, Ltd.	95,599
32,500	SKY Perfect JSAT Holdings, Inc.	154,828
21,700	Sodick Company, Ltd.	197,430
87,900	SoftBank Group Corporation	6,276,776
72,000	Sojitz Corporation	260,757
30,200	Square ENIX Holdings Company, Ltd.	1,480,770
2,300	STUDIO ALICE Company, Inc.	54,477
13,700	Sugi Holdings Company, Ltd.	792,611
239,400	Sumitomo Corporation	3,926,119
838,700	Sumitomo Electric Industries, Ltd.	12,473,674
73,400	Sumitomo Heavy Industries, Ltd.	2,473,068
4,000	Sumitomo Seika Chemicals Company, Ltd.	199,478
96,700	Suzuki Motor Corporation	5,328,955
24,400	Taiho Kogyo Company, Ltd.	281,332
49,100	Taikisha, Ltd.	1,488,166
18,200	Taiyo Holdings Company, Ltd.	746,332
79,300	Takara Holdings, Inc.	1,048,462
180,300	Takara Leben Company, Ltd.	674,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
Japan (19.4%) - continued
1,800	Takasago Thermal Engineering Company, Ltd.	$33,375
8,700	Tatsuta Electric Wire and Cable Company, Ltd.	44,126
34,400	TDK Corporation	3,502,706
16,400	TechnoPro Holdings, Inc.	1,007,041
33,300	TIS, Inc.	1,530,319
4,000	Toda Corporation	34,737
2,700	Toho Holdings Company, Ltd.	65,820
25,000	Tokai Rika Company, Ltd.	473,980
39,000	Tokai Tokyo Financial Holdings, Inc.	248,512
500	Token Corporation	44,057
26,500	Tokyo Dome Corporation	236,659
30,900	Tokyo Electron, Ltd.	5,304,087
245,000	Tokyo Gas Company, Ltd.	6,505,308
25,100	Tokyo Seimitsu Company, Ltd.	827,265
13,800	Tokyu Construction Company, Ltd.	133,882
719,000	Toppan Printing Company, Ltd.	5,624,784
3,100	Topy Industries, Ltd.	85,943
50,700	Tosei Corporation	536,287
2,500	Towa Pharmaceutical Company, Ltd.	133,743
21,900	Toyo Tanso Company, Ltd.	640,132
172,900	Toyoda Gosei Company, Ltd.	4,376,043
47,100	Toyota Motor Corporation	3,045,909
407,000	Tsubakimoto Chain Company	3,227,945
15,000	Tsumura & Company	484,360
157,900	TV Asahi Holdings Corporation	3,463,755
14,400	Ube Industries, Ltd.	373,901
5,500	United Arrows, Ltd.	204,939
25,400	UNIZO Holdings Company, Ltd.	472,519
4,300	Wacoal Holdings Corporation	125,239
39,300	Wakita & Company, Ltd.	411,951
2,100	Welcia Holdings Company, Ltd.	111,658
56,900	West Japan Railway Company	4,189,227
2,200	Yellow Hat, Ltd.	64,932
15,200	Yodogawa Steel Works, Ltd.	387,659
36,500	Yumeshin Holdings Company, Ltd.	381,536
22,600	Zenkoku Hosho Company, Ltd.	1,023,271
15,200	ZEON Corporation	179,310
2,000	Zeria Pharmaceutical Company, Ltd.	43,221

	Total	373,971,433

Jersey (0.1%)
406,064	Boohoo.Com PLC[a]	1,038,814

	Total	1,038,814

Luxembourg (0.1%)
79,379	B&M European Value Retail SA	421,690
1,258	Millicom International Cellular SA	73,935
21,158	Oriflame Holdings AG	679,395

	Total	1,175,020

Malaysia (0.2%)
554,100	Public Bank Berhad	3,205,421

	Total	3,205,421

Mexico (0.7%)
63,600	Fomento Economico Mexicano SAB de CV ADR	5,583,444
227,600	Grupo Aeroportuario del Sureste, SAB de CV	3,615,655
782,541	Grupo Financiero Banorte SAB de CV ADR	4,601,409

	Total	13,800,508

Netherlands (2.9%)
35,858	Aalberts Industries NV	1,712,956
96,444	ASR Nederland NV	3,927,291
83,525	BE Semiconductor Industries NV	2,247,648
72,912	Euronext NVc	4,620,269
41,841	Ferrari NV	5,655,621
220,865	Fiat Chrysler Automobiles NVa	4,166,456
30,559	Heineken Holding NV	2,922,544
11,083	Intertrust NVc	196,549
46,071	Koninklijke DSM NV	4,608,904
5,218	Koninklijke VolkerWessels N.V.	134,181
76,081	NN Group NV	3,085,577
3,712	NSI NV	155,622
319,703	Pharming Group NVa	518,962
384,003	RELX NV	8,163,471
2,848	SBM Offshore NV	44,159
5,972	Signify NVc	154,505
231,127	Unilever NV	12,877,714
5,005	Vastned Retail NV	235,783

	Total	55,428,212

New Zealand (<0.1%)
252,710	Air New Zealand, Ltd.	543,017
143,267	Infratil, Ltd.	327,738

	Total	870,755

Norway (2.2%)
92,351	Aker BP ASA	3,396,963
905,323	DnB ASA	17,629,409
1,418,374	DNO International ASA[a]	2,611,026
27,613	Entra ASA[c]	376,342
19,063	Europris ASA[c]	56,923
7,770	Grieg Seafood ASA	81,695
152,481	Leroy Seafood Group ASA	1,027,154
24,876	Ocean Yield ASA	216,735
38,645	Odfjell Drilling, Ltd.[a]	159,709
112,332	Petroleum Geo-Services ASA[a]	524,789
46,347	SalMar ASA	1,943,968
29,370	SpareBank 1 Nord-Norge	219,245
31,135	SpareBank 1 SMN	322,460
539,466	Telenor ASA	11,048,534
53,051	TGS Nopec Geophysical Company ASA	1,948,297

	Total	41,563,249

Philippines (0.5%)
24,760	Ayala Corporation	426,805
7,136,500	Ayala Land, Inc.	5,066,942
2,289,820	Bank of the Philippine Islands	3,798,969

	Total	9,292,716

Poland (0.1%)
77,848	Bank Pekao SAa	2,343,186

	Total	2,343,186

Portugal (0.3%)
120,885	Altri SGPS SA	1,218,228
6,184,256	Banco Espirito Santo SAa,d,e	722
48,464	CTT-Correios de Portugal SA	169,766
189,583	Galp Energia SGPS SA	3,606,566

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
Portugal (0.3%) - continued
31,676	Jeronimo Martins SGPS SA	$456,277
56,391	Navigator Company SA	334,844
7,386	Semapa-Sociedade de Investimento e Gestao, SGPS SA	197,350

	Total	5,983,753

Russia (0.4%)
71,452	Lukoil ADR	4,866,016
36,597	Magnit PJSC	2,684,422

	Total	7,550,438

Singapore (0.5%)
340,300	CapitaLand Retail China Trust	379,321
67,900	China Aviation Oil (Singapore) Corporation, Ltd.	73,633
208,400	DBS Group Holdings, Ltd.	4,052,759
38,100	OUE, Ltd.	43,599
133,400	United Engineers, Ltd.	274,898
198,300	United Overseas Bank, Ltd.	3,886,429
542,400	Yanlord Land Group, Ltd.	632,397

	Total	9,343,036

South Africa (0.4%)
228,984	Massmart Holdings, Ltd.	1,863,255
364,900	MTN Group, Ltd.	2,870,254
468,985	Truworths International, Ltd.	2,622,145

	Total	7,355,654

South Korea (0.5%)
6,377	Amorepacific Corporation	885,986
16,691	Amorepacific Group	1,850,215
9,068	LG Chem, Ltd.	2,714,129
6,579	NAVER Corporation	4,502,041

	Total	9,952,371

Spain (2.4%)
52,109	ACS Actividades de Construccion y Servicios SA, rights[a]	53,672
115,407	ACS Actividades de Construccion y Servicios, SAa	4,656,210
78,311	Amadeus IT Holding SA	6,157,794
15,516	Applus Services SA	206,795
269,309	Banco Bilbao Vizcaya Argentaria SA	1,899,322
2,232,904	Banco de Sabadell SA	3,728,531
644,610	Bankinter SA	6,254,659
834,430	CaixaBank SA	3,591,629
15,585	CIA De Distribucion Integral	402,225
19,983	CIE Automotive SA	588,015
5,481	Construcciones y Auxiliar de Ferrocarriles SA	262,304
108,041	Enagas SA	3,151,156
159,811	Ence Energia y Celulosa SA	1,412,593
20,800	Global Dominion Access SAa,c	112,289
21,275	Hispania Activos Inmobiliarios SA	451,820
33,723	Lar Espana Real Estate SOCIMI SA	375,992
8,997	Let’s GOWEX SAa,d,e	1
400,834	Mediaset Espana Comunicacion SA	3,369,303
210,468	Merlin Properties Socimi SA	3,055,597
872	Miquel y Costas & Miquel SA	32,762
30,397	Papeles y Cartones de Europa SA	600,871
23,560	Prosegur Compania de Seguridad SA	153,476
245,692	Repsol SA	4,795,689
158,633	Repsol SA, Rights[a]	90,051
18,386	Telepizza Group SAa,c	124,318

	Total	45,527,074

Sweden (2.7%)
32,400	Arjo AB	115,575
98,597	Atlas Copco AB	2,568,631
57,882	Axfood AB	1,110,928
126,289	Betsson ABa	765,505
17,264	Biotage AB	220,358
85,235	Boliden AB	2,750,831
4,977	Castellum AB	80,494
34,699	Clas Ohlson AB	275,265
1,774	Dechra Pharmaceuticals plc	64,923
8,397	Dustin Group ABc	75,657
165,467	Elekta AB	2,174,840
98,597	Epiroc ABa	902,666
37,309	Fastighets AB Balder[a]	970,840
41,400	Getinge AB	375,830
89,772	Granges AB	1,171,413
118,698	Hemfosa Fastigheter AB	1,386,434
43,051	Holmen AB	975,099
2,284	Intrum AB	52,786
83,458	Investor AB	3,380,601
36,663	JM AB	652,967
88,755	Loomis AB	3,074,939
211,986	NetEnt AB	1,125,989
17,186	Nobia AB	131,960
310,726	Nobina ABc	2,369,407
7,596	Nolato AB	611,221
314,250	Sandvik AB	5,549,963
309,591	SKF AB	5,731,236
442,447	SSAB AB	1,661,107
283,318	Svenska Cellulosa AB SCA	3,067,125
103,457	Swedish Orphan Biovitrum ABa	2,253,096
55,477	Trelleborg AB	1,179,647
19,109	Vitrolife AB	279,123
316,164	Volvo AB	5,024,833

	Total	52,131,289

Switzerland (5.2%)
265	ALSO Holding AGa	31,639
1,392	Bachem Holding AG	183,491
3,955	Bobst Group SA	404,387
1,867	Bossard Holding AG	346,102
5,149	Cembra Money Bank AG	403,297
53	Conzzeta AG	61,012
90,074	Ferguson plc	7,287,682
841,467	Ferrexpo plc	2,023,322
7,664	Flughafen Zuerich AG	1,559,357
2,264	Galenica AGa,c	120,022
91,024	GAM Holding AG	1,251,654
1,512	Georg Fischer AG	1,930,801
864,911	Glencore Xstrata plc	4,106,411
1,480	Inficon Holding AG	752,300
2,008	Kardex AG	277,860
136,211	Logitech International SA	5,967,530
22,252	Lonza Group AG	5,880,013
198,126	Nestle SA	15,354,933
127,083	Novartis AG	9,626,657
154,181	OC Oerlikon Corporation AG	2,348,907
40,827	Pargesa Holding SA	3,455,635
5,577	Partners Group Holding AG	4,077,043
105,434	Roche Holding AG	23,391,395
11,816	Roche Holding AG-BR	2,665,264
219	Schweiter Technologies AG	227,977

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
Switzerland (5.2%) - continued
2,168	Siegfried Holding AG	$866,666
3,109	Straumann Holding AG	2,357,823
3,107	TE Connectivity, Ltd.	279,816
4,899	Tecan Group AG	1,188,910
6,653	Valora Holding AG	2,172,038

	Total	100,599,944

Taiwan (0.6%)
1,749,951	Taiwan Semiconductor Manufacturing Company, Ltd.	12,426,541

	Total	12,426,541

Thailand (0.4%)
374,950	Siam Cement pcl	4,660,428
826,400	Siam Commercial Bank pcl	2,950,471

	Total	7,610,899

Turkey (0.2%)
188,340	BIM Birlesik Magazalar AS	2,750,541
663,900	Turkiye Garanti Bankasi AS	1,211,055

	Total	3,961,596

United Kingdom (12.5%)
241,720	3i Group plc	2,861,753
85,589	Abcam plc	1,503,554
124,683	Anglo American plc	2,768,076
164,020	Ashmore Group plc	804,151
164,360	Ashtead Group plc	4,894,528
2,930	ASOS plc[a]	235,024
96,484	Associated British Foods plc	3,479,047
4,161	Aveva Group plc	147,140
180,790	Aviva plc	1,199,556
46,667	BAE Systems plc	397,010
313,227	Barclays plc	774,213
168,940	BBA Aviation plc	757,894
56,303	Bellway plc	2,224,292
641,799	BHP Billiton plc	14,403,518
20,611	Big Yellow Group plc	258,371
34,022	Bodycote plc	437,909
64,395	Bovis Homes Group plc	970,929
1,038,793	BP plc	7,903,667
77,123	Brewin Dolphin Holdings plc	360,496
14,480	BTG plc[a]	98,272
20,180	Carnival plc	1,153,386
5,026	Clinigen Group plc	60,725
112,343	Coca-Cola HBC AG	3,739,292
7,339	Computacenter plc	139,821
20,083	Daily Mail and General Trust plc	196,266
8,901	Dart Group plc	91,254
37,885	Derwent London plc	1,549,961
279,657	Diageo plc	10,046,919
27,975	Dialog Semiconductor plc[a]	424,015
5,307	Diploma plc	91,821
860,361	Direct Line Insurance Group plc	3,882,525
31,160	Domino’s Pizza Group plc	142,212
96,247	Drax Group plc	415,162
30,286	DS Smith plc	207,509
141,719	Electrocomponents plc	1,412,833
4,422	EMIS Group plc	51,940
28,269	Fevertree Drinks plc	1,260,209
7,880	Forterra plc[c]	31,875
3,935	Galliford Try plc	45,175
2,753	Games Workshop Group plc	108,551
2,906	Go-Ahead Group plc	60,713
72,250	Grainger plc	292,973
62,717	Great Portland Estates plc	590,925
48,047	Halma plc	865,148
577,196	Hansteen Holdings plc	793,747
710,555	Hays plc	1,744,906
1,035,575	Howden Joinery Group plc	7,302,791
3,051,714	HSBC Holdings plc	28,516,260
3,241	Hunting plc[a]	33,135
51,520	Ibstock plc[c]	203,008
203,185	Inchcape plc	2,088,844
30,554	Indivior plc[a]	153,854
283,489	Intermediate Capital Group plc	4,106,873
203,069	JD Sports Fashion plc	1,176,677
314,219	Jupiter Fund Management plc	1,842,237
35,348	Just Eat pcl[a]	362,475
31,028	KAZ Minerals plc[a]	342,951
9,808	Keller Group plc	130,834
841,546	Legal & General Group plc	2,943,589
2,154,966	Lloyds TSB Group plc	1,788,012
326,134	Man Group plc	756,015
882,581	Marks and Spencer Group plc	3,428,354
132,446	Mondi plc	3,573,136
63,633	Moneysupermarket.com Group plc	264,451
19,132	Morgan Advanced Materials plc	82,465
309,603	National Express Group plc	1,634,734
33,605	Next plc	2,674,914
79,560	NMC Health plc	3,744,707
30,422	On the Beach Group plc[c]	201,550
76,802	OneSavings Bank plc	414,449
83,576	Ophir Energy plc[a]	55,701
7,958	Oxford BioMedica plc[a]	103,545
486,676	PageGroup plc	3,608,713
153,262	Paragon Banking Group plc	966,325
100,104	Persimmon plc	3,334,430
110,238	Petrofac, Ltd.	846,853
47,374	Premier Oil plc[a]	80,107
262,729	Prudential plc	5,989,249
262,960	QinetiQ Group plc	933,280
158,759	Redrow plc	1,115,327
190,992	RELX plc	4,078,624
6,187	Renishaw plc	431,302
207,612	Rentokil Initial plc	957,221
3,595	Rightmove plc	251,299
136,796	Rio Tinto plc	7,539,985
35,922	Rotork plc	158,206
240,517	Royal Dutch Shell plc, Class A	8,324,027
547,944	Royal Dutch Shell plc, Class B	19,623,497
687,869	Royal Mail plc	4,576,335
54,852	Safestore Holdings plc	396,624
172,287	Saga plc	285,022
40,812	Savills plc	467,578
21,323	Schroders plc	884,836
246,816	Senior plc	986,793
222,466	Smith & Nephew plc	4,097,889
115,398	Smiths Group plc	2,577,694
5,575	Sophos Group plc[c]	46,878
22,381	Spectris plc	768,974
18,147	Spirax-Sarco Engineering plc	1,556,169
563,384	SSP Group plc	4,700,685
13,291	St. Modwen Properties plc	73,742
33,868	Stagecoach Group plc	63,047
180,395	Standard Chartered plc	1,638,601
8,504	Superdry plc	125,685
144,086	Tate & Lyle plc	1,226,222
1,641,758	Tesco plc	5,555,041
55,491	Thomas Cook Group plc	78,634

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (87.1%)	Value
United Kingdom (12.5%) - continued
9,957	TP ICAP plc	$55,244
85,652	Unilever plc	4,731,450
46,332	UNITE Group plc	525,745
76,254	Vesuvius plc	599,427
36,176	Victrex plc	1,384,984
32,533	WH Smith plc	856,335
260,137	William Hill plc	1,038,979

	Total	241,341,882

United States (0.4%)
12,465	Kulicke and Soffa Industries, Inc.	296,916
24,921	Nice, Ltd. ADR[a]	2,586,052
135,100	Yum China Holding, Inc.	5,195,946

	Total	8,078,914

	Total Common Stock (cost $1,571,036,977)	1,680,193,716

Principal Amount	Long-Term Fixed Income (9.1%)
Angola (0.1%)
	Angola Government International Bond
$1,980,000	8.250%, 5/9/2028[c]	1,980,697
220,000	9.375%, 5/8/2048[c]	221,839

	Total	2,202,536

Argentina (0.7%)
	Argentina Government International Bond
3,860,000	Zero Coupon, 2/8/2019[f]	144,792
1,150,000	25.499%, (BADLARPP + 2.5%), 3/11/2019[f,g]	39,679
175,000	4.500%, 6/21/2019	181,528
1,450,000	26.251%, (BADLARPP + 3.25%), 3/1/2020[f,g]	50,004
900,000	Zero Coupon, 3/6/2020[f]	31,364
21,500,000	27.935%, (ARPP7DRR FLAT), 6/21/2020[f,g]	778,608
190,000	6.875%, 4/22/2021	187,150
2,725,000	27.947%, (BADLARPP + 2%), 4/3/2022[f,g]	85,730
1,020,000	3.375%, 1/15/2023[h]	1,077,997
1,580,000	7.500%, 4/22/2026	1,457,550
70,000	15.500%, 10/17/2026[f]	2,269
1,340,000	6.875%, 1/26/2027	1,179,200
550,000	5.875%, 1/11/2028	446,875
1,020,000	5.250%, 1/15/2028[h]	1,018,440
151,371	7.820%, 12/31/2033[h]	175,944
1,018,317	7.820%, 12/31/2033[h]	1,170,586
569,228	8.280%, 12/31/2033	510,882
2,105,000	7.125%, 7/6/2036	1,688,210
220,000	2.260%, 12/31/2038[h,i]	150,296
2,320,000	2.500%, 12/31/2038[i]	1,315,440
150,000	6.250%, 11/9/2047[h]	135,799
1,520,000	6.875%, 1/11/2048	1,144,575
	Argentina Treasury Bond BONCER
300,000	2.500%, 7/22/2021[f]	13,960
	Cablevision SA
160,000	6.500%, 6/15/2021	158,967
150,000	6.500%, 6/15/2021[c]	149,031
	Central Bank of Argentina
6,075,000	Zero Coupon, 7/18/2018[f]	205,353
6,750,000	Zero Coupon, 8/15/2018[f]	220,800

	Total	13,721,029

Azerbaijan (<0.1%)
	Azerbaijan Government International Bond
250,000	3.500%, 9/1/2032	205,875

	Total	205,875

Belize (<0.1%)
	Belize Government International Bond
116,500	4.938%, 2/20/2034*	69,026

	Total	69,026

Bermuda (0.1%)
	Bermuda Government International Bond
250,000	3.717%, 1/25/2027[c]	231,625
	Digicel, Ltd.
770,000	6.750%, 3/1/2023[c]	639,100
	TiVo Corporation
320,000	6.000%, 4/15/2021	288,800

	Total	1,159,525

Brazil (0.2%)
	Banco do Brasil SA/Cayman
1,040,000	6.250%, 4/15/2024[g,j]	813,800
200,000	9.000%, 6/18/2024[g,j]	192,440
	Brazil Government International Bond
202,000	6.000%, 8/15/2050[k]	166,978
	Brazil Loan Trust 1
115,137	5.477%, 7/24/2023	117,008
467,745	5.477%, 7/24/2023*	475,346
	Brazil Minas SPE via State of Minas Gerais
330,000	5.333%, 2/15/2028*	315,150
	Embraer Netherlands BV
37,000	5.050%, 6/15/2025	37,504
	Samarco Mineracao SA
200,000	4.125%, 11/1/2022[l]	145,000

	Total	2,263,226

Cayman Islands (0.1%)
	Agromercantil Senior Trust
110,000	6.250%, 4/10/2019	111,128
	China Evergrande Group
210,000	8.250%, 3/23/2022	200,129
240,000	8.750%, 6/28/2025	210,453
	Embraer Overseas, Ltd.
80,000	5.696%, 9/16/2023	83,500
	Kaisa Group Holdings, Ltd.
400,000	8.500%, 6/30/2022	322,882
400,000	9.375%, 6/30/2024	306,839

	Total	1,234,931

Chile (0.2%)
	Chile Government International Bond
1,650,000	3.240%, 2/6/2028	1,574,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.1%)	Value
Chile (0.2%) - continued
	GNL Quintero SA
$ 710,000	4.634%, 7/31/2029[c]	$694,913
	Itau CorpBanca
552,000	3.875%, 9/22/2019[c]	553,987
	Sociedad Quimica y Minera de Chile SA
120,000	5.500%, 4/21/2020	123,540
210,000	3.625%, 4/3/2023	202,923
448,000	4.375%, 1/28/2025*	443,654

	Total	3,593,942

Colombia (0.1%)
	Banco de Bogota SA
1,260,000	6.250%, 5/12/2026[c]	1,285,994
	Colombia Government International Bond
280,000	2.625%, 3/15/2023	265,720
360,000	4.500%, 1/28/2026	365,400

	Total	1,917,114

Costa Rica (0.2%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	199,490
410,000	5.250%, 8/12/2018[c]	408,955
	Banco Nacional de Costa Rica
410,000	4.875%, 11/1/2018[c]	410,000
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	32,625
520,000	5.625%, 4/30/2043	440,060
950,000	7.158%, 3/12/2045[c]	938,125
	Ecopetrol SA
120,000	7.625%, 7/23/2019	125,256

	Total	2,554,511

Croatia (<0.1%)
	Croatia Government International Bond
185,000	3.875%, 5/30/2022[h]	238,836

	Total	238,836

Dominican Republic (0.3%)
	Aeropuertos Dominicanos Siglo XXI SA
590,000	6.750%, 3/30/2029[c]	613,600
	Dominican Republic Government International Bond
8,100,000	15.000%, 4/5/2019[m]	172,690
3,600,000	16.000%, 7/10/2020[m]	82,615
813,000	7.500%, 5/6/2021	851,211
3,800,000	11.500%, 5/10/2024[m]	83,761
310,000	8.625%, 4/20/2027	350,300
2,700,000	18.500%, 2/4/2028*,m	76,754
4,100,000	11.375%, 7/6/2029[m]	87,804
1,000,000	6.850%, 1/27/2045[c]	991,210
2,237,000	6.850%, 1/27/2045	2,217,337
1,170,000	6.500%, 2/15/2048[c]	1,110,037

	Total	6,637,319

Ecuador (0.4%)
	Ecuador Government International Bond
1,250,000	7.950%, 6/20/2024	1,103,375
350,000	9.650%, 12/13/2026	327,845
1,270,000	9.650%, 12/13/2026[c]	1,189,609
1,450,000	9.625%, 6/2/2027[c]	1,346,615
1,820,000	8.875%, 10/23/2027[c]	1,608,334
200,000	7.875%, 1/23/2028	167,540
960,000	7.875%, 1/23/2028[c]	804,192
	EP PetroEcuador
65,790	7.966%, (LIBOR 3M + 5.63%), 9/24/2019[g]	64,638

	Total	6,612,148

Egypt (0.2%)
	Arab Republic of Egypt
700,000	4.750%, 4/16/2026[c,h]	750,020
850,000	5.625%, 4/16/2030[c,h]	889,646
	Egypt Government International Bond
250,000	8.500%, 1/31/2047	241,905
1,280,000	7.903%, 2/21/2048[c]	1,164,595

	Total	3,046,166

El Salvador (<0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	102,224
90,000	7.750%, 1/24/2023	94,443
295,000	6.375%, 1/18/2027	275,088
110,000	8.625%, 2/28/2029[c]	117,700
20,000	8.250%, 4/10/2032	20,696

	Total	610,151

France (<0.1%)
	CMA CGM SA
110,000	5.250%, 1/15/2025[c,h]	104,142

	Total	104,142

Gabon (<0.1%)
	Gabon Government International Bond
812,000	6.375%, 12/12/2024	725,249

	Total	725,249

Ghana (0.1%)
	Ghana Government International Bond
200,000	7.875%, 8/7/2023	204,690
670,000	7.625%, 5/16/2029[c]	654,088
560,000	8.627%, 6/16/2049[c]	544,891

	Total	1,403,669

Guatemala (0.2%)
	Agromercantil Senior Trust
320,000	6.250%, 4/10/2019[c]	323,283
	Guatemala Government International Bond
850,000	5.750%, 6/6/2022	882,895
760,000	4.500%, 5/3/2026[c]	726,188
210,000	4.500%, 5/3/2026	200,657
820,000	4.375%, 6/5/2027[c]	760,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.1%)	Value
Guatemala (0.2%) - continued
$ 380,000	4.875%, 2/13/2028[c]	$361,798
780,000	4.875%, 2/13/2028	742,638

	Total	3,998,009

Honduras (0.1%)
	Honduras Government International Bond
610,000	8.750%, 12/16/2020*	659,380
675,000	8.750%, 12/16/2020	729,641

	Total	1,389,021

Hong Kong (<0.1%)
	CNAC (HK) Finbridge Company, Ltd.
400,000	4.125%, 7/19/2027	369,246

	Total	369,246

Hungary (<0.1%)
	MFB Magyar Fejlesztesi Bank Zrt
210,000	6.250%, 10/21/2020[c]	220,080

	Total	220,080

India (0.1%)
	Bank of Baroda
1,700,000	4.875%, 7/23/2019	1,720,011
	Hindustan Petroleum Corporation, Ltd.
200,000	4.000%, 7/12/2027	183,953
	NTPC, Ltd.
150,000	2.750%, 2/1/2027[h]	175,225
	Reliance Industries, Ltd.
570,000	3.667%, 11/30/2027[c]	523,510

	Total	2,602,699

Indonesia (0.8%)
	Indonesia Government International Bond
360,000	2.625%, 6/14/2023[c,h]	437,401
470,000	5.375%, 10/17/2023	493,365
1,840,000	5.875%, 1/15/2024	1,970,261
1,070,000	3.375%, 7/30/2025[h]	1,343,663
210,000	4.750%, 1/8/2026	212,832
1,340,000	4.750%, 1/8/2026[c]	1,358,069
360,000	3.750%, 6/14/2028[c,h]	464,013
1,370,000	3.750%, 6/14/2028[h]	1,765,828
585,000	8.500%, 10/12/2035	786,994
200,000	6.625%, 2/17/2037	229,443
750,000	5.250%, 1/17/2042	753,116
200,000	6.750%, 1/15/2044	237,981
210,000	5.250%, 1/8/2047	210,250
	Perusahaan Penerbit SBSN Indonesia III
200,000	4.000%, 11/21/2018[c]	200,360
230,000	3.400%, 3/29/2022[c]	225,113
320,000	4.325%, 5/28/2025[c]	317,280
320,000	4.325%, 5/28/2025	317,280
200,000	4.550%, 3/29/2026[c]	198,750
200,000	4.550%, 3/29/2026	198,750
2,170,000	4.150%, 3/29/2027[c]	2,091,338
3,000,000	4.400%, 3/1/2028[c]	2,928,000

	Total	16,740,087

Iraq (<0.1%)
	Iraq Government International Bond
210,000	6.752%, 3/9/2023	201,440
280,000	5.800%, 1/15/2028	250,769

	Total	452,209

Ireland (<0.1%)
	Credit Bank of Moscow PJSC
380,000	7.500%, 10/5/2027[g]	309,129
	Phosagro OAO
410,000	3.949%, 4/24/2023[c]	388,106

	Total	697,235

Isle of Man (<0.1%)
	Gohl Capital, Ltd.
700,000	4.250%, 1/24/2027	662,584

	Total	662,584

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
88,000	3.839%, 12/30/2018[c]	87,817

	Total	87,817

Italy (0.1%)
	Wind Tre SPA
130,000	2.625%, 1/20/2023[h]	127,524
550,000	2.625%, 1/20/2023[c,h]	539,524
260,000	3.125%, 1/20/2025[c,h]	245,945
460,000	5.000%, 1/20/2026[c]	364,550

	Total	1,277,543

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
150,000	5.250%, 3/22/2030[h]	167,239
200,000	6.125%, 6/15/2033	176,250
260,000	6.625%, 3/22/2048[h]	285,570
230,000	6.625%, 3/22/2048[c,h]	252,620

	Total	881,679

Japan (<0.1%)
	SoftBank Group Corporation
880,000	6.000%, 7/19/2023[g,j]	767,383

	Total	767,383

Kenya (0.1%)
	Kenya Government International Bond
970,000	6.875%, 6/24/2024	956,868
500,000	7.250%, 2/28/2028[c]	480,017
250,000	8.250%, 2/28/2048[c]	234,085

	Total	1,670,970

Kuwait (0.1%)
	Kuwait Government International Bond
230,000	3.500%, 3/20/2027[c]	223,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.1%)	Value
Kuwait (0.1%) - continued
	State of Kuwait
$ 670,000	3.500%, 3/20/2027	$652,191

	Total	876,078

Lebanon (<0.1%)
	Lebanon Government International Bond
190,000	6.600%, 11/27/2026	149,150
110,000	6.850%, 3/23/2027	86,810
10,000	6.650%, 11/3/2028	7,521
20,000	6.650%, 2/26/2030	14,887

	Total	258,368

Luxembourg (0.1%)
	Altice Financing SA
290,000	6.625%, 2/15/2023[c]	285,795
280,000	7.500%, 5/15/2026[c]	270,816
720,000	7.500%, 5/15/2026	696,384
	Millicom International Cellular SA
200,000	5.125%, 1/15/2028[c]	183,700
	Sberbank of Russia Via SB Capital SA
410,000	5.500%, 2/26/2024[g]	410,275
	Telefonica Celular del Paraguay SA
400,000	6.750%, 12/13/2022	408,000

	Total	2,254,970

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia Government International Bond
570,000	5.625%, 7/26/2023[c,h]	756,232
640,000	2.750%, 1/18/2025[h]	734,635
790,000	2.750%, 1/18/2025[c,h]	904,112

	Total	2,394,979

Mauritius (0.1%)
	Greenko Investment Company
200,000	4.875%, 8/16/2023	178,991
200,000	4.875%, 8/16/2023[c]	178,992
	MTN Mauritius Investment, Ltd.
210,000	6.500%, 10/13/2026[c]	210,254
	Neerg Energy, Ltd.
200,000	6.000%, 2/13/2022	184,937
400,000	6.000%, 2/13/2022[c]	369,873

	Total	1,123,047

Mexico (0.4%)
	America Movil SAB de CV
2,600,000	6.000%, 6/9/2019[n]	126,942
	BBVA Bancomer SA
270,000	5.125%, 1/18/2033[c,g]	239,287
	Gruma, SAB de CV
340,000	4.875%, 12/1/2024[c]	345,984
	Mexico Government International Bond
50,000	4.750%, 3/8/2044	46,594
710,000	4.600%, 2/10/2048	653,200
	Petroleos Mexicanos
10,000	4.875%, 1/24/2022	10,088
260,000	5.375%, 3/13/2022	266,630
1,810,000	5.125%, 3/15/2023[h]	2,315,581
265,000	6.875%, 8/4/2026	278,515
1,410,000	6.500%, 3/13/2027	1,442,430
60,000	6.375%, 1/23/2045	55,260
556,000	6.750%, 9/21/2047	528,478
210,000	6.350%, 2/12/2048[c]	190,050
	Unifin Financiera SAB de CV SOFOM ENR
470,000	7.375%, 2/12/2026[c]	433,669

	Total	6,932,708

Netherlands (0.3%)
	Embraer Netherlands Finance BV
30,000	5.400%, 2/1/2027	31,039
	Greenko Dutch BV
690,000	5.250%, 7/24/2024[c]	629,280
	Lukoil International Finance BV
200,000	4.750%, 11/2/2026	198,000
	Metinvest BV
500,000	7.750%, 4/23/2023[c]	469,500
	Minejesa Capital BV
200,000	4.625%, 8/10/2030	181,731
	Petrobras Global Finance BV
445,000	6.125%, 1/17/2022	452,565
	Syngenta Finance NV
200,000	1.250%, 9/10/2027[h]	202,343
2,260,000	5.182%, 4/24/2028[c]	2,181,942
660,000	5.676%, 4/24/2048[c]	616,630

	Total	4,963,030

Nigeria (0.2%)
	Nigeria Government International Bond
274,000	6.750%, 1/28/2021	278,453
120,000	5.625%, 6/27/2022	117,600
320,000	6.375%, 7/12/2023	315,828
710,000	6.500%, 11/28/2027[c]	659,783
810,000	7.143%, 2/23/2030[c]	764,092
1,170,000	7.875%, 2/16/2032	1,147,185
400,000	7.696%, 2/23/2038	377,904
880,000	7.696%, 2/23/2038[c]	831,389
220,000	7.625%, 11/28/2047[c]	200,401

	Total	4,692,635

Oman (0.1%)
	Oman Government International Bond
710,000	6.750%, 1/17/2048	642,550
2,260,000	6.750%, 1/17/2048[c]	2,045,300

	Total	2,687,850

Pakistan (0.2%)
	Pakistan Government International Bond
210,000	6.750%, 12/3/2019*	205,578
350,000	6.875%, 12/5/2027	303,212
2,170,000	6.875%, 12/5/2027[c]	1,879,914
	Third Pakistan International Sukuk Company, Ltd.
640,000	5.625%, 12/5/2022[c]	576,691

	Total	2,965,395

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.1%)	Value
Panama (<0.1%)
	Panama Government International Bond
$ 310,000	4.500%, 4/16/2050	$298,375
	Panama Notas del Tesoro
110,000	4.875%, 2/5/2021	113,850

	Total	412,225

Paraguay (0.2%)
	Banco Regional SAECA
196,000	8.125%, 1/24/2019	199,900
590,000	8.125%, 1/24/2019[c]	601,741
	Paraguay Government International Bond
330,000	4.625%, 1/25/2023	334,125
200,000	5.000%, 4/15/2026	200,500
580,000	5.000%, 4/15/2026[c]	581,450
730,000	4.700%, 3/27/2027[c]	711,750
740,000	6.100%, 8/11/2044	756,650
350,000	5.600%, 3/13/2048[c]	339,500

	Total	3,725,616

Peru (0.1%)
	Abengoa Transmision Sur SA
198,220	6.875%, 4/30/2043	214,821
584,749	6.875%, 4/30/2043*	633,722
	Corporacion Lindley SA
70,000	6.750%, 11/23/2021*	74,935
690,000	6.750%, 11/23/2021	738,645
92,000	4.625%, 4/12/2023	92,460
100,000	4.625%, 4/12/2023[c]	100,500

	Total	1,855,083

Qatar (0.1%)
	Qatar Government International Bond
310,000	3.875%, 4/23/2023[c]	309,774
310,000	4.500%, 4/23/2028[c]	312,849
890,000	5.103%, 4/23/2048[c]	887,295

	Total	1,509,918

Romania (0.2%)
	Romania Government International Bond
880,000	4.375%, 8/22/2023	886,642
150,000	4.875%, 1/22/2024	154,215
500,000	2.375%, 4/19/2027[c,h]	583,452
150,000	3.875%, 10/29/2035[h]	178,682
580,000	3.375%, 2/8/2038[c,h]	641,765
800,000	5.125%, 6/15/2048[c]	770,829

	Total	3,215,585

Russia (0.2%)
	Credit Bank of Moscow
400,000	8.875%, 11/10/2022[g,j]	324,200
	Gazprom OAO Via Gaz Capital SA
420,000	7.288%, 8/16/2037	473,207
	Lukoil International Finance BV
310,000	6.125%, 11/9/2020	324,725
	Russia Government International Bond
400,000	4.500%, 4/4/2022[c]	406,703
400,000	4.875%, 9/16/2023[c]	415,128
200,000	4.750%, 5/27/2026[c]	200,201
1,800,000	4.750%, 5/27/2026	1,801,807

	Total	3,945,971

Senegal (<0.1%)
	Senegal Government International Bond
650,000	4.750%, 3/13/2028[c,h]	707,150

	Total	707,150

Singapore (<0.1%)
	ABJA Investment Company Pte, Ltd.
400,000	5.450%, 1/24/2028	338,503
	Medco Platinum Road Petroleum, Ltd.
200,000	6.750%, 1/30/2025	175,380

	Total	513,883

South Africa (0.4%)
	Eskom Holdings SOC, Ltd.
240,000	5.750%, 1/26/2021	231,588
620,000	6.750%, 8/6/2023	592,100
400,000	7.125%, 2/11/2025	381,772
	South Africa Government International Bond
1,529,000	5.875%, 9/16/2025	1,569,366
480,000	4.875%, 4/14/2026	461,758
400,000	4.850%, 9/27/2027	378,002
650,000	4.300%, 10/12/2028	579,033
2,420,000	8.000%, 1/31/2030[o]	161,010
250,000	5.875%, 6/22/2030	247,847
6,330,000	7.000%, 2/28/2031[o]	382,830
17,727,000	8.250%, 3/31/2032[o]	1,176,605
2,290,000	8.875%, 2/28/2035[o]	157,838
2,325,000	8.500%, 1/31/2037[o]	153,592
100,000	9.000%, 1/31/2040[o]	6,850
1,280,000	6.500%, 2/28/2041[o]	66,551
3,130,000	8.750%, 1/31/2044[o]	208,490
1,870,000	5.650%, 9/27/2047	1,683,000
	ZAR Sovereign Capital Fund Propriety, Ltd.
240,000	3.903%, 6/24/2020	239,152

	Total	8,677,384

South Korea (<0.1%)
	Shinsegae, Inc.
200,000	2.625%, 5/8/2045[g]	193,808

	Total	193,808

Sri Lanka (0.4%)
	Sri Lanka Government International Bond
200,000	5.125%, 4/11/2019	199,625
171,000	6.250%, 10/4/2020[c]	173,138
210,000	6.250%, 10/4/2020	212,625
340,000	5.750%, 1/18/2022[c]	334,006
1,480,000	5.750%, 4/18/2023[c]	1,416,967
410,000	6.125%, 6/3/2025	383,118
200,000	6.850%, 11/3/2025	193,508
1,520,000	6.850%, 11/3/2025[c]	1,470,662
390,000	6.825%, 7/18/2026	373,485
640,000	6.200%, 5/11/2027	584,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.1%)	Value
Sri Lanka (0.4%) - continued
$ 1,610,000	6.750%, 4/18/2028[c]	$1,519,278

	Total	6,860,434

Supranational (<0.1%)
	Eastern and Southern African Trade and Development Bank
400,000	5.375%, 3/14/2022	396,464

	Total	396,464

Suriname (<0.1%)
	Suriname Government International Bond
280,000	9.250%, 10/26/2026	267,400
630,000	9.250%, 10/26/2026[c]	601,650

	Total	869,050

Tunisia (<0.1%)
	Tunisia Government International Bond
100,000	5.625%, 2/17/2024[h]	113,907

	Total	113,907

Turkey (0.7%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	200,020
	Hazine Mustesarligi Varlik Kiralama AS
1,770,000	5.004%, 4/6/2023[c]	1,669,821
	TC Ziraat Bankasi AS
200,000	5.125%, 9/29/2023[c]	177,658
	Turkey Government International Bond
1,000,000	7.000%, 6/5/2020	1,023,662
1,596,000	6.250%, 9/26/2022	1,600,536
200,000	3.250%, 3/23/2023	177,345
2,235,000	5.750%, 3/22/2024	2,153,315
53,000	7.375%, 2/5/2025	54,802
1,080,000	3.250%, 6/14/2025[h]	1,172,940
652,000	4.250%, 4/14/2026	556,816
200,000	4.875%, 10/9/2026	175,904
315,000	6.000%, 3/25/2027	295,992
380,000	5.125%, 2/17/2028	334,506
2,170,000	6.125%, 10/24/2028	2,032,205
20,000	6.875%, 3/17/2036	18,808
210,000	6.000%, 1/14/2041	177,976
510,000	4.875%, 4/16/2043	379,292
2,940,000	5.750%, 5/11/2047	2,372,227

	Total	14,573,825

Ukraine (0.2%)
	Ukraine Government International Bond
260,000	7.750%, 9/1/2021	256,100
340,000	7.750%, 9/1/2022	331,933
360,000	7.750%, 9/1/2023	346,464
1,090,000	7.750%, 9/1/2024	1,032,448
720,000	7.750%, 9/1/2025	673,999
300,000	7.750%, 9/1/2026	277,854
500,000	7.750%, 9/1/2027	458,705

	Total	3,377,503

United Arab Emirates (0.3%)
	Aabar Investments PJSC, Convertible
100,000	1.000%, 3/27/2022[h]	99,602
	Abu Dhabi Crude Oil Pipeline, LLC
1,770,000	4.600%, 11/2/2047[c]	1,621,320
	Abu Dhabi Government International Bond
1,100,000	3.125%, 5/3/2026	1,045,568
1,150,000	3.125%, 10/11/2027[c]	1,070,190
	Dolphin Energy, Ltd.
65,600	5.888%, 6/15/2019	66,443
250,000	5.500%, 12/15/2021	263,125
	Oztel Holdings SPC, Ltd.
310,000	6.625%, 4/24/2028[c]	294,552
	Ruwais Power Company PJSC
200,000	6.000%, 8/31/2036	214,000
200,000	6.000%, 8/31/2036[c]	214,000

	Total	4,888,800

United States (0.2%)
	Cemex Finance, LLC.
350,000	4.625%, 6/15/2024[h]	429,175
	Citigroup Global Markets Holdings, Inc.
6,830,000	Zero Coupon, 10/11/2018[c,p]	361,402
7,000,000	Zero Coupon, 11/1/2018[c,q]	367,549
7,000,000	Zero Coupon, 11/29/2018[c,r]	361,825
	Comcel Trust
210,000	6.875%, 2/6/2024	215,345
200,000	6.875%, 2/6/2024[c]	205,090
	Commonwealth of Puerto Rico G.O.
605,000	8.000%, 7/1/2035, Ser. Ae,l	245,025
	Commonwealth of Puerto Rico Public Improvement G.O.
105,000	5.750%, 7/1/2041, Ser. Ae,l	44,100
	Commonwealth of Puerto Rico Public Improvement Refg. G.O.
5,000	5.750%, 7/1/2028, Ser. Ae,l	2,100
75,000	5.500%, 7/1/2032, Ser. Ae,l	31,875
	JP Morgan Chase
7,300,000	Zero Coupon, 2/7/2019[s]	365,224
	Puerto Rico Sales Tax Financing Corporation Refg. Rev.
5,000	6.130%, 8/1/2028[e,l]	4,294
15,000	6.130%, 8/1/2030[e,l]	12,881
125,000	6.000%, 8/1/2031	107,344
20,000	6.000%, 8/1/2032[e,l]	17,175
10,000	4.850%, 8/1/2036[e,l]	8,412
25,000	6.050%, 8/1/2037[e,l]	21,469
20,000	6.130%, 8/1/2037[e,l]	17,175
20,000	5.375%, 8/1/2038, Ser. Ce,l	8,950
95,000	6.000%, 8/1/2038[e,l]	81,581
35,000	6.130%, 8/1/2038[e,l]	30,056
5,000	6.050%, 8/1/2039[e,l]	4,294
5,000	5.000%, 8/1/2043, Ser. A-1[e,l]	2,238
	Puerto Rico Sales Tax Financing Corporation Rev.
25,000	5.750%, 8/1/2057[e,l]	21,500
10,000	5.000%, 8/1/2021[e,l]	8,600
225,000	5.250%, 8/1/2027, Ser. Ae,l	100,687
25,000	5.500%, 8/1/2028, Ser. Ae,l	11,188
25,000	6.130%, 8/1/2029[e,l]	21,469
150,000	6.750%, 8/1/2032, Ser. Ae,l	67,125
15,000	5.375%, 8/1/2039, Ser. Ae,l	6,712

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.1%)	Value
United States (0.2%) - continued
$ 45,000	5.000%, 8/1/2040[e,l]	$38,700
185,000	5.250%, 8/1/2040[e,l]	159,100
90,000	5.500%, 8/1/2042, Ser. Ae,l	40,275
55,000	5.000%, 8/1/2046[e,l]	47,300
	Reliance Holding USA, Inc
250,000	5.400%, 2/14/2022	259,489

	Total	3,726,724

Uruguay (<0.1%)
	Uruguay Government International Bond
400,000	4.975%, 4/20/2055	388,000

	Total	388,000

Venezuela (0.2%)
	Petroleos de Venezuela SA
11,370,000	6.000%, 10/28/2022[l]	2,103,450
7,010,000	6.000%, 5/16/2024[l]	1,477,007
1,486,000	6.000%, 11/15/2026[l]	312,060
1,410,000	5.375%, 4/12/2027[l]	324,300
210,000	5.500%, 4/12/2037[l]	47,250
	Venezuela Government International Bond
561,000	9.250%, 5/7/2028[l]	151,863

	Total	4,415,930

Vietnam (<0.1%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	139,500

	Total	139,500

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
240,000	5.750%, 1/31/2027[c]	238,800
	Huarong Finance 2017 Company, Ltd.
230,000	4.000%, 11/7/2022[g,j]	217,487
210,000	4.750%, 4/27/2027[t]	201,893
	Huarong Finance II Company, Ltd.
200,000	5.000%, 11/19/2025	198,744

	Total	856,924

Zambia (0.1%)
	Zambia Government International Bond
1,066,000	5.375%, 9/20/2022	886,221
200,000	8.500%, 4/14/2024	177,654
250,000	8.970%, 7/30/2027	220,678
320,000	8.970%, 7/30/2027[c]	282,468

	Total	1,567,021

	Total Long-Term Fixed Income (cost $189,837,258)	176,195,722

Shares	Preferred Stock (0.9%)
Germany (<0.1%)
6,536	Draegerwerk AG & Company KGaA	467,897

	Total	467,897

South Korea (0.9%)
474,700	Samsung Electronics Company, Ltd.	16,030,098

	Total	16,030,098

	Total Preferred Stock (cost $11,055,437)	16,497,995

	Collateral Held for Securities Loaned (0.9%)
16,959,869	Thrivent Cash Management Trust	16,959,869

	Total Collateral Held for Securities Loaned (cost $16,959,869)	16,959,869

Shares or Principal Amount	Short-Term Investments (1.6%)
	AT&T, Inc.
424,000	2.670%, 10/5/2018[c,u]	420,964
400,000	2.670%, 10/9/2018[c,u]	397,019
	Banco del Estado de Chile
796,000	2.602%, (LIBOR 1M + 0.5%), 9/28/2018[g,u]	796,797
	Federal Home Loan Bank Discount Notes
400,000	1.720%, 7/11/2018[u,v]	399,813
2,800,000	1.875%, 7/27/2018[u,v]	2,796,363
300,000	1.905%, 8/23/2018[u,v]	299,168
200,000	1.880%, 8/28/2018[u,v]	199,392
	Mondelez International, Inc.
850,000	2.600%, 10/2/2018[u]	844,247
	Southern Company
380,000	2.550%, 8/30/2018[u]	378,392
	Suncor Energy, Inc.
400,000	2.670%, 7/16/2018[c,u]	399,566
	Thrivent Core Short-Term Reserve Fund
2,402,727	2.290%	24,027,272
	VW Credit, Inc.
700,000	2.620%, 9/20/2018[u]	695,922

	Total Short-Term Investments (cost $31,653,540)	31,654,915

	Total Investments (cost $1,820,543,081) 99.6%	$1,921,502,217

	Other Assets and Liabilities, Net 0.4%	6,976,076

	Total Net Assets 100.0%	$1,928,478,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of June 29, 2018, the value of these investments was $95,439,022 or 4.9% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e	In bankruptcy. Interest is not being accrued.
f	Principal amount is displayed in Argentine Pesos.
g

Denotes variable rate securities. The rate shown is as of June 29, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

h	Principal amount is displayed in Euros.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of June 29, 2018.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Principal amount is displayed in Brazilian Real.
l	Defaulted security. Interest is not being accrued.
m	Principal amount is displayed in Dominican Republic Pesos.
n	Principal amount is displayed in Mexican Pesos.
o	Principal amount is displayed in South African Rand.
p	Principal amount is displayed in Egyptian Pounds. Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 10/09/2018
q	Principal amount is displayed in Egyptian Pounds. Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 10/30/2018
r	Principal amount is displayed in Egyptian Pounds. Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 11/27/2018
s	Principal amount is displayed in Egyptian Pounds. Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 2/5/2019
t	Denotes investments purchased on a when-issued or delayed delivery basis.
u	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
v	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933.

The value of all restricted securities held in Partner Worldwide Allocation Portfolio as of June 29, 2018 was $2,953,545 or 0.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of June 29, 2018.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$584,720
Belize Government International Bond, 2/20/2034	3/22/2017	77,136
Brazil Loan Trust 1, 7/24/2023	7/25/2013	477,439
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	322,702
Corporacion Lindley SA, 11/23/2021	11/18/2011	70,000
Dominican Republic Government International Bond, 2/4/2028	3/6/2013	76,536
Honduras Government International Bond, 12/16/2020	12/11/2013	610,000
Pakistan Government International Bond, 12/3/2019	11/26/2014	210,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	445,357

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$16,331,323

Total lending	$16,331,323
Gross amount payable upon return of collateral for securities loaned	$16,959,869

Net amounts due to counterparty	$628,546

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
G.O.	-	General Obligation
Refg.	-	Refunding
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series

Reference Rate Index:
ARPP7DRR	-	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP	-	Argentina Deposit Rates Badlar Private Banks
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

213

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value
Consumer Discretionary (15.0%)
46,560	Abercrombie & Fitch Company	$1,139,789
68,172	American Axle & Manufacturing Holdings, Inc.[a]	1,060,756
11,250	American Public Education, Inc.[a]	473,625
12,596	Asbury Automotive Group, Inc.[a]	863,456
117,093	Ascena Retail Group, Inc.[a]	466,616
25,746	Barnes & Noble Education, Inc.[a]	145,207
38,951	Barnes & Noble, Inc.	247,339
57,599	Belmond, Ltd.[a]	642,229
13,810	Big 5 Sporting Goods Corporation[b]	104,956
12,404	BJ’s Restaurants, Inc.	744,240
19,514	Buckle, Inc.[b]	524,927
29,628	Caleres, Inc.	1,018,907
64,773	Callaway Golf Company	1,228,744
8,003	Capella Education Company	789,896
45,365	Career Education Corporation[a]	733,552
15,810	Cato Corporation	389,242
5,833	Cavco Industries, Inc.[a]	1,211,222
88,606	Chico’s FAS, Inc.	721,253
11,415	Children’s Place, Inc.	1,378,932
11,611	Chuy’s Holdings, Inc.[a]	356,458
34,680	Cooper Tire & Rubber Company	912,084
11,154	Cooper-Standard Holdings, Inc.[a]	1,457,493
31,662	Core-Mark Holding Company, Inc.	718,727
46,840	Crocs, Inc.[a]	824,852
27,194	Dave & Buster’s Entertainment, Inc.[a]	1,294,434
12,232	Dine Brands Global, Inc.	914,954
20,350	Dorman Products, Inc.[a]	1,390,108
49,715	DSW, Inc.	1,283,641
37,803	E.W. Scripps Company	506,182
14,842	El Pollo Loco Holdings, Inc.[a]	169,199
17,160	Ethan Allen Interiors, Inc.	420,420
51,681	Express, Inc.[a]	472,881
18,695	Fiesta Restaurant Group, Inc.[a]	536,547
30,062	Fossil, Inc.[a]	807,766
25,844	Fox Factory Holding Corporation[a]	1,203,038
23,696	Francesca’s Holdings Corporation[a]	178,905
11,616	FTD Companies, Inc.[a]	53,898
77,470	Gannett Company, Inc.	828,929
13,662	Genesco, Inc.[a]	542,381
25,241	Gentherm, Inc.[a]	991,971
28,657	G-III Apparel Group, Ltd.[a]	1,272,371
13,496	Group 1 Automotive, Inc.	850,248
39,985	Guess ?, Inc.	855,679
13,247	Haverty Furniture Companies, Inc.	286,135
13,027	Hibbett Sports, Inc.[a,b]	298,318
14,308	Installed Building Products, Inc.[a]	809,117
19,074	iRobot Corporation[a,b]	1,445,237
215,603	J.C. Penney Company, Inc.[a,b]	504,511
10,808	Kirkland’s, Inc.[a]	125,805
32,289	La-Z-Boy, Inc.	988,043
17,296	LCI Industries	1,559,234
12,411	LGI Homes, Inc.[a,b]	716,487
16,426	Lithia Motors, Inc.	1,553,407
19,580	Lumber Liquidators Holdings, Inc.[a]	476,773
30,856	M.D.C. Holdings, Inc.	949,439
19,600	M/I Homes, Inc.[a]	519,008
13,354	Marcus Corporation	434,005
15,250	MarineMax, Inc.[a]	288,988
16,219	Marriott Vacations Worldwide Corporation	1,832,098
26,209	Meritage Homes Corporation[a]	1,151,886
7,811	Monarch Casino & Resort, Inc.[a]	344,075
22,543	Monro, Inc.	1,309,748
13,085	Motorcar Parts of America, Inc.[a]	244,820
10,733	Movado Group, Inc.	518,404
20,865	Nautilus, Inc.[a]	327,581
41,360	New Media Investment Group, Inc.	764,333
20,380	Nutrisystem, Inc.	784,630
352,068	Office Depot, Inc.	897,773
11,619	Oxford Industries, Inc.	964,145
57,974	Penn National Gaming, Inc.[a]	1,947,347
8,706	Perry Ellis International, Inc.[a]	236,542
14,132	PetMed Express, Inc.[b]	622,515
8,908	Red Robin Gourmet Burgers, Inc.[a]	415,113
23,732	Regis Corporation[a]	392,527
36,643	Rent-A-Center, Inc.[a]	539,385
13,138	RHa,b	1,835,379
19,738	Ruth’s Hospitality Group, Inc.	553,651
18,834	Scholastic Corporation	834,535
13,277	Shake Shack, Inc.[a,b]	878,672
7,351	Shoe Carnival, Inc.	238,540
22,748	Shutterfly, Inc.[a]	2,048,002
25,343	Sleep Number Corporation[a]	735,454
16,606	Sonic Automotive, Inc.	342,084
25,488	Sonic Corporation[b]	877,297
11,435	Stamps.com, Inc.[a]	2,893,627
13,880	Standard Motor Products, Inc.	670,959
36,096	Steven Madden, Ltd.	1,916,698
7,365	Strayer Education, Inc.	832,319
11,967	Sturm, Ruger & Company, Inc.[b]	670,152
15,953	Superior Industries International, Inc.	285,559
34,117	Tailored Brands, Inc.	870,666
23,764	Tile Shop Holdings, Inc.	182,983
24,460	TopBuild Corporation[a]	1,916,196
11,698	Unifi, Inc.[a]	370,827
9,690	Universal Electronics, Inc.[a]	320,255
12,956	Vera Bradley, Inc.[a]	181,902
39,409	Vista Outdoor, Inc.[a]	610,445
16,622	Vitamin Shoppe, Inc.[a]	115,523
19,362	William Lyon Homes[a]	449,198
20,037	Wingstop, Inc.	1,044,328
19,763	Winnebago Industries, Inc.	802,378
65,003	Wolverine World Wide, Inc.	2,260,154
27,438	World Wrestling Entertainment, Inc.	1,998,035
12,564	Zumiez, Inc.[a]	314,728

	Total	84,026,029

Consumer Staples (3.1%)
18,168	Andersons, Inc.	621,346
302,992	Avon Products, Inc.[a]	490,847
45,683	B&G Foods, Inc.	1,365,922
10,831	Calavo Growers, Inc.[b]	1,041,401
20,447	Cal-Maine Foods, Inc.[a]	937,495
7,082	Central Garden & Pet Company[a]	307,925
24,126	Central Garden & Pet Company, Class Aa	976,379
3,184	Coca-Cola Bottling Company Consolidated	430,254
112,951	Darling Ingredients, Inc.[a]	2,245,466
62,663	Dean Foods Company	658,588
11,803	Inter Parfums, Inc.	631,461
10,264	J & J Snack Foods Corporation	1,564,952
6,001	John B. Sanfilippo & Son, Inc.	446,774
7,282	Medifast, Inc.	1,166,285
8,667	MGP Ingredients, Inc.	769,716
4,634	Seneca Foods Corporation[a]	125,118
24,642	SpartanNash Company	628,864
26,346	SUPERVALU, Inc.[a,b]	540,620
17,081	Universal Corporation	1,128,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

214

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value
Consumer Staples (3.1%) - continued
9,544	WD-40 Company	$1,395,810

	Total	17,473,423

Energy (4.2%)
88,704	Archrock, Inc.	1,064,448
22,178	Bristow Group, Inc.[a]	312,932
43,637	C&J Energy Services, Inc.[a]	1,029,833
15,232	CARBO Ceramics, Inc.[a,b]	139,677
53,483	Carrizo Oil & Gas, Inc.[a]	1,489,502
51,980	Cloud Peak Energy, Inc.[a]	181,410
17,305	CONSOL Energy, Inc.[a]	663,647
275,070	Denbury Resources, Inc.[a]	1,323,087
14,134	Era Group, Inc.[a]	183,035
22,061	Exterran Corporation[a]	552,407
9,314	Geospace Technologies Corporation[a]	130,955
26,685	Green Plains, Inc.	488,336
9,391	Gulf Island Fabrication, Inc.	84,519
95,495	Helix Energy Solutions Group, Inc.[a]	795,473
68,356	HighPoint Resources Corporation[a]	415,605
18,401	Matrix Service Company[a]	337,658
61,267	Newpark Resources, Inc.[a]	664,747
169,292	Noble Corporation[a]	1,071,618
41,130	Oil States International, Inc.[a]	1,320,273
17,311	Par Pacific Holdings, Inc.[a]	300,865
45,321	PDC Energy, Inc.[a]	2,739,655
9,297	Penn Virginia Corporation[a]	789,222
53,598	Pioneer Energy Services Corporation[a]	313,548
49,210	ProPetro Holding Corporation[a]	771,613
22,636	Renewable Energy Group, Inc.[a]	404,053
3,888	REX American Resources Corporation[a]	314,811
37,284	Ring Energy, Inc.[a]	470,524
11,720	SEACOR Holdings, Inc.[a]	671,204
166,050	SRC Energy, Inc.[a]	1,829,871
86,141	TETRA Technologies, Inc.[a]	383,327
53,465	U.S. Silica Holdings, Inc.	1,373,516
37,076	Unit Corporation[a]	947,663

	Total	23,559,034

Financials (17.0%)
31,098	Ambac Financial Group, Inc.[a]	617,295
61,806	American Equity Investment Life Holding Company	2,225,016
27,825	Ameris Bancorp	1,484,464
13,213	AMERISAFE, Inc.	763,051
76,796	Apollo Commercial Real Estate Finance, Inc.	1,403,831
28,745	ARMOUR Residential REIT, Inc.	655,673
29,163	Banc of California, Inc.	570,137
22,190	Banner Corporation	1,334,285
25,240	Berkshire Hills Bancorp, Inc.	1,024,744
37,762	Bofi Holding, Inc.[a,b]	1,544,843
57,774	Boston Private Financial Holdings, Inc.	918,607
55,097	Brookline Bancorp, Inc.	1,024,804
63,418	Capstead Mortgage Corporation	567,591
20,306	Central Pacific Financial Corporation	581,767
10,588	City Holding Company	796,535
50,242	Columbia Banking System, Inc.	2,054,898
34,969	Community Bank System, Inc.	2,065,619
20,311	Customers Bancorp, Inc.[a]	576,426
70,344	CVB Financial Corporation	1,577,112
21,134	Dime Community Bancshares, Inc.	412,113
23,255	Donnelley Financial Solutions, Inc.[a]	403,939
11,466	eHealth, Inc.[a]	253,399
22,472	Employers Holdings, Inc.	903,374
16,357	Encore Capital Group, Inc.[a]	598,666
23,240	Enova International, Inc.[a]	849,422
35,325	EZCORP, Inc.[a,b]	425,666
15,209	Fidelity Southern Corporation	386,461
43,688	Financial Engines, Inc.	1,961,591
124,702	First BanCorp[a]	953,970
68,848	First Commonwealth Financial Corporation	1,067,832
67,098	First Financial Bancorp	2,056,554
46,389	First Financial Bankshares, Inc.[b]	2,361,200
70,716	First Midwest Bancorp, Inc.	1,801,136
31,155	FirstCash, Inc.	2,799,277
8,283	Franklin Financial Network, Inc.[a]	311,441
54,496	Glacier Bancorp, Inc.	2,107,905
40,403	Great Western Bancorp, Inc.	1,696,522
18,155	Green Bancorp, Inc.	392,148
32,058	Green Dot Corporation[a]	2,352,737
15,949	Greenhill & Company, Inc.[b]	452,952
22,292	Hanmi Financial Corporation	631,978
5,104	HCI Group, Inc.	212,173
19,608	Heritage Financial Corporation	683,339
18,506	HomeStreet, Inc.[a]	498,737
88,316	Hope Bancorp, Inc.	1,574,674
28,053	Horace Mann Educators Corporation	1,251,164
18,919	Independent Bank Corporation	1,483,250
7,506	Infinity Property & Casualty Corporation	1,068,479
10,749	INTL FCStone, Inc.[a]	555,831
76,583	Invesco Mortgage Capital. Inc.	1,217,670
22,656	Investment Technology Group, Inc.	473,964
20,489	James River Group Holdings, Ltd.	805,013
29,137	Legacy Texas Financial Group, Inc.	1,136,926
46,755	Maiden Holdings, Ltd.	362,351
6,255	Meta Financial Group, Inc.	609,237
18,640	National Bank Holdings Corporation	719,318
15,496	Navigators Group, Inc.	883,272
29,932	NBT Bancorp, Inc.	1,141,906
76,908	New York Mortgage Trust, Inc.	462,217
40,035	NMI Holdings, Inc.[a]	652,570
32,019	Northfield Bancorp, Inc.	532,156
70,386	Northwest Bancshares, Inc.	1,224,013
30,162	OFG Bancorp	423,776
91,863	Old National Bancorp	1,708,652
11,856	Opus Bank	340,267
27,182	Oritani Financial Corporation	440,348
26,812	Pacific Premier Bancorp, Inc.[a]	1,022,878
41,766	PennyMac Mortgage Investment Trust	793,136
9,800	Piper Jaffray Companies	753,130
31,059	PRA Group, Inc.[a,b]	1,197,324
36,765	ProAssurance Corporation	1,303,319
41,833	Provident Financial Services, Inc.	1,151,662
26,738	RLI Corporation	1,769,788
24,011	S&T Bancorp, Inc.	1,038,236
10,487	Safety Insurance Group, Inc.	895,590
32,230	Seacoast Banking Corporation of Florida[a]	1,017,823
40,301	Selective Insurance Group, Inc.	2,216,555
30,990	ServisFirst Bancshares, Inc.	1,293,213
53,787	Simmons First National Corporation	1,608,231
18,997	Southside Bancshares, Inc.	639,819
16,280	Stewart Information Services Corporation	701,180
56,813	Third Point Reinsurance, Ltd.[a]	710,162
8,494	Tompkins Financial Corporation	729,465

The accompanying Notes to Financial Statements are an integral part of this schedule.

215

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value
Financials (17.0%) - continued
66,150	TrustCo Bank Corporation	$588,735
50,480	United Community Banks, Inc.	1,548,222
14,535	United Fire Group, Inc.	792,303
14,075	United Insurance Holdings Corporation	275,588
22,369	Universal Insurance Holdings, Inc.	785,152
4,951	Virtus Investment Partners, Inc.	633,480
56,276	Waddell & Reed Financial, Inc.[b]	1,011,280
19,371	Walker & Dunlop, Inc.	1,077,996
18,266	Westamerica Bancorporation	1,032,212
79,822	WisdomTree Investments, Inc.	724,784
4,174	World Acceptance Corporation[a]	463,356

	Total	95,202,903

Health Care (12.1%)
15,689	Abaxis, Inc.	1,302,344
21,121	Aceto Corporation	70,755
32,287	Acorda Therapeutics, Inc.[a]	926,637
23,548	AMAG Pharmaceuticals, Inc.[a]	459,186
19,629	Amedisys, Inc.[a]	1,677,494
32,828	AMN Healthcare Services, Inc.[a,b]	1,923,721
24,622	Amphastar Pharmaceuticals, Inc.[a]	375,732
25,248	AngioDynamics, Inc.[a]	561,516
6,226	ANI Pharmaceuticals, Inc.[a]	415,897
10,115	Anika Therapeutics, Inc.[a]	323,680
21,372	Biotelemetry, Inc.[a]	961,740
22,610	Cambrex Corporation[a]	1,182,503
79,780	Community Health Systems, Inc.[a,b]	264,870
7,827	Computer Programs and Systems, Inc.[b]	257,508
17,121	CONMED Corporation	1,253,257
65,612	Corcept Therapeutics, Inc.[a,b]	1,031,421
6,605	CorVel Corporation[a]	356,670
24,970	Cross Country Healthcare, Inc.[a]	280,912
23,119	CryoLife, Inc.[a]	643,864
9,353	Cutera, Inc.[a]	376,926
34,949	Cytokinetics, Inc.[a]	290,077
43,621	Depomed, Inc.[a]	290,952
33,056	Diplomat Pharmacy, Inc.[a]	844,911
5,709	Eagle Pharmaceuticals, Inc.[a,b]	431,943
24,267	Emergent Biosolutions, Inc.[a]	1,225,241
9,913	Enanta Pharmaceuticals, Inc.[a]	1,148,917
138,168	Endo International plc[a]	1,302,924
33,399	Ensign Group, Inc.	1,196,352
36,029	HealthEquity, Inc.[a]	2,705,778
17,728	HealthStream, Inc.	484,152
4,605	Heska Corporation[a]	477,953
57,087	HMS Holdings Corporation[a]	1,234,221
47,317	Innoviva, Inc.[a]	652,975
11,937	Inogen, Inc.[a]	2,224,221
19,546	Integer Holdings Corporation[a]	1,263,649
22,746	Invacare Corporation[b]	423,076
20,862	Lannett Company, Inc.[a]	283,723
20,746	Lantheus Holdings, Inc.[a]	301,854
10,466	LeMaitre Vascular, Inc.	350,402
20,046	LHC Group, Inc.[a]	1,715,737
14,626	Ligand Pharmaceuticals, Inc.[a]	3,030,068
28,357	Luminex Corporation	837,382
16,894	Magellan Health Services, Inc.[a]	1,620,979
44,437	Medicines Company[a]	1,630,838
29,048	Meridian Bioscience, Inc.	461,863
34,583	Merit Medical Systems, Inc.[a]	1,770,650
70,076	MiMedx Group, Inc.[a,b]	447,786
53,226	Momenta Pharmaceuticals, Inc.[a]	1,088,472
47,956	Myriad Genetics, Inc.[a]	1,792,116
22,959	Natus Medical, Inc.[a]	792,085
35,386	Neogen Corporation[a]	2,837,603
26,670	Omnicell, Inc.[a]	1,398,841
41,890	OraSure Technologies, Inc.[a]	689,928
12,940	Orthofix International NVa	735,251
42,389	Owens & Minor, Inc.	708,320
13,589	Phibro Animal Health Corporation	625,773
50,571	Progenics Pharmaceuticals, Inc.[a]	406,591
7,505	Providence Service Corporation[a]	589,518
32,413	Quality Systems, Inc.[a]	632,054
19,383	Quorum Health Corporation[a]	96,915
18,403	REGENXBIO, Inc.[a]	1,320,415
25,778	Repligen Corporation[a]	1,212,597
73,573	Select Medical Holdings Corporation[a]	1,335,350
64,243	Spectrum Pharmaceuticals, Inc.[a]	1,346,533
35,532	Supernus Pharmaceuticals, Inc.[a]	2,126,590
9,095	Surmodics, Inc.[a]	502,044
9,332	Tabula Rasa HealthCare, Inc.[a]	595,662
10,167	Tactile Systems Technology, Inc.[a]	528,684
23,525	Tivity Health, Inc.[a]	828,080
8,692	U.S. Physical Therapy, Inc.	834,432
26,036	Varex Imaging Corporation[a]	965,675

	Total	67,284,786

Industrials (18.8%)
27,659	AAON, Inc.	919,662
22,099	AAR Corporation	1,027,383
45,070	ABM Industries, Inc.	1,315,143
41,631	Actuant Corporation	1,221,870
22,226	Aegion Corporation[a]	572,319
51,793	Aerojet Rocketdyne Holdings, Inc.[a]	1,527,376
14,596	Aerovironment, Inc.[a]	1,042,592
6,556	Alamo Group, Inc.	592,400
19,894	Albany International Corporation	1,196,624
8,641	Allegiant Travel Company	1,200,667
9,726	American Woodmark Corporation[a]	890,415
19,359	Apogee Enterprises, Inc.	932,523
26,545	Applied Industrial Technologies, Inc.	1,862,132
17,590	ArcBest Corporation	803,863
33,728	ASGN, Inc.[a]	2,637,192
13,145	Astec Industries, Inc.	786,071
17,536	Atlas Air Worldwide Holdings, Inc.[a]	1,257,331
39,437	Axon Enterprise, Inc.[a]	2,491,630
17,852	AZZ, Inc.	775,669
33,191	Barnes Group, Inc.	1,954,950
33,066	Brady Corporation	1,274,694
29,268	Briggs & Stratton Corporation	515,409
21,248	Chart Industries, Inc.[a]	1,310,577
13,586	CIRCOR International, Inc.	502,139
25,457	Comfort Systems USA, Inc.	1,165,931
17,185	Cubic Corporation	1,103,277
10,836	DXP Enterprises, Inc.[a]	413,935
18,295	Echo Global Logistics, Inc.[a]	535,129
14,299	Encore Wire Corporation	678,488
12,169	Engility Holdings, Inc.[a]	372,858
14,411	EnPro Industries, Inc.	1,008,049
17,773	ESCO Technologies, Inc.	1,025,502
25,832	Essendant, Inc.	341,499
35,679	Exponent, Inc.	1,723,296
41,163	Federal Signal Corporation	958,686
6,785	Forrester Research, Inc.	284,631
20,179	Forward Air Corporation	1,192,175
26,486	Franklin Electric Company, Inc.	1,194,519
25,910	FTI Consulting, Inc.[a]	1,567,037
21,787	Gibraltar Industries, Inc.[a]	817,012
19,410	Greenbrier Companies, Inc.	1,023,877
23,197	Griffon Corporation	412,907

The accompanying Notes to Financial Statements are an integral part of this schedule.

216

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value
Industrials (18.8%) - continued
55,274	Harsco Corporation[a]	$1,221,555
34,830	Hawaiian Holdings, Inc.	1,252,138
33,880	Heartland Express, Inc.	628,474
12,981	Heidrick & Struggles International, Inc.	454,335
42,884	Hillenbrand, Inc.	2,021,981
23,118	Hub Group, Inc.[a]	1,151,276
25,646	Insperity, Inc.	2,442,781
12,423	Insteel Industries, Inc.	414,928
40,813	Interface, Inc.	936,658
21,770	John Bean Technologies Corporation	1,935,353
19,150	Kaman Corporation	1,334,564
21,098	Kelly Services, Inc.	473,650
38,776	Korn/Ferry International	2,401,398
7,379	Lindsay Corporation	715,689
22,738	LSC Communications, Inc.	356,077
11,919	Lydall, Inc.[a]	520,264
26,590	Marten Transport, Ltd.	623,536
29,261	Matson, Inc.	1,123,037
22,044	Matthews International Corporation	1,296,187
33,058	Mercury Systems, Inc.[a]	1,258,187
30,608	Mobile Mini, Inc.	1,435,515
22,255	Moog, Inc.	1,735,000
39,490	Mueller Industries, Inc.	1,165,350
9,542	Multi-Color Corporation	616,890
11,317	MYR Group, Inc.[a]	401,301
3,446	National Presto Industries, Inc.[b]	427,304
30,999	Navigant Consulting, Inc.[a]	686,318
19,421	Orion Group Holdings, Inc.[a]	160,417
16,147	Patrick Industries, Inc.[a]	917,957
34,284	PGT Innovations, Inc.[a]	714,821
5,977	Powell Industries, Inc.	208,179
17,184	Proto Labs, Inc.[a]	2,044,037
24,062	Quanex Building Products Corporation	431,913
48,226	R.R. Donnelley & Sons Company	277,782
24,618	Raven Industries, Inc.	946,562
20,322	Resources Connection, Inc.	343,442
17,616	Saia, Inc.[a]	1,424,254
28,280	Simpson Manufacturing Company, Inc.	1,758,733
35,704	SkyWest, Inc.	1,853,038
29,479	SPX Corporation[a]	1,033,239
29,169	SPX FLOW, Inc.[a]	1,276,727
8,803	Standex International Corporation	899,667
20,571	Team, Inc.[a,b]	475,190
12,336	Tennant Company	974,544
38,153	Tetra Tech, Inc.	2,231,951
34,062	Titan International, Inc.	365,485
40,382	Trex Company, Inc.[a]	2,527,509
34,107	Triumph Group, Inc.	668,497
25,783	TrueBlue, Inc.[a]	694,852
15,045	U.S. Ecology, Inc.	958,367
10,579	UniFirst Corporation	1,871,425
42,219	Universal Forest Products, Inc.	1,546,060
7,715	Veritiv Corporation[a]	307,443
14,049	Viad Corporation	762,158
11,242	Vicor Corporation[a]	489,589
39,816	Wabash National Corporation	742,967
27,191	WageWorks, Inc.[a]	1,359,550
19,084	Watts Water Technologies, Inc.	1,496,186

	Total	105,221,726

Information Technology (14.9%)
78,075	3D Systems Corporation[a,b]	1,078,216
63,801	8x8, Inc.[a]	1,279,210
32,869	ADTRAN, Inc.	488,105
26,980	Advanced Energy Industries, Inc.[a]	1,567,268
10,520	Agilysys, Inc.[a]	163,060
17,195	Alarm.com Holdings, Inc.[a]	694,334
19,955	Anixter International, Inc.[a]	1,263,151
13,431	Applied Optoelectronics, Inc.[a,b]	603,052
22,052	Axcelis Technologies, Inc.[a]	436,630
19,972	Badger Meter, Inc.	892,748
6,755	Bel Fuse, Inc.	141,179
32,573	Benchmark Electronics, Inc.	949,503
32,229	Blucora, Inc.[a]	1,192,473
24,024	Bottomline Technologies (de), Inc.[a]	1,197,116
48,390	Brooks Automation, Inc.	1,578,482
17,619	Cabot Microelectronics Corporation	1,895,100
16,942	CACI International, Inc.[a]	2,855,574
24,531	CalAmp Corporation[a]	574,761
31,504	Cardtronics, Inc.[a]	761,767
15,244	CEVA, Inc.[a]	460,369
19,755	Cohu, Inc.	484,195
16,203	Comtech Telecommunications Corporation	516,552
13,917	Control4 Corporation[a]	338,322
27,885	Cray, Inc.[a]	685,971
23,086	CSG Systems International, Inc.	943,525
22,650	CTS Corporation	815,400
26,848	Daktronics, Inc.	228,476
52,107	Diebold Nixdorf, Inc.[b]	622,679
18,626	Digi International, Inc.[a]	245,863
26,535	Diodes, Inc.[a]	914,661
15,556	DSP Group, Inc.[a]	193,672
15,111	Ebix, Inc.[b]	1,152,214
23,589	Electro Scientific Industries, Inc.[a,b]	371,999
30,679	Electronics for Imaging, Inc.[a]	998,908
9,398	ePlus, Inc.[a]	884,352
41,349	EVERTEC, Inc.	903,476
23,596	ExlService Holdings, Inc.[a]	1,335,770
79,503	Extreme Networks, Inc.[a]	632,844
25,315	Fabrinet[a]	933,870
11,632	FARO Technologies, Inc.[a]	632,199
78,681	Finisar Corporation[a]	1,416,258
50,100	FormFactor, Inc.[a]	666,330
69,883	GameStop Corporation[b]	1,018,195
58,458	Harmonic, Inc.[a]	248,446
37,757	II-VI, Inc.[a]	1,640,542
24,309	Insight Enterprises, Inc.[a]	1,189,439
23,665	Itron, Inc.[a]	1,421,083
33,985	KEMET Corporation[a]	820,738
61,710	Knowles Corporation[a]	944,163
42,525	Kopin Corporation[a]	121,622
47,522	Kulicke and Soffa Industries, Inc.	1,131,974
17,838	Liquidity Services, Inc.[a]	116,839
38,320	LivePerson, Inc.[a]	808,552
18,077	ManTech International Corporation	969,650
42,525	MaxLinear, Inc.[a]	662,965
25,277	Methode Electronics, Inc.	1,018,663
6,457	MicroStrategy, Inc.[a]	824,882
28,931	Monotype Imaging Holdings, Inc.	587,299
12,231	MTS Systems Corporation	643,962
16,389	Nanometrics, Inc.[a]	580,334
21,644	NETGEAR, Inc.[a]	1,352,750
45,629	NIC, Inc.	709,531
117,073	Oclaro, Inc.[a]	1,045,462
20,741	OneSpan, Inc.[a]	407,561
11,654	OSI Systems, Inc.[a]	901,204
13,053	Park Electrochemical Corporation	302,699
18,865	PDF Solutions, Inc.[a]	226,003

The accompanying Notes to Financial Statements are an integral part of this schedule.

217

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value
Information Technology (14.9%) - continued
24,050	Perficient, Inc.[a]	$634,199
47,937	Photronics, Inc.[a]	382,298
22,666	Plexus Corporation[a]	1,349,534
20,293	Power Integrations, Inc.	1,482,404
31,208	Progress Software Corporation	1,211,495
22,461	Qualys, Inc.[a]	1,893,462
25,220	QuinStreet, Inc.[a]	320,294
73,932	Rambus, Inc.[a]	927,107
12,599	Rogers Corporation[a]	1,404,285
21,819	Rudolph Technologies, Inc.[a]	645,842
47,061	Sanmina Corporation[a]	1,378,887
17,542	ScanSource, Inc.[a]	706,943
45,403	Semtech Corporation[a]	2,136,211
12,677	Shutterstock, Inc.[a]	601,650
25,937	Solaredge Technology, Ltd.[a]	1,241,085
11,911	SPS Commerce, Inc.[a]	875,220
26,055	Super Micro Computer, Inc.[a]	616,201
27,305	Sykes Enterprises, Inc.[a]	785,838
84,353	TiVo Corp	1,134,548
86,458	Travelport Worldwide, Ltd.	1,602,931
9,784	TTEC Holdings, Inc.	338,037
63,867	TTM Technologies, Inc.[a]	1,125,975
26,565	Ultra Clean Holdings, Inc.[a]	440,979
33,403	Veeco Instruments, Inc.[a]	475,993
155,252	Viavi Solutions, Inc.[a]	1,589,780
18,937	Virtusa Corporation[a]	921,853
16,703	XO Group, Inc.[a]	534,496
33,635	Xperi Corporation	541,524

	Total	82,983,263

Materials (5.0%)
20,255	A. Schulman, Inc.	901,347
20,922	AdvanSix, Inc.[a]	766,373
216,299	AK Steel Holding Corporation[a]	938,738
18,029	American Vanguard Corporation	413,766
22,026	Balchem Corporation	2,161,632
26,668	Boise Cascade Company	1,192,060
34,244	Century Aluminum Company[a]	539,343
11,292	Clearwater Paper Corporation[a]	260,845
39,008	Flotek Industries, Inc.[a]	125,996
17,404	FutureFuel Corporation	243,830
34,679	H.B. Fuller Company	1,861,569
6,523	Hawkins, Inc.	230,588
8,589	Haynes International, Inc.	315,560
28,874	Ingevity Corporation[a]	2,334,752
13,405	Innophos Holdings, Inc.	638,078
16,740	Innospec, Inc.	1,281,447
11,498	Kaiser Aluminum Corporation	1,197,057
60,375	KapStone Paper and Packaging Corporation	2,082,937
14,486	Koppers Holdings, Inc.[a]	555,538
21,884	Kraton Performance Polymers, Inc.[a]	1,009,728
13,057	LSB Industries, Inc.[a]	69,202
13,851	Materion Corporation	750,032
18,507	Myers Industries, Inc.	355,334
11,534	Neenah, Inc.	978,660
6,262	Olympic Steel, Inc.	127,807
29,977	PH Glatfelter Company	587,249
9,140	Quaker Chemical Corporation	1,415,512
35,581	Rayonier Advanced Materials, Inc.	608,079
21,097	Schweitzer-Mauduit International, Inc.	922,361
13,670	Stepan Company	1,066,397
44,356	SunCoke Energy, Inc.[a]	594,370
26,881	TimkenSteel Corporation[a]	439,504
17,495	Tredegar Corporation	411,132
10,840	US Concrete, Inc.[a,b]	569,100

	Total	27,945,923

Real Estate (5.9%)
55,971	Acadia Realty Trust	1,531,926
21,289	Agree Realty Corporation	1,123,420
28,495	American Assets Trust, Inc.	1,091,074
31,033	Armada Hoffler Properties, Inc.	462,392
52,231	CareTrust REIT, Inc.	871,735
118,447	CBL & Associates Properties, Inc.	659,750
53,930	Cedar Realty Trust, Inc.	254,550
31,467	Chatham Lodging Trust	667,730
41,421	Chesapeake Lodging Trust	1,310,560
11,848	Community Healthcare Trust, Inc.	353,900
137,586	DiamondRock Hospitality Company	1,689,556
38,917	Easterly Government Properties, Inc.	769,000
23,972	EastGroup Properties, Inc.	2,290,764
42,114	Four Corners Property Trust, Inc.	1,037,268
73,560	Franklin Street Properties Corporation	629,674
22,656	Getty Realty Corporation	638,219
46,192	Global Net Lease, Inc.	943,703
68,015	Government Properties Income Trust	1,078,038
25,225	Hersha Hospitality Trust	541,076
25,488	HFF, Inc.	875,513
59,663	Independence Realty Trust, Inc.	615,126
57,400	Kite Realty Group Trust	980,392
148,165	Lexington Realty Trust	1,293,480
27,185	LTC Properties, Inc.	1,161,887
34,662	National Storage Affiliates Trust	1,068,283
48,263	Pennsylvania REIT	530,410
13,680	PS Business Parks, Inc.	1,757,880
54,901	Ramco-Gershenson Properties Trust	725,242
12,174	RE/MAX Holdings, Inc.	638,526
77,326	Retail Opportunity Investments Corporation	1,481,566
8,338	Saul Centers, Inc.	446,750
71,826	Summit Hotel Properties, Inc.	1,027,830
8,669	Universal Health Realty Income Trust	554,643
20,451	Urstadt Biddle Properties, Inc.	462,806
127,590	Washington Prime Group, Inc.	1,034,755
27,299	Whitestone REIT	340,691

	Total	32,940,115

Telecommunications Services (1.1%)
7,456	ATN International, Inc.	393,453
29,084	Cincinnati Bell, Inc.[a]	456,619
28,581	Cogent Communications Holdings	1,526,225
44,480	Consolidated Communications Holdings, Inc.	549,773
54,975	Frontier Communications Corporation[b]	294,666
57,546	Iridium Communications, Inc.[a]	926,490
13,634	Spok Holdings, Inc.	205,192
148,255	Vonage Holdings Corporation[a]	1,911,007

	Total	6,263,425

Utilities (2.2%)
25,199	American States Water Company	1,440,375
45,049	Avista Corporation	2,372,280
32,979	California Water Service Group	1,284,532
27,896	El Paso Electric Company	1,648,654
19,746	Northwest Natural Gas Company	1,259,795
58,655	South Jersey Industries, Inc.	1,963,183

The accompanying Notes to Financial Statements are an integral part of this schedule.

218

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of June 29, 2018

(unaudited)

Shares	Common Stock (99.3%)	Value
Utilities (2.2%) - continued
34,543	Spire, Inc.	$2,440,463

	Total	12,409,282

	Total Common Stock (cost $405,716,331)	555,309,909

	Collateral Held for Securities Loaned (3.9%)
22,099,600	Thrivent Cash Management Trust	22,099,600

	Total Collateral Held for Securities Loaned (cost $22,099,600)	22,099,600

Shares or
Principal
Amount	Short-Term Investments (0.7%)
	Federal Home Loan Bank Discount Notes
300,000	1.785%, 7/13/2018[c,d]	299,828
300,000	1.800%, 7/18/2018[c,d]	299,751
100,000	1.875%, 7/27/2018[c,d]	99,870
	Thrivent Core Short-Term Reserve Fund
310,585	2.290%	3,105,849

	Total Short-Term Investments (cost $3,805,245)	3,805,298

	Total Investments (cost $431,621,176) 103.9%	$581,214,807

	Other Assets and Liabilities, Net (3.9%)	(21,742,165)

	Total Net Assets 100.0%	$559,472,642

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of June 29, 2018:

Securities Lending Transactions
Common Stock	$21,456,155

Total lending	$21,456,155
Gross amount payable upon return of collateral for securities loaned	$22,099,600

Net amounts due to counterparty	$643,445

Definitions:
REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

219

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors implemented after the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Registrant’s principal executive and principal financial officers, or persons performing similar functions, are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13.	Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 27, 2018	THRIVENT SERIES FUND, INC.

	By:	/s/ David S. Royal
David S. Royal
President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 27, 2018	By:	/s/ David S. Royal
David S. Royal
President and Chief Investment Officer (principal executive officer)

Date: August 27, 2018	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer (principal financial officer)